UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-03213
NATIONWIDE VARIABLE INSURANCE TRUST
(Exact name of registrant as specified in charter)
1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428
(Address of principal executive offices)       (Zip code)
Eric E. Miller, Esq.
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(Name and address of agent for service)
Registrant’s telephone number, including area code: (484) 530-1300
Date of fiscal year end: December 31, 2007
Date of reporting period: January 1, 2007 through December 31, 2007
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

NVIT Nationwide Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NAT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

NVIT Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the NVIT Nationwide Fund (Class I at NAV) returned 8.18% versus 5.49% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 203 funds as of Dec. 31, 2007) was 5.78% for the same period.

Can you describe the market environment during the reporting period?

After performing well through June, U.S. stocks struggled during the remainder of the year as credit problems stemming from the mortgage market took center stage. While difficulties in this market had been brewing for some time, in the second half of 2007 these problems began to seriously undermine the earnings of many of Wall Street’s blue-chip financial-services companies. Largely because of the deteriorating environment in the financials sector, fourth-quarter profit projections for S&P 500 companies as a group swung from an 11.5% gain at the beginning of October to a 6.1% drop as of Dec. 31, 20071. Although the Federal Reserve Board began a steady easing of monetary policy in early August, fears of recession worsened significantly during the fourth quarter, hampering equity returns.

What areas of investment provided the most positive relative returns for the Fund?

Stock selection in the financials, information technology, and industrials sectors was particularly helpful to the Fund’s results versus the benchmark. Overall, we added value in seven out of 10 sectors. Underweighting Citigroup Inc. and Wachovia Corp., two financial-services companies with significant exposure to securities backed by subprime mortgages, proved beneficial to Fund performance. In the technology sector, the Fund was aided by holdings of MEMC Electronic Materials, Inc., a maker of silicon wafers used in solar panels; strong growth in the solar energy industry fueled the stock’s rise. Further lifting Fund performance was industrials holding Parker Hannifin Corp., a maker of fluid power systems and other motion-control products. Hannifin’s stock benefited from an inexpensive valuation at the start of the year and healthy demand from the aerospace industry.

What areas detracted from Fund performance?

Our stock selection in the health-care sector created a mild drag on Fund performance, as did a small cash position. Among individual holdings, underweighting Apple Inc. was detrimental. The maker of computers and consumer electronics products surprised us with its numerous, successful extensions of its iPod product line and its ability to fend off competition; we lessened the Fund’s underweight position in Apple as the year progressed. Fund holding drug maker Wyeth encountered difficulties with new products under development as well as rising challenges from generic competition. Merrill Lynch & Co., Inc. and The Bear Stearns Cos. Inc. were two financials holdings that hurt the Fund; we underestimated the companies’ vulnerability to subprime mortgage-related problems. We eliminated Wyeth and Bear Stearns from the Fund’s portfolio, and we reduced Merrill Lynch to approximately a market weighting.

What is your outlook for the near term?

We suspect that the United States is either very close to an economic recession or already in one. That said, the risks in the market are fairly well known, which means these risks may already be factored into stock prices. Moreover, we believe that the Federal Reserve should soon recognize the severity of financial stresses in the capital markets and begin to ease policy aggressively rather than cautiously. Uncertainty is high, but investors should remember that times of high uncertainty often create solid buying opportunities. We remain optimistic that the overall market’s volatility will create attractive valuation discrepancies that will help us pursue solid returns for our shareholders.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Gary D. Haubold, CFA and Joseph A. Cerniglia, CFA

[1]	http://news.moneycentral.msn.com (Profit projections for S&P 500 companies slide.) (Dec. 2007)

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage more than $44.2 billion in assets as of December 31, 2007, of which more than $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not an affiliate of Aberdeen Asset Management Inc.

2007 Annual Report 5

NVIT Nationwide Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	8.18%	13.07%	5.23%	0.82%

Class II [3]	7.89%	12.79%	5.10%	1.06%

Class III [3]	8.22%	13.09%	5.26%	0.82%

Class IV [3]	8.18%	13.07%	5.23%	0.82%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class II shares (July 11, 2002), Class III shares (May 6, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Nationwide Fund, Standard & Poor’s 500 Index (S&P 500)(a), and Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

NVIT Nationwide Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During	During
			Account	Account	Period ($)	Period (%)
			Value ($)	Value ($)	07/01/07 -	07/01/07 -
NVIT Nationwide Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	1,000.50	4.13	0.82
	Hypothetical	[b]	1,000.00	1,021.07	4.18	0.82

Class II	Actual		1,000.00	998.60	5.54	1.10
	Hypothetical	[b]	1,000.00	1,019.66	5.60	1.10

Class III	Actual		1,000.00	1,001.10	4.19	0.83
	Hypothetical	[b]	1,000.00	1,021.02	4.23	0.83

Class IV	Actual		1,000.00	1,000.50	4.13	0.82
	Hypothetical	[b]	1,000.00	1,021.07	4.18	0.82

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Portfolio Summary	NVIT Nationwide Fund
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.1%
Repurchase Agreements	0.4%
Other Investments*	1.1%
Liabilities in excess of other assets**	-0.6%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	9.5%
Insurance	6.8%
Pharmaceuticals	5.5%
Food & Staples Retailing	4.2%
Computers & Peripherals	4.0%
Diversified Telecommunication Services	4.0%
Software	3.8%
Capital Markets	3.6%
Diversified Financial Services	3.6%
Health Care Providers & Services	3.5%
Other	51.5%

100.0%

Top Holdings***

Exxon Mobil Corp.	3.9%
AT&T, Inc.	3.3%
Microsoft Corp.	3.1%
Procter & Gamble Co.	2.1%
Pfizer, Inc.	1.9%
J.P. Morgan Chase & Co.	1.8%
Google, Inc., Class A	1.7%
Hewlett-Packard Co.	1.7%
Occidental Petroleum Corp.	1.7%
Intel Corp.	1.7%
Other	77.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

NVIT Nationwide Fund

Common Stocks (99.1%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.4%)
BE Aerospace, Inc.*	37,100	$1,962,590
Boeing Co.	47,900	4,189,334
General Dynamics Corp.	62,900	5,597,471
L-3 Communications Holdings, Inc.	100,500	10,646,970
Northrop Grumman Corp.	111,412	8,761,440
Raytheon Co.	212,220	12,881,754

		44,039,559

Auto Components (0.8%)
BorgWarner, Inc.	79,430	3,845,206
Goodyear Tire & Rubber Co., (The)*	50,700	1,430,754
Johnson Controls, Inc.	240,400	8,664,016

		13,939,976

Beverages (2.1%)
Coca-Cola Co. (The)	273,200	16,766,285
Constellation Brands, Inc.* (a)	436,030	10,307,749
Molson Coors Brewing Co.	218,250	11,266,065

		38,340,099

Biotechnology (1.0%)
Genentech, Inc.*	80,600	5,405,842
Gilead Sciences, Inc.*	290,210	13,352,562

		18,758,404

Capital Markets (3.6%)
Goldman Sachs Group, Inc. (The)	75,400	16,214,770
Invesco Ltd.	199,200	6,250,896
Lehman Brothers Holdings, Inc.	97,900	6,406,576
Lloyds TSB Group PLC ADR — GB	310,164	11,677,675
Merrill Lynch & Co., Inc.	181,900	9,764,392
Northern Trust Corp.	43,300	3,315,914
NYSE Euronext	104,663	9,186,271
State Street Corp.	24,200	1,965,040
TD Ameritrade Holding Corp.*	45,100	904,706

		65,686,240

Chemicals (1.2%)
Dow Chemical Co. (The)	194,200	7,655,364
Eastman Chemical Co.	51,700	3,158,353
Monsanto Co.	52,100	5,819,049
PPG Industries, Inc.	88,500	6,215,355

		22,848,121

Commercial Banks (3.0%)
Banco Santander Chile SA ADR — CL	22,570	1,150,845
BB&T Corp.	96,000	2,944,320
Deutsche Bank AG	20,400	2,639,964
Huntington Bancshares, Inc.	110,000	1,623,600
KeyCorp	60,200	1,411,690
Marshall & Ilsley Corp.	40,000	1,059,200
PNC Financial Services Group, Inc.	46,000	3,019,900
Regions Financial Corp.	90,200	2,133,230
SunTrust Banks, Inc.	56,100	3,505,689
U.S. Bancorp	541,430	17,184,988
Unibanco GDR — BR	52,500	7,331,100
Wells Fargo & Co.	364,000	10,989,160

		54,993,686

Commercial Services & Supplies (0.2%)
Waste Management, Inc.	104,600	3,417,282

Communications Equipment (2.5%)
Ciena Corp.* (a)	62,500	2,131,875
Cisco Systems, Inc.*	435,977	11,801,897
Corning, Inc.	318,260	7,635,058
Nokia Oyj ADR — FI	421,470	16,180,233
QUALCOMM, Inc.	225,150	8,859,653

		46,608,716

Computers & Peripherals (4.0%)
Apple, Inc.*	90,900	18,005,472
Hewlett-Packard Co.	615,800	31,085,584
International Business Machines Corp.	202,894	21,932,841
Network Appliance, Inc.*	70,000	1,747,200
SanDisk Corp.*	54,000	1,791,180

		74,562,277

Consumer Finance (0.2%)
American Express Co.	80,500	4,187,610

Containers & Packaging (0.6%)
Pactiv Corp.*	421,900	11,235,197

Diversified Financial Services (3.6%)
Bank of America Corp.	275,935	11,385,078
Bank of New York Mellon Corp. (The)	66,800	3,257,168
CIT Group, Inc.	88,100	2,117,043
Citigroup, Inc.	174,313	5,131,775
CME Group, Inc.	6,400	4,390,400
ING Groep NV ADR — NL	88,000	3,424,080
J.P. Morgan Chase & Co.	749,343	32,708,822

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Diversified Financial Services (continued)
Morgan Stanley	59,150	$3,141,456

		65,555,822

Diversified Telecommunication Services (4.0%)
AT&T, Inc.	1,468,439	61,028,325
Embarq Corp.	140,720	6,969,862
Verizon Communications, Inc.	117,300	5,124,837

		73,123,024

Electric Utilities (2.0%)
Duke Energy Corp.	276,400	5,574,988
Exelon Corp.	56,130	4,582,453
FirstEnergy Corp.	43,830	3,170,662
Integrys Energy Group, Inc.	29,000	1,499,010
Mirant Corp.*	132,700	5,172,646
Northeast Utilities	206,200	6,456,122
Portland General Electric Co.	83,400	2,316,852
Progress Energy, Inc.	53,950	2,612,799
Southern Co.	159,430	6,177,912

		37,563,444

Electrical Equipment (0.2%)
Cooper Industries Ltd., Class A	55,590	2,939,599

Electronic Equipment & Instruments (1.4%)
Au Optronics Corp. ADR — TW	335,400	6,439,680
Avnet, Inc.*	233,000	8,148,010
Garmin Ltd.	29,910	2,901,270
Ingram Micro, Inc.*	50,000	902,000
Molex, Inc.	30,000	819,000
Trimble Navigation Ltd.*	25,100	759,024
Tyco Electronics Ltd.	154,200	5,725,446

		25,694,430

Energy Equipment & Services (0.7%)
Schlumberger Ltd.	98,100	9,650,097
Transocean, Inc.*	29,000	4,151,350

		13,801,447

Entertainment (0.9%)
Walt Disney Co. (The)	530,300	17,118,084

Food & Staples Retailing (4.2%)
Costco Wholesale Corp.	42,600	2,971,776
CVS Caremark Corp.	493,900	19,632,525
Kroger Co. (The)	965,924	25,799,830
Rite Aid Corp.* (a)	50,000	139,500
Safeway, Inc.	516,600	17,672,886
SUPERVALU, Inc.	208,900	7,837,928
SYSCO Corp.	128,350	4,005,804

		78,060,249

Food Products (2.2%)
Archer-Daniels-Midland Co.	10,900	506,087
Bunge Ltd.	34,900	4,062,709
Campbell Soup Co.	180,550	6,451,051
ConAgra Foods, Inc.	145,200	3,454,308
Corn Products International, Inc.	135,900	4,994,325
General Mills, Inc.	57,300	3,266,100
H.J. Heinz Co.	55,000	2,567,400
PepsiCo, Inc.	105,800	8,030,220
Sara Lee Corp.	166,200	2,669,172
Unilever PLC ADR — GB	130,130	4,869,465

		40,870,837

Gas Utility (0.3%)
Energen Corp.	98,700	6,339,501

Health Care Equipment & Supplies (0.7%)
Baxter International, Inc.	55,320	3,211,326
Beckman Coulter, Inc.	41,800	3,043,040
Becton, Dickinson & Co.	12,500	1,044,750
PerkinElmer, Inc.	109,600	2,851,792
St. Jude Medical, Inc.*	31,000	1,259,840
Stryker Corp.	15,800	1,180,576

		12,591,324

Health Care Providers & Services (3.5%)
Aetna, Inc.	173,050	9,990,177
AmerisourceBergen Corp.	100,900	4,527,383
CIGNA Corp.	98,300	5,281,659
Laboratory Corp. of America Holdings*	54,680	4,129,980
McKesson Corp.	146,600	9,603,766
Medco Health Solutions, Inc.*	70,100	7,108,140
Quest Diagnostics, Inc.	53,110	2,809,519
UnitedHealth Group, Inc.	377,950	21,996,690

		65,447,314

Hotels, Restaurants & Leisure (1.2%)
Brinker International, Inc. (a)	164,800	3,223,488
Darden Restaurants, Inc.	40,000	1,108,400
International Game Technology	55,000	2,416,150
McDonald’s Corp.	120,500	7,098,655
Royal Caribbean Cruises Ltd.	82,120	3,485,173
Sonic Corp.*	70,000	1,533,000

10 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Hotels, Restaurants & Leisure (continued)
Starwood Hotels & Resorts Worldwide, Inc.	69,300	$3,051,279

		21,916,145

Household Durables (0.1%)
Newell Rubbermaid, Inc.	39,800	1,030,024

Household Products (2.7%)
Colgate-Palmolive Co.	101,610	7,921,515
Kimberly-Clark Corp.	36,870	2,556,566
Procter & Gamble Co.	535,250	39,298,055

		49,776,136

Industrial Conglomerate (0.7%)
General Electric Co.	331,915	12,304,089

Insurance (6.8%)
ACE Ltd.	124,400	7,685,432
Aegon NV	360,600	6,321,318
American Financial Group, Inc.	19,900	574,712
American International Group, Inc.	293,300	17,099,390
AON Corp.	57,000	2,718,330
AXA ADR — FR	185,310	7,358,660
Chubb Corp.	154,000	8,405,320
Everest Re Group Ltd.	36,000	3,614,400
Hartford Financial Services Group, Inc.	55,300	4,821,607
HCC Insurance Holdings, Inc.	40,000	1,147,200
Lincoln National Corp.	111,300	6,479,886
Manulife Financial Corp.	274,670	11,192,802
MetLife, Inc.	425,824	26,239,275
Prudential Financial, Inc.	101,565	9,449,608
Torchmark Corp.	45,100	2,729,903
W.R. Berkley Corp.	140,910	4,200,527
XL Capital Ltd., Class A	103,300	5,197,023

		125,235,393

Internet & Catalog Retail (0.4%)
Amazon.Com, Inc.*	55,000	5,095,200
eBay, Inc.*	82,000	2,721,580

		7,816,780

Internet Software & Services (1.7%)
Google, Inc., Class A*	45,150	31,220,322
Perficient, Inc.*	14,400	226,656

		31,446,978

Leisure Equipment & Products (0.1%)
Mattel, Inc.	110,050	2,095,352

Life Sciences Tools & Services (1.2%)
Thermo Fisher Scientific, Inc.*	387,850	22,371,188

Machinery (2.2%)
Cummins, Inc.	33,400	4,254,158
Deere & Co.	45,800	4,264,896
Dover Corp.	32,500	1,497,925
Eaton Corp.	90,600	8,783,670
ITT Corp.	44,200	2,918,968
Joy Global, Inc.	59,100	3,889,962
Kennametal, Inc.	100,400	3,801,144
Manitowoc Co., Inc. (The)	57,000	2,783,310
Parker Hannifin Corp.	79,675	6,000,324
Terex Corp.*	41,000	2,688,370

		40,882,727

Manufacturing (0.7%)
3M Co.	67,000	5,649,440
Illinois Tool Works, Inc.	135,800	7,270,732
Tyco International Ltd.	15,100	598,715

		13,518,887

Marine (0.1%) (a)
Omega Navigation Enterprises, Inc., Class A	73,500	1,157,625

Media (1.8%)
DIRECTV Group, Inc. (The)*	62,700	1,449,624
Discovery Holding Co.*	40,000	1,005,600
Gannett Co., Inc.	132,500	5,167,500
Idearc, Inc.	1	17
New York Times Co. (The), Class A (a)	628,340	11,014,800
News Corp., Class A	235,100	4,817,199
Time Warner, Inc.	562,766	9,291,267
Viacom, Inc., Class B*	1	44

		32,746,051

Metals & Mining (1.8%)
Alcoa, Inc.	159,360	5,824,608
Cameco Corp.	63,300	2,519,973
Freeport-McMoRan Copper & Gold, Inc., Class B	138,870	14,225,843
Nucor Corp.	146,100	8,652,042
Southern Copper Corp. (a)	27,130	2,852,177

		34,074,643

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Multi-Utilities (2.5%)
Ameren Corp.	50,000	$2,710,500
CenterPoint Energy, Inc.	131,300	2,249,169
Consolidated Edison, Inc.	172,100	8,407,085
PG&E Corp.	97,000	4,179,730
Public Service Enterprise Group, Inc.	142,300	13,979,552
Scana Corp.	83,000	3,498,450
Sempra Energy	131,750	8,152,690
Xcel Energy, Inc.	127,000	2,866,390

		46,043,566

Multiline Retail (2.1%)
J.C. Penney Co., Inc.	65,100	2,863,749
Kohl’s Corp.*	81,370	3,726,746
Macy’s, Inc.	264,900	6,852,963
Nordstrom, Inc.	49,460	1,816,666
Target Corp.	250,970	12,548,500
Wal-Mart Stores, Inc.	214,300	10,185,679

		37,994,303

Office Electronics (0.5%)
Xerox Corp.*	614,000	9,940,660

Oil, Gas & Consumable Fuels (9.5%)
Apache Corp.	34,000	3,656,360
Chesapeake Energy Corp.	226,000	8,859,200
Chevron Corp.	195,644	18,259,454
ConocoPhillips	139,914	12,354,406
Exxon Mobil Corp.	765,343	71,704,986
Marathon Oil Corp.	73,600	4,479,296
Mariner Energy, Inc.*	100,000	2,288,000
Noble Energy, Inc.	20,000	1,590,400
Occidental Petroleum Corp.	400,603	30,842,425
StatoilHydro ASA Sponsored ADR — NO	62,800	1,916,656
Total SA ADR — FR	94,540	7,809,004
Valero Energy Corp.	71,100	4,979,133
Williams Cos., Inc.	152,900	5,470,762
XTO Energy, Inc.	20,000	1,027,200

		175,237,282

Paper & Forest Products (0.3%)
MeadWestvaco Corp.	152,800	4,782,640

Pharmaceuticals (5.5%)
Abbott Laboratories	75,060	4,214,619
Allergan, Inc.	99,800	6,411,152
Amylin Pharmaceuticals, Inc.* (a)	88,400	3,270,800
Bristol-Myers Squibb Co.	591,500	15,686,580
Eli Lilly & Co.	171,100	9,135,029
Johnson & Johnson	92,900	6,196,430
Merck & Co., Inc.	287,100	16,683,381
Pfizer, Inc.	1,506,290	34,237,972
PharMerica Corp.* (a)	6,970	96,743
Schering-Plough Corp.	240,800	6,414,912

		102,347,618

Real Estate Investment Trust (REIT) (0.2%) (a)
Ashford Hospitality Trust, Inc.	431,800	3,104,642

Real Estate Management & Development (0.4%) (a)
CB Richard Ellis Group, Inc., Class A*	359,800	7,753,690

Road & Rail (0.6%)
Union Pacific Corp.	82,700	10,388,774

Semiconductors & Semiconductor Equipment (2.7%)
Applied Materials, Inc.	655,400	11,639,904
Intel Corp.	1,144,900	30,523,034
NVIDIA Corp.*	216,100	7,351,722

		49,514,660

Software (3.8%)
Adobe Systems, Inc.*	92,000	3,931,160
Jack Henry & Associates, Inc.	89,100	2,168,694
Microsoft Corp.	1,584,943	56,423,971
Oracle Corp.*	355,760	8,033,061

		70,556,886

Specialty Retail (1.1%)
Nike, Inc.	110,900	7,124,216
Sherwin-Williams Co. (The)	57,000	3,308,280
Tiffany & Co.	50,000	2,301,500
TJX Cos., Inc.	266,030	7,643,042

		20,377,038

Textiles, Apparel & Luxury Goods (0.3%)
V.F. Corp.	77,390	5,313,597

Thrifts & Mortgage Finance (0.0%)
Astoria Financial Corp.	28,000	651,560

Tobacco (0.2%)
Reynolds American, Inc.	42,200	2,783,512

12 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Trading Companies & Distributors (0.3%)
W.W. Grainger, Inc.	68,200	$5,968,864

Wireless Telecommunication Services (2.3%)
BT Group PLC ADR — GB	87,710	4,729,323
Research In Motion Ltd.*	228,900	25,957,260
Sprint Nextel Corp.	385,800	5,065,554
Vodafone Group PLC ADR — GB	191,889	7,161,298

		42,913,435

Total Common Stocks		1,829,766,987

Repurchase Agreements (0.4%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $472,264, collateralized by Government National Mortgage Association with a market value of $481,596	472,153	472,153
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $4,162,032, collateralized by U.S. Government Agencies with a market value of $4,244,277	4,161,056	4,161,056
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $3,641,778, collateralized by U.S. Government Agency Mortgages with a market value of $3,713,743	3,640,924	3,640,924

Total Repurchase Agreements		8,274,133

Securities Purchased with Collateral for Securities on Loan (1.1%)

	Principal Amount

Repurchase Agreements (1.1%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $19,643,964, collateralized by U.S. Government Agency Mortgages with a market value of $20,031,558	$19,638,782	19,638,782

Total Securities Purchased with collateral for securities on Loan		19,638,782

Total Investments (Cost $1,806,476,898) (b) — 100.6%		1,857,679,902
Liabilities in excess of other assets — (0.6)%		(10,569,039)

NET ASSETS — 100.0%		$1,847,110,863

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of December 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

BR	Brazil

CL	Chile

FI	Finland

FR	France

GB	United Kingdom

GDR	Global Depositary Receipt

NL	Netherlands

NO	Norway

TW	Taiwan

See accompanying notes to financial statements.

2007 Annual Report 13

Statement of Assets and Liabilities
December 31, 2007

NVIT
Nationwide Fund

Assets:
Investments, at value (cost $1,778,563,983)*	$1,829,766,987
Repurchase agreements, at cost and value	27,912,915

Total Investments	1,857,679,902

Interest and dividends receivable	2,555,886
Receivable for capital shares issued	923,136
Receivable for investments sold	24,871,700

Total Assets	1,886,030,624

Liabilities:
Payable for investments purchased	16,895,778
Payable upon return of securities loaned (Note 2)	19,638,782
Payable for capital shares redeemed	857,001
Accrued expenses and other payables:
Investment advisory fees	864,914
Fund administration and transfer agent fees	30,284
Distribution fees	85,224
Administrative servicing fees	430,405
Compliance program costs	9,538
Other	107,835

Total Liabilities	38,919,761

Net Assets	$1,847,110,863

Represented by:
Capital	$1,594,778,227
Accumulated net investment income	424,771
Accumulated net realized gains from investment transactions	200,704,861
Net unrealized appreciation on investments	51,203,004

Net Assets	$1,847,110,863

Net Assets:
Class I Shares	$1,273,466,977
Class II Shares	406,704,896
Class III Shares	1,339,269
Class IV Shares	165,599,721

Total	$1,847,110,863

Shares outstanding (unlimited number of shares authorized):
Class I Shares	93,676,689
Class II Shares	30,028,804
Class III Shares	98,324
Class IV Shares	12,184,112

Total	135,987,929

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.59
Class II Shares	$13.54
Class III Shares	$13.62
Class IV Shares	$13.59

*	Includes value of securities on loan of $19,288,440 (Note 2).

See accompanying notes to financial statements.

14 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

NVIT
Nationwide Fund

INVESTMENT INCOME:
Interest income	$1,983,583
Dividend income	33,897,972
Income from securities lending (Note 2)	261,008
Foreign tax withholding	(9,556)

Total Income	36,133,007

Expenses:
Investment advisory fees	10,871,165
Fund administration and transfer agent fees	935,732
Distribution fees Class II Shares	749,283
Administrative servicing fees Class I Shares	2,246,424
Administrative servicing fees Class II Shares	551,714
Administrative servicing fees Class III Shares	2,967
Administrative servicing fees Class IV Shares	268,832
Custodian fees	102,999
Trustee fees	97,006
Compliance program costs (Note 3)	7,042
Other	310,744

Total expenses before earnings credit	16,143,908
Earnings credit (Note 6)	(19,210)

Net Expenses	16,124,698

Net Investment Income	20,008,309

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	228,656,636
Net change in unrealized depreciation on investments	(96,933,819)

Net realized/unrealized gains on investments	131,722,817

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$151,731,126

See accompanying notes to financial statements.

2007 Annual Report 15

Statements of Changes in Net Assets

	NVIT Nationwide Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$20,008,309	$18,496,056
Net realized gains on investment transactions	228,656,636	160,829,063
Net change in unrealized appreciation/depreciation on investments	(96,933,819)	43,781,755

Change in net assets resulting from operations	151,731,126	223,106,874

Distributions to shareholders from:
Net investment income:
Class I	(15,009,575)	(15,756,598)
Class II	(2,774,191)	(1,016,725)
Class III	(17,935)	(14,436)
Class IV	(1,781,837)	(1,750,451)
Net realized gains:
Class I	(70,089,329)	–
Class II	(14,076,996)	–
Class III	(101,330)	–
Class IV	(8,009,931)	–

Change in net assets from shareholder distributions	(111,861,124)	(18,538,210)

Change in net assets from capital transactions	(33,175,005)	(59,202,504)

Change in net assets	6,694,997	145,366,160
Net Assets:
Beginning of period	1,840,415,866	1,695,049,706

End of period	$1,847,110,863	$1,840,415,866

Accumulated net investment income at end of period	$424,771	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$12,699,218	$8,335,766
Dividends reinvested	85,098,711	15,756,598
Cost of shares redeemed	(344,145,404)	(218,122,841)

	(246,347,475)	(194,030,477)

Class II Shares
Proceeds from shares issued	208,274,172	150,928,243
Dividends reinvested	16,851,147	1,016,725
Cost of shares redeemed	(7,066,343)	(2,152,437)

	218,058,976	149,792,531

Class III Shares
Proceeds from shares issued	2,074,969	1,154,191
Dividends reinvested	119,265	14,436
Cost of shares redeemed (a)	(2,605,070)	(1,138,554)

	(410,836)	30,073

See accompanying notes to financial statements.

16 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$3,502,666	$3,855,172
Dividends reinvested	9,791,720	1,750,451
Cost of shares redeemed	(17,770,056)	(20,600,254)

	(4,475,670)	(14,994,631)

Change in net assets from capital transactions	$(33,175,005)	$(59,202,504)

SHARE TRANSACTIONS:
Class I Shares
Issued	927,923	677,225
Reinvested	6,248,264	1,264,192
Redeemed	(24,926,396)	(17,658,704)

	(17,750,209)	(15,717,287)

Class II Shares
Issued	15,157,049	12,156,768
Reinvested	1,241,652	80,475
Redeemed	(506,659)	(176,853)

	15,892,042	12,060,390

Class III Shares
Issued	148,752	89,452
Reinvested	8,746	1,143
Redeemed	(192,680)	(91,482)

	(35,182)	(887)

Class IV Shares
Issued	253,943	311,095
Reinvested	718,894	140,403
Redeemed	(1,292,912)	(1,669,408)

	(320,075)	(1,217,910)

Total change in shares	(2,213,424)	(4,875,694)

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 17

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

NVIT Nationwide Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net	Net		Net Asset
	Beginning	Investment	Gains on	Investment	Investment	Realized	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)

Class I Shares
Year ended December 31, 2003	$8.10	0.08	2.14	2.22	(0.05)	–	(0.05)	$10.27	27.51%
Year ended December 31, 2004	$10.27	0.12	0.88	1.00	(0.14)	–	(0.14)	$11.13	9.75%
Year ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	–	(0.10)	$11.85	7.44%
Year ended December 31, 2006	$11.85	0.14	1.47	1.61	(0.14)	–	(0.14)	$13.32	13.63%
Year ended December 31, 2007	$13.32	0.16	0.93	1.09	(0.15)	(0.67)	(0.82)	$13.59	8.18%
Class II Shares
Year ended December 31, 2003	$8.10	0.05	2.15	2.20	(0.04)	–	(0.04)	$10.26	27.23%
Year ended December 31, 2004	$10.26	0.08	0.89	0.97	(0.11)	–	(0.11)	$11.12	9.53%
Year ended December 31, 2005	$11.12	0.07	0.71	0.78	(0.08)	–	(0.08)	$11.82	7.04%
Year ended December 31, 2006	$11.82	0.10	1.48	1.58	(0.12)	–	(0.12)	$13.28	13.40%
Year ended December 31, 2007	$13.28	0.11	0.94	1.05	(0.12)	(0.67)	(0.79)	$13.54	7.89%
Class III Shares
Year ended December 31, 2003	$8.11	0.09	2.13	2.22	(0.05)	–	(0.05)	$10.28	27.48%
Year ended December 31, 2004	$10.28	0.11	0.89	1.00	(0.13)	–	(0.13)	$11.15	9.84%
Year ended December 31, 2005	$11.15	0.09	0.73	0.82	(0.11)	–	(0.11)	$11.86	7.35%
Year ended December 31, 2006	$11.86	0.13	1.49	1.62	(0.14)	–	(0.14)	$13.34	13.71%
Year ended December 31, 2007	$13.34	0.14	0.95	1.09	(0.14)	(0.67)	(0.81)	$13.62	8.22%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
				Ratio of	Investment
		Ratio of	Ratio of Net	Expenses	Income
	Net Assets	Expenses to	Investment	(Prior to	(Prior to
	at End of	Average	Income	Reimbursements)	Reimbursements)
	Period	Net	to Average	to Average	to Average	Portfolio
	(000s)	Assets (b)	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year ended December 31, 2003	$1,459,917	0.83%	0.83%	(e)	(e)	129.01%
Year ended December 31, 2004	$1,402,753	0.83%	1.07%	(e)	(e)	131.43%
Year ended December 31, 2005	$1,506,358	0.83%	0.88%	(e)	(e)	179.84%
Year ended December 31, 2006	$1,484,346	0.82%	1.08%	(e)	(e)	222.16%
Year ended December 31, 2007	$1,273,467	0.79%	1.08%	0.79%	1.08%	377.04%
Class II Shares
Year ended December 31, 2003	$5,570	1.08%	0.60%	(e)	(e)	129.01%
Year ended December 31, 2004	$11,210	1.08%	0.95%	(e)	(e)	131.43%
Year ended December 31, 2005	$24,550	1.08%	0.66%	(e)	(e)	179.84%
Year ended December 31, 2006	$187,747	1.06%	0.88%	(e)	(e)	222.16%
Year ended December 31, 2007	$406,705	1.07%	0.83%	1.08%	0.83%	377.04%
Class III Shares
Year ended December 31, 2003	$870	0.83%	0.83%	(e)	(e)	129.01%
Year ended December 31, 2004	$847	0.83%	1.05%	(e)	(e)	131.43%
Year ended December 31, 2005	$1,595	0.83%	0.86%	(e)	(e)	179.84%
Year ended December 31, 2006	$1,781	0.82%	1.02%	(e)	(e)	222.16%
Year ended December 31, 2007	$1,339	0.81%	1.04%	0.81%	1.04%	377.04%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	There were no fee reductions during the period.

(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

18 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net	Net		Net Asset
	Beginning	Investment	Gains on	Investment	Investment	Realized	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)

Class IV Shares
Period ended December 31, 2003 (f)	$8.30	0.05	1.95	2.00	(0.03)	–	(0.03)	$10.27	24.17%
Year ended December 31, 2004	$10.27	0.12	0.88	1.00	(0.14)	–	(0.14)	$11.13	9.75%
Year ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	–	(0.10)	$11.85	7.44%
Year ended December 31, 2006	$11.85	0.14	1.47	1.61	(0.14)	–	(0.14)	$13.32	13.63%
Year ended December 31, 2007	$13.32	0.15	0.94	1.09	(0.15)	(0.67)	(0.82)	$13.59	8.18%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
				Ratio of	Investment
		Ratio of	Ratio of Net	Expenses	Income
	Net Assets	Expenses to	Investment	(Prior to	(Prior to
	at End of	Average	Income	Reimbursements)	Reimbursements)
	Period	Net	to Average	to Average	to Average	Portfolio
	(000s)	Assets (b)	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class IV Shares
Period ended December 31, 2003 (f)	$169,690	0.83%	0.85%	(e)	(e)	129.01%
Year ended December 31, 2004	$167,051	0.83%	1.06%	(e)	(e)	131.43%
Year ended December 31, 2005	$162,547	0.83%	0.86%	(e)	(e)	179.84%
Year ended December 31, 2006	$166,542	0.82%	1.09%	(e)	(e)	222.16%
Year ended December 31, 2007	$165,600	0.80%	1.08%	0.80%	1.08%	377.04%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	There were no fee reductions during the period.

(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

2007 Annual Report 19

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the NVIT Nationwide Fund (the “Fund”) (formerly “Gartmore GVIT Nationwide Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

20 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of
Value of Loaned Securities	Collateral

$19,288,440	$19,638,782

22 Annual Report 2007

(g)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Effective October 1, 2007, Aberdeen Asset Management Inc. (the “subadviser”) became the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule for the year ended December 31, 2007:

Fee Schedule	Fees

Up to $250 million	0.600%

$250 million up to $1 billion	0.575%

$1 billion up to $2 billion	0.550%

$2 billion up to $5 billion	0.525%

$5 billion or more	0.500%

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $1,381,924 for the year ended December 31, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”(“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”)(a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc.”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a majority-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $5,469,895 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $7,042.

24 Annual Report 2007

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had no contributions to capital due to collection of redemption fees.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $7,113,601,223 and sales of $7,218,932,942.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into

2007 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2007

Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from

		Net Long Term	Total Taxable	Tax Exempt	Total Distributions
Year	Ordinary Income	Capital Gains	Distributions	Distributions	Paid

2007	$63,580,053	$48,281,071	$111,861,124	$–	$111,861,124

2006	$18,538,210	$–	$18,538,210	$–	$18,538,210

26 Annual Report 2007

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$166,449,528	$79,866,222	$246,315,750	$–	$(20,453,522)	$26,470,408	$252,332,636

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$1,831,209,494	$96,723,732	$(70,253,324)	$26,470,408

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October capital losses in the amount of $18,945,161.

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires

Market Street All Pro Broad Equity	1,508,361	2010

2007 Annual Report 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Nationwide Fund (formerly Gartmore GVIT Nationwide Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

28 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 32% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $48,281,071 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 29

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

30 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 31

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

32 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 33

NVIT Growth Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NAT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Growth Fund (Class I at NAV) returned 19.54%, versus 11.81% for the Fund’s benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi Cap Growth Funds was 12.67%.

Can you describe the market environment during the reporting period?

Amid a general resurgence of growth stocks, large-cap growth stocks posted decent gains during the period. Most of those gains came in the first half of the year, as prospects for the U.S. economy worsened during the final six months of 2007 due to the subprime mortgage crisis and continued weakness in the housing market. The financial sector was particularly hard-hit, as a number of prominent companies there reported huge writedowns and disappointing earnings in the second and third quarters. These companies had significant investments in securities backed by subprime mortgages, and when borrowers began defaulting on the underlying loans in large numbers, the securities plunged in value. On the other hand, growth sectors like information technology performed well, aided by lean inventories, healthy demand and favorable product cycles.

What areas of investment provided the most positive relative returns to the Fund?

We were able to add significant value with stock selection during the year, as the market rewarded superior earnings growth. In financials, for example, the Fund carried approximately a market weighting, on average, but recorded a return of more than 20% versus the benchmark’s roughly break-even result in that sector due to our investment in the InterContinental Exchange. The company enjoyed robust earnings growth bolstered by both rising trading volumes and well-chosen acquisitions. Other sectors where our stock picking was especially beneficial were industrials and health care. Individual contributors included Monsanto Co., which enjoyed robust demand for its genetically modified seeds. The Fund was also aided by Precision Castparts Corp., a maker of industrial castings that benefited from both a strong commercial aircraft cycle and healthy demand for its forged products. Canada’s Research In Motion Ltd. saw its earnings growth accelerate, as the company expanded into the consumer market with its BlackBerry “smartphones” and also tapped new geographical markets.

What areas detracted from Fund performance?

On the downside, retailer Kohl’s struggled with uncooperative weather, a disappointing launch of a branded clothing line and a softening economy that made consumers less inclined to spend. Not owning National-Oilwell Varco Inc., a benchmark component, further undermined our results, as the stock of the drilling rig maker more than doubled. Cable stock Comcast Corp. fared poorly amid slowing subscriber growth and increased competition. Meanwhile, networking products provider F5 Networks Inc. made a dilutive acquisition and suffered from fears about spending cutbacks among financial companies, who represent a large source of revenue for the company.

What is your outlook for the near term?

We believe earnings estimates for 2008 are too high and will be lowered as the year progresses. Accordingly, we’ve given the Fund a more defensive tilt by taking some profits in technology, boosting our exposure to health care and lessening our underweighting in consumer staples. We believe this greater emphasis on stable growth should serve the Fund’s shareholders well in the coming months.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values. Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc.

2007 Annual Report 5

Nationwide NVIT Growth Fund
Fund Performance

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	19.54%	14.18%	-0.10%	0.87%

Class IV [3]	19.56%	14.19%	-0.10%	0.87%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because Class IV shares invest in the same portfolio of securities.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide NVIT Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During	During
			Account	Account	Period ($)	Period (%)
			Value ($)	Value ($)	07/01/07 -	07/01/07 -
Nationwide NVIT Growth Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	1,071.00	4.54	0.87
	Hypothetical	[b]	1,000.00	1,020.82	4.43	0.87

Class IV	Actual		1,000.00	1,071.90	4.39	0.84
	Hypothetical	[b]	1,000.00	1,020.97	4.28	0.84

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Portfolio Summary	Nationwide NVIT Growth Fund
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.4%
Repurchase Agreements	1.0%
Other Investments*	1.4%
Liabilities in excess of other assets**	-1.8%

100.0%

Top Industries

Computers & Peripherals	7.1%
Software	6.7%
Pharmaceuticals	6.5%
Communications Equipment	5.9%
Semiconductors & Semiconductor Equipment	5.8%
Aerospace & Defense	4.7%
Oil, Gas & Consumable Fuels	4.3%
Energy Equipment & Services	4.3%
Health Care Equipment & Supplies	4.1%
Capital Markets	3.9%
Other	46.7%

100.0%

Top Holdings***

Microsoft Corp.	3.8%
Intel Corp.	3.0%
Cisco Systems, Inc.	3.0%
Apple, Inc.	2.7%
Merck & Co., Inc.	2.5%
Google, Inc., Class A	2.3%
Hewlett-Packard Co.	2.0%
PepsiCo, Inc.	1.7%
CVS Caremark Corp.	1.5%
Oracle Corp.	1.5%
Other	76.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Growth Fund

Common Stocks (99.4%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (4.7%)
Boeing Co.	22,950	$2,007,207
General Dynamics Corp.	18,310	1,629,407
Goodrich Corp.	14,100	995,601
Precision Castparts Corp.	12,590	1,746,233
Rockwell Collins, Inc.	28,460	2,048,266
United Technologies Corp.	16,210	1,240,713

		9,667,427

Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc.	15,910	861,049

Auto Components (0.9%)
BorgWarner, Inc.	31,000	1,500,710
Johnson Controls, Inc.	12,590	453,744

		1,954,454

Beverages (1.5%)
Coca-Cola Co. (The)	28,090	1,723,883
Molson Coors Brewing Co.	29,150	1,504,723

		3,228,606

Biotechnology (2.5%)
Amgen, Inc.*	10,610	492,728
Applera Corp. — Applied Biosystems Group	26,650	903,968
Cephalon, Inc.* (a)	4,320	310,003
Genentech, Inc.*	5,700	382,299
Gilead Sciences, Inc.*	67,890	3,123,619

		5,212,617

Capital Markets (3.9%)
BlackRock, Inc.	2,800	607,040
Goldman Sachs Group, Inc. (The)	7,040	1,513,952
Invesco Ltd.	84,500	2,651,610
Merrill Lynch & Co., Inc.	18,900	1,014,552
Northern Trust Corp.	10,870	832,425
NYSE Euronext	4,000	351,080
TD Ameritrade Holding Corp.*	53,990	1,083,039

		8,053,698

Chemicals (3.8%)
Agrium, Inc.	18,200	1,314,222
Air Products & Chemicals, Inc.	15,750	1,553,423
Dow Chemical Co. (The)	31,410	1,238,182
Monsanto Co.	25,080	2,801,185
Potash Corp. of Saskatchewan	6,700	964,532

		7,871,544

Communications Equipment (5.9%)
Cisco Systems, Inc.*	228,430	6,183,600
Corning, Inc.	86,760	2,081,372
Juniper Networks, Inc.*	31,500	1,045,800
Nokia Oyj ADR — FI	32,150	1,234,239
QUALCOMM, Inc.	44,310	1,743,598

		12,288,609

Computers & Peripherals (7.1%)
Apple, Inc.*	28,120	5,570,009
EMC Corp.*	92,650	1,716,804
Hewlett-Packard Co.	80,060	4,041,429
International Business Machines Corp.	10,200	1,102,620
Network Appliance, Inc.*	65,610	1,637,626
Seagate Technology	12,650	322,575
Western Digital Corp.*	10,900	329,289

		14,720,352

Construction & Engineering (0.2%)
Fluor Corp.	2,310	336,613

Consumer Finance (1.0%)
American Express Co.	38,650	2,010,573

Diversified Financial Services (1.3%)
CME Group, Inc.	2,335	1,601,810
IntercontinentalExchange, Inc.*	6,030	1,160,775

		2,762,585

Diversified Telecommunication Services (0.8%)
AT&T, Inc.	38,000	1,579,280

Electrical Equipment (1.8%)
Ametek, Inc.	48,975	2,293,989
Cooper Industries Ltd., Class A	26,870	1,420,886

		3,714,875

Electronic Equipment & Instruments (0.8%)
Amphenol Corp., Class A	19,000	881,030
Garmin Ltd.	8,400	814,800

		1,695,830

Energy Equipment & Services (4.3%)
Halliburton Co.	13,540	513,301
Schlumberger Ltd.	26,100	2,567,457
Smith International, Inc.	6,080	449,008
SunPower Corp., Class A* (a)	10,120	1,319,547

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Growth Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Energy Equipment & Services (continued)
Transocean, Inc.*	16,245	$2,325,472
Weatherford International Ltd.*	24,170	1,658,062

		8,832,847

Entertainment (0.9%)
Walt Disney Co. (The)	56,200	1,814,136

Food & Staples Retailing (1.9%)
CVS Caremark Corp.	79,769	3,170,818
Kroger Co. (The)	15,200	405,992
SYSCO Corp.	12,850	401,048

		3,977,858

Food Products (1.8%)
Herbalife Ltd.	5,000	201,400
PepsiCo, Inc.	45,410	3,446,619

		3,648,019

Gas Utility (0.3%)
Questar Corp.	12,000	649,200

Health Care Equipment & Supplies (4.1%)
Baxter International, Inc.	45,460	2,638,953
Beckman Coulter, Inc.	8,340	607,152
Becton, Dickinson & Co.	21,100	1,763,538
Gen-Probe, Inc.*	10,000	629,300
Medtronic, Inc.	20,810	1,046,119
Stryker Corp.	24,900	1,860,528

		8,545,590

Health Care Providers & Services (2.2%)
Aetna, Inc.	37,750	2,179,308
UnitedHealth Group, Inc.	42,400	2,467,680

		4,646,988

Hotels, Restaurants & Leisure (3.6%)
Brinker International, Inc. (a)	25,100	490,956
Burger King Holdings, Inc.	30,600	872,406
Carnival Corp.	40,330	1,794,282
Marriott International, Inc., Class A	37,350	1,276,623
McDonald’s Corp.	32,100	1,891,011
Starwood Hotels & Resorts Worldwide, Inc.	26,750	1,177,802

		7,503,080

Household Products (1.6%)
Clorox Co.	12,850	837,435
Energizer Holdings, Inc.*	3,600	403,668
Procter & Gamble Co.	28,770	2,112,293

		3,353,396

Industrial Conglomerates (1.2%)
McDermott International Inc*	22,000	1,298,660
Textron, Inc.	17,420	1,242,046

		2,540,706

Insurance (1.6%)
AFLAC, Inc.	43,980	2,754,467
PartnerRe Ltd.	7,000	577,710

		3,332,177

Internet & Catalog Retail (1.6%)
Amazon.Com, Inc.*	16,120	1,493,357
eBay, Inc.*	30,410	1,009,308
Expedia, Inc.*	24,750	782,595

		3,285,260

Internet Software & Services (2.9%)
Google, Inc., Class A*	6,810	4,708,979
Yahoo!, Inc.*	55,110	1,281,858

		5,990,837

IT Services (1.2%)
BladeLogic, Inc.*	38,240	1,130,757
Cognizant Technology Solutions Corp.*	37,620	1,276,823

		2,407,580

Life Sciences Tools & Services (1.9%)
Charles River Laboratories International, Inc.*	21,410	1,408,778
Thermo Fisher Scientific, Inc.*	44,160	2,547,149

		3,955,927

Machinery (2.2%)
Caterpillar, Inc.	14,310	1,038,334
Deere & Co.	18,100	1,685,472
Harsco Corp.	11,200	717,584
ITT Corp.	15,800	1,043,432

		4,484,822

Manufacturing (0.3%)
3M Co.	7,350	619,752

10 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Media (0.6%)
DIRECTV Group, Inc. (The)*	33,100	$765,272
Time Warner, Inc.	31,800	525,018

		1,290,290

Multiline Retail (1.1%)
Kohl’s Corp.*	25,490	1,167,442
Wal-Mart Stores, Inc.	21,710	1,031,876

		2,199,318

Oil, Gas & Consumable Fuels (4.3%)
Anadarko Petroleum Corp.	17,500	1,149,575
Exxon Mobil Corp.	15,800	1,480,302
Occidental Petroleum Corp.	16,600	1,278,034
Valero Energy Corp.	4,490	314,435
VeraSun Energy Corp.* (a)	70,620	1,079,074
Williams Cos., Inc.	32,670	1,168,932
XTO Energy, Inc.	49,337	2,533,948

		9,004,300

Pharmaceuticals (6.5%)
Bristol-Myers Squibb Co.	61,600	1,633,632
Eli Lilly & Co.	7,800	416,442
Johnson & Johnson	26,970	1,798,899
Merck & Co., Inc.	87,490	5,084,044
Schering-Plough Corp.	70,240	1,871,194
Teva Pharmaceutical Industries Ltd. ADR — IL	23,060	1,071,829
United Therapeutics Corp.*	12,000	1,171,800
Wyeth	7,470	330,099

		13,377,939

Real Estate Investment Trust (REIT) (0.7%)
Rayonier, Inc.	29,200	1,379,408

Road & Rail (0.6%)
Union Pacific Corp.	9,900	1,243,638

Semiconductors & Semiconductor Equipment (5.8%)
Applied Materials, Inc.	57,800	1,026,528
Atheros Communications, Inc.*	29,600	903,984
Intel Corp.	232,700	6,203,782
Intersil Corp., Class A	54,300	1,329,264
NVIDIA Corp.*	49,730	1,691,815
Texas Instruments, Inc.	23,800	794,920

		11,950,293

Service Company (0.5%)
Corrections Corp. of America*	33,370	984,749

Software (6.7%)
Adobe Systems, Inc.*	33,000	1,410,090
Electronic Arts, Inc.*	23,800	1,390,158
Microsoft Corp.	222,860	7,933,816
Oracle Corp.*	139,650	3,153,297

		13,887,361

Specialty Retail (1.8%)
American Eagle Outfitters, Inc.	41,730	866,732
GameStop Corp.*	12,500	776,375
Lowe’s Cos., Inc.	49,210	1,113,130
Pacific Sunwear of California*	70,160	989,958

		3,746,195

Tobacco (0.1%)
Altria Group, Inc.	3,800	287,204

Wireless Telecommunication Services (0.5%)
Research In Motion Ltd.*	8,650	980,910

Total Common Stocks		205,877,892

Repurchase Agreements (1.0%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $118,587, collateralized by Government National Mortgage Association with a market value of $120,930	$118,559	118,559
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $1,045,097, collateralized by U.S. Government Agencies with a market value of $1,065,749	1,044,852	1,044,852
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $914,460, collateralized by U.S. Government Agency Mortgages with a market value of $932,531	914,246	914,246

Total Repurchase Agreements		2,077,657

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Growth Fund (Continued)

Securities Purchased with Collateral For Securities On Loan (1.4%)

	Principal Amount	Value

Repurchase Agreement (1.4%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $2,837,789, collateralized by U.S. Government Agency Mortgages with a market value of $2,887,663	$2,831,042	$2,831,042

Total Securities Purchased with Collateral For Securities On Loan		2,831,042

Total Investments (Cost $192,750,405) (b) —101.8%		210,786,591
Liabilities in excess of other assets — (1.8)%		(3,713,189)

NET ASSETS — 100.0%		$207,073,402

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of December 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

FI	Finland

IL	Israel

See accompanying notes to financial statements.

12 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Growth Fund

Assets:
Investments, at value (cost $187,841,706)*	$205,877,892
Repurchase agreements, at cost and value	4,908,699

Total Investments	210,786,591

Interest and dividends receivable	223,891
Receivable for capital shares issued	2,939
Receivable for investments sold	1,631,247
Prepaid expenses and other assets	338

Total Assets	212,645,006

Liabilities:
Payable for investments purchased	2,011,047
Payable upon return of securities loaned (Note 2)	2,831,042
Payable for capital shares redeemed	533,598
Accrued expenses and other payables:
Investment advisory fees	106,222
Fund administration and transfer agent fees	5,277
Administrative servicing fees	60,798
Compliance program costs	1,035
Other	22,585

Total Liabilities	5,571,604

Net Assets	$207,073,402

Represented by:
Capital	$450,045,320
Accumulated net investment loss	–
Accumulated net realized losses from investment transactions	(261,008,104)
Net unrealized appreciation on investments	18,036,186

Net Assets	$207,073,402

Net Assets:
Class I Shares	$171,965,942
Class IV Shares	35,107,460

Total	$207,073,402

Shares outstanding (unlimited number of shares authorized):
Class I Shares	11,858,680
Class IV Shares	2,421,417

Total	14,280,097

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.50
Class IV Shares	$14.50

*	Includes value of securities on loan of $2,771,170 (Note 2).

See accompanying notes to financial statements.

2007 Annual Report 13

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Growth Fund

INVESTMENT INCOME:
Interest income	$50,337
Dividend income	2,037,856
Income from securities lending (Note 2)	54,651

Total Income	2,142,844

Expenses:
Investment advisory fees	1,249,861
Fund administration and transfer agent fees	106,254
Administrative servicing fees Class I Shares	289,734
Administrative servicing fees Class IV Shares	54,084
Custodian fees	24,254
Trustee fees	10,442
Compliance program costs (Note 3)	659
Other	54,095

Total expenses before earnings credit	1,789,383
Earnings credit (Note 5)	(3,727)

Net Expenses	1,785,656

Net Investment Income	357,188

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	32,528,293
Net change in unrealized appreciation on investments	3,877,897

Net realized/unrealized gains on investments	36,406,190

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,763,378

See accompanying notes to financial statements.

14 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide NVIT Growth Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$357,188	$89,970
Net realized gains on investment transactions	32,528,293	8,761,695
Net change in unrealized appreciation on investments	3,877,897	3,499,676

Change in net assets resulting from operations	36,763,378	12,351,341

Distributions to shareholders from:
Net investment income:
Class I	(296,662)	(88,690)
Class IV	(64,401)	(18,161)

Change in net assets from shareholder distributions	(361,063)	(106,851)

Change in net assets from capital transactions	(34,878,058)	(42,349,928)

Change in net assets	1,524,257	(30,105,438)
Net Assets:
Beginning of period	205,549,145	235,654,583

End of period	$207,073,402	$205,549,145

Accumulated net investment loss at end of period	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$11,924,879	$3,190,556
Dividends reinvested	296,650	88,690
Cost of shares redeemed	(42,043,443)	(41,370,555)

	(29,821,914)	(38,091,309)

Class IV Shares
Proceeds from shares issued	1,331,716	1,940,914
Dividends reinvested	64,398	18,161
Cost of shares redeemed	(6,452,258)	(6,217,694)

	(5,056,144)	(4,258,619)

Change in net assets from capital transactions	$(34,878,058)	$(42,349,928)

See accompanying notes to financial statements.

2007 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Growth Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	863,596	276,469
Reinvested	21,045	7,264
Redeemed	(3,151,985)	(3,577,655)

	(2,267,344)	(3,293,922)

Class IV Shares
Issued	98,831	167,685
Reinvested	4,545	1,487
Redeemed	(476,196)	(538,055)

	(372,820)	(368,883)

Total change in shares	(2,640,164)	(3,662,805)

See accompanying notes to financial statements.

16 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Growth Fund

		Investment Activities
				Net Realized
				and
	Net Asset			Unrealized	Total
	Value,	Net		Gains	from
	Beginning	Investment		on	Investment
	of Period	Income		Investments	Activities

Class I Shares
Year ended December 31, 2003	$7.52	0.01		2.45	2.46
Year ended December 31, 2004	$9.98	0.02		0.79	0.81
Year ended December 31, 2005	$10.76	0.01		0.69	0.70
Year ended December 31, 2006	$11.45	0.01		0.70	0.71
Year ended December 31, 2007	$12.15	0.02		2.35	2.37
Class IV Shares
Period ended December 31, 2003 (g)	$7.90	–(e	)	2.08	2.08
Year ended December 31, 2004	$9.98	0.02		0.79	0.81
Year ended December 31, 2005	$10.76	0.01		0.69	0.70
Year ended December 31, 2006	$11.45	0.01		0.70	0.71
Year ended December 31, 2007	$12.15	0.03		2.35	2.38

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios/Supplemental Data
						Ratio of
					Net Assets	Expenses to
	Net		Net Asset		at End of	Average
	Investment	Total	Value, End	Total	Period	Net
	Income	Distributions	of Period	Return (a)	(000s)	Assets (b)

Class I Shares
Year ended December 31, 2003	-(e )	–	$9.98	32.74%	$244,671	0.84%
Year ended December 31, 2004	(0.03)	(0.03)	$10.76	8.16%	$224,301	0.85%
Year ended December 31, 2005	(0.01)	(0.01)	$11.45	6.50%	$199,446	0.87%
Year ended December 31, 2006	(0.01)	(0.01)	$12.15	6.17%	$171,610	0.87%
Year ended December 31, 2007	(0.02)	(0.02)	$14.50	19.54%	$171,966	0.86%
Class IV Shares
Period ended December 31, 2003 (g)	-(e )	–	$9.98	26.37%	$34,090	0.84%
Year ended December 31, 2004	(0.03)	(0.03)	$10.76	8.16%	$38,067	0.85%
Year ended December 31, 2005	(0.01)	(0.01)	$11.45	6.50%	$36,209	0.87%
Year ended December 31, 2006	(0.01)	(0.01)	$12.15	6.17%	$33,939	0.87%
Year ended December 31, 2007	(0.03)	(0.03)	$14.50	19.56%	$35,107	0.84%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year ended December 31, 2003	0.09%	(f)	(f)	293.58%
Year ended December 31, 2004	0.26%	(f)	(f)	282.41%
Year ended December 31, 2005	0.05%	(f)	(f)	275.31%
Year ended December 31, 2006	0.04%	(f)	(f)	294.57%
Year ended December 31, 2007	0.17%	0.86%	0.17%	244.42%
Class IV Shares
Period ended December 31, 2003 (g)	0.10%	(f)	(f)	293.58%
Year ended December 31, 2004	0.27%	(f)	(f)	282.41%
Year ended December 31, 2005	0.05%	(f)	(f)	275.31%
Year ended December 31, 2006	0.05%	(f)	(f)	294.57%
Year ended December 31, 2007	0.18%	0.85%	0.19%	244.42%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The amount is less than $0.005 per share.
(f)	There were no fee reductions during the period.
(g)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

2007 Annual Report 17

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Growth Fund (the “Fund”), (formerly, “Gartmore GVIT Growth Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

18 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(e)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(f)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

20 Annual Report 2007

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of
Value of Loaned Securities	Collateral

$2,771,170	$2,831,042

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting subadvisors and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Effective October 1, 2007, Aberdeen Asset Management Inc. (the “subadviser”) became the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Fee Schedule	Fees

Up to $250 million	0.600%

$250 million up to $1 billion	0.575%

$1 billion up to $2 billion	0.550%

$2 billion up to $5 billion	0.525%

On $5 billion or more	0.500%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $184,417 for the year ended December 31, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”)(formerly, “Gartmore Investor Services, Inc.” (“GISI”)) a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFA), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

22 Annual Report 2007

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $635,114 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2007, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $659.

4. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $505,599,373 and sales of $539,442,957.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

24 Annual Report 2007

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$357,188	$–	$357,188	$3,875	$361,063

2006	$106,851	$–	$106,851	$–	$106,851

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$–	$–	$–	$–	$(259,283,830)	$16,311,912	$(242,971,918)

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net
			Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$194,474,679	$21,218,500	$(4,906,588)	$16,311,912

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires

$178,857,520	2009

74,992,666	2010

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires

Market Street All ProLarge Cap Growth	$1,358,411	2008

Market Street All ProLarge Cap Growth	1,358,411	2009

Market Street All ProLarge Cap Growth	1,072,334	2010

Market Street All ProLarge Cap Growth	1,644,488	2011

2007 Annual Report 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Growth Fund (formerly Gartmore GVIT Growth Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

26 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 100% of income dividends that qualify for the dividends received deduction available to corporations.

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

28 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 29

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

30 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 31

Nationwide NVIT Government Bond Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NAT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Government Bond Fund (Class I at NAV) returned 7.16% versus 8.76% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of General U.S. Government Funds (consisting of 69 funds as of Dec. 31, 2007) was 7.24% for the same period.

Can you describe the market environment during the reporting period?

Two distinct market environments existed during the annual reporting period. The first half of the year was marked by relative calm and gradually rising interest rates as the Federal Reserve Board focused on inflationary pressures. As the summer began to unfold, problems surfaced in the housing market—more specifically, involving loans underwritten to borrowers with poor credit histories. As the losses began to be realized, the Federal Reserve became concerned that the negative effects of the poor housing market would spill over into the broader economy. In an attempt to counteract an economic slowdown and restore liquidity and investor confidence, the Fed lowered the federal funds rate by 100 basis points to 4.25%.

What areas of investment provided the most positive relative returns for the Fund?

The best relative returns generated by the Fund during the reporting period came from owning Treasury notes and bonds as well as Treasury Inflation Protected Securities (TIPS). Due to the market volatility mentioned above, and the expectation of monetary easing by the Fed, the Fund’s holdings were shifted into a steepening position (one in which Fund holdings are increased in intermediate-maturity securities at the expense of positions in short and long maturities). This type of portfolio positioning tends to provide better performance when the Fed is lowering the federal funds rate.

What areas detracted from Fund performance?

As liquidity became increasingly important during the year, any security that could be sold more easily by market participants was liquidated to raise needed cash. The government sector outside of Treasuries, considered the most liquid one, bore the brunt of the selling pressure. This selling activity hurt the performance of the Fund’s non-Treasury holdings, including Agency notes and Agency mortgage-backed securities. Another detractor from Fund performance was the Fund’s short duration. The Fund had numerous Agency bonds called as well as new cash subscriptions to the Fund that were not invested quickly enough to prevent the Fund from shortening in duration and losing the benefit of continued interest-rate declines.

What is your outlook for the near term?

As we move into 2008, we expect the problems in the housing sector, combined with increasing commodity prices, to prompt a slowdown in consumer spending. As a result, we expect that the likelihood of recession will increase. We believe that the Fed, in response, will continue to lower the federal funds rate. As difficulties in the housing sector are handled and losses stemming from loans to the housing sector are recognized, transparency should be restored and credit conditions should improve. We believe this improved outlook should be positive for Agency notes and mortgage-backed bonds, and we will look to increase Fund holdings at the appropriate time.

Portfolio Manager:

Gary R. Hunt, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

Merrill Lynch Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is an affiliate of Nationwide Asset Management, LLC.

2007 Annual Report 5

Nationwide NVIT Government Bond Fund
Fund Performance

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	7.16%	3.79%	5.55%	0.73%

Class II [3]	6.91%	3.53%	5.11%	0.98%

Class III [3]	7.15%	3.80%	5.55%	0.72%

Class IV [3]	7.26%	3.80%	5.55%	0.73%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class II shares (July 8, 2002), Class III shares (May 20, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Government Bond Fund, Merrill Lynch US Government Master Index (ML US Govt)(a) and Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	ML US Govt is an unmanaged index that gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide NVIT Government Bond Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses	Expense
					Paid	Ratio
			Beginning	Ending	During	During
			Account	Account	Period($)	Period(%)
Nationwide NVIT Government			Value($)	Value($)	07/01/07 -	07/01/07 -
Bond Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	1,058.10	3.79	0.73
	Hypothetical	[b]	1,000.00	1,021.53	3.72	0.73

Class II	Actual		1,000.00	1,056.90	5.13	0.99
	Hypothetical	[b]	1,000.00	1,020.21	5.04	0.99

Class III	Actual		1,000.00	1,058.00	3.84	0.74
	Hypothetical	[b]	1,000.00	1,021.48	3.77	0.74

Class IV	Actual		1,000.00	1,059.20	3.69	0.71
	Hypothetical	[b]	1,000.00	1,021.63	3.62	0.71

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Portfolio Summary	Nationwide NVIT Government Bond Fund
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Government Sponsored & Agency Obligations	50.5%
Mortgage-Backed Obligations	33.2%
Collateralized Mortgage Obligations	9.9%
Repurchase Agreements	5.7%
Other Investments*	0.5%
Other assets in excess of liabilities**	0.2%

100.0%

Top Holdings***

Federal National Mortgage Association, 5.23%, 01/29/10	8.3%
U.S. Treasury Bond, 7.50%, 11/15/16	7.7%
Federal National Mortgage Association, 5.08%, 05/14/10	5.4%
Federal National Mortgage Association, 4.66%, 05/01/13	4.4%
Federal National Mortgage Association, 5.63%, 11/15/21	4.0%
Federal Home Loan Bank, 5.25%, 11/03/09	3.9%
Federal Home Loan Mortgage Corporation, 5.75%, 05/23/11	3.9%
Federal National Mortgage Association, 4.07%, 04/01/34	3.3%
Federal National Mortgage Association, 5.63%, 09/01/36	2.7%
Lightship Tankers LLC, 6.50%, 06/14/24	2.5%
Other	53.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Government Bond Fund

U.S. Government Sponsored & Agency Obligations (50.5%)

	Principal
	Amount	Value

Federal Farm Credit Bank 5.00%, 03/03/14	$12,146,000	$12,737,826
4.55%, 03/04/15	25,475,000	26,019,656
Federal Home Loan Bank 5.91%, 04/07/09	6,860,000	7,040,720
5.25%, 11/03/09	50,000,000	50,544,150
5.00%, 03/14/14 (a)	17,925,000	18,799,131
Federal Home Loan Mortgage Corporation, 4.80%, 12/18/13	8,350,000	8,668,327
Federal National Mortgage Association 5.23%, 01/29/10	106,515,000	107,958,598
5.08%, 05/14/10	70,000,000	71,064,700
8.20%, 03/10/16	10,000,000	12,636,790
5.63%, 11/15/21	50,000,000	51,620,350
6.00%, 04/18/36	9,822,000	10,532,533
Financing Corporation 10.70%, 10/06/17	5,000,000	7,413,360
9.65%, 11/02/18	8,740,000	12,449,352
Government Loan Trust 0.00%, 04/01/15	6,072,000	4,458,742
Housing & Urban Development, 7.08%, 08/01/16	4,415,000	4,425,093
Lightship Tanker Light, 6.50%, 06/14/24	23,569,000	26,121,287
Lightship Tankers LLC, 6.50%, 06/14/24	27,980,365	32,148,880
Tennessee Valley Authority 5.50%, 07/18/17 (a)	25,000,000	26,832,850
5.88%, 04/01/36 (a)	20,000,000	22,972,160
5.98%, 04/01/36	11,588,000	13,176,274
U.S. Treasury Bond (a) 4.25%, 09/30/12	30,000,000	31,052,340
7.50%, 11/15/16	80,000,000	100,418,720

Total U.S. Government Sponsored & Agency Obligations		659,091,839

Mortgage-Backed Obligations (33.2%)
Federal Home Loan Mortgage Corporation
8.00%, 11/01/08	41	41
5.75%, 05/23/11	50,000,000	50,199,400
5.60%, 09/26/13	25,000,000	25,267,800
5.58%, 06/01/35 (b)	18,883,944	19,382,805
Federal National Mortgage Association
6.62%, 06/01/16	10,570,777	11,643,704
5.70%, 01/01/09	4,394,846	4,407,963
7.41%, 04/01/10	13,901,141	14,618,585
4.66%, 05/01/13	56,985,762	57,126,660
6.68%, 05/01/16	3,453,158	3,640,975
5.60%, 09/01/18	11,141,152	11,484,443
5.56%, 12/01/21	11,400,000	11,821,357
4.07%, 04/01/34	43,392,922	43,171,217
4.96%, 09/01/34 (b)	13,323,967	13,266,367
4.71%, 04/01/35	8,499,630	8,554,682
4.74%, 04/01/35 (b)	14,240,122	14,182,976
4.81%, 05/01/35 (b)	12,389,282	12,355,595
4.88%, 05/01/35	17,957,422	17,921,094
5.24%, 05/01/35 (b)	9,279,773	9,370,008
4.89%, 07/01/35 (b)	29,268,745	29,233,619
6.31%, 08/01/36	8,378,297	9,181,934
5.63%, 09/01/36 (b)	34,460,775	35,183,411
5.71%, 07/01/37	31,495,915	31,507,197

Total Mortgage-Backed Obligations		433,521,833

Collateralized Mortgage Obligations (9.9%)
Federal Home Loan Mortgage Corporation
5.50%, 09/15/10	2,956,365	2,981,260
5.50%, 08/15/13	5,329,643	5,369,860
5.50%, 07/15/17	7,090,438	7,222,495
5.50%, 10/15/17	18,750,000	19,028,216
5.50%, 10/15/17	13,096,791	13,326,631
5.50%, 01/15/20	8,000,000	8,099,096
4.56%, 06/15/25	22,000,000	21,078,728
5.50%, 05/15/34	11,507,195	11,700,132
Federal National Mortgage Association
5.50%, 09/25/11	6,215,000	6,404,497
5.00%, 07/25/23	6,000,000	5,795,191
7.00%, 08/25/23	4,303,166	4,564,654
5.50%, 04/25/24	12,486,462	12,706,010
3.50%, 11/25/32	2,176,623	2,041,955

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Government Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal
	Amount	Value

Federal National Mortgage Association (continued)
Vendee Mortgage Trust, Series 1996-2, 6.75%, 06/15/26	$8,516,199	$9,036,400

Total Collateralized Mortgage Obligations		129,355,125

Repurchase Agreements (5.7%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $4,208,301, collateralized by Government National Mortgage Association with a market value of $4,291,461	4,207,315	4,207,315
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $37,087,499, collateralized by U.S. Government Agencies with a market value of $37,820,382	37,078,806	37,078,806
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $32,451,561, collateralized by U.S. Government Agency Mortgages with a market value of $33,092,834	32,443,955	32,443,955

Total Repurchase Agreements		73,730,076

Securities Purchased With Collateral For Securities On Loan (0.5%)

	Principal
	Amount	Value

Securities Purchased With Collateral For Securities On Loan (0.5%)
Repurchase Agreement (0.5%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $6,108,931, collateralized by
U.S. Government Agency
Mortgages with a market value
of $6,229,465	6,107,319	6,107,319

Total Securities Purchased With Collateral For Securities On Loan		6,107,319

Total Investments (Cost $1,271,094,077) (c) - 99.8%		1,301,806,192
Other assets in excess of liabilities — 0.2%		1,990,798

NET ASSETS — 100.0%		$1,303,796,990

(a)	All or a part of the security was on loan as of December 31, 2007.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2007. The maturity date represents the actual maturity date.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

10 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Government
Bond Fund

Assets:
Investments, at value (cost $1,191,256,682)*	$1,221,968,797
Repurchase agreements, at cost and value	79,837,395

Total Investments	1,301,806,192

Interest receivable	10,954,810
Receivable for capital shares issued	1,993,930
Prepaid expenses and other assets	2,773

Total Assets	1,314,757,705

Liabilities:
Payable upon return of securities loaned (Note 2)	6,107,320
Payable for capital shares redeemed	3,818,111
Accrued expenses and other payables:
Investment advisory fees	522,260
Fund administration and transfer agent fees	34,950
Distribution fees	2,975
Administrative servicing fees	404,293
Compliance program costs	5,809
Other	64,998

Total Liabilities	10,960,715

Net Assets	$1,303,796,990

Represented by:
Capital	$1,282,177,852
Accumulated net investment income	941,341
Accumulated net realized losses from investment transactions	(10,034,318)
Net unrealized appreciation on investments	30,712,115

Net Assets	$1,303,796,990

Net Assets:
Class I Shares	$1,235,739,182
Class II Shares	14,013,343
Class III Shares	18,582,814
Class IV Shares	35,461,651

Total	$1,303,796,990

Shares outstanding (unlimited number of shares authorized):
Class I Shares	106,283,278
Class II Shares	1,208,769
Class III Shares	1,598,086
Class IV Shares	3,050,440

Total	112,140,573

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.63
Class II Shares	$11.59
Class III Shares	$11.63
Class IV Shares	$11.63

*	Includes value of securities on loan of $138,042,557 (Note 2).

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Government
Bond Fund

INVESTMENT INCOME:
Interest income	$62,814,739
Income from securities lending (Note 2)	155,776

Total Income	62,970,515

Expenses:
Investment advisory fees	5,726,698
Fund administration and transfer agent fees	594,398
Distribution fees Class II Shares	35,431
Administrative servicing fees Class I Shares	1,922,896
Administrative servicing fees Class II Shares	24,034
Administrative servicing fees Class III Shares	30,083
Administrative servicing fees Class IV Shares	54,814
Custodian fees	72,108
Trustee fees	58,846
Compliance program costs (Note 3)	3,900
Other	179,801

Total expenses before earnings credit	8,703,009
Earnings credit (Note 6)	(35,621)

Net Expenses	8,667,388

Net Investment Income	54,303,127

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses on investment transactions	(1,956,772)
Net change in unrealized appreciation on investments	32,389,849

Net realized/unrealized gains on investments	30,433,077

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$84,736,204

See accompanying notes to financial statements.

12 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide NVIT Government Bond Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$54,303,127	$46,791,958
Net realized losses on investment transactions	(1,956,772)	(5,728,146)
Net change in unrealized appreciation/depreciation on investments	32,389,849	(4,645,687)

Change in net assets resulting from operations	84,736,204	36,418,125

Distributions to shareholders from:
Net investment income:
Class I	(51,232,995)	(43,698,310)
Class II	(594,198)	(572,230)
Class III	(787,435)	(516,724)
Class IV	(1,574,233)	(1,501,214)
Net realized gains:
Class I	–	(8,191,701)
Class II	–	(116,493)
Class III	–	(91,621)
Class IV	–	(286,189)

Change in net assets from shareholder distributions	(54,188,861)	(54,974,482)

Change in net assets from capital transactions	141,707,830	(33,047,295)

Change in net assets	172,255,173	(51,603,652)
Net Assets:
Beginning of period	1,131,541,817	1,183,145,469

End of period	$1,303,796,990	$1,131,541,817

Accumulated net investment income at end of period	$941,341	$854,971

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$277,099,669	$140,608,879
Dividends reinvested	51,232,898	51,889,883
Cost of shares redeemed	(189,470,269)	(224,541,127)

	138,862,298	(32,042,365)

Class II Shares
Proceeds from shares issued	870,676	722,519
Dividends reinvested	594,198	688,721
Cost of shares redeemed	(2,265,886)	(2,461,231)

	(801,012)	(1,049,991)

Class III Shares
Proceeds from shares issued	11,957,617	9,053,579
Dividends reinvested	787,434	608,344
Cost of shares redeemed (a)	(7,715,709)	(6,936,325)

	5,029,342	2,725,598

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Government Bond Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$3,631,859	$3,006,094
Dividends reinvested	1,574,230	1,787,398
Cost of shares redeemed	(6,588,887)	(7,474,029)

	(1,382,798)	(2,680,537)

Change in net assets from capital transactions	$141,707,830	$(33,047,295)

SHARE TRANSACTIONS:
Class I Shares
Issued	24,210,354	12,340,128
Reinvested	4,501,634	4,599,476
Redeemed	(16,539,141)	(19,695,341)

	12,172,847	(2,755,737)

Class II Shares
Issued	76,122	63,762
Reinvested	52,391	61,228
Redeemed	(198,401)	(216,427)

	(69,888)	(91,437)

Class III Shares
Issued	1,042,640	795,336
Reinvested	69,174	53,887
Redeemed	(673,558)	(608,404)

	438,256	240,819

Class IV Shares
Issued	317,934	263,287
Reinvested	138,394	158,474
Redeemed	(575,513)	(656,078)

	(119,185)	(234,317)

Total change in shares	12,422,030	(2,840,672)

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

14 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Government Bond Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003 (e)	$12.28	0.50	(0.25)	0.25	(0.38)
Year ended December 31, 2004	$12.13	0.47	(0.08)	0.39	(0.66)
Year ended December 31, 2005	$11.62	0.43	(0.06)	0.37	(0.43)
Year ended December 31, 2006	$11.54	0.48	(0.11)	0.37	(0.47)
Year ended December 31, 2007	$11.35	0.51	0.28	0.79	(0.51)
Class II Shares
Year ended December 31, 2003 (e)	$12.26	0.47	(0.25)	0.22	(0.36)
Year ended December 31, 2004	$12.10	0.44	(0.08)	0.36	(0.63)
Year ended December 31, 2005	$11.59	0.40	(0.06)	0.34	(0.40)
Year ended December 31, 2006	$11.51	0.45	(0.11)	0.34	(0.44)
Year ended December 31, 2007	$11.32	0.49	0.26	0.75	(0.48)
Class III Shares
Year ended December 31, 2003 (e)	$12.27	0.50	(0.24)	0.26	(0.37)
Year ended December 31, 2004	$12.14	0.46	(0.07)	0.39	(0.66)
Year ended December 31, 2005	$11.63	0.40	(0.04)	0.36	(0.43)
Year ended December 31, 2006	$11.54	0.47	(0.10)	0.37	(0.47)
Year ended December 31, 2007	$11.35	0.49	0.30	0.79	(0.51)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Ratio of
					Net Assets	Expenses to
	Net		Net Asset		at End of	Average
	Realized	Total	Value, End	Total	Period	Net
	Gains	Distributions	of Period	Return (a)	(000s)	Assets (b)

Class I Shares
Year ended December 31, 2003 (e)	(0.02)	(0.40)	$12.13	2.00%	$1,488,089	0.73%
Year ended December 31, 2004	(0.24)	(0.90)	$11.62	3.26%	$1,222,615	0.73%
Year ended December 31, 2005	(0.02)	(0.45)	$11.54	3.26%	$1,117,512	0.73%
Year ended December 31, 2006	(0.09)	(0.56)	$11.35	3.34%	$1,067,945	0.73%
Year ended December 31, 2007	–	(0.51)	$11.63	7.16%	$1,235,739	0.72%
Class II Shares
Year ended December 31, 2003 (e)	(0.02)	(0.38)	$12.10	1.77%	$20,998	0.98%
Year ended December 31, 2004	(0.24)	(0.87)	$11.59	3.01%	$17,643	0.98%
Year ended December 31, 2005	(0.02)	(0.42)	$11.51	3.01%	$15,765	0.98%
Year ended December 31, 2006	(0.09)	(0.53)	$11.32	3.00%	$14,470	0.98%
Year ended December 31, 2007	–	(0.48)	$11.59	6.91%	$14,013	0.97%
Class III Shares
Year ended December 31, 2003 (e)	(0.02)	(0.39)	$12.14	2.11%	$4,369	0.73%
Year ended December 31, 2004	(0.24)	(0.90)	$11.63	3.27%	$6,854	0.73%
Year ended December 31, 2005	(0.02)	(0.45)	$11.54	3.18%	$10,604	0.73%
Year ended December 31, 2006	(0.09)	(0.56)	$11.35	3.35%	$13,164	0.72%
Year ended December 31, 2007	–	(0.51)	$11.63	7.15%	$18,583	0.73%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
	Ratio of Net	Ratio of	Investment
	Investment	Expenses	Income
	Income	(Prior to	(Prior to
	to Average	Reimbursements)	Reimbursements)
	Net	to Average	to Average	Portfolio
	Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year ended December 31, 2003 (e)	4.12%	(f)	(f)	40.46%
Year ended December 31, 2004	3.75%	(f)	(f)	69.37%
Year ended December 31, 2005	3.65%	(f)	(f)	87.79%
Year ended December 31, 2006	4.16%	(f)	(f)	93.01%
Year ended December 31, 2007	4.52%	0.72%	4.52%	87.90%
Class II Shares
Year ended December 31, 2003 (e)	3.85%	(f)	(f)	40.46%
Year ended December 31, 2004	3.50%	(f)	(f)	69.37%
Year ended December 31, 2005	3.40%	(f)	(f)	87.79%
Year ended December 31, 2006	3.91%	(f)	(f)	93.01%
Year ended December 31, 2007	4.27%	0.97%	4.27%	87.90%
Class III Shares
Year ended December 31, 2003 (e)	4.10%	(f)	(f)	40.46%
Year ended December 31, 2004	3.72%	(f)	(f)	69.37%
Year ended December 31, 2005	3.66%	(f)	(f)	87.79%
Year ended December 31, 2006	4.21%	(f)	(f)	93.01%
Year ended December 31, 2007	4.51%	0.73%	4.51%	87.90%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Net investment income (loss) is based on average shares outstanding during the period.

(f)	There were no fee reductions during the period.

(g)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

2007 Annual Report 15

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class IV Shares
Period ended December 31, 2003 (g)	$12.29	0.34	(0.24)	0.10	(0.26)
Year ended December 31, 2004	$12.13	0.46	(0.07)	0.39	(0.66)
Year ended December 31, 2005	$11.62	0.43	(0.07)	0.36	(0.43)
Year ended December 31, 2006	$11.53	0.48	(0.10)	0.38	(0.47)
Year ended December 31, 2007	$11.35	0.52	0.27	0.79	(0.51)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Ratio of
					Net Assets	Expenses to
	Net		Net Asset		at End of	Average
	Realized	Total	Value, End	Total	Period	Net
	Gains	Distributions	of Period	Return (a)	(000s)	Assets (b)

Class IV Shares
Period ended December 31, 2003 (g)	–	(0.26)	$12.13	0.84%	$43,244	0.70%
Year ended December 31, 2004	(0.24)	(0.90)	$11.62	3.27%	$41,019	0.73%
Year ended December 31, 2005	(0.02)	(0.45)	$11.53	3.17%	$39,264	0.73%
Year ended December 31, 2006	(0.09)	(0.56)	$11.35	3.34%	$35,962	0.73%
Year ended December 31, 2007	–	(0.51)	$11.63	7.26%	$35,462	0.70%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
	Ratio of Net	Ratio of	Investment
	Investment	Expenses	Income
	Income	(Prior to	(Prior to
	to Average	Reimbursements)	Reimbursements)
	Net	to Average	to Average	Portfolio
	Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class IV Shares
Period ended December 31, 2003 (g)	4.07%	(f)	(f)	40.46%
Year ended December 31, 2004	3.74%	(f)	(f)	69.37%
Year ended December 31, 2005	3.65%	(f)	(f)	87.79%
Year ended December 31, 2006	4.16%	(f)	(f)	93.01%
Year ended December 31, 2007	4.53%	0.71%	4.53%	87.90%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Net investment income (loss) is based on average shares outstanding during the period.

(f)	There were no fee reductions during the period.

(g)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

16 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Government Bond Fund (the “Fund”) (formerly “Gartmore GVIT Government Bond Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes,

18 Annual Report 2007

where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

	Value of
Value of Loaned Securities	Collateral

$138,042,557	$140,786,634	*

*	Includes $134,679,315 in the form of U.S. Government Securities, interest rates ranging from 0.00% to 15.00%, and maturity dates ranging from 5/1/08-2/25/47.

(f)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared daily and paid monthly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees NFA is as follows for the year ended December 31, 2007:

Fee Schedule	Fees

Up to $250 million	0.500%

$250 million up to $1 billion	0.475%

$1 billion up to $2 billion	0.450%

$2 billion up to $5 billion	0.425%

$5 billion or more	0.400%

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”(“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”), provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer Agent and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

20 Annual Report 2007

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services ,to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc.”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a majority-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $3,491,987 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2007, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $3,900.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $4,509.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $1,218,519,328 and sales of $938,801,094.

For the year ended December 31, 2007, the Fund had purchases of $963,628,382 and sales of $376,611,769 of U.S. Government securities.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the

22 Annual Report 2007

Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$54,188,861	$–	$54,188,861	$–	$54,188,861

2006	$49,536,298	$5,438,184	$54,974,482	$–	$54,974,482

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$941,341	$–	$941,341	$–	$(10,034,318)	$30,712,115	$21,619,138

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$1,271,094,077	31,515,249	(803,134)	$30,712,115

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires

$8,105,442	2014

1,923,213	2015

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October capital losses in the amount of $5,663.

2007 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Government Bond Fund (formerly Gartmore GVIT Government Bond Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

24 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 25

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

26 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 27

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28 Annual Report 2007

Nationwide Multi-Manager NVIT Small Company Fund
AnnualReport

December 31, 2007

Contents
10	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statements of Changes in Net Assets
30	Financial Highlights
32	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NAT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide Multi-Manager
NVIT Small Company Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide Multi-Manager NVIT Small Company Fund (Class I at NAV) returned 2.13% versus -1.57% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 106 funds as of Dec. 31, 2007) was 9.09% for the same period.

Can you describe the market environment during the reporting period?

The broad equity market made a modest gain during the reporting period despite experiencing a decline during the second half of 2007. In the summer, the subprime mortgage market suffered a complete collapse due to the rising level of loan defaults and home foreclosures. As a result, credit significantly tightened as liquidity decreased, and consumers became far more cautious in their expenditures, particularly as gasoline prices once again surged upward. In response to this increasing volatility, the Federal Reserve Board began a series of cuts to the target federal funds rate and the discount rate. Although each announced interest-rate reduction temporarily boosted investor sentiment, the broad market declined during the fourth quarter of 2007, reflecting investors’ concerns about the health of the financial markets for 2008.

In this environment, investors demonstrated a preference for growth equities over value equities; however, small-capitalization stocks lagged the broad market as investors sought the relatively more stable earnings potential of larger-cap companies.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s performance was driven by stock selection, particularly in the energy, producer durables and industrials sectors. The top-performing security in the Fund was Chicago Bridge and Iron Co. N.V. (CB&I), a leading global technology, engineering, procurement, fabrication and construction company that focuses on the high-growth energy sector. CB&I is capitalizing on the global demand for new energy infrastructures. During the reporting period, the company won several new contracts and announced the purchase of Lummus Technology, an acquisition that complements CB&I’s existing core competencies. Also contributing to Fund performance was Bucyrus International, Inc., a world leader in the design and manufacture of high-productivity mining equipment. The top-performing securities mentioned above as well as the Fund’s holdings in the energy and materials sectors continued to benefit during the reporting period from underlying commodity price appreciation driven by overall global expansion. Another Fund contributor in industrials was Omega Navigation Enterprises Inc., a provider of product tankers to the oil industry. Aided by a double-digit dividend yield and strong demand for transportation of refined petroleum products, the stock advanced smartly. The health-care sector experienced a long-awaited return as a top performer, and the Fund benefited from the sector’s more sustainable growth as well as numerous buyouts that occurred throughout 2007.

What areas detracted from Fund performance?

Stock selection in the health-care and consumer discretionary sectors detracted from Fund results. In health care, the Fund’s holdings in Hythiam, Inc., a company that researches and develops treatment programs for alcohol and drug addiction, penalized performance; Hythiam fell behind schedule in developing its proprietary detox regimen. The stock price of WellCare Health Plans, Inc., a health-care provider, plunged amid concerns about fraud following a government raid on the company’s headquarters. In consumer discretionary, the consumer electronics retailer Circuit City Stores, Inc. performed poorly, as did Directed Electronics, Inc., an aftermarket supplier of automobile audio equipment. In addition, information technology services provider Acxiom Corp. fell sharply when a planned buyout of the company fell through, while wireless technology company InterDigital, Inc. lost ground as recurring revenues from licensees declined.

What is your outlook for the near term?

Over the short term, small-cap returns may continue to be depressed by economic weakness and unsettled global capital markets. That said, the risks to the overall market are so obvious and overly publicized that they may already be factored into stock prices. Moreover, we believe that the Federal Reserve should soon recognize the severity of financial stresses in the capital markets and begin to ease policy aggressively rather than cautiously. Uncertainty is high, but investors should remember that times of high anxiety often create solid buying opportunities. For investors willing to look beyond the near-term volatility, these uncertain conditions may be the foundation for meaningful future gains.

4 Annual Report 2007

Nationwide Multi-Manager NVIT Small Company Fund

The following subadvisers each manage a portion of the Fund’s assets (“sleeve”):

Subadviser:

Aberdeen Asset Management;

Portfolio Managers:

Gary D. Haubold, CFA; William Gerlach, CFA; and
Charles Purcell, CFA

Subadviser:

American Century Investment Management, Inc.;

Portfolio Managers:

William Martin, Wilhelmine von Turk and
Thomas P. Vaiana

Subadviser:

Gartmore Global Partners;

Portfolio Manager:

Michael J. Gleason

Subadviser:

Morgan Stanley Investment Management Inc.

Portfolio Managers:

Dennis Lynch, David Cohen and Sam Chainani

Subadviser:

Neuberger Berman Management Inc.

Portfolio Managers:

Judith M. Vale and Robert D’Alelio

Subadviser:

Putnam Investment Management, LLC

Portfolio Managers:

Edward T. Shadek, Jr. and Michael C. Petro

Subadviser:

Waddell & Reed Investment Management Co.

Portfolio Managers:

Mark G. Seferovich and Kenneth McQuade

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. The Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with any of the Subadvisers of the Fund.

6 Annual Report 2007

Nationwide Multi-Manager NVIT Small Company Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	2.13%	16.62%	10.18%	1.19%

Class II [3]	1.89%	16.33%	9.90%	1.45%

Class III [3]	2.11%	16.62%	10.18%	1.18%

Class IV [3]	2.15%	16.63%	10.18%	1.19%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of the Class II shares (March 5, 2002), Class III shares (July 1, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide Multi-Manager NVIT Small Company Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Nationwide Multi-Manager NVIT Small Company Fund

2007 Annual Report 7

Nationwide Multi-Manager NVIT Small Company Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses	Expense
					Paid	Ratio
			Beginning	Ending	During	During
			Account	Account	Period($)	Period(%)
Nationwide Multi-Manager NVIT			Value($)	Value($)	07/01/07 -	07/01/07 -
Small Company Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	934.10	5.85	1.20
	Hypothetical	[b]	1,000.00	1,019.16	6.11	1.20

Class II	Actual		1,000.00	932.90	7.02	1.44
	Hypothetical	[b]	1,000.00	1,017.95	7.32	1.44

Class III	Actual		1,000.00	934.30	5.90	1.21
	Hypothetical	[b]	1,000.00	1,019.11	6.16	1.21

Class IV	Actual		1,000.00	934.30	5.75	1.18
	Hypothetical	[b]	1,000.00	1,019.26	6.01	1.18

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2007

Portfolio Summary	Nationwide NVIT Multi-Manager Small Company Fund
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.2%
Mutual Funds	2.9%
Exchange Traded Funds	0.7%
Warrants	0.0%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries

Software	5.2%
Oil, Gas & Consumable Fuels	5.0%
Commercial Services & Supplies	4.7%
Machinery	3.9%
Insurance	3.5%
Hotels, Restaurants & Leisure	3.5%
Real Estate Investment Trusts (REITs)	3.0%
Electronic Equipment & Instruments	2.9%
Mutual Funds	2.9%
Health Care	2.7%
Other	62.7%

100.0%

Top Holdings

AIM Liquid Assets Portfolio	2.9%
Chicago Bridge & Iron Co.	1.0%
Bucyrus International, Inc., Class A	0.9%
Blue Nile, Inc.	0.7%
Blackboard, Inc.	0.7%
Gaylord Entertainment Co.	0.7%
Strayer Education, Inc.	0.7%
Vail Resorts, Inc.	0.7%
Blackbaud, Inc.	0.7%
Morningstar, Inc.	0.6%
Other	90.4%

100.0%

Top Countries

United States	76.1%
Japan	4.2%
United Kingdom	2.8%
Netherlands	1.7%
Australia	1.3%
Germany	1.0%
China	0.9%
Canada	0.7%
Hong Kong	0.7%
Italy	0.7%
Other	9.9%

100.0%

2007 Annual Report 9

Statement of Investments
December 31, 2007

Nationwide Multi-Manager NVIT Small Company Fund

Common Stocks (96.2%)

	Shares or
	Principal Amount	Value

AUSTRALIA (1.3%)(a)
Bank (0.1%)
Babcock & Brown Capital Ltd.*	101,236	$389,517

Building Products (0.0%)
Becton Property Group	63,501	213,076

Chemicals (0.2%)
Incitec Pivot Ltd.	17,737	1,810,435

Construction Materials (0.1%)
Ausenco Ltd.	47,048	622,194

Diversified Financial Services (0.1%)
Australian Wealth Management	144,987	317,986
Challenger Financial Services Group Ltd.	40,459	175,200
SMS Management & Technology Ltd.	28,022	185,911

		679,097

Electronic Equipment & Instruments (0.1%)
JB Hi-Fi Ltd.	55,951	760,553

Health Care Providers & Services (0.1%)
Healthscope Ltd.	166,070	785,160

Hotels, Restaurants & Leisure (0.1%)
Flight Centre Ltd.	18,394	516,245

Internet Software & Services (0.1%)
Seek Ltd.	111,167	772,455

Metals & Mining (0.1%)
Mincor Resources	210,268	763,399
Perilya Ltd.	106,227	242,186

		1,005,585

Multiline Retail (0.1%)
David Jones Ltd.	131,425	630,598

Real Estate Management & Development (0.0%)
Sunland Group Ltd.	68,601	268,213

Retail (0.2%)
Just Group Ltd.	268,342	1,086,920

Service Company (0.0%)
Wotif.com Holdings Ltd.	55,425	257,227

		9,797,275

AUSTRIA (0.1%)(a)
Energy Equipment & Services (0.1%)
Schoeller-Blackman Oilfield Equipment AG	7,466	669,679

BAHAMAS (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Teekay Tankers Ltd., Class A*	24,830	546,260

BELGIUM (0.2%)(a)
Communications Equipment (0.0%)
Evs Broadcast Equipment SA	3,671	427,962

Diversified Financial Services (0.1%)
GIMV NV	9,630	658,917

Oil, Gas & Consumable Fuels (0.1%)
Euronav NV	20,000	707,689

		1,794,568

BERMUDA (0.6%)
Household Durables (0.0%)
Helen of Troy Ltd.*	2,767	47,426

Insurance (0.6%)
Allied World Assurance Co. Holding Ltd.	6,121	307,091
American Safety Insurance Holdings Ltd.*	3,492	68,618
Aspen Insurance Holdings Ltd.	53,359	1,538,873
Endurance Specialty Holdings Ltd.	36,405	1,519,181
IPC Holdings Ltd.	30,400	877,648
Security Capital Assurance Ltd.	25,000	97,250

		4,408,661

		4,456,087

BRAZIL (0.3%)
Construction & Engineering (0.3%)
Gafisa SA ADR*	63,059	2,361,560

CANADA (0.7%)
Chemicals (0.0%)
Methanex Corp.	13,437	370,861

Commercial Services & Supplies (0.1%)
Ritchie Brothers Auctioneers, Inc.	13,400	1,108,180

Internet Software & Services (0.0%)
Open Text Corp.*	8,360	262,922

Media — Non Cable (0.0%)
Corus Entertainment, Inc.,B Shares	1,302	63,915

Metals & Mining (0.0%)
Gammon Gold, Inc.*	22,100	177,021
NovaGold Resources, Inc.*	25,400	207,264

		384,285

10 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

CANADA (continued)
Oil, Gas & Consumable Fuels (0.2%)
Highpine Oil & Gas Ltd.*	16,200	$163,944
Petrobank Energy & Resources*	21,900	1,283,340

		1,447,284

Semiconductors & Semiconductor Equipment (0.1%)
GSI Group, Inc.*	69,700	644,028

Software (0.1%)
Corel Corp.*	38,138	408,077

Textiles, Apparel & Luxury Goods (0.2%)
Lululemon Athletica, Inc.*	24,696	1,169,850

		5,859,402

CAYMAN ISLANDS (0.1%)
Food Products (0.0%)
Fresh Del Monte Produce, Inc.*	11,750	394,565

Insurance (0.1%)
Greenlight Capital Ltd.*	36,653	762,016

		1,156,581

CHINA (0.9%)
Automobiles (0.1%)(a)
Great Wall Motor Co. Ltd.	240,000	339,013

Internet & Catalog Retail (0.3%)
SINA Corp.*	55,600	2,463,636

Internet Software & Services (0.2%)
Ctrip.com International, Ltd. ADR	30,323	1,742,663

Software (0.2%)
Longtop Financial Technologies Ltd. ADR*	69,769	1,652,130

Textiles, Apparel & Luxury Goods (0.0%)(a)
Weiqiao Textile Co.	122,500	173,410

Transportation (0.1%)(a)
Sichuan Expressway Co. Ltd.	1,136,000	502,847

		6,873,699

DENMARK (0.1%)(a)
Commercial Bank (0.0%)
Amagerbanken AS	5,834	287,154

Food Products (0.1%)
East Asiatic Co. Ltd. AS	9,573	741,176

Pharmaceutical (0.0%)
Bavarian Nordic AS*	1,775	101,119

		1,129,449

FINLAND (0.1%)(a)
Pharmaceutical (0.1%)
Orion Oyj, Class B	18,900	442,846

Software (0.0%)
Tekla Oyj	8,200	152,263

		595,109

FRANCE (0.6%)(a)
Computers & Peripherals (0.0%)
Sopra Group SA	3,023	239,513

Consumer Goods (0.0%)
Avenir Telecom	51,063	153,691

Health Care (0.0%)
Audika	4,765	255,651

Internet Software & Services (0.0%)
Doctissimo*	3,933	166,656

Machinery (0.1%)
Haulotte Group	26,360	788,929

Manufacturing (0.1%)
Sperian Protection	5,225	595,329

Media — Non Cable (0.1%)
Hi-Media SA	40,031	351,717

Oil, Gas & Consumable Fuels (0.1%)
Rubis	7,000	685,593

Software (0.2%)
UBISOFT Entertainment*	12,512	1,270,063

		4,507,142

GERMANY (1.0%)(a)
Aerospace & Defense (0.2%)
MTU Aero Engines Holding AG	22,761	1,301,642

Biotechnology (0.0%)
Biotest AG	3,431	170,293

Consumer Finance (0.1%)
Arques Industries AG	33,640	1,123,111

Distributor (0.1%)
Medion AG*	24,000	656,470

Electrical Equipment (0.0%)
Epcos AG	17,207	297,134

IT Services (0.1%)
Bechtle AG	9,948	399,573

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Company Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

GERMANY (continued)
Machinery (0.1%)
Gesco AG	2,889	$225,263
Gildemeister AG	7,336	198,405

		423,668

Media — Non Cable (0.0%)
EM.Sport Media AG*	67,751	335,530

Semiconductors & Semiconductor Equipment (0.2%)
Aixtron AG*	121,829	1,740,806
Kontron AG	11,970	240,274

		1,981,080

Telecommunications (0.2%)
Freenet AG	60,202	1,415,844

		8,104,345

GREECE (0.1%)(a)
Hotels, Restaurants & Leisure (0.1%)
Intralot SA	39,162	770,077

HONG KONG (0.7%)
Communications Equipment (0.2%)(a)
VTech Holdings Ltd.	187,000	1,329,612

Diversified Consumer Services (0.1%)(a)
Guangdong Investment Ltd.	1,442,000	811,009

Diversified Financial Services (0.0%)(a)
First Pacific Co.	224,000	172,847

Marine (0.2%)(a)
Jinhui Shipping & Transportation Ltd.*	100,073	1,079,218
Pacific Basin Shipping Ltd.	168,000	266,590

		1,345,808

Pharmaceutical (0.1%)(a)
China Pharmaceutical Group Ltd.*	558,000	206,212

Real Estate Investment Trust (REIT) (0.0%)(a)
GZI Real Estate Investment Trust	427,000	168,235

Transportation (0.1%)
Chu Kong Shipping Development(a)	1,414,000	288,637
Integrated Distribution Services Group Ltd.	227,000	694,384

		983,021

Wireless Telecommunication Services (0.0%)(a)
SmarTone Telecommunications Holding Ltd.	215,500	201,635

		5,218,379

INDIA (0.1%)
Internet & Catalog Retail (0.1%)
Rediff.Com Ltd. ADR*	51,577	562,705

IRELAND (0.6%)
Commercial Services & Supplies (0.1%)(a)
CPL Resources PLC	51,738	332,798

Food Products (0.1%)(a)
Fyffes PLC	329,772	453,169

Hotels, Restaurants & Leisure (0.1%)(a)
Paddy Power PLC	29,977	979,332

Life Sciences Tools & Services (0.1%)
ICON PLC ADR*	17,200	1,063,992

Oil, Gas & Consumable Fuels (0.1%)
Dragon Oil PLC*	80,000	548,180

Trading Companies & Distributors (0.1%)
Genesis Lease Ltd. ADR	57,000	1,069,320

		4,446,791

ISRAEL (0.1%)
IT Services (0.0%)
Ness Technologies, Inc.*	40,600	374,738

Wireless Telecommunication Services (0.1%)
Gilat Satellite Networks Ltd.*	80,500	828,345

		1,203,083

ITALY (0.7%)(a)
Automobiles (0.1%)
Ducati Motor Holding SpA*	510,771	1,074,297

Construction Materials (0.1%)
Cementir SpA	35,349	311,583

Electric Utility (0.1%)
ACEA SpA	35,000	726,572

Electronic Equipment & Instruments (0.1%)
SAES Getters SpA	9,007	271,951
SAES Getters SpA — RNC	11,606	295,681

		567,632

Machinery (0.1%)
Biesse SpA	45,955	864,996

Metals & Mining (0.1%)
KME Group SpA*	275,173	600,655

Oil, Gas & Consumable Fuels (0.0%)
Premuda SpA	70,108	166,718

12 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

ITALY (continued)
Pharmaceutical (0.1%)
Recordati SpA	90,753	$808,119

		5,120,572

JAPAN (4.2%)
Air Freight & Logistics (0.2%)(a)
Kintetsu World Express, Inc.	44,900	1,555,841

Chemicals (0.2%)(a)
Kanto Denka Kogyo Co. Ltd.	60,000	354,975
Nippon Synthetic Chemical Industry Co. Ltd. (The)	118,000	605,320
Tohcello Co. Ltd.	38,000	232,840

		1,193,135

Commercial Services & Supplies (0.0%)(a)
Take And Give Needs Co. Ltd.*	2,284	321,024

Computers & Peripherals (0.1%)(a)
Roland DG Corp.	7,100	362,886

Construction & Engineering (0.2%)(a)
Maeda Road Construction Co. Ltd.	44,000	350,630
Toyo Engineering Corp.	305,000	1,499,902

		1,850,532

Consumer Goods (0.1%)(a)
Mandom Corp.	5,700	152,385
Maruetsu Inc. (The)*	39,000	248,447

		400,832

Distributor (0.1%)(a)
Fields Corp. NPV	636	814,292

Electrical Equipment (0.2%)(a)
Daiken Corp.	74,000	401,110
Kuroda Electric Co. Ltd.	83,800	1,176,102

		1,577,212

Electronic Equipment & Instruments (0.1%)(a)
Daiwabo Information System Co. Ltd.	18,000	234,482
Siix Corp.	35,200	362,321
Tamura Corp.	85,000	395,878

		992,681

Energy Equipment & Services (0.1%)(a)
Shinko Plantech Co. Ltd.	83,400	1,115,808

Food & Staples Retailing (0.1%)(a)
Arcs Co. Ltd.	21,100	261,862
Okuwa Co. Ltd.	47,000	621,540

		883,402

Health Care (0.3%)(a)
Hogy Medical Co. Ltd.	4,500	189,201
Nihon Kohden Corp.	33,900	805,970
Nipro Corp.	70,000	1,401,047

		2,396,218

Household Durables (0.2%)(a)
D&M Holdings, Inc.	140,000	574,906
Hitachi Koki Co. Ltd.	76,900	1,193,932

		1,768,838

Internet & Catalog Retail (0.1%)
Dena Co. Ltd.	179	851,675
Zappallas, Inc.(a)	146	213,729

		1,065,404

IT Services (0.0%)(a)
Hitachi Systems & Services Ltd.	13,000	283,371

Leisure Equipment & Products (0.3%)
Aruze Corp.	56,400	2,119,807

Life Sciences Tools & Services (0.1%)(a)
Eiken Chemical Co. Ltd.	51,600	426,805

Machinery (0.2%)(a)
Enshu Ltd.	95,000	126,838
Nippon Filcon Co. Ltd.	23,100	127,626
Tsugami Corp.	296,000	898,089

		1,152,553

Manufacturing (0.1%)(a)
Oiles Corp.	9,600	178,460
Shinko Electric Co., Ltd.	153,000	377,310

		555,770

Metals & Mining (0.3%)(a)
Osaka Steel Co. Ltd.	40,100	549,398
Tokyo Tekko Co. Ltd.	71,000	261,552
Yamato Kogyo Co. Ltd.	33,700	1,364,600

		2,175,550

Multiline Retail (0.1%)(a)
H2O Retailing Co. Ltd.	63,000	489,953

Pharmaceuticals (0.3%)(a)
Kaken Pharmaceutical Co. Ltd.	44,000	306,263
Santen Pharmaceutical Co. Ltd.	21,600	532,728
Toho Pharmaceutical Co. Ltd.	72,000	1,393,842

		2,232,833

Real Estate Management & Development (0.4%)(a)
Creed Corp.	441	881,044
Daiwasystem Co. Ltd.	19,600	344,447

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Company Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Real Estate Management & Development (continued)
Funai Zaisan Consultants	178	$290,145
Hoosiers Corp.	1,156	370,679
LAND Co. Ltd.	143	143,578
Nihon Eslead Corp.	16,300	212,461
Raysum Co. Ltd.	442	401,477
Suncity Co. Ltd.	846	247,833
Token Corp.	10,910	433,908

		3,325,572

Retail (0.0%)(a)
Ministop Co. Ltd.	18,000	319,845

Semiconductors & Semiconductor Equipment (0.1%)(a)
Japan Electronic Materials Corp.	13,600	132,550
Mitsui High-Tec, Inc.	54,900	551,183
New Japan Radio Co. Ltd.	71,000	293,072

		976,805

Software (0.3%)(a)
Capcom Co. Ltd.	61,200	1,560,983
DTS Corp.	29,900	474,447
Hudson Soft Co. Ltd.*	8,400	144,431

		2,179,861

		32,536,830

MARSHALL ISLANDS (0.2%)
Marine (0.2%)
Omega Navigation Enterprises, Inc., class A	105,180	1,656,585

MEXICO (0.3%)
Transportation Infrastructure (0.3%)
Grupo Aeroportuario del Pacifico SA de CV ADR	58,880	2,627,814

NETHERLANDS (1.7%)
Construction & Engineering (1.0%)
Chicago Bridge & Iron Co.	123,517	7,465,368

Energy Equipment & Services (0.1%)
Core Laboratories NV*	3,049	380,271

Office Electronics (0.2%)(a)
OCE NV	88,335	1,593,980

Semiconductors & Semiconductor Equipment (0.2%)
ASM International NV(a)	64,158	1,572,725
ASM International NV (US)	13,822	331,037

		1,903,762

Software (0.0%)(a)
Unit 4 Agresso NV	9,005	258,271

Transportation Infrastructure (0.2%)(a)
Smit Internationale NV	13,540	1,393,287

		12,994,939

NEW ZEALAND (0.0%)(a)
Insurance (0.0%)
Tower Ltd.*	144,895	262,584

NORWAY (0.6%)(a)
Bank (0.0%)
Sparebanken Midt-Norge	11,802	157,095

Capital Markets (0.2%)
ABG Sundal Collier ASA	237,970	552,819
Acta Holding ASA	297,683	1,232,848

		1,785,667

Commercial Banks (0.1%)
Sparebank 1 SR Bank	40,912	498,351
Sparebanken Nord-Norge	17,640	413,605

		911,956

Construction & Engineering (0.1%)
Veidekke ASA	64,000	601,917

Energy Equipment & Services (0.1%)
Petroleum Geo-Services ASA	25,000	720,187

Food Products (0.1%)
Cermaq ASA	20,300	280,880

Manufacturing (0.0%)
Akey Yards ASA	8,228	94,060

		4,551,762

PORTUGAL (0.2%)(a)
Construction Materials (0.1%)
Semapa — Sociedade de Investimento e Gestao, SGPS SA	79,105	1,009,628

Food & Staples Retailing (0.1%)
Jeronimo Martins SGPS SA	72,390	575,070

		1,584,698

REPUBLIC OF KOREA (0.1%)
Internet Software & Services (0.1%)
Gmarket, Inc. ADR*	44,588	1,110,241

14 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SINGAPORE (0.5%)(a)
Capital Markets (0.0%)
Macquarie International Infrastructure Fund Ltd.	493,000	$336,322

Distributor (0.2%)
Jardine Cycle & Carriage Ltd.	77,000	1,150,101

Electronic Equipment & Instruments (0.0%)
Rotary Engineering Ltd.	182,000	159,574

Energy Equipment & Services (0.2%)
Ezra Holdings Ltd.	518,400	1,184,075
Hiap Seng Engineering Ltd.	1,132,000	400,014

		1,584,089

Real Estate Management & Development (0.1%)
Ho Bee Investment Ltd.	223,000	224,132
Wing Tai Holdings Ltd.	330,000	610,438

		834,570

		4,064,656

SPAIN (0.2%)(a)
Machinery (0.1%)
Duro Felguera SA	31,894	408,111

Metals & Mining (0.1%)
Tubos Reunidos SA	174,485	1,236,424

		1,644,535

SWEDEN (0.4%)(a)
Construction & Engineering (0.2%)
NCC AB	54,095	1,155,069

Other Financial (0.1%)
Intrum Justitia AB	36,040	641,500

Real Estate Management & Development (0.1%)
Kungsleden AB	94,831	1,051,038

		2,847,607

SWITZERLAND (0.5%)(a)
Capital Markets (0.1%)
Vontobel Holding AG	9,243	445,686

Commercial Bank (0.0%)
Banque Cantonale Vaudois	745	330,788

Electronic Equipment & Instruments (0.0%)
Inficon Holding AG	1,191	192,266

Insurance (0.1%)
Helvetia Holding AG	1,891	679,637

Machinery (0.2%)
Georg Fischer AG*	1,910	1,175,387

Pharmaceutical (0.1%)
Galenica AG	2,661	1,152,483

Retail (0.0%)
Charles Voegele Holding AG	1,490	121,364

		4,097,611

UNITED KINGDOM (2.8%)
Air Freight & Logistics (0.0%)(a)
Wincanton PLC	39,122	288,184

Automobiles (0.1%)(a)
Pendragon PLC	708,859	497,491

Commercial Services & Supplies (0.6%)(a)
Babcock International Group	96,307	1,073,490
De La Rue PLC	77,741	1,511,226
ITE Group PLC	142,139	434,690
Robert Walters PLC	62,029	188,078
RPS Group PLC	122,711	775,283
St. Ives PLC	196,347	954,372

		4,937,139

Construction & Engineering (0.2%)(a)
Keller Group PLC	24,145	315,204
Kier Group PLC	33,350	960,078

		1,275,282

Consumer Goods (0.0%)(a)
N Brown Group PLC	74,103	351,114

Diversified Consumer Services (0.0%)(a)
BPP Holdings PLC	21,835	266,650

Diversified Financial Services (0.1%)(a)
IG Group Holdings PLC	121,752	978,811

Energy Equipment & Services (0.2%)(a)
Petrofac Ltd.	126,983	1,387,304

Food Products (0.2%)(a)
Dairy Crest Group PLC	129,743	1,500,981

Gaming (0.1%)(a)
888 Holdings PLC*	135,525	385,532

Health Care (0.0%)(a)
SSL International PLC	17,353	184,070

Household Products (0.1%)(a)
Mcbride PLC	233,482	506,549

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Company Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Insurance (0.4%)(a)
Beazley Group PLC	376,135	$1,203,819
Brit Insurance Holdings PLC	206,368	938,469
Chaucer Holdings PLC	677,029	1,349,851

		3,492,139

Leisure Equipment & Products (0.1%)(a)
Sportingbet PLC*	638,447	660,537

Marine (0.2%)(a)
Stolt-Nielsen SA	38,767	1,176,490

Media — Non Cable (0.1%)(a)
Euromoney Institutional Investor PLC	56,470	421,081

Multiline Retail (0.0%)(a)
Debenhams PLC	57,521	91,816

Oil, Gas & Consumable Fuels (0.3%)
Hunting PLC(a)	108,211	1,519,837
Infinity Bio-Energy Ltd.*	94,500	437,535
Venture Production PLC(a)	40,000	626,680

		2,584,052

Real Estate Management & Development (0.0%)(a)
DTZ Holdings PLC	26,350	136,524

Retail (0.0%)(a)
Findel PLC	11,613	136,070

Telecommunications (0.1%)(a)
KCOM Group PLC	447,763	486,730

		21,744,546

UNITED STATES (76.1%)
Aerospace & Defense (1.0%)
AAR Corp.*	18,200	692,146
Argon ST., Inc.*	19,200	356,352
Cubic Corp.	19,457	762,715
Curtiss-Wright Corp.	35,246	1,769,349
DRS Technologies, Inc.	20,941	1,136,468
Innovative Solutions and Support, Inc.*	48,200	467,058
Moog, Inc., Class A*	37,800	1,731,618
Teledyne Technologies, Inc.*	12,882	686,997

		7,602,703

Air Freight & Logistics (0.1%)
Forward Air Corp.	20,041	624,678
HUB Group, Inc., Class A*	20,706	550,365

		1,175,043

Airline (0.2%)
SkyWest, Inc.	55,705	1,495,679

Auto (0.5%)
Aftermarket Technology Corp.*	11,937	325,403
American Axle & Manufacturing Holdings, Inc.	40,628	756,493
ArvinMeritor, Inc.	34,000	398,820
Cooper Tire & Rubber Co.	13,208	218,989
Drew Industries, Inc.*	65,248	1,787,795
Stoneridge, Inc.*	2,653	21,330
TRW Automotive Holdings Corp.*	13,000	271,700

		3,780,530

Beverages (0.0%)
Coca-Cola Bottling Co. Consolidated	512	30,147
PepsiAmericas, Inc.	2,945	98,127

		128,274

Biotechnology (0.6%)
Alnylam Pharmaceuticals, Inc.*	57,751	1,679,399
Cubist Pharmaceuticals, Inc.*	17,575	360,464
LifeCell Corp.*	33,700	1,452,807
OSI Pharmaceuticals, Inc.*	32,173	1,560,712

		5,053,382

Building Products (0.5%)
Ameron International Corp.	5,600	516,040
Apogee Enterprises, Inc.	8,172	139,823
Goodman Global, Inc.*	15,683	384,861
Lennox International, Inc.	38,815	1,607,717
Simpson Manufacturing Co., Inc.	34,300	912,037
Universal Forest Products, Inc.	13,000	382,980

		3,943,458

Capital Markets (1.5%)
Apollo Investment Corp.	15,000	255,750
Calamos Asset Management, Inc.	12,757	379,904
Greenhill & Co., Inc.	49,617	3,298,538
Investment Technology Group, Inc.*	16,662	792,945
MCG Capital Corp.	57,800	669,902
Pzena Investment Management, Inc., Class A	116,601	1,329,251
Raymond James Financial, Inc.	21,200	692,392
Sanders Morris Harris Group, Inc.	94,300	966,575
SWS Group, Inc.	94,339	1,195,275
TradeStation Group, Inc.*	138,930	1,974,195

		11,554,727

16 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Chemicals (1.8%)
Airgas, Inc.	17,500	$911,925
C.F. Industries Holdings, Inc.	13,445	1,479,757
Celanese Corp., Series A	29,711	1,257,370
Flotek Industries, Inc.*	8,900	320,756
Koppers Holdings, Inc.	8,016	346,612
Landec Corp.*	29,600	396,640
Olin Corp.	36,400	703,612
Omnova Solutions, Inc.*	119,000	524,790
Penford Corp.	134,060	3,430,595
RPM International, Inc.	28,900	586,670
Spartech Corp.	44,700	630,270
Terra Industries, Inc.*	38,290	1,828,730
Zoltek Cos., Inc.*	31,850	1,365,409

		13,783,136

Commercial Banks (2.5%)
Amcore Financial, Inc.	11,100	251,970
Bancfirst Corp.	5,483	234,947
Bank of Hawaii Corp.	31,173	1,594,187
Bank of the Ozarks, Inc.	2,600	68,120
BOK Financial Corp.	9,000	465,300
Central Pacific Financial Corp.	13,300	245,518
Charter Financial Corp.	1,291	47,767
City Holding Co.	26,162	885,322
City National Corp.	15,037	895,453
Colonial BancGroup, Inc. (The)	44,200	598,468
Columbia Banking System, Inc.	23,200	689,736
Commerce Bancshares, Inc.	11,554	518,312
East West Bancorp, Inc.	38,703	937,774
Financial Institutions, Inc.	5,233	93,252
First Bancorp	290	5,478
First Citizens BancShares, Inc., Class A	4,414	643,782
First Commonwealth Financial Corp.	22,100	235,365
First Regional Bancorp*	5,446	102,875
FirstMerit Corp.	24,400	488,244
Glacier Bancorp, Inc.	26,100	489,114
Great Southern Bancorp, Inc.	10,400	228,384
Hanmi Financial Corp.	86,100	742,182
Independent Bank Corp.	2,700	73,494
National Penn Bancshares, Inc.	93,235	1,411,578
NBT Bancorp, Inc.	36,820	840,232
Old National Bancorp	42,330	633,257
Pacific Capital Bancorp	1,933	38,911
Preferred Bank	4,094	106,526
Prosperity Bancshares, Inc.	9,065	266,420
Provident Bankshares Corp.	24,300	519,777
Renasant Corp.	33,946	732,215
Sterling Bancshares, Inc.	64,800	723,168
Sterling Financial Corp.	25,400	426,466
SVB Financial Group*	22,939	1,156,126
TCF Financial Corp.	7,900	141,647
Temecula Valley Bancorp, Inc.	3,490	40,938
Trustmark Corp.	1,480	37,533
Union Bankshares Corp.	21,268	449,605
Vineyard National Bancorp Co.	10,856	109,646
Webster Financial Corp.	18,300	585,051
WestAmerica Bancorp	18,700	833,085

		19,587,225

Commercial Services & Supplies (3.9%)
Advisory Board Co. (The)*	59,092	3,793,115
CBIZ, Inc.*	53,000	519,930
Comfort Systems U.S.A., Inc.	80,000	1,022,400
COMSYS IT Partners, Inc.*	16,653	262,784
Corporate Executive Board Co.	26,906	1,617,051
CoStar Group, Inc.*	89,352	4,221,882
Deluxe Corp.	40,895	1,345,037
Ennis, Inc.	34,700	624,600
Exponet, Inc.*	30,900	835,536
First Consulting Group, Inc.*	495	6,400
GeoEye, Inc.*	44,299	1,490,661
Healthcare Services Group, Inc.	25,900	548,562
Heidrick & Struggles International, Inc.	13,633	505,921
IHS, Inc., Class A*	26,460	1,602,418
Interface, Inc.	48,600	793,152
Kimball International, Inc., Class B	21,900	300,030
Knoll, Inc.	47,933	787,539
Layne Christensen Co.*	10,800	531,468
Macquarie Infrastructure Co. LLC	47,444	1,922,905
Mine Safety Appliances Co.	8,300	430,521
PRG-Schultz International Inc.*	1,959	16,789
Rollins, Inc.	34,050	653,760
Standard Parking Corp.*	3,989	193,427
United Stationers, Inc.*	16,100	743,981
Viad Corp.	48,959	1,546,125
Volt Information Sciences, Inc.*	77,100	1,407,846
Waste Connections, Inc.*	16,000	494,400
Waste Industries U.S.A., Inc.	1,860	67,518
Watson Wyatt Worldwide, Inc.	39,950	1,854,079

		30,139,837

2007 Annual Report 17

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Company Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Communications Equipment (1.0%)
Blue Coat Systems, Inc.*	45,588	$1,498,478
CommScope, Inc.*	31,444	1,547,359
Comtech Telecommunications Corp.*	15,755	850,927
EMS Technologies*	22,800	689,472
Powerwave Technologies, Inc.*	236,100	951,483
Riverbed Technology, Inc.*	45,000	1,203,300
Sycamore Networks, Inc.*	256,140	983,578

		7,724,597

Computers & Peripherals (0.6%)
Brocade Communications Systems, Inc.*	75,700	555,638
CGI Group Inc.*	5,794	67,442
Emulex Corp.*	87,375	1,425,960
Imation Corp.	22,900	480,900
Immersion Corp.*	84,779	1,097,888
Intevac, Inc.*	18,755	272,698
Quantum Corp.*	41,045	110,411
Western Digital Corp.*	18,649	563,386

		4,574,323

Construction & Engineering (0.7%)
EMCOR Group, Inc.*	65,031	1,536,682
Michael Baker Corp.*	3,908	160,619
Perini Corp.*	19,695	815,767
Shaw Group, Inc. (The)*	29,913	1,807,942
Sterling Construction Co., Inc.*	14,400	314,208
URS Corp.*	15,900	863,847

		5,499,065

Construction Materials (0.7%)
Eagle Materials, Inc.	89,881	3,188,978
Texas Industries, Inc.	29,294	2,053,509
U.S. Concrete, Inc.*	34,432	114,659

		5,357,146

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	32,100	326,136
Advanta Corp., Class B	56,100	452,727
EZCORP, Inc., Class A*	59,900	676,271
World Acceptance Corp.*	21,500	580,070

		2,035,204

Consumer Goods (0.1%)
Crown Holdings, Inc.*	6,970	178,780
Dolby Laboratories, Inc., Class A*	16,098	800,393

		979,173

Containers & Packaging (1.1%)
AEP Industries Inc.*	1,891	60,531
AptarGroup, Inc.	75,445	3,086,455
Greif, Inc., Class A	26,300	1,719,231
Rock-Tenn Co., Class A	106,630	2,709,468
Silgan Holdings, Inc.	16,650	864,801

		8,440,486

Distributor (0.4%)
LKQ Corp.*	135,012	2,837,952

Diversified Consumer Services (1.7%)
American Public Education, Inc.*	29,562	1,235,100
Capella Education Co.*	13,700	896,802
CPI Corp.	12,427	292,656
ITT Educational Services, Inc.*	18,550	1,581,759
Matthews International Corp., Class A	27,200	1,274,864
Pre-Paid Legal Services, Inc.*	12,450	689,108
Regis Corp.	5,800	162,168
Sotheby’s	37,400	1,424,940
Strayer Education, Inc.	31,787	5,422,226

		12,979,623

Diversified Financial Services (0.3%)
Financial Federal Corp.	90,450	2,016,131

Diversified Telecommunication Services (0.7%)
Alaska Communications Systems Group, Inc.	48,100	721,500
CenturyTel, Inc.	6,489	269,034
Cincinnati Bell, Inc.*	51,015	242,321
Cogent Communications Group, Inc.*	120,281	2,851,863
Fairpoint Communications, Inc.	40,500	527,310
Premiere Global Services, Inc.*	39,894	592,426

		5,204,454

Electric Utilities (0.9%)
Allete, Inc.	22,700	898,466
El Paso Electric Co.*	71,072	1,817,311
IdaCorp, Inc.	15,400	542,388
UIL Holdings Corp.	32,700	1,208,265
UniSource Energy Corp.	34,286	1,081,723
Westar Energy, Inc.	70,300	1,823,582

		7,371,735

Electrical Equipment (1.2%)
A.O. Smith Corp.	15,700	550,285
Ametek, Inc.	23,000	1,077,320
Belden, Inc.	66,152	2,943,764

18 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Electrical Equipment (continued)
Brady Corp., Class A	47,300	$1,659,757
General Cable Corp.*	12,600	923,328
GrafTech International Ltd.*	85,341	1,514,803
Superior Essex, Inc.*	2,559	61,416
Thomas & Betts Corp.*	5,500	269,720

		9,000,393

Electronic Equipment & Instruments (2.6%)
Agilysys, Inc.	44,400	671,328
Anixter International, Inc.*	23,000	1,432,210
Avnet, Inc.*	20,000	699,400
Bell Microproducts, Inc.*	75,175	451,802
Benchmark Electronics, Inc.*	36,500	647,145
Brightpoint, Inc.*	82,320	1,264,435
Checkpoint Systems, Inc.*	9,220	239,536
CTS Corp.	24,500	243,285
DTS, Inc.*	43,550	1,113,574
FLIR Systems, Inc.*	18,703	585,404
Itron, Inc.*	7,536	723,230
LoJack Corp.*	12,227	205,536
Methode Electronics, Inc.	48,667	800,085
Mettler Toledo International, Inc.*	16,240	1,848,112
P.C. Connection, Inc.*	1,317	14,948
Park Electrochemical Corp.	27,400	773,776
Rofin-Sinar Technologies, Inc.*	24,800	1,193,128
Smart Modular Technologies WWH, Inc.*	96,500	982,370
Tech Data Corp.*	16,245	612,761
Technitrol, Inc.	97,940	2,799,125
Trimble Navigation Ltd.*	60,859	1,840,376
TTM Technologies, Inc.*	56,100	654,126
X-Rite, Inc.*	65,100	756,462

		20,552,154

Energy Equipment & Services (1.5%)
Atwood Oceanics, Inc.*	2,020	202,485
Bristow Group, Inc.*	5,607	317,636
CARBO Ceramics, Inc.	19,350	719,820
Drill-Quip, Inc.*	6,576	366,020
Exterran Holdings, Inc.*	9,100	744,380
GulfMark Offshore, Inc.*	31,143	1,457,181
ION Geophysical Corp.*	58,400	921,552
NATCO Group, Inc., Class A*	23,400	1,267,110
National-Oilwell Varco, Inc.*	7,004	514,514
Oceaneering International, Inc.*	35,897	2,417,663
Pioneer Drilling Co.*	61,700	732,996
Tidewater, Inc.	20,200	1,108,172
Trico Marine Services, Inc.*	34,599	1,280,855

		12,050,384

Food & Staples Retailing (0.7%)
Longs Drug Stores Corp.	17,400	817,800
Nash Finch Co.	4,280	150,999
Performance Food Group Co.*	26,900	722,803
Ruddick Corp.	56,600	1,962,322
Spartan Stores, Inc.	70,472	1,610,285
Weis Markets, Inc.	13,900	555,166

		5,819,375

Food Products (0.8%)
Cal-Maine Foods, Inc.	9,187	243,731
Chiquita Brands International, Inc.*	35,300	649,167
Darling International, Inc.*	102,912	1,189,663
Flowers Foods, Inc.	12,572	294,310
J & J Snack Foods Corp.	13,183	412,364
J.M. Smucker Co. (The)	15,588	801,847
Lancaster Colony Corp.	9,700	385,090
Pilgrim’s Pride Corp.	14,500	419,775
Ralcorp Holding, Inc.*	19,131	1,162,973
Tootsie Roll Industries, Inc.	19,487	534,334

		6,093,254

Health Care (2.4%)
Abaxis, Inc.*	9,300	333,498
American Medical Systems Holdings, Inc.*	60,600	876,276
Analogic Corp.	8,227	557,132
Arthrocare Corp.*	13,522	649,732
CONMED Corp.*	19,503	450,714
Cutera, Inc.*	40,200	631,140
Datascope Corp.	11,700	425,880
Haemonetics Corp.*	16,500	1,039,830
Hanger Orthopedic Group Inc.	50,000	550,500
ICU Medical, Inc.*	36,400	1,310,764
IDEXX Laboratories, Inc.*	32,738	1,919,429
Immucor, Inc.*	30,100	1,023,099
Integra LifeSciences Holdings*	14,400	603,792
Inverness Medical Innovations, Inc.*	25,360	1,424,725
Kinetic Concepts, Inc.*	24,424	1,308,150
Mentor Corp.	14,600	570,860
Respironics, Inc.*	37,759	2,472,459
Sirona Dental Systems, Inc.*	14,600	488,808
SurModics, Inc.*	12,900	700,083
Synovis Life Technologies, Inc.*	11,065	216,321

2007 Annual Report 19

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Company Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Health Care (2.4%) (continued)
Vital Signs, Inc.	13,700	$700,344
Wright Medical Group, Inc.*	22,400	653,408

		18,906,944

Health Care Providers & Services (2.4%)
Air Methods Corp.*	10,843	538,572
AMERIGROUP Corp.*	38,587	1,406,496
AMN Healthcare Services, Inc.*	40,600	697,102
Amsurg Corp.*	16,134	436,586
Apria Healthcare Group, Inc.*	53,995	1,164,672
Centene Corp.*	22,354	613,394
Five Star Quality Care, Inc.*	106,100	880,630
Healthspring, Inc.*	62,135	1,183,672
Healthways, Inc.*	71,550	4,181,382
Henry Schein, Inc.*	13,800	847,320
Hythiam, Inc.*	312,179	914,685
Molina Healthcare, Inc.*	22,814	882,902
MWI Veterinary Supply, Inc.*	14,000	560,000
Owens & Minor, Inc.	12,200	517,646
Pediatrix Medical Group, Inc.*	23,415	1,595,732
PSS World Medical, Inc.*	41,100	804,327
Repligen Corp.*	3,880	25,414
Visicu, Inc.*	79,800	947,226
Wellcare Health Plans, Inc.*	11,401	483,516

		18,681,274

Health Care Technology (0.9%)
Allscripts Healthcare Solutions, Inc.*	124,600	2,419,732
Cerner Corp.*	61,250	3,454,500
Omicell, Inc.*	43,350	1,167,416

		7,041,648

Hotels, Restaurants & Leisure (3.2%)
AFC Enterprises*	121,393	1,374,169
Ambassadors Group, Inc.	65,476	1,198,865
Ambassadors International Inc.	38,083	555,250
Bally Technologies, Inc.*	4,904	243,827
BJ’s Restaurants, Inc.*	66,822	1,086,526
Burger King Holdings, Inc.	5,310	151,388
Chipotle Mexican Grill, Inc.*	12,792	1,881,319
Choice Hotels International, Inc.	7,028	233,330
Gaylord Entertainment Co.*	138,175	5,591,942
Great Wolf Resorts, Inc.*	85,270	836,499
IHOP Corp.	7,100	259,718
P.F. Chang’s China Bistro, Inc.*	73,365	1,675,657
Peet’s Coffee & Tea, Inc.*	40,680	1,182,568
Premier Exhibitions, Inc.*	65,453	716,056
Scientific Games Corp.*	89,200	2,965,900
Vail Resorts, Inc.*	96,008	5,166,190

		25,119,204

Household Durables (0.4%)
American Greetings Corp., Class A	5,406	109,742
Avatar Holdings*	3,353	140,222
M/ I Homes, Inc.	20,500	215,250
Snap-on, Inc.	15,200	733,248
Tempur-Pedic International, Inc.	29,960	778,061
Tupperware Brands Corp.	28,861	953,279

		2,929,802

Household Products (0.3%)
Church & Dwight Co., Inc.	39,100	2,114,137

Industrial Conglomerates (0.2%)
Raven Industries, Inc.	11,137	427,549
Teleflex, Inc.	13,072	823,667

		1,251,216

Insurance (2.3%)
American Equity Investment Life Holding Co.	106,300	881,227
American Financial Group, Inc.	18,982	548,200
Brown & Brown, Inc.	26,200	615,700
CNA Surety Corp.*	38,400	759,936
Commerce Group, Inc.	29,400	1,057,812
Employers Holdings, Inc.	9,000	150,390
FBL Financial Group, Inc., Class A	21,800	752,754
First Mercury Financial Corp.*	18,700	456,280
Harleysville Group, Inc.	24,300	859,734
HCC Insurance Holdings, Inc.	16,950	486,126
Hilb, Rogal & Hobbs Co.	14,700	596,379
Hooper Holmes, Inc.*	254,800	438,256
Horace Mann Educators Corp.	14,400	272,736
Infinity Property & Casualty Corp.	18,700	675,631
LandAmerica Financial Group, Inc.	11,400	381,330
Midland Co. (The)	9,000	582,210
Navigators Group, Inc.*	15,700	1,020,500
Philadelphia Consolidated Holding Corp.*	23,100	908,985
Phoenix Cos., Inc. (The)	59,000	700,330
Presidential Life Corp.	46,700	817,717
Protective Life Corp.	11,200	459,424
Reinsurance Group of America, Inc.	21,147	1,109,795
Safety Insurance Group, Inc.	22,400	820,288
Selective Insurance Group	43,000	988,570
State Auto Financial Corp.	25,900	681,170

20 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Insurance (continued)
United Fire & Casualty Corp.	9,760	$283,918
Zenith National Insurance Corp.	15,400	688,842

		17,994,240

Internet & Catalog Retail (1.4%)
Blue Nile, Inc.*	86,712	5,901,619
FTD Group, Inc.	7,248	93,354
GSI Commerce, Inc.*	47,577	927,751
PC Mall, Inc.*	22,657	210,937
priceline.com, Inc.*	11,558	1,327,552
Shutterfly, Inc.*	48,000	1,229,760
Stamps.com, Inc.*	57,000	694,260
Systemax, Inc.	23,925	486,156

		10,871,389

Internet Software & Services (2.2%)
Ariba, Inc.*	53,500	596,525
Bankrate, Inc.*	55,394	2,663,897
Chordiant Software, Inc.*	76,857	657,127
CNET Networks, Inc.*	116,282	1,062,818
comScore, Inc.*	27,157	886,133
Constant Contact, Inc.*	36,250	779,375
DealerTrack Holdings, Inc.*	33,850	1,132,960
EarthLink, Inc.*	104,800	740,936
Equinix, Inc.*	21,532	2,176,239
LoopNet, Inc.*	81,700	1,147,885
United Online, Inc.	65,400	773,028
VistaPrint Ltd.*	80,756	3,460,395
Vocus, Inc.*	40,800	1,408,824

		17,486,142

IT Services (1.2%)
Acxiom Corp.	46,123	541,023
CACI International, Inc., Class A*	24,900	1,114,773
Forrester Research, Inc.*	66,130	1,852,962
Gevity HR, Inc.	83,400	641,346
Information Services Group, Inc.*	152,194	1,042,529
ManTech International Corp., Class A*	24,984	1,094,799
MAXIMUS, Inc.	16,500	637,065
MPS Group, Inc.*	65,800	719,852
NCI, Inc.*	46,400	793,904
RightNow Technologies, Inc.*	10,307	163,366
SRA International, Inc., Class A*	15,300	450,585
SYKES Enterprises, Inc.*	21,685	390,330

		9,442,534

Leisure Equipment & Products (0.4%)
Arctic Cat, Inc.	49,000	585,060
Callaway Golf Co.	28,600	498,498
JAKKS Pacific, Inc.*	14,630	345,414
Nautilus, Inc.	73,500	356,475
Polaris Industries, Inc.	27,469	1,312,194
Sturm Ruger & Co., Inc.*	26,018	215,429

		3,313,070

Life Sciences Tools & Services (1.5%)
Bio-Rad Laboratories, Inc., Class A*	5,044	522,659
Dionex Corp.*	19,100	1,582,626
Illumina, Inc.*	46,476	2,754,168
Invitrogen Corp.*	16,452	1,536,781
Pharmanet Development Group, Inc.*	1,793	70,304
Techne Corp.*	60,171	3,974,295
Varian, Inc.*	18,014	1,176,314

		11,617,147

Machinery (3.1%)
Accuride Corp.*	19,324	151,887
AGCO Corp.*	12,700	863,346
ASV, Inc.*	27,700	383,645
Axsys Technologies, Inc.*	1,600	58,640
Blount International, Inc.*	18,400	226,504
Briggs & Stratton Corp.	6,200	140,492
Bucyrus International, Inc., Class A	70,300	6,987,117
Cascade Corp.	7,500	348,450
Chart Industries, Inc.*	16,300	503,670
Clarcor, Inc.	46,000	1,746,620
Crane Co.	12,000	514,800
EnPro Industries, Inc.*	39,695	1,216,652
FreightCar America, Inc.	19,100	668,500
Joy Global, Inc.	13,250	872,115
Kadant, Inc.*	16,980	503,797
Kennametal, Inc.	7,400	280,164
Middleby Corp.*	22,063	1,690,467
Mueller Industries, Inc.	24,068	697,731
Nordson Corp.	11,141	645,732
Oshkosh Truck Corp.	12,400	586,024
Robbins & Myers, Inc.	20,151	1,524,020
Sun Hydraulics Corp.	15,050	379,711
Titan Machinery, Inc.*	42,600	558,060
Toro Co.	11,200	609,728
Wabtec Corp.	54,770	1,886,279

		24,044,151

2007 Annual Report 21

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Company Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Manufacturing (0.2%)
American Apparel Inc.*	118,176	$1,772,640

Marine (0.1%)
Kirby Corp.*	20,086	933,597

Media — Non Cable (1.8%)
Arbitron, Inc.	40,075	1,665,918
Carmike Cinemas, Inc.	8,101	58,813
CKX, Inc.	83,657	1,003,884
DreamWorks Animation SKG, Inc., Class A*	27,488	702,044
GateHouse Media, Inc.	46,400	407,392
Interactive Data Corp.	96,968	3,200,914
Journal Communications, Inc.	62,100	555,174
Lakes Entertainment, Inc.*	46,938	325,280
Marvel Entertainment, Inc.*	56,255	1,502,571
Morningstar, Inc.*	61,783	4,803,628
Sinclair Broadcast Group, Inc.	27,565	226,309

		14,451,927

Metals & Mining (1.3%)
AK Steel Holding Corp.*	16,020	740,765
AMCOL International Corp.	5,247	189,049
Commercial Metals Co.	23,700	695,595
Compass Minerals International, Inc.	57,200	2,345,200
Gold Reserve, Inc.*	62,800	326,560
Haynes International, Inc.*	10,900	757,550
Hecla Mining Co.*	40,291	376,721
Kaiser Aluminum Corp.	23,075	1,834,001
Quanex Corp.	17,400	903,060
Reliance Steel & Aluminum Co.	5,900	319,780
Steel Dynamics, Inc.	25,600	1,524,992
Worthington Industries, Inc.	22,000	393,360

		10,406,633

Multi-Utilities (0.6%)
Alliant Energy Corp.	25,140	1,022,947
Black Hills Corp.	15,700	692,370
OGE Energy Corp.	27,400	994,346
PNM Resources, Inc.	44,400	952,380
Vectren Corp.	41,200	1,195,212

		4,857,255

Multiline Retail (0.2%)
Big Lots, Inc.*	29,520	472,025
Dollar Tree Stores, Inc.*	27,297	707,538
Tuesday Morning Corp.	23,200	117,624

		1,297,187

Natural Gas Utilities (1.5%)
Energen Corp.	38,966	2,502,786
Laclede Group, Inc. (The)	51,300	1,756,512
New Jersey Resources Corp.	23,800	1,190,476
Nicor, Inc.	7,200	304,920
Northwest Natural Gas Co.	42,244	2,055,593
Piedmont Natural Gas Co., Inc.	30,700	803,112
South Jersey Industries, Inc.	16,520	596,207
Southwest Gas Corp.	38,700	1,152,099
UGI Corp.	23,462	639,340
WGL Holdings, Inc.	20,900	684,684

		11,685,729

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	21,647	751,151

Oil, Gas & Consumable Fuels (4.1%)
Arena Resources, Inc.*	28,600	1,192,906
Aurora Oil & Gas Corp.*	66,800	103,540
Berry Petroleum Co., Class A	22,800	1,013,460
Bill Barrett Corp.*	79,050	3,309,823
Bois d’Arc Energy, Inc.*	4,712	93,533
BPZ Energy, Inc.*	31,200	348,816
Cabot Oil & Gas Corp., Class A	22,500	908,325
Carrizo Oil & Gas, Inc.*	49,313	2,699,887
Cimarex Energy Co.	9,400	399,782
Concho Resources, Inc.*	21,600	445,176
Energy Partners Ltd.*	56,800	670,808
Evergreen Energy, Inc.*	229,260	511,250
Foundation Coal Holdings, Inc.	30,300	1,590,750
Frontier Oil Corp.	3,099	125,757
GMX Resources, Inc.*	30,924	998,227
Helix Energy Solutions Group, Inc.*	22,422	930,513
Holly Corp.	14,564	741,162
Hugoton Royalty Trust	9,400	210,842
Mariner Energy, Inc.*	37,200	851,136
Massey Energy Co.	20,191	721,828
Newfield Exploration Co.*	35,250	1,857,675
Parallel Petroleum Corp.*	34,500	608,235
Petrohawk Energy Corp.*	60,290	1,043,620
RAM Energy Resources, Inc.*	241,530	1,212,481
Rex Energy Corp.*	25,000	298,250
Rossetta Resources, Inc.*	5,300	105,099
SandRidge Energy, Inc.*	6,960	249,586
St. Mary Land & Exploration Co.	46,300	1,787,643
Stone Energy Corp.*	30,674	1,438,917
Swift Energy Co.*	32,800	1,446,808
Tesoro Corp.	20,319	969,216
U.S. BioEnergy Corp.*	20,100	235,371

22 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
USEC, Inc.*	75,600	$680,400
VeraSun Energy Corp.*	30,900	472,152
W&T Offshore, Inc.	42,061	1,260,148
Warren Resources, Inc.*	9,600	135,648

		31,668,770

Paper & Forest Products (0.1%)
Buckeye Technologies, Inc.*	64,409	805,113

Personal Products (0.9%)
Alberto-Culver Co.	28,200	692,028
Bare Escentuals, Inc.*	68,750	1,667,188
Elizabeth Arden, Inc.*	34,200	695,970
NBTY, Inc.*	16,637	455,854
Nu Skin Enterprises, Inc., Class A	51,200	841,216
Physicians Formula Holdings, Inc.*	101,946	1,211,118
Prestige Brands Holdings, Inc.*	179,400	1,341,912

		6,905,286

Pharmaceuticals (1.1%)
Adams Respiratory Therapeutics, Inc.*	71,100	4,247,514
King Pharmaceuticals, Inc.*	50,926	521,482
KV Pharmaceutical Co., Class A*	18,456	526,734
Microbia, Inc.*(a)	93,487	584,294
Perrigo Co.	13,600	476,136
Sciele Pharma, Inc.*	35,100	717,795
Watson Pharmaceuticals, Inc.*	38,497	1,044,809
XenoPort, Inc.*	2,812	157,134

		8,275,898

Real Estate Investment Trusts (REITs) (3.0%)
Agree Realty Corp.	862	25,946
Arbor Realty Trust, Inc.	45,600	734,616
Ashford Hospitality Trust, Inc.	333,100	2,394,989
Brandywine Realty Trust	23,400	419,562
Capital Trust Inc., Class A	30,414	932,189
CBRE Realty Finance, Inc.	148,700	794,058
Cedar Shopping Centers, Inc.	43,080	440,708
Deerfield Capital Corp.	114,300	914,400
DiamondRock Hospitality Co.	44,300	663,614
Entertainment Properties Trust	15,000	705,000
Equity Lifestyle Properties, Inc.	27,802	1,269,717
First Industrial Realty Trust	25,740	890,604
Getty Realty Corp.	35,300	941,804
Glimcher Realty Trust	17,700	252,933
Gramercy Capital Corp.	79,773	1,939,282
Healthcare Realty Trust, Inc.	14,800	375,772
Hersha Hospitality Trust	171,800	1,632,100
Inland Real Estate Corp.	27,200	385,152
Lexington Realty Trust	72,860	1,059,384
LTC Properties, Inc.	13,400	335,670
Mack-Cali Realty Corp.	22,500	765,000
National Health Investors, Inc.	21,100	588,690
NorthStar Realty Finance Corp.	67,800	604,776
Omega Healthcare Investors, Inc.	66,980	1,075,029
Quadra Realty Trust, Inc.	129,330	1,039,813
Sunstone Hotel Investors, Inc.	4,050	74,075
Taubman Centers, Inc.	27,551	1,355,234
Urstadt Biddle Properties, Inc,, Class A	2,720	42,160
Washington Real Estate Investment Trust	32,700	1,027,107

		23,679,384

Real Estate Management & Development (0.2%)
Consolidated Tomoka Land Co.	8,260	517,737
Housevalues, Inc.*	64,362	199,522
Jones Lang LaSalle, Inc.	12,885	916,897

		1,634,156

Retail (2.2%)
Aaron Rents, Inc.	26,700	513,708
Asbury Automotive Group, Inc.	56,680	853,034
Big 5 Sporting Goods Corp.	20,000	288,400
Buckle, Inc. (The)	21,228	700,524
Cache, Inc.*	40,300	376,402
Circuit City Stores, Inc.	170,500	716,100
Citi Trends, Inc.*	55,151	851,531
Coldwater Creek, Inc.*	53,000	354,570
Dick’s Sporting Goods, Inc.*	7,860	218,194
Dress Barn, Inc.*	32,658	408,552
Gymboree Corp.*	53,964	1,643,743
Haverty Furniture Cos., Inc.	50,900	457,591
Hibbett Sports, Inc.*	15,800	315,684
Jo-Ann Stores, Inc.*	2,911	38,076
Jos. A. Bank Clothiers, Inc.*	36,651	1,042,721
Lithia Motors, Inc., Class A	10,000	137,300
Men’s Wearhouse, Inc.	28,700	774,326
O’Reilly Automotive, Inc.*	86,780	2,814,275
Penske Auto Group, Inc.	27,800	485,388
RadioShack Corp.	13,000	219,180
Sally Beauty Holdings, Inc.*	44,900	406,345
Sherwin-Williams Co. (The)	11,000	638,440
Stage Stores, Inc.	39,300	581,640
Talbots, Inc.	20,400	241,128
Tractor Supply Co.*	17,300	621,762

2007 Annual Report 23

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Company Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Retail (continued)
Williams-Sonoma, Inc.	20,000	$518,000
Zumiez, Inc.*	34,600	842,856

		17,059,470

Road & Rail (1.1%)
Arkansas Best Corp.	32,901	721,848
Heartland Express, Inc.	40,247	570,702
J.B. Hunt Transport Services, Inc.	116,200	3,201,310
Kansas City Southern*	90,650	3,112,014
Knight Transportation, Inc.	13,563	200,868
Landstar System, Inc.	13,579	572,355
Old Dominion Freight Line, Inc.*	6,061	140,070

		8,519,167

Semiconductors & Semiconductor Equipment (1.3%)
Advanced Analogic Technologies, Inc.*	30,003	338,434
Amkor Technology, Inc.*	5,257	44,842
Asyst Technologies, Inc.*	4,513	14,712
Brooks Automation, Inc.*	43,600	575,956
Cabot Microelectronics Corp.*	4,623	166,012
Cohu, Inc.	32,400	495,720
Microsemi Corp.*	29,600	655,344
MoSys, Inc.*	39,717	192,627
Pericom Semiconductor Corp.*	50,606	946,332
RF Micro Devices, Inc.*	80,900	461,939
Sigma Designs, Inc.*	15,252	841,910
Skyworks Solutions, Inc.*	120,501	1,024,259
Standard Microsystems Corp.*	20,700	808,749
Tessera Technologies, Inc.*	33,966	1,412,986
TriQuint Semiconductor, Inc.*	32,000	212,160
Ultra Clean Holdings, Inc.*	45,800	558,760
Varian Semiconductor Equipment Associates., Inc.*	19,320	714,840
Zoran Corp.*	22,625	509,289

		9,974,871

Service Companies (0.1%)
GLG Partners, Inc.*	18,760	255,136
Hewitt Associates, Inc.*	6,784	259,759

		514,895

Software (4.4%)
Ansys, Inc.*	18,156	752,748
Blackbaud, Inc.	181,750	5,096,270
Blackboard, Inc.*	139,738	5,624,454
BladeLogic, Inc.*	31,750	938,848
Commvault Systems, Inc.*	55,850	1,182,903
Compuware Corp.*	105,000	932,400
Concur Technologies, Inc.*	41,250	1,493,663
EPIQ Systems, Inc.*	93,130	1,621,393
FactSet Research Systems, Inc.	58,867	3,278,892
Fair Isaac Corp.	15,675	503,951
JDA Software Group, Inc.*	12,175	249,101
Magma Design Automation, Inc.*	67,447	823,528
Mentor Graphics Corp.*	85,700	923,846
MICROS Systems, Inc.*	62,968	4,417,835
Monotype Imaging Holdings, Inc.*	53,844	816,813
NetSuite, Inc.*	28,999	1,136,181
Parametric Technology Corp.*	45,100	805,035
Quest Software, Inc.*	16,100	296,884
Solera Holdings, Inc.*	32,400	802,872
SPSS, Inc.*	22,575	810,668
Sybase, Inc.*	61,883	1,614,527
Synopsys, Inc.*	14,381	372,899

		34,495,711

Textiles, Apparel & Luxury Goods (1.2%)
Carter’s, Inc.*	25,900	501,165
Deckers Outdoor Corp.*	5,968	925,398
Fossil, Inc.*	27,321	1,146,935
Iconix Brand Group, Inc.*	53,509	1,051,987
Jones Apparel Group, Inc.	15,000	239,850
Kellwood Co.	21,500	357,760
Oxford Industries, Inc.	12,740	328,310
Perry Ellis International, Inc.*	20,024	307,969
Phillips-Van Heusen Corp.	39,270	1,447,492
UniFirst Corp.	28,026	1,064,988
Warnaco Group, Inc. (The)*	19,597	681,976
Wolverine World Wide, Inc.	68,500	1,679,620

		9,733,450

Thrifts & Mortgage Finance (0.4%)
BankUnited Financial Corp., Class A	36,000	248,400
Dime Community Bancshares	32,650	416,941
FirstFed Financial Corp.*	17,200	616,104
Flushing Financial Corp.	24,000	385,200
PFF Bancorp, Inc.	60,500	728,420
TrustCo Bank Corp.	25,400	251,968
ViewPoint Financial Group	21,400	353,742
Westfield Financial, Inc.	41,200	399,640

		3,400,415

Trading Companies & Distributors (0.3%)
Applied Industrial Technologies, Inc.	21,000	609,420
Interline Brands, Inc.*	29,300	641,963

24 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Trading Companies & Distributors (continued)
Kaman Corp., Class A	17,000	$625,770
WESCO International, Inc.*	16,600	658,024

		2,535,177

Wireless Telecommunication Services (0.1%)
Centennial Communications*	84,000	780,360
Syniverse Holdings, Inc.*	26,296	409,693

		1,190,053

		594,140,276

Total Common Stocks		751,037,447

Exchange Traded Funds (0.7%)
Australian Infrastructure Fund(a)	460,308	1,246,141
Hastings Diversified Utilities Fund(a)	96,996	254,400
iShares MSCI EAFE Index Fund	55,095	4,327,712

Total Exchange Traded Funds		5,828,253

Warrants* (0.0%)
Hythiam, Inc. 0.00%, expiring 07/13/13*	43,900	0

AIM Liquid Assets Portfolio	22,871,750	22,871,750

Total Mutual Funds		22,871,750

Total Investments (Cost $717,728,339) (b) — 99.8%		779,737,450
Other assets in excess of liabilities — 0.2%		1,222,914

NET ASSETS — 100.0%		$780,960,364

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

RNC	Savings Shares

See Accompanying Notes to Financial Statements

2007 Annual Report 25

Statement of Assets and Liabilities
December 31, 2007

Nationwide
Multi-Manager
NVIT
Small Company Fund

Assets:
Investments, at value (cost $717,728,339)	$779,737,450
Foreign currencies, at value (cost $9,489)	9,496
Dividends receivable	1,527,736
Receivable for capital shares issued	1,025,765
Receivable for investments sold	2,708,480
Reclaims receivable	104,490
Prepaid expenses and other assets	2,205

Total Assets	785,115,622

Liabilities:
Payable to custodian	199,771
Payable for investments purchased	1,949,636
Payable for capital shares redeemed	1,027,182
Accrued expenses and other payables:
Investment advisory fees	657,593
Fund administration and transfer agent fees	38,707
Distribution fees	23,548
Administrative servicing fees	182,106
Custodian fees	36,161
Compliance program costs	4,305
Other	36,249

Total Liabilities	4,155,258

Net Assets	$780,960,364

Represented by:
Capital	$602,447,163
Accumulated net investment income	178,135
Accumulated net realized gains from investment and foreign currency transactions	116,318,734
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	62,016,332

Net Assets	$780,960,364

Net Assets:
Class I Shares	$628,302,006
Class II Shares	110,373,399
Class III Shares	2,984,655
Class IV Shares	39,300,304

Total	$780,960,364

Shares outstanding (unlimited number of shares authorized):
Class I Shares	28,289,031
Class II Shares	5,053,465
Class III Shares	134,221
Class IV Shares	1,769,718

Total	35,246,435

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$22.21
Class II Shares	$21.84
Class III Shares	$22.24
Class IV Shares	$22.21

See accompanying notes to financial statements.

26 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Nationwide
Multi-Manager NVIT
Small Company Fund

INVESTMENT INCOME:
Dividend income	$12,699,231
Interest Income	102,190
Foreign tax withholding	(414,257)

Total Income	12,387,164

Expenses:
Investment advisory fees	8,072,857
Fund administration and transfer agent fees	484,968
Distribution fees Class II Shares	263,573
Administrative servicing fees Class I Shares	1,153,369
Administrative servicing fees Class II Shares	158,399
Administrative servicing fees Class III Shares	7,450
Administrative servicing fees Class IV Shares	62,698
Custodian fees	129,630
Trustee fees	44,009
Compliance program costs (Note 3)	2,712
Other	166,021

Total expenses before earnings credit	10,545,686
Earnings credit (Note 6)	(13,524)

Net Expenses	10,532,162

Net Investment Income	1,855,002

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	127,003,551
Net realized losses on foreign currency transactions	(1,496,765)

Net realized gains on investment and foreign currency transactions	125,506,786

Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(104,887,564)

Net realized/unrealized gains on investments and translation of assets and liabilities denominated in foreign currencies	20,619,222

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,474,224

See accompanying notes to financial statements.

2007 Annual Report 27

Statements of Changes in Net Assets

	Nationwide Multi-Manager
	NVIT Small Company Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,855,002	$856,635
Net realized gains on investment and foreign currency transactions	125,506,786	117,152,412
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(104,887,564)	(12,726,165)

Change in net assets resulting from operations	22,474,224	105,282,882

Distributions to shareholders from:
Net investment income:
Class I	(603,523)	(812,010)
Class II	–	(56,733)
Class III	(867)	(6,907)
Class IV	(45,241)	(47,918)
Net realized gains:
Class I	(95,291,802)	(15,390,122)
Class II	(14,368,708)	(1,643,475)
Class III	(572,275)	(63,680)
Class IV	(5,564,619)	(804,451)

Change in net assets from shareholder distributions	(116,447,035)	(18,825,296)

Change in net assets from capital transactions	(28,184,139)	(135,037,451)

Change in net assets	(122,156,950)	(48,579,865)
Net Assets:
Beginning of period	903,117,314	951,697,179

End of period	$780,960,364	$903,117,314

Accumulated net investment income at end of period	$178,135	$82,252

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$32,755,979	$58,049,219
Dividends reinvested	95,895,279	16,205,471
Cost of shares redeemed	(173,845,346)	(230,208,135)

	(45,194,088)	(155,953,445)

Class II Shares
Proceeds from shares issued	29,830,801	49,421,395
Dividends reinvested	14,368,705	1,700,202
Cost of shares redeemed	(27,231,263)	(27,450,058)

	16,968,243	23,671,539

See accompanying notes to financial statements.

28 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Multi-Manager
	NVIT Small Company Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class III Shares
Proceeds from shares issued	$2,140,724	$4,715,218
Dividends reinvested	573,142	70,587
Cost of shares redeemed (a)	(4,174,049)	(2,685,385)

	(1,460,183)	2,100,420

Class IV Shares
Proceeds from shares issued	2,644,223	1,977,093
Dividends reinvested	5,609,858	852,366
Cost of shares redeemed	(6,752,192)	(7,685,424)

	1,501,889	(4,855,965)

Change in net assets from capital transactions	$(28,184,139)	$(135,037,451)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,321,648	2,399,643
Reinvested	4,069,384	712,208
Redeemed	(7,075,955)	(9,654,743)

	(1,684,923)	(6,542,892)

Class II Shares
Issued	1,220,770	2,130,983
Reinvested	619,608	75,786
Redeemed	(1,117,975)	(1,167,578)

	722,403	1,039,191

Class III Shares
Issued	87,963	193,944
Reinvested	24,297	3,085
Redeemed	(173,220)	(113,616)

	(60,960)	83,413

Class IV Shares
Issued	110,244	83,535
Reinvested	238,072	37,437
Redeemed	(274,415)	(321,992)

	73,901	(201,020)

Total change in shares	(949,579)	(5,621,308)

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 29

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide Multi-Manager NVIT Small Company Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net	Net		Net Asset
	Beginning	Income	Gains on	Investment	Investment	Realized	Total	Value, End
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period

Class I Shares
Year ended December 31, 2003	$15.41	(0.07)	6.39	6.32	–	–	–	$21.73
Year ended December 31, 2004	$21.73	(0.04)	4.17	4.13	–	(2.90)	(2.90)	$22.96
Year ended December 31, 2005	$22.96	(0.03)	2.84	2.81	–	(2.99)	(2.99)	$22.78
Year ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	$24.99
Year ended December 31, 2007	$24.99	0.06	0.67	0.73	(0.02)	(3.49)	(3.51)	$22.21
Class II Shares
Year ended December 31, 2003	$15.39	(0.12)	6.37	6.25	–	–	–	$21.64
Year ended December 31, 2004	$21.64	(0.07)	4.13	4.06	–	(2.90)	(2.90)	$22.80
Year ended December 31, 2005	$22.80	(0.07)	2.79	2.72	–	(2.99)	(2.99)	$22.53
Year ended December 31, 2006	$22.53	(0.03)	2.63	2.60	(0.01)	(0.46)	(0.47)	$24.66
Year ended December 31, 2007	$24.66	0.00	0.67	0.67	–	(3.49)	(3.49)	$21.84

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data
							Ratio of
						Ratio of	Investment
			Ratio of	Ratio of Net		Expenses	Income (Loss)
		Net Assets	Expenses to	Investment		(Prior to	(Prior to
		at End of	Average	Income (Loss)		Reimbursements)	Reimbursements)
	Total	Period	Net	to Average		to Average	to Average	Portfolio
	Return (a)	(000s)	Assets (b)	Net Assets (b)		Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year ended December 31, 2003	41.01%	$760,078	1.17%	(0.37%	)	(e)	(e)	93.72%
Year ended December 31, 2004	19.02%	$815,585	1.19%	(0.17%	)	(e)	(e)	131.75%
Year ended December 31, 2005	12.32%	$831,778	1.20%	(0.12%	)	(e)	(e)	128.34%
Year ended December 31, 2006	12.04%	$749,048	1.19%	0.11%		(e)	(e)	104.59%
Year ended December 31, 2007	2.13%	$628,302	1.19%	0.24%		1.19%	0.24%	115.83%
Class II Shares
Year ended December 31, 2003	40.61%	$18,345	1.42%	(0.63%	)	(e)	(e)	93.72%
Year ended December 31, 2004	18.78%	$46,906	1.44%	(0.42%	)	(e)	(e)	131.75%
Year ended December 31, 2005	12.01%	$74,165	1.45%	(0.37%	)	(e)	(e)	128.34%
Year ended December 31, 2006	11.75%	$106,813	1.45%	(0.12%	)	(e)	(e)	104.59%
Year ended December 31, 2007	1.89%	$110,373	1.42%	0.01%		1.42%	0.01%	115.83%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	There were no fee reductions during the period.

(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

30 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net	Net		Net Asset
	Beginning	Income	Gains on	Investment	Investment	Realized	Total	Value, End
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period

Class III Shares
Year ended December 31, 2003	$15.42	(0.08)	6.40	6.32	–	–	–	$21.74
Year ended December 31, 2004	$21.74	(0.03)	4.17	4.14	–	(2.90)	(2.90)	$22.98
Year ended December 31, 2005	$22.98	(0.02)	2.83	2.81	–	(2.99)	(2.99)	$22.80
Year ended December 31, 2006	$22.80	0.03	2.68	2.71	(0.04)	(0.46)	(0.50)	$25.01
Year ended December 31, 2007	$25.01	0.06	0.67	0.73	(0.01)	(3.49)	(3.50)	$22.24
Class IV Shares
Period ended December 31, 2003(f)	$15.61	(0.05)	6.17	6.12	–	–	–	$21.73
Year ended December 31, 2004	$21.73	(0.04)	4.17	4.13	–	(2.90)	(2.90)	$22.96
Year ended December 31, 2005	$22.96	(0.03)	2.84	2.81	–	(2.99)	(2.99)	$22.78
Year ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	$24.99
Year ended December 31, 2007	$24.99	0.07	0.67	0.74	(0.03)	(3.49)	(3.52)	$22.21

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios/Supplemental Data
							Ratio of
						Ratio of	Investment
			Ratio of	Ratio of Net		Expenses	Income (Loss)
		Net Assets	Expenses to	Investment		(Prior to	(Prior to
		at End of	Average	Income (Loss)		Reimbursements)	Reimbursements)
	Total	Period	Net	to Average		to Average	to Average	Portfolio
	Return (a)	(000s)	Assets (b)	Net Assets (b)		Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class III Shares
Year ended December 31, 2003	40.99%	$1,199	1.17%	(0.39%	)	(e)	(e)	93.72%
Year ended December 31, 2004	19.06%	$1,681	1.19%	(0.15%	)	(e)	(e)	131.75%
Year ended December 31, 2005	12.31%	$2,548	1.22%	(0.14%	)	(e)	(e)	128.34%
Year ended December 31, 2006	12.06%	$4,881	1.18%	0.16%		(e)	(e)	104.59%
Year ended December 31, 2007	2.11%	$2,985	1.21%	0.19%		1.21%	0.19%	115.83%
Class IV Shares
Period ended December 31, 2003(f)	39.21%	$48,252	1.16%	(0.36%	)	(e)	(e)	93.72%
Year ended December 31, 2004	19.02%	$44,819	1.19%	(0.18%	)	(e)	(e)	131.75%
Year ended December 31, 2005	12.32%	$43,206	1.20%	(0.12%	)	(e)	(e)	128.34%
Year ended December 31, 2006	12.04%	$42,375	1.19%	0.12%		(e)	(e)	104.59%
Year ended December 31, 2007	2.15%	$39,300	1.17%	0.26%		1.17%	0.26%	115.83%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.
(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

2007 Annual Report 31

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide Multi-Manager NVIT Small Company Fund (the “Fund”) (formerly “GVIT Small Company Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

32 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service

2007 Annual Report 33

Notes to Financial Statements (Continued)
December 31, 2007

approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction.

34 Annual Report 2007

Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2007, the Fund had no securities on loan.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions

2007 Annual Report 35

Notes to Financial Statements (Continued)
December 31, 2007

exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers, for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated. Below is a list of the subadvisers to the Fund:

Subadvisers**

- Franklin Portfolio Associates, LLC before November 12, 2007

- Putnam Investment Management, LLC after November 12, 2007

- Neuberger Berman Management, Inc.

- Gartmore Global Partners

- American Century Investment Management, Inc.

- Morgan Stanley Investment Management, Inc.

- Waddell & Reed Investment Management Company

- Aberdeen Asset Management Inc. after October 1, 2007

**	NFA, as investment adviser, directly managed a portion of the Fund until October 1, 2007.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee of 0.93% based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $5,124,274 for the year ended December 31, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”(“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary

36 Annual Report 2007

of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc.”) (“NFD” or “Distributor”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $2,703,916 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2007, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $2,712.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by

2007 Annual Report 37

Notes to Financial Statements (Continued)
December 31, 2007

short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had no contributions to capital due to collection of redemption fees.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $980,269,038 and sales of $1,122,106,527.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

38 Annual Report 2007

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from

	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Total Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$22,534,529	$93,912,506	$116,447,035	$–	$116,447,035

2006	$5,471,567	$13,353,729	$18,825,296	$–	$18,825,296

2007 Annual Report 39

Notes to Financial Statements (Continued)
December 31, 2007

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$17,623,163	$109,204,541	$126,827,704	$–	$(4,898,715)	$56,584,212	$178,513,201

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$723,160,459	$121,193,441	$(64,616,450)	$56,576,991

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires

Market Street All Pro Large Cap Growth	$9,498,934	2008

Market Street All Pro Large Cap Growth	10,028,196	2009

Market Street All Pro Large Cap Growth	2,652,321	2010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October currency losses in the amount of $39,022.

40 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Multi-Manager NVIT Small Company Fund (formerly GVIT Small Company Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 41

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 24% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $93,912,506 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2007, the Fund had $0.01 per share of foreign source income.

42 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 43

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

44 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 45

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

46 Annual Report 2007

Nationwide NVIT Money Market Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NAT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Money Market Fund (Class I at NAV) returned 4.79% versus 5.36% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds (consisting of 107 funds as of Dec. 31, 2007) was 4.78% for the same period.

Can you describe the market environment during the reporting period?

The first half of 2007 saw some hints of a slowing economy but, overall, economists and analysts were predicting that the U.S. economy would likely expand at a moderate pace. This forecast, however, quickly changed. Financial markets were extremely volatile during the second half of the year. For the fixed-income markets, liquidity became the main driver of volatility. Questions about the stability of the subprime mortgage market began in August and quickly spread to other asset classes. Prompted by concerns relating to the economic outlook, the Federal Reserve Board lowered the federal funds rate during its September, October and December Federal Open Market Committee (FOMC) meetings. The cumulative effect of these actions reduced the rate from 5.25% to 4.25% by year-end.

What areas of investment provided the most positive relative returns for the Fund?

Fund performance was positively affected by investment in bank debt obligations, variable-rate securities and step-up securities. These instruments offered competitive returns in comparison to the returns of other short-term instruments.

What areas detracted from Fund performance?

As stated earlier, liquidity became a major driver in the fixed-income markets during the second half of the reporting period. Market conditions were extremely volatile, which led to a change in fund strategy to a more conservative approach. As a result, investment increased in those names with higher liquidity but lower incremental yield.

What is your outlook for the near term?

Market conditions are expected to remain somewhat uncertain for the near term but not as volatile as was seen in the fall of 2007. The Federal Reserve appears to be taking an aggressive approach to the current financial environment and is expected to react by lowering rates further. We will continue to work closely with our credit research area, which approves all issuers prior to investment and monitors each credit on an ongoing basis.

Portfolio Manager:

Karen Mader

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is an affiliate of Nationwide Asset Management, LLC.

2007 Annual Report 5

Nationwide NVIT Money Market Fund
Fund Performance

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

				Gross	Net
				Expense	Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*	Ratio*

Class I2	4.79%	2.67%	3.42%	0.64%	0.64%

Class IV [3]	4.94%	2.80%	3.49%	0.63%	0.50%

Class V3	4.87%	2.75%	3.46%	0.56%	0.56%

Class ID [3]	4.97%	2.73%	3.45%	0.48%	0.48%

*	As of December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class IV shares (April 28, 2003), Class V shares (October 21, 2002) and Class ID shares (May 1, 2006) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV, Class V or Class ID shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class IV shares, Class V shares and Class ID shares has not been adjusted to reflect its lower expenses.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Money Market Fund, the iMoneyNet First Tier Retail Index (iMoneyNet First Tier Retail)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet First Tier Retail is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide NVIT Money Market Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses	Expense
					Paid	Ratio
			Beginning	Ending	During	During
			Account	Account	Period($)	Period(%)
Nationwide NVIT Money Market			Value($)	Value($)	07/01/07 -	07/01/07 -
Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	1,023.50	3.32	0.65
	Hypothetical	[b]	1,000.00	1,021.93	3.31	0.65

Class IV	Actual		1,000.00	1,024.30	2.55	0.50
	Hypothetical	[b]	1,000.00	1,022.68	2.55	0.50

Class V	Actual		1,000.00	1,023.80	3.01	0.59
	Hypothetical	[b]	1,000.00	1,022.23	3.01	0.59

Class ID	Actual		1,000.00	1,024.60	2.30	0.45
	Hypothetical	[b]	1,000.00	1,022.94	2.29	0.45

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Portfolio Summary	Nationwide NVIT Money Market Fund
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Commercial Paper	65.5%
Corporate Bonds	11.6%
Government Mortgage Backed Agencies	7.8%
Certificates of Deposit	5.9%
Asset-Backed Commercial Paper	5.6%
Municipal Bonds	1.7%
U.S. Government Agency & Obligations	1.1%
Collateralized Debt Obligations	0.6%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries

Banks — Foreign	17.0%
Financial Services	15.1%
Banks — Domestic	9.3%
U.S. Government Agencies	7.8%
Insurance	7.1%
Motor Vehicle Parts and Accessories	5.1%
Asset-Backed — Trade & Term Receivables	5.1%
Security Brokers & Dealers	4.7%
Food-Diversified	4.7%
Personal Credit Institutions	4.1%
Other	20.0%

100.0%

Top Holdings

American Express Credit Corp., 4.33%, 01/25/08	2.4%
Falcon Asset Securitization Corp., 5.72%, 01/03/08	1.9%
Florida Hurricane Catastrophe, 5.24%, 11/14/08	1.7%
Allianz Finance Corp., 5.02%, 01/16/08	1.7%
Prudential Funding, 4.50%, 01/25/08	1.7%
American Honda Finance, 4.87%, 08/06/08	1.5%
Illinois Tool Works Inc., 4.00%, 01/02/08	1.5%
Caterpillar Financial Services Corp., 4.25%, 01/07/08	1.5%
Campbell Soup Co., 4.46%, 01/08/08	1.5%
Pacific Life Insurance, 4.26%, 01/10/08	1.5%
Other	83.1%

100.0%

8 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Money Market Fund

Asset-Backed Commercial Paper (5.6%) (a)

	Principal
	Amount	Value

Asset-Backed — Funding Agreement (0.5%)
Liquid Funding Ltd.,
5.21%, 03/04/08	$12,000,000	$11,999,694

Asset-Backed — Trade & Term Receivables (5.1%)
Falcon Asset Securitization Corp.,
5.72%, 01/03/08	45,000,000	44,985,592
Golden Funding Corp.,
4.50%, 01/02/08 (b) (c)	29,373,000	29,369,329
Old Line Funding Corp. (b) (c)
5.58%, 01/02/08	5,000,000	4,999,225
5.85%, 01/03/08	20,000,000	19,993,500
6.02%, 01/04/08	10,000,000	9,994,983
Variable Fund Cap. Corp.,
5.30%, 01/17/08 (b) (c)	8,837,000	8,816,184

		118,158,813

Total Asset-Backed Commercial Paper		130,158,507

Certificates of Deposit (5.9%)
Banks — Domestic (1.3%)
State Street Corp.,
5.38%, 02/25/08	10,000,000	10,000,000
Wachovia Corp.,
5.40%, 03/28/08	20,000,000	20,000,000

		30,000,000

Banks — Foreign (4.6%)
Bank of Ireland,
5.44%, 06/16/08	23,000,000	23,000,000
Barclays Bank PLC,
5.42%, 08/06/08	30,000,000	30,000,000
HBOS Treasury Services PLC,
5.40%, 06/13/08	20,000,000	20,000,000
Natixis (b) (c)
5.19%, 02/19/08	15,000,000	15,000,000
5.40%, 04/08/08	20,000,000	20,000,258

		108,000,258

Total Certificates of Deposit		138,000,258

Commercial Paper (65.5%) (a)

	Principal
	Amount	Value

Agricultural Services (3.1%) (b) (c)
Archer Daniels Midland Co.
4.28%, 02/26/08	35,000,000	34,766,978
4.25%, 03/05/08	3,000,000	2,977,333
Cargill Inc.,
5.00%, 01/02/08	34,000,000	33,995,278

		71,739,589

Banks — Domestic (6.6%)
Bank Of America Corp.
4.98%, 01/15/08	10,000,000	9,980,633
5.28%, 01/18/08	10,000,000	9,975,067
5.23%, 03/14/08	6,000,000	5,936,368
Citigroup, Inc.
5.25%, 01/23/08	20,000,000	19,935,833
5.30%, 03/24/08	20,000,000	19,755,611
JP Morgan Chase & Co.
5.05%, 01/03/08	6,113,000	6,111,285
5.00%, 02/22/08	15,000,000	14,891,667
KBC Financial Products (b) (c)
5.02%, 01/18/08	10,000,000	9,976,294
5.12%, 02/01/08	10,000,000	9,955,911
State Street Corp.
4.40%, 01/29/08	20,000,000	19,931,556
4.35%, 02/08/08	10,000,000	9,954,083
Wells Fargo & Company
4.27%, 01/04/08	1,040,000	1,039,630
4.30%, 01/18/08	16,000,000	15,967,653

		153,411,591

Banks - Foreign (10.6%)
Abbey National North America LLC
4.67%, 01/04/08	15,000,000	14,994,200
4.67%, 01/29/08	20,000,000	19,927,433
ANZ National (Int’l.) Ltd.,
4.75%, 02/01/08 (c)	3,000,000	2,987,729
ANZ National (International) Ltd. (c)
5.02%, 01/02/08	15,000,000	14,997,908
4.80%, 01/22/08	1,700,000	1,695,290
Bank of Ireland,
5.05%, 03/07/08 (b) (c)	12,000,000	11,888,900
Calyon North America, Inc.
5.10%, 01/03/08	10,000,000	9,997,167
5.09%, 01/17/08	20,000,000	19,954,800
4.88%, 01/30/08	20,000,000	19,921,378
Dresdner US Finance, Inc.,
5.04%, 01/28/08	20,000,000	19,924,400

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Money Market Fund (Continued)

Commercial Paper (continued)

	Principal
	Amount	Value

Banks - Foreign (continued)
Kommunalkredit Int Bk,
5.18%, 01/14/08 (c)	$15,000,000	$14,971,969
National Australia Funding (DE)(b) (c)
4.35%, 01/07/08	2,300,000	2,298,333
4.45%, 01/11/08	3,700,000	3,695,426
4.91%, 01/14/08	30,000,000	29,946,808
Royal Bank Of Canada,
4.30%, 01/30/08	10,000,000	9,965,361
Scotiabanc, Inc.,
4.55%, 04/01/08	20,000,000	19,769,972
Societe Generale North Americana
4.50%, 01/03/08	3,250,000	3,249,188
5.07%, 01/11/08	12,008,000	11,991,089
4.25%, 01/15/08	6,000,000	5,990,083
4.54%, 03/03/08	10,000,000	9,921,811

		248,089,245

Chemicals-Diversified (0.3%) (b) (c)
Air Products & Chemicals,
4.20%, 01/15/08	6,187,000	6,176,895

Diversified Manufacturing (2.9%)
Danaher Corp.
4.25%, 01/02/08	23,500,000	23,497,226
4.32%, 01/18/08	10,000,000	9,979,600
Parker-Hannifin Corp.,
4.27%, 01/31/08 (b) (c)	35,000,000	34,875,458

		68,352,284

Financial Services (15.1%)
ABN AMRO NA Finance Inc.,
5.14%, 01/07/08	30,000,000	29,974,300
Alliance & Leicester PLC,
5.56%, 01/14/08 (b) (c)	25,000,000	24,949,806
American General Finance Corp.
4.57%, 01/30/08	10,000,000	9,963,186
4.60%, 01/31/08	15,000,000	14,942,500
4.80%, 02/05/08	15,000,000	14,930,000
Fortis Funding LLC (b) (c)
5.05%, 01/08/08	15,000,000	14,985,271
5.45%, 01/10/08	20,000,000	19,972,750
ING U.S. Funding
5.13%, 01/04/08	29,711,000	29,698,283
5.15%, 01/09/08	5,000,000	4,994,278
5.05%, 01/16/08	17,000,000	16,964,229
4.82%, 01/17/08	10,000,000	9,978,578
4.68%, 01/28/08	5,000,000	4,982,450
John Deere Capital Corp.,
4.55%, 02/08/08	32,300,000	32,148,037
JP Morgan Chase & Co.,
5.04%, 03/07/08	30,000,000	29,722,800
Private Export Funding Corp,
4.25%, 01/30/08	1,490,000	1,484,899
Prudential Funding
4.50%, 01/25/08	40,000,000	39,880,000
4.65%, 01/31/08	10,000,000	9,961,250
4.32%, 02/05/08	5,000,000	4,979,000
Rabobank USA Finance Corp.
5.00%, 01/08/08	10,000,000	9,990,278
4.24%, 01/11/08	2,374,000	2,371,197
4.89%, 01/28/08	15,000,000	14,944,987
4.72%, 03/12/08	10,000,000	9,906,911

		351,724,990

Food-Diversified (4.7%)
Campbell Soup Co.,
4.46%, 01/08/08 (b) (c)	35,000,000	34,969,647
Nestle Finance France SA
4.27%, 01/25/08	13,367,000	13,328,948
4.51%, 02/06/08	10,000,000	9,954,900
4.27%, 02/14/08	16,230,000	16,145,450
Sysco Corp. (b) (c)
4.25%, 01/07/08	25,000,000	24,982,292
4.26%, 02/26/08	10,000,000	9,933,733

		109,314,970

Industrial Machinery & Equipment (3.0%)
Caterpillar Financial Services Corp.,
4.25%, 01/07/08	35,000,000	34,975,208
Illinois Tool Works Inc.,
4.00%, 01/02/08	35,000,000	34,996,111

		69,971,319

Insurance (5.5%)
AIG Funding,
4.87%, 01/15/08	12,456,000	12,432,410
Allianz Finance Corp.,
5.02%, 01/16/08	40,000,000	39,916,333
New York Life Capital Corp. (c)
4.25%, 02/01/08	1,922,000	1,914,966
4.26%, 02/08/08	35,000,000	34,842,617
4.20%, 03/04/08	3,013,000	2,990,854

10 Annual Report 2007

Commercial Paper (continued)

	Principal
	Amount	Value

Insurance (continued)
Pacific Life Insurance,
4.26%, 01/10/08 (b) (c)	$35,000,000	$34,962,725

		127,059,905

Motor Vehicle Parts and Accessories (3.6%)
Harley-Davidson Funding Corp.
4.50%, 01/28/08	11,700,000	11,660,512
4.52%, 02/05/08	10,000,000	9,956,056
Toyota Motor Credit Corp.
5.20%, 02/04/08	11,250,000	11,194,750
5.20%, 02/07/08	15,000,000	14,919,833
5.20%, 02/08/08	21,689,000	21,569,951
5.20%, 02/11/08	15,000,000	14,911,167

		84,212,269

Oil & Gas (1.1%) (b) (c)
ConocoPhillips
4.35%, 02/05/08	11,620,000	11,570,857
4.34%, 03/06/08	15,000,000	14,882,458

		26,453,315

Personal Credit Institutions (4.1%)
General Electric Capital Corp.
5.10%, 02/15/08	18,000,000	17,885,250
4.80%, 03/28/08	22,000,000	21,744,800
5.15%, 04/08/08	15,362,000	15,146,843
4.80%, 04/15/08	15,000,000	14,790,000
HBOS Treasury Services,
5.24%, 11/07/08 (a)	10,000,000	10,000,000
HSBC Personal Credit Institute,
5.30%, 02/08/08	15,000,000	14,916,083

		94,482,976

Short-Term Business Credit (2.8%)
American Express Credit Corp.
4.33%, 01/25/08	55,000,000	54,841,367
4.28%, 02/08/08	10,000,000	9,954,822

		64,796,189

Telecommunications (1.5%) (b) (c)
Telstra Corp.
4.43%, 02/13/08	25,000,000	24,867,715
4.35%, 03/12/08	10,000,000	9,914,209

		34,781,924

Transportation (0.6%)
NetJets, Inc.,
4.25%, 01/10/08	14,905,000	14,889,163

Total Commercial Paper		1,525,456,624

Corporate Bonds (11.6%)

Banks — Domestic (1.4%) (a)
Wachovia Corp.,
4.91%, 10/28/08	15,000,000	14,990,855
Wells Fargo & Co.
5.26%, 01/02/08	17,000,000	17,000,000

		31,990,855

Banks — Foreign (1.8%) (a)
Bank Of Ireland,
4.86%, 11/14/08	20,000,000	20,000,000
Kommunalkredit Austria,
4.80%, 11/21/08 (b)	22,500,000	22,500,000

		42,500,000

Banks — Mortgage (0.6%) (a) (b)
Northern Rock PLC,
5.24%, 10/08/08	12,500,000	12,500,000

Insurance (1.6%) (a)
Allstate Life Global Funding (b)
5.31%, 11/07/08	15,000,000	15,000,000
4.90%, 11/27/08	12,500,000	12,500,000

Lloyds TSB Group PLC,
5.11%, 11/06/08	10,000,000	10,000,000

		37,500,000

Motor Vehicle Parts and Accessories (1.5%) (a) (b)
American Honda Finance,
4.87%, 08/06/08	35,000,000	35,000,000

Security Brokers & Dealers (4.7%)
Bear Stearns Cos., Inc.,
5.09%, 08/14/08 (a)	20,000,000	20,000,000
Goldman Sachs Group, Inc.
5.42%, 06/04/08	30,000,000	30,000,000

5.08%, 11/24/08 (a) (c)	30,000,000	30,000,000
Morgan Stanley Dean Witter,
5.35%, 12/03/08 (a)	30,000,000	30,000,000

		110,000,000

Total Corporate Bonds		269,490,855

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Money Market Fund (Continued)

Collateralized Debt Obligation (0.6%) (a)

	Shares or
	Principal Amount	Value

Consumer Finance (0.6%)
Commodore I Ltd.,
5.78%, 06/12/08	$14,313,794	$14,313,794

Government Mortgage Backed Agencies (7.8%)
U.S. Government Agencies (7.8%)
Federal Home Loan Bank
4.25%, 01/22/08 - 01/29/08	12,061,000	12,022,834
4.29%, 01/28/08	10,000,000	9,967,818
4.29%, 02/27/08	24,000,000	23,836,980
4.50%, 11/07/08	20,000,000	20,000,000
Federal Home Loan Mortgage Corp.
3.80%, 01/10/08	13,195,000	13,182,465
4.31%, 01/14/08	5,250,000	5,241,829
4.30%, 01/25/08	10,000,000	9,971,333
4.28%, 01/30/08	23,030,000	22,949,873
Federal National Mortgage Assoc.
4.22%, 01/04/08	15,000,000	14,994,725
4.30%, 01/22/08	20,000,000	19,949,833
4.29%, 01/24/08	5,000,000	4,986,296
4.21%, 01/28/08	25,000,000	24,921,063

Total Government Mortgage Backed Agencies		182,025,049

Municipal Bond (1.7%) (a)
Florida (1.7%)
Florida Hurricane Catastrophe,
5.24%, 11/14/08	40,000,000	40,000,000

U.S. Treasury Bills,
3.00%, 03/20/08	25,000,000	24,836,514

Total Investments
(Cost $2,324,281,601) (e) — 99.8%		2,324,281,601
Other assets in excess of liabilities 0.2%		3,962,713

NET ASSETS — 100.0%		$2,328,244,314

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2007. The maturity date represents the actual maturity date.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	Restricted securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	The rate reflected in the Statement of Investments is the effective yield as of December 31, 2007.

(e)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

DE	Germany

See notes to financial statements.

12 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Money Market Fund

Assets:
Investments, at value (cost $2,324,281,601)	$2,324,281,601
Cash	467
Interest and dividends receivable	6,033,438
Receivable for capital shares issued	3,260,039
Prepaid expenses and other assets	5,506

Total Assets	2,333,581,051

Liabilities:
Payable for capital shares redeemed	3,572,180
Accrued expenses and other payables:
Investment advisory fees	750,604
Fund administration and transfer agent fees	130,258
Administrative servicing fees	774,232
Compliance program costs	9,750
Other	99,713

Total Liabilities	5,336,737

Net Assets	$2,328,244,314

Represented by:
Capital	$2,328,273,043
Accumulated net investment income	—
Accumulated net realized losses from investment transactions	(28,729)

Net Assets	$2,328,244,314

Net Assets:
Class I Shares	$1,555,557,742
Class IV Shares	78,295,421
Class V Shares	511,681,426
Class ID Shares	182,709,725

Total	$2,328,244,314

Shares outstanding (unlimited number of shares authorized):
Class I Shares	1,555,579,410
Class IV Shares	78,297,286
Class V Shares	511,690,639
Class ID Shares	182,709,349

Total	2,328,276,684

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class ID Shares	$1.00

See accompanying notes to financial statements.

2007 Annual Report 13

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Money Market Fund

INVESTMENT INCOME:
Interest income	$108,675,355
Dividend income	281,035

Total Income	108,956,390

Expenses:
Investment advisory fees	7,959,586
Fund administration and transfer agent fees	1,083,309
Administrative servicing fees Class I Shares	2,488,952
Administrative servicing fees Class IV Shares	118,996
Administrative services fees Class V Shares	508,729
Custodian fees	61,713
Trustee fees	97,620
Compliance program costs (Note 3)	6,222
Other	269,518

Total expenses before earnings credit and expenses waived	12,594,645
Expenses waived or reimbursed	(89,226)
Earnings credit (Note 4)	(29,444)

Net Expenses	12,475,975

Net Investment Income	96,480,415

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses on investment transactions	(5,436,557)
Net increase from payment by advisor (Note 3)	5,441,406

Net realized/unrealized gains on investment transactions	4,849

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$96,485,264

See accompanying notes to financial statements.

14 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide NVIT Money Market Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$96,480,415	$79,353,000
Net realized gains on investment transactions	4,849	15

Change in net assets resulting from operations	96,485,264	793,353,015

Distributions to shareholders from:
Net investment income:
Class I	(66,240,532)	(57,465,795)
Class IV	(3,770,906)	(3,724,711)
Class V	(22,994,315)	(17,682,448)
Class ID	(3,459,919)	(494,789	)(a)

Change in net assets from shareholder distributions	(96,465,672)	(79,367,743)

Change in net assets from capital transactions	500,111,250	261,739,126

Change in net assets	500,130,842	261,724,398
Net Assets:
Beginning of period	1,828,113,472	1,566,389,074

End of period	$2,328,244,314	$1,828,113,472

Accumulated net investment loss at end of period	$–	$(14,737)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,107,878,063	$849,969,459
Dividends reinvested	66,239,341	57,465,861
Cost of shares redeemed	(888,073,454)	(811,225,710)

	286,043,950	96,209,610

Class IV Shares
Proceeds from shares issued	33,066,824	37,913,703
Dividends reinvested	3,770,900	3,724,652
Cost of shares redeemed	(35,515,911)	(38,780,208)

	1,321,813	2,858,147

Class V Shares
Proceeds from shares issued	351,673,311	453,551,157
Dividends reinvested	22,994,314	17,682,446
Cost of shares redeemed	(329,183,182)	(324,010,539)

	45,484,443	147,223,064

Class ID Shares
Proceeds from shares issued	165,733,606	18,385,037	(a)
Dividends reinvested	3,459,926	494,684	(a)
Cost of shares redeemed	(1,932,488)	(3,431,416	)(a)

	167,261,044	15,448,305

Change in net assets from capital transactions	$500,111,250	$261,739,126

See accompanying notes to financial statements.

2007 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Money Market Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	1,107,878,063	849,969,458
Reinvested	66,239,341	57,465,861
Redeemed	(888,073,454)	(811,225,710)

	286,043,950	96,209,609

Class IV Shares
Issued	33,066,824	37,913,703
Reinvested	3,770,900	3,724,652
Redeemed	(35,515,911)	(38,780,208)

	1,321,813	2,858,147

Class V Shares
Issued	351,673,311	453,551,157
Reinvested	22,994,314	17,682,446
Redeemed	(329,183,182)	(324,010,539)

	45,484,443	147,223,064

Class ID Shares
Issued	165,733,607	18,385,037	(a)
Reinvested	3,459,926	494,684	(a)
Redeemed	(1,932,489)	(3,431,416	)(a)

	167,261,044	15,448,305

Total change in shares	500,111,250	261,739,125

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

16 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Money Market Fund

		Investment Activities				Distributions

	Net Asset			Total
	Value,	Net		from		Net		Capital		Net Asset
	Beginning	Investment		Investment		Investment	Total	Contributions		Value, End
	of Period	Income		Activities		Income	Distributions	from Advisor		of Period

Class I Shares
Year ended December 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	–		$1.00
Year ended December 31, 2004	$1.00	0.01		0.01		(0.01)	(0.01)	–		$1.00
Year ended December 31, 2005	$1.00	0.03		0.03		(0.03)	(0.03)	–		$1.00
Year ended December 31, 2006	$1.00	0.04		0.04		(0.04)	(0.04)	–		$1.00
Year ended December 31, 2007	$1.00	0.05		0.05		(0.05)	(0.05)	–(f	)	$1.00
Class IV Shares
Period ended December 31, 2003 (e)	$1.00	–(f	)	–(f	)	–(f )	–(f )	–		$1.00
Year ended December 31, 2004	$1.00	0.01		0.01		(0.01)	(0.01)	–		$1.00
Year ended December 31, 2005	$1.00	0.03		0.03		(0.03)	(0.03)	–		$1.00
Year ended December 31, 2006	$1.00	0.05		0.05		(0.05)	(0.05)	–		$1.00
Year ended December 31, 2007	$1.00	0.05		0.05		(0.05)	(0.05)	–(f	)	$1.00
Class V Shares
Year ended December 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	–		$1.00
Year ended December 31, 2004	$1.00	0.01		0.01		(0.01)	(0.01)	–		$1.00
Year ended December 31, 2005	$1.00	0.03		0.03		(0.03)	(0.03)	–		$1.00
Year ended December 31, 2006	$1.00	0.05		0.05		(0.05)	(0.05)	–		$1.00
Year ended December 31, 2007	$1.00	0.05		0.05		(0.05)	(0.05)	–(f	)	$1.00
Class ID Shares
Period ended December 31, 2006 (g)	$1.00	0.03		0.03		(0.03)	(0.03)	–		$1.00
Year ended December 31, 2007	$1.00	0.05		0.05		(0.05)	(0.05)	–(f	)	$1.00

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratios/Supplemental Data
							Ratio of Net
						Ratio of	Investment
				Ratio of	Ratio of Net	Expenses	Income
			Net Assets	Expenses to	Investment	(Prior to	(Prior to
			at End of	Average	Income	Reimbursements)	Reimbursements)
	Total		Period	Net	to Average	to Average	to Average
	Return (a)		(000s)	Assets (b)	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)

Class I Shares
Year ended December 31, 2003	0.63%		$1,573,895	0.63%	0.63%	(d)	(d)
Year ended December 31, 2004	0.81%		$1,223,530	0.62%	0.79%	(d)	(d)
Year ended December 31, 2005	2.67%		$1,173,301	0.65%	2.63%	(d)	(d)
Year ended December 31, 2006	4.53%		$1,269,500	0.64%	4.46%	(d)	(d)
Year ended December 31, 2007	4.79%	(h)	$1,555,558	0.64%	4.69%	0.64%	4.69%
Class IV Shares
Period ended December 31, 2003 (e)	0.46%		$103,515	0.50%	0.67%	0.63%	0.55%
Year ended December 31, 2004	0.94%		$84,415	0.50%	0.91%	0.62%	0.79%
Year ended December 31, 2005	2.82%		$74,115	0.50%	2.76%	0.65%	2.62%
Year ended December 31, 2006	4.67%		$76,973	0.50%	4.58%	0.64%	4.44%
Year ended December 31, 2007	4.94%	(h)	$78,295	0.50%	4.83%	0.62%	4.72%
Class V Shares
Year ended December 31, 2003	0.71%		$365,299	0.55%	0.70%	(d)	(d)
Year ended December 31, 2004	0.89%		$479,706	0.55%	0.92%	(d)	(d)
Year ended December 31, 2005	2.75%		$318,973	0.57%	2.69%	(d)	(d)
Year ended December 31, 2006	4.61%		$466,192	0.56%	4.56%	(d)	(d)
Year ended December 31, 2007	4.87%	(h)	$511,681	0.57%	4.76%	0.57%	4.76%
Class ID Shares
Period ended December 31, 2006 (g)	3.26%		$15,448	0.48%	4.81%	(d)	(d)
Year ended December 31, 2007	4.97%	(h)	$182,710	0.45%	4.79%	0.45%	4.79%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	There were no fee waivers/reimbursements during the period.
(e)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(f)	The amount is less than $0.005 per share.
(g)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(h)	Includes payment from the Investment Adviser which increased the total return by 0.25%.(Note 3)

See accompanying notes to financial statements.

2007 Annual Report 17

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Money Market Fund (the “Fund”) (formerly “Gartmore GVIT Money Market Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Investments of the Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Trust’s Board of Trustees (“Board of Trustees”) has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/

18 Annual Report 2007

Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared daily and paid monthly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule for the year ended December 31, 2007:

Schedule	Fees

Up to $1 billion	0.40%

$1 billion up to $2 billion	0.38%

$2 billion up to $5 billion	0.36%

$5 billion or more	0.34%

Effective May 1, 2007, NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses (excluding any taxes, interest, brokerage fees, short-sale dividend expenses, other expenses which are capitalized in accordance with GAAP and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.50% for Class IV shares until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of December 31, 2007, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA would be:

Amount	Amount	Amount
Fiscal Year	Fiscal Year	Fiscal Year
2005	2006	2007

$119,939	$112,415	$89,226

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”)(formerly, “Gartmore Investor Services, Inc.”(“GISI”)) a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS),, provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of the Fund and are paid to NFM.

20 Annual Report 2007

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25%, 0.20% and 0.10% of the average daily net assets of Class I, Class IV, and Class V shares, respectively, of the Fund.

For the year ended December 31, 2007, NFS received $4,905,064 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2007, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such cost amounted to $6,222.

On November 2, 2007, Nationwide Mutual Insurance Company (“NMIC”) purchased several structured investment vehicle notes from the Nationwide NVIT Money Market Fund. These notes were purchased at a price equal to the notes’ amortized cost including accrued interest totaling $118,730,058, of which $5,441,406 was a contribution from NMIC representing the amount in excess of the estimated value of the notes determined in good faith.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007. There are four (4) other Lenders participating in this arrangement.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair

22 Annual Report 2007

value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$96,480,409	$–	$96,480,409	$–	$96,480,409

2006	$79,353,006	$–	$79,353,006	$–	$79,353,006

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$–	$–	$–	$–	$(28,729)	$–	$(28,729)

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$2,324,281,601	$–	$–	$–

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires

$28,729	2011

2007 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Money Market Fund (formerly Gartmore GVIT Money Market Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

24 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 25

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

26 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 27

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28 Annual Report 2007

Nationwide NVIT Money Market Fund II
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NAT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Money Market Fund II

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Money Market Fund II (Class I at NAV) returned 4.25% versus 5.36% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds (consisting of 107 funds as of Dec. 31, 2007) was 4.78% for the same period.

Can you describe the market environment during the reporting period?

The first half of 2007 saw some hints of a slowing economy but, overall, economists and analysts were predicting that the U.S. economy would likely expand at a moderate pace. This view, however, quickly changed. Financial markets were extremely volatile during the second half of the year. For the fixed-income markets, liquidity became the main driver of volatility. Questions about the stability of the subprime mortgage market began in August and quickly spread to other asset classes. Prompted by concerns relating to the economic outlook, the Federal Reserve Board lowered the federal funds rate during its September, October and December Federal Open Market Committee (FOMC) meetings. The cumulative effect of these actions reduced the rate from 5.25% to 4.25% by year-end.

What areas of investment provided the most positive relative returns for the Fund?

In general, bank names and names of smaller issuers offered more competitive returns for the Fund.

What areas detracted from Fund performance?

As stated earlier, liquidity became a primary factor in the markets and, as a result, affected the types of investments that were selected for the Fund. Highly liquid issues were chosen over other issues that might have garnered higher yields. This strategy was maintained for the last several months of the reporting period due to ongoing liquidity concerns.

What is your outlook for the near term?

The same themes are expected to continue in the financial markets for the next several months, with continued concerns about liquidity and credit. The Federal Reserve is expected to lower interest rates further in order to combat any further deterioration in the economy. We continue to work closely with our credit research department, which approves all names prior to investment. In addition, the research area monitors all credits on an ongoing basis.

Portfolio Manager:

Karen Mader

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is an affiliate of Nationwide Asset Management, LLC.

2007 Annual Report 5

Nationwide NVIT Money Market II Fund
Fund Performance

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I	4.25%	2.23%	1.93%	1.01%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on October 2, 2001.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Money Market Fund II, the iMoneyNet First Tier Retail Index (iMoneyNet First Tier Retail)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet First Tier Retail is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide NVIT Money Market Fund II
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses	Expense
					Paid	Ratio
			Beginning	Ending	During	During
			Account	Account	Period ($)	Period (%)
Nationwide NVIT Money			Value ($)	Value ($)	07/01/07 -	07/01/07 -
Market Fund II			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual	[b]	1,000.00	1,000.00	4.84	0.96
	Hypothetical	[c]	1,000.00	1,020.37	4.89	0.96

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	The Money Market Fund II shares have no class designation.

[c]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Portfolio Summary	Nationwide NVIT Money Market Fund II
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Commercial Paper	90.2%
Asset-Backed Commercial Paper	5.5%
Other assets in excess of liabilities	4.3%

100.0%

Top Custom Industries

Personal Credit Institutions	14.5%
Financial Services	14.1%
U.S. Government Agencies	13.6%
Banks — Foreign	9.3%
Diversified Manufacturing	8.1%
Banks — Domestic	6.8%
Asset-Backed — Trade & Term Receivables	5.5%
Household Products	3.6%
Industrial Machinery & Equipment	3.6%
Malt Beverages	3.6%
Other	17.3%

100.0%

Top Holdings

Caterpillar Financial Services Corp., 3.50%, 01/02/08	3.6%
Colgate-Palmolive Co., 3.50%, 01/02/08	3.6%
Honeywell International, 3.50%, 01/02/08	3.6%
Societe Generale North America, 3.60%, 01/02/08	3.6%
Rabobank U.S.A. Finance Corp., 4.44%, 01/02/08	3.6%
Illinois Tool Works Inc., 4.00%, 01/02/08	3.6%
Falcon Asset Securitization Corp., 5.00%, 01/02/08	3.6%
U.S. Treasury Bills, 1.50%, 01/10/08	3.6%
Anheuser-Busch, 3.75%, 01/02/08	3.6%
Nestle Finance France SA, 3.49%, 01/07/08	3.5%
Other	64.1%

100.0%

8 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Money Market Fund II

Asset-Backed Commercial Paper (5.5%)

	Shares or
	Principal Amount	Value

Asset-Backed — Trade & Term Receivables (5.5%)(c)(d)
Falcon Asset Securitization Corp., 5.00%, 01/02/08	$9,700,000	$9,698,730
Old Line Funding Corp.,
5.50%, 01/09/08	5,000,000	4,993,889

Total Asset-Backed Commercial Paper		14,692,619

Commercial Paper (90.2%) (b)

Agricultural Services (2.2%) (c) (d)
Cargill Inc.,
5.00%, 01/02/08	6,000,000	5,999,167

Banks — Domestic (6.8%)
Citigroup Funding,
4.75%, 01/09/08	5,000,000	4,994,722
State Street Corp.,
4.30%, 01/02/08	8,000,000	7,999,045
Wells Fargo & Co.,
4.25%, 01/07/08	5,000,000	4,996,458

		17,990,225

Banks — Foreign (9.3%)
Abbey National North America LLC,
4.61%, 01/04/08	5,000,000	4,998,079
Calyon North America,
4.82%, 01/02/08	5,000,000	4,999,331
National Australia Funding,
4.25%, 01/03/08 (c) (d)	5,000,000	4,998,819
Societe Generale North America,
3.60%, 01/02/08	9,700,000	9,699,030

		24,695,259

Chemicals-Diversified (3.0%) (c) (d)
Air Products & Chemicals
4.20%, 01/03/08	2,975,000	2,974,306
4.25%, 01/04/08	5,000,000	4,998,229

		7,972,535

Diversified Manufacturing (8.1%)
Danaher Corp. (c) (d)
4.25%, 01/02/08	3,000,000	2,999,646
4.25%, 01/08/08	6,000,000	5,994,960
Honeywell International,
3.50%, 01/02/08 (c) (d)	9,700,000	9,699,057
Parker Hannifin Corp.,
4.15%, 01/09/08 (c) (d)	2,800,000	2,797,418

		21,491,081

Financial Services (14.1%)
American Express Credit Corp.
4.20%, 01/11/08	6,000,000	5,993,000
4.25%, 01/15/08	3,000,000	2,995,042
Nestle Finance France SA,
3.49%, 01/07/08 (c) (d)	9,200,000	9,194,649
Prudential Funding
4.20%, 01/03/08	5,000,000	4,998,833
4.12%, 01/15/08	4,700,000	4,692,469
Rabobank U.S.A. Finance Corp.,
4.44%, 01/02/08	9,700,000	9,698,952

		37,572,945

Food-Diversified (3.0% )(c) (d)
Campbell Soup Co.,
4.45%, 01/08/08	7,915,000	7,908,140

Groceries and Related Products (2.9%)
Sysco Corp.,
3.50%, 01/02/08	7,734,000	7,733,248

Household Products (3.6%) (c) (d)
Colgate-Palmolive Co.,
3.50%, 01/02/08	9,700,000	9,699,057

Industrial Machinery & Equipment (3.6%)
Illinois Tool Works Inc.,
4.00%, 01/02/08	9,700,000	9,698,922

Malt Beverages (3.6%)
Anheuser-Busch,
3.75%, 01/02/08	9,500,000	9,499,010

Oil & Gas (1.9%) (c) (d)
ConocoPhillips,
4.26%, 01/04/08	5,000,000	4,998,225

Personal Credit Institutions (14.5%)
American Honda Finance Corp.,
4.24%, 01/09/08	3,000,000	2,997,173
Caterpillar Financial Services Corp.,
3.50%, 01/02/08	9,700,000	9,699,057
General Electric Capital Corp.
4.10%, 01/07/08	4,000,000	3,997,267
4.18%, 01/08/08	5,000,000	4,995,936
ING U.S. Funding,
4.48%, 01/14/08	8,000,000	7,987,058

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Money Market Fund II (Continued)

Commercial Paper (continued)

	Shares or
	Principal Amount	Value

Personal Credit Institutions (continued)
Toyota Motor Credit Corp.
4.12%, 01/07/08	$3,000,000	$2,997,940
4.18%, 01/09/08	6,000,000	5,994,426

		38,668,857

U.S. Government Sponsored and Agency Obligations (13.6%)
Federal Home Loan Bank
4.24%, 01/03/08	6,000,000	5,998,586
4.05%, 01/09/08	2,000,000	1,998,200
Federal Home Loan Mortgage Corp.
4.20%, 01/03/08	3,865,000	3,864,098
4.05%, 01/09/08	5,000,000	4,995,500
Federal National Mortgage Assoc.
4.27%, 01/03/08	5,000,000	4,998,814
4.10%, 01/09/08	4,700,000	4,695,718
U.S. Treasury Bills, 1.50%,
01/10/08	9,700,000	9,696,362

		36,247,278

Total Commercial Paper		240,173,949

Total Investments
(Cost $254,866,568) (a) — 95.7%		254,866,568
Other assets in excess of liabilities — 4.3%		11,424,024

NET ASSETS — 100.0%		$266,290,592

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	The rate reflected in the Statement of Investments is the effective yield as of December 31, 2007.

(c)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(d)	Restricted securities issued pursuant to Section 4(2) of the Securities Act of the 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees

See accompanying notes to financial statements.

10 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Money
Market Fund II

Assets:
Investments, at value (cost $254,866,568)	$254,866,568
Cash	236
Receivable for capital shares issued	11,629,036

Total Assets	266,495,840

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	109,962
Distribution fees	54,981
Administrative servicing fees	11,865
Other	28,440

Total Liabilities	205,248

Net Assets	$266,290,592

Represented by:
Capital	$266,287,311
Accumulated net investment income	3,281
Accumulated net realized losses from investment transactions	–

Net Assets	$266,290,592

Shares outstanding (unlimited number of shares authorized):	266,287,312

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):	$1.00

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Money
Market Fund II

INVESTMENT INCOME:
Interest income	$13,520,309
Dividend income	306,158

Total Income	13,826,467

Expenses:
Investment advisory fees	1,344,079
Fund administration and transfer agent fees	127,294
Distribution fees	672,039
Administrative servicing fees	375,523
Other	76,703

Total expenses before earnings credit	2,595,638

Earnings credit (Note 5)	(5,071)
Net Expenses	2,590,567

Net Investment Income	11,235,900

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	993

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,236,893

See accompanying notes to financial statements.

12 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide NVIT Money Market Fund II
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$11,235,900	$12,538,719
Net realized gains (losses) on investment transactions	993	(43)

Change in net assets resulting from operations	11,236,893	12,538,676

Distributions to shareholders from:
Net investment income	(11,235,900)	(12,538,719)

Change in net assets from capital transactions	34,145,524	(28,412,429)

Change in net assets	34,146,517	(28,412,472)
Net Assets:
Beginning of period	232,144,075	260,556,547

End of period	$266,290,592	$232,144,075

Accumulated net investment income at end of period	$3,281	$2,332

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,906,780,666	$1,404,717,440
Dividends reinvested	11,235,900	12,538,356
Cost of shares redeemed	(1,883,871,042)	(1,445,668,225)

Change in net assets from capital transactions	$34,145,524	$(28,412,431)

SHARE TRANSACTIONS:
Issued	1,906,780,666	1,404,717,424
Reinvested	11,235,902	12,538,356
Redeemed	(1,883,871,042)	(1,445,668,211)

Total change in shares	34,145,526	(28,412,431)

See accompanying notes to financial statements.

2007 Annual Report 13

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Money Market Fund II

		Investment Activities				Distributions

	Net Asset			Total
	Value,	Net		from		Net
	Beginning	Investment		Investment		Investment	Total
	of Period	Income		Activities		Income	Distributions

Year ended December 31, 2003	$1.00	—(c	)	—(c	)	—(c )	—(c )
Year ended December 31, 2004	$1.00	—(c	)	—(c	)	—(c )	—(c )
Year ended December 31, 2005	$1.00	0.20		0.02		(0.02)	(0.02)
Year ended December 31, 2006	$1.00	0.04		0.04		(0.04)	(0.04)
Year ended December 31, 2007	$1.00	0.04		0.04		(0.04)	(0.04)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratios/Supplemental Data
							Ratio of Net
					Ratio of Net	Ratio of	Investment
				Ratio of	Investment	Expenses	Income
			Net Assets	Expenses to	Income	(Prior to	(Prior to
	Net Asset		at End of	Average	to Average	Reimbursements)	Reimbursements)
	Value, End	Total	Period	Net	Net	to Average	to Average
	of Period	Return	(000s)	Assets	Assets	Net Assets (a)	Net Assets (a)

Year ended December 31, 2003	$1.00	0.18%	$147,736	0.95%	0.17%	0.99%	0.13%
Year ended December 31, 2004	$1.00	0.41%	$192,820	0.96%	0.43%	0.99%	0.40%
Year ended December 31, 2005	$1.00	2.26%	$260,557	1.01%	2.24%	(b)	(b)
Year ended December 31, 2006	$1.00	4.11%	$232,144	1.01%	4.06%	(b)	(b)
Year ended December 31, 2007	$1.00	4.25%	$266,291	0.96%	4.18%	(b)	(b)

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	There were no fee reductions during the period.
(c)	The amount is less than $0.005 per share.

See accompanying notes to financial statements.

14 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Money Market Fund II (the “Fund”) (formerly “Gartmore GVIT Money Market II Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Investments of the Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Trust’s Board of Trustees (“Board of Trustees”) has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/

2007 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2007

Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(d)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared daily and paid monthly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust”) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS.

16 Annual Report 2007

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule for the year ending December 31, 2007:

Fee Schedule	Fees

Up to $1 billion	0.50%

$1 billion up to $2 billion	0.48%

$2 billion up to $5 billion	0.46%

$5 billion or more	0.44%

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”(“GISI”)) a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned security of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc.”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the shares of the Fund. NFD is a majority-owned subsidiary of NFSDI. These fees are based on average daily net assets of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Fund.

For the year ended December 31, 2007, NFS received $873,473 in Administrative Services Fees from the Fund.

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2007, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion as such costs amounted to $1,921.

4. Investment Transactions

For the year ended December 31, 2007, the Fund had short-term purchases of $171,090,852 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

18 Annual Report 2007

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$11,235,900	$–	$11,235,900	$–	$11,235,900

2006	$12,326,062	$–	$12,326,062	$–	$12,326,062

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$3,281	$–	$3,281	$–	$–	$–	$3,281

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$254,866,568	$–	$–	$–

20 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Money Market Fund II (formerly Gartmore GVIT Money Market Fund II) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 21

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

22 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 23

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

24 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 25

JP Morgan NVIT Balanced Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
33	Financial Highlights
34	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-FHIB (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

JP Morgan NVIT Balanced Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the JPMorgan NVIT Balanced Fund (Class I at NAV) returned 4.63% versus 6.22% for its benchmark, a blend of 60% Standard & Poor’s 500® (S&P 500) Index and 40% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 127 funds as of Dec. 31, 2007) was 6.15% for the same period.

Can you describe the market environment during the reporting period?

Investor nervousness became widespread in late 2007 as risk aversion reappeared. Investors feared not only a severe U.S. recession but also became instant experts on subprime mortgages, structured investment vehicles (SIVs) and collateralized debt obligations (CDOs). Conventional wisdom states that banks announce all the bad news at year-end, so Wall Street analysts attempted to mark down fourth-quarter estimates for reserve-building and year-end write-downs (the reduction of the book value of assets that are overvalued compared to their market value), at the same time moderately trimming 2008 numbers. The unwinding of derivatives was virtually unprecedented. Hard-to-value Level III assets (the ones “marked to model”) in some cases amount to more than twice their balance-sheet equity. The yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds)was steeper, but nowhere near the 2% to 3% spread between Treasury bills and 10-year U.S. Treasuries that helped banks rebuild capital in the early 1990s.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited from asset allocation during the reporting period. Strong stock selection in the basic materials and telecommunications sectors drove Fund performance on the domestic equity side. At the stock level, Fund overweights in McDonald’s Corp., Merck & Co., Inc. and Southern Copper Corp. contributed to performance. An underweight by the Fund in Citigroup Inc. and Comcast Corp. also helped Fund returns.

What areas detracted from Fund performance?

Security selection detracted from performance during the reporting period. On the domestic equity side, notable detractors included stock selection in the insurance and capital markets sectors. At the stock level, overweights in Ambac Financial Group, Inc.; MBIA Inc.; and Merrill Lynch & Co., Inc. detracted from Fund performance. In addition, an underweight in Google Inc. hurt Fund returns.

The second half of the year negatively affected the previously strong performance of the Fund’s fixed-income allocation. Key drivers of underperformance were allocations to emerging market debt and short-term paper, which hurt the Fund in the aftermath of last summer’s credit crunch. A financial sector overweight in investment-grade corporate bonds also detracted from Fund performance.

What is your outlook for the near term?

We foresee the Federal Reserve Board lowering the federal funds rate to 3.00% at the end of January 2008 and maintaining friendly language until either growth prospects improve or labor market data change materially. With weaker-than-expected labor market conditions, the Federal Reserve can reasonably forecast a tempering of inflation in the intermediate term. Fourth-quarter 2007 gross domestic product (GDP) should come in at 2.5%, boosted by still-solid growth in consumer spending, continued strength in net exports and strong government spending. Residential investment is expected to fall significantly further, and business investment should soften.

Subadviser:

JPMorgan Investment Management Inc.

Portfolio Managers:

Patrick Jakobson, Anne Lester and Michael Fredericks

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with JPMorgan Investment Management Inc.

2007 Annual Report 5

Fund Performance	JP Morgan NVIT Balanced Fund

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I [2]	4.63%	9.12%	3.56%	1.01%

Class IV [3]	4.65%	9.17%	3.59%	1.01%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns, until the creation of the Class IV shares (April 28, 2003), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because all classes of shares invest in the same portfolio of securities.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the JP Morgan NVIT Balanced Fund, J.P. Morgan NVIT Balanced Composite Index (Composite)(a), Standard & Poor’s 500 Index (S&P 500)(b), Lehman Brothers U.S. Aggregate Bond Index (LB Aggregate Bond)(c) and the Consumer Price Index (CPI)(d) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (60%) and the LB Aggregate Bond (40%).

(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	LB Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Shareholder

Expense Example	JP Morgan NVIT Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expense shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During	During
			Account	Account	Period ($)	Period (%)
			Value ($)	Value ($)	07/01/07 -	07/01/07 -
JP Morgan NVIT Balanced Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	996.70	5.23	1.04
	Hypothetical	[b]	1,000.00	1,019.96	5.30	1.04

Class IV	Actual		1,000.00	996.90	5.08	1.01
	Hypothetical	[b]	1,000.00	1,020.11	5.14	1.01

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Portfolio Summary	JP Morgan NVIT Balanced Fund

December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	60.9%
Mortgage-Backed Obligations	17.9%
U.S. Government Sponsored & Agency Obligations	7.1%
Corporate Bonds	6.6%
Asset-Backed Securities	5.3%
Mutual Funds	4.8%
Commercial Paper	4.3%
Collateralized Mortgage Obligations	1.6%
U.S. Government Agency Long-Term Obligations	1.1%
Commercial Mortgage Backed Securities	1.1%
Sovereign Bonds	1.0%
Options Purchased	0.0%
Liabilities in excess of other assets	-11.7%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	6.4%
Money Market Funds	4.8%
Pharmaceuticals	4.0%
Commercial Banks	3.0%
Insurance	3.0%
Capital Markets	2.5%
Computers & Peripherals	2.4%
Diversified Telecommunication Services	2.4%
Diversified Financial Services	2.3%
Other Financial	2.3%
Other	66.9%

100.0%

Top Holdings

AIM Liquid Assets Portfolio, 4.73%, 04/01/42	4.8%
U.S. Treasury Bills, 3.17%, 05/15/08	2.8%
U.S. Treasury Bills, 2.96%, 03/06/08	2.5%
Federal National Mortgage Association TBA, 5.00%, 01/15/37	2.5%
Federal National Mortgage Association TBA, 6.00%, 01/15/38	1.9%
Exxon Mobil Corp.	1.8%
Federal National Mortgage Association, 7.00%, 04/01/37	1.6%
Federal National Mortgage Association TBA, 5.00%, 01/15/22	1.5%
Federal Home Loan Mortgage Corporation, 5.50%, 12/01/36	1.3%
AT&T, Inc.	1.2%
Other	78.1%

100.0%

Country Diversification

United States	99.1%
United Kingdom	2.3%
Japan	1.7%
Bermuda	1.2%
Germany	1.0%
France	0.9%
Australia	0.5%
Switzerland	0.5%
Netherlands Antilles	0.5%
Italy	0.3%
Other	-8.0%

100.0%

8 Annual Report 2007

Statement of Investments
December 31, 2007

JP Morgan NVIT Balanced Fund

Common Stocks (60.9%)

	Shares or
	Principal Amount	Value

AUSTRALIA (0.4%)
Airline (0.1%) (a)
Qantas Airways Ltd.	21,745	$103,289

Capital Markets (0.1%)
Macquarie Group Ltd.	2,039	136,385

Commercial Bank (0.1%) (a)
Australia & New Zealand Banking Group Ltd.	6,701	160,319

Commercial Services & Supplies (0.0%) (a)
Brambles Ltd.	6,806	68,320

Metals & Mining (0.1%) (a)
BHP Billiton Ltd.	2,371	82,862
International Ferro Metals Ltd.*	28,312	66,588

		149,450

Multi-Utility (0.0%) (a)
AGL Energy Ltd.	36	419

Oil, Gas & Consumable Fuels (0.0%) (a)
Woodside Petroleum Ltd.	1,718	75,282

Transportation Infrastructure (0.0%) (a)
Macquarie Infrastructure Group	18,000	47,595

		741,059

AUSTRIA (0.1%) (a)
Diversified Telecommunication Services (0.1%)
Telekom Austria AG	5,174	142,871

Oil, Gas & Consumable Fuels (0.0%)
OMV AG	1,461	117,926

		260,797

BELGIUM (0.1%) (a)
Chemicals (0.0%)
Solvay SA	366	51,184

Diversified Financial Services (0.1%)
Fortis	2,463	64,472
Fortis (XAMS)	1,613	42,344

		106,816

		158,000

BERMUDA (1.2%)
Capital Markets (0.0%)
Lazard Ltd., Class A	1,900	77,292

Electronic Equipment & Instruments (0.2%)
Tyco Electronics Ltd.	8,500	315,605

Energy Equipment & Services (0.0%)
Nabors Industries Ltd.*	1,500	41,085
Weatherford International Ltd.*	500	34,300

		75,385

Health Care (0.1%)
Covidien Ltd.	3,300	146,157

Household Durables (0.0%)
Helen of Troy Ltd.*	500	8,570

Insurance (0.5%)
ACE Ltd.	6,070	375,004
Argo Group International Holdings Ltd.*	653	27,511
Aspen Insurance Holdings Ltd.	1,000	28,840
Axis Capital Holdings Ltd.	7,100	276,687
Platinum Underwriters Holdings Ltd.	800	28,448
RenaissanceRe Holdings Ltd.	1,800	108,432
XL Capital Ltd., Class A	400	20,124

		865,046

IT Services (0.3%)
Accenture Ltd., Class A	9,450	340,484
Genpact Ltd.*	7,100	108,133

		448,617

Machinery (0.1%)
Ingersoll-Rand Co. Ltd., Class A	2,200	102,234

Pharmaceutical (0.0%)
Warner Chilcott Ltd., Class A*	3,100	54,963

		2,093,869

CANADA (0.0%)
Pharmaceutical (0.0%)
Cardiome Pharma Corp.*	925	8,251

CAYMAN ISLANDS (0.1%)
Computers & Peripherals (0.0%)
Seagate Technology	3,550	90,525

Personal Products (0.1%)
Herbalife Ltd.	2,250	90,630

		181,155

DENMARK (0.1%) (a)
Marine (0.0%)
A P Moller — Maersk AS	4	42,315

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

JP Morgan NVIT Balanced Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

DENMARK (continued)
Pharmaceutical (0.1%)
Novo-Nordisk, Class B	2,288	$149,389

		191,704

FINLAND (0.2%) (a)
Communications Equipment (0.2%)
Nokia OYJ	6,858	263,439

Industrial Conglomerate (0.0%)
Ruukki Group OYJ	17,489	71,754

Machinery (0.0%)
KCI Konecranes OYJ	1,648	56,133

		391,326

FRANCE (0.8%) (a)
Chemicals (0.1%)
Arkema	1,861	122,218

Construction Materials (0.1%)
Lafarge SA	750	136,177

Electrical Equipment (0.0%)
Alstom	203	43,599
Schneider Electric SA	161	21,804

		65,403

Insurance (0.1%)
AXA SA	2,861	114,053

IT Services (0.1%)
CapGemini SA	1,606	100,896

Media — Non Cable (0.1%)
Vivendi Universal SA	4,418	202,823

Multi-Utility (0.1%)
Suez SA	3,485	237,186

Multiline Retail (0.0%)
PPR SA	111	17,828

Oil, Gas & Consumable Fuels (0.2%)
TOTAL SA	4,183	346,319

		1,342,903

GERMANY (1.0%) (a)
Airline (0.1%)
Deutsche Lufthansa AG	5,493	146,168

Automobiles (0.1%)
Daimler AG	360	34,736
Volkswagen AG, Preferred Shares	850	124,030

		158,766

Chemicals (0.2%)
Bayer AG	2,361	215,340
Lanxess AG	1,510	72,951
Symrise AG*	4,328	120,272

		408,563

Diversified Financial Services (0.1%)
Deutsche Boerse AG	551	108,136

Electric Utility (0.2%)
E. ON AG	1,513	321,665

Hotels, Restaurants & Leisure (0.0%)
TUI AG*	2,610	73,044

Insurance (0.1%)
Allianz SE	734	158,256
Hannover Rueckversicherung AG	1,895	88,228

		246,484

Metals & Mining (0.1%)
ThyssenKrupp AG	2,847	160,269

Multi-Utility (0.1%)
RWE AG, Preferred Shares	940	112,860

		1,735,955

GREECE (0.2%) (a)
Commercial Banks (0.1%)
EFG Eurobank Ergasias SA	2,739	96,111
National Bank of Greece SA	821	56,294
Piraeus Bank SA	2,108	81,986

		234,391

Metals & Mining (0.1%)
Corinth Pipeworks SA*	1,269	11,105
Sidenor Steel Production & Manufacturing Co. SA	3,114	46,039

		57,144

		291,535

HONG KONG (0.2%) (a)
Real Estate Management & Development (0.1%)
Henderson Land Development Co. Ltd.	13,281	123,350
Swire Pacific Ltd., Class A	10,500	143,892

		267,242

Retail (0.1%)
Esprit Holdings Ltd.	8,835	130,106

		397,348

10 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

IRELAND (0.1%)
Commercial Bank (0.0%)
Bank of Ireland	6,091	$90,378

Construction Materials (0.1%) (a)
CRH PLC	4,040	140,292

		230,670

ISRAEL (0.0%)
Biotechnology (0.0%)
Protalix BioTherapeutics, Inc.*	800	2,720

ITALY (0.3%) (a)
Automobiles (0.1%)
Fiat SpA	6,387	164,353

Commercial Banks (0.2%)
Banco Popolare Scarl	5,958	131,655
UniCredit SpA	25,717	211,511

		343,166

Diversified Financial Services (0.0%)
Azimut Holding SpA	4,381	56,830

Oil, Gas & Consumable Fuels (0.0%)
ENI SpA	199	7,262

		571,611

JAPAN (1.7%) (a)
Automobiles (0.2%)
Nissan Motor Co. Ltd.	4,100	44,756
Toyota Motor Corp.	5,700	303,615

		348,371

Beverages (0.0%)
Coca-Cola West Holdings Co. Ltd.	600	13,248

Building Products (0.2%)
Daikin Industries Ltd.	3,582	199,817
Nippon Sheet Glass Co. Ltd.	26,000	131,266

		331,083

Chemicals (0.2%)
Kaneka Corp.	9,000	74,213
Kuraray Co. Ltd.	1,000	12,066
Nitto Denko Corp.	1,100	57,820
Shin-Etsu Chemical Co. Ltd.	2,200	136,839
Showa Denko KK	1,000	3,552

		284,490

Commercial Banks (0.1%)
Mitsubishi UFJ Financial Group, Inc.	12,600	118,833
Sumitomo Mitsui Financial Group, Inc.	13	96,217

		215,050

Consumer Finance (0.1%)
ORIX Corp.	590	99,244

Diversified Telecommunication Services (0.1%)
Nippon Telegraph & Telephone Corp.	41	203,835

Electric Utility (0.1%)
Kansai Electric Power Co., Inc. (The)	3,800	88,525

Electrical Equipment (0.1%)
Mitsubishi Electric Corp.	14,000	145,020

Electronic Equipment & Instruments (0.1%)
FUJIFILM Holdings Corp.	2,000	83,722
Ibiden Co. Ltd.	600	41,495
Kyocera Corp.	100	8,839
Taiyo Yuden Co. Ltd.	2,000	31,956

		166,012

Food Products (0.0%)
Ajinomoto Co., Inc.	7,000	79,232

Household Durables (0.1%)
Matsushita Electric Industrial Co. Ltd.	6,000	122,962
Sony Corp.	1,000	54,490

		177,452

IT Services (0.1%)
NTT Data Corp.	28	124,033

Metals & Mining (0.1%)
JFE Holdings, Inc.	3,400	170,513
Mitsubishi Materials Corp.	7,000	29,562

		200,075

Natural Gas Utility (0.0%)
Tokyo Gas Co. Ltd.	196	916

Personal Products (0.0%)
Shiseido Co. Ltd.	2,000	47,201

Pharmaceutical (0.1%)
Daiichi Sankyo Co. Ltd.	5,300	163,097

Semiconductors & Semiconductor Equipment (0.0%)
NEC Electronics Corp.*	2,800	66,364

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

JP Morgan NVIT Balanced Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Tobacco (0.1%)
Japan Tobacco, Inc.	31	$183,320

Trading Companies & Distributors (0.0%)
Mitsui & Co. Ltd.	1,000	20,885

Wireless Telecommunication Services (0.0%)
NTT DoCoMo, Inc.	51	83,973

		3,041,426

LIBERIA (0.1%)
Hotels, Restaurants & Leisure (0.1%)
Royal Caribbean Cruises Ltd.	3,300	140,052

NETHERLANDS (0.3%)
Air Freight & Logistics (0.1%) (a)
TNT NV	2,346	97,325

Diversified Telecommunication Services (0.1%) (a)
Royal KPN NV	10,359	188,707

Food & Staples Retailing (0.1%) (a)
Koninklijke Ahold NV*	8,538	118,230

Metals & Mining (0.0%)
ArcelorMittal (a)	107	8,308
Vimetco NV GDR	5,277	50,395

		58,703

		462,965

NETHERLANDS ANTILLES (0.5%)
Energy Equipment & Services (0.5%)
Schlumberger Ltd.	8,400	826,308

NORWAY (0.1%) (a)
Commercial Bank (0.1%)
DnB NOR ASA	9,144	139,148

Industrial Conglomerate (0.0%)
Orkla ASA, Class A	5,761	110,345

		249,493

PANAMA (0.1%)
Hotels, Restaurants & Leisure (0.1%)
Carnival Corp.	3,000	133,470

PUERTO RICO (0.0%)
Commercial Bank (0.0%)
W Holding Co., Inc.	2,400	2,904

SINGAPORE (0.1%) (a)
Diversified Financial Services (0.0%)
Singapore Exchange Ltd.	10,293	94,319

Diversified Telecommunication Services (0.1%)
Singapore Telecommunications Ltd.	42,900	118,066

		212,385

SPAIN (0.2%) (a)
Commercial Banks (0.1%)
Banco Bilbao Vizcaya Argentaria SA	9,323	226,938
Banco Santander SA	2,180	47,079

		274,017

Diversified Telecommunication Services (0.1%)
Telefonica SA	3,291	106,671

		380,688

SWEDEN (0.2%) (a)
Commercial Banks (0.1%)
Skandinaviska Enskilda Banken AB	4,637	118,406
Svenska Handelsbanken AB, Class A	834	26,667

		145,073

Machinery (0.1%)
Atlas Copco AB, Class B	9,837	134,107

		279,180

SWITZERLAND (0.5%) (a)
Capital Markets (0.0%)
Credit Suisse Group	491	29,563

Construction Materials (0.1%)
Holcim Ltd.	746	79,542

Electrical Equipment (0.0%)
ABB Ltd.	2,217	63,934

Food Products (0.1%)
Nestle SA	549	252,151

Insurance (0.1%)
Swiss Reinsurance	1,751	123,901
Zurich Financial Services AG	243	71,333

		195,234

Pharmaceutical (0.2%)
Roche Holding AG	1,609	278,202

		898,626

12 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (1.8%) (a)
Beverages (0.0%)
Greene King PLC	4,160	$65,711

Capital Markets (0.0%)
Man Group PLC	1	6

Commercial Banks (0.2%)
Barclays PLC	17,809	179,841
HBOS PLC	9,565	139,071
HSBC Holdings PLC	9,315	156,891
Royal Bank of Scotland Group PLC	811	7,168

		482,971

Food & Staples Retailing (0.1%)
J Sainsbury PLC	7,028	59,211
Tesco PLC	284	2,701
William Morrison Supermarkets PLC	25,138	160,595

		222,507

Hotels, Restaurants & Leisure (0.1%)
Compass Group PLC	24,960	152,290

Household Durables (0.1%)
Persimmon PLC	2,624	41,798
Taylor Wimpey PLC	28,115	113,222

		155,020

Independent Power Producers & Energy Traders (0.0%)
International Power PLC	3,385	30,510

Industrial Conglomerate (0.1%)
Cookson Group PLC	7,665	106,292

Insurance (0.1%)
Amlin PLC	4,724	27,894
Aviva PLC	465	6,196
Beazley Group PLC	22,873	73,205
Standard Life PLC	25,130	125,860

		233,155

Media — Non Cable (0.1%)
Pearson PLC	2,884	41,761
Taylor Nelson Sofres PLC	23,730	97,877

		139,638

Metals & Mining (0.1%)
Rio Tinto PLC	398	41,882
Vedanta Resources PLC	641	26,004
Xstrata PLC	419	29,399

		97,285

Multi-Utility (0.1%)
Centrica PLC	23,961	170,660

Multiline Retail (0.1%)
Marks & Spencer Group PLC	14,450	159,938

Oil, Gas & Consumable Fuels (0.3%)
BG Group PLC	2,946	67,585
BP PLC	14,718	179,840
Royal Dutch Shell PLC, Class A	6,639	280,237
Royal Dutch Shell PLC, Class B	3,193	133,089

		660,751

Pharmaceuticals (0.1%)
AstraZeneca PLC	3,609	155,326
GlaxoSmithKline PLC	3,212	81,566

		236,892

Tobacco (0.1%)
Imperial Tobacco Group PLC	2,962	160,190

Trading Companies & Distributors (0.1%)
Wolseley PLC	7,958	116,988

Wireless Telecommunication Services (0.1%)
Vodafone Group PLC	30,287	113,684

		3,304,488

UNITED STATES (50.5%)
Aerospace & Defense (2.1%)
Boeing Co.	3,600	314,856
General Dynamics Corp.	4,340	386,217
Goodrich Corp.	3,800	268,318
Honeywell International, Inc.	6,600	406,362
Lockheed Martin Corp.	3,555	374,199
Northrop Grumman Corp.	10,100	794,264
Orbital Sciences Corp.*	4,500	110,340
Raytheon Co.	6,060	367,842
United Technologies Corp.	10,300	788,362

		3,810,760

Air Freight & Logistics (0.1%)
Pacer International, Inc.	4,700	68,620
United Parcel Service, Inc., Class B	900	63,648

		132,268

Airlines (0.0%)
Continental Airlines, Class B*	3,125	69,531
UAL Corp.	100	3,566

		73,097

Auto (0.5%)
Aftermarket Technology Corp.*	3,000	81,780
ArvinMeritor, Inc.	1,825	21,407
Autoliv, Inc.	1,550	81,701

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

JP Morgan NVIT Balanced Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Auto (continued)
BorgWarner, Inc.	1,700	$82,297
Drew Industries, Inc.*	1,200	32,880
Johnson Controls, Inc.	16,400	591,056

		891,121

Automobiles (0.0%)
Harley-Davidson, Inc.	1,000	46,710
Monaco Coach Corp.	1,300	11,544

		58,254

Beverages (0.2%)
Coca-Cola Co. (The)	3,400	208,658
Pepsi Bottling Group, Inc. (The)	2,150	84,839
PepsiAmericas, Inc.	1,700	56,644

		350,141

Biotechnology (0.7%)
Acadia Pharmaceuticals, Inc.*	1,100	12,177
Alexion Pharmaceuticals, Inc.*	350	26,260
Alkermes, Inc.*	1,125	17,539
Amgen, Inc.*	10,100	469,044
Arena Pharmaceuticals, Inc.*	900	7,047
Biomarin Pharmaceutical, Inc.*	900	31,860
Bionovo, Inc.*	1,600	2,736
Celgene Corp.*	6,300	291,123
Cephalon, Inc.*	100	7,176
Gilead Sciences, Inc.*	4,100	188,641
Human Genome Sciences, Inc.*	2,900	30,276
InterMune, Inc.*	200	2,666
Keryx Biopharmaceuticals, Inc.*	800	6,720
Martek Biosciences Corp.*	175	5,177
Progenics Pharmaceuticals, Inc.*	375	6,776
Regeneron Pharmaceuticals, Inc.*	900	21,735
Savient Pharmaceuticals, Inc.*	2,600	59,722
Telik, Inc.*	700	2,429
United Therapeutics Corp.*	350	34,177

		1,223,281

Capital Markets (2.4%)
Affiliated Managers Group, Inc.*	600	70,476
Ameriprise Financial, Inc.	1,500	82,665
Bank of New York Mellon Corp.	10,900	531,484
Federated Investors, Inc., Class B	3,900	160,524
Franklin Resources, Inc.	2,000	228,860
Goldman Sachs Group, Inc. (The)	3,710	797,835
Invesco Ltd.	3,100	97,278
Labranche & Co., Inc.*	1,400	7,056
Lehman Brothers Holdings, Inc.	4,900	320,656
Merrill Lynch & Co., Inc.	2,000	107,360
Morgan Stanley	17,690	939,516
State Street Corp.	9,500	771,400
TD Ameritrade Holding Corp.*	12,300	246,738

		4,361,848

Chemicals (1.1%)
Air Products & Chemicals, Inc.	1,100	108,493
C.F. Industries Holdings, Inc.	1,950	214,617
Celanese Corp., Series A	2,200	93,104
Dow Chemical Co. (The)	11,200	441,504
E.I. Du Pont de Nemours & Co.	500	22,045
Innospec, Inc.	2,200	37,752
PPG Industries, Inc.	2,400	168,552
Praxair, Inc.	1,700	150,807
Rohm & Haas Co.	9,100	482,937
Spartech Corp.	1,100	15,510
Terra Industries, Inc.*	5,850	279,396

		2,014,717

Commercial Banks (1.8%)
1st Source Corp.	220	3,808
Bancfirst Corp.	2,325	99,626
City Holding Co.	800	27,072
Colonial BancGroup, Inc. (The)	1,100	14,894
Comerica, Inc.	1,900	82,707
Commerce Bancshares, Inc.	330	14,804
FNB Corp.	200	4,646
Great Southern Bancorp, Inc.	2,900	63,684
Horizon Financial Corp.	1,175	20,492
Huntington Bancshares, Inc.	12,700	187,452
Lakeland Financial Corp.	200	4,180
PNC Financial Services Group, Inc.	5,425	356,151
Regions Financial Corp.	10,600	250,690
Simmons First National Corp., Class A	3,225	85,463
Suffolk Bancorp	1,925	59,117
SunTrust Banks, Inc.	3,400	212,466
Taylor Capital Group, Inc.	1,000	20,400
TCF Financial Corp.	13,550	242,952
U.S. Bancorp	13,600	431,664
Wachovia Corp.	3,900	148,317
Wells Fargo & Co.	28,750	867,962
Zions Bancorp	1,400	65,366

		3,263,913

Commercial Services & Supplies (0.3%)
Administaff, Inc.	2,000	56,560
Allied Waste Industries, Inc.*	7,350	80,997

14 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Commercial Services & Supplies (continued)
CompX International, Inc.	1,125	$16,448
Deluxe Corp.	1,500	49,335
Diamond Management & Technology Consultants, Inc.	7,000	50,890
R.R. Donnelley & Sons Co.	2,500	94,350
Standard Parking Corp.*	200	9,698
Standard Register Co. (The)	7,300	85,118
Steelcase, Inc., Class A	500	7,935

		451,331

Communications Equipment (1.3%)
ADTRAN, Inc.	800	17,104
Avocent Corp.*	800	18,648
Black Box Corp.	1,825	66,010
Cisco Systems, Inc.*	37,400	1,012,418
CommScope, Inc.*	600	29,526
Corning, Inc.	21,800	522,982
InterDigital, Inc.*	2,825	65,907
Juniper Networks, Inc.*	400	13,280
QUALCOMM, Inc.	14,400	566,640
Tellabs, Inc.*	4,800	31,392

		2,343,907

Computers & Peripherals (2.4%)
Apple, Inc.*	4,800	950,784
Dell, Inc.*	600	14,706
EMC Corp.*	5,300	98,209
Emulex Corp.*	6,275	102,408
Hewlett-Packard Co.	25,575	1,291,026
Imation Corp.	2,525	53,025
International Business Machines Corp.	13,590	1,469,079
SanDisk Corp.*	3,100	102,827
Western Digital Corp.*	4,100	123,861

		4,205,925

Construction & Engineering (0.0%)
EMCOR Group, Inc.*	2,850	67,346

Construction Materials (0.0%)
Headwaters, Inc.*	200	2,348

Consumer Finance (0.3%)
American Express Co.	3,000	156,060
AmeriCredit Corp.*	4,750	60,752
Capital One Financial Corp.	3,300	155,958
Credit Acceptance Corp*	249	5,147
Discover Financial Services	3,145	47,427
Dollar Financial Corp.*	1,364	41,861
World Acceptance Corp.*	600	16,188

		483,393

Containers & Packaging (0.1%)
Graphic Packaging Corp.*	14,775	54,520
Smurfit-Stone Container Corp.*	4,250	44,880

		99,400

Data Processing (0.2%)
Mastercard, Inc., Class A	1,800	387,360

Diversified Consumer Services (0.0%)
Coinstar, Inc.*	1,600	45,040
Sotheby’s	600	22,860

		67,900

Diversified Financial Services (1.5%)
Bank of America Corp.	28,400	1,171,784
CIT Group, Inc.	8,900	213,867
Citigroup, Inc.	28,700	844,928
CME Group, Inc.	400	274,400
Nasdaq Stock Market, Inc. (The)*	1,950	96,505

		2,601,484

Diversified Telecommunication Services (1.9%)
AT&T, Inc.	49,360	2,051,402
CenturyTel, Inc.	1,930	80,018
Citizens Communications Co.	2,100	26,733
Consolidated Communications Holdings, Inc.	2,800	55,720
Embarq Corp.	1,897	93,958
Verizon Communications, Inc.	21,700	948,073
Windstream Corp.	6,400	83,328

		3,339,232

Electric Utilities (1.2%)
American Electric Power Co., Inc.	8,600	400,416
Edison International	17,050	909,958
El Paso Electric Co.*	1,000	25,570
FirstEnergy Corp.	3,800	274,892
FPL Group, Inc.	3,750	253,763
Northeast Utilities	2,600	81,406
Portland General Electric Co.	900	25,002
Sierra Pacific Resources	13,500	229,230

		2,200,237

Electrical Equipment (0.0%)
LSI Industries, Inc.	1,000	18,200

Electronic Equipment & Instruments (0.3%)
Arrow Electronics, Inc.*	2,200	86,416

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

JP Morgan NVIT Balanced Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Electronic Equipment & Instruments (continued)
Avnet, Inc.*	2,500	$87,425
Coherent, Inc.*	3,425	85,865
Methode Electronics, Inc.	6,600	108,504
Mettler Toledo International, Inc.*	300	34,140
MTS Systems Corp.	2,025	86,407
Sanmina — SCI Corp.*	12,600	22,932
Tech Data Corp.*	100	3,772

		515,461

Energy Equipment & Services (0.3%)
Baker Hughes, Inc.	1,100	89,210
BJ Services Co.	2,400	58,224
Grey Wolf, Inc.*	3,100	16,523
Halliburton Co.	1,500	56,865
ION Geophysical Corp.*	5,800	91,524
National Oilwell Varco, Inc.*	1,850	135,901
Patterson-UTI Energy, Inc.	2,000	39,040

		487,287

Food & Staples Retailing (1.1%)
BJ’s Wholesale Club, Inc.*	2,349	79,467
CVS Caremark Corp.	9,700	385,575
Kroger Co. (The)	13,410	358,181
Nash Finch Co.	1,500	52,920
Safeway, Inc.	14,500	496,045
SUPERVALU, Inc.	4,150	155,708
SYSCO Corp.	5,900	184,139
Wal-Mart Stores, Inc.	3,900	185,367

		1,897,402

Food Products (0.9%)
Campbell Soup Co.	5,500	196,515
General Mills, Inc.	8,900	507,300
J.M. Smucker Co. (The)	1,750	90,020
Kellogg Co.	7,100	372,253
Kraft Foods, Inc.	14,200	463,346

		1,629,434

Health Care (0.4%)
Advanced Medical Optics, Inc.*	700	17,171
Baxter International, Inc.	3,500	203,175
C.R. Bard, Inc.	1,500	142,200
Datascope Corp.	825	30,030
Hologic, Inc.*	400	27,456
Invacare Corp.	4,300	108,360
Mentor Corp.	3,225	126,097
Quidel Corp.*	1,000	19,470
Thoratec Corp.*	1,100	20,009
Zimmer Holdings, Inc.*	300	19,845

		713,813

Health Care Providers & Services (1.7%)
Aetna, Inc.	15,940	920,216
Apria Healthcare Group, Inc.*	1,600	34,512
Chemed Corp.	600	33,528
CIGNA Corp.	5,610	301,425
Healthways, Inc.*	300	17,532
Humana, Inc.*	1,460	109,953
Landauer, Inc.	1,400	72,590
LCA-Vision, Inc.	1,500	29,955
Magellan Health Services, Inc.*	1,725	80,437
McKesson Corp.	5,340	349,823
Medcath Corp.*	1,600	39,296
Medco Health Solutions, Inc.*	1,500	152,100
Sunrise Senior Living, Inc.*	200	6,136
UnitedHealth Group, Inc.	1,600	93,120
WellPoint, Inc.*	9,080	796,589

		3,037,212

Health Care Technology (0.0%)
TriZetto Group*	4,775	82,942

Hotels, Restaurants & Leisure (0.7%)
AFC Enterprises*	3,800	43,016
Denny’s Corp.*	9,600	36,000
Domino’s Pizza, Inc.	1,300	17,199
International Game Technology	3,200	140,576
McDonald’s Corp.	10,270	605,006
Monarch Casino & Resort, Inc.*	2,500	60,200
Papa John’s International, Inc.*	1,000	22,700
Starwood Hotels & Resorts Worldwide, Inc.	6,000	264,180
Wyndham Worldwide Corp.	5,000	117,800

		1,306,677

Household Durables (0.2%)
American Greetings Corp., Class A	3,925	79,677
Blyth, Inc.	900	19,746
CSS Industries, Inc.	200	7,340
Tempur-Pedic International, Inc.	2,850	74,015
Toll Brothers, Inc.*	4,300	86,258
Tupperware Brands Corp.	1,900	62,757

		329,793

Household Products (0.9%)
Church & Dwight Co., Inc.	1,300	70,291
Energizer Holdings, Inc.*	780	87,461

16 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Household Products (continued)
Kimberly-Clark Corp.	3,965	$274,933
Procter & Gamble Co.	16,500	1,211,430

		1,644,115

Independent Power Producers & Energy Traders (0.1%)
Dynegy, Inc.*	1,632	11,652
Mirant Corp.*	2,350	91,603

		103,255

Industrial Conglomerates (0.9%)
3M Co.	3,000	252,960
General Electric Co.	32,200	1,193,654
Teleflex, Inc.	1,525	96,090
Textron, Inc.	600	42,780

		1,585,484

Insurance (1.7%)
AFLAC, Inc.	4,100	256,783
AMBAC Financial Group, Inc.	6,000	154,620
American International Group, Inc.	5,000	291,500
Assurant, Inc.	400	26,760
Chubb Corp.	6,630	361,865
Conseco, Inc.*	2,150	27,004
Genworth Financial, Inc.	4,000	101,800
Harleysville Group, Inc.	1,200	42,456
Hartford Financial Services Group, Inc.	2,800	244,132
LandAmerica Financial Group, Inc.	400	13,380
Lincoln National Corp.	1,100	64,042
Loews Corp.	4,200	211,428
MBIA, Inc.	5,300	98,739
Meadowbrook Insurance Group, Inc.*	1,300	12,233
MetLife, Inc.	5,300	326,586
Navigators Group, Inc.*	800	52,000
Odyssey Re Holdings Corp.	400	14,684
ProAssurance Corp.*	400	21,968
Protective Life Corp.	3,600	147,672
Travelers Cos., Inc. (The)	10,270	552,526
Unum Group	4,100	97,539

		3,119,717

Internet & Catalog Retail (0.1%)
Expedia, Inc.*	2,850	90,117
priceline.com, Inc.*	900	103,374

		193,491

Internet Software & Services (1.1%)
Asiainfo Holdings, Inc.*	700	7,700
Chordiant Software, Inc.*	700	5,985
CMGI Inc., Cmg Information Services*	680	8,901
eBay, Inc.*	12,300	408,237
Google, Inc., Class A*	1,400	968,072
Imergent, Inc.	300	3,177
SonicWALL, Inc.*	4,150	44,488
ValueClick, Inc.*	3,600	78,840
Yahoo!, Inc.*	18,000	418,680

		1,944,080

IT Services (0.2%)
Acxiom Corp.	400	4,692
Affiliated Computer Services, Inc., Class A*	2,200	99,220
Cognizant Technology Solutions Corp.*	3,400	115,396
Computer Sciences Corp.*	1,550	76,678
CSG Systems International, Inc.*	700	10,304
CyberSource Corp.*	812	14,429
Paychex, Inc.	100	3,622
Unisys Corp.*	6,175	29,208

		353,549

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	2,800	71,624
JAKKS Pacific, Inc.*	1,100	25,971
Sturm Ruger & Co., Inc.*	3,400	28,152

		125,747

Life Sciences Tools & Services (0.1%)
Amag Pharmaceuticals Inc.*	200	12,026
Exelixis, Inc.*	3,700	31,931
Illumina, Inc.*	625	37,038
Medivation, Inc.*	500	7,200
Nektar Therapeutics*	1,650	11,072
PerkinElmer, Inc.	3,425	89,118

		188,385

Machinery (1.5%)
AGCO Corp.*	400	27,192
Caterpillar, Inc.	10,700	776,392
Cummins, Inc.	820	104,443
Danaher Corp.	3,600	315,864
Deere & Co.	4,800	446,976
Dover Corp.	5,700	262,713
Eaton Corp.	2,400	232,680
FreightCar America, Inc.	600	21,000
Illinois Tool Works, Inc.	2,300	123,142
Manitowoc Co., Inc. (The)	2,030	99,125

2007 Annual Report 17

Statement of Investments (Continued)
December 31, 2007

JP Morgan NVIT Balanced Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Machinery (continued)
Nordson Corp.	1,225	$71,001
PACCAR, Inc.	1,500	81,720
Parker Hannifin Corp.	1,350	101,669
Wabtec Corp.	1,800	61,992

		2,725,909

Media — Non Cable (1.0%)
Charter Communications, Inc.*	3,900	4,563
Cumulus Media, Inc.*	1,400	11,256
Entercom Communications Corp.	1,400	19,166
News Corp., Class A	22,100	452,829
Omnicom Group, Inc.	3,210	152,571
Sinclair Broadcast Group, Inc.	7,675	63,012
Viacom, Inc., Class B*	4,700	206,424
Walt Disney Co. (The)	28,610	923,531

		1,833,352

Metals & Mining (0.8%)
AK Steel Holding Corp.*	1,850	85,544
Cleveland-Cliffs, Inc.	600	60,480
Freeport-McMoRan Copper & Gold, Inc., Class B	4,368	447,458
Quanex Corp.	950	49,305
Southern Copper Corp.	2,560	269,133
Steel Dynamics, Inc.	550	32,764
United States Steel Corp.	3,740	452,203

		1,396,887

Multi-Utilities (0.6%)
CenterPoint Energy, Inc.	5,160	88,391
CMS Energy Corp.	14,600	253,748
Northwestern Corp.	1,825	53,837
Public Service Enterprise Group, Inc.	3,000	294,720
SCANA Corp.	1,600	67,440
Xcel Energy, Inc.	11,800	266,326

		1,024,462

Multiline Retail (0.3%)
Big Lots, Inc.*	8,150	130,319
Dollar Tree Stores, Inc.*	2,300	59,616
Family Dollar Stores, Inc.	4,900	94,227
Kohl’s Corp.*	4,600	210,680
Saks, Inc.*	1,700	35,292
Target Corp.	1,000	50,000

		580,134

Natural Gas Utilities (0.1%)
Energen Corp.	1,580	101,483
Nicor, Inc.	3,225	136,579

		238,062

Office Electronics (0.2%)
Xerox Corp.	19,110	309,391

Oil, Gas & Consumable Fuels (5.5%)
Apache Corp.	2,000	215,080
Chevron Corp.	14,630	1,365,418
ConocoPhillips	14,200	1,253,860
Devon Energy Corp.	4,000	355,640
Exxon Mobil Corp.	34,880	3,267,907
Frontier Oil Corp.	1,000	40,580
Global Industries Ltd.*	3,525	75,506
Harvest Natural Resources, Inc.*	600	7,500
Holly Corp.	1,370	69,719
Marathon Oil Corp.	14,940	909,248
Mariner Energy, Inc.*	809	18,510
Meridian Resource Corp.*	8,000	14,480
Occidental Petroleum Corp.	8,100	623,619
Plains Exploration & Production Co.*	2,125	114,750
Stone Energy Corp.*	2,100	98,511
Sunoco, Inc.	4,500	325,980
Swift Energy Co.*	600	26,466
Tesoro Corp.	1,600	76,320
Valero Energy Corp.	6,440	450,993
Western Refining, Inc.	1,950	47,210
XTO Energy, Inc.	7,500	385,200

		9,742,497

Paper & Forest Products (0.2%)
Buckeye Technologies, Inc.*	2,600	32,500
Domtar Corp.*	30,800	236,852
International Paper Co.	500	16,190

		285,542

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	2,200	95,942
NBTY, Inc.*	3,180	87,132

		183,074

Pharmaceuticals (3.5%)
Abbott Laboratories	14,700	825,405
Adams Respiratory Therapeutics, Inc.*	500	29,870
Auxilium Pharmaceuticals, Inc.*	500	14,995
Barrier Therapeutics, Inc.*	300	1,182

18 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Pharmaceuticals (continued)
Combinatorx Inc*	500	$2,220
Cypress Bioscience, Inc.*	1,625	17,924
Eli Lilly & Co.	7,250	387,077
Johnson & Johnson	8,000	533,600
Merck & Co., Inc.	28,385	1,649,452
MGI Pharma, Inc.*	600	24,318
Nastech Pharmaceutical Co., Inc.*	1,225	4,655
Perrigo Co.	2,700	94,527
Pfizer, Inc.	49,540	1,126,044
Pozen, Inc.*	900	10,800
Schering-Plough Corp.	26,800	713,952
Sepracor, Inc.*	7,800	204,750
Sucampo Pharmaceuticals, Inc., Class A*	600	11,004
ULURU, Inc.*	900	2,439
Viropharma, Inc.*	3,025	24,019
Watson Pharmaceuticals, Inc.*	2,600	70,564
Wyeth	9,800	433,062

		6,181,859

Real Estate Investment Trusts (REITs) (0.8%)
Annaly Mortgage Management, Inc.	5,250	95,445
Anthracite Capital, Inc.	6,275	45,431
Apartment Investment & Management Co., Class A	2,500	86,825
Cousins Properties, Inc.	4,025	88,952
Duke Realty Corp.	1,500	39,120
Home Properties, Inc.	400	17,940
Hospitality Properties Trust	7,500	241,650
Host Hotels & Resorts, Inc.	2,300	39,192
LTC Properties, Inc.	1,300	32,565
MFA Mortgage Investments, Inc.	3,400	31,450
Mid-America Apartment Communities, Inc.	125	5,344
Pennsylvania Real Estate Investment Trust	500	14,840
ProLogis	6,810	431,618
Public Storage	700	51,387
Ramco-Gershenson Properties Trust	3,175	67,850
Senior Housing Properties Trust	800	18,144
Strategic Hotels and Resorts, Inc.	1,200	20,076
Sunstone Hotel Investors, Inc.	4,325	79,104
Taubman Centers, Inc.	300	14,757
UDR, Inc.	3,800	75,430

		1,497,120

Real Estate Management & Development (0.0%)
Jones Lang LaSalle, Inc.	980	69,737

Retail (0.8%)
Abercrombie & Fitch Co., Class A	1,600	127,952
Advance Auto Parts, Inc.	3,800	144,362
AutoZone, Inc.*	800	95,928
Barnes & Noble, Inc.	1,725	59,426
CarMax, Inc.*	4,400	86,900
Collective Brands, Inc.*	4,250	73,908
Dick’s Sporting Goods, Inc.*	1,600	44,416
Gap, Inc. (The)	6,100	129,808
Home Depot, Inc.	2,100	56,574
Men’s Wearhouse, Inc.	1,900	51,262
Midas, Inc.*	4,800	70,368
RadioShack Corp.	4,150	69,969
Sherwin-Williams Co. (The)	1,505	87,350
Staples, Inc.	13,400	309,138
TJX Cos., Inc.	3,200	91,936

		1,499,297

Road & Rail (0.7%)
Burlington Northern Santa Fe Corp.	1,900	158,137
Con-way, Inc.	600	24,924
Kansas City Southern*	2,200	75,526
Norfolk Southern Corp.	13,100	660,764
Union Pacific Corp.	3,100	389,422

		1,308,773

Semiconductors & Semiconductor Equipment (1.3%)
Altera Corp.	5,900	113,988
Amkor Technology, Inc.*	7,950	67,814
Asyst Technologies, Inc.*	1,000	3,260
Atmel Corp.*	900	3,888
Broadcom Corp., Class A*	6,000	156,840
Cirrus Logic, Inc.*	5,425	28,644
Credence Systems Corp.*	2,600	6,292
Cymer, Inc.*	1,825	71,047
Integrated Device Technology, Inc.*	600	6,786
Intel Corp.	3,500	93,310
Lam Research Corp.*	2,060	89,054
Linear Technology Corp.	1,800	57,294
LSI Corp.*	16,725	88,810
MEMC Electronic Materials, Inc.*	1,560	138,044
Micrel, Inc.	5,325	44,996
National Semiconductor Corp.	1,000	22,640
NVIDIA Corp.*	10,625	361,462
OmniVision Technologies, Inc.*	1,950	30,518
ON Semiconductor Corp.*	7,300	64,824

2007 Annual Report 19

Statement of Investments (Continued)
December 31, 2007

JP Morgan NVIT Balanced Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Semiconductors & Semiconductor Equipment (continued)
Semtech Corp.*	800	$12,416
Silicon Storage Technology, Inc.*	4,500	13,455
Texas Instruments, Inc.	8,600	287,240
Varian Semiconductor Equipment Associates, Inc.*	1,810	66,970
Xilinx, Inc.	19,200	419,904
Zoran Corp.*	400	9,004

		2,258,500

Service Company (0.0%)
Hewitt Associates, Inc.*	1,850	70,837

Software (2.0%)
Aspen Technology, Inc.*	6,650	107,863
BMC Software, Inc.*	7,140	254,470
C.A., Inc.	3,200	79,840
Cadence Design Systems, Inc.*	4,690	79,777
Compuware Corp.*	9,500	84,360
EPIQ Systems, Inc.*	1,825	31,773
eSpeed, Inc.*	1,900	21,470
Fair Isaac Corp.	200	6,430
Magma Design Automation, Inc.*	900	10,989
MedAssets, Inc.*	700	16,758
Microsoft Corp.	50,400	1,794,240
MicroStrategy, Inc.*	600	57,060
Oracle Corp.*	30,185	681,577
Pegasystems, Inc.	800	9,544
SPSS, Inc.*	200	7,182
Sybase, Inc.*	5,050	131,754
Synopsys, Inc.*	6,915	179,306

		3,554,393

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.*	4,300	131,494
Nike, Inc.	10,872	698,417
Polo Ralph Lauren Corp.	100	6,179

		836,090

Thrifts & Mortgage Finance (0.2%)
Centerline Holding Co.	400	3,048
Clayton Holdings, Inc.*	1,600	8,272
Corus Bankshares, Inc.	1,325	14,138
Countrywide Financial Corp.	5,200	46,488
Federal Agricultural Mortgage Corp., Class C	3,975	104,622
Federal National Mortgage Association	200	7,996
Freddie Mac	400	13,628
MGIC Investment Corp.	900	20,187
Ocwen Financial Corp.*	900	4,986
Sovereign Bancorp	2,300	26,220
Washington Mutual, Inc.	2,600	35,386

		284,971

Tobacco (1.4%)
Alliance One International, Inc.*	14,400	58,608
Altria Group, Inc.	25,320	1,913,686
Loews Corp. — Carolina Group	1,075	91,697
Reynolds American, Inc.	5,180	341,673
Universal Corp.	900	46,098

		2,451,762

Trading Companies & Distributors (0.0%)
BlueLinx Holdings, Inc.	4,500	17,685

Wireless Telecommunication Services (0.1%)
Rural Cellular Corp., Class A*	900	39,681
Sprint Nextel Corp.	4,600	60,398
U.S.A. Mobility, Inc.	500	7,150
		107,229

		90,162,870

Total Common Stocks		108,703,808

Corporate Bonds (6.6%)
Aerospace & Defense (0.0%)
L-3 Communications Corp., 5.88%, 01/15/15	$15,000	14,475

Automobiles (0.0%)
Tenneco, Inc., 8.13%, 11/15/15	30,000	29,700
TRW Automotive, Inc., 7.25%, 03/15/17 (b)	5,000	4,487

		34,187

Banks (1.0%)
Credit Agricole SA, 6.64%, 05/31/49	125,000	115,969
Glitner Banki HF, 5.62%, 01/21/11 (b) (c)	240,000	233,062
HBOS PLC, 6.66%, 12/31/49 (c)	100,000	82,843
Bank of Scotland PLC 5.25%, 02/21/17 (b)	275,000	280,288

20 Annual Report 2007

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Banks (continued)
Kaupthing Bank HF, 5.75%, 10/04/11 (b)	$145,000	$136,373
Mizuho Capital Investment 1 Ltd., 6.69%, 06/30/46 (b) (c)	94,000	87,949
Societe Generale, 5.92%, 12/31/49 (b)	155,000	143,429
Standard Chartered PLC, 6.41%, 12/01/47 (c)	200,000	181,141
Wachovia Capital Trust III, 5.80%, 03/15/42 (c)	190,000	169,774
Woori Bank (c) 5.75%, 03/13/14 (b)	160,000	160,194
6.21%, 05/02/37	135,000	117,175

		1,708,197

Building Products (0.0%)
Owens Corning, 7.00%, 12/01/36	60,000	54,136

Chemicals (0.0%)
Nalco Co.
7.75%, 11/15/11	10,000	10,125
8.88%, 11/15/13	10,000	10,425

		20,550

Commercial Banks (0.2%) (c)
Royal Bank of Scotland Group PLC
6.99%, 10/05/49	200,000	199,399
7.64%, 03/31/49	100,000	102,809

		302,208

Commercial Services & Supplies (0.0%) (b) (d)
Quebecor World Capital Corp.,
8.75%, 03/15/16	10,000	7,362

Consumer Goods (0.0%)
Jarden Corp.,
7.50%, 05/01/17	15,000	12,900
Sealy Mattress Co.,
8.25%, 06/15/14	40,000	38,200
Visant Corp.,
7.63%, 10/01/12	15,000	15,075
Visant Holding Corp.,
8.75%, 12/01/13	15,000	15,075

		81,250

Containers & Packaging (0.0%)
Owens Brockway Glass Container, Inc.,
8.25%, 05/15/13	10,000	10,375

Diversified Financial Services (0.6%)
Citigroup Capital XXI,
8.30%, 12/21/57 (c)	45,000	46,989
Citigroup, Inc.
6.00%, 08/15/17	115,000	117,327
6.13%, 11/21/17	120,000	123,263
Countrywide Financial Corp.,
5.80%, 06/07/12	100,000	73,050
General Electric Capital Corp.
5.25%, 10/19/12	220,000	225,003
6.15%, 08/07/37	80,000	84,994
IBM International Group Capital,
5.05%, 10/22/12	100,000	101,869
Merrill Lynch & Co., Inc.
0.00%, 11/30/10	80,000	81,536
6.22%, 09/15/26	55,000	50,642
Santander Perpetual SA Unipersonal,
6.67%, 10/29/49 (c)	200,000	200,538

		1,105,211

Electric Power (0.3%)
Dominion Resources, Inc.,
5.15%, 07/15/15	120,000	116,116
MidAmerican Energy Holdings Co.,
6.13%, 04/01/36	170,000	169,595
Ohio Power Co.,
6.00%, 06/01/16	80,000	80,867
Pacificorp
4.30%, 09/15/08	125,000	124,683
6.25%, 10/15/37	75,000	77,452

		568,713

Electric Utilities (0.1%)
NRG Energy, Inc.,
7.38%, 02/01/16	35,000	34,125
Virginia Electric and Power Co.,
6.35%, 11/30/37	70,000	71,783

		105,908

2007 Annual Report 21

Statement of Investments (Continued)
December 31, 2007

JP Morgan NVIT Balanced Fund (Continued)

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Energy Companies (0.1%)
Chesapeake Energy Corp.,
6.50%, 08/15/17	$20,000	$19,300
Kinder Morgan Energy Partners LP,
6.50%, 02/01/37	75,000	74,126
ONEOK Partners LP,
5.90%, 04/01/12	115,000	118,243

		211,669

Entertainment (0.0%)
Steinway Musical Instruments,
7.00%, 03/01/14 (b)	10,000	9,150
WMG Acquisition Corp.,
7.38%, 04/15/14	25,000	19,250

		28,400

Food & Staples Retailing (0.1%)
Kroger Co. (The),
6.40%, 08/15/17	85,000	88,903
Safeway, Inc.,
6.35%, 08/15/17	90,000	93,804

		182,707

Food Products (0.1%)
Constellation Brands, Inc.,
7.25%, 09/01/16	30,000	28,125
Kraft Foods, Inc.,
6.00%, 02/11/13	175,000	179,918

		208,043

Gaming (0.0%)
MGM Mirage
5.88%, 02/27/14	30,000	27,450
6.75%, 04/01/13	10,000	9,700
7.50%, 06/01/16	5,000	4,950

		42,100

Health Care Providers & Services (0.1%)
Community Health Systems,
8.88%, 07/15/15	15,000	15,281
Fresenius Medical Care Capital Trust II,
7.88%, 02/01/08	45,000	45,000
HCA, Inc. (b)
9.25%, 11/15/16	10,000	10,438
9.63%, 11/15/16	35,000	36,688

		107,407

Hotels, Restaurants & Leisure (0.0%)
Mcdonald’s Corp,
6.30%, 10/15/37	50,000	51,852

Insurance (0.3%)
American International Group, Inc.,
5.85%, 01/16/18	315,000	317,063
Stingray Pass Through Trust,
5.90%, 01/12/15 (b)	180,000	90,108
XLCapital Ltd.,
6.50%, 12/31/49	220,000	192,359

		599,530

Manufacturing (0.1%)
Beazer Homes USA, Inc.,
6.88%, 07/15/15	30,000	21,600
Daimler Finance North American LLC,
4.75%, 01/15/08	125,000	124,973
Georgia-Pacific LLC,
7.70%, 06/15/15	25,000	24,625
Huntsman LLC,
11.50%, 07/15/12	30,000	32,700

		203,898

Media — Non Cable (0.2%)
Comcast Corp.,
6.95%, 08/15/37	240,000	259,025
Dex Media West LLC/ Finance Co.,
9.88%, 08/15/13	30,000	31,200
DIRECTV Holdings LLC,
6.38%, 06/15/15	20,000	19,200
Time Warner Entertainment Co. LP,
8.38%, 07/15/33	75,000	90,346

		399,771

Multiline Retail (0.3%)
CVS Lease Pass-Through Trust,
6.04%, 12/10/28 (b)	122,229	117,359
Kohls Corp.,
6.88%, 12/15/37	75,000	72,789
Wal-Mart Stores, Inc.,
5.38%, 04/05/17	150,000	153,129
5.25%, 09/01/35	60,000	53,221
6.50%, 08/15/37	40,000	42,121

		438,619

Oil, Gas & Consumable Fuels (0.4%)
Enterprise Products Operating LP,
6.30%, 09/15/17	140,000	143,242
Gazprom International SA,
7.20%, 02/01/20	175,000	178,727

22 Annual Report 2007

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Ras Laffan Liquefied Natural Gas Co. Ltd III,
5.83%, 09/30/16 (b)	$250,000	$254,045
Valero Energy Corp.,
6.63%, 06/15/37	90,000	90,637

		666,651

Other Financial (1.9%)
Arch Western Finance LLC,
6.75%, 07/01/13	30,000	29,100
Corrections Corp. of America,
6.25%, 03/15/13	10,000	9,850
Ford Motor Credit Co. LLC
6.81%, 01/15/10 (c)	15,000	13,660
7.80%, 06/01/12	15,000	13,150
General Motors Acceptance Corp. LLC,
6.88%, 08/28/12	25,000	20,949
Goldman Sachs Capital II,
5.79%, 12/29/49 (c)	150,000	133,549
Goldman Sachs Group, Inc.
5.63%, 01/15/17	105,000	102,540
5.95%, 01/15/27	110,000	99,881
Goldman Sachs Group, Inc. (The),
6.75%, 10/01/37	55,000	53,888
IIRSA Norte Finance Ltd.,
8.75%, 05/30/24	100,000	113,500
K. Hovnanian Enterprises, Inc.,
8.63%, 01/15/17	10,000	7,300
Lehman Bros Capital Trust V,
5.86%, 11/29/49 (c)	175,000	155,969
Lehman Brothers Holdings,
5.25%, 02/06/12	165,000	163,266
Lehman Brothers Holdings, Inc.,
5.75%, 01/03/17	135,000	129,687
Liberty Mutual Group, Inc.,
7.50%, 08/15/36 (b)	105,000	102,455
Lincoln National Corp.,
7.00%, 05/17/66 (c)	150,000	150,603
Mizuho JGB Investment LLC,
9.87%, 12/31/49 (b) (c)	190,000	191,735
Mizuho Preferred Capital Co. LLC,
8.79%, 12/29/49 (b) (c)	310,000	312,734
MUFG Capital Finance 1 Ltd.,
6.35%, 07/29/49 (c)	100,000	94,713
Pricoa Global Funding I,
3.90%, 12/15/08 (b)	400,000	395,697
QBE Capital Funding II LP,
6.80%, 12/31/49 (c)	100,000	95,757
Reinsurance Group of America, Inc.,
6.75%, 12/15/65 (c)	105,000	94,341
Shinsei Finance II,
7.16%, 07/25/16 (b) (c)	225,000	189,914
SMFG Preferred Capital 1 Ltd.,
6.08%, 12/31/49 (b)	100,000	92,122
Swiss RE Capital I LP,
6.85%, 05/25/49 (b) (c)	300,000	294,775
Travellers Cos, Inc. (The),
6.25%, 03/15/37 (c)	90,000	84,401
Washington Mutual Preferred Funding Delaware,
6.63%, 03/29/49 (b) (c)	200,000	123,486
Washington Mutual Preferred Funding III,
6.90%, 06/29/49 (c)	200,000	118,000

		3,387,022

Real Estate Investment Trust (REIT) (0.1%) (b)
WEA Finance LLC/ WCI Finance LLC,
5.70%, 10/01/16	175,000	167,394

Retail (0.1%)
Target Corp.,
6.50%, 10/15/37	100,000	100,510

Semiconductors & Semiconductor Equipment (0.0%)
Sensata Technologies BV,
8.00%, 05/01/14	10,000	9,400

Service Companies (0.2%)
ACCO Brands Corp.,
7.63%, 08/15/15	35,000	31,237
Charter Communications Operating LLC,
8.00%, 04/30/12 (b)	20,000	19,300
Home Depot, Inc.,
5.88%, 12/16/36	125,000	105,488
Iron Mountain, Inc.
6.63%, 01/01/16	35,000	33,119
7.75%, 01/15/15	10,000	10,175
Service Corporation International,
7.38%, 10/01/14	30,000	30,337

2007 Annual Report 23

Statement of Investments (Continued)
December 31, 2007

JP Morgan NVIT Balanced Fund (Continued)

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Service Companies (continued)
Time Warner Cable, Inc.,
6.55%, 05/01/37 (b)	$50,000	$51,035
Time Warner, Inc.,
5.88%, 11/15/16 (b)	125,000	124,232

		404,923

Telecommunications (0.4%)
AT&T, Inc.,
6.30%, 01/15/38	215,000	218,438
Consolidated Communications Holdings, Inc.,
9.75%, 04/01/12	15,000	15,450
Echostar DBS Corp.,
7.13%, 02/01/16	15,000	15,300
Intelsat Bermuda Ltd.,
9.25%, 06/15/16	10,000	10,050
Qwest Communications International, Inc.,
8.37%, 02/15/09 (c)	7,000	7,000
Qwest Corp.,
8.88%, 03/15/12	5,000	5,350
Sprint Nextel Corp,
6.00%, 12/01/16	185,000	177,192
Telefonica Emisiones SAU,
5.86%, 02/04/13	260,000	267,520

		716,300

Total Corporate Bonds		11,938,768

Commercial Paper (4.3%) (e)
Clipper Receivables Corp.,
6.05%, 01/24/08	1,250,000	1,245,413
Kitty Hawk Funding Corp.,
5.43%, 02/13/08	1,755,000	1,743,617
Ranger Funding Company LLC
4.85%, 01/28/08	1,000,000	995,700
5.15%, 01/08/08	750,000	749,249
Three Pillars Funding LLC
5.80%, 01/14/08	1,950,000	1,945,827
5.80%, 01/15/08	500,000	498,850
Ticonderoga Funding LLC,
5.40%, 01/28/08	500,000	497,850

Total Commercial Paper		7,676,506

Federal Home Loan Mortgage Corporation
5.00%, 11/15/28	490,388	492,921
5.42%, 06/01/37 (c)	29,993	29,963
5.46%, 07/01/37 (c)	59,614	59,675
5.50%, 12/01/36	2,305,000	2,300,532
5.50%, 07/15/37	600,000	587,890
5.50%, 10/01/37	435,555	434,656
5.54%, 06/01/37 (c)	301,701	303,403
5.60%, 06/01/37 (c)	41,765	42,073
5.85%, 11/01/36 (c)	629,601	640,115
6.00%, 02/01/35	153,896	156,310
6.50%, 09/25/33	310,947	317,403
6.50%, 05/15/35	208,754	218,601
Federal Home Loan Mortgage Corporation TBA
5.00%, 02/15/37	157,000	153,075
5.50%, 01/15/38	1,515,000	1,511,685
Federal National Mortgage Association
5.50%, 01/01/20	586,000	593,508
6.00%, 02/19/17	730,000	746,425
6.00%, 01/01/18	1,965,000	2,010,441
6.00%, 01/01/37	2,000,584	2,031,657
6.50%, 10/25/33	571,184	585,074
6.50%, 12/25/33	522,210	535,198
6.50%, 01/25/34	252,759	259,245
6.50%, 02/01/35	291,514	300,017
7.00%, 04/01/37	3,199,117	3,327,971
Federal National Mortgage Association TBA
4.50%, 01/01/19	550,000	541,234
5.00%, 01/15/22	2,650,000	2,652,486
5.00%, 01/15/37	4,530,000	4,419,581
5.50%, 01/15/37	725,000	724,094
6.00%, 01/15/38	3,395,000	3,446,984
6.50%, 01/01/35	930,000	955,865
Government National Mortgage Association TBA
5.00%, 01/01/35	700,000	689,718
5.50%, 01/15/37	195,000	196,402
6.00%, 01/15/37	690,000	706,388

Total Mortgage-Backed Obligations		31,970,590

24 Annual Report 2007

Asset-Backed Securities (5.3%)

	Shares or
	Principal Amount	Value

Americredit Automobile Receivables Trust, Series 04-BM, Class A4, 2.67%, 03/07/11	$253,198	$252,366
Bear Stearns Commercial Mortgage Securities, Series 04-PWR6, Class A4, 4.52%, 11/11/41	260,000	257,533
Bear Stearns Commercial Mortgage Securities, Series 05-PWR7, Class A3, 5.12%, 02/11/41	380,000	372,655
Capital One Multi-Asset Execution Trust,
4.95%, 08/15/12 (b)	995,000	1,000,597
Countrywide Asset-Backed Certificates, Series 03-5, Class MF1, 5.41%, 01/25/34	167,160	162,958
Credit Suisse Mortgage Capital Certificate, Series 07-C4, Class A3, 5.89%, 09/15/39 (c)	445,000	455,077
CS First Boston Mortgage Securities Corp., Series 01-CK1, Class A3, 6.38%, 12/18/35	268,089	278,341
CS First Boston Mortgage Securities Corp., Series 03-C4, Class A4, 5.14%, 08/15/36	480,000	484,172
First Horizion Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.00%, 08/25/36	423,742	421,502
Ford Credit Auto Owner Trust, Series 06-B, Class A3, 5.26%, 10/15/10	875,000	878,925
Greenwich Capital Commercial Funding Corp., 5.44%, 03/10/39	360,000	362,126
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A4, 4.80%, 08/10/42	285,000	274,180
LB-UBS Commercial Mortgage Trust, Series 05-C1, Class A4, 4.74%, 02/15/30	485,000	465,459
LB-UBS Commercial Mortgage Trust, Series 06-C4, Class A4, 5.88%, 06/15/38 (c)	190,000	198,279
MBNA Credit Card Master Note Trust, Series 2003-A1, Class A1, 3.30%, 07/15/10	485,000	484,354
Merrill Lynch Mortgage Trust, Series 06-C1, Class A4, 5.84%, 05/12/39 (c)	120,000	123,554
Merrill Lynch/ Countrywide Commercial Mortgage Trust, Series 07-6, Class A4, 5.49%, 03/12/51 (c)	245,000	246,567
Morgan Stanley Capital I , Series 07-IQ13, Class A4, 5.36%, 03/15/44	350,000	349,599
Morgan Stanley Capital I, Series 04-HQ3, Class A2, 4.05%, 01/13/41	390,000	386,095
Morgan Stanley Capital I, Series 05-IQ9, Class A5, 4.70%, 07/15/56	265,000	253,391
Morgan Stanley Capital I, Series 2007-HQ11, Class A4, 5.45%, 02/12/44 (c)	275,000	275,652
Morgan Stanley Dean Witter Capital I, Series 03-HQ2, Class A2, 4.92%, 03/12/35	250,000	249,823
Onyx Acceptance Grantor Trust, Series 04-C, Class A4, 3.50%, 12/15/11	197,472	196,494
PSE&G Transition Funding LLC, Series 01-1, Class A6, 6.61%, 06/15/15	240,000	256,860
Residential Asset Securities Corp., Series 02-KS4, Class AIIB, 5.36%, 07/25/32 (c)	10,987	10,253
Residential Asset Securities Corp., Series 03-KS5, Class AIIB, 5.45%, 07/25/33 (c)	16,859	16,166

2007 Annual Report 25

Statement of Investments (Continued)
December 31, 2007

JP Morgan NVIT Balanced Fund (Continued)

Asset-Backed Securities (continued)

	Shares or
	Principal Amount	Value

Specialty Underwriting & Residential Finance, Series 06-BC2, Class A2B, 5.57%, 02/25/37 (f)	$750,000	$740,742
Wachovia Asset Securitization, Inc., Series 03-HE2, Class AII1, 5.13%, 06/25/33 (c)	41,558	41,454

Total Asset-Backed Securities		9,495,174

Sovereign Bonds (1.0%)
Brazilian Government International Bond, 12.25%, 03/06/30	45,000	78,075
Federal Home Loan Mortgage Corporation, 6.75%, 03/15/31	375,000	469,892
Federal National Mortgage Association, 6.63%, 11/15/30	30,000	37,020
Guatemala Government Bond, 9.25%, 08/01/13	50,000	57,500
Republic of Argentina, 5.48%, 08/03/12 (c)	205,000	115,825
Russia Government International, 12.75%, 06/24/28	100,000	181,500
Ukraine Government International Bond
6.58%, 11/21/16	210,000	207,516
6.58%, 11/21/16 (b)	100,000	98,000
6.88%, 03/04/11	170,000	172,805
United Mexican States 8.00%, 09/24/22	225,000	276,525

Total Sovereign Bonds		1,694,658

Options Purchased (0.0%)
Federal Funds Call Dec 2007 (Strike Price $95.81)	11	115
Federal Funds Put Dec 2007 (Strike Price $94.75)	6	63
Federal Funds Put Dec 2007 (Strike Price $95.69)	11	115
U.S. 10-Year Note Future Call Feb 2008 (Strike Price $113.50)	22	20,281
U.S. 10-Year Note Future Call March 2008 (Strike Price $115.00)	13	10,359
U.S. 10-Year Note Future Call March 2008 (Strike Price $116.00)	28	7,000
U.S. 10-Year Note Future Call March 2008 (Strike Price $116.50)	19	3,859
U.S. 10-Year Note Future Put March 2008 (Strike Price $108.00)	10	625
U.S. 10-Year Note Future Put March 2008 (Strike Price $109.00)	11	1,547
U.S. 10-Year Note Future Put March 2008 (Strike Price $111.00)	31	14,047
U.S. Treasury Note Future Put Feb 2008 (Strike Price $111.00)	10	8,437

Total Options Purchased		66,448

U.S. Government Sponsored & Agency Obligations (7.1%)
U.S. Treasury Bills (e)
2.96%, 03/06/08	4,500,000	4,475,736
3.17%, 05/15/08	5,000,000	4,939,330
3.80%, 01/17/08 (g)	10,000	9,989
U.S. Treasury Bond,
4.25%, 09/30/12	125,000	129,385
U.S. Treasury Bonds
5.00%, 05/15/37	100,000	108,992
8.88%, 02/15/19	200,000	281,266
U.S. Treasury Inflation Protected Security,
2.63%, 07/15/17	435,000	473,160
U.S. Treasury Notes
4.13%, 08/31/12	370,000	380,955
4.13%, 05/15/15 (g)	175,000	178,432
4.63%, 02/29/08 — 11/30/08 (f) (g)	1,655,000	1,658,617
5.13%, 06/30/08 (f) (g)	80,000	80,662

Total U.S. Government Sponsored & Agency Obligations		12,716,524

United States (4.8%)
AIM Liquid Assets Portfolio	8,476,781	8,476,781

26 Annual Report 2007

Mutual1Funds (4.8%)

	Shares or
	Principal Amount	Value

U.S. Government Agency Long-Term Obligations (1.1%)
United States (1.1%)
Federal Home Loan Mortgage Corporation TBA	$1,900,000	$1,927,907

Commercial Mortgage Backed Securities (1.1%)
Citigroup/ Deutsche Bank Commercial Mortgage Trust	520,000	518,465
Greenwich Capital Commercial Funding Corp., Series 04-GG1, Class A3	1,160,275	1,153,455
LB-UBS Commercial Mortgage Trust, Series 2006, Class A4	250,000	247,185

Total Commercial Mortgage Backed Securities		1,919,105

Collateralized Mortgage Obligations (1.6%)
Countrywide Alternative Loan Trust, Series 04-28CB, Class 3A1	499,500	504,027
Countrywide Alternative Loan Trust, Series 06-J5, Class 1A1	709,816	709,128
CS First Boston Mortgage Securities Corp., Series 03-29, Class 7A1	77,277	77,088
Indymac Index Mortgage Loan Trust, Series 04-AR7, Class A1	62,955	61,772
Lehman Mortgage Trust, Series 2007-4, Class 4A1	95,624	94,236
Residential Funding Mortgage Securities Corp., Series 07-S8, Class 1A1	591,612	589,763
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 06-5, Class 2CB1	278,898	276,579
Wells Fargo Mortgage Backed Securities Trust, Series 2007-11, Class A96	342,141	340,644
Wells Fargo Mortgage Backed Securities Trust, Series 2007-5, Class 2A3	185,404	185,476

Total Collateralized Mortgage Obligations		2,838,713

Total Investments (Cost $191,950,877) (i) — 111.7%		199,414,932
Liabilities in excess of other assets — (11.7)%		(20,911,161)

NET ASSETS — 100.0%		$178,503,771

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Illiquid security.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2007. The maturity date represents the actual maturity date.

(d)	Security in default.

(e)	The rate reflected in the Statement of Investments is the effective yield as of December 31, 2007.

(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at December 31, 2007.

(g)	All or a part of the security was pledged as collateral for futures contracts as of December 31, 2007.

(i)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

GDR	Global Depositary Receipt

LP	Limited Partnership

TBA	To Be Announced.

See accompanying notes to financial statements.

2007 Annual Report 27

Statement of Investments (Continued)
December 31, 2007

As of December 31, 2007, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australia Dollar	02/05/08	(86,372)	$(75,487)	$(75,658)	$(171)
British Pound	02/05/08	(160,851)	(329,870)	(319,818)	10,052
Euro	02/05/08	(285,129)	(415,888)	(417,077)	(1,189)
Japanese Yen	02/05/08	(12,729,550)	(118,129)	(114,431)	3,698
Norwegian Krone	02/05/08	(675,683)	(123,782)	(124,365)	(583)

Total Short Contracts			$(1,063,156)	$(1,051,349)	$11,807

Long Contracts:
Australia Dollar	02/05/08	413,649	$382,233	$362,337	$(19,896)
British Pound	02/05/08	103,484	211,973	205,755	(6,218)
Euro	02/05/08	49,123	72,089	71,856	(233)
Japanese Yen	02/05/08	14,800,000	130,344	133,043	2,699
Swedish Krone	02/05/08	649,267	103,027	100,524	(2,503)
Swiss Franc	02/05/08	126,362	110,054	111,905	1,851

Total Long Contracts			$1,009,720	$985,420	$(24,300)

As of December 31, 2007, the Fund’s open forward foreign currency contracts were as follows:

							Unrealized
Delivery		Currency		Currency	Contract	Market	Appreciation/
Date		Received		Delivered	Value	Value	(Depreciation)

02/05/08	40,551	British Pound	647,664	Hong Kong Dollar	$83,590	$81,028	$(2,562)
02/05/08	65,004	Euro	10,511,147	Japanese Yen	93,368	93,965	597

					$176,958	$174,993	$(1,965)

At December 31, 2007, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of			Covered by	Appreciation
Contracts	Long Contracts	Expiration	Contracts	(Depreciation)

10	DAX INDEX FUTURE	03/20/08	2,976,617	45,362
3	EURO-BOND FUTURE	03/06/08	496,067	(11,689)
7	DJ EURO STOXX 50 INDEX FUTURE	03/20/08	453,848	2,891
9	HANG SENG INDEX FUTURE	01/31/08	1,610,833	52,160
2	JAPANESE 10-YEAR BOND FUTURE	03/11/08	2,452,999	4,906
45	U.S. TREASURY 5-YEAR NOTE	03/31/08	4,962,656	15,483
1	RUSSELL 200 FUTURE	03/31/08	386,100	(1,980)
20	U.S. TREASURY 2-YEAR NOTE	04/01/08	4,205,000	9,975
38	U.S. TREASURY 10-YEAR NOTE	03/31/08	4,308,844	15,847
24	U.S. TREASURY BOND FUTURE - LONG	03/19/08	2,793,000	(8,966)

			$24,645,964	$123,989

			Notional Value	Unrealized
Number of			Covered by	Appreciation
Contracts	Short Contracts	Expiration	Contracts	(Depreciation)

9	FTSE 100 INDEX FUTURE	03/20/08	(1,156,327)	(17,258)
6	S&P/TSE 60 INDEX FUTURE	03/20/08	(989,358)	(31,528)
3	IBEX 35 INDEX FUTURE	01/19/08	(662,702)	10,148
9	TOPIX INDEX FUTURE	03/13/08	(1,184,423)	79,877
20	U.S. 10-YEAR 6% SWAP FUTURE	03/17/08	(2,209,375)	(40,369)
8	U.S. 5-YEAR 6% SWAP FUTURE	03/17/08	(864,750)	(11,147)
9	S&P 500 EMINI FUTURE	03/20/08	(664,740)	6,525
42	RUSSELL MINI FUTURE	03/20/08	(3,243,240)	101,456

			$(10,974,915)	$97,704

The following is a summary of written option activity for the period ended December 31, 2007, by the Fund (Dollar amounts in thousands):

		Premiums
Written Options	Contract	Received

Balance at beginning of period	2	$1
Options written	713	328
Options expired	(138)	(11)
Options terminated in closing purchase transactions	(455)	(183)

Options outstanding at end of period	122	$135

At December 31, 2007, the Fund had the following outstanding options:

							Unrealized
		Expiration	Exercise	Number of	Premiums		Appreciation
Contracts	Type	Date	Price	Contracts	Received	Value	(Depreciation)

Fed Funds Option	Call	March 2008	111.00	4	3,238	(11,375)	$(8,137)
Fed Funds Option	Call	March 2008	112.00	15	12,534	(32,109)	(19,575)
Fed Funds Option	Call	March 2008	113.00	18	22,917	(28,125)	(5,208)
Fed Funds Option	Call	March 2008	114.00	35	37,430	(39,375)	(1,945)
Fed Funds Option	Call	March 2008	114.50	19	20,429	(18,110)	2,319
Fed Funds Option	Put	March 2008	112.00	12	9,008	(9,000)	8
Fed Funds Option	Put	March 2008	113.00	13	19,869	(15,234)	4,635
Fed Funds Option	Put	March 2008	114.00	6	9,467	(10,406)	(939)

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS							$(28,842)

28 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

JP Morgan NVIT
Balanced Fund

Assets:
Investments, at value (cost $191,950,877)	$199,414,932
Deposits with broker for futures	319,652
Foreign currencies, at value (cost $45,547)	44,244
Interest and dividends receivable	131,595
Receivable for capital shares issued	69,992
Receivable for investments sold	9,158,147
Unrealized appreciation on futures contracts	2,496
Unrealized appreciation on forward foreign currency contracts	21,070
Reclaims receivable	30,554
Prepaid expenses and other assets	417

Total Assets	209,193,099

Liabilities:
Payable to custodian	200,270
Call options written, at value (premiums received $135,818)	166,516
Payable for variation margin on futures contracts	162,290
Payable for investments purchased	29,808,289
Unrealized depreciation on forward foreign currency contracts	35,528
Payable for capital shares redeemed	86,530
Accrued expenses and other payables:
Investment advisory fees	111,502
Fund administration and transfer agent fees	21,032
Administrative servicing fees	62,392
Custodian fees	1,470
Compliance program costs	961
Other	32,548

Total Liabilities	30,689,328

Net Assets	$178,503,771

Represented by:
Capital	$155,518,760
Accumulated net investment income	448,411
Accumulated net realized gains from investment, futures, options and foreign currency transactions	14,893,166
Net unrealized appreciation on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	7,643,433

Net Assets	$178,503,771

Net Assets:
Class I Shares	$130,555,989
Class IV Shares	47,947,782

Total	$178,503,771

Shares outstanding (unlimited number of shares authorized):
Class I Shares	11,911,768
Class IV Shares	4,374,637

Total	16,286,405

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively) (a):
Class I Shares	$10.95
Class IV Shares	$10.95

(a)	The NAV reported above represents the traded NAV at December 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2007 Annual Report 29

Statements of Operations
For the Year Ended December 31, 2007

JP Morgan NVIT
Balanced Fund

INVESTMENT INCOME:
Interest income	$3,343,412
Dividend income	2,873,751
Foreign tax withholding	(24,074)

Total Income	6,193,089

Expenses:
Investment advisory fees	1,400,141
Fund administration and transfer agent fees	150,421
Administrative servicing fees Class I Shares	249,892
Administrative servicing fees Class IV Shares	74,414
Custodian fees	15,468
Trustee fees	9,751
Compliance program costs (Note 3)	562
Other	71,109

Total expenses before earnings credit	1,971,758
Earnings credit (Note 5)	(7,734)

Net Expenses	1,964,024

Net Investment Income	4,229,065

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	15,227,917
Net realized gains on futures transactions	416,115
Net realized losses on option transactions	(21,469)
Net realized gains on foreign currency transactions	201,701

Net realized gains on investment transactions, futures transactions, options and foreign currency transactions	15,824,264
Net change in unrealized depreciation on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	(10,808,265)

Net realized/unrealized gains on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	5,015,999

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,245,064

See accompanying notes to financial statements.

30 Annual Report 2007

Statements of Changes in Net Assets

	JP Morgan NVIT Balanced Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,229,065	$4,751,767
Net realized gains on investment, futures, options and foreign currency transactions	15,824,264	10,980,152
Net change in unrealized appreciation/depreciation on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	(10,808,265)	8,226,471

Change in net assets resulting from operations	9,245,064	23,958,390

Distributions to shareholders from:
Net investment income:
Class I	(3,117,614)	(3,718,752)
Class IV	(1,049,170)	(1,110,742)
Net realized gains:
Class I	(3,971,841)	–
Class IV	(1,304,687)	–

Change in net assets from shareholder distributions	(9,443,312)	(4,829,494)

Change in net assets from capital transactions	(24,036,224)	(42,763,019)

Change in net assets	(24,234,472)	(23,634,123)
Net Assets:
Beginning of period	202,738,243	226,372,366

End of period	$178,503,771	$202,738,243

Accumulated net investment income (loss) at end of period	$448,411	$57,107

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,584,177	$6,957,239
Dividends reinvested	7,089,430	3,718,752
Cost of shares redeemed	(39,018,013)	(49,098,573)

	(24,344,406)	(38,422,582)

Class IV Shares
Proceeds from shares issued	4,077,420	1,636,045
Dividends reinvested	2,353,849	1,110,742
Cost of shares redeemed	(6,123,087)	(7,087,224)

	308,182	(4,340,437)

Change in net assets from capital transactions	$(24,036,224)	$(42,763,019)

See accompanying notes to financial statements.

2007 Annual Report 31

Statements of Changes in Net Assets (Continued)

	JP Morgan NVIT Balanced Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	679,822	671,394
Reinvested	640,496	356,176
Redeemed	(3,492,081)	(4,746,078)

	(2,171,763)	(3,718,508)

Class IV Shares
Issued	364,000	156,782
Reinvested	212,685	106,328
Redeemed	(547,410)	(682,448)

	29,275	(419,338)

Total change in shares	(2,142,488)	(4,137,846)

See accompanying notes to financial statements.

32 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

JP Morgan NVIT Balanced Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$8.06	0.15	1.32	1.47	(0.15)
Year ended December 31, 2004	$9.38	0.19	0.60	0.79	(0.19)
Year ended December 31, 2005	$9.98	0.20	0.05	0.25	(0.20)
Year ended December 31, 2006	$10.03	0.24	0.97	1.21	(0.24)
Year ended December 31, 2007	$11.00	0.25	0.25	0.50	(0.24)
Class IV Shares
Period ended December 31, 2003 (f)	$8.23	0.11	1.16	1.27	(0.12)
Year ended December 31, 2004	$9.38	0.19	0.60	0.79	(0.19)
Year ended December 31, 2005	$9.98	0.21	0.05	0.26	(0.21)
Year ended December 31, 2006	$10.03	0.24	0.98	1.22	(0.25)
Year ended December 31, 2007	$11.00	0.25	0.26	0.51	(0.25)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses to
	Realized	Total	Value, End	Total	Period	Average Net
	Gains	Distributions	of Period	Return (a)	(000s)	Assets (b)

Class I Shares
Year ended December 31, 2003	–	(0.15)	$9.38	18.41%	$182,056	0.98%
Year ended December 31, 2004	–	(0.19)	$9.98	8.49%	$189,232	0.98%
Year ended December 31, 2005	–	(0.20)	$10.03	2.54%	$178,569	0.99%
Year ended December 31, 2006	–	(0.24)	$11.00	12.25%	$154,931	1.01%
Year ended December 31, 2007	(0.31)	(0.55)	$10.95	4.63%	$130,556	1.02%
Class IV Shares
Period ended December 31, 2003 (f)	–	(0.12)	$9.38	15.47%	$50,811	0.91%
Year ended December 31, 2004	–	(0.19)	$9.98	8.54%	$51,061	0.91%
Year ended December 31, 2005	–	(0.21)	$10.03	2.62%	$47,803	0.91%
Year ended December 31, 2006	–	(0.25)	$11.00	12.30%	$47,807	0.97%
Year ended December 31, 2007	(0.31)	(0.56)	$10.95	4.65%	$47,948	1.00%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
	Ratio of	Ratio of	Investment
	Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2003	1.80%	(e)	(e)	310.16%
Year ended December 31, 2004	1.96%	(e)	(e)	293.17%
Year ended December 31, 2005	1.97%	(e)	(e)	328.26%
Year ended December 31, 2006	2.22%	(e)	(e)	312.59%
Year ended December 31, 2007	2.19%	1.03%	2.19%	268.79%
Class IV Shares
Period ended December 31, 2003 (f)	1.79%	0.96%	1.74%	310.16%
Year ended December 31, 2004	2.02%	0.98%	1.95%	293.17%
Year ended December 31, 2005	2.05%	0.99%	1.96%	328.26%
Year ended December 31, 2006	2.26%	1.01%	2.22%	312.59%
Year ended December 31, 2007	2.20%	1.01%	2.21%	268.79%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	There were no fee waivers/reimbursements during the period.

(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 33

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the JP Morgan NVIT Balanced Fund (the “Fund”) (formerly “J.P. Morgan GVIT Balanced Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

34 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(d)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not

2007 Annual Report 35

Notes to Financial Statements (Continued)
December 31, 2007

exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(e)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(f)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

36 Annual Report 2007

(h)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. JPMorgan Investment Management Inc. (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Fee Schedule	Fees

Up to $100 million	0.75%

$100 million or more	0.70%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $628,631 for the year ended December 31, 2007.

2007 Annual Report 37

Notes to Financial Statements (Continued)
December 31, 2007

Prior to May 1, 2006, NFA and the Fund had entered into a written contract (“Expense Limitation Agreement”) that limited operating expenses (excluding certain Fund expenses including, but not limited to taxes, interest, brokerage commissions, short-sale dividend expenses) from exceeding 0.91% for the Fund’s Class IV shares. NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of the year ended December 31, 2007, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA would be:

Amount Fiscal	Amount Fiscal
Year 2005	Year 2006

$41,390	$16,988

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”(“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining

38 Annual Report 2007

shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $609,199 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, management portion of such costs amounted to $562.

4. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $511,750,343 and sales of $544,163,031.

For the year ended December 31, 2007, the Fund had purchases of $442,341,954 and sales of $411,870,217 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal,

2007 Annual Report 39

Notes to Financial Statements (Continued)
December 31, 2007

greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

40 Annual Report 2007

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$5,503,442	$3,939,870	$9,443,312	$—	$9,443,312

2006	$4,829,494	$—	$4,829,494	$—	$4,829,494

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$3,483,568	$12,509,400	$15,992,968	$—	$—	$6,992,042	$22,985,010

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31,2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$192,589,580	$14,972,548	$(8,147,196)	$6,825,352

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October currency losses in the amount of $284,133.

2007 Annual Report 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JP Morgan NVIT Balanced Fund (formerly J.P. Morgan GVIT Balanced Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

42 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 25% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $3,939,870 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 43

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

44 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 45

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

46 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 47

Nationwide NVIT Mid Cap Growth Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-FHIB (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Mid Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Mid Cap Growth Fund (Class I at NAV) returned 9.01% versus 11.43% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 154 funds as of Dec. 31, 2007) was 16.46% for the same period.

Can you describe the market environment during the reporting period?

The equity markets experienced significant volatility throughout 2007, with a steep sell-off driven by concerns about housing and related credit markets. During September, however, the markets rallied — in part, due to an interest-rate cut by the Federal Reserve Board. While most broad-based benchmarks generated positive returns for the year, significant variability existed between market styles. For instance, within the mid-capitalization sector, growth stocks materially outperformed their core and value counterparts. Furthermore, within the growth universe, the leadership was very narrow. The market was led higher by cyclical growth stocks, specifically those within the energy, materials and industrial sectors. While these three sectors represented a minority of the benchmark weight, they generated the majority of the overall benchmark return.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited from strong stock selection within the health-care and consumer discretionary sectors, which comprised 18% and 17% of the portfolio, respectively. Significant contributors in the health-care sector included Intuitive Surgical, Inc., a medical device manufacturer, and Express Scripts, Inc., a pharmacy benefit management company. Intuitive Surgical, Inc. continues to benefit from broad acceptance by the medical community of its state-of-the-art surgical robot. Express Scripts has seen an increase in the use of generic prescriptions, which have higher profitability, leading to strong financial performance. Outperformance in the consumer discretionary sector was driven by the Fund’s holdings of GameStop Corp., a specialty retail chain catering to video gamers, and Gildan Activewear Inc., a leading manufacturer of branded basic active wear. Given these companies’ strong fundamentals and attractive valuations, the Fund continues to hold positions in each.

What areas detracted from Fund performance?

Offsetting the Fund’s strength was the performance return of the energy sector. Not only was the Fund underweight (8% versus 10% for the benchmark) in this very strong sector, but the Fund’s holdings, which were focused on domestic natural gas exploration and production and drilling, lagged the overall sector. Poor stock representation within the industrials sector also hampered Fund performance during the reporting period. Industries within this sector — such as machinery, construction and engineering, and conglomerates—led performance within the benchmark. Given the historically erratic earnings performance of these industries, the Fund had very little exposure to these market leaders. From a stock selection standpoint, Office Depot, Inc., a chain of office product warehouse stores in the United States and internationally, and Network Appliance, Inc., a computer storage hardware manufacturer, were the two greatest detractors from Fund performance during the reporting period. Office Depot’s earnings were negatively affected by the slowdown in the office supply sector, while Network Appliance lowered financial expectations during the second quarter of 2007, based on a more competitive environment.

What is your outlook for the near term?

We feel that the portfolio is well positioned for the current market environment. Despite worries about credit, housing, consumer spending and commodity pressures, we maintain a disciplined approach to finding companies that we determine to be high-quality growth stocks, regardless of prevailing market conditions.

Typically, when the market progresses through the latter stages of the earnings cycle, investors begin to seek out best-in-class companies with sustainable earnings growth, which we feel is our competitive advantage. The economic forecast for 2008 is for slow growth heading into the first half of the year. Historically, periods of slowing economic and earnings growth have led investors to seek out higher-earnings-quality companies with highly dependable business models. Consequently, we anticipate a shift in investor focus away from the lower-quality stocks that have led the market during the past few years. It is in this environment that, historically, our investment strategy has been most rewarded.

We continue to review every holding in the portfolio on a regular basis and are aggressively selling positions when fundamentals are deteriorating, resulting in a portfolio of high-conviction, high-quality ideas at all times. We continue to believe that the Fund is protected on the downside by careful stock selection. Our core philosophy has not changed; the Fund portfolio is positioned as relatively sector-neutral, because we prefer to let stock selection—rather than sector weightings—drive performance. We believe that money follows consistency in earnings growth and avoids decelerating earnings growth. Consistent with our experience, we expect the market to reward a disciplined approach to buying well-managed growth companies.

Subadviser:

NorthPointe Capital® LLC
Portfolio Manager:
Robert D. Glise, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with NorthPointe Capital LLC.

2007 Annual Report 5

Fund Performance	Nationwide NVIT Mid Cap Growth Fund

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Gross	Net
				Expense	Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*	Ratio*

Class I2	9.01%	16.04%	10.57%	0.98%	0.98%

Class II [2]	8.73%	15.83%	10.20%	1.23%	1.23%

Class III [2]	8.97%	16.06%	10.58%	0.99%	0.99%

Class IV [3]	9.04%	16.08%	10.59%	0.98%	0.95%

*	As of December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	These returns until April 28, 2003 are based on the performance of the Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio’s assets by the Fund and restatement of the performance of Class I, Class II and Class III shares. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class I, Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

[3]	The Fund’s predecessor, Market Street Mid Cap Growth Portfolio (the “Portfolio”), commenced operations on May 1, 1989. As of April 28, 2003, the Strong GVIT Mid Cap Growth Fund (renamed Nationwide NVIT Mid Cap Growth Fund) acquired all of the assets, subject to stated liabilities, of the Portfolio. As a result, the performance of the Nationwide NVIT Mid Cap Growth Fund was restated to reflect the performance of the Portfolio because the Portfolio was the survivor for performance purposes. The performance of the Strong GVIT Mid Cap Growth Fund prior to April 28, 2003 is no longer reflected when performance is presented for the Fund.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the Nationwide NVIT Mid Cap Growth Fund, Russell Midcap Growth Index (Russell Midcap Growth)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth is an unmanaged index of mid-capitalization growth stocks of U.S. companies that measures the performance of the stocks of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide NVIT Mid Cap Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During	During
			Account	Account	Period ($)	Period (%)
			Value ($)	Value ($)	07/01/07 -	07/01/07 -
Nationwide NVIT Mid Cap Growth Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	997.20	4.98	0.99
	Hypothetical	[b]	1,000.00	1,020.21	5.04	0.99

Class II	Actual		1,000.00	996.00	6.09	1.21
	Hypothetical	[b]	1,000.00	1,019.11	6.16	1.21

Class III	Actual		1,000.00	996.90	5.13	1.02
	Hypothetical	[b]	1,000.00	1,020.06	5.19	1.02

Class IV	Actual		1,000.00	997.20	4.78	0.95
	Hypothetical	[b]	1,000.00	1,020.42	4.84	0.95

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Nationwide NVIT Mid Cap Growth Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	92.8%
Repurchase Agreements	5.2%
Other Investments*	4.1%
Liabilities in excess of other assets**	-2.1%

100.0%

Top Industries

IT Services	6.6%
Semiconductors & Semiconductor Equipment	6.4%
Health Care	5.6%
Capital Markets	5.5%
Diversified Financial Services	5.0%
Textiles, Apparel & Luxury Goods	4.8%
Life Sciences Tools & Services	4.5%
Retail	4.5%
Machinery	4.4%
Oil, Gas & Consumable Fuels	4.0%
Other	48.7%

100.0%

Top Holdings***

Fiserv, Inc.	3.0%
Express Scripts, Inc.	2.7%
MEMC Electronic Materials, Inc.	2.4%
XTO Energy, Inc.	1.9%
Thermo Fisher Scientific, Inc.	1.9%
Waters Corp.	1.8%
IntercontinentalExchange, Inc.	1.8%
TD Ameritrade Holding Corp.	1.8%
Ecolab	1.8%
Barr Pharmaceuticals, Inc.	1.7%
Other	79.2%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Mid Cap Growth Fund

Common Stocks (92.8%)

	Shares	Value

Air Freight & Logistics (0.4%)
Expeditors International of Washington, Inc.	45,400	$2,028,472

Auto Components (2.4%)
Gentex Corp.	344,600	6,123,542
LKQ Corp.*	262,900	5,526,158

		11,649,700

Automobiles (1.2%)
Oshkosh Corp.	127,300	6,016,198

Capital Markets (5.5%)
Affiliated Managers Group, Inc.* (a)	40,500	4,757,130
GFI Group, Inc.* (a)	87,600	8,385,072
Invesco Ltd.	163,100	5,118,078
TD Ameritrade Holding Corp.*	440,300	8,832,418

		27,092,698

Chemicals (1.8%)
Ecolab, Inc.	170,000	8,705,700

Commercial Services & Supplies (2.0%)
Dun & Bradstreet Corp.	48,000	4,254,240
Stericycle, Inc.*	91,300	5,423,220

		9,677,460

Communications Equipment (3.6%)
Foundry Networks, Inc.*	298,500	5,229,720
Harris Corp.	116,900	7,327,292
NeuStar, Inc.*	182,700	5,239,836

		17,796,848

Computers & Peripherals (2.2%)
Logitech International SA ADR — CH* (a)	175,200	6,419,328
Metavante Technology, Inc.*	193,800	4,519,416

		10,938,744

Construction & Engineering (1.0%)
Aecom Technology Corp.*	174,710	4,991,465

Consumer Goods (0.7%)
Jarden Corp.*	145,950	3,445,879

Containers & Packaging (1.1%)
Ball Corp.	126,200	5,679,000

Diversified Consumer Services (2.8%)
Apollo Group, Inc., Class A*	107,700	7,555,155
DeVry, Inc.	120,100	6,240,396

		13,795,551

Diversified Financial Services (5.0%)
CME Group, Inc.	10,800	7,408,800
Interactive Brokers Group, Inc., Class A*	253,470	8,192,150
IntercontinentalExchange, Inc.*	45,960	8,847,300

		24,448,250

Electrical Equipment (1.5%)
Belden, Inc.	88,000	3,916,000
General Cable Corp.*	47,700	3,495,456

		7,411,456

Energy Equipment & Services (3.2%)
National-Oilwell Varco, Inc.*	91,500	6,721,590
Patterson-UTI Energy, Inc.	268,400	5,239,168
Suntech Power Holdings Co. Ltd. ADR* — CN	31,300	2,576,616
TETRA Technologies, Inc.*	73,200	1,139,724

		15,677,098

Gaming (1.6%)
Penn National Gaming Inc.*	130,100	7,747,455

Health Care Equipment & Supplies (6.3%)
Immucor, Inc.*	227,900	7,746,321
Intuitive Surgical, Inc.*	17,800	5,776,100
St. Jude Medical, Inc.*	181,400	7,372,096
Varian Medical Systems, Inc.*	125,100	6,525,216
Ventana Medical Systems, Inc.*	43,000	3,750,890

		31,170,623

Health Care Providers & Services (3.9%)
Express Scripts, Inc.*	183,800	13,417,400
VCA Antech, Inc.*	134,300	5,940,089

		19,357,489

Insurance (1.9%)
Brown & Brown, Inc.	221,500	5,205,250
W.R. Berkley Corp.	136,600	4,072,046

		9,277,296

Internet & Catalog Retail (1.1%)
priceline.com, Inc.*	48,600	5,582,196

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Internet Software & Services (0.8%)
DealerTrack Holdings, Inc.*	123,700	$4,140,239

IT Services (4.7%)
Cognizant Technology Solutions Corp.*	161,500	5,481,310
Fiserv, Inc.*	270,000	14,982,300
VeriFone Holdings, Inc.* (a)	107,000	2,487,750

		22,951,360

Life Sciences Tools & Services (3.8%)
Thermo Fisher Scientific, Inc.*	164,100	9,465,288
Waters Corp.*	115,000	9,093,050

		18,558,338

Machinery (3.2%)
Actuant Corp. (a)	217,900	7,410,779
Graco, Inc.	46,500	1,732,590
Harsco Corp.	103,800	6,650,466

		15,793,835

Media (0.7%) (a)
Focus Media Holding Ltd. ADR* — CN	61,100	3,471,091

Oil, Gas & Consumable Fuels (4.9%)
EOG Resources, Inc.	64,700	5,774,475
Matrix Service Corp.*	199,100	4,344,362
World Fuel Services Corp.	149,807	4,348,897
XTO Energy, Inc.	187,262	9,617,777

		24,085,511

Pharmaceuticals (2.7%)
Barr Pharmaceuticals, Inc.*	158,400	8,411,040
United Therapeutics Corp.*	48,700	4,755,555

		13,166,595

Road & Rail (1.0%) (a)
J.B. Hunt Transport Services, Inc.	186,300	5,132,565

Semiconductors & Semiconductor Equipment (6.4%)
Diodes, Inc.* (a)	170,873	5,138,136
MEMC Electronic Materials, Inc.*	131,300	11,618,737
ON Semiconductor Corp.*	546,600	4,853,808
SiRF Technology Holdings, Inc.*	179,700	4,515,861
Tessera Technologies, Inc.*	132,201	5,499,562

		31,626,104

Software (2.7%)
Intuit, Inc.*	201,000	6,353,610
MICROS Systems, Inc.*	99,100	6,952,856

		13,306,466

Specialty Retail (4.5%)
Abercrombie & Fitch Co., Class A	57,000	4,558,290
Advance Auto Parts, Inc.	92,800	3,525,472
GameStop Corp.*	114,400	7,105,384
J Crew Group, Inc.*	85,290	4,111,831
Williams-Sonoma, Inc.	113,500	2,939,650

		22,240,627

Textiles, Apparel & Luxury Goods (4.8%)
Coach, Inc.*	147,800	4,519,724
CROCS, Inc.*	97,600	3,592,656
Gildan Activewear, Inc.*	134,000	5,515,440
Iconix Brand Group, Inc.* (a)	358,300	7,044,178
Phillips-Van Heusen Corp.	81,900	3,018,834

		23,690,832

Trading Companies & Distributors (1.3%) (a)
Fastenal Co.	162,200	6,556,124

Wireless Telecommunication Services (2.1%)
Millicom International Cellular S.A.*	39,500	4,658,630
NII Holdings, Inc., Class B*	119,800	5,788,736

		10,447,366

Total Common Stocks		457,656,631

Repurchase Agreements (5.2%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $1,456,633, collateralized by Government National Mortgage Association with a market value of $1,485,418	$1,456,292	1,456,292
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $12,837,221, collateralized by U.S. Government Agencies with a market value of $13,090,897	12,834,212	12,834,212

10 Annual Report 2007

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $11,232,569, collateralized by U.S. Government Agency Mortgages with a market value of $11,454,535	$11,229,936	$11,229,936

Total Repurchase Agreements		25,520,440

Securities Purchased With Collateral For Securities On Loan (4.1%)
Repurchase Agreement (4.1%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $20,278,797, collateralized by U.S. Government Agency Mortgages with a market value of $20,678,916	20,273,447	20,273,447

Total Securities Purchased With Collateral For Securities On Loan		20,273,447

Total Investments (Cost $445,078,900) (b) — 102.1%		503,450,518
Liabilities in excess of other assets — (2.1)%		(10,350,023)

NET ASSETS — 100.0%		$493,100,495

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of December 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

See Accompanying Notes to Financial Statements.

2007 Annual Report 11

Statement of Assets and Liabilities
December 31, 2007

Nationwide
NVIT Mid Cap
Growth Fund

Assets:
Investments, at value (cost $399,285,013)*	$457,656,631
Repurchase agreements, at cost and value	45,793,887

Total Investments	503,450,518

Interest and dividends receivable	177,247
Receivable for capital shares issued	719,485
Receivable for investments sold	19,024,486
Prepaid expenses and other assets	1,577

Total Assets	523,373,313

Liabilities:
Payable for investments purchased	9,479,590
Payable upon return of securities loaned (Note 2)	20,273,447
Payable for capital shares redeemed	59,845
Accrued expenses and other payables:
Investment advisory fees	311,597
Fund administration and transfer agent fees	8,551
Distribution fees	60,252
Administrative servicing fees	47,462
Compliance program costs	2,105
Other	29,969

Total Liabilities	30,272,818

Net Assets	$493,100,495

Represented by:
Capital	$505,345,686
Accumulated net investment loss	—
Accumulated net realized losses from investment transactions	(70,616,809)
Net unrealized appreciation on investments	58,371,618

Net Assets	$493,100,495

Net Assets:
Class I Shares	$113,458,099
Class II Shares	288,031,900
Class III Shares	1,504,210
Class IV Shares	90,106,286

Total	$493,100,495

Shares outstanding (unlimited number of shares authorized):
Class I Shares	3,487,584
Class II Shares	8,927,406
Class III Shares	46,192
Class IV Shares	2,765,393

Total	15,226,575

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$32.53
Class II Shares	$32.26
Class III Shares	$32.56
Class IV Shares	$32.58

*	Includes value of securities on loan of $19,770,161 (Note 2).

See accompanying notes to financial statements.

12 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Nationwide
NVIT Mid Cap
Growth Fund

INVESTMENT INCOME:
Interest income	$887,652
Dividend income	1,295,839
Income from securities lending (Note 2)	258,460

Total Income	2,441,951

Expenses:
Investment advisory fees	3,191,973
Fund administration and transfer agent fees	209,471
Distribution fees Class II Shares	535,175
Administrative servicing fees Class I Shares	190,959
Administrative servicing fees Class II Shares	314,619
Administrative servicing fees Class III Shares	2,520
Administrative servicing fees Class IV Shares	129,474
Custodian fees	20,516
Trustee fees	20,843
Compliance program costs (Note 3)	1,951
Other	103,854

Total expenses before earnings credit and expenses reimbursed	4,721,355
Expenses Reimbursed	(3,955)
Earnings credit (Note 6)	(2,037)

Net Expenses	4,715,363

Net Investment Loss	(2,273,412)

REALIZED/ UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains on investment transactions	26,385,733
Net change in unrealized appreciation on investments	8,517,425

Net realized/unrealized gains on investments	34,903,158

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,629,746

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets

	Nationwide NVIT Mid Cap Growth Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(2,273,412)	$(203,311)
Net realized gains on investment transactions	26,385,733	32,776,759
Net change in unrealized appreciation/depreciation on investments	8,517,425	(5,885,274)

Change in net assets resulting from operations	32,629,746	26,688,174

Change in net assets from capital transactions	116,700,721	59,514,054

Change in net assets	149,330,467	86,202,228

Net Assets:
Beginning of period	343,770,028	257,567,800

End of period	$493,100,495	$343,770,028

Accumulated net investment loss at end of period	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$12,388,914	$21,477,197
Cost of shares redeemed	(33,921,802)	(43,213,316)

	(21,532,888)	(21,736,119)

Class II Shares
Proceeds from shares issued	158,552,058	97,680,163
Cost of shares redeemed	(9,539,051)	(4,721,957)

	149,013,007	92,958,206

Class III Shares
Proceeds from shares issued	396,708	222,722
Cost of shares redeemed (a)	(328,598)	(412,205)

	68,110	(189,483)

Class IV Shares
Proceeds from shares issued	3,077,330	3,926,625
Cost of shares redeemed	(13,924,838)	(15,445,175)

	(10,847,508)	(11,518,550)

Change in net assets from capital transactions	$116,700,721	$59,514,054

See accompanying notes to financial statements.

14 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Mid Cap Growth Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	388,977	743,788
Redeemed	(1,059,673)	(1,524,436)

	(670,696)	(780,648)

Class II Shares
Issued	4,990,175	3,410,340
Redeemed	(297,992)	(166,524)

	4,692,183	3,243,816

Class III Shares
Issued	11,977	7,716
Redeemed	(10,138)	(14,563)

	1,839	(6,847)

Class IV Shares
Issued	96,846	136,419
Redeemed	(433,730)	(538,803)

	(336,884)	(402,384)

Total change in shares	3,686,442	2,053,937

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 15

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Mid Cap Growth Fund

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net Asset
	Beginning	Income	Gains on	Investment	Value, End	Total
	of Period	(Loss)	Investments	Activities	of Period	Return (a)

Class I Shares
Period ended December 31, 2003 (e)	$16.53	$(0.07)	$4.99	$4.92	$21.45	29.76%
Year ended December 31, 2004	$21.45	$(0.11)	$3.40	$3.29	$24.74	15.34%
Year ended December 31, 2005	$24.74	$(0.13)	$2.54	$2.41	$27.15	9.74%
Year ended December 31, 2006	$27.15	$– (g)	$2.69	$2.69	$29.84	9.91%
Year ended December 31, 2007	$29.84	$(0.14)	$2.83	$2.69	$32.53	9.01%
Class II Shares
Year ended December 31, 2003	$16.77	$(0.03)	$4.69	$4.66	$21.43	27.79%
Year ended December 31, 2004	$21.43	$(0.09)	$3.35	$3.26	$24.69	15.21%
Year ended December 31, 2005	$24.69	$(0.11)	$2.48	$2.37	$27.06	9.60%
Year ended December 31, 2006	$27.06	$(0.06)	$2.67	$2.61	$29.67	9.65%
Year ended December 31, 2007	$29.67	$(0.16)	$2.75	$2.59	$32.26	8.73%
Class III Shares
Year ended December 31, 2003	$16.53	$(0.03)	$4.98	$4.95	$21.48	29.95%
Year ended December 31, 2004	$21.48	$(0.10)	$3.39	$3.29	$24.77	15.32%
Year ended December 31, 2005	$24.77	$(0.11)	$2.52	$2.41	$27.18	9.73%
Year ended December 31, 2006	$27.18	$– (g)	$2.70	$2.70	$29.88	9.93%
Year ended December 31, 2007	$29.88	$(0.13)	$2.81	$2.68	$32.56	8.97%
Class IV Shares
Year ended December 31, 2003 (h)	$15.46	$(0.10)	$6.10	$6.00	$21.46	38.81%
Year ended December 31, 2004	$21.46	$(0.11)	$3.40	$3.29	$24.75	15.33%
Year ended December 31, 2005	$24.75	$(0.11)	$2.54	$2.43	$27.18	9.82%
Year ended December 31, 2006	$27.18	$0.01	$2.69	$2.70	$29.88	9.93%
Year ended December 31, 2007	$29.88	$(0.13)	$2.83	$2.70	$32.58	9.04%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data

						Ratio of
					Ratio of	Investment
			Ratio of Net		Expenses	Income (Loss)
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses to	Income (Loss)		Reimbursements)	Reimbursements)
	Period	Average Net	to Average		to Average	to Average		Portfolio
	(000s)	Assets (b)	Net Assets (b)		Net Assets (b)(c)	Net Assets (b)(c)		Turnover (d)

Class I Shares
Period ended December 31, 2003 (e)	$137,837	0.98%	(0.49%	)	(f)	(f)		109.73%
Year ended December 31, 2004	$149,324	0.98%	(0.51%	)	(f)	(f)		90.14%
Year ended December 31, 2005	$134,094	1.01%	(0.48%	)	(f)	(f)		56.01%
Year ended December 31, 2006	$124,091	0.98%	0.00%		(f)	(f)		65.88%
Year ended December 31, 2007	$113,458	0.97%	(0.41%	)	0.98%	(0.41%	)	80.29%
Class II Shares
Year ended December 31, 2003	$2,388	1.17%	(0.64%	)	(f)	(f)		109.73%
Year ended December 31, 2004	$14,256	1.08%	(0.61%	)	(f)	(f)		90.14%
Year ended December 31, 2005	$26,825	1.16%	(0.63%	)	(f)	(f)		56.01%
Year ended December 31, 2006	$125,647	1.23%	(0.37%	)	(f)	(f)		65.88%
Year ended December 31, 2007	$288,032	1.22%	(0.65%	)	1.22%	(0.65%	)	80.29%
Class III Shares
Year ended December 31, 2003	$628	0.98%	(0.48%	)	(f)	(f)		109.73%
Year ended December 31, 2004	$1,190	0.98%	(0.50%	)	(f)	(f)		90.14%
Year ended December 31, 2005	$1,392	1.01%	(0.48%	)	(f)	(f)		56.01%
Year ended December 31, 2006	$1,325	0.99%	(0.01%	)	(f)	(f)		65.88%
Year ended December 31, 2007	$1,504	1.00%	(0.43%	)	1.00%	(0.43%	)	80.29%
Class IV Shares
Year ended December 31, 2003 (h)	$89,413	0.95%	(0.51%	)	1.02%	(0.58%	)	109.73%
Year ended December 31, 2004	$95,854	0.95%	(0.48%	)	0.98%	(0.51%	)	90.14%
Year ended December 31, 2005	$95,257	0.95%	(0.42%	)	1.01%	(0.48%	)	56.01%
Year ended December 31, 2006	$92,707	0.95%	0.03%		0.98%	0.02%		65.88%
Year ended December 31, 2007	$90,106	0.95%	(0.37%	)	0.96%	(0.37%	)	80.29%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(f)	There were no fee reductions during the period.
(g)	The amount is less than $0.005 per share.
(h)	The Nationwide Mid Cap Growth Fund retained the financial history of the Market Street Mid Cap Growth Fund and the existing shares of the Fund were designated Class IV shares.

See accompanying notes to financial statements.

16 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Mid Cap Growth Fund (the “Fund”) (formerly the “Gartmore GVIT Mid Cap Growth Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

18 Annual Report 2007

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(e)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral

$19,770,161	$20,273,447

(i)	Distributions to Shareholders

The Fund’s distributions from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the

20 Annual Report 2007

Fund. Effective May 1, 2007, NorthPointe Capital, LLC (“NorthPointe”) became the subadviser for the Fund. NorthPointe manages the Fund’s investments and has responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule for the year ended December 31, 2007:

Fee Schedule	Fees

Up to $200 million	0.75%

$200 million or more	0.70%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $1,357,176 for the period ended December 31, 2007.

Effective May 1, 2007, NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses (excluding any taxes, interest, brokerage commissions, short-sale dividend expenses, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.95% for Class IV Shares until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made(as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of the year ended December 31, 2007, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA would be:

Amount Fiscal Year 2005	Amount Fiscal Year 2006	Amount Fiscal Year 2007

$54,418	$27,983	$3,955

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”(“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) ( a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc.” (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III shares of shares of the Fund 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $2,976,886 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $1,951.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by

22 Annual Report 2007

short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had no contributions to capital due to collection of redemption fees.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $413,948,895 and sales of $333,283,354.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

Distributions paid from
Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$—	$—	$—	$—	$—

2006	$—	$—	$—	$—	$—

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$(69,667,861)	$57,422,670	$(12,245,191)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

24 Annual Report 2007

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$446,027,848	$76,221,794	$(18,799,124)	$57,422,670

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires

$13,069,786	2009

$56,598,075	2010

2007 Annual Report 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Mid Cap Growth Fund (formerly Gartmore GVIT Mid Cap Growth Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

26 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 29

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2007

Van Kampen NVIT Comstock Value Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-FHIB (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Van Kampen NVIT Comstock Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Van Kampen NVIT Comstock Value Fund (Class I at NAV) registered -2.22% versus -0.17% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Equity Income Funds (consisting of 58 funds as of Dec. 31, 2007) was 2.69% for the same period.

Can you describe the market environment during the reporting period?

Despite the strong performance of the broad stock market during the first half of the year, rising uncertainties about the U.S. economy dampened performance in the second half of the year. Investors worried about how well the economy would weather the effects of ever-higher oil prices, a weakening housing market and slackening consumer spending, as well as the pressure of an economic slowdown on corporate profitability. During the reporting period, stocks experienced several patches of significant volatility, such as in July and October— November. In those months, investors briefly rotated away from cyclical areas of the market (areas exhibiting greater economic sensitivity, such as materials and energy) that have driven performance for the past several years. During those periods, however, the Fund’s holdings of undervalued stocks performed relatively well, as we would expect within such an environment. Because of our emphasis on stocks with reasonable valuations relative to our assessment of fair value, the Fund had no exposure to the richly valued cyclical stocks, which therefore minimized some of the damage to Fund performance caused by the sharp downdrafts that occurred during the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s largest positive contribution came from our stock selection and the resulting underweight allocation in the financials sector. Within that sector, the Fund owned holdings in banks, brokerages, insurers and government-sponsored enterprises.

Strong stock selection and a resulting overweight position in the consumer staples sector also bolstered the Fund’s relative performance.

What areas detracted from Fund performance?

The primary detractor from relative performance was the Fund’s lack of exposure to the energy sector. Energy was the best-performing sector in the Russell 1000 Value Index during the reporting period. We believe that energy stock valuations, however, are too expensive for investment in the Fund, based on our strict risk-reward criteria. Other notable sectors that detracted from relative Fund performance were utilities and industrials. The Fund had no exposure to utilities and minimal exposure to industrials, in accordance with our view that valuations in these securities are too expensive for our investment criteria.

What is your outlook for the near term?

No significant changes were made to the Fund’s positioning during the reporting period. We have yet to see a sustainable change in stock market leadership that would prompt us to reconsider our underlying reasons for maintaining the Fund’s positioning in its relatively unchanged state. Although at two points during the second half of 2007 the market came close to shifting away from the cyclicals-dominated trend that has persisted for the past several years, neither rotation showed any traction. Until the market leadership rotates away from favoring richly valued cyclicals, the Fund will likely retain its current stance.

Subadviser:

Van Kampen Asset Management

Portfolio Managers:

B. Robert Baker, Jr.; Devin Armstrong, CFA; Kevin C. Holt; Jason S. Leder; and James Warwick

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies that the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-books rations and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Van Kampen Asset Management.

2007 Annual Report 5

Van Kampen NVIT Comstock Value Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	-2.22%	12.78%	3.88%	0.93%

Class II [3]	-2.61%	12.45%	3.67%	1.26%

Class IV [3]	-2.19%	12.81%	3.89%	0.90%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of the Class II shares (March 28, 2003) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than the annual returns of Class I.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Van Kampen NVIT Comstock Value Fund, the Russell 1000 Value Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russel 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager’s opportunity set.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Van Kampen NVIT Comstock Value Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During	During
			Account	Account	Period ($)	Period (%)
			Value ($)	Value ($)	07/01/07 -	07/01/07 -
Van Kampen NVIT Comstock Value Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	921.80	4.17	0.86
	Hypothetical	[b]	1,000.00	1,020.87	4.38	0.86

Class II	Actual		1,000.00	920.00	5.76	1.19
	Hypothetical	[b]	1,000.00	1,019.21	6.06	1.19

Class IV	Actual		1,000.00	922.00	3.97	0.82
	Hypothetical	[b]	1,000.00	1,021.07	4.18	0.82

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Van Kampen NVIT Comstock Value Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	93.9%
Repurchase Agreements	5.9%
Other Investments*	0.1%
Other assets in excess of liabilities**	0.1%

100.0%

Top Industries

Pharmaceuticals	13.4%
Media	10.4%
Insurance	7.7%
Diversified Financial Services	7.5%
Food Products	7.2%
Commercial Banks	6.0%
Food & Staples Retailing	5.0%
Diversified Telecommunication Services	4.4%
Paper & Forest Products	3.8%
Capital Markets	3.5%
Other	31.1%

100.0%

Top Holdings***

International Paper Co.	3.8%
Bank of America Corp.	3.3%
Viacom, Inc., Class B	3.3%
Verizon Communications, Inc.	3.0%
Wal-Mart Stores, Inc.	2.9%
Bristol-Myers Squibb Co.	2.7%
Wachovia Corp.	2.6%
Citigroup, Inc.	2.6%
Chubb Corp.	2.6%
Wyeth	2.6%
Other	70.6%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.
***	For purpose of top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Van Kampen NVIT Comstock Value Fund

Common Stocks (93.9%)

	Shares	Value

Airline (0.7%)
Southwest Airlines	253,000	$3,086,600

Beverages (3.0%)
Anheuser-Busch Cos., Inc.	79,150	4,142,711
Coca-Cola Co. (The)	158,000	9,696,460

		13,839,171

Capital Markets (1.5%)
Bear Stearns Cos., Inc. (The)	24,000	2,118,000
Merrill Lynch & Co., Inc.	91,700	4,922,456

		7,040,456

Chemicals (3.4%)
E.I. Du Pont de Nemours & Co.	256,900	11,326,721
Rohm & Haas Co.	80,600	4,277,442

		15,604,163

Commercial Banks (6.1%)
Barclays PLC ADR — GB	16,800	678,216
PNC Financial Services Group, Inc.	67,700	4,444,505
U.S. Bancorp	93,300	2,961,342
Wachovia Corp.	314,805	11,972,034
Wells Fargo & Co.	255,400	7,710,526

		27,766,623

Commercial Services & Supplies (0.5%)
Western Union Co. (The)	98,500	2,391,580

Communications Equipment (0.3%)
Alcatel-Lucent ADR — FR	31,100	227,652
Telefonaktiebolaget LM Ericsson ADR — SE	47,100	1,099,785

		1,327,437

Computers & Peripherals (2.7%)
Dell, Inc.*	168,800	4,137,288
Hewlett-Packard Co.	63,600	3,210,528
International Business Machines Corp.	48,000	5,188,800

		12,536,616

Diversified Financial Services (9.4%)
Bank of America Corp.	367,134	15,147,949
Bank of New York Mellon Corp. (The)	183,721	8,958,236
Citigroup, Inc.	404,500	11,908,480
J.P. Morgan Chase & Co.	168,000	7,333,200

		43,347,865

Diversified Telecommunication Services (4.4%)
AT&T, Inc.	159,800	6,641,288
Verizon Communications, Inc.	310,510	13,566,182

		20,207,470

Food & Staples Retailing (2.0%)
CVS Caremark Corp.	236,200	9,388,950

Food Products (7.2%)
Cadbury Schweppes PLC ADR — GB	228,000	11,256,360
Kraft Foods, Inc.	288,611	9,417,377
Sara Lee Corp.	97,400	1,564,244
Unilever NV	299,600	10,923,416

		33,161,397

Health Care Equipment & Supplies (2.1%)
Boston Scientific Corp.*	241,700	2,810,971
Cardinal Health, Inc.	114,200	6,595,050

		9,406,021

Health Care Providers & Services (0.8%)
UnitedHealth Group, Inc.	32,900	1,914,780
WellPoint, Inc.*	18,200	1,596,686

		3,511,466

Household Products (2.4%)
Kimberly-Clark Corp.	86,200	5,977,108
Procter & Gamble Co.	69,100	5,073,322

		11,050,430

Industrial Conglomerate (1.3%)
General Electric Co.	160,500	5,949,735

Insurance (7.7%)
AFLAC, Inc.	33,800	2,116,894
American International Group, Inc.	81,800	4,768,940
Berkshire Hathaway, Inc., Class B*	670	3,173,120
Chubb Corp.	217,780	11,886,432
Genworth Financial, Inc.	67,400	1,715,330
Hartford Financial Services Group, Inc.	24,300	2,118,717
MBIA, Inc. (a)	27,400	510,462
MetLife, Inc.	67,600	4,165,512
Torchmark Corp.	30,600	1,852,218
Travelers Cos., Inc. (The)	53,800	2,894,440

		35,202,065

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Van Kampen NVIT Comstock Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Internet & Catalog Retail (1.0%)
Liberty Media Corp. — Interactive*	240,174	$4,582,520

IT Services (0.3%)
Computer Sciences Corp.*	31,000	1,533,570

Media (10.4%)
Comcast Corp., Class A*	616,400	11,255,464
Liberty Media Holding Corp. — Capital, Series A*	46,114	5,371,820
News Corp., Class B	218,900	4,651,625
Time Warner, Inc.	702,100	11,591,671
Viacom, Inc., Class B*	341,600	15,003,072

		47,873,652

Metals & Mining (0.9%)
Alcoa, Inc.	88,700	3,241,985
Newmont Mining Corp.	15,000	732,450

		3,974,435

Multiline Retail (2.9%)
Wal-Mart Stores, Inc.	281,700	13,389,201

Paper & Forest Products (3.8%)
International Paper Co.	544,436	17,628,838

Pharmaceuticals (13.4%)
Abbott Laboratories	135,000	7,580,250
Bristol-Myers Squibb Co.	462,200	12,257,544
Eli Lilly & Co.	144,900	7,736,211
GlaxoSmithKline PLC ADR — GB	79,000	3,980,810
Pfizer, Inc.	296,700	6,743,991
Roche Holding AG ADR — CH	14,600	1,261,211
Schering-Plough Corp.	380,000	10,123,200
Wyeth	266,400	11,772,216

		61,455,433

Semiconductors & Semiconductor Equipment (1.1%)
Intel Corp.	92,600	2,468,716
KLA-Tencor Corp.	23,600	1,136,576
Texas Instruments, Inc.	39,100	1,305,940

		4,911,232

Software (0.9%)
Microsoft Corp.	112,200	3,994,320

Specialty Retail (0.8%)
Home Depot, Inc.	58,400	$1,573,296
Lowe’s Cos., Inc.	89,500	2,024,490

		3,597,786

Thrifts & Mortgage Finance (1.1%)
Federal National Mortgage Association	33,450	1,337,331
Freddie Mac	105,480	3,593,703

		4,931,034

Tobacco (1.8%)
Altria Group, Inc.	109,650	8,287,346

Total Common Stocks		430,977,412

Repurchase Agreements (5.9%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $1,538,866, collateralized by Government National Mortgage Association with a market value of $1,569,275	$1,538,505	1,538,505
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $13,561,929, collateralized by U.S. Government Agencies with a market value of $13,829,926	13,558,751	13,558,751
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $11,866,688, collateralized by U.S. Government Agency Mortgages with a market value of $12,101,185	11,863,907	11,863,907

Total Repurchase Agreements		26,961,163

10 Annual Report 2007

Statement of Investments (Continued)
December 31, 2007

SECURITIES PURCHASED With Collateral For Securities On Loan (Continued)

	Shares or
	Principal Amount	Value

Value Securities Purchased With Collateral For Shares or Principal Amount Securities On Loan (0.1%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $527,589, collateralized by U.S. Government Agency Mortgages with a market value of $537,999	$527,450	$527,450
		527,450
Total Securities Purchased With Collateral For Securities On Loan

Total Investments (Cost $460,955,262) (b) — 99.9%		458,466,025
		687,210
Other assets in excess of liabilities — 0.1%
		$459,153,235
NET ASSETS — 100.0%

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of December 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

CH	Switzerland

FR	France

GB	United Kingdom

SE	Sweden

See Accompanying Notes to Financial Statements.

2007 Annual Report 11

Statement of Assets and Liabilities
December 31, 2007

Van Kampen
NVIT Comstock
Value Fund

Assets:
Investments, at value (cost $433,466,649)*	$430,977,412
Repurchase agreements, at cost and value	27,488,613

Total Investments	458,466,025

Cash	35,159
Interest and dividends receivable	642,593
Receivable for capital shares issued	1,226,065
Prepaid expenses and other assets	1,243

Total Assets	460,371,085

Liabilities:
Payable for investments purchased	234,715
Payable upon return of securities loaned (Note 2)	527,450
Payable for capital shares redeemed	61,034
Accrued expenses and other payables:
Investment advisory fees	253,313
Fund administration and transfer agent fees	7,663
Distribution fees	67,569
Administrative servicing fees	36,085
Compliance program costs	2,072
Other	27,949

Total Liabilities	1,217,850

Net Assets	$459,153,235

Represented by:
Capital	$459,279,507
Accumulated net investment loss	–
Accumulated net realized gains from investment transactions	2,362,965
Net unrealized depreciation on investments	(2,489,237)

Net Assets	$459,153,235

Net Assets:
Class I Shares	$93,367,104
Class II Shares	316,794,259
Class IV Shares	48,991,872

Total	$459,153,235

Shares outstanding (unlimited number of shares authorized):
Class I Shares	8,116,143
Class II Shares	27,655,729
Class IV Shares	4,258,678

Total	40,030,550

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.50
Class II Shares	$11.45
Class IV Shares	$11.50

*	Includes value of securities on loan of $510,462 (Note 2).

See accompanying notes to financial statements.

12 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Van Kampen
NVIT Comstock
Value Fund

INVESTMENT INCOME:
Interest income	$1,680,141
Dividend income	9,819,784
Income from securities lending (Note 2)	39,275

Total Income	11,539,200

Expenses:
Investment advisory fees	2,822,941
Fund administration and transfer agent fees	214,028
Distribution fees Class II Shares	678,722
Administrative servicing fees Class I Shares	152,051
Administrative servicing fees Class II Shares	651,369
Administrative servicing fees Class IV Shares	62,074
Custodian fees	21,684
Trustee fees	21,539
Compliance program costs (Note 3)	1,885
Other	81,301

Total expenses before earnings credit	4,707,594
Earnings credit (Note 5)	(169)

Net Expenses	4,707,425

Net Investment Income	6,831,775

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	24,600,386
Net change in unrealized depreciation on investments	(44,278,618)

Net realized/unrealized losses on investments	(19,678,232)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,846,457)

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets

	Van Kampen NVIT
	Comstock Value Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$6,831,775	$4,740,511
Net realized gains on investment transactions	24,600,386	11,140,738
Net change in unrealized appreciation/depreciation on investments	(44,278,618)	28,221,129

Change in net assets resulting from operations	(12,846,457)	44,102,378

Distributions to shareholders from:
Net investment income:
Class I	(1,832,766)	(1,826,431)
Class II	(4,072,513)	(2,003,632)
Class IV	(973,240)	(974,561)
Net realized gains:
Class I	(4,391,139)	(4,887,144)
Class II	(14,712,632)	(6,955,945)
Class IV	(2,268,434)	(2,554,158)

Change in net assets from shareholder distributions	(28,250,724)	(19,201,871)

Change in net assets from capital transactions	125,466,646	130,404,112

Change in net assets	84,369,465	–

Net Assets:
Beginning of period	374,783,770	219,479,151

End of period	$459,153,235	$374,783,770

Accumulated net investment loss at end of period	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$11,159,504	$19,298,290
Dividends reinvested	6,223,885	6,713,570
Cost of shares redeemed	(28,413,813)	(26,786,383)

	(11,030,424)	(774,523)

Class II Shares
Proceeds from shares issued	160,407,044	142,785,894
Dividends reinvested	18,785,105	8,959,569
Cost of shares redeemed	(37,242,024)	(18,984,524)

	141,950,125	132,760,939

Class IV Shares
Proceeds from shares issued	3,305,118	2,840,145
Dividends reinvested	3,241,668	3,528,716
Cost of shares redeemed	(11,999,841)	(7,951,165)

	(5,453,055)	(1,582,304)

Change in net assets from capital transactions	$125,466,646	$130,404,112

14 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Van Kampen NVIT
	Comstock Value Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	876,764	1,618,409
Reinvested	518,146	566,876
Redeemed	(2,211,679)	(2,233,381)

	(816,769)	(48,096)

Class II Shares
Issued	12,546,118	11,962,003
Reinvested	1,582,125	751,926
Redeemed	(2,816,053)	(1,640,417)

	11,312,190	11,073,512

Class IV Shares
Issued	264,534	239,370
Reinvested	269,865	297,869
Redeemed	(942,136)	(666,183)

	(407,737)	(128,944)

Total change in shares	10,087,684	10,896,472

See accompanying notes to financial statements.

2007 Annual Report 15

Statements of Changes in Net Assets (Continued)

Van Kampen NVIT Comstock Value Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net	Net		Net Asset
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period

Class I Shares
Year ended December 31, 2003	$7.66	0.11	2.28	2.39	(0.11)	–	(0.11)	$9.94
Year ended December 31, 2004	$9.94	0.14	1.59	1.73	(0.14)	–	(0.14)	$11.53
Year ended December 31, 2005	$11.53	0.20	0.29	0.49	(0.19)	(0.30)	(0.49)	$11.53
Year ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54
Year ended December 31, 2007	$12.54	0.23	(0.49)	(0.26)	(0.22)	(0.56)	(0.78)	$11.50
Class II Shares
Period ended December 31, 2003 (f)	$7.47	0.08	2.47	2.55	(0.09)	–	(0.09)	$9.93
Year ended December 31, 2004	$9.93	0.11	1.58	1.69	(0.12)	–	(0.12)	$11.50
Year ended December 31, 2005	$11.50	0.14	0.31	0.45	(0.15)	(0.30)	(0.45)	$11.50
Year ended December 31, 2006	$11.50	0.16	1.58	1.74	(0.18)	(0.56)	(0.74)	$12.50
Year ended December 31, 2007	$12.50	0.17	(0.48)	(0.31)	(0.18)	(0.56)	(0.74)	$11.45
Class IV Shares
Period ended December 31, 2003 (g)	$7.76	0.09	2.18	2.27	(0.09)	–	(0.09)	$9.94
Year ended December 31, 2004	$9.94	0.15	1.57	1.72	(0.14)	–	(0.14)	$11.52
Year ended December 31, 2005	$11.52	0.19	0.31	0.50	(0.19)	(0.30)	(0.49)	$11.53
Year ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54
Year ended December 31, 2007	$12.54	0.23	(0.49)	(0.26)	(0.22)	(0.56)	(0.78)	$11.50

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratios / Supplemental Data
							Ratio of Net
					Ratio	Ratio of	Investment
					of Net	Expenses	Income
			Net Assets	Ratio of	Investment	(Prior to	(Prior to
			at End of	Expenses	Income	Reimbursements)	Reimbursements)
	Total		Period	to Average	to Average	to Average	to Average	Portfolio
	Return (a)		(000s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2003%	31.43%		$62,517	0.99%	1.37%	(e)	(e)	71.31
Year ended December 31, 2004%	17.50%		$112,202	0.94%	1.41%	(e)	(e)	31.95
Year ended December 31, 2005%	4.25%		$103,565	0.94%	1.65%	(e)	(e)	33.13
Year ended December 31, 2006%	15.91%		$112,029	0.93%	1.84%	(e)	(e)	25.62
Year ended December 31, 2007%	(2.22%	)	$93,367	0.87%	1.78%	0.87%	1.78%	29.74
Class II Shares
Period ended December 31, % 2003 (f)	34.20%		$6,092	1.20%	1.27%	1.31%	1.16%	71.31
Year ended December 31, 2004%	17.08%		$34,312	1.20%	1.20%	1.28%	1.11%	31.95
Year ended December 31, 2005%	3.95%		$60,617	1.28%	1.31%	1.31%	1.29%	33.13
Year ended December 31, 2006%	15.56%		$204,233	1.26%	1.45%	(e)	(e)	25.62
Year ended December 31, 2007%	(2.61%	)	$316,794	1.21%	1.42%	1.21%	1.42%	29.74
Class IV Shares
Period ended December 31, % 2003 (g)	29.38%		$48,070	0.94%	1.50%	(e)	(e)	71.31
Year ended December 31, 2004%	17.42%		$55,683	0.91%	1.42%	(e)	(e)	31.95
Year ended December 31, 2005%	4.36%		$55,297	0.93%	1.67%	(e)	(e)	33.13
Year ended December 31, 2006%	15.94%		$58,521	0.90%	1.86%	(e)	(e)	25.62
Year ended December 31, 2007%	(2.19%	)	$48,992	0.83%	1.81%	0.83%	1.81%	29.74

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.
(f)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.
(g)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

16 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Van Kampen NVIT Comstock Value Fund (the “Fund”) (formerly “Van Kampen GVIT Comstock Value Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

18 Annual Report 2007

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JP Morgan Chase Bank serves as custodian for the securities lending program of the Fund. JP Morgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral

$510,462	$527,450

(g)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Van Kampen Asset Management, Inc. (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Fee Schedule	Fees

Up to $50 million	0.80%

$50 million up to $250 million	0.65%

$250 million up to $500 million	0.60%

$500 million or more	0.55%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $1,242,894 for the year ended December 31, 2007.

Prior to May 1, 2006, NFA and the Fund had entered into a written contract (“Expense Limitation Agreement”) that limited operating expenses (excluding certain Fund expenses including, but not limited to taxes, interest, brokerage commissions, short-sale dividend expenses) from exceeding 0.95% for the Fund’s Class IV shares. NFA may request and

20 Annual Report 2007

receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of the year ended December 31, 2007, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA would be:

Amount Fiscal Year 2005	Amount Fiscal Year 2006	Amount Fiscal Year 2007

$10,247	$0	$0

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”)(“GISI”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned security of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc.”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $1,439,970 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $1,885.

For the year ended December 31, 2007, the advisers or affiliates of the advisers directly held 2% of the shares outstanding of the Fund.

4. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $230,442,480 and sales of $119,920,284.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JP Morgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

22 Annual Report 2007

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$8,492,723	$19,758,001	$28,250,724	$—	$28,250,724

2006	$5,434,256	$13,767,615	$19,201,871	$—	$19,201,871

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$475,754	$2,804,716	$3,280,470	$—	$—	$(3,406,742)	$(126,272)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$461,872,767	$33,894,044	$(37,300,786)	$(3,406,742)

24 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen NVIT Comstock Value Fund (formerly Van Kampen GVIT Comstock Value Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 25

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 87% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $19,758,001 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

26 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 29

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2007

Federated NVIT High Income Bond Fund
AnnualReport

December 31, 2007

Contents
10	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-FHIB (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Federated NVIT High Income Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Federated NVIT High Income Bond Fund (Class I at NAV) returned 3.13% versus 2.94% for its benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index (LBHY2%ICI). For broader comparison, the average return for the Fund’s Lipper peer category of High Current Yield Funds (consisting of 108 funds as of Dec. 31, 2007) was 2.55% for the same period.

Can you describe the market environment during the reporting period?

The high-yield market delivered lackluster returns relative to most other domestic fixed-income asset classes during the reporting period. The high-yield market began the period generating attractive returns as a positive economic environment, good corporate earnings, low default activity and strong demand for higher-yielding securities pushed high-yield bond prices higher and credit yield spreads tighter. In fact, the spread between the Credit Suisse First Boston (CSFB) High Yield Index and comparable U.S. Treasury securities declined to cycle lows, reaching 271 basis points (bps) at the end of May after beginning the period at 318 bps.

The second half of the reporting period was very unkind to riskier sectors of the fixed-income market, such as high-yield bonds. Still-evolving problems stemming from poor underwriting standards in the mortgage and structured credit markets, which contributed to an unsustainable boom in the housing market, began to impact broader financial markets as investors’ appetite for risk declined dramatically. Uncertainty dominated investor psyche as the credit quality of some AAA-rated securities came into question. Within this uncertain credit market environment, the high-yield market was negatively affected by several “mega” leveraged buyouts (LBOs) that investment banks made commitments to fund when credit conditions were robust in early 2007. These giant LBOs were not required to be funded until later in the year when, unfortunately for the committed lenders, credit conditions turned less hospitable. Thus, the banks were saddled with additional losses on top of their structured credit problems. Given these factors, the yield spread between the CSFB High Yield Index and comparable U.S. Treasury securities increased from the lows in May (271bp) to 589 bps on Dec. 31, 2007.

It is interesting to note that this substantial widening of credit spreads and underperformance of high-yield bonds relative to higher-quality assets occurred during a period of relatively robust economic growth and historically low default rates. In fact, default rates on high-yield bonds as measured by the Altman High Yield Bond Default and Return Report are poised to be below 1% for the second consecutive year, which is well below the average rate of 3.17% experienced between 1971 and 2006.

What areas of investment provided the most positive relative returns for the Fund?

From a major industry sector perspective, the supermarket, health care, energy, lodging, environmental, and aerospace and defense sectors substantially outperformed the LBHY2%ICI. The home construction, restaurant, financial institutions, automotive, construction machinery and building material sectors substantially underperformed the LBHY2%ICI. The B-rated quality sector outperformed the higher-quality BB-rated and CCC-rated sectors. The BB-rated sector was negatively affected by its higher concentration of issuers in the poorly performing financial institutions and home construction industry sectors, while the CCC-rated sector was hurt by the overall flight to quality that occurred.

The Fund outperformed the LBHY2%ICI during the reporting period. Strong security selection was the main driver of this outperformance, especially in the chemicals, gaming, media—non-cable, technology, media—cable, paper and entertainment sectors. Specific fund holdings that substantially outperformed the LBHY2%ICI included CompuCom Systems, Inc.; 155 East Tropicana, Llc; Lyondell Chemical Co.; Hexion U.S. Finance Corp.; Nutro Products, Inc.; and InterGen N.V. The Fund also benefited from a large overweight position, relative to the LBHY2%ICI, in the health-care and industrial—other industry sectors as well as an underweight position in the automotive, financial institutions and home construction industry sectors.

What areas detracted from Fund performance?

The Fund’s performance was negatively affected by an underweight position, relative to the LBHY2%ICI, in the strong-performing metals and mining and energy industry sectors as well as a large overweight position, relative to the LBHY2%ICI, in the consumer products sector. Poor security selection in the food and beverage sector also detracted from Fund performance as compared to the LBHY2%ICI. Specific Fund holdings that substantially underperformed the benchmark included Herbst Gaming, Inc.; Eurofresh, Inc.; True Temper Sports, Inc.; Pierre Foods, Inc.; GMAC LLC (General Motors Acceptance Corp.); and

4 Annual Report 2007

Claire’s Stores, Inc. In addition, Fund performance was hurt by an overweight, relative to the LBHY2%ICI, in the CCC-rated quality sector, which was the poorest-performing quality sector.

What is your outlook for the near term?

We remain somewhat cautious on the outlook for high-yield bonds for early 2008. At the time of this writing, the evolving problems in the subprime/mortgage/collateralized debt obligation markets continue to generate negative headlines and increasing concerns about the U.S. economy. Default rates, after two years of default activity well below historical averages, will most likely rise. Yield spreads, however, have risen appreciably during the past nine months, which may create opportunities for attractive returns later in 2008 if the U.S. economy manages to avoid a recession and default rates rise only modestly.

Subadviser:

Federated Investment Management Co.

Portfolio Manager:

Mark E. Durbiano

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

CSFB High Yield Index: An unmanaged, market capitalization-weighted index comprising publicly traded, U.S. dollar-denominated bonds; reflects the performance of low-quality bonds (defined as those bonds with a credit rating that ranges from BB to CCC and defaults).

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Federated Investment Management Co.

6 Annual Report 2007

Fund Performance	Federated NVIT High Income Bond Fund

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	3.13%	9.47%	5.41%	0.94%

Class III [3]	3.17%	9.46%	5.40%	0.96%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of the Class III shares (April 28, 2005) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated NVIT High Income Bond Fund, the Lehman Brothers (LB) U.S. Corporate High Yield 2% Cap Index (“2% Cap Index”)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike, the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Lehman Corporate High Yield 2% Cap is the 2% Issuer Cap component of the U.S. Corporate High Yield index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 7

Shareholder	Federated NVIT High Income Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During	During
			Account	Account	Period ($)	Period (%)
			Value ($)	Value ($)	07/01/07 -	07/01/07 -
Federated NVIT High Income Bond Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	1,002.90	4.59	0.91
	Hypothetical	[b]	1,000.00	1,020.62	4.63	0.91

Class III	Actual		1,000.00	1,003.00	4.44	0.88
	Hypothetical	[b]	1,000.00	1,020.77	4.48	0.88

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2007

Federated NVIT High Income Bond Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Corporate Bonds	95.7%
Repurchase Agreements	2.1%
Common Stocks	0.2%
Warrants	0.1%
Other assets in excess of liabilities	1.9%

100.0%

Top Industries

Industrial Conglomerates	7.2%
Media — Non Cable	6.9%
Health Care	6.6%
Food Products	6.2%
Technology	5.5%
Electric Utilities	5.3%
Gaming	5.2%
Natural Gas Utilities	5.1%
Consumer Goods	4.6%
Energy Companies	4.4%
Wireless Telecommunication Services	4.0%
Other	39.0%

100.0%

Top Holdings*

Qwest Corp., 8.88%, 03/15/12	1.5%
HCA, Inc., 9.63%, 11/15/16	1.0%
Visant Corp., 7.63%, 10/01/12	0.9%
Intelsat Bermuda Ltd., 11.25%, 06/15/16	0.9%
Tennessee Gas Pipeline, Inc., 8.38%, 06/15/32	0.8%
GMAC LLC, 6.88%, 09/15/11	0.8%
General Motors Corp., 7.40%, 09/01/25	0.8%
HCA, Inc., 9.25%, 11/15/16	0.7%
Dex Media West LLC/ Finance Co., 9.88%, 08/15/13	0.7%
Crown Americas, 7.75%, 11/15/15	0.7%
Other	91.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 9

Statement of Investments
December 31, 2007

Federated NVIT High Income Bond Fund

Common Stocks (0.2%)

	Shares or
	Principal Amount	Value

Chemicals (0.1%) (a) (b)
General Chemical Industrial Products, Inc.*	143	$295,222

Consumer Goods (0.0%) (b)
Membership Units*	185	2

Containers & Packaging (0.0%) (c)
Pliant Corp.* (a)	1	0
Russell Stanley Holdings, Inc.* (d)	4,000	0

		0

Media-Cable (0.1%)
Virgin Media, Inc.	5,650	96,841

Total Common Stocks		392,065

Corporate Bonds (95.7%)
Aerospace & Defense (2.3%)
Alliant Techsystems, Inc., 6.75%, 04/01/16	$800,000	$804,000
DRS Technologies, Inc., 6.63%, 02/01/16	725,000	719,562
L-3 Communications Corp.
6.13%, 01/15/14	1,425,000	1,403,625
5.88%, 01/15/15	300,000	291,000
6.38%, 10/15/15	375,000	371,250
Transdigm, Inc.,
7.75%, 07/15/14	875,000	892,500
US Investigations Services, Inc. (c) (e)
10.50%, 11/01/15	600,000	552,000
11.75%, 05/01/16	425,000	371,875

		5,405,812

Agriculture (0.2%) (c) (e)
Eurofresh, Inc., 11.50%, 01/15/13	775,000	468,875

Auto (0.7%)
Cooper-Standard Automotive, Inc.,
8.38%, 12/15/14	500,000	398,750
Tenneco Automotive, Inc.,
8.63%, 11/15/14	300,000	296,250
United Components, Inc.,
9.38%, 06/15/13	1,025,000	1,017,313

		1,712,313

Automobiles (2.9%)
Ford Motor Co.,
7.45%, 07/16/31	1,150,000	859,625
Ford Motor Credit Co. LLC
9.88%, 08/10/11	425,000	402,271
7.25%, 10/25/11	975,000	845,176
7.99%, 01/13/12 (f)	1,350,000	1,134,899
8.00%, 12/15/16	1,100,000	935,757
General Motors Corp.
7.40%, 09/01/25	2,425,000	1,770,250
8.38%, 07/15/33	825,000	668,250

		6,616,228

Building Products (0.8%)
Goodman Global Holdings,
7.88%, 12/15/12	275,000	284,625
Mueller Water Products,
7.38%, 06/01/17	250,000	224,688
Norcraft Holdings LP
0.00%, 09/01/12 (g)	500,000	452,500
Nortek, Inc.,
8.50%, 09/01/14	350,000	281,750
NTK Holdings, Inc.
0.00%, 03/01/14 (g)	300,000	177,000
Panolam Industries International,
10.75%, 10/01/13	625,000	546,875

		1,967,438

Chemicals (2.6%)
Basell AF SCA,
8.38%, 08/15/15 (c) (e)	800,000	650,000
Chemtura Corp.,
6.88%, 06/01/16	1,100,000	1,039,500
Koppers, Inc.,
9.88%, 10/15/13	715,000	756,113
Mosaic Corp. (c) (e)
7.63%, 12/01/14	225,000	241,875
7.88%, 12/01/16	525,000	569,625
Nalco Co.,
8.88%, 11/15/13	1,100,000	1,152,250
Terra Capital, Inc.,
7.00%, 02/01/17	975,000	957,937
Union Carbide Chemical & Plastics Co., Inc., 7.88%, 04/01/23	225,000	236,555
Union Carbide Corp.,
7.50%, 06/01/25	350,000	364,443

		5,968,298

10 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Consumer Goods (4.6%)
AAC Group Holding Corp.
0.00%, 10/01/12 (g)	$1,025,000	$886,625
14.75%, 10/01/12	386,290	355,387
American Achievement Corp.,
8.25%, 04/01/12	600,000	588,000
American Greetings, Inc.,
7.38%, 06/01/16	725,000	708,687
Church & Dwight Co., Inc.,
6.00%, 12/15/12	900,000	884,250
Jarden Corp.,
7.50%, 05/01/17	1,325,000	1,146,125
Sealy Mattress Co.,
8.25%, 06/15/14	750,000	720,000
True Temper Sports, Inc.,
8.38%, 09/15/11	1,100,000	671,000
Visant Corp.,
7.63%, 10/01/12	2,075,000	2,095,750
Visant Holding Corp.,
8.75%, 12/01/13	1,575,000	1,590,750
0.00%, 12/01/13 (g)	1,000,000	940,000

		10,586,574

Containers & Packaging (2.9%)
Ball Corp.,
6.63%, 03/15/18	1,025,000	1,019,875
Berry Plastics Holding Corp.,
8.88%, 09/15/14	1,025,000	978,875
Crown Americas,
7.75%, 11/15/15	1,600,000	1,656,000
Graphic Packaging International Corp.,
9.50%, 08/15/13	1,150,000	1,141,375
Novelis, Inc.,
7.25%, 02/15/15	712,000	672,840
Owens Brockway Glass Container, Inc.
8.25%, 05/15/13	475,000	495,187
6.75%, 12/01/14	800,000	800,000
Russell-Stanley Holdings, Inc.,
9.00%, 11/30/08 (a) (c) (d) (h)	14,589	677

		6,764,829

Diversified Financial Services (1.8%)
Global Cash Access LLC,
8.75%, 03/15/12	678,000	640,710
Hawker Beechcraft Acquisition Co. (c) (e)
8.88%, 04/01/15	825,000	818,812
9.75%, 04/01/17	525,000	523,688
Hexion Specialty Chemicals,
9.75%, 11/15/14	1,125,000	1,220,625
Nalco Finance Holdings, Inc.
0.00%, 02/01/14 (g)	481,000	444,925
Rainbow National Services LLC,
10.38%, 09/01/14 (c) (e)	405,000	440,944
Teco Finance, Inc.,
6.75%, 05/01/15 (c) (e)	150,000	157,379

		4,247,083

Electric Utilities (5.3%)
AES Corp., (The)
8.75%, 05/15/13	45,000	47,194
Dynegy Holdings, Inc.,
7.75%, 06/01/19	1,700,000	1,576,750
Edison Mission Energy
7.75%, 06/15/16 (c) (e)	1,125,000	1,164,375
7.00%, 05/15/17	1,325,000	1,308,437
Energy Future Holdings,
10.88%, 11/01/17 (c) (e)	250,000	252,500
FPL Energy National Wind,
6.13%, 03/25/19 (c) (e)	293,629	299,430
Intergen NV,
9.00%, 06/30/17 (c) (e)	1,000,000	1,057,500
Nevada Power Co.
5.88%, 01/15/15	350,000	349,578
6.50%, 05/15/18	625,000	643,012
NRG Energy, Inc.
7.38%, 02/01/16	1,375,000	1,344,062
7.38%, 01/15/17	1,200,000	1,173,000
PSEG Energy Holdings, 10.00%, 10/01/09	975,000	1,032,535
Sierra Pacific Resources, 6.75%, 08/15/17	650,000	660,784
Texas Competitive Electric Holdings Co. LLC (c) (e)
10.25%, 11/01/15	1,350,000	1,343,250

		12,252,407

Energy Companies (4.4%)
Basic Energy Services, Inc.,
7.13%, 04/15/16	950,000	897,750

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Energy Companies (continued)
Chesapeake Energy Corp.
7.50%, 09/15/13	$375,000	$385,312
6.88%, 01/15/16	1,300,000	1,293,500
6.88%, 11/15/20	875,000	844,375
Cie General de Geophysique-Veritas,
7.50%, 05/15/15	100,000	101,750
7.75%, 05/15/17	400,000	406,000
Cimarex Energy Corp.,
7.13%, 05/01/17	325,000	320,938
Complete Production Services, Inc.,
8.00%, 12/15/16	500,000	486,250
Forest Oil Corp.,
7.25%, 06/15/19 (c) (e)	700,000	707,000
Hilcorp Energy I LP,
7.75%, 11/01/15 (c) (e)	550,000	543,125
9.00%, 06/01/16 (c) (e)	475,000	494,000
Petroplus Finance Ltd. (c) (e)
6.75%, 05/01/14	225,000	210,656
7.00%, 05/01/17	500,000	460,000
Pioneer Natural Resources Co.,
6.88%, 05/01/18	850,000	826,221
Plains Exploration & Production Co.,
7.75%, 06/15/15	750,000	753,750
Plains Exploration, Inc.,
7.00%, 03/15/17	375,000	360,469
Range Resources Corp.
6.38%, 03/15/15	450,000	441,000
7.50%, 05/15/16	550,000	563,750

		10,095,846

Entertainment (1.7%)
Cinemark, Inc.
0.00%, 03/15/14 (g)	1,225,000	1,146,906
HRP Myrtle Beach Operations LLC,
9.89%, 04/01/12 (f) (c) (e)	675,000	646,313
Indianapolis Downs LLC & Capital Corp. (c) (e)
11.00%, 11/01/12	675,000	654,750
15.50%, 11/01/13	175,000	180,250
Universal City Development,
11.75%, 04/01/10	950,000	985,625
Universal City Florida Holding Co.,
9.66%, 05/01/10 (f)	250,000	251,250

		3,865,094

Environmental (0.7%)
Allied Waste North America, Inc.,
7.13%, 05/15/16	1,175,000	1,172,063
Browning-Ferris Industries, Inc.,
9.25%, 05/01/21	475,000	502,906

		1,674,969

Food & Staples Retailing (0.0%) (a) (b) (d) (h)
Jitney-Jungle Stores of America, Inc.
0.00%, 09/15/10	100,000	0

Food Products (6.2%)
ARAMARK Corp.
8.41%, 02/01/15 (f)	750,000	735,000
8.50%, 02/01/15	550,000	559,625
ASG Consolidated LLC
0.00%, 11/01/11 (g)	1,675,000	1,574,500
B&G Foods, Inc.,
8.00%, 10/01/11	1,100,000	1,083,500
Constellation Brands, Inc.
7.25%, 09/01/16 (c) (e)	375,000	353,437
7.25%, 05/15/17 (a)	575,000	534,750
Cott Beverages, Inc.,
8.00%, 12/15/11	900,000	841,500
Dean Foods Co.,
7.00%, 06/01/16	1,425,000	1,275,375
Del Monte Corp.,
6.75%, 02/15/15	925,000	878,750
Michael Foods, Inc.,
8.00%, 11/15/13	1,500,000	1,492,500
Pierre Foods, Inc.,
9.88%, 07/15/12	775,000	569,625
Pilgrim’s Pride Corp.,
8.38%, 05/01/17	1,050,000	1,034,250
Pinnacle Foods Finance LLC (c) (e)
9.25%, 04/01/15	650,000	596,375
10.63%, 04/01/17	650,000	562,250
Reddy Ice Holdings, Inc.
0.00%, 11/01/12 (g)	1,250,000	1,187,500
Smithfield Foods, Inc.
7.75%, 05/15/13	200,000	198,000
7.75%, 07/01/17	900,000	875,250

		14,352,187

Gaming (5.2%)
Fontainebleau Las Vegas Holdings LLC,
10.25%, 06/15/15 (c) (e)	925,000	807,062

12 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Gaming (continued)
Great Canadian Gaming Corp.,
7.25%, 02/15/15 (c) (e)	$550,000	$547,250
Herbst Gaming, Inc.,
7.00%, 11/15/14	850,000	505,750
Jacobs Entertainment, Inc.,
9.75%, 06/15/14	925,000	864,875
MGM Mirage, Inc.,
5.88%, 02/27/14	1,050,000	966,000
7.50%, 06/01/16	1,400,000	1,393,000
8.38%, 02/01/11	700,000	719,250
MTR Gaming Group, Inc.
9.75%, 04/01/10	800,000	804,000
9.00%, 06/01/12	425,000	401,625
Penn National Gaming, Inc.,
6.75%, 03/01/15	925,000	942,344
San Pasqual Casino,
8.00%, 09/15/13 (c) (e)	800,000	792,000
Shingle Springs, Tribal Gaming Authority,
9.38%, 06/15/15 (c) (e)	575,000	560,625
Station Casinos, Inc.,
7.75%, 08/15/16	525,000	476,438
Tunica-Biloxi Gaming Authority,
9.00%, 11/15/15 (c) (e)	850,000	873,375
Wynn Las Vegas Capital Corp.,
6.63%, 12/01/14	1,275,000	1,259,062

		11,912,656

Health Care (6.6%)
Accellent, Inc.,
10.50%, 12/01/13	875,000	739,375
AMR HoldCo./ EmCare HoldCo.,
10.00%, 02/15/15	600,000	636,000
Bio Rad Laboratories, Inc.,
6.13%, 12/15/14	525,000	507,938
CRC Health Corp.,
10.75%, 02/01/16	875,000	901,250
Fisher Scientific International, Inc.,
6.13%, 07/01/15	550,000	547,143
HCA, Inc.
6.38%, 01/15/15	700,000	595,000
9.25%, 11/15/16	1,650,000	1,736,625
9.63%, 11/15/16	2,175,000	2,305,500
7.50%, 11/06/33	900,000	708,750
National Mentor Holdings,
11.25%, 07/01/14	1,125,000	1,164,375
Omnicare, Inc.,
6.88%, 12/15/15	1,000,000	935,000
Psychiatric Solutions, Inc.,
7.75%, 07/15/15	575,000	576,437
United Surgical Partners International, Inc.
8.88%, 05/01/17	175,000	173,688
9.25%, 05/01/17	900,000	882,000
Universal Hospital Services, Inc.,
8.29%, 06/01/15 (f)	200,000	201,000
8.50%, 06/01/15	175,000	177,625
Vanguard Health Holding Co. II LLC,
9.00%, 10/01/14	900,000	870,750
Varietal Distribution,
10.25%, 07/15/15 (c) (e)	925,000	885,687
Viant Holdings, Inc.,
10.13%, 07/15/17 (c) (e)	885,000	814,200

		15,358,343

Hotels, Restaurants & Leisure (0.9%)
Dave & Buster’s, Inc.,
11.25%, 03/15/14	675,000	641,250
Royal Caribbean Cruises
7.00%, 06/15/13	550,000	544,951
7.25%, 06/15/16	300,000	296,410
Seminole Hard Rock Entertainment,
7.49%, 03/15/14 (f) (c) (e)	550,000	528,000

		2,010,611

Industrial Conglomerates (7.2%)
ALH Finance Corp.,
8.50%, 01/15/13	1,375,000	1,326,875
American Tire Distributor, Inc.,
10.75%, 04/01/13	600,000	591,000
Baker & Taylor, Inc.,
11.50%, 07/01/13 (c) (e)	1,000,000	995,000
Baldor Electric Co.,
8.63%, 02/15/17	750,000	776,250
Belden, Inc.,
7.00%, 03/15/17	375,000	367,500
Da-Lite Screen Co., Inc.,
9.50%, 05/15/11	525,000	525,000
Education Management LLC,
10.25%, 06/01/16	1,300,000	1,345,500
Esco Corp. (c) (e)
8.63%, 12/15/13	500,000	502,500
8.87%, 12/15/13 (f)	250,000	246,250
General Cable Corp.
7.61%, 04/01/15 (f)	650,000	620,750
7.13%, 04/01/17	325,000	320,125

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Industrial Conglomerates (continued)
Hawk Corp.,
8.75%, 11/01/14	$625,000	$637,500
Interline Brands, Inc.,
8.13%, 06/15/14	800,000	796,000
Knowledge Learning Corp., Inc.,
7.75%, 02/01/15 (c) (e)	1,400,000	1,340,500
Norcross Safety Products,
9.88%, 08/15/11	750,000	774,375
RSC Equipment Rental, Inc.,
9.50%, 12/01/14	925,000	832,500
Safety Products Holdings, Inc.,
11.75%, 01/01/12	1,018,409	1,125,342
Sensus Metering Systems, Inc.,
8.63%, 12/15/13	575,000	564,937
SPX Corp.,
7.63%, 12/15/14 (c) (e)	475,000	485,094
Stanadyne Corp.
10.00%, 08/15/14	700,000	679,000
0.00%, 02/15/15 (g)	450,000	348,750
Superior Essex Communications LLC,
9.00%, 04/15/12	725,000	699,625
Valmont Industries, Inc.,
6.88%, 05/01/14	650,000	646,750

		16,547,123

Media - Cable (1.1%)
Charter Communications Holdings II LLC,
10.25%, 09/15/10	1,575,000	1,551,375
Kabel Deutschland GmbH,
10.63%, 07/01/14	850,000	896,750

		2,448,125

Media - Non Cable (6.9%)
Affinity Group, Inc.
9.00%, 02/15/12	425,000	405,875
10.88%, 02/15/12	824,904	829,029
Dex Media West LLC/ Finance Co.,
9.88%, 08/15/13	1,591,000	1,658,617
DIRECTV Holdings LLC
8.38%, 03/15/13	975,000	1,018,875
6.38%, 06/15/15	400,000	386,000
Echostar DBS Corp.,
6.63%, 10/01/14	650,000	648,375
Idearc, Inc.,
8.00%, 11/15/16	1,375,000	1,268,437
Lamar Media Corp.
7.25%, 01/01/13	550,000	552,750
6.63%, 08/15/15	125,000	122,188
6.63%, 08/15/15	750,000	733,125
Medimedia USA, Inc.,
11.38%, 11/15/14 (c) (e)	1,200,000	1,242,000
Quebecor Media
7.75%, 03/15/16	525,000	506,625
7.75%, 03/15/16 (c) (e)	975,000	940,875
R.H. Donnelley Corp.
8.88%, 01/15/16	775,000	728,500
8.88%, 10/15/17 (c) (e)	1,250,000	1,162,500
Reader’s Digest Association, Inc. (The),
9.00%, 02/15/17 (c) (e)	1,125,000	947,813
SGS International, Inc.,
12.00%, 12/15/13	1,175,000	1,170,594
Truvo Subsidiary Corp.,
8.38%, 12/01/14 (c) (e)	1,250,000	1,150,000
Univision Communications Inc.,
9.75%, 03/15/15 (c) (e)	300,000	274,875
Videotron Ltee,
6.38%, 12/15/15	325,000	306,719
Ziff Davis Media, Inc., Series E-1, 10.00%, 03/31/10 (a)	12	120

		16,053,892

Metals & Mining (1.2%)
Aleris International, Inc.
9.00%, 12/15/14	600,000	504,000
10.00%, 12/15/16	475,000	387,125
Compass Minerals International 0.00%, 06/01/13 (g)	1,050,000	1,078,875
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	725,000	779,375

		2,749,375

Natural Gas Utilities (5.1%)
AmeriGas Partners LP,
7.13%, 05/20/16	1,600,000	1,560,000
EL Paso Corp.,
7.80%, 08/01/31	975,000	994,361
Holly Energy Partners LP,
6.25%, 03/01/15	1,375,000	1,271,875
Inergy LP,
6.88%, 12/15/14	1,400,000	1,368,500

14 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Natural Gas Utilities (continued)
Pacific Energy Partners,
6.25%, 09/15/15	$150,000	$150,489
Pacific Energy Partners LP,
7.13%, 06/15/14	700,000	729,133
Regency Energy Partners,
8.38%, 12/15/13	951,000	984,285
Southern Star Central Corp.,
6.75%, 03/01/16	625,000	601,562
Tennessee Gas Pipeline, Inc.,
8.38%, 06/15/32	1,675,000	1,948,464
Transcontinental Gas Pipeline Corp.,
6.40%, 04/15/16	500,000	515,625
Williams Cos., Inc.,
7.88%, 09/01/21	1,425,000	1,587,094

		11,711,388

Other Financial (2.1%)
Deluxe Corp.
5.13%, 10/01/14	525,000	447,563
7.38%, 06/01/15	500,000	500,000
GMAC LLC
6.88%, 09/15/11	2,150,000	1,840,744
8.00%, 11/01/31	1,125,000	945,980
Nuveen Investments, Inc., 10.50%, 11/15/15 (c) (e)	1,050,000	1,051,312

		4,785,599

Paper & Forest Products (0.6%)
NewPage Corp.
10.00%, 05/01/12 (c) (e)	225,000	227,250
12.00%, 05/01/13	1,125,000	1,167,188

		1,394,438

Real Estate Investment Trusts (REITs) (1.5%)
Host Hotels & Resorts LP
7.13%, 11/01/13	450,000	455,625
6.88%, 11/01/14	400,000	400,000
6.38%, 03/15/15	450,000	441,000
Ventas Realty LP
6.63%, 10/15/14	1,425,000	1,417,875
7.13%, 06/01/15	325,000	329,875
6.75%, 04/01/17	500,000	497,500

		3,541,875

Retail (3.7%)
Autonation, Inc.
7.24%, 04/15/13 (f)	250,000	231,875
7.00%, 04/15/14	350,000	333,375
Bausch & Lomb, Inc.,
9.88%, 11/01/15	425,000	432,438
Claire’s Stores, Inc.,
10.50%, 06/01/17 (c) (e)	1,025,000	553,500
Couche-Tard, US LP,
7.50%, 12/15/13	1,325,000	1,328,312
FTD, Inc.,
7.75%, 02/15/14	1,065,000	1,006,425
General Nutrition Centers, Inc.,
10.01%, 03/15/14 (f)	1,075,000	1,021,250
NBC Acquisition Corp.
0.00%, 03/15/13 (g)	1,000,000	870,000
Nebraska Book Co.,
8.63%, 03/15/12	1,125,000	1,091,250
Penske Auto Group, Inc.,
7.75%, 12/15/16	650,000	611,000
U.S. Office Products Co.
0.00%, 06/15/08 (a) (d) (h)	455,359	0
Yankee Acquisition Corp.,
9.75%, 02/15/17	1,250,000	1,150,000

		8,629,425

Service Companies (0.8%)
West Corp.
9.50%, 10/15/14	575,000	566,375
11.00%, 10/15/16	1,275,000	1,271,813

		1,838,188

Technology (5.5%)
Activant Solutions,
9.50%, 05/01/16	1,100,000	957,000
Ceridian Corp.,
11.25%, 11/15/15 (c) (e)	825,000	767,250
Compucom Systems, Inc.,
12.50%, 10/01/15 (c) (e)	1,050,000	1,032,937
First Data Corp.,
9.88%, 09/24/15 (c) (e)	1,250,000	1,164,062
Freescale Semiconductor, Inc.,
8.88%, 12/15/14	625,000	560,938
iPayment, Inc.,
9.75%, 05/15/14	750,000	705,000
Open Solutions, Inc.,
9.75%, 02/01/15 (c) (e)	1,025,000	939,156
Seagate Technology, HDD Holdings,
6.80%, 10/01/16	925,000	906,500
Serena Software, Inc.,
10.38%, 03/15/16	950,000	940,500

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Technology (continued)
Smart Modular Technologies,
10.73%, 04/01/12 (f)	$405,000	$418,163
SS&C Technologies, Inc.,
11.75%, 12/01/13	900,000	976,500
SunGard Data Systems, Inc.
9.13%, 08/15/13	1,070,000	1,094,075
10.25%, 08/15/15	1,150,000	1,181,625
Unisys Corp.,
12.50%, 01/15/16	575,000	583,625
Xerox Corp.,
7.63%, 06/15/13	475,000	495,736

		12,723,067

Telecommunications (3.6%)
Intelsat Subsidiary Holding Co. Ltd.,
8.63%, 01/15/15	725,000	732,250
Intelsat Bermuda Ltd.,
11.25%, 06/15/16	1,875,000	1,945,312
Intelsat Corp.,
9.00%, 08/15/14	453,000	457,530
Intelsat Intermediate Holding Co. Ltd.
0.00%, 02/01/15 (g)	1,925,000	1,583,312
Qwest Corp., 8.88%, 03/15/12	3,300,000	3,547,500

		8,265,904

Textiles, Apparel & Luxury Goods (0.6%)
Glenoit Corp.
0.00%, 12/31/49 (a) (b) (d) (h)	125,000	0
Invista,
9.25%, 05/01/12 (c) (e)	850,000	884,000
Warnaco, Inc.,
8.88%, 06/15/13	575,000	586,500

		1,470,500

Tobacco (0.6%)
Reynolds American, Inc.,
7.75%, 06/01/18	1,225,000	1,313,617

Transportation (1.4%)
Ceva Group PLC, 10.00%, 09/01/14 (c) (e)	875,000	903,437
Hertz Corp. (The)
8.88%, 01/01/14	700,000	713,125
10.50%, 01/01/16	825,000	858,000
Holt Group, Inc. (The)
0.00%, 01/15/06 (a) (d) (h)	50,000	0
Stena AB
7.50%, 11/01/13	575,000	569,969
7.00%, 12/01/16	250,000	241,563

		3,286,094

Wireless Telecommunication Services (4.0%)
Alltel Communications,
10.38%, 12/01/17 (c) (e)	775,000	716,875
Centennial Communications Corp.
10.00%, 01/01/13	325,000	339,625
10.98%, 01/01/13 (f)	450,000	462,375
8.13%, 02/01/14	350,000	346,500
Citizens Communications, 9.00%, 08/15/31	550,000	551,375
Digicel Group Ltd. (c) (e)
8.88%, 01/15/15	275,000	252,312
9.13%, 01/15/15	596,000	545,340
Digicel Ltd.,
9.25%, 09/01/12 (c) (e)	475,000	486,305
MetroPCS Wireless, Inc.,
9.25%, 11/01/14	1,100,000	1,039,500
Nextel Communications, Inc.,
7.38%, 08/01/15	875,000	862,207
Rogers Wireless, Inc.
8.00%, 12/15/12	800,000	835,494
6.38%, 03/01/14	700,000	722,024
U.S. Unwired, Inc.,
10.00%, 06/15/12	650,000	689,186
Valor Telecommunications Enterprises Finance Corp
7.75%, 02/15/15	650,000	686,998
Windstream Corp., 8.63%, 08/01/16	600,000	633,000

		9,169,116

Total Corporate Bonds		221,187,289

16 Annual Report 2007

Repurchase Agreements (2.1%)

	Principal
	Amount	Value

CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $278,582, collateralized by Government National Mortgage Association with a market value of $284,087	$278,517	$278,517
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $2,455,128, collateralized by U.S. Government Agencies with a market value of $2,503,643	2,454,553	2,454,553
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $2,148,237, collateralized by U.S. Government Agency Mortgages with a market value of $2,190,688	2,147,733	2,147,733

Total Repurchase Agreements		4,880,803

Warrants* (0.1%)
Chemicals (0.1%) (a) (b)
General Chemical Industrial Products Series A, expiring 06/01/10	83	155,132
General Chemical Industrial Products Series B, expiring 06/01/10	61	102,996

		258,128

Entertainment (0.0%) (a) (b)
AMF Bowling Worldwide, Inc., Class B, expiring 03/09/09	811	0

Industrial Conglomerate (0.0%) (a) (b) (c)
Neenah Enterprises, Inc., expiring 09/30/13	19,280	193

Media - Non Cable (0.0%)
XM Satellite Radio, expiring 03/15/10*	300	600
Ziff Davis Media, Inc., expiring 08/12/12 (a)	2,200	0

		600

Total Warrants		258,921

Total Investments (Cost $233,323,959) (i) — 98.1%		226,719,078
Other assets in excess of liabilities — 1.9%		4,403,322

NET ASSETS — 100.0%		$231,122,400

*	Denotes a non-income producing security.

(a)	Illiquid security.

(b)	Fair Valued Security.

(c)	Denotes a restricted security that either (a) cannot be offered sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales

(d)	Issuer has filed for bankruptcy protection.

(e)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(f)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2007. The maturity date represents the actual maturity date.

(g)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at .

(h)	Security in default.

(i)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities

LP	Limited Partnership

2007 Annual Report 17

Statement of Assets and Liabilities
December 31, 2007

Federated NVIT
High Income
Bond Fund

Assets:
Investments, at value (cost $228,443,156)	$221,838,275
Repurchase agreements, at cost and value	4,880,803

Total Investments	226,719,078

Interest and dividends receivable	4,303,436
Receivable for capital shares issued	271,447
Receivable for investments sold	65,700
Prepaid expenses and other assets	909

Total Assets	231,360,570

Liabilities:
Payable for capital shares redeemed	31,293
Accrued expenses and other payables:
Investment advisory fees	134,829
Fund administration and transfer agent fees	20,215
Administrative servicing fees	30,297
Compliance program costs	1,284
Other	20,252

Total Liabilities	238,170

Net Assets	$231,122,400

Represented by:
Capital	$249,374,775
Accumulated net investment income	291,861
Accumulated net realized losses from investment transactions	(11,939,355)
Net unrealized depreciation on investments	(6,604,881)

Net Assets	$231,122,400

Net Assets:
Class I Shares	$121,100,406
Class III Shares	110,021,994

Total	$231,122,400

Shares outstanding (unlimited number of shares authorized):
Class I Shares	15,859,717
Class III Shares	14,421,833

Total	30,281,550

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.64
Class III Shares	$7.63

See accompanying notes to financial statements.

18 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Federated NVIT
High Income
Bond Fund

INVESTMENT INCOME:
Interest income	$20,963,161
Dividend income	736

Total Income	20,963,897

Expenses:
Investment advisory fees	1,733,620
Fund administration and transfer agent fees	179,930
Administrative servicing fees Class I Shares	237,739
Administrative servicing fees Class III Shares	150,952
Custodian fees	12,953
Trustee fees	13,103
Compliance program costs (Note 3)	909
Other	60,120

Total expenses before earnings credit	2,389,326
Earnings credit (Note 6)	(5,369)

Net Expenses	2,383,957

Net Investment Income	18,579,940

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	2,437,495
Net change in unrealized depreciation on investments	(13,408,209)

Net realized/unrealized losses on investments	(10,970,714)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,609,226

See accompanying notes to financial statements.

2007 Annual Report 19

Statements of Changes in Net Assets

	Federated NVIT High Income
	Bond Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$18,579,940	$18,026,824
Net realized gains on investment transactions	2,437,495	282,045
Net change in unrealized appreciation/depreciation on investments	(13,408,209)	6,604,282

Change in net assets resulting from operations	7,609,226	24,913,151

Distributions to Shareholders from:
Net investment income:
Class I	(10,186,840)	(11,799,884)
Class III	(8,247,527)	(6,080,652)

Change in net assets from shareholder distributions	(18,434,367)	(17,880,536)

Change in net assets from capital transactions	(16,934,049)	6,679,483

Change in net assets	(27,759,190)	13,712,098
Net Assets:
Beginning of period	258,881,590	245,169,492

End of period	$231,122,400	$258,881,590

Accumulated net investment income at end of period	$291,861	$146,288

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$10,494,985	$9,847,813
Dividends reinvested	10,186,825	11,799,884
Cost of shares redeemed	(48,943,524)	(53,118,692)

	(28,261,714)	(31,470,995)

Class III Shares
Proceeds from shares issued	82,824,059	59,463,380
Dividends reinvested	8,247,526	6,080,652
Cost of shares redeemed (a)	(79,743,920)	(27,393,554)

	11,327,665	38,150,478

Change in net assets from capital transactions	$(16,934,049)	$6,679,483

SHARE TRANSACTIONS:
Class I Shares
Issued	1,289,863	1,244,893
Reinvested	1,294,984	1,510,198
Redeemed	(6,155,302)	(6,747,865)

	(3,570,455)	(3,992,774)

Class III Shares
Issued	10,414,488	7,583,360
Reinvested	1,050,913	776,959
Redeemed	(10,072,664)	(3,483,429)

	1,392,737	4,876,890

Total change in shares	(2,177,718)	884,116

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

20 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Federated NVIT High Income Bond Fund

					Distributions
		Investment Activities
			Net
			Realized and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net			Net Asset
	Beginning	Investment	(Losses) on	Investment	Investment	Total	Redemption	Value, End
	of Period	Income	Investments	Activities	Income	Distributions	Fees	of Period

Class I Shares
Year ended December 31, 2003	$7.06	0.57	0.96	1.53	(0.57)	(0.57)	—	$8.02
Year ended December 31, 2004	$8.02	0.60	0.18	0.78	(0.60)	(0.60)	—	$8.20
Year ended December 31, 2005	$8.20	0.64	(0.46)	0.18	(0.61)	(0.61)	—	$7.77
Year ended December 31, 2006	$7.77	0.60	0.19	0.79	(0.58)	(0.58)	—	$7.98
Year ended December 31, 2007	$7.98	0.60	(0.36)	0.24	(0.59)	(0.59)	0.01	$7.64
Class III Shares
Period ended December 31, 2005 (f)	$7.83	0.39	0.01	0.40	(0.47)	(0.47)	—	$7.76
Year ended December 31, 2006	$7.76	0.57	0.22	0.79	(0.58)	(0.58)	—	$7.97
Year ended December 31, 2007	$7.97	0.60	(0.36)	0.24	(0.59)	(0.59)	0.01	$7.63

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of
					Ratio of	Net Investment
			Ratio of	Ratio of Net	Expenses	Income
		Net Assets	Expenses	Investment	(Prior to	(Prior to
		at End of	to Average	Income	Reimbursements)	Reimbursements)
	Total	Period	Net	to Average	to Average	to Average Net	Portfolio
	Return (a)	(000s)	Assets (b)	Net Assets (b)	Net Assets (b) (c)	Assets (b) (c)	Turnover (d)

Class I Shares
Year ended December 31, 2003%	22.27%	$268,336	0.95%	7.74%	(e)	(e)	41.30
Year ended December 31, 2004%	10.10%	$302,285	0.94%	7.46%	(e)	(e)	61.24
Year ended December 31, 2005%	2.38%	$181,905	0.96%	7.35%	(e)	(e)	37.06
Year ended December 31, 2006%	10.60%	$155,024	0.94%	7.38%	(e)	(e)	42.91
Year ended December 31, 2007%	3.13%	$121,100	0.95%	7.24%	0.95%	7.24%	42.02
Class III Shares
Period ended December 31, % 2005 (f)	5.14%	$63,264	0.95%	7.23%	(e)	(e)	37.06
Year ended December 31, 2006%	10.60%	$103,857	0.96%	7.37%	(e)	(e)	42.91
Year ended December 31, 2007%	3.17%	$110,022	0.91%	7.28%	0.91%	7.28%	42.02

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	There were no fee reductions during the period.

(f)	For the period from April 28, 2005 (commencement of operations) through December 31, 2005.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 21

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Federated NVIT High Income Bond Fund (the “Fund”) (formerly “Federated GVIT High Income Bond Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which, approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

22 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recognized on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with

24 Annual Report 2007

respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments. As of December 31, 2007, the Fund did not have securities on loan.

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management

2007 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2007

evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Federated Investment Management Co. (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Fee Schedule	Fees

Up to $50 million	0.80%

$50 million up to $250 million	0.65%

$250 million up to $500 million	0.60%

$500 million or more	0.55%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $709,581 for the year ended December 31, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”) (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

26 Annual Report 2007

For the year ended December 31, 2007, NFS received $750,277 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $909.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $219,889.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $102,350,211 and sales of $112,847,548.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

2007 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2007

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

28 Annual Report 2007

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$18,434,367	$—	$18,434,367	$—	$18,434,367

2006	$17,880,536	$—	$17,880,536	$—	$17,880,536

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$291,861	$—	$291,862	$—	$(11,939,355)	$(6,604,881)	$(18,357,461)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net
			Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$233,433,959	$3,531,407	$(10,136,288)	$(6,604,881)

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires

$7,986,779	2010

$3,792,955	2011

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October capital losses in the amount of $159,625.

2007 Annual Report 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated NVIT High Income Bond Fund (formerly Federated GVIT High Income Bond Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

30 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 31

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

32 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 33

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34 Annual Report 2007

NVIT S&P 500 Index Fund

AnnualReport

December 31, 2007

Contents
9	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-FHIB (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

NVIT S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the NVIT S&P 500 Index Fund (Class ID at NAV) returned 5.13% versus 5.49% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds (consisting of 57 funds as of Dec. 31, 2007) was 5.12% for the same period.

Can you describe the market environment during the reporting period?

U.S. equities, as represented by the broad-market S&P 500 Index, gained more than five percent during the reporting period, despite significant headwinds that included persistent weakness in the housing sector, a deterioration of financial conditions and escalating fears about the global economic outlook. Equity markets benefited from the strong first half of 2007, which, in most cases, helped to generate positive performance for the year as a whole. Shares of mid-capitalization companies outperformed large- and small-cap stocks for the year, with the S&P MidCap 400 Index gaining 7.98% versus the 5.49% and -0.30% returns of the broad-market S&P 500 Index and the S&P SmallCap 600 Index, respectively.

Regarding the economy, the Federal Reserve Board’s focus shifted from fighting inflation to providing liquidity and reducing short-term interest rates in an effort to shore up the functioning of credit markets and combat economic weakness. During the reporting period, the Federal Reserve lowered the target federal funds rate by 100 basis points, or 1.00%, taking the rate from 5.25% to 4.25%. December data from the U.S. Department of Labor’s Bureau of Labor Statistics indicated that the U.S. unemployment rate rose to 5.00% after holding steady at 4.70% in each of the previous three months. Non-farm payroll employment was essentially unchanged with 18,000 in December 2007. Job declines in manufacturing and construction largely offset job growth in several service-providing industries.

What areas of investment provided the most positive relative returns for the Fund?

Eight of the 10 sectors in the S&P 500 Index posted positive returns for the reporting period, led by energy, with 34.4%; materials, with 22.5%; and utilities, with 19.4%. The strongest performers among individual stocks were energy sector firms National Oilwell Varco, Inc. and CONSOL Energy Inc., consumer discretionary company Amazon.com, Inc., information technology company Apple Inc. and industrials name Cummins, Inc.

What areas detracted from Fund performance?

The financials sector, with -18.6%, and the consumer discretionary sector, with -13.2%, were the weakest performers during the reporting period. Stocks that posted the lowest returns within the Fund’s benchmark index included financials sector companies E*TRADE Financial Corp., Countrywide Financial Corp., MBIA Inc. and Ambac Financial Group, Inc., and consumer discretionary name Circuit City Stores, Inc.

What is your outlook for the near term?

In many ways, we expect 2008 to resemble the latter half of 2007. We believe that economic growth will slow somewhat virtually everywhere in the world, but especially in the United States, closely followed by Europe. The U.S. residential housing market remains in a recession, and credit markets continue to experience turmoil, but we believe that neither the U.S. nor global economy will sink into recession. Averting a recession in the United States will require continued export strength, reliance on strong nonfinancial balance sheets and income statements, the avoidance of significant employment layoffs and an accommodative Fed. The key to our cautiously optimistic outlook is for the U.S. economy to avoid a slump deep enough to dampen long-term earnings expectations, which could end chances for market improvement and undermine the global economy.

In this environment, equities are likely to remain volatile due to the above-normal level of uncertainty and the below-normal level of liquidity. That said, as credit markets regain footing and as investor confidence improves, inexpensive valuations should give way to improved equity market prices, despite disappointing earnings. From a size and style perspective, we believe that large cap, growth-syle companies (particularly those with multinational businesses) will continue to perform well (on a relative basis).

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Debra L. Jelilian and Jeffrey L. Russo, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Standard & Poor’s SmallCap 600 (S&P 600) Index: An unmanaged, market capitalization-weighted index that measures the performance of 600 stocks of small-sized U.S. companies (those with a market cap of $300 million to $2.0 billion).

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with BlackRock Investment Management, LLC.

2007 Annual Report 5

Fund Performance	NVIT S&P 500 Index Fund

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class IV	5.11%	12.50%	1.78%	0.33%

Class ID [3]	5.13%	12.52%	1.80%	0.23%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The Fund’s predecessor, the Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the NVIT S&P Index 500 Fund (which previously had not commenced operations) acquired all assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time the NVIT S&P Index 500 Fund took on the performance of the Market Street Equity Index 500 Portfolio.

[3]	These returns, until the creation of the Class ID (May 1, 2006), are based on the performance of the Class IV shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class ID shares would have produced because all classes of shares invest in the same portfolio of securities. Class ID shares’ annual returns have not been restated to reflect lower expenses than Class IV shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund, Standard & Poor’s 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

NVIT S&P 500 Index Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During	During
			Account	Account	Period ($)	Period (%)
			Value ($)	Value ($)	07/01/07 -	07/01/07 -
NVIT S&P 500 Index Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class IV	Actual		1,000.00	984.70	1.65	0.33
	Hypothetical	[b]	1,000.00	1,023.54	1.68	0.33

Class ID	Actual		1,000.00	984.50	0.90	0.18
	Hypothetical	[b]	1,000.00	1,024.30	0.92	0.18

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

NVIT S&P 500 Index Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.9%
Repurchase Agreements	4.0%
Other Investments*	0.9%
Liabilities in excess of other assets**	-0.8%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	9.9%
Pharmaceuticals	6.1%
Diversified Financial Services	4.9%
Computers & Peripherals	4.4%
Insurance	4.1%
Software	3.6%
Industrial Conglomerates	3.5%
Diversified Telecommunication Services	3.2%
Commercial Banks	2.8%
Aerospace & Defense	2.7%
Other	54.8%

100.0%

Top Holdings***

Exxon Mobil Corp.	3.8%
General Electric Co.	2.8%
Microsoft Corp.	2.1%
AT&T, Inc.	1.9%
Procter & Gamble Co.	1.7%
Chevron Corp.	1.5%
Johnson & Johnson	1.4%
Bank of America Corp.	1.3%
Apple, Inc.	1.3%
Cisco Systems, Inc.	1.2%
Other	81.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

NVIT S&P 500 Index Fund

Common Stocks (95.9%)

	Shares	Value

Aerospace & Defense (2.7%)
Boeing Co.	144,350	$12,624,851
General Dynamics Corp.	72,970	6,493,600
Goodrich Corp.	21,261	1,501,239
Honeywell International, Inc.	138,556	8,530,893
L-3 Communications Holdings, Inc.	22,054	2,336,401
Lockheed Martin Corp.	64,665	6,806,638
Northrop Grumman Corp.	61,454	4,832,743
Precision Castparts Corp.	25,732	3,569,029
Raytheon Co.	81,209	4,929,386
Rockwell Collins, Inc.	28,824	2,074,463
United Technologies Corp.	182,247	13,949,185

		67,648,428

Air Freight & Logistics (0.9%)
C.H. Robinson Worldwide, Inc.	29,650	1,604,658
Expeditors International of Washington, Inc.	39,300	1,755,924
FedEx Corp.	56,878	5,071,811
United Parcel Service, Inc., Class B	193,740	13,701,293

		22,133,686

Airline (0.1%)
Southwest Airlines Co.	129,180	1,575,996

Auto Components (0.2%)
Goodyear Tire & Rubber Co., (The)*	41,543	1,172,343
Johnson Controls, Inc.	106,688	3,845,036

		5,017,379

Automobiles (0.3%)
Ford Motor Co.*	392,001	2,638,167
General Motors Corp. (a)	106,506	2,650,934
Harley-Davidson, Inc.	44,156	2,062,527

		7,351,628

Beverages (1.4%)
Anheuser-Busch Cos., Inc.	137,678	7,206,066
Brown-Forman Corp., Class B	14,279	1,058,217
Coca-Cola Co. (The)	366,534	22,494,192
Coca-Cola Enterprises, Inc.	50,280	1,308,788
Constellation Brands, Inc.*	31,876	753,549
Molson Coors Brewing Co.	23,482	1,212,141
Pepsi Bottling Group, Inc. (The)	24,201	954,971

		34,987,924

Biotechnology (1.0%)
Amgen, Inc.*	198,511	9,218,851
Applera Corp. — Applied Biosystems Group	33,707	1,143,341
Biogen Idec, Inc.*	54,438	3,098,611
Genzyme Corp.*	49,797	3,706,889
Gilead Sciences, Inc.*	171,697	7,899,779
Millipore Corp.*	11,220	821,079

		25,888,550

Building Products (0.1%)
Masco Corp.	71,360	1,542,090
Trane, Inc.	33,469	1,563,337

		3,105,427

Capital Markets (2.4%)
Ameriprise Financial, Inc.	41,301	2,276,098
Bear Stearns Cos., Inc. (The)	22,222	1,961,092
Charles Schwab Corp. (The)	169,726	4,336,499
E*TRADE Financial Corp.* (a)	81,984	291,043
Federated Investors, Inc., Class B	13,733	565,250
Goldman Sachs Group, Inc. (The)	73,584	15,824,239
Janus Capital Group, Inc.	30,562	1,003,962
Legg Mason, Inc.	25,697	1,879,736
Lehman Brothers Holdings, Inc.	96,684	6,327,001
Merrill Lynch & Co., Inc.	157,810	8,471,241
Northern Trust Corp.	33,644	2,576,458
NYSE Euronext	49,400	4,335,838
State Street Corp.	72,621	5,896,825
T. Rowe Price Group, Inc.	46,914	2,856,124

		58,601,406

Chemicals (1.7%)
Air Products & Chemicals, Inc.	38,415	3,788,871
Ashland, Inc.	12,239	580,496
Dow Chemical Co. (The)	171,081	6,744,013
E.I. Du Pont de Nemours & Co.	168,634	7,435,073
Eastman Chemical Co.	16,706	1,020,570
Ecolab, Inc.	29,857	1,528,977
Hercules, Inc.	17,417	337,019
International Flavors & Fragrances, Inc.	12,473	600,325
Monsanto Co.	100,806	11,259,022
PPG Industries, Inc.	28,395	1,994,181
Praxair, Inc.	59,639	5,290,576
Rohm & Haas Co.	24,266	1,287,797
Sigma-Aldrich Corp.	21,809	1,190,771

		43,057,691

Commercial Banks (2.8%)
BB&T Corp.	97,592	2,993,147
Comerica, Inc.	26,440	1,150,933
Commerce Bancorp, Inc.	38,139	1,454,622
Fifth Third Bancorp	102,225	2,568,914

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Commercial Banks (continued)
First Horizon National Corp. (a)	22,862	$414,945
Huntington Bancshares, Inc.	61,118	902,102
KeyCorp	76,381	1,791,135
M & T Bank Corp.	12,760	1,040,833
Marshall & Ilsley Corp.	45,655	1,208,944
National City Corp.	112,593	1,853,281
PNC Financial Services Group, Inc.	64,385	4,226,875
Regions Financial Corp.	124,131	2,935,698
SunTrust Banks, Inc.	65,676	4,104,093
U.S. Bancorp	320,540	10,173,940
Wachovia Corp.	364,329	13,855,432
Wells Fargo & Co.	622,231	18,785,154
Zions Bancorp	19,057	889,771

		70,349,819

Commercial Services & Supplies (0.6%)
Allied Waste Industries, Inc.*	45,339	499,636
Avery-Dennison Corp. (a)	20,154	1,070,984
Cintas Corp.	22,231	747,406
Equifax, Inc.	26,982	981,066
Monster Worldwide, Inc.*	25,795	835,758
Pitney Bowes, Inc.	37,025	1,408,431
R. R. Donnelley & Sons Co.	37,933	1,431,591
Robert Half International, Inc.	27,101	732,811
Waste Management, Inc.	91,342	2,984,143
Western Union Co. (The)	138,025	3,351,247

		14,043,073

Communications Equipment (2.5%)
Ciena Corp.*	17,576	599,517
Cisco Systems, Inc.*	1,118,787	30,285,564
Corning, Inc.	287,094	6,887,385
JDS Uniphase Corp.* (a)	44,293	589,097
Juniper Networks, Inc.*	96,299	3,197,127
Motorola, Inc.	418,619	6,714,649
QUALCOMM, Inc.	305,035	12,003,127
Tellabs, Inc.*	75,685	494,980

		60,771,446

Computers & Peripherals (4.4%)
Apple, Inc.*	161,461	31,982,195
Dell, Inc.*	413,213	10,127,851
EMC Corp.*	384,000	7,115,520
Hewlett-Packard Co.	475,429	23,999,656
International Business Machines Corp.	254,126	27,471,020
Lexmark International, Inc.*	19,577	682,454
Network Appliance, Inc.*	66,447	1,658,517
QLogic Corp.*	30,353	431,013
SanDisk Corp.*	43,282	1,435,664
Sun Microsystems, Inc.*	155,707	2,822,968
Teradata Corp.*	33,600	920,976

		108,647,834

Construction & Engineering (0.2%)
Fluor Corp.	16,733	2,438,333
Jacobs Engineering Group, Inc.*	22,200	2,122,542

		4,560,875

Construction Materials (0.1%)
Vulcan Materials Co.	18,777	1,485,073

Consumer Finance (0.7%)
American Express Co.	215,628	11,216,969
Capital One Financial Corp.	73,122	3,455,746
SLM Corp.	73,595	1,482,203

		16,154,918

Containers & Packaging (0.1%)
Ball Corp.	21,014	945,630
Bemis Co., Inc.	15,339	419,982
Pactiv Corp.*	24,083	641,330
Sealed Air Corp.	25,687	594,397

		2,601,339

Distributor (0.1%)
Genuine Parts Co.	28,428	1,316,216

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	26,247	1,841,227
H & R Block, Inc.	55,050	1,022,279

		2,863,506

Diversified Financial Services (5.1%)
American Capital Strategies Ltd. (a)	34,867	1,149,216
Bank of America Corp.	818,488	33,770,815
Bank of New York Mellon Corp. (The)	209,998	10,239,502
CIT Group, Inc.	32,161	772,829
Citigroup, Inc.	920,643	27,103,730
CME Group, Inc.	9,936	6,816,096
Discover Financial Services	91,332	1,377,287
Franklin Resources, Inc.	28,696	3,283,683
IntercontinentalExchange, Inc.*	12,800	2,464,000
JP Morgan Chase & Co.	619,480	27,040,302
Leucadia National Corp.	30,626	1,442,485
Moody’s Corp.	41,603	1,485,227
Morgan Stanley	194,209	10,314,440

		127,259,612

10 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (3.2%)
American Tower Corp.*	76,900	$3,275,940
AT&T, Inc.	1,118,426	46,481,785
CenturyTel, Inc.	20,168	836,165
Citizens Communications Co.	69,337	882,660
Embarq Corp.	30,554	1,513,340
Qwest Communications International, Inc.* (a)	285,046	1,998,172
Verizon Communications, Inc.	532,961	23,285,066
Windstream Corp.	78,205	1,018,229

		79,291,357

Electric Utilities (2.0%)
Allegheny Energy, Inc.	28,706	1,825,989
American Electric Power Co., Inc.	75,876	3,532,787
Duke Energy Corp.	226,263	4,563,725
Edison International	62,069	3,312,622
Entergy Corp.	36,892	4,409,332
Exelon Corp.	123,227	10,060,252
FirstEnergy Corp.	57,734	4,176,478
FPL Group, Inc.	73,280	4,958,858
Integrys Energy Group, Inc.	11,595	599,345
Pepco Holdings, Inc.	35,500	1,041,215
Pinnacle West Capital Corp.	17,210	729,876
PPL Corp.	67,727	3,527,899
Progress Energy, Inc.	45,166	2,187,389
Southern Co.	140,188	5,432,285

		50,358,052

Electrical Equipment (0.5%)
Cooper Industries Ltd., Class A	31,538	1,667,729
Emerson Electric Co.	142,951	8,099,604
Rockwell Automation, Inc.	29,152	2,010,322

		11,777,655

Electronic Equipment & Instruments (0.3%)
Agilent Technologies, Inc.*	68,865	2,530,100
Jabil Circuit, Inc.	34,297	523,715
Molex, Inc.	23,986	654,818
Tyco Electronics Ltd.	89,209	3,312,330

		7,020,963

Energy Equipment & Services (2.5%)
Baker Hughes, Inc.	60,138	4,877,192
BJ Services Co.	57,671	1,399,098
ENSCO International, Inc.	28,802	1,717,175
Halliburton Co.	160,577	6,087,474
Nabors Industries Ltd.*	55,180	1,511,380
National Oilwell Varco, Inc.*	64,568	4,743,165
Noble Corp.	51,325	2,900,376
Rowan Cos., Inc.	22,872	902,529
Schlumberger Ltd.	220,548	21,695,307
Smith International, Inc.	38,208	2,821,661
Transocean, Inc.*	57,877	8,285,093
Weatherford International Ltd.*	60,461	4,147,625

		61,088,075

Entertainment (0.5%)
Walt Disney Co. (The)	354,950	11,457,786

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	81,726	5,701,206
CVS Caremark Corp.	274,396	10,907,241
Kroger Co. (The)	129,799	3,466,931
Safeway, Inc.	78,576	2,688,085
SUPERVALU, Inc.	40,159	1,506,766
SYSCO Corp.	108,135	3,374,893
Walgreen Co.	180,004	6,854,552
Whole Foods Market, Inc. (a)	27,366	1,116,533

		35,616,207

Food Products (2.3%)
Archer-Daniels-Midland Co.	120,486	5,594,165
Campbell Soup Co.	37,620	1,344,163
ConAgra Foods, Inc.	94,716	2,253,294
Dean Foods Co.	27,086	700,444
General Mills, Inc.	62,701	3,573,957
H.J. Heinz Co.	61,171	2,855,462
Hershey Co., Inc.	28,945	1,140,433
Kellogg Co.	46,314	2,428,243
Kraft Foods, Inc.	289,199	9,436,563
McCormick & Co., Inc.	20,595	780,756
PepsiCo, Inc.	296,837	22,529,928
Sara Lee Corp.	139,666	2,243,036
Tyson Foods, Inc., Class A	45,424	696,350
WM Wrigley Jr. Co., Class A	38,027	2,226,481

		57,803,275

Gas Utilities (0.1%)
Nicor, Inc. (a)	11,181	473,515
Questar Corp.	34,049	1,842,051

		2,315,566

Health Care Equipment & Supplies (1.8%)
CR Bard, Inc.	20,123	1,907,660
Baxter International, Inc.	118,774	6,894,831
Becton, Dickinson & Co.	43,387	3,626,285
Boston Scientific Corp.*	240,835	2,800,911
Cardinal Health, Inc.	68,300	3,944,325
Covidien Ltd.	89,310	3,955,540
Hospira, Inc.*	26,374	1,124,587
Medtronic, Inc.	210,502	10,581,936

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
PerkinElmer, Inc.	18,672	$485,845
St. Jude Medical, Inc.*	62,944	2,558,044
Stryker Corp.	45,108	3,370,470
Varian Medical Systems, Inc.*	21,276	1,109,756
Zimmer Holdings, Inc.*	44,464	2,941,294

		45,301,484

Health Care Providers & Services (2.2%)
Aetna, Inc.	94,251	5,441,110
AmerisourceBergen Corp.	33,009	1,481,114
CIGNA Corp.	53,448	2,871,761
Coventry Health Care, Inc.*	26,943	1,596,373
Express Scripts, Inc.*	47,808	3,489,984
Humana, Inc.*	30,014	2,260,354
Laboratory Corp. of America Holdings* (a)	22,723	1,716,268
McKesson Corp.	54,993	3,602,592
Medco Health Solutions, Inc.*	50,448	5,115,427
Patterson Cos. Inc.*	26,375	895,431
Quest Diagnostics, Inc.	27,160	1,436,764
Tenet Healthcare Corp.*	73,163	371,668
UnitedHealth Group, Inc.	240,393	13,990,873
WellPoint, Inc.*	106,343	9,329,471

		53,599,190

Health Care Technology (0.0%)
IMS Health, Inc.	32,154	740,828

Hotels, Restaurants & Leisure (1.4%)
Carnival Corp.	77,682	3,456,072
Darden Restaurants, Inc.	29,312	812,236
Harrah’s Entertainment, Inc.	33,130	2,940,287
International Game Technology	60,015	2,636,459
Marriott International, Inc., Class A	55,783	1,906,663
McDonald’s Corp.	220,259	12,975,458
Starbucks Corp.*	139,377	2,853,047
Starwood Hotels & Resorts Worldwide, Inc.	38,608	1,699,910
Wendy’s International, Inc.	19,133	494,397
Wyndham Worldwide Corp.	30,587	720,630
YUM! Brands, Inc.	91,979	3,520,036

		34,015,195

Household Durables (0.4%)
Black & Decker Corp.	13,001	905,520
Centex Corp.	23,215	586,411
D. R. Horton, Inc.	50,458	664,532
Fortune Brands, Inc.	26,426	1,912,185
Harman International Industries, Inc.	10,594	780,884
KB Home (a)	16,753	361,865
Leggett & Platt, Inc.	26,963	470,235
Lennar Corp., Class A (a)	23,530	420,952
Newell Rubbermaid, Inc.	47,595	1,231,758
Pulte Homes, Inc.	33,299	350,971
Snap-On, Inc.	8,756	422,389
Stanley Works (The)	12,912	625,974
Whirlpool Corp.	15,228	1,243,062

		9,976,738

Household Products (2.3%)
Clorox Co.	27,417	1,786,766
Colgate-Palmolive Co.	95,172	7,419,609
Kimberly-Clark Corp.	76,184	5,282,599
Procter & Gamble Co.	572,753	42,051,525

		56,540,499

Independent Power Producers & Energy Traders (0.3%)
AES Corp. (The)*	119,044	2,546,351
Constellation Energy Group, Inc.	34,396	3,526,622
Dynegy, Inc.*	81,441	581,489

		6,654,462

Industrial Conglomerates (2.9%)
General Electric Co.	1,863,734	69,088,619
Textron, Inc.	44,330	3,160,729

		72,249,348

Insurance (4.1%)
ACE Ltd.	58,685	3,625,559
AFLAC, Inc.	87,867	5,503,110
Allstate Corp. (The)	107,806	5,630,707
AMBAC Financial Group, Inc. (a)	15,971	411,573
American International Group, Inc.	467,748	27,269,709
AON Corp.	55,980	2,669,686
Assurant, Inc. (a)	16,704	1,117,498
Chubb Corp.	69,726	3,805,645
Cincinnati Financial Corp.	28,290	1,118,587
Genworth Financial, Inc.	85,205	2,168,467
Hartford Financial Services Group, Inc.	56,932	4,963,901
Lincoln National Corp.	47,517	2,766,440
Loews Corp.	78,795	3,966,540
Marsh & McLennan Cos., Inc.	95,455	2,526,694
MBIA, Inc.	25,839	481,381
MetLife, Inc.	134,523	8,289,307
Principal Financial Group, Inc.	46,723	3,216,411

12 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Progressive Corp. (The)	127,169	$2,436,558
Prudential Financial, Inc.	85,152	7,922,542
Safeco Corp.	19,644	1,093,778
Torchmark Corp.	15,491	937,670
Travelers Cos., Inc. (The)	117,991	6,347,916
Unum Group	62,307	1,482,284
XL Capital Ltd., Class A	34,636	1,742,537

		101,494,500

Internet & Catalog Retail (0.6%)
Amazon.Com, Inc.*	55,782	5,167,644
eBay, Inc.*	207,405	6,883,772
Expedia, Inc.*	38,900	1,230,018
InterActiveCorp*	35,316	950,707

		14,232,141

Internet Software & Services (1.5%)
Akamai Technologies, Inc.*	31,211	1,079,900
Google, Inc., Class A*	42,687	29,517,207
Verisign, Inc.*	42,483	1,597,786
Yahoo!, Inc.*	244,680	5,691,257

		37,886,150

IT Services (0.7%)
Affiliated Computer Services, Inc., Class A*	19,295	870,205
Automatic Data Processing, Inc. (b)	94,463	4,206,437
Cognizant Technology Solutions Corp.*	54,738	1,857,808
Computer Sciences Corp.*	34,047	1,684,305
Convergys Corp.*	21,249	349,759
Electronic Data Systems Corp.	89,789	1,861,326
Fidelity National Information Services, Inc.	29,177	1,213,471
Fiserv, Inc.*	32,207	1,787,166
Paychex, Inc.	64,413	2,333,039
Total System Services, Inc.	37,700	1,055,600
Unisys Corp.*	49,751	235,322

		17,454,438

Leisure Equipment & Products (0.1%)
Brunswick Corp.	13,760	234,608
Eastman Kodak Co. (a)	55,847	1,221,374
Hasbro, Inc.	30,762	786,892
Mattel, Inc.	65,680	1,250,547

		3,493,421

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.*	76,458	4,410,097
Waters Corp.*	17,309	1,368,623

		5,778,720

Machinery (1.6%)
Caterpillar, Inc.	118,792	8,619,547
Cummins, Inc.	19,432	2,475,054
Danaher Corp.	45,851	4,022,967
Deere & Co.	82,446	7,677,371
Dover Corp.	35,333	1,628,498
Eaton Corp.	25,787	2,500,050
Ingersoll-Rand Co. Ltd., Class A (a)	52,629	2,445,670
ITT Corp.	31,401	2,073,722
Manitowoc Co., Inc. (The)	23,500	1,147,505
PACCAR, Inc.	66,832	3,641,007
Pall Corp.	20,147	812,327
Parker Hannifin Corp.	32,248	2,428,597
Terex Corp.*	17,922	1,175,146

		40,647,461

Manufacturing (0.8%)
3M Co.	132,817	11,199,129
Illinois Tool Works, Inc.	74,600	3,994,084
Tyco International Ltd.	88,910	3,525,282

		18,718,495

Media (2.2%)
CBS Corp., Class B	130,493	3,555,934
Clear Channel Communications, Inc.	88,214	3,045,147
Comcast Corp., Class A*	536,647	9,799,174
Comcast Corp., Special Class A*	30,100	545,412
DIRECTV Group, Inc. (The)*	129,880	3,002,826
E.W. Scripps Co., Class A	13,613	612,721
Gannett Co., Inc.	45,918	1,790,802
Interpublic Group Cos., Inc. (The)* (a)	76,675	621,834
McGraw-Hill Cos., Inc. (The)	62,979	2,759,110
Meredith Corp.	9,237	507,850
New York Times Co. (The), Class A	31,763	556,805
News Corp., Class A	420,806	8,622,315
Omnicom Group, Inc.	62,805	2,985,122
Time Warner, Inc.	666,641	11,006,243
Viacom, Inc., Class B*	122,869	5,396,407
Washington Post Co. (The), Class B	1,100	870,573

		55,678,275

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Metals & Mining (1.0%)
Alcoa, Inc.	159,445	$5,827,715
Allegheny Technologies, Inc.	17,925	1,548,720
Freeport-McMoRan Copper & Gold, Inc., Class B	70,755	7,248,142
Newmont Mining Corp.	85,284	4,164,418
Nucor Corp.	52,323	3,098,568
Titanium Metals Corp. (a)	16,900	447,005
United States Steel Corp.	22,216	2,686,136

		25,020,704

Multi-Utilities (1.1%)
Ameren Corp.	40,555	2,198,487
CenterPoint Energy, Inc.	52,127	892,935
CMS Energy Corp.	34,649	602,200
Consolidated Edison, Inc.	51,053	2,493,939
DTE Energy Co.	32,969	1,449,317
Dominion Resources, Inc.	108,554	5,150,887
NiSource, Inc.	43,619	823,963
PG&E Corp.	62,523	2,694,116
Public Service Enterprise Group, Inc.	47,928	4,708,447
Sempra Energy	46,307	2,865,477
TECO Energy, Inc.	37,964	653,360
Xcel Energy, Inc.	71,852	1,621,700

		26,154,828

Multiline Retail (1.6%)
Big Lots, Inc.* (a)	21,448	342,954
Dillard’s, Inc., Class A (a)	14,563	273,493
Family Dollar Stores, Inc.	23,606	453,943
J.C. Penney Co., Inc.	42,059	1,850,175
Kohl’s Corp.*	56,654	2,594,753
Macy’s, Inc.	81,905	2,118,882
Nordstrom, Inc.	36,760	1,350,195
Sears Holdings Corp.* (a)	14,172	1,446,253
Target Corp.	152,993	7,649,650
Wal-Mart Stores, Inc.	435,732	20,710,342

		38,790,640

Office Electronics (0.1%)
Xerox Corp.*	164,964	2,670,767

Oil, Gas & Consumable Fuels (9.9%)
Anadarko Petroleum Corp.	84,014	5,518,880
Apache Corp.	62,219	6,691,031
Chesapeake Energy Corp.	84,573	3,315,262
Chevron Corp.	390,019	36,400,473
ConocoPhillips	296,477	26,178,919
CONSOL Energy, Inc.	33,502	2,396,063
Devon Energy Corp.	80,614	7,167,391
El Paso Corp.	123,420	2,127,761
EOG Resources, Inc.	46,378	4,139,237
Exxon Mobil Corp.	1,007,523	94,394,830
Hess Corp.	52,044	5,249,158
Marathon Oil Corp.	129,287	7,868,407
Murphy Oil Corp.	33,338	2,828,396
Noble Energy, Inc.	32,300	2,568,496
Occidental Petroleum Corp.	152,786	11,762,994
Peabody Energy Corp.	47,502	2,928,023
Range Resources Corp.	28,200	1,448,352
Spectra Energy Corp.	111,621	2,882,054
Sunoco, Inc.	22,839	1,654,457
Tesoro Corp.	25,700	1,225,890
Valero Energy Corp.	102,849	7,202,515
Williams Cos., Inc.	111,730	3,997,699
XTO Energy, Inc.	86,882	4,462,260

		244,408,548

Paper & Forest Products (0.3%)
International Paper Co.	74,964	2,427,335
MeadWestvaco Corp.	37,324	1,168,241
Weyerhaeuser Co.	40,419	2,980,497

		6,576,073

Personal Products (0.2%)
Avon Products, Inc.	82,277	3,252,410
Estee Lauder Co., Inc. (The), Class A	19,999	872,156

		4,124,566

Pharmaceuticals (6.2%)
Abbott Laboratories (b)	284,934	15,999,044
Allergan, Inc.	57,458	3,691,102
Barr Pharmaceuticals, Inc.*	18,472	980,863
Bristol-Myers Squibb Co.	366,729	9,725,653
Celgene Corp.*	71,703	3,313,396
Eli Lilly & Co.	183,269	9,784,732
Forest Laboratories, Inc., Class A*	59,628	2,173,441
Johnson & Johnson (b)	527,730	35,199,591
King Pharmaceuticals, Inc.*	37,805	387,123
Merck & Co., Inc.	401,345	23,322,158
Mylan, Inc. (a)	60,967	857,196
Pfizer, Inc.	1,259,451	28,627,321
Schering-Plough Corp.	294,984	7,858,374
Watson Pharmaceuticals, Inc.*	17,744	481,572
Wyeth	246,979	10,914,002

		153,315,568

14 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Real Estate Investment Trusts (REITs) (1.0%)
Apartment Investment & Management Co., Class A	20,496	$711,826
AvalonBay Communities, Inc.	15,783	1,485,812
Boston Properties, Inc.	23,118	2,122,464
Developers Diversified Realty Corp.	23,754	909,541
Equity Residential	53,465	1,949,868
General Growth Properties, Inc.	47,298	1,947,732
Host Hotels & Resorts, Inc.	90,351	1,539,581
Kimco Realty Corp.	43,470	1,582,308
Plum Creek Timber Co., Inc.	29,189	1,343,861
ProLogis	48,950	3,102,451
Public Storage	21,248	1,559,816
Simon Property Group, Inc. (a)	41,756	3,626,926
Vornado Realty Trust	25,292	2,224,431

		24,106,617

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	33,050	712,227

Road & Rail (0.8%)
Burlington Northern Santa Fe Corp.	56,373	4,691,925
CSX Corp.	80,351	3,533,837
Norfolk Southern Corp.	73,977	3,731,400
Ryder System, Inc.	12,571	590,963
Union Pacific Corp.	49,452	6,212,160

		18,760,285

Semiconductors & Semiconductor Equipment (2.6%)
Advanced Micro Devices, Inc.* (a)	113,814	853,605
Altera Corp.	62,052	1,198,845
Analog Devices, Inc.	55,483	1,758,811
Applied Materials, Inc.	258,632	4,593,304
Broadcom Corp., Class A*	83,918	2,193,617
Intel Corp.	1,078,212	28,745,132
KLA-Tencor Corp.	35,861	1,727,066
Linear Technology Corp.	44,816	1,426,493
LSI Corp.*	120,548	640,110
MEMC Electronic Materials, Inc.*	41,458	3,668,618
Microchip Technology, Inc.	40,400	1,269,368
Micron Technology, Inc.*	145,172	1,052,497
National Semiconductor Corp.	47,237	1,069,446
Novellus Systems, Inc.*	24,749	682,330
NVIDIA Corp.*	100,324	3,413,022
Teradyne, Inc.*	28,163	291,205
Texas Instruments, Inc.	258,544	8,635,370
Xilinx, Inc.	58,732	1,284,469

		64,503,308

Software (3.6%)
Adobe Systems, Inc.*	108,180	4,622,531
Autodesk, Inc.* (a)	44,126	2,195,710
BMC Software, Inc.*	34,241	1,220,349
C.A., Inc.	70,094	1,748,845
Citrix Systems, Inc.*	35,388	1,345,098
Compuware Corp.*	54,426	483,303
Electronic Arts, Inc.*	58,373	3,409,567
Intuit, Inc.*	64,671	2,044,250
Microsoft Corp.	1,483,751	52,821,536
Novell, Inc.*	53,654	368,603
Oracle Corp.*	727,208	16,420,357
Symantec Corp.*	165,535	2,671,735

		89,351,884

Specialty Retail (1.6%)
Abercrombie & Fitch Co., Class A	16,831	1,345,975
AutoNation, Inc.*	28,187	441,408
AutoZone, Inc.*	8,890	1,066,000
Bed Bath & Beyond, Inc.*	46,765	1,374,423
Best Buy Co., Inc. (a)	66,147	3,482,640
Circuit City Stores, Inc. (a)	33,541	140,872
GameStop Corp.*	29,600	1,838,456
Gap, Inc. (The)	89,823	1,911,433
Home Depot, Inc.	307,602	8,286,798
Ltd Brands, Inc.	61,536	1,164,876
Lowe’s Cos., Inc.	265,752	6,011,310
Nike, Inc.	69,301	4,451,896
Office Depot, Inc.*	51,672	718,758
OfficeMax, Inc.	16,645	343,886
RadioShack Corp. (a)	28,432	479,364
Sherwin-Williams Co. (The)	21,165	1,228,417
Staples, Inc.	134,605	3,105,337
Tiffany & Co.	25,623	1,179,427
TJX Cos., Inc.	78,357	2,251,197

		40,822,473

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.*	66,954	2,047,453
Jones Apparel Group, Inc.	19,867	317,673
Liz Claiborne, Inc.	21,732	442,246
Polo Ralph Lauren Corp.	12,172	752,108
V.F. Corp.	14,737	1,011,843

		4,571,323

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Thrifts & Mortgage Finance (0.7%)
Countrywide Financial Corp (a)	111,982	$1,001,119
Federal National Mortgage Association	178,303	7,128,554
Freddie Mac	121,335	4,133,883
Hudson City Bancorp, Inc.	90,576	1,360,452
MGIC Investment Corp. (a)	17,711	397,258
Sovereign Bancorp, Inc.	60,281	687,203
Washington Mutual, Inc.	162,402	2,210,291

		16,918,760

Tobacco (1.3%)
Altria Group, Inc.	388,393	29,354,743
Reynolds American, Inc. (a)	29,636	1,954,790
UST, Inc.	26,975	1,478,230

		32,787,763

Trading Companies & Distributors (0.0%)
W.W. Grainger, Inc.	13,329	1,166,554

Wireless Telecommunication Services (0.3%)
Sprint Nextel Corp.	517,493	6,794,683

Total Common Stocks		2,372,169,678

Repurchase Agreements (4.0%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $5,564,178, collateralized by Government National Mortgage Association with a market value of $5,674,131	$5,562,874	5,562,874
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $49,036,759, collateralized by U.S. Government Agencies with a market value of $50,005,770	49,025,265	49,025,265
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $42,907,164, collateralized by U.S. Government Agency Mortgages with a market value of $43,755,049	42,897,107	42,897,107

Total Repurchase Agreements		97,485,246

Securities Purchased With Collateral For Securities On Loan (0.9%)
Repurchase Agreement (0.9%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $23,287,322, collateralized by U.S. Government Agency Mortgages with a market value of $23,746,802	23,281,178	23,281,178

Total Securities Purchased With Collateral For Securities On Loan		23,281,178

Total Investments (Cost $2,424,407,223) (c) — 100.8%		2,492,936,102
Liabilities in excess of other assets — (0.8)%		(19,930,878)

NET ASSETS — 100.0%		$2,473,005,224

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of December 31, 2007.

(b)	All or a part of the security was pledged as collateral for futures as of December 31, 2007.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

At December 31, 2007, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of	Long		Covered By	Appreciation/
Contracts	Contracts	Expiration	Contracts	Depreciation

271	S&P 500 Futures	03/20/08	$100,080,300	$(224,093)

See Accompanying Notes to Financial Statements.

16 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

NVIT S&P 500
Index Fund

Assets:
Investments, at value (cost $2,303,640,799)*	$2,372,169,678
Repurchase agreements, at cost and value	120,766,424

Total Investments	2,492,936,102

Interest and dividends receivable	3,794,641
Receivable for capital shares issued	1,527,369
Receivable for investments sold	1,983,336
Prepaid expenses and other assets	2,181

Total Assets	2,500,243,629

Liabilities:
Payable to custodian	235,791
Payable for variation margin on futures contracts	536,114
Payable for investments purchased	1,969,262
Payable upon return of securities loaned (Note 2)	23,281,178
Payable for capital shares redeemed	825,159
Accrued expenses and other payables:
Investment advisory fees	271,789
Fund administration and transfer agent fees	48,643
Administrative servicing fees	37,427
Custodian fees	6,441
Compliance program costs	6,762
Other	19,839

Total Liabilities	27,238,405

Net Assets	$2,473,005,224

Represented by:
Capital	$2,460,209,254
Accumulated net investment income	310,710
Accumulated net realized losses from investment and futures transactions	(55,819,526)
Net unrealized appreciation on investments and futures	68,304,786

Net Assets	$2,473,005,224

Net Assets:
Class IV Shares	$255,677,256
Class ID Shares	2,217,327,968

Total	$2,473,005,224

Shares outstanding (unlimited number of shares authorized):
Class IV Shares	25,024,792
Class ID Shares	217,101,115

Total	242,125,907

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class IV Shares	$10.22
Class ID Shares	$10.21

*	Includes value of securities on loan of $22,591,875 (Note 2).

See accompanying notes to financial statements.

2007 Annual Report 17

Statement of Operations
For the Year Ended December 31, 2007

NVIT S&P 500
Index Fund

INVESTMENT INCOME:
Interest income	$4,175,660
Dividend income	34,326,322
Income from securities lending (Note 2)	108,358

Total Income	38,610,340

Expenses:
Investment advisory fees	2,362,816
Fund administration and transfer agent fees	851,565
Administrative servicing fees Class IV Shares	322,839
Custodian fees	64,633
Trustee fees	80,338
Compliance program costs (Note 3)	8,422
Other	306,433

Total expenses before earnings credit	3,997,046
Earnings credit (Note 5)	(14,315)

Net Expenses	3,982,731

Net Investment Income	34,627,609

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	3,538,109
Net realized gains on futures transactions	2,453,169

Net realized gains on investment and futures transactions	5,991,278
Net change in unrealized appreciation on investments and futures	16,404,467

Net realized/unrealized gains on investments and futures	22,395,745

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$57,023,354

See accompanying notes to financial statements.

18 Annual Report 2007

Statements of Changes in Net Assets

	NVIT S&P 500
	Index Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$34,627,609	$6,791,148
Net realized gains (losses) on investment transactions and futures transactions	5,991,278	(775,929)
Net change in unrealized appreciation on investments and futures	16,404,467	55,012,201

Change in net assets resulting from operations	57,023,354	61,027,420

Distributions to shareholders from:
Net investment income:
Class IV	(4,269,811)	(4,357,979)
Class ID	(30,054,955)	(2,414,995)

Change in net assets from shareholder distributions	(34,324,766)	(6,772,974)

Change in net assets from capital transactions	1,896,969,783	233,511,386

Change in net assets	1,919,668,371	287,765,832
Net Assets:
Beginning of period	553,336,853	265,571,021

End of period	$2,473,005,224	$553,336,853

Accumulated net investment income at end of period	$310,710	$38,818

CAPITAL TRANSACTIONS:
Class IV Shares
Proceeds from shares issued	$8,824,825	$9,503,803
Dividends reinvested	4,269,786	4,357,979
Cost of shares redeemed	(37,367,441)	(42,352,251)

	(24,272,830)	(28,490,469)

Class ID Shares
Proceeds from shares issued	547,877,576	259,586,860 (a)
Proceeds from in-kind transactions	1,387,369,746	– (a)
Dividends reinvested	30,054,335	2,414,995 (a)
Cost of shares redeemed	(44,059,044)	– (a)

	1,921,242,613	262,001,855

Change in net assets from capital transactions	$1,896,969,783	$233,511,386

See accompanying notes to financial statements.

2007 Annual Report 19

Statements of Changes in Net Assets (Continued)

	NVIT S&P 500
	Index Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class IV Shares
Issued	858,556	1,041,694
Reinvested	412,393	471,632
Redeemed	(3,636,349)	(4,630,748)

	(2,365,400)	(3,117,422)

Class ID Shares
Issued	52,739,732	28,369,561	(a)
Proceeds from in-kind transactions	137,091,872	–	(a)
Reinvested	2,877,284	253,932	(a)
Redeemed	(4,231,266)	–	(a)

	188,477,622	28,623,493

Total change in shares	186,112,222	25,506,071

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

20 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

NVIT S&P 500 Index Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net		Net Asset
	Beginning	Investment	Gains on	Investment	Investment	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Distributions	of Period	Return (a)

Class IV Shares
Year ended December 31, 2003 (e)	$6.24	0.11	1.63	1.74	(0.13)	(0.13)	$7.85	28.33%
Year ended December 31, 2004	$7.85	0.14	0.68	0.82	(0.22)	(0.22)	$8.45	10.59%
Year ended December 31, 2005	$8.45	0.14	0.26	0.40	(0.14)	(0.14)	$8.71	4.75%
Year ended December 31, 2006	$8.71	0.17	1.15	1.32	(0.15)	(0.15)	$9.88	15.32%
Year ended December 31, 2007	$9.88	0.19	0.32	0.51	(0.17)	(0.17)	$10.22	5.11%
Class ID Shares
Period ended December 31, 2006 (f) (g)	$9.15	0.13	0.72	0.85	(0.12)	(0.12)	$9.88	9.42%
Year ended December 31, 2007	$9.88	0.18	0.33	0.51	(0.18)	(0.18)	$10.21	5.13%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses to	Income to	Reimbursements)	Reimbursements)
	Period	Average Net	Average Net	to Average	to Average	Portfolio
	(000s)	Assets (b)	Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class IV Shares
Year ended December 31, 2003 (e)	$281,115	0.28%	1.51%	0.47%	1.32%	2.41%
Year ended December 31, 2004	$286,933	0.28%	1.74%	0.43%	1.59%	3.10%
Year ended December 31, 2005	$265,571	0.28%	1.58%	0.47%	1.40%	4.29%
Year ended December 31, 2006	$270,585	0.31%	1.80%	0.38%	1.73%	5.40%
Year ended December 31, 2007	$255,677	0.32%	1.77%	0.32%	1.77%	4.93%
Class ID Shares
Period ended December 31, 2006 (f) (g)	$282,751	0.23%	1.99%	0.23%	1.98%	5.40%
Year ended December 31, 2007	$2,217,328	0.20%	1.87%	0.20%	1.87%	4.93%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	The NVIT S&P 500 Index Fund retained the history of Market Street Equity 500 Index Fund and the existing shares of the fund were designated Class IV Shares.

(f)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 21

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the NVIT S&P 500 Index Fund (the “Fund”) (formerly “GVIT S&P 500 Index Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

22 Annual Report 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

24 Annual Report 2007

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of	Value of
Loaned Securities	Collateral

$22,591,875	$23,281,178

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2007 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2007

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. BlackRock Investment Management, LLC (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Fee Schedule	Fees

Up to $1.5 billion	0.13%

$1.5 billion up to $3 billion	0.12%

$3 billion or more	0.11%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $342,017 for the year ended December 31, 2007.

Effective May 1, 2007, NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.23% for all classes of shares until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, pursuant to the Expense Limitation Agreement, at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made,(as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

26 Annual Report 2007

As of December 31, 2007, the cumulative potential reimbursements for the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA would be:

Amount Fiscal Year 2005	Amount Fiscal Year 2006	Amount Fiscal Year 2007

$500,657	$209,099	$0

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”(“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.20% of the daily average net assets of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $592,149 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2007, the Fund’s portion of such costs amounted to $8,422.

2007 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2007

4. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $644,160,219 and sales of $86,255,126.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

28 Annual Report 2007

authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

9. Other

During the year ended December 31, 2007, the NVIT S&P 500 Index Fund accepted securities eligible for investment by the Fund as consideration for Fund shares issued (“Purchase In-Kind”) to the Nationwide NVIT Investor Destinations Aggressive Fund, Nationwide NVIT Investor Destinations Moderately Aggressive Fund, Nationwide NVIT Investor Destinations Moderate Fund, Nationwide NVIT Investor Destinations Moderately Conservative Fund and Nationwide NVIT Investor Destinations Conservative Fund, pursuant to no-action relief received from the Securities and Exchange Commission. Gartmore Variable Insurance Trust (no-action letter pub. avail. December 29, 2006).

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$34,324,766	$—	$34,324,766	$—	$34,324,766

2006	$6,772,974	$—	$6,772,974	$—	$6,772,974

2007 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2007

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$224,573	$—	$224,573	$—	$(29,253,036)	$41,824,433	$12,795,970

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$2,451,111,669	$238,377,582	$(196,553,149)	$41,824,433

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Expires
Amount

$2,508,340	2010

As of December 31, 2007, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires

Market Street Equity 500 Index	7,095,878	2010
Market Street Equity 500 Index	6,803,394	2011
Market Street Equity 500 Index	3,471,330	2012
Market Street Equity 500 Index	5,765,025	2013

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October currency losses in the amount of $3,609,069.

30 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT S&P 500 Index Fund (formerly GVIT S&P 500 Index Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 31

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 93% of income dividends that qualify for the dividends received deduction available to corporations.

32 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 33

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

34 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 35

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36 Annual Report 2007

Van Kampen NVIT Multi-Sector Bond Fund
AnnualReport

December 31, 2007

Contents
10	Statement of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights
29	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-WWL (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution—the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Van Kampen NVIT Multi Sector Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007 the Van Kampen NVIT Multi Sector Bond Fund (Class I at NAV) returned 4.62% versus 6.88% for its benchmark, a blend of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup High Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% J.P. Morgan Emerging Markets Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Bond Funds (consisting of 51 funds as of Dec. 31, 2007) was 5.53% for the same period.

Can you describe the market environment during the reporting period?

Worries about the residential housing downturn persisted throughout the reporting period, hitting a peak during the second quarter of 2007. The markets responded severely when confronted with increasing delinquency rates on subprime loans, high-profile hedge fund collapses and a series of subprime mortgage-related credit downgrades. This impact was exacerbated by an influx of sellers who were forced to liquidate assets to help meet margin calls and capital withdrawals, resulting in a flight to quality. Overall, U.S. Treasury securities outperformed all other areas of the fixed-income market.

The mortgage market was hit by the turmoil involving residential housing, and especially by its spillover effects on secondary market activity, most notably in the non-Agency mortgage area. The result was a further reduction in mortgage market liquidity, as well as a sharp drop in the availability of non-conforming mortgage loans to the general public.

Corporate issues underperformed relative to other major asset classes. Within the investment-grade corporate sector, higher-rated (AAA) issues outpaced middle investment-grade issues. Industrials and utilities handily outpaced financials, which were hit most by the recent liquidity crisis. Overall, short-term issues outperformed intermediate- and long-dated issues.

Within the high-yield sector, spreads were at their tightest levels in more than 20 years at the end of May 2007. Throughout the balance of 2007, however, spreads widened. Several key factors affected the high-yield sector’s performance during the reporting period. On the favorable side, low default rates, moderate economic growth, favorable earnings trends and relatively low U.S. Treasury yields benefited sector performance. Conversely, in the latter months of 2007, the higher probability of a recession, concerns about higher default rates in 2008, the lingering liquidity crunch and the inability to finance many of the leveraged buyouts (LBOs) that occurred earlier in the year weighed heavily on the high-yield market. Overall, intermediate-term and higher-quality issues posted the best returns within the high-yield sector.

What areas of investment provided the most positive relative returns for the Fund?

The Fund has held an underweight corporate position for some time now, which has benefited relative performance. Much of this outperformance came in the later months of the reporting period as credit spreads widened. Within the high-yield portion of the portfolio, an overall underweight, especially to the lower-rated segment, benefited relative performance because higher-quality issues generally outperformed lower-rated issues.

Our emerging market debt activities also had a favorable impact on Fund performance. Overall, the strategy favored local-currency-denominated securities in Argentina, Brazil, Mexico, Turkey and a few smaller countries.

The Fund’s yield curve positioning aided performance as well. In March 2007, the position was adjusted to underweight longer-dated issues and overweight intermediate-dated issues. This action proved particularly helpful to Fund performance as the spread between intermediate- and long-dated yields widened and the yield curve steepened during the summer months.

What areas detracted from Fund performance?

Throughout the reporting period, we employed a defensive interest-rate strategy by maintaining a duration for the Fund that was shorter than that of the benchmark index. Although this strategy was beneficial early in the reporting period when interest rates were rising, it detracted from Fund performance overall because the Federal Reserve’s easing in the latter months of 2007 caused rates to decline significantly.

4 Annual Report 2007

Van Kampen NVIT Multi Sector Bond Fund

The Fund’s holdings in mortgage securities generally hindered overall performance. For the majority of the reporting period, the Fund held an underweight position to Agency mortgage-backed securities, with a focus on high-coupon, slow-prepaying Agency issues, and an overweight to non-Agency mortgages issued to high-quality borrowers. The Fund’s underweight to Agency mortgage-backed securities benefited performance, but the gain was more than offset by the poor price performance of Fund holdings in non-Agency mortgages.

What is your outlook for the near term?

We believe that the credit market remains vulnerable to potential credit downgrades and/or an economic downturn. If the economy moves into recession, as some observers are predicting, we believe that defaults in the high-yield market are likely to rise and spreads are likely to widen further. Consequently, we remain cautious and believe it is prudent to remain defensively positioned in 2008. We will, however, look for opportunities to take advantage of the recent spread widening and add to the Fund’s corporate positions where valuations appear to offer attractive value to other sectors.

We continue to believe that forward rates at the longer end of the yield curve are relatively rich. In addition, we believe the Fed is likely to institute more accommodative monetary policy, which would cause further steepening of the yield curve. With the increasing prospect for inflation as a result of interest-rate eases, a commensurate increase in risk premium in the long end of the yield curve is likely. This increase in risk premium should manifest itself as a larger demand for yield to compensate for the increased risk, driving long rates up in relation to intermediate rates and thereby creating the steeper yield curve that our Fund positioning is designed to target.

Subadviser:

Morgan Stanley Investment Management Inc.

Portfolio Managers:

W. David Armstrong, Abigail McKenna, David Germany and Robert M. Sella

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. [Should be in close proximity to standardized performance table. Prominent disclosure of maximum sales charges and total annual fund operating expense ratio should also accompany standardized performance table.]

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Citigroup U.S. Broad Investment-Grade Bond Index: An unmanaged, market capitalization-weighted, fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage and investment-grade corporate securities with maturities of one year or more, and generally represents the U.S. bond market.

Citigroup High Yield Market Index: An unmanaged index that reflects the performance of below-investment-grade debt, including cash-pay and deferred-interest securities, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of developed government bond markets in 20-plus countries; includes securities with maturities of one year or more that are deemed suitable for global investors, based on quality, size, pricing and currency.

J.P. Morgan Emerging Markets Bond Index: An unmanaged index that reflects the total returns for traded external debt instruments of emerging markets, including external-currency-denominated Brady bonds, loans, eurobonds and U.S. dollar-denominated local markets instruments.

Duration is a measure of the sensitivity of a bond’s price to changes in interest rates, expressed in years. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. The longer a bond’s duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Morgan Stanley Investment Management Inc.

6 Annual Report 2007

Van Kampen NVIT Multi Sector Bond Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	4.62%	6.01%	5.11%	1.02%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Van Kampen NVIT Multi Sector Bond Fund, the Van Kampen NVIT Multi Sector Bond Composite Index (the Composite)(a), Citigroup US Broad Investment-Grade Bond Index (Citigroup USBIG Index)(b), Citigroup US High Yield Market Index(c), Citigroup World Government Bond Index-unhedged(d), JP Morgan Emerging Markets Bond Index (JP Morgan EMBI Global)(e), and Consumer Price Index (CPI)(f) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite is a combination of Citigroup U.S. Broad Investment-Grade Bond Index (60%), Citigroup U.S. High-Yield Market Index (15%), Citigroup World Government Bond Index — unhedged (15%) and J.P. Morgan Emerging Market Bond Index (10%). Unlike mutual funds, the composite index does not include expenses. If expenses were included, the actual returns would be lower.

(b)	The Citigroup USBIG Index is designed to track the performance of bonds issued in the U.S. investment grade bond market. The USBIG Index includes institutionally traded U.S. Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager.

(c)	The Citigroup U.S. High-Yield Market Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States and Canada.

(d)	The Citigroup World Government Bond Index-unhedged includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(e)	The J.P. Morgan EMBI Global, which currently covers 27 emerging market countries. Included in the EMBI Global are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

(f)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 7

Van Kampen NVIT Multi Sector Bond Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	07/01/07 -	07/01/07 -
Van Kampen NVIT Multi Sector Bond Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	1,035.60	5.23	1.02
	Hypothetical	[b]	1,000.00	1,020.06	5.19	1.02

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2007

Van Kampen NVIT Multi Sector Bond Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mortgage-Backed Obligations	41.8%
Corporate Bonds	18.9%
Sovereign Bonds	13.1%
Asset-Backed Securities	11.1%
Commercial Mortgage Backed Securities	7.4%
U.S. Government Agency & Obligations	7.4%
U.S. Government Agency Long-Term Obligations	4.4%
Interest Only Bonds	3.2%
Collateralized Mortgage Obligations	3.2%
Repurchase Agreements	2.7%
Yankee Dollars	1.0%
Options Purchased	0.0%
Principal Only Bonds	0.0%
Warrants	0.0%
Federal Home Loan Mortgage Corporation	0.0%
Other Investments*	1.0%
Liabilities in excess of other assets**	-15.2%

100.0%

Top Holdings***

U.S. Treasury Notes, 6.13%, 08/15/29	5.9%
Federal Home Loan Mortgage Corporation TBA, 6.00%, 01/15/37	4.4%
Federal National Mortgage Association TBA, 5.00%, 01/15/37	3.7%
Federal National Mortgage Association TBA, 5.50%, 02/15/37	3.0%
Federal Home Loan Mortgage Corp., Gold, Pool # C02851, 5.50%, 05/01/37	3.0%
Bundesrepublik Deutschland (EUR), 5.63%, 01/04/28	2.6%
Spain Government Bond (EUR), 5.15%, 07/30/09	1.4%
Federal National Mortgage Association TBA, 4.50%, 01/01/19	1.0%
Federal National Mortgage Association TBA, 5.00%, 01/15/22	1.0%
Federal National Mortgage Association TBA, 6.50%, 01/01/35	1.0%
Other	73.0%

100.0%

Top Industries

Diversified Financial Services	8.7%
Banks	6.4%
Real Estate Investment Trusts (REITs)	3.3%
Oil, Gas & Consumable Fuels	2.3%
Media — Non Cable	1.6%
Telecommunications	1.4%
Electric Utilities	1.2%
Health Care Providers & Services	1.0%
Special Purpose Entity	0.9%
Food Products	0.9%
Other	72.3%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 9

Statement of Investments
December 31, 2007

Van Kampen NVIT Multi Sector Bond Fund

Corporate Bonds (18.9%)

	Principal
	Amount	Value

Aerospace & Defense (0.1%) (a)
Systems 2001 Asset Trust LLC, 6.66%, 09/15/13	$252,735	$260,317

Auto (0.1%) (b)
ArvinMeritor, Inc., 8.75%, 03/01/12	225,000	209,812

Automobiles (0.8%)
Daimler Finance North America LLC, 8.50%, 01/18/31	180,000	227,015
Ford Motor Credit Co. LLC, 7.25%, 10/25/11	1,470,000	1,273,254
Sonic Automotive, Inc., Series B, 8.63%, 08/15/13	445,000	432,763

		1,933,032

Banks (0.8%)
Bank of America Corp., 5.75%, 12/01/17	50,000	50,115
Bank One Corp., 6.00%, 02/17/09	95,000	95,848
JP Morgan Chase & Co., 7.00%, 11/15/09	240,000	250,136
JP Morgan Chase & Co. (BRL), 0.00%, 01/03/12	855,000	461,460
Marshall & Ilsley Bank, 3.80%, 02/08/08	605,000	604,213
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.18%, 05/16/13	100,000	101,900
7.18%, 05/16/13 (a)	280,000	287,364

		1,851,036

Beverages (0.1%) (a)
FBG Finance Ltd., 5.13%, 06/15/15	250,000	243,078

Building Products (0.0%) (c)
Goodman Global Holdings, 7.99%, 06/15/12	50,000	49,750

Chemicals (0.4%)
ICI Wilmington Inc., 4.38%, 12/01/08	115,000	114,842
Innophos, Inc., 8.88%, 08/15/14	430,000	427,850
JohnsonDiversey, Inc., 9.63%, 05/15/12 (b)	180,000	184,050
Koppers, Inc., 9.88%, 10/15/13	47,000	49,468
Nalco Co., 7.75%, 11/15/11	165,000	167,062

		943,272

Coal (0.0%)
Foundation PA Coal Co., 7.25%, 08/01/14	50,000	49,375

Commercial Services & Supplies (0.2%)
Valassis Communications, Inc., 8.25%, 03/01/15	480,000	427,800

Communications Equipment (0.1%)
Nortel Networks Corp., 4.25%, 09/01/08	134,000	131,487

Consumer Goods (0.5%)
General Electric Co., 5.25%, 12/06/17	1,190,000	1,187,460

Containers & Packaging (0.4%)
Berry Plastics Holding Corp., 8.88%, 09/15/14 (b)	685,000	650,750
Graphic Packaging International Corp., 9.50%, 08/15/13 (b)	165,000	162,937
Owens-Illinois, Inc., 7.50%, 05/15/10	230,000	232,875

		1,046,562

Data Processing (0.1%)
Fiserv, Inc., 6.80%, 11/20/17	190,000	194,366

Diversified Financial Services (1.1%)
AIG SunAmerica Global Financing VI, 6.30%, 05/10/11 (a)	395,000	410,348
American General Finance Corp., 4.63%, 05/15/09	95,000	94,745

10 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Diversified Financial Services (continued)
Bear Sterns Co., Inc. (The), 5.55%, 01/22/17 (b)	$260,000	$233,015
Capmark Financial Group, Inc. (a) 5.88%, 05/10/12	200,000	158,313
6.30%, 05/10/17	85,000	63,364
Countrywide Home Loans, Inc., 3.25%, 05/21/08 (b)	150,000	135,550
Farmers Exchange Capital, 7.05%, 07/15/28 (a)	285,000	281,763
General Electric Capital Corp., 4.25%, 12/01/10	100,000	99,730
HSBC Finance Corp. (EUR), 6.50%, 05/05/09	140,000	207,829
John Hancock Global Funding, Series II, 7.90%, 07/02/10 (a)	155,000	169,021
Mantis Reef Ltd., 4.69%, 11/14/08 (a)	425,000	426,497
MBNA Corp., 5.31%, 05/05/08 (c)	460,000	460,814

		2,740,989

Electric Power (0.1%)
Ohio Power Co., 6.00%, 06/01/16	225,000	227,440

Electric Utilities (1.2%)
AES Corp. (The), 9.38%, 09/15/10	53,000	55,650
Arizona Public Service Co., 5.80%, 06/30/14	250,000	249,544
Consumers Energy Co., 4.80%, 02/17/09	210,000	209,503
Detroit Edison Co. (The), 6.13%, 10/01/10	200,000	207,349
Entergy Gulf States
3.60%, 06/01/08	65,000	64,507
5.90%, 12/08/08 (c) (a)	270,000	270,857
5.52%, 12/01/09 (c)	105,000	104,293
Ipalco Enterprises, Inc., 8.38%, 11/14/08	465,000	473,137
NiSource Finance Corp.,
5.59%, 11/23/09 (c)	120,000	118,841
7.88%, 11/15/10	440,000	466,761
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/15	470,000	465,300
10.25%, 11/01/15 (a)	180,000	178,200

		2,863,942

Energy Companies (0.2%)
Cie General de Geophysique-Veritas, 7.50%, 05/15/15	40,000	40,500
Hilcorp Energy I LP, 7.75%, 11/01/15 (a)	230,000	225,975
National Grid PLC (EUR), 5.00%, 07/02/18	110,000	150,252

		416,727

Food & Staples Retailing (0.0%)
Kroger Co. (The), 6.40%, 08/15/17	100,000	104,591

Food Products (0.9%)
ARAMARK Corp.
5.00%, 06/01/12 (b)	210,000	180,600
8.41%, 02/01/15 (c)	50,000	48,750
8.50%, 02/01/15 (b)	60,000	60,750
ConAgra Foods, Inc., 7.00%, 10/01/28	150,000	159,164
8.25%, 09/15/30	100,000	118,461
Delhaize America, Inc., 9.00%, 04/15/31	356,000	411,599
Michael Foods, Inc., 8.00%, 11/15/13	120,000	118,800
Pilgrim’s Pride Corp., 7.63%, 05/01/15	1,020,000	1,002,150
Smithfield Foods, Inc., 8.00%, 10/15/09	90,000	90,900

		2,191,174

Gaming (0.1%)
MGM Mirage, 6.00%, 10/01/09	300,000	298,500

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Van Kampen NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Health Care (0.1%)
Fresenius Medical Care Capital Trust Series IV, 7.88%, 06/15/11	$95,000	$98,325
Invacare Corp., 9.75%, 02/15/15 (a)	80,000	81,000

		179,325

Health Care Providers & Services (1.0%)
Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08	350,000	350,000
HCA, Inc.
6.25%, 02/15/13	345,000	301,875
5.75%, 03/15/14	185,000	153,550
7.69%, 06/15/25	370,000	306,323
Hospira, Inc., 5.68%, 03/30/10 (c)	490,000	486,411
Sun Healthcare Group, Inc., 9.13%, 04/15/15	265,000	266,988
Tenet Healthcare Corp.
7.38%, 02/01/13	510,000	446,250
9.88%, 07/01/14	65,000	61,913

		2,373,310

Hotels, Restaurants & Leisure (0.3%)
Isle of Capri Casinos, Inc., 7.00%, 03/01/14	490,000	401,800
Station Casinos, Inc., 6.00%, 04/01/12	340,000	302,600

		704,400

Insurance (0.5%)
AXA Financial, Inc., 7.75%, 08/01/10	460,000	493,971
Farmers Insurance Exchange, 8.63%, 05/01/24 (a)	250,000	278,399
Muenchener Rueckversicherungs AG, (EUR) 6.75%, 06/21/23	130,000	199,740
Prudential Financial Inc., 6.63%, 12/01/37	170,000	171,428

		1,143,538

Internet Software & Services (0.0%) (d) (e)
Exodus Communications, Inc., 0.00%, 07/15/10	124,552	0
Rhythms Netconnections, 0.00%, 02/15/10	366,692	0

		0

Manufacturing (0.3%)
Interface, Inc.
10.38%, 02/01/10	60,000	62,850
9.50%, 02/01/14	225,000	235,125
Koppers Holdings, Inc., 9.88%, 11/15/14 (f)	255,000	214,200
Propex, Inc., 10.00%, 12/01/12 (d)	385,000	173,250

		685,425

Media — Non Cable (1.6%)
Cablevision Systems Corp., 9.64%, 04/01/09 (c)	290,000	293,263
CCH I Holdings, LLC, 11.00%, 10/01/15	210,000	171,150
Comcast Cable Communication, LLC, 6.75%, 01/30/11	300,000	313,645
Dex Media West LLC/Finance Co., 9.88%, 08/15/13	75,000	78,000
Echostar DBS Corp.
6.38%, 10/01/11	550,000	543,400
6.63%, 10/01/14	60,000	59,700
Idearc, Inc., 8.00%, 11/15/16	535,000	490,862
Intelsat Bermuda Ltd., 8.89%, 01/15/15 (c) (a)	435,000	436,087
Interpublic Group of Cos., Inc., 6.25%, 11/15/14	205,000	174,250
Time Warner, Inc., 5.11%, 11/13/09 (c)	645,000	629,132
Univision Communications Inc., 9.75%, 03/15/15 (a) (b)	240,000	218,700
Viacom, Inc., 6.88%, 04/30/36	380,000	381,036
Virgin Media Finance PLC
8.75%, 04/15/14 (b)	75,000	74,438
9.13%, 08/15/16	100,000	99,000

		3,962,663

12 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Metals & Mining (0.0%) (d) (e)
Murrin Murrin Holdings Ltd., 9.38%, 08/31/07	$125,000	$0

Multiline Retail (0.4%)
CVS Caremark Corp.
5.75%, 08/15/11	65,000	66,582
5.75%, 06/01/17	100,000	100,643
CVS Lease Pass-Through Trust, 6.04%, 12/10/28 (a)	420,466	403,715
Yum! Brands, Inc., 8.88%, 04/15/11	295,000	325,393

		896,333

Natural Gas Utilities (0.2%)
Pacific Energy Partners LP, 7.13%, 06/15/14	150,000	156,095
Williams Cos., Inc., 7.88%, 09/01/21	255,000	282,731

		438,826

Oil, Gas & Consumable Fuels (2.3%)
CenterPoint Energy Resources Corp.
7.88%, 04/01/13	45,000	49,409
6.25%, 02/01/37	70,000	67,176
Chaparral Energy, Inc., 8.88%, 02/01/17 (a)	210,000	189,525
Colorado Interstate Gas Co., 6.80%, 11/15/15	150,000	156,144
Consolidated Natural Gas Co., 6.25%, 11/01/11	260,000	270,258
Cooper Industries, Inc., 5.25%, 11/15/12	205,000	211,187
Gaz Capital for Gazprom
6.21%, 11/22/16 (a)	310,000	297,414
8.63%, 04/28/34	190,000	249,299
Helix Energy Solutions Group, Inc., 9.50%, 01/15/16 (a)	385,000	386,925
Husky Oil Ltd., 8.90%, 08/15/28 (c)	525,000	529,396
Pemex Project Funding Master Trust (a)
6.29%, 06/15/10 (c)	570,000	577,980
5.75%, 03/01/18	1,000,000	997,500
Pemex Project Funding Master Trust (EUR), 6.63%, 04/04/10	250,000	373,918
Petroleos Mexicanos, 8.63%, 12/01/23	250,000	310,938
Plains All American Pipeline LP, 6.70%, 05/15/36	230,000	231,141
Sandridge Energy, 8.63%, 04/01/15	325,000	324,188
Texas Eastern Transmission LP, 7.00%, 07/15/32	215,000	240,633

		5,463,031

Other Financial (0.9%)
GMAC LLC,
6.88%, 09/15/11	1,615,000	1,381,623
Goldman Sachs Group, Inc. (The),
6.75%, 10/01/37	355,000	347,821
Lehman Brothers Holdings, Inc.,
6.88%, 07/17/37	350,000	342,190

		2,071,634

Paper & Forest Products (0.3%)
Glatfelter, 7.13%, 05/01/16	65,000	64,025
Pindo Deli Finance BV (a) (c)
6.00%, 04/28/15	105,762	89,105
6.00%, 04/28/18	446,898	201,104
11.28%, 04/28/25	901,231	94,629
Tjiwi Kimia Finance BV
5.97%, 04/28/15 (c)	154,442	130,503
6.00%, 04/28/15 (c) (a)	147,539	124,671
6.00%, 04/28/18 (c) (a)	183,062	84,666
10.36%, 04/28/27 (a) (c)	473,111	49,677

		838,380

Real Estate Investment Trusts (REITs) (0.3%)
Brookfield Asset Management
7.13%, 06/15/12	250,000	268,378
5.80%, 04/25/17	95,000	95,642
World Financial Properties, 6.91%, 09/01/13 (a)	447,436	467,310

		831,330

Real Estate Management & Development (0.1%)
Pulte Homes, Inc., 6.38%, 05/15/33	190,000	143,939

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

Van Kampen NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Retail (0.3%)
Home Depot, Inc., 5.12%, 12/16/09 (c)	$320,000	$313,504
Petro Shopping Centers LP, 9.00%, 02/15/12	320,000	334,400

		647,904

Service Companies (0.1%)
Iron Mountain, Inc.
8.63%, 04/01/13	195,000	197,437
7.75%, 01/15/15	180,000	183,150

		380,587

Special Purpose Entity (0.9%)
CDX North America High Yield, 8.75%, 12/29/12	2,300,000	2,268,375

Technology (0.4%)
First Data Corp., 9.88%, 09/24/15	640,000	595,200
Freescale Semiconductor, Inc., 8.88%, 12/15/14	535,000	477,487

		1,072,687

Telecommunications (1.4%)
American Tower Corp.
7.50%, 05/01/12	275,000	283,250
7.13%, 10/15/12	100,000	102,750
AT&T Corp.
8.00%, 11/15/31 (c)	295,000	362,281
6.15%, 09/15/34	140,000	139,766
Axtel SAB de CV, 11.00%, 12/15/13	285,000	309,225
Deutsche Telekom International Finance BV (EUR), 8.13%, 05/29/12	160,000	257,074
France Telecom SA, 8.50%, 03/01/31	115,000	149,116
France Telecom SA (EUR), 8.13%, 01/28/33	90,000	164,142
Nordic Telephone Co Holdings ApS, 8.88%, 05/01/16 (a)	155,000	158,875
Qwest Capital Funding, Inc., 7.25%, 02/15/11	330,000	325,050
Qwest Communications International, Inc., 8.37%, 02/15/09 (c)	150,000	150,000
Qwest Corp., 5.63%, 11/15/08	45,000	44,775
Sprint Capital Corp., 8.75%, 03/15/32	200,000	225,440
Telecom Italia Capital SA
4.00%, 11/15/08	110,000	108,580
4.00%, 01/15/10	195,000	190,990
Telefonica Europe BV,
8.25%, 09/15/30	220,000	271,648
Verizon New England Inc., 6.50%, 09/15/11	10,000	10,500
Wind Acquisition Finance SA, 10.75%, 12/01/15 (a)	200,000	218,000

		3,471,462

Tobacco (0.1%)
Reynolds American, Inc., 6.50%, 07/15/10	150,000	153,573

Transportation (0.2%)
CHC Helicopter Corp., 7.38%, 05/01/14	220,000	207,900
Union Pacific Corp., 6.63%, 02/01/08	180,000	180,215

		388,115

Wireless Telecommunication Services (0.0%) (d) (e)
Nextlink Communications, Inc.
0.00%, 06/01/09	350,000	0
0.00%, 06/01/09	500,000	0

		0

Total Corporate Bonds		45,485,547

Asset-Backed Securities (11.1%)
Argent. Securities, Inc., 2006 M3, 4.92%, 10/25/36 (c)	980,703	962,595
Bear Stearns Asset Backed Securities Trust, 5.09%, 03/25/35 (c)	133,970	133,522
Capital Auto Receivables Asset Trust (c)
5.09%, 07/15/10	1,650,000	1,638,206
5.09%, 05/15/11	1,900,000	1,890,003
Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	1,100,000	1,105,610

14 Annual Report 2007

Asset-Backed Securities (continued)

	Principal
	Amount	Value

Downey Savings & Loan Association Mortgage Loan Trust (c)
5.17%, 11/19/37	$1,271,504	$1,200,456
5.80%, 04/19/47	1,151,296	1,101,237
First Franklin Mortgage Loan Asset Backed Certificates, 4.92%, 07/25/36 (c)	857,157	838,566
Fremont Home Loan Trust, 4.92%, 10/25/36 (c)	977,752	950,446
Greenpoint Mortgage Funding Trust, 5.19%, 03/25/36 (c)	974,208	896,439
Greenwich Capital Commercial Funding Corp., 5.44%, 03/10/39	975,000	980,756
GSAMP Trust, 4.94%, 01/25/37 (c)	998,213	973,556
GSR Mortgage Loan Trust, 5.06%, 08/25/46 (c)	1,195,818	1,122,110
MBNA Credit Card Master Note Trust, 5.15%, 08/16/10 (c)	1,750,000	1,750,567
Nationstar Home Equity Loan Trust, 4.94%, 09/25/36 (c)	652,580	645,562
Newcastle Mortgage Securities Trust, 5.00%, 04/25/37 (c)	698,006	657,371
Residential Accredit Loans, Inc., 5.03%, 02/25/37 (c)	1,122,976	1,047,902
Residential Asset Mortgage Products, Inc., 4.94%, 08/25/36 (c)	847,529	832,958
Residential Asset Securities Corp., 4.95%, 10/25/36 (c)	809,132	790,887
Securitized Asset Backed Receivables LLC Trust (c)
4.95%, 11/25/36	1,145,718	1,114,731
5.00%, 05/25/37	1,055,147	1,022,701
SLM Student Loan Trust, 5.07%, 10/27/14 (c)	1,009,654	1,007,693
Soundview Home Equity Loan Trust (c)
4.95%, 01/25/37	885,944	868,874
4.98%, 02/25/37	1,023,699	958,217
Specialty Underwriting & Residential Finance, 4.99%, 03/25/37 (c)	687,189	668,398
Structured Asset Investment Loan Trust, 5.21%, 11/25/33 (c)	28,003	27,731
Terwin Mortgage Trust, 4.98%, 04/25/37 (c)	654,118	641,036
TXU Electric Delivery Transition Bond Co LLC, 4.81%, 11/17/14	300,000	299,786
Zuni Mortgage Loan Trust, 5.00%, 08/25/36 (c)	637,399	609,469

Total Asset-Backed Securities		26,737,385

Sovereign Bonds (13.1%)
Argentina (0.4%)
Argentina Government International
0.00%, 04/10/05 (d)	390,000	181,838
5.83%, 12/31/33	456,000	170,886
8.28%, 12/31/33	335,636	322,294
8.38%, 12/31/33	51,957	49,508
5.83%, 12/15/35	4,154,313	117,359
8.28%, 12/15/35	130,001	14,865

		856,750

Brazil (1.3%)
Brazilian Government International
14.50%, 10/15/09	153,000	181,382
10.50%, 07/14/14	180,000	229,050
8.00%, 01/15/18	607,000	679,233
8.88%, 10/14/19	556,000	688,050
8.88%, 04/15/24	470,000	595,725
11.00%, 08/17/40	540,000	721,440

		3,094,880

Canada (0.3%)
Canadian Government (CAD), 5.25%, 06/01/12	700,000	748,745

Colombia (0.3%)
Columbia Government International
8.25%, 12/22/14	155,000	176,700
11.75%, 02/25/20	100,000	148,750
7.38%, 09/18/37	410,000	456,125

		781,575

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

Van Kampen NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal
	Amount	Value

Ecuador (0.2%)
Ecuador Government International
9.38%, 12/15/15	$100,000	$101,000
10.00%, 08/15/30	290,000	280,575

		381,575

Egypt (0.1%)
Arab Republic of Egypt (EGP), 8.75%, 07/18/12	1,000,000	187,284

Gabon (0.1%)
Gabonese Republic, 8.20%, 12/12/17	203,000	211,120

Germany (2.6%)
Bundesrepublik Deutschland (EUR), 5.63%, 01/04/28	3,820,000	6,299,230

Italy (0.1%)
Italy Buoni Poliennali Del Tesoro (EUR), 5.25%, 11/01/29	120,000	183,590

Ivory Coast (0.0%)
Ivory Coast, 3.00%, 03/30/18	285,000	105,094

Japan (0.2%)
Japan Government (JPY), 0.80%, 03/20/13	50,000,000	442,227

Mexico (1.3%)
Mexican Fixed Rate Bonds (MXN)
9.50%, 12/18/14	14,250,000	1,402,016
8.00%, 12/17/15	6,360,000	577,075
Mexico Government International
8.38%, 01/14/11	710,000	785,615
7.50%, 01/14/12	380,000	417,240

		3,181,946

Peru (0.3%)
Peruvian Government International Bond
9.88%, 02/06/15	145,000	180,380
8.38%, 05/03/16	120,000	140,700
8.75%, 11/21/33	390,000	516,750

		837,830

Philippines (1.2%)
Philippine Government International Bond
9.00%, 02/15/13	270,000	307,463
8.88%, 03/17/15	1,060,000	1,248,150
9.50%, 02/02/30	1,058,000	1,421,687

		2,977,300

Russian Federation (1.0%)
Russia Government International
11.00%, 07/24/18	46,000	65,665
12.75%, 06/24/28	960,000	1,742,400
7.50%, 03/31/30	248,750	283,600
7.50%, 03/31/30 (c)	237,289	271,838

		2,363,503

Spain (1.6%)
Spain Government Bond (EUR)
5.15%, 07/30/09	2,250,000	3,342,479
6.15%, 01/31/13	330,000	525,062

		3,867,541

Sweden (0.3%)
Swedish Government (SEK), 5.00%, 01/28/09	4,500,000	702,107

Turkey (0.9%)
Turkey Government International
11.00%, 01/14/13	917,000	1,119,886
6.75%, 04/03/18	708,000	726,585
11.88%, 01/15/30	156,000	245,700

		2,092,171

Ukraine (0.1%)(a) (b)
Ukraine Government International Bond, 6.58%, 11/21/16	230,000	225,400

Venezuela (0.8%)
Venezuela Government International
10.75%, 09/19/13	640,000	684,800
8.50%, 10/08/14	270,000	260,550
9.25%, 09/15/27	1,006,000	1,003,485

		1,948,835

Total Sovereign Bonds		31,488,703

16 Annual Report 2007

Mortgage-Backed Obligations (41.8%)

	Principal
	Amount	Value

American Home Mortgage Assets (c)
5.10%, 05/25/46	$1,205,646	$1,086,006
5.10%, 09/25/46	1,237,327	1,118,681
4.97%, 10/25/46	1,694,692	1,580,902
4.99%, 03/25/47	1,411,088	1,313,390
5.06%, 06/25/47	1,798,377	1,686,201
5.17%, 06/25/47	695,372	560,491
American Home Mortgage Investment Trust (c) Series 2004-1 Class 1A,
5.22%, 04/25/44	169,011	169,042
5.06%, 03/25/46	1,286,081	1,192,840
5.06%, 05/25/47	1,764,124	1,647,594
Bear Stearns Mortgage Funding Trust (c)
5.12%, 07/25/36	1,248,597	1,155,934
5.03%, 12/25/36	1,054,100	1,001,272
5.01%, 03/25/37	1,382,086	1,293,834
Countrywide Alternative Loan Trust (c)
5.00%, 11/20/35	317,133	306,850
5.33%, 11/20/35	638,008	581,316
6.56%, 02/25/36	901,660	887,459
5.14%, 07/25/46	750,193	683,574
5.18%, 07/25/46	433,445	352,669
5.06%, 10/25/46	945,378	887,519
5.25%, 12/20/46	752,841	602,189
5.23%, 03/20/47	542,000	444,267
5.01%, 04/25/47	1,452,422	1,361,493
5.16%, 06/25/47	1,048,476	998,143
Credit Suisse Mortgage Capital Certificates
5.88%, 12/20/12 (a)	280,000	285,128
6.74%, 12/20/12 (a)	280,000	285,018
5.91%, 06/15/39 (c)	850,000	874,055
Deutsche Alt-A Securities, Inc. Alternate Loan Trust
5.02%, 02/25/47 (c)	1,547,861	1,458,739
5.69%, 02/25/47 (c)	627,390	523,870
6.75%, 02/25/47	275,681	267,626
Federal Home Loan Mortgage Corp.
Pool # 170271, 12.00%, 08/01/15	186,002	207,798
Gold, Pool # C90381, 7.50%, 11/01/20	1,247	1,334
Gold, Pool # C00712, 6.50%, 02/01/29	28,443	29,483
Gold, Pool # C29808, 8.00%, 08/01/29	20,135	21,559
Gold, Pool # C39060, 8.00%, 06/01/30	496	531
Gold, Pool # C41333, 7.50%, 08/01/30	19,905	21,260
Gold, Pool # C41531, 8.00%, 08/01/30	6,116	6,550
Gold, Pool # C42327, 8.00%, 09/01/30	1,874	2,007
Gold, Pool # C44964, 7.50%, 11/01/30	39,898	42,612
Gold, Pool # C01104, 8.00%, 12/01/30	32,368	34,664
Gold, Pool # C46946, 8.00%, 01/01/31	7,534	8,069
Gold, Pool # C01132, 8.00%, 01/01/31	24,968	26,739
Gold, Pool # C01150, 8.00%, 02/01/31	26,034	27,880
Gold, Pool # C48997,
8.00%, 03/01/31	87,988	94,229
Gold, Pool # C49587, 8.00%, 03/01/31	19,426	20,808
Gold, Pool # C50477, 8.00%, 04/01/31	34,255	36,692
Gold, Pool # C53597, 8.00%, 06/01/31	150,852	161,584
Gold, Pool # C53381, 8.00%, 06/01/31	4,789	5,129
Gold, Pool # C53657, 8.00%, 06/01/31	10,518	11,266
Gold, Pool # C60019, 7.50%, 11/01/31	7,612	8,123
TBA, 6.50%, 01/01/32 (g)	1,300,000	1,336,156
Gold, Pool # C67851, 7.50%, 06/01/32	127,430	135,735
Gold Pool #C69951, 6.50%, 08/01/32	43,732	45,212
Gold, Pool # C67851, 5.63%, 03/01/37	976,122	989,886
Gold, Pool # C02851, 5.50%, 05/01/37	7,215,255	7,200,360

2007 Annual Report 17

Statement of Investments (Continued)
December 31, 2007

Van Kampen NVIT Multi Sector Bond Fund (Continued)

Mortgage-Backed Obligations (continued)

	Principal
	Amount	Value

Federal National Mortgage Association
Pool # 50946, 6.50%, 12/01/23	$22,533	$23,288
Pool # 346286, 6.50%, 05/01/26	65,486	68,037
Pool# 370191, 6.50%, 01/01/27	5,786	6,012
Pool # 251752, 6.50%, 06/01/28	109,252	113,240
Pool # 252009, 6.50%, 07/01/28	279,341	289,535
Pool # 415967, 6.50%, 10/01/28	93,055	96,451
Pool # 457953, 6.50%, 01/01/29	76,182	78,962
Pool # 482616, 6.50%, 02/01/29	174,026	180,331
Pool # 323591, 6.50%, 03/01/29	187,947	194,806
Pool # 511954, 7.50%, 10/01/29	7,951	8,499
Pool # 519145, 7.50%, 10/01/29	21,111	22,568
Pool # 523284, 7.50%, 11/01/29	2,160	2,309
Pool # 527589, 7.50%, 01/01/30	9,492	10,147
Pool # 517874, 7.50%, 02/01/30	34,888	37,238
Pool # 253113, 7.50%, 03/01/30	16,066	17,178
Pool # 540017, 8.00%, 05/01/30	5,970	6,374
Pool # 540091, 7.50%, 06/01/30	15,055	16,070
Pool # 535399, 8.00%, 07/01/30	27,470	29,328
Pool # 535533, 8.00%, 10/01/30	93,466	99,786
Pool # 563324, 7.00%, 12/01/30	78,524	81,687
Pool # 564363, 8.00%, 01/01/31	2,302	2,457
Pool # 564993, 7.50%, 03/01/31	14,605	15,589
Pool # 253673, 7.50%, 03/01/31	25,826	27,566
Pool # 613017, 8.00%, 03/01/31	1,216	1,304
Pool # 253674, 8.00%, 03/01/31	1,664	1,776
Pool # 576112, 7.00%, 05/01/31	2,613	2,754
Pool # 577407, 7.50%, 07/01/31	55,048	58,707
Pool # 545239, 8.00%, 09/01/31	37,240	39,758
Pool # 545604, 8.00%, 09/01/31	13,620	14,610
Pool # 606566, 7.50%, 10/01/31	16,666	17,773
Pool # 545551, 8.00%, 04/01/32	21,314	22,755
Pool # 630601, 7.00%, 05/01/32	199,900	210,454
Pool # 545759, 6.50%, 07/01/32	169,667	175,404
Pool # 642656, 7.00%, 07/01/32	57,076	60,089
Pool # 555533, 6.50%, 04/01/33	82,876	85,701
Pool # 254695, 6.50%, 04/01/33	264,751	273,377
Pool # 741875, 6.50%, 09/01/33	30,751	31,753
Pool # 815635, 5.13%, 06/01/35 (c)	1,064,844	1,072,986
Pool# 745132, 5.01%, 09/01/35 (c)	1,014,006	1,012,129
Pool# 822148, 5.11%, 11/01/35 (c)	1,135,586	1,140,101
Pool # 868995, 7.37%, 05/01/36 (c)	1,565,553	1,606,706
Pool# 888177, 4.74%, 06/01/36 (c)	1,097,724	1,095,334
Pool # 886574, 7.42%, 08/01/36 (c)	917,505	935,043
Federal National Mortgage Association
TBA (g)
4.50%, 01/01/19	2,450,000	2,410,952
5.00%, 01/15/22	2,400,000	2,402,251
6.50%, 01/01/35	2,250,000	2,312,577
7.00%, 12/01/36	1,525,000	1,586,000
5.00%, 01/15/37	9,150,000	8,926,969
5.50%, 02/15/37	7,250,000	7,236,406

18 Annual Report 2007

Mortgage-Backed Obligations (continued)

	Principal
	Amount	Value

Goldman Sachs Mortgage Securities Corp., 6.25%, 01/25/37 (c)	$225,774	$224,977
Goldman Sachs Mortgage Securities Corp. II, 5.99%, 08/10/45 (c)	950,000	982,557
Government National Mortgage Association
Pool # 780699, 9.50%, 12/15/17	149,957	162,976
Pool # 780378, 11.00%, 01/15/19	167,399	191,608
Pool # 780141, 10.00%, 12/15/20	141,314	163,506
Pool # 780709, 11.00%, 01/15/21	192,991	220,109
Pool # 780349, 10.00%, 09/15/21	180,748	208,666
Harborview Mortgage Loan Trust (c)
5.35%, 11/19/35	542,034	493,240
5.18%, 08/21/36	1,186,330	1,095,280
5.15%, 11/19/36	1,393,972	1,318,569
5.16%, 11/19/36	1,390,537	1,304,583
5.17%, 10/19/37	664,336	619,803
5.22%, 10/19/37	979,896	890,334
5.06%, 01/19/38	324,078	320,230
5.16%, 01/19/38	1,583,387	1,484,290
5.17%, 03/19/38	1,552,934	1,417,507
5.00%, 04/19/38	1,801,222	1,685,246
5.26%, 07/19/45	285,304	266,219
Harborview Nim Corp.
6.41%, 03/19/37 (c)	180,711	180,077
6.41%, 03/19/38	141,877	141,536
Indymac Index Mortgage Loan Trust (c)
4.99%, 07/25/46	1,453,042	1,424,347
5.12%, 06/25/47	1,242,450	1,133,772
Luminent Mortgage Trust (c)
5.11%, 04/25/36	705,169	663,224
5.07%, 10/25/46	848,689	795,926
Merrill Lynch Mortgage Investors, Inc., 4.99%, 08/25/35 (c)	33,375	33,363
Residential Accredit Loans, Inc. (c)
5.06%, 12/25/36	1,221,770	1,140,115
5.03%, 01/25/37	1,545,093	1,506,589
5.13%, 02/25/46	338,050	314,739
5.14%, 02/25/46	356,190	336,985
5.07%, 05/25/47	2,385,630	2,238,689
Structured Asset Mortgage Investments, Inc. (c)
5.06%, 02/25/36	359,161	335,937
5.18%, 02/25/36	787,817	720,825
5.14%, 04/25/36	1,161,306	1,069,668
5.10%, 07/25/36	1,088,267	990,490
5.10%, 07/25/36	549,109	503,320
5.15%, 07/25/36	565,749	473,271
5.10%, 08/25/36	976,640	913,059
5.05%, 09/25/47	1,799,783	1,716,570
Washington Mutual Mortgage Pass-Through Certificates (c)
5.80%, 04/25/46	1,080,394	1,044,644
5.15%, 07/25/46	619,809	514,057

Total Mortgage-Backed Obligations		100,483,798

Interest Only Bonds (3.2%)
Bear Stearns Structured Products, Inc. (c)
1.32%, 02/27/36 (a)	15,241,894	73,161
2.31%, 06/26/36	18,679,340	472,587
1.82%, 01/27/37	24,296,241	495,643
1.99%, 01/27/37	16,766,900	387,315
2.62%, 01/27/37	14,474,344	370,543
Federal Home Loan Mortgage Corp.
Series 2129, Class SG, 1.94%, 06/17/27 (c)	1,169,887	38,870
Series 2557, Class IW, 6.00%, 04/15/32	887,421	100,993
Series 2649, Class IM, 7.00%, 07/15/33	386,137	85,507

2007 Annual Report 19

Statement of Investments (Continued)
December 31, 2007

Van Kampen NVIT Multi Sector Bond Fund (Continued)

Interest Only Bonds (continued)

	Principal
	Amount	Value

Federal National Mortgage Association
Series 2003-82, Class IA, 6.00%, 08/25/32	$240,523	$21,644
Series 03-39, Class IO, 6.00%, 05/25/33	357,743	72,731
Series 2003-33, Class IA, 6.50%, 05/25/33	825,947	184,845
Series 2003-35, Class UI, 6.50%, 05/25/33	336,111	70,898
Series 2003-44, Class IB, 6.00%, 06/25/33	395,428	83,670
Series 2003-49, Class IO, 6.50%, 06/25/33	335,449	70,646
Greenpoint Mortgage Funding Trust (c)
2.37%, 08/25/45	2,832,373	89,985
2.71%, 10/25/45	3,870,495	130,629
2.76%, 10/25/45	1,402,949	37,669
5.07%, 03/25/47	1,803,555	1,691,330
Harborview Mortgage Loan Trust (c)
1.54%, 11/19/34	5,931,946	88,979
1.81%, 05/19/35	5,633,936	130,285
0.77%, 06/19/35	4,064,448	101,611
2.39%, 03/19/37	5,097,989	226,223
2.28%, 07/19/47	6,102,294	240,277
Indymac Index Mortgage Loan Trust, 2.06%, 07/25/35 (c)	3,654,220	132,466
Kreditanstalt fuer Wiederaufbau (JPY), 2.05%, 09/21/09	94,000,000	858,731
Residential Accredit Loans, Inc. (c)
2.51%, 03/25/47	7,099,418	248,480
2.59%, 05/25/47	14,342,650	537,849
Structured Asset Mortgage, 2.18%, 04/25/37 (c)	21,429,506	642,885

Total Interest Only Bonds		7,686,452

Principal Only Bonds (0.0%)

	Principal
	Amount	Value

Principal Only Bonds (0.0%)
Harborview Mortgage Loan Trust
Series 2006-1, Class PO1, 0.00%, 03/19/37	2,982	2,297
Series 2006-5, Class PO2, 0.00%, 07/19/47	41	21

Total Principal Only Bonds		2,318

Warrants* (0.0%)
Banks (0.0%) (d) (e)
Central Bank of Nigeria, 0.00%, expiring, 11/15/20	500	0
Republic of Venezuela, 0.00%, expiring, 04/15/20	1,250	0

		0

Communications Equipment (0.0%)
XO Holdings, Inc.
0.00%, 01/16/10	248	513
0.00%, 01/16/10	499	95
0.00%, 01/16/10	374	48
0.00%, 01/16/10	374	19

		675

Total Warrants		675

Yankee Dollars (1.0%)
Banks (0.8%)
Banco ABN AMRO Real SA (BRL), 16.20%, 02/22/10	410,000	249,047
Citigroup, Inc. Brazil LTN Note, 6.00%, 05/18/09	250,000	338,932
JP Morgan & Chase Co. (RUB), 7.00%, 06/28/17	6,000,000	226,959
Kinder Morgan Finance Co. ULC, 5.70%, 01/05/16	635,000	574,802
RSHB Capital SA for OJSC Russian Agricultural Bank, 6.30%, 05/15/17 (a)	106,000	100,435
Unicredit Luxembourg Finance SA, 5.14%, 10/24/08 (c) (a)	440,000	439,130

		1,929,305

20 Annual Report 2007

Yankee Dollars (continued)

	Principal
	Amount	Value

Diversified Financial Services (0.2%)
TNK-BP Finance SA, 7.88%, 03/13/18	$388,000	$383,150

Total Yankee Dollars		2,312,455

Commercial Mortgage Backed Securities (7.4%)
Banc of America Commercial Mortgage, Inc.
5.41%, 09/10/47	975,000	980,793
5.84%, 06/10/49 (c)	1,050,000	1,073,465
5.75%, 02/10/51 (c)	1,200,000	1,237,351
Bear Stearns Commercial Mortgage Securities, Inc., 5.90%, 05/11/17 (c)	975,000	1,003,261
Citigroup / Deutsche Bank Commercial Mortgage Trust, 5.89%, 11/15/44 (c)	950,000	976,916
Citigroup Commercial Mortgage Trust
5.43%, 10/15/49	975,000	980,581
4.89%, 12/10/49 (c)	1,000,000	1,028,284
Commercial Mortgage Pass-Through Certificate, 6.01%, 12/10/49	1,700,000	1,761,732
Countrywide Alternative Loan Trust, 2.36%, 12/20/35 (c) (a)	5,799,598	191,485
JP Morgan Chase Commercial Mortgage Securities Corp (c)
5.94%, 02/12/49	950,000	977,095
6.01%, 06/15/49	1,200,000	1,241,678
JP Morgan Chase Commercial Mortgage Securities Corp., 5.44%, 06/12/47	600,000	602,377
LB-UBS Commercial Mortgage Trust, 5.87%, 09/15/45	1,200,000	1,241,270
LB-UBS Commercial Mortgage Trust, Series 2006, Class A4, 5.16%, 02/15/31	975,000	964,022
Wachovia Bank Commercial Mortgage Trust
5.68%, 05/15/46	825,000	841,394
5.93%, 06/15/49 (c)	950,000	975,358
5.90%, 02/15/51 (c)	950,000	991,919
Washington Mutual, Inc. (c)
5.16%, 08/25/45	55,753	55,358
5.13%, 10/25/45	134,999	133,697
5.12%, 11/25/45	241,877	237,479
5.12%, 12/25/45	217,156	213,642

Total Commercial Mortgage Backed Securities		17,709,157

Federal Home Loan Mortgage Corporation (0.0%)
IOETTE, Series 1103, Class N, 1,156.50%, 06/15/21	10	220

U.S. Government Agency & Obligations (7.4%)
U.S. Treasury Bills, 4.97%, 01/10/08 (h) (i)	500,000	499,728
U.S. Treasury Notes (b)
6.38%, 08/15/27	1,300,000	1,613,524
6.13%, 08/15/29	11,475,000	14,038,045
4.50%, 02/15/36	1,500,000	1,507,617

Total U.S. Government Agency & Obligations		17,658,914

U.S. Government Agency Long-Term Obligations (4.4%) (g)
Federal Home Loan Mortgage Corporation TBA, 6.00%, 01/15/37	10,450,000	10,603,490

Options Purchased (0.0%)
90 Day Euro Future Put Option (strike price 94.75), expiring March 2008	221	1,381
Swiss Franc Put Option (strike price 1.185), expiring March 2008	8,725,000	32,038

Total Options Purchased		33,419

2007 Annual Report 21

Statement of Investments (Continued)
December 31, 2007

Van Kampen NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (3.2%) (c)
	Principal
	Amount	Value

Banc of America Funding Corp., 5.30%, 09/20/35	$231,084	$216,488
Bear Stearns Mortgage Funding Trust, 5.04%, 03/25/37	1,567,349	1,478,331
Countrywide Alternative Loan Trust
2.04%, 09/25/35	19,326,323	483,158
2.58%, 12/20/35 (a)	7,739,238	313,687
5.02%, 05/25/36	235,579	234,916
2.07%, 02/25/37	5,978,618	312,009
2.07%, 03/20/46	5,291,481	240,842
2.90%, 12/20/46	19,203,233	962,773
2.94%, 02/25/47	12,739,854	323,673
2.93%, 03/20/47	9,815,649	535,689
2.46%, 05/25/47	6,342,227	202,659
Harborview Mortgage Loan Trust, 5.20%, 07/19/46	985,462	902,605
Washington Mutual, Inc.
5.14%, 04/25/45	467,434	426,638
5.80%, 04/25/46	977,499	943,775

Total Collateralized Mortgage Obligations		7,577,243

Repurchase Agreements (2.7%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $375,133, collateralized by Government National Mortgage Association with a market value of $382,546	375,045	375,045
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $3,306,026, collateralized by U.S. Government Agencies with a market value of $3,371,356	3,305,251	3,305,251
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $2,892,773, collateralized by U.S. Government Agency Mortgages with a market value of $2,949,936	2,892,095	2,892,095

Total Repurchase Agreements		6,572,391

Securities Purchased With Collateral For Securities On Loan (1.0%)
	Principal
	Amount	Value

Repurchase Agreement (1.0%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $2,476,271, collateralized by U.S. Government Agency Mortgages with a market value of $2,525,130, 4.22%, 01/02/08	2,475,618	2,475,618

Total Securities Purchased With Collateral For Securities On Loan		2,475,618

Total Investments (Cost $274,660,557) (j) — 115.2%		276,827,785
Liabilities in excess of other assets — (15.2)%		(36,591,238)

NET ASSETS — 100.0%		$240,236,547

(a)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(b)	All or a part of the security was on loan as of December 31, 2007.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2007. The maturity date represents the actual maturity date.

(d)	Security in default.

(e)	Fair Valued Security.

(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at December 31, 2007.

(g)	Mortgage Dollar Rolls.

(h)	All or part of the security was held as collateral for futures.

(i)	The rate reflected in the Statement of Investments is the effective yield as of December 31, 2007.

(j)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

22 Annual Report 2007

BRL	Principal amount denominated in Brazilian Real.

CAD	Principal amount denominated in Canadian Dollar.

EGP	Principal amount denominated in Egyptian Pound.

EUR	Principal amount denominated in Euro.

IO	Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage- backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages

JPY	Principal amount denominated in Japanese Yen.

LP	Limited Partnership

MXN	Principal amount denominated in Mexican Peso.

PA	Panama

RUB	Principal amount denominated in Russian Ruble.

SEK	Principal amount denominated in Swedish Krone.

SG	Singapore

TBA	To Be Announced.

ULC	Unlimited Liability Co.

LLC	Limited Liability Co.

At December 31, 2007, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
			Covered by	Appreciation
Number of			Contracts	(Depreciation)
Contracts	Long Contracts	Expiration	(USD)	(USD)

5	Euro 90 Day Future	03/17/08	$1,197,063	$2,174
2	Euro 90 Day Future	03/16/09	483,150	9,445
6	Euro 90 Day Future	06/15/09	1,447,650	13,756
2	Japanese Gov’t Bond*	03/21/08	2,449,597	(6,888)
32	U.S. 2 yr. Note	04/01/08	6,728,000	(1,147)
262	U.S. 5 yr. Note	03/31/08	28,893,688	86,678
53	U.S. 5 yr. Swap	03/17/08	5,728,969	54,890
538	U.S. 10 yr. Swap	03/17/08	59,432,188	189,190

			$106,360,305	$348,098

*	Principal amount denominated in Japanese Yen.

2007 Annual Report 23

Statement of Investments (Continued)
December 31, 2007

Van Kampen NVIT Multi Sector Bond Fund (Continued)

			Notional Value	Unrealized
			Covered by	Appreciation
Number of			Contracts	(Depreciation)
Contracts	Short Contracts	Expiration	(USD)	(USD)

8	Euro 90 Day Future	06/15/08	$(1,925,100)	$12,815
5	Euro 90 Day Future	09/15/08	(1,206,375)	11,450
4	Euro 90 Day Future	12/15/08	(966,300)	9,394
30	Euro 90 Day Future	09/14/09	(7,226,250)	70,258
26	Euro 90 Day Future	12/14/09	(6,251,700)	56,056
24	Euro 90 Day Future	03/15/10	(5,761,500)	46,566
18	Euro 90 Day Future	06/14/10	(4,314,150)	31,100
15	Euro 90 Day Future	09/13/10	(3,590,250)	23,479
12	Euro 90 Day Future	12/13/10	(2,868,900)	17,631
386	U.S. Long Bond	03/19/08	(44,920,750)	33,592
100	U.S. 10 yr. Note	03/31/08	(11,339,063)	83,323

			$(90,370,338)	$395,664

At December 31, 2007, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

		Currency			Unrealized
	Date	Received/	Contract	Market	Appreciation/
Currency	Delivery	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
British Pound	01/24/08	(175,000)	$(357,700)	$(348,067)	$9,633
Euro	01/31/08	(6,971,000)	(10,069,610)	(10,196,649)	(127,039)
Swedish Krone	02/21/08	(3,000,000)	(474,848)	(464,542)	10,306

Total Short Contracts			$(10,902,158)	$(11,009,258)	$(107,100)

Long Contracts:
British Pound	01/24/08	175,000	$355,915	$348,066	$(7,849)
British Pound	03/13/08	1,040,000	2,111,325	2,065,839	(45,486)
Japanese Yen	01/09/08	1,322,000,000	11,475,694	11,847,649	371,955
Japanese Yen	01/09/08	710,000,000	6,160,948	6,362,958	202,010

Total Long Contracts			$20,103,882	$20,624,512	$520,630

See accompanying notes to financial statements.

24 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Van Kampen NVIT
Multi Sector
Bond Fund

Assets:
Investments, at value (cost $265,660,557)*	$267,779,776
Repurchase agreements, at cost and value	9,048,009

Total Investments	276,827,785

Cash	73,215
Deposits with broker for futures	472,276
Foreign currencies, at value (cost $2,487)	7,878
Interest and dividends receivable	2,380,469
Receivable for capital shares issued	358,438
Receivable for investments sold	7,214,316
Unrealized appreciation on futures contracts	119,829
Unrealized appreciation on forward foreign currency contracts	593,904
Reclaims receivable	5,343
Receivable for variation margin on futures contracts	184,301
Prepaid expenses and other assets	872

Total Assets	288,238,626

Liabilities:
Payable for investments purchased	45,012,130
Unrealized depreciation on forward foreign currency contracts	180,374
Interest payable	8,956
Payable upon return of securities loaned (Note 2)	2,475,618
Payable for capital shares redeemed	53,372
Accrued expenses and other payables:
Investment advisory fees	150,700
Fund administration and transfer agent fees	25,663
Administrative servicing fees	68,528
Compliance program costs	1,162
Other	25,576

Total Liabilities	48,002,079

Net Assets	$240,236,547

Represented by:
Capital	$231,358,067
Accumulated net investment income	1,485,358
Accumulated net realized gains from investment, futures, options and foreign currency transactions	4,895,438
Net unrealized appreciation on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	2,497,684

Net Assets	$240,236,547

Net Assets:
Class I Shares	$240,236,547
Shares outstanding (unlimited number of shares authorized):
Class I Shares	24,375,509
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.86

*	Includes value of securities on loan of $18,974,367 (Note 2).

See notes to financial statements.

2007 Annual Report 25

Statement of Operations
For the Year Ended December 31, 2007

Van Kampen NVIT
Multi Sector
Bond Fund

INVESTMENT INCOME:
Interest income	$13,464,399
Dividend income	106
Income from securities lending (Note 2)	39,891

Total Income	13,504,396

Expenses:
Investment advisory fees	1,770,580
Fund administration and transfer agent fees	179,084
Administrative servicing fees Class I Shares	393,320
Custodian fees	10,734
Trustee fees	11,854
Compliance program costs (Note 3)	673
Other	54,108

Total expenses before earnings credit	2,420,353
Earnings credit (Note 5)	(4,697)

Net Expenses	2,415,656

Net Investment Income	11,088,740

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	3,160,905
Net realized gains on futures transactions	2,854,305
Net realized gains on options transactions	48,446
Net realized losses on foreign currency transactions	(1,652,991)

Net realized gains on investment futures, options and foreign currency transactions	4,410,665
Net change in unrealized depreciation on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	(4,758,714)

Net realized/unrealized gains on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	(348,049)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,740,691

See notes to financial statements.

26 Annual Report 2007

Statements of Changes in Net Assets

	Van Kampen NVIT
	Multi Sector Bond Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$11,088,740	$10,526,982
Net realized gains (losses) on investment, futures, options and foreign currency transactions	4,410,665	(261,147)
Net change in unrealized appreciation/depreciation on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	(4,758,714)	990,904

Change in net assets resulting from operations	10,740,691	11,256,739

Distributions to shareholders from:
Net investment income:
Class I	(9,530,811)	(9,963,083)
Net realized gains:
Class I	(11,962)	(554,113)

Change in net assets from shareholder distributions	(9,542,773)	(10,517,196)

Change in net assets from capital transactions	(1,988,581)	(18,670,729)

Change in net assets	(790,663)	(17,931,186)
Net Assets:
Beginning of period	241,027,210	258,958,396

End of period	$240,236,547	$241,027,210

Accumulated net investment income at end of period	$1,485,358	$302,629

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$46,353,192	$25,985,872
Dividends reinvested	9,542,697	10,517,150
Cost of shares redeemed	(57,884,470)	(55,173,751)

Change in net assets from capital transactions	$(1,988,581)	$(18,670,729)

SHARE TRANSACTIONS:
Class I Shares
Issued	4,690,661	2,653,323
Reinvested	974,478	1,080,579
Redeemed	(5,871,205)	(5,639,901)

Total change in shares	(206,066)	(1,905,999)

See notes to financial statements.

2007 Annual Report 27

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Van Kampen NVIT Multi Sector Bond Fund

		Investment Activities			Distributions

			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$9.28	0.36	0.74	1.10	(0.52)
Year ended December 31, 2004	$9.86	0.42	0.21	0.63	(0.49)
Year ended December 31, 2005	$10.00	0.42	(0.20)	0.22	(0.39)
Year ended December 31, 2006	$9.78	0.43	0.02	0.45	(0.40)
Year ended December 31, 2007	$9.81	0.46	(0.02)	0.44	(0.39)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions

					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)	(000s)	Net Assets (b)

Class I Shares
Year ended December 31, 2003	–	(0.52)	$9.86	12.12%	$226,525	1.01%
Year ended December 31, 2004	–	(0.49)	$10.00	6.53%	$238,502	1.01%
Year ended December 31, 2005	(0.05)	(0.44)	$9.78	2.18%	$258,958	1.03%
Year ended December 31, 2006	(0.02)	(0.42)	$9.81	4.84%	$241,027	1.02%
Year ended December 31, 2007	– (e)	(0.39)	$9.86	4.62%	$240,237	1.01%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data

			Ratio of Net
	Ratio of	Ratio of	Investment
	Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover

Class I Shares
Year ended December 31, 2003	3.75%	(d)	(d)	296.62%
Year ended December 31, 2004	4.23%	(d)	(d)	212.84%
Year ended December 31, 2005	4.26%	(d)	(d)	157.82%
Year ended December 31, 2006	4.24%	(d)	(d)	100.56%
Year ended December 31, 2007	4.65%	1.01%	4.65%	101.00%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	There were no fee reductions during the period.
(e)	The amount is less than $0.01.

See accompanying notes to financial statements.

28 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Van Kampen NVIT Multi Sector Bond Fund (the “Fund”) (formerly “Van Kampen GVIT Multi Sector Bond Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity

2007 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2007

for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2007, the total value of these securities represented approximately 5.31% of the net assets of the Fund.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund

30 Annual Report 2007

could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a

2007 Annual Report 31

Notes to Financial Statements (Continued)
December 31, 2007

financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of Loaned	Value of
Securities	Collateral

$18,974,367	$19,365,561*

*	Includes $16,889,943 of collateral in the form of U.S. Government Securities, interest rates ranging from 0.00% to 6.13%, and maturity dates ranging from 6/15/29 to 10/01/37.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions

32 Annual Report 2007

exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Morgan Stanley Investment Management Inc. (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Fee Schedule	Fees

Up to $200 million	0.75%

$200 million or more	0.70%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $696,635 for the year ended December 31, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net

2007 Annual Report 33

Notes to Financial Statements (Continued)
December 31, 2007

assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired and became a wholly owned subsidiary of Citi. Prior to August 1, 2007,BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $730,406 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $673.

4. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $290,502,251 and sales of $234,187,859.

For the year ended December 31, 2007, the Fund had purchases of $314,965,262 and sales of $185,637,304 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting

34 Annual Report 2007

of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risk not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a

2007 Annual Report 35

Notes to Financial Statements (Continued)
December 31, 2007

reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$9,530,811	$11,962	$9,542,773	$–	$9,542,773

2006	$10,203,318	$313,878	$10,517,196	$–	$10,517,196

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$4,180,345	$2,339,929	$6,520,274	$–	$–	$2,358,206	$8,878,480

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$274,734,003	$11,124,843	$(9,031,061)	$2,093,782

36 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen NVIT Multi Sector Bond Fund (formerly Van Kampen GVIT Multi Sector Bond Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 37

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

The Fund designates $11,962 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

38 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]

Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	102	None

2007 Annual Report 39

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

40 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]

Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 41

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President-Mutual Fund Strategy of Nationwide Financial Services, Inc. [2] and was Senior Vice President-Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

42 Annual Report 2007

Nationwide Multi-Manager NVIT Small Cap
Growth Fund
AnnualReport

December 31, 2007

Contents
10	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-WWL (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide Multi-Manager NVIT Small Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide Multi-Manager NVIT Small Cap Growth Fund (Class I at NAV) returned 9.75% versus 7.05% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 106 funds as of Dec. 31, 2007) was 9.09% for the same period.

Can you describe the market environment during the reporting period?

Strong gains early in 2007 were quickly eroded during the final five months of the year as investors reacted to the subprime mortgage crisis, looming $100-per-barrel crude oil prices, accelerating inflation and the prospect of a recession in 2008. Stock volatility increased in the latter half of 2007 as investors reacted skittishly to news on the housing market, banking write-downs (the reduction of the book value of assets that are overvalued compared to their market value), and Federal Reserve Board moves (both speculated and actual). To stem a possible financial crisis, the Federal Reserve reduced interest rates three times late in the year and repeatedly injected liquidity into the system through open-market operations.

U.S. small-capitalization growth equity market issues delivered good results in 2007, particularly when compared to their small-cap value brethren. After value stocks dominated the market from 2000 through 2006, the tables turned in 2007; the Russell 2000 Growth Index returned 7.05%, significantly better than the Russell 2000® Value Index return of -9.78%. On a capitalization basis, larger-cap stocks performed better than small-cap stocks during 2007, with the Russell 1000® Growth Index (a large-cap proxy) outperforming the Russell 2000® Growth Index by 476 basis points.

What areas of investment provided the most positive relative returns for the Fund?

Fund performance during the reporting period was positively affected by stock selection in technology and industrials. One of the top-performing Fund holdings was Chicago Bridge & Iron Co. N.V. (CB&I), a leading global technology, engineering, procurement, fabrication and construction company that focuses on the high-growth energy sector. The company is capitalizing on the global demand for new energy infrastructures; during the reporting period, CB&I won several new contracts. In addition, CB&I announced the purchase of Lummus Technology, a company that complements CB&I’s existing core competencies. Also contributing to Fund performance was Bucyrus International, Inc., a world leader in the design and manufacture of high-productivity mining equipment. These top-performing securities as well as other Fund holdings in the energy and materials sectors continued to benefit from underlying commodity price appreciation on the back of overall global expansion. The Fund had a significant underweight in the financials sector, the worst-performing sector during the reporting period.

What areas detracted from Fund performance?

The Fund’s overweighting in the consumer discretionary sector detracted from performance. Consumers continue to face obvious pressures due to a housing downturn, tighter availability of credit, and higher food and fuel prices; these same pressures were clear weights on the financials sector as well. Stock selection in the consumer staples area had a negative impact on Fund performance. Smith & Wesson Holding Corp., one of the oldest and largest U.S. manufacturers of handguns and handcuffs, was one of the worst-performing stocks during the reporting period; the firm delivered very disappointing second-quarter earnings results. Another Fund detractor was Heelys, Inc., a shoe manufacturer targeted to the youth market. The stock registered a return of -69.0%, and the company revised earnings downward for the fourth quarter of 2007 due to larger-than-expected inventory.

4 Annual Report 2007

Nationwide Multi-Manager NVIT Small Cap Growth Fund

What is your outlook for the near term?

Concerns that developed in 2007 remain in 2008 and have the potential to worsen initially, in our opinion. Although employment levels remain robust and we feel that the Fed will likely be able to keep the economy growing, housing woes already have spilled over into the broader credit markets, causing less-available funding for all areas of growth. Meanwhile, the risk of inflation to a weaker consumer is quite possible. We believe that the Fed’s moves to provide increased liquidity, when combined with continued increases in global demand, could lead to even higher overall prices for goods. Of course, higher prices for consumers can result in a very challenging environment for economic growth. As a result, the Fund remains committed to focusing on what we feel are higher-quality growth stocks that we believe have a more sustainable and visible earnings stream and can grow through internal cash flows.

The following subadvisers each manage a portion of the Fund’s assets (“sleeve”)”

Subadviser:

Oberweis Asset Management, Inc.;
Portfolio Manager: James W. Oberweis, CFA

Subadviser:

Waddell & Reed Investment Management Co.

Portfolio Managers:

Mark G. Seferovich and Kenneth McQuade

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. [Should be in close proximity to standardized performance table. Prominent disclosure of maximum sales charges and total annual fund operating expense ratio should also accompany standardized performance table.]

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Oberweiss Asset Management, Inc. or Waddell & Reed Investment Management Co.

6 Annual Report 2007

Nationwide Multi-Manager NVIT Small Cap Growth Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I3	9.75%	13.27%	7.73%	1.25%

Class II [4]	9.50%	13.01%	7.50%	1.51%

Class III [4]	9.81%	13.24%	7.66%	1.24%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The Fund commenced operations on May 1, 1999.

[3]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[4]	These returns until the creation of the Class II shares (March 7, 2002) and Class III shares (July 5, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide Multi-Manager NVIT Small Cap Growth Fund, the Russell 2000 Growth Index (Russell 2000 Growth)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Growth is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 7

Nationwide Multi-Manager NVIT Small Cap Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Nationwide Multi-Manager NVIT			Account Value ($)	Account Value ($)	07/01/07 -	07/01/07 -
Small Cap Growth Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	1,003.90	6.16	1.22
	Hypothetical	[b]	1,000.00	1,019.06	6.21	1.22

Class II	Actual		1,000.00	1,002.80	7.42	1.47
	Hypothetical	[b]	1,000.00	1,017.80	7.48	1.47

Class III	Actual		1,000.00	1,003.90	5.96	1.18
	Hypothetical	[b]	1,000.00	1,019.26	6.01	1.18

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2007

Nationwide Multi-Manager NVIT Small Cap Growth Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	91.8%
Repurchase Agreements	6.8%
Other Investments*	9.1%
Liabilities in excess of other assets**	-7.7%

100.0%

Top Industries

Software	12.7%
Internet Software & Services	8.4%
Oil, Gas & Consumable Fuels	5.4%
Semiconductors & Semiconductor Equipment	5.0%
Health Care Providers & Services	4.7%
Health Care Technology	4.5%
Hotels, Restaurants & Leisure	4.1%
Pharmaceuticals	3.7%
Communications Equipment	3.5%
Internet & Catalog Retail	3.4%
Other	44.6%

100.0%

Top Holdings***

Healthways, Inc.	2.4%
Chicago Bridge & Iron Co.	2.4%
Bucyrus International, Inc., Class A	2.2%
Focus Media Holding Ltd. ADR - CN	2.0%
Allscripts Healthcare Solutions, Inc.	1.9%
Blackbaud, Inc.	1.8%
Adams Respiratory Therapeutics, Inc.	1.8%
Sigma Designs, Inc.	1.7%
Zoltek Cos., Inc.	1.6%
Blackboard, Inc.	1.5%
Other	80.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 9

Statement of Investments
December 31, 2007

Nationwide Multi-Manager NVIT Small Cap Growth Fund

Common Stocks (91.8%)

	Shares	Value

Aerospace & Defense (1.1%)
Ceradyne, Inc.*	4,366	$204,896
Stanley, Inc.*	40,500	1,296,810

		1,501,706

Auto Components (1.6%)
LKQ Corp.*	78,388	1,647,716
Spartan Motors, Inc.	79,000	603,560

		2,251,276

Biotechnology (1.1%)
Omrix Biopharmaceuticals, Inc.*	43,845	1,523,175

Chemicals (1.9%)
Flotek Industries, Inc.*	11,400	410,856
Zoltek Cos., Inc.* (a)	52,500	2,250,675

		2,661,531

Commercial Services & Supplies (1.1%)
CoStar Group, Inc.*	16,900	798,525
GeoEye, Inc.*	7,200	242,280
Kenexa Corp.*	23,000	446,660

		1,487,465

Communications Equipment (3.5%)
Acme Packet, Inc.*	51,519	648,624
Globecomm Systems, Inc.*	45,400	531,180
Interactive Intelligence, Inc.*	34,500	909,075
OpNext, Inc.*	70,300	622,155
Riverbed Technology, Inc.*	27,000	721,980
ShoreTel, Inc.*	107,600	1,503,172

		4,936,186

Computers & Peripherals (1.3%)
Synaptics, Inc.*	43,500	1,790,460

Construction & Engineering (2.4%)
Chicago Bridge & Iron Co. NV	54,800	3,312,112

Diversified Consumer Services (1.4%)
Capella Education Co.*	7,900	517,134
ITT Educational Services, Inc.*	11,000	937,970
Sotheby’s	13,400	510,540

		1,965,644

Diversified Financial Services (0.7%)
Financial Federal Corp.	40,775	908,875

Electronic Equipment & Instruments (1.9%)
AuthenTec, Inc.*	8,300	120,599
Axsys Technologies, Inc.*	3,800	139,270
DTS, Inc.* (a)	25,900	662,263
FEI Co.*	14,400	357,552
IPG Photonics Corp.*	43,200	863,568
Mellanox Technologies Ltd.*	28,100	511,982

		2,655,234

Energy Equipment & Services (1.4%)
Dawson Geophysical Co.*	8,400	600,264
Drill-Quip, Inc.*	14,300	795,938
Orion Energy Systems, Inc.*	14,100	263,106
T-3 Energy Services, Inc.*	6,600	310,266

		1,969,574

Food & Staples Retailing (1.0%)
Central European Distribution Corp.*	24,750	1,437,480

Food Products (0.3%)
SunOpta, Inc.*	30,300	404,505

Health Care Equipment & Supplies (2.9%)
Accuray, Inc.*	92,900	1,413,938
Cynosure, Inc.*	29,200	772,632
LifeCell Corp.* (a)	32,600	1,405,386
Natus Medical, Inc.*	22,500	435,375

		4,027,331

Health Care Providers & Services (4.7%)
Genoptix, Inc.*	3,300	101,310
HealthExtras, Inc.*	31,400	818,912
Healthways, Inc.* (a)	57,623	3,367,488
inVentiv Health, Inc.*	13,771	426,350
Nighthawk Radiology Holdings, Inc.*	49,400	1,039,870
Virtual Radiologic Corp.*	13,100	265,668
Visicu, Inc.* (a)	50,200	595,874

		6,615,472

Health Care Technology (4.5%)
Allscripts Healthcare Solutions, Inc.* (a)	140,854	2,735,385
Cerner Corp.* (a)	36,900	2,081,160
Omicell, Inc.*	57,500	1,548,475

		6,365,020

10 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (4.1%)
BJ’s Restaurants, Inc.*	40,500	$658,530
Chipotle Mexican Grill, Inc.* (a)	2,800	411,796
Gaylord Entertainment Co.*	41,400	1,675,458
Scientific Games Corp.*	53,800	1,788,850
Vail Resorts, Inc.* (a)	22,800	1,226,868

		5,761,502

Insurance (1.8%)
eHealth, Inc.*	58,300	1,872,013
Life Partner Holdings Inc.	22,600	626,020

		2,498,033

Internet & Catalog Retail (3.4%)
Blue Nile, Inc.* (a)	9,600	653,376
Constant Contact, Inc.* (a)	21,700	466,550
Knot, Inc. (The)*	35,300	562,682
Shutterfly, Inc.*	27,800	712,236
SINA Corp.*	30,500	1,351,455
VistaPrint Ltd.* (a)	25,100	1,075,535

		4,821,834

Internet Software & Services (8.4%)
American Public Education, Inc.*	2,700	112,806
Bankrate, Inc.* (a)	21,200	1,019,508
CyberSource Corp.*	49,400	877,838
DealerTrack Holdings, Inc.*	54,700	1,830,809
Dice Holdings, Inc.*	32,000	255,680
Gmarket, Inc. ADR*	41,500	1,033,350
Liquidity Services, Inc.*	55,500	715,950
LoopNet, Inc.* (a)	79,400	1,115,570
Perficient, Inc.*	40,700	640,618
PROS Holdings, Inc.*	42,600	835,812
Synchronoss Technologies, Inc.*	47,500	1,683,400
ValueClick, Inc.*	34,149	747,863
Vocus, Inc.*	24,000	828,720

		11,697,924

IT Services (1.6%)
BladeLogic, Inc.*	19,000	561,830
ExlService Holdings, Inc.*	49,000	1,130,920
Sapient Corp.*	60,500	533,005

		2,225,755

Machinery (3.1%)
Bucyrus International, Inc., Class A (a)	31,100	3,091,029
Dynamic Materials Corp.	19,400	1,142,660
TurboChef Technologies, Inc.*	10,200	168,300

		4,401,989

Media (2.0%)
Focus Media Holding Ltd. ADR — CN*	50,454	2,866,292

Oil, Gas & Consumable Fuels (5.4%)
Arena Resources, Inc.*	30,800	1,284,668
Bill Barrett Corp.* (a)	47,400	1,984,638
Carrizo Oil & Gas, Inc.*	32,634	1,786,711
Gulfport Energy Corp.*	32,100	586,146
Newfield Exploration Co.*	21,000	1,106,700
Warren Resources, Inc.*	55,300	781,389

		7,530,252

Other Financial (0.2%)
Pinnacle Financial Partners, Inc.*	11,200	284,704

Personal Products (0.7%)
Bare Escentuals, Inc.*	41,200	999,100

Pharmaceuticals (3.7%)
Adams Respiratory Therapeutics, Inc.*	42,700	2,550,898
Caraco Pharmaceutical Laboratories Ltd.*	15,500	265,825
Obagi Medical Products, Inc.*	77,900	1,424,791
Salix Pharmaceuticals, Ltd.*	1,908	15,035
Sciele Pharma, Inc.*	45,548	931,457

		5,188,006

Road & Rail (2.7%)
J.B. Hunt Transport Services, Inc.	67,800	1,867,890
Kansas City Southern*	53,950	1,852,104

		3,719,994

Semiconductors & Semiconductor Equipment (5.0%)
O2Micro International Ltd. ADR — KY*	81,400	939,356
Advanced Analogic Technologies, Inc.*	49,600	559,488
Anadigics, Inc.*	44,100	510,237

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Atheros Communications*	42,900	$1,310,166
Sigma Designs, Inc.*	43,200	2,384,640
Tessera Technologies, Inc.*	32,744	1,362,150

		7,066,037

Software (12.7%)
Blackbaud, Inc.	91,800	2,574,072
Blackboard, Inc.*	53,600	2,157,400
Chordiant Software, Inc.*	72,200	617,310
Commvault Systems, Inc.*	33,500	709,530
Concur Technologies, Inc.*	52,200	1,890,162
Double-Take Software, Inc.*	50,500	1,096,860
EPIQ Systems, Inc.* (a)	56,115	976,962
FactSet Research Systems, Inc.	23,975	1,335,408
FalconStor Software, Inc.*	87,200	981,872
Innerworkings, Inc.*	81,000	1,398,060
MICROS Systems, Inc.*	23,100	1,620,696
Phoenix Technologies Ltd.*	37,100	477,848
Vasco Data Security International, Inc.*	67,900	1,895,768

		17,731,948

Specialty Retail (2.1%)
Lululemon Athletica, Inc.*	4,000	189,480
O’Reilly Automotive, Inc.*	50,600	1,640,958
Zumiez, Inc.* (a)	46,700	1,137,612

		2,968,050

Textiles, Apparel & Luxury Goods (1.0%)
Iconix Brand Group, Inc.*	42,300	831,618
Volcom, Inc.*	24,800	546,344

		1,377,962

Wireless Telecommunication Services (1.1%)
Novatel Wireless, Inc.*	52,100	844,020
Sierra Wireless, Inc.*	49,000	727,650

		1,571,670

Total Common Stocks		128,524,098

Repurchase Agreements (6.8%)
	Principal Amount	Value

CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $544,033, collateralized by Government National Mortgage Association with a market value of $554,783	$543,905	$543,905
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $4,794,526, collateralized by U.S. Government Agencies with a market value of $4,889,270	4,793,402	4,793,402
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $4,195,210, collateralized by U.S. Government Agency Mortgages with a market value of $4,278,112	4,194,227	4,194,227

Total Repurchase Agreements		9,531,534

Securities Purchased With Collateral For Securities On Loan (9.1%)

Repurchase Agreement (9.1%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $12,794,193, collateralized by U.S. Government Agency Mortgages with a market value of $13,046,634	12,790,818	12,790,818

Total Securities Purchased With Collateral For Securities On Loan		12,790,818

Total Investments (Cost $119,876,283) (b) — 107.7%		150,846,450
Liabilities in excess of other assets — (7.7)%		(10,777,905)

NET ASSETS — 100.0%		$140,068,545

12 Annual Report 2007

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of December 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

CN	China

KY	Cayman Islands

See accompanying notes to financial statements.

2007 Annual Report 13

Statement of Assets and Liabilities
December 31, 2007

Nationwide
Multi-Manager
NVIT Small Cap
Growth Fund

Assets:
Investments, at value (cost $97,553,931)*	$128,524,098
Repurchase agreements, at cost and value	22,322,352

Total Investments	150,846,450

Cash	11,546
Interest and dividends receivable	49,693
Receivable for capital shares issued	2,330,550
Receivable for investments sold	805,074
Prepaid expenses and other assets	72

Total Assets	154,043,385

Liabilities:
Payable for investments purchased	755,521
Payable upon return of securities loaned (Note 2)	12,790,818
Payable for capital shares redeemed	217,260
Accrued expenses and other payables:
Investment advisory fees	119,229
Fund administration and transfer agent fees	3,533
Distribution fees	6,182
Administrative servicing fees	56,729
Compliance program costs	715
Other	24,853

Total Liabilities	13,974,840

Net Assets	$140,068,545

Represented by:
Capital	$123,909,853
Accumulated net investment loss	–
Accumulated net realized losses from investment transactions	(14,811,475)
Net unrealized appreciation on investments	30,970,167

Net Assets	$140,068,545

Net Assets:
Class I Shares	$108,218,694
Class II Shares	31,237,254
Class III Shares	612,597

Total	$140,068,545

Shares outstanding (unlimited number of shares authorized):
Class I Shares	6,008,012
Class II Shares	1,759,752
Class III Shares	34,200

Total	7,801,964

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$18.01
Class II Shares	$17.75
Class III Shares	$17.91

*	Includes value of securities on loan of $12,325,433 (Note 2).

See notes to financial statements.

14 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Nationwide
Multi-Manager
NVIT Small Cap
Growth Fund

INVESTMENT INCOME:
Interest income	$314,239
Dividend income	146,909
Income from securities lending (Note 2)	83,331

Total Income	544,479

Expenses:
Investment advisory fees	1,317,570
Fund administration and transfer agent fees	71,533
Distribution fees Class II Shares	55,597
Administrative servicing fees Class I Shares	201,278
Administrative servicing fees Class II Shares	39,946
Administrative servicing fees Class III Shares	1,222
Custodian fees	12,602
Trustee fees	6,910
Compliance program costs (Note 3)	449
Other	43,810

Total expenses before earnings credit	1,750,917
Earnings credit (Note 6)	(1,760)

Net Expenses	1,749,157

Net Investment Loss	(1,204,678)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	15,268,744
Net change in unrealized depreciation on investments	(1,613,954)

Net realized/unrealized gains on investments	13,654,790

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,450,112

See notes to financial statements.

2007 Annual Report 15

Statements of Changes in Net Assets

	Nationwide Multi-Manager NVIT
	Small Cap Growth Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(1,204,678)	$(1,298,323)
Net realized gains on investment transactions	15,268,744	14,376,742
Net change in unrealized depreciation on investments	(1,613,954)	(8,951,318)

Change in net assets resulting from operations	12,450,112	4,127,101

Change in net assets from capital transactions	(15,867,314)	(22,679,718)

Change in net assets	(3,417,202)	(18,552,617)
Net Assets:
Beginning of period	143,485,747	162,038,364

End of period	$140,068,545	$143,485,747

Accumulated net investment loss at end of period	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$19,932,969	$33,464,997
Cost of shares redeemed	(46,569,303)	(55,081,579)

	(26,636,334)	(21,616,582)

Class II Shares
Proceeds from shares issued	14,984,917	6,124,785
Cost of shares redeemed	(4,100,469)	(7,000,356)

	10,884,448	(875,571)

Class III Shares
Proceeds from shares issued	92,453	250,844
Cost of shares redeemed (a)	(207,881)	(438,409)

	(115,428)	(187,565)

Change in net assets from capital transactions	$(15,867,314)	$(22,679,718)

See notes to financial statements.

16 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Multi-Manager NVIT
	Small Cap Growth Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	1,132,147	2,079,218
Redeemed	(2,668,488)	(3,448,232)

	(1,536,341)	(1,369,014)

Class II Shares
Issued	821,935	378,616
Redeemed	(237,419)	(443,345)

	584,516	(64,729)

Class III Shares
Issued	5,172	15,454
Redeemed	(11,861)	(27,259)

	(6,689)	(11,805)

Total change in shares	(958,514)	(1,445,548)

(a)	Includes redemption fees, if any.

See notes to financial statements.

2007 Annual Report 17

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide Multi-Manager NVIT Small Cap Growth Fund

		Investment Activities
							Ratios/Supplemental Data

			Net Realized
	Net Asset	Net	and	Total			Net Assets	Ratio of
	Value,	Investment	Unrealized	from	Net Asset		at End of	Expenses
	Beginning	Income	Gains on	Investment	Value, End	Total	Period	to Average
	of Period	(Loss)	Investments	Activities	of Period	Return (a)	(000s)	Net Assets (b)

Class I Shares
Year ended December 31, 2003	$9.66	(0.11)	3.42	3.31	$12.97	34.27%	$156,978	1.34%
Year ended December 31, 2004	$12.97	(0.12)	1.86	1.74	$14.71	13.42%	$156,535	1.21%
Year ended December 31, 2005	$14.71	(0.13)	1.32	1.19	$15.90	8.09%	$141,684	1.22%
Year ended December 31, 2006	$15.90	(0.14)	0.65	0.51	$16.41	3.21%	$123,771	1.25%
Year ended December 31, 2007	$16.41	(0.16)	1.76	1.60	$18.01	9.75%	$108,219	1.22%
Class II Shares
Year ended December 31, 2003	$9.63	(0.09)	3.37	3.28	$12.91	34.06%	$8,842	1.59%
Year ended December 31, 2004	$12.91	(0.12)	1.82	1.70	$14.61	13.17%	$15,917	1.47%
Year ended December 31, 2005	$14.61	(0.14)	1.27	1.13	$15.74	7.73%	$19,521	1.46%
Year ended December 31, 2006	$15.74	(0.18)	0.65	0.47	$16.21	2.99%	$19,047	1.51%
Year ended December 31, 2007	$16.21	(0.13)	1.67	1.54	$17.75	9.50%	$31,237	1.47%
Class III Shares
Year ended December 31, 2003	$9.62	(0.05)	3.33	3.28	$12.90	34.10%	$978	1.34%
Year ended December 31, 2004	$12.90	(0.14)	1.87	1.73	$14.63	13.41%	$996	1.21%
Year ended December 31, 2005	$14.63	(0.14)	1.31	1.17	$15.80	8.00%	$833	1.23%
Year ended December 31, 2006	$15.80	(0.16)	0.67	0.51	$16.31	3.23%	$667	1.24%
Year ended December 31, 2007	$16.31	(0.15)	1.75	1.60	$17.91	9.81%	$613	1.20%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
	Ratio of		Ratio of
	Net	Ratio of	Investment
	Investment	Expenses	Income (Loss)
	Income	(Prior to	(Prior to
	(Loss) to	Reimbursements)	Reimbursements)
	Average	to Average	to Average		Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)		Turnover (d)

Class I Shares
Year ended December 31, 2003	(1.03%)	(e)	(e)		121.69%
Year ended December 31, 2004	(0.90%)	(e)	(e)		112.22%
Year ended December 31, 2005	(0.83%)	(e)	(e)		58.28%
Year ended December 31, 2006	(0.81%)	(e)	(e)		58.45%
Year ended December 31, 2007	(0.83%)	1.22%	(0.83%	)	63.09%
Class II Shares
Year ended December 31, 2003	(1.29%)	(e)	(e)		121.69%
Year ended December 31, 2004	(1.16%)	(e)	(e)		112.22%
Year ended December 31, 2005	(1.08%)	(e)	(e)		58.28%
Year ended December 31, 2006	(1.07%)	(e)	(e)		58.45%
Year ended December 31, 2007	(1.07%)	1.47%	(1.07%	)	63.09%
Class III Shares
Year ended December 31, 2003	(1.04%)	(e)	(e)		121.69%
Year ended December 31, 2004	(0.91%)	(e)	(e)		112.22%
Year ended December 31, 2005	(0.84%)	(e)	(e)		58.28%
Year ended December 31, 2006	(0.80%)	(e)	(e)		58.45%
Year ended December 31, 2007	(0.80%)	1.20%	(0.80%	)	63.09%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee waivers/reimbursements during the period.

See accompanying notes to financial statements.

18 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide Multi-Manager NVIT Small Cap Growth Fund (the “Fund”) (formerly “GVIT Small Cap Growth Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service

20 Annual Report 2007

approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of Loaned	Value of
Securities	Collateral

$12,325,433	$12,790,818

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

22 Annual Report 2007

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated. Below is a list of the subadvisers to the Fund:

Subadvisers

- Waddell & Reed Investment Management Company

- Oberweis Asset Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee of 0.95% based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $832,152 for the year ended December 31, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc.” (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II and Class III shares of the Fund.

For the year ended December 31, 2007, NFS received $437,804 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $449.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had no contributions to capital due to collection of redemption fees.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $83,243,847 and sales of $104,468,062.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

24 Annual Report 2007

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may

2007 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2007

be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

There were no distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006.

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$–	$–	$–	$–	$(14,590,893)	$30,749,585	$16,158,692

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$120,096,865	$37,178,068	$(6,428,483)	$30,749,585

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires

$7,334,774	2010

7,256,119	2011

26 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Multi-Manager NVIT Small Cap Growth Fund (formerly GVIT Small Cap Growth Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	102	None

28 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 29

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

30 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President-Mutual Fund Strategy of Nationwide Financial Services, Inc. [2] and was Senior Vice President-Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 31

Nationwide Multi-Manager NVIT Small Cap
Value Fund
AnnualReport

December 31, 2007

Contents
10	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-WWL (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide Multi-Manager NVIT Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide Multi-Manager NVIT Small Cap Value Fund (Class I at NAV) registered -6.89% versus -9.78% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Value Funds (consisting of 43 funds as of Dec. 31, 2007) was - 6.61% for the same period.

Can you describe the market environment during the reporting period?

U.S. equity markets began the first half of 2007 on solid footing. Investors were fairly optimistic that the broad economy could experience a soft landing or avoid a recession and maintain sustainable levels of growth, despite 17 consecutive interest-rate increases by the Federal Reserve Board during the past several years. However, worse-than-expected losses from major financial institutions (due to subprime mortgage exposure), the collapse of the U.S. housing market, and higher energy and commodity prices contributed to fears of an eventual U.S. recession. These fears brought levels of market volatility not seen since the bear market of the early 2000s.

What areas of investment provided the most positive relative returns for the Fund?

The industrials sector added the most to Fund performance. Favorable stock selection was the main driver, and the Fund’s overweighting versus the benchmark proved beneficial as well. A major contributor to Fund performance in industrials was Fund holding Omega Navigation Enterprises Inc., a provider of product tankers to the oil industry. The company’s stock advanced strongly aided by a double-digit dividend yield and strong demand for transportation of refined petroleum products. Fund holding’s Railroad supplier L. B. Foster Co. and aerospace controls concern Moog Inc. also performed well in the industrials sector. Another important positive contributor to Fund performance was stock selection in the information technology sector. The Fund enjoyed notable gains in electronics maker Technitrol, Inc. as well as NAVTEQ Corp., the dominant provider of digital mapping data.

What areas detracted from Fund performance?

Stock selection in the health-care and consumer staples sectors detracted from the Fund’s results. In health care, Fund holdings in Hythiam, Inc., a company that develops treatments for drug and alcohol addiction, hurt Fund performance. In consumer discretionary, the consumer electronics retailer Circuit City Stores, Inc. performed poorly, as did Directed Electronics, Inc., an aftermarket supplier of automobile audio equipment. We sold Directed Electronics because its earnings outlook continued to deteriorate, but we have held onto Hythiam and Circuit City in anticipation of a future share price and/or earnings recovery. Fund holdings in consumer staples hampered performance, with tobacco grower Alliance One International, Inc. among the Fund’s worst performers. Poor crop yields in Africa and increased costs in Brazil were detrimental to the company due to exchange-rate movements. Within software and services, Fund holding Unisys Corp. hurt Fund returns. The company disappointed as it took restructuring charges and its management indicated that sales would likely remain flat on a year-over-year basis.

What is your outlook for the near term?

Analysts are likely to continue reducing short-term earnings estimates throughout the first half of 2008. The large weighting of financial companies in U.S. equity indexes suggests that the prospects for this sector are likely to impact the market as a whole. Tighter access to funds should lead to more corporate-sector restraint in the coming months, which in turn could trigger rising unemployment, lower levels of business investment, and slower consumer spending. While corporate cost-cutting may harm economic growth in the near term, we see that cost-cutting as a vital tool in reducing inflationary pressure and maintaining corporate profitability. As was the case during prior profit cycles, current earnings challenges are likely to be succeeded by an eventual rebound in profit growth, which ultimately could bode well for stock prices. However, we cannot rule out material weakness in volatile U.S. equity markets as events run their course.

Over the short term, small-capitalization returns may continue to be depressed by economic weakness and unsettled global capital markets. That said, the risks to the market are so obvious and overly publicized that these already may be factored into stock prices. Moreover, we believe that the Federal Reserve should soon recognize the severity of financial stresses in the capital markets and begin to ease policy aggressively rather than cautiously. Uncertainty is high, but investors should remember that times of high anxiety often create solid buying opportunities. For investors willing to look beyond the near-term

4 Annual Report 2007

Nationwide Multi-Manager NVIT Small Cap Value Fund

volatility, these uncertain conditions often lay the foundation for meaningful future gains.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Aberdeen Asset Management Inc.;

Portfolio Managers:

Gary D. Haubold, CFA; William Gerlach, CFA, and Charles Purcell, CFA

Subadviser:

Epoch Investment Partners, Inc.

Portfolio Managers:

William W. Priest, David N. Pearl, Joseph W. Donaldson, and Michael A. Welhoelter, CFA

Subadviser:

JPMorgan Investment Management Inc.

Portfolio Managers:

Christopher T. Blum, CFA and Dennis S. Ruhl, CFA

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the largest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc., Epoch Investment Partners, Inc., or JPMorgan Investment Management Inc.

6 Annual Report 2007

Nationwide Multi-Manager NVIT Small Cap Value Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	-6.89%	15.67%	10.30%	1.13%

Class II [3]	-7.23%	15.37%	10.05%	1.38%

Class III [3]	-6.92%	15.68%	10.33%	1.12%

Class IV [3]	-6.92%	15.69%	10.31%	1.12%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of the Class II shares (May 6, 2002), Class III shares (May 3, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide Multi-Manager NVIT Small Cap Value Fund, the Russell 2000 Value Index (Russell 2000 Value)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 7

Nationwide Multi-Manager NVIT Small Cap Value Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Nationwide Multi-Manager			Account Value ($)	Account Value ($)	07/01/07 -	07/01/07 -
NVIT Small Cap Value Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	877.80	5.54	1.17
	Hypothetical	[b]	1,000.00	1,019.31	5.96	1.17

Class II	Actual		1,000.00	876.10	6.71	1.42
	Hypothetical	[b]	1,000.00	1,018.05	7.22	1.42

Class III	Actual		1,000.00	878.20	5.35	1.13
	Hypothetical	[b]	1,000.00	1,019.51	5.75	1.13

Class IV	Actual		1,000.00	878.10	5.25	1.11
	Hypothetical	[b]	1,000.00	1,019.61	5.65	1.11

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2007

Nationwide Multi-Manager NVIT Small Cap Value Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.0%
Mutual Funds	2.7%
U.S. Treasury Notes	0.2%
Warrants	0.0%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings

AIM Liquid Assets Portfolio	2.7%
C.F. Industries Holdings, Inc.	1.2%
Westar Energy, Inc.	1.1%
Tupperware Brands Corp.	0.9%
Silgan Holdings, Inc.	0.8%
Sybase, Inc.	0.8%
Portland General Electric Co.	0.8%
Deluxe Corp.	0.7%
GulfMark Offshore Services, Inc.	0.6%
Applied Industrial Technologies, Inc.	0.6%
Other	89.8%

100.0%

Top Industries

Commercial Banks	8.3%
Real Estate Investment Trusts (REITs)	7.9%
Insurance	4.8%
Chemicals	4.4%
Software	3.8%
Oil, Gas & Consumable Fuels	3.3%
Commercial Services & Supplies	3.3%
Electric Utilities	3.1%
Machinery	2.9%
Health Care Providers & Services	2.8%
Other	55.4%

100.0%

2007 Annual Report 9

Statement of Investments
December 31, 2007

Nationwide Multi-Manager NVIT Small Cap Value Fund

Common Stocks (97.0%)

	Shares	Value

Aerospace & Defense (2.7%)
AAR Corp.*	8,900	$338,467
Alliant Techsystems, Inc.*	19,650	2,235,384
Ceradyne, Inc.*	29,700	1,393,821
Curtiss-Wright Corp.	31,900	1,601,380
DRS Technologies, Inc.	36,300	1,970,001
Esterline Technologies Corp.*	19,900	1,029,825
Hexcel Corp.*	44,440	1,079,003
Moog, Inc., Class A*	55,275	2,532,148
Triumph Group, Inc.	10,100	831,735

		13,011,764

Air Freight & Logistics (0.2%)
Atlas Air Worldwide Holdings, Inc.*	20,000	1,084,400

Airlines (0.7%)
Republic Airways Holdings, Inc.*	87,500	1,714,125
SkyWest, Inc.	57,100	1,533,135

		3,247,260

Auto Components (1.3%)
Aftermarket Technology Corp.*	50,800	1,384,808
American Axle & Manufacturing Holdings, Inc.	17,700	329,574
Lear Corp.*	52,200	1,443,852
Penske Auto Group, Inc.	11,500	200,790
Standard Motor Products, Inc.	13,700	111,792
Tenneco, Inc.*	20,000	521,400
TRW Automotive Holdings Corp.*	13,500	282,150
WABCO Holdings, Inc.	41,750	2,091,258

		6,365,624

Automobiles (0.1%)
Oshkosh Truck Corp.	10,500	496,230

Biotechnology (1.0%)
Applera Corp.-Celera Group*	12,300	195,201
Bio-Rad Laboratories, Inc., Class A*	13,900	1,440,318
Bio-Reference Laboratories, Inc.*	44,900	1,467,332
Cambrex Corp.	139,880	1,172,194
Exelixis, Inc.*	21,200	182,956
InterMune, Inc.*	9,800	130,634
Martek Biosciences Corp.*	1,000	29,580
Medivation, Inc.*	5,600	80,640
Nektar Therapeutics*	7,300	48,983
Protalix BioTherapeutics, Inc.*	23,300	79,220

		4,827,058

Building Products (0.5%)
Ameron International Corp.	8,000	737,200
Apogee Enterprises, Inc.	18,800	321,668
Goodman Global, Inc.*	23,300	571,782
NCI Building Systems, Inc.*	13,800	397,302
Universal Forest Products, Inc.	14,800	436,008

		2,463,960

Capital Markets (1.1%)
Cowen Group, Inc.*	3,000	28,530
Knight Capital Group, Inc., Class A*	73,000	1,051,200
MCG Capital Corp.	38,700	448,533
Penson Worldwide, Inc.*	12,300	176,505
Piper Jaffray Cos.*	6,000	277,920
Raymond James Financial, Inc.	7,000	228,620
Sanders Morris Harris Group, Inc.	103,950	1,065,487
SWS Group, Inc.	22,000	278,740
Thomas Weisel Partners Group, Inc.*	4,400	60,412
TICC Capital Corp.	64,490	595,243
TradeStation Group, Inc.*	72,070	1,024,115

		5,235,305

Chemicals (4.4%)
C.F. Industries Holdings, Inc.	52,500	5,778,150
H.B. Fuller	49,300	1,106,785
Hercules, Inc.	148,150	2,866,702
Innospec, Inc.	21,600	370,656
Methanex Corp.	28,298	781,025
Minerals Technologies, Inc.	7,800	522,210
Nalco Holding Co.	38,910	940,844
NewMarket Corp.	7,300	406,537
O.M. Group, Inc.*	11,900	684,726
Penford Corp.	68,880	1,762,639
Rockwood Holdings, Inc.*	25,900	860,398
Sensient Technologies Corp.	65,810	1,861,107
Spartech Corp.	27,200	383,520
Terra Industries, Inc.*	48,000	2,292,480
W.R. Grace & Co.*	33,300	871,794
Zep, Inc.*	11,100	153,957

		21,643,530

Commercial Banks (8.3%)
1st Source Corp.	14,400	249,264
Amcore Financial, Inc.	25,590	580,893
AmericanWest Bancorp	4,600	81,098
Ameris Bancorp	16,380	276,003
Bancfirst Corp.	10,300	441,355
Banco Latinoamericano de Exportaciones, SA	17,700	288,687
Bank of the Ozarks, Inc.	600	15,720

10 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Commercial Banks (continued)
Banner Corp.	5,200	$149,396
BOK Financial Corp.	10,800	558,360
Capital Corp. of the West	4,660	90,544
Capitol Bancorp Ltd.	12,400	249,488
Cathay General Bancorp	12,400	328,476
Central Pacific Financial Corp.	54,000	996,840
Chemical Financial Corp.	17,055	405,738
Citizens Republic Bancorp, Inc.	17,647	256,058
City Holding Co.	33,600	1,137,024
Colonial BancGroup, Inc. (The)	40,000	541,600
Columbia Banking System, Inc.	13,930	414,139
Community Bancorp*	8,000	138,960
Community Bank System, Inc.	18,000	357,660
Community Trust Bancorp, Inc.	32,970	907,664
Cullen/ Frost Bankers, Inc.	20,300	1,028,398
East West Bancorp, Inc.	30,100	729,323
First BanCorp.	56,600	412,614
First Citizens BancShares, Inc., Class A	4,340	632,989
First Commonwealth Financial Corp.	33,200	353,580
First Community Bancshares, Inc.	11,700	373,113
First Merchants Corp.	13,400	292,656
First Regional Bancorp*	7,900	149,231
FirstMerit Corp.	27,000	540,270
Flushing Financial Corp.	47,650	764,783
FNB Corp.	1,500	34,845
Glacier Bancorp, Inc.	900	16,866
Great Bancorp, Inc.	25,679	563,911
Green Bankshares, Inc.	11,300	216,960
Hanmi Financial Corp.	144,000	1,241,280
Heartland Financial U.S.A., Inc.	6,300	116,991
Heritage Commerce Corp.	3,200	58,848
Horizon Financial Corp.	13,625	237,620
IBERIABANK Corp.	30,900	1,444,575
Imperial Capital Bancorp, Inc.	5,700	104,310
Independent Bank Corp., MA	35,000	952,700
Independent Bank Corp., MI	38,510	365,845
Integra Bank Corp.	19,000	268,090
Irwin Financial Corp.	30,800	226,380
Lakeland Financial Corp.	7,500	156,750
MainSource Financial Group, Inc.	23,310	362,704
Nara Bancorp, Inc.	27,100	316,257
National Penn Bancshares, Inc.	152,559	2,309,743
NBT Bancorp, Inc.	38,300	874,006
Old National Bancorp	36,950	552,772
Old Second Bancorp, Inc.	3,400	91,086
Oriental Financial Group	22,300	299,043
Pacific Capital Bancorp	59,000	1,187,670
Peoples Bancorp, Inc. NA	13,000	323,570
Prosperity Bancshares, Inc.	15,200	446,728
Provident Bankshares Corp.	21,700	464,163
Renasant Corp.	16,400	353,748
Republic Bancorp, Inc., Class A	6,255	103,395
Royal Bancshares of Pennsylvania, Class A	6,430	70,730
SCBT Financial Corp.	4,914	155,626
Security Bank Corp.	12,100	110,594
Sierra Bancorp	1,200	29,868
Signature Bank*	37,600	1,269,000
Simmons First National Corp., Class A	9,700	257,050
Southwest Bancorp, Inc.	36,700	672,711
Sterling Bancshares, Inc.	60,700	677,412
Sterling Financial Corp.	82,805	1,390,296
Sterling Financial Corp.	19,412	318,745
Suffolk Bancorp	5,900	181,189
SVB Financial Group*	3,700	186,480
Taylor Capital Group, Inc.	19,600	399,840
TCF Financial Corp.	146,900	2,633,917
Trico Bancshares	13,100	252,830
UMB Financial Corp.	28,500	1,093,260
Umpqua Holdings Corp.	38,496	590,529
Union Bankshares Corp.	36,500	771,610
United Bankshares, Inc.	10,100	283,002
Washington Trust Bancorp, Inc.	13,200	333,036
West Coast Bancorp	42,900	793,650
Wilshire Bankcorp, Inc.	86,500	679,025

		40,583,180

Commercial Services & Supplies (3.3%)
American Ecology Corp.	73,880	1,734,702
Brady Corp., Class A	3,100	108,779
COMSYS IT Partners, Inc.*	16,500	260,370
Consolidated Graphics, Inc.*	19,600	937,272
CRA International, Inc.*	5,100	242,811
Deluxe Corp.	110,800	3,644,212
Ennis, Inc.	9,200	165,600
Geo Group, Inc. (The)*	34,800	974,400
ICT Group, Inc.*	50,190	599,771
IHS, Inc., Class A*	23,990	1,452,834
IKON Office Solutions, Inc.	55,700	725,214
Kforce, Inc.*	26,100	254,475
Knoll, Inc.	18,700	307,241
School Specialty, Inc.*	1,700	58,735
Spherion Corp.*	56,700	412,776
TeleTech Holdings, Inc.*	27,100	576,417
United Stationers, Inc.*	12,200	563,762
Viad Corp.	21,300	672,654

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies (continued)
Volt Information Sciences, Inc.*	57,100	$1,042,646
Waste Connections, Inc.*	13,700	423,330
Watson Wyatt Worldwide, Inc.	19,280	894,785

		16,052,786

Communications Equipment (2.4%)
ADC Telecommunications, Inc.*	57,050	887,128
Arris Group, Inc.*	187,026	1,866,519
Avocent Corp.*	28,700	668,997
Bel Fuse, Inc., Class B	12,000	351,240
Black Box Corp.	14,300	517,231
Digi International, Inc.*	20,200	286,638
Dycom Industries, Inc.*	35,520	946,608
Finisar Corp.*	33,900	49,155
Foundry Networks, Inc.*	23,300	408,216
Harmonic, Inc.*	55,400	580,592
MasTec, Inc.*	29,700	302,049
MRV Communications, Inc.*	19,600	45,472
NTELOS Holding Corp.	15,550	461,680
Plantronics, Inc.	19,200	499,200
Polycom, Inc.*	12,500	347,250
Powerwave Technologies, Inc.*	603,270	2,431,178
Sycamore Networks, Inc.*	227,090	872,026
U.T. Starcom, Inc.*	23,100	63,525

		11,524,703

Computers & Peripherals (1.4%)
Adaptec, Inc.*	27,600	93,288
Brocade Communications Systems, Inc.*	61,500	451,410
Diebold, Inc.	39,450	1,143,261
Electronics for Imaging*	38,900	874,472
Emulex Corp.*	97,400	1,589,568
Hutchinson Technology, Inc.*	13,100	344,792
Hypercom Corp.*	291,710	1,452,716
Imation Corp.	22,900	480,900
Palm, Inc.	54,900	348,066
Quantum Corp.*	99,400	267,386

		7,045,859

Construction & Engineering (0.3%)
EMCOR Group, Inc.*	20,800	491,504
Sterling Construction Co., Inc.*	6,520	142,266
URS Corp.*	16,065	872,812

		1,506,582

Construction Materials (0.1%)
U.S. Concrete, Inc.*	78,210	260,439

Consumer Finance (1.1%)
Advance America Cash Advance Centers, Inc.	10,300	104,648
Advanta Corp., Class B	37,600	303,432
Cash America International, Inc.	55,700	1,799,110
CompuCredit Corp.*	28,400	283,432
Dollar Financial Corp.*	54,123	1,661,035
World Acceptance Corp.*	48,600	1,311,228

		5,462,885

Consumer Goods (0.1%)
Helen of Troy Ltd.*	7,000	119,980
Jarden Corp.*	5,572	131,555
Jo-Ann Stores, Inc.*	9,200	120,336

		371,871

Containers & Packaging (1.8%)
AptarGroup, Inc.	11,100	454,101
Greif, Inc., Class A	19,400	1,268,178
Myers Industries, Inc.	48,000	694,560
Rock-Tenn Co., Class A	97,770	2,484,336
Silgan Holdings, Inc.	78,250	4,064,305

		8,965,480

Distributor (0.1%)
Core-Mark Holding Co., Inc.*	19,500	560,040

Diversified Consumer Services (0.8%)
Regis Corp.	27,300	763,308
Service Corp. International	154,130	2,165,527
Sotheby’s	7,100	270,510
Stewart Enterprises, Inc., Class A	108,600	966,540

		4,165,885

Diversified Financial Services (0.7%)
Apollo Investment Corp.	15,300	260,865
Compass Diversified Trust	4,000	59,600
Duff & Phelps Corp., Class A*	65,520	1,289,434
Encore Capital Group, Inc.*	15,700	151,976
Financial Federal Corp.	20,900	465,861
Investment Technology Group, Inc.*	2,100	99,939
Pzena Investment Management, Inc., Class A	78,080	890,112

		3,217,787

Diversified Telecommunication Services (1.2%)
Atlantic Tele-Network, Inc.	7,100	239,838
Cincinnati Bell, Inc.*	471,500	2,239,625
Fairpoint Communications, Inc.	37,200	484,344

12 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
Iowa Telecommunications Services, Inc.	26,500	$430,890
North Pittsburgh Systems, Inc.	11,200	254,128
Premiere Global Services, Inc.*	161,100	2,392,335

		6,041,160

Electric Utilities (3.1%)
Allete, Inc.	9,700	383,926
Cleco Corp.	35,500	986,900
El Paso Electric Co.*	56,600	1,447,262
IdaCorp, Inc.	9,300	327,546
Portland General Electric Co.	136,400	3,789,192
UIL Holdings Corp.	20,233	747,609
UniSource Energy Corp.	67,700	2,135,935
Westar Energy, Inc.	210,200	5,452,588

		15,270,958

Electrical Equipment (1.7%)
A.O. Smith Corp.	13,200	462,660
Acuity Brands, Inc.	22,200	999,000
Belden, Inc.	22,500	1,001,250
Encore Wire Corp.	78,150	1,244,148
Genlyte Group, Inc.*	7,800	742,560
GrafTech International Ltd.*	133,500	2,369,625
Regal-Beloit Corp.	27,600	1,240,620
Thomas & Betts Corp.*	3,000	147,120

		8,206,983

Electronic Equipment & Instruments (2.5%)
Agilysys, Inc.	38,900	588,168
Anixter International, Inc.*	30,500	1,899,235
Bell Microproducts, Inc.*	99,700	599,197
Benchmark Electronics, Inc.*	37,825	670,637
Checkpoint Systems, Inc.*	17,100	444,258
Coherent, Inc.*	9,400	235,658
CTS Corp.	49,400	490,542
DTS, Inc.*	69,860	1,786,320
Electro Scientific Industries, Inc.*	3,700	73,445
Insight Enterprises, Inc.*	14,000	255,360
Mettler Toledo International, Inc.*	3,100	352,780
Napco Security Systems, Inc.*	145,950	912,188
Newport Corp.*	33,100	423,349
P.C. Connection, Inc.*	19,344	219,554
Park Electrochemical Corp.	9,600	271,104
Plexus Corp.*	8,600	225,836
SYNNEX Corp.*	3,600	70,560
Tech Data Corp.*	3,000	113,160
Technitrol, Inc.	76,620	2,189,800
Trimble Navigation Ltd.*	1,000	30,240
TTM Technologies, Inc.*	22,600	263,516
X-Rite, Inc.*	15,100	175,462

		12,290,369

Energy Equipment & Services (1.2%)
Bristow Group, Inc.*	10,900	617,485
Cal Dive International, Inc.*	135,450	1,793,358
Core Laboratories NV*	500	62,360
Oil States International Inc.*	31,500	1,074,780
RPC, Inc.	17,887	209,457
Trico Marine Services, Inc.*	48,600	1,799,172
Union Drilling, Inc.*	19,600	309,092

		5,865,704

Food & Staples Retailing (1.0%)
Casey’s General Stores, Inc.	3,200	94,752
Longs Drug Stores Corp.	1,600	75,200
Nash Finch Co.	46,900	1,654,632
Pantry, Inc.*	10,700	279,591
Performance Food Group Co.*	28,900	776,543
Ruddick Corp.	7,100	246,157
Spartan Stores, Inc.	72,400	1,654,340

		4,781,215

Food Products (0.7%)
J.M. Smucker Co. (The)	7,772	399,791
Lancaster Colony Corp.	1,700	67,490
Pilgrim’s Pride Corp.	8,700	251,865
Ralcorp Holding, Inc.*	22,630	1,375,678
Reddy Ice Holdings, Inc.	15,900	402,429
Tootsie Roll Industries, Inc.	26,400	723,888

		3,221,141

Gas Distribution (0.1%)
Piedmont Natural Gas Co., Inc.	28,300	740,328

Gas Utilities (1.8%)
Laclede Group, Inc. (The)	18,600	636,864
New Jersey Resources Corp.	46,900	2,345,938
Nicor, Inc.	35,900	1,520,365
Northwest Natural Gas Co.	13,100	637,446
South Jersey Industries, Inc.	39,100	1,411,119
Southwest Gas Corp.	65,700	1,955,889
WGL Holdings, Inc.	5,000	163,800

		8,671,421

Health Care Equipment & Supplies (1.9%)
CONMED Corp.*	43,100	996,041
Greatbatch, Inc.*	24,500	489,755

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Haemonetics Corp.*	12,060	$760,021
Immucor, Inc.*	13,000	441,870
Invacare Corp.	24,000	604,800
Inverness Medical Innovations, Inc.*	39,490	2,218,548
IRIS International, Inc.*	62,450	1,225,269
LifeCell Corp.*	8,900	383,679
SonoSite, Inc.*	50,950	1,715,487
STERIS Corp.	13,100	377,804
SurModics, Inc.*	1,200	65,124

		9,278,398

Health Care Providers & Services (2.8%)
Alliance Imaging, Inc.*	64,500	620,490
AMERIGROUP Corp.*	57,900	2,110,455
AMN Healthcare Services, Inc.*	18,100	310,777
Apria Healthcare Group, Inc.*	9,500	204,915
Assisted Living Concepts, Inc.*	135,176	1,013,820
Chemed Corp.	8,600	480,568
Five Star Quality Care, Inc.*	106,300	882,290
Gentiva Health Services, Inc.*	77,700	1,479,408
Healthspring, Inc.*	28,700	546,735
Hythiam, Inc.*	212,880	623,738
Landauer, Inc.	6,900	357,765
Magellan Health Services, Inc.*	18,900	881,307
Molina Healthcare, Inc.*	6,500	251,550
Pediatrix Medical Group, Inc.*	16,230	1,106,075
PSS World Medical, Inc.*	17,200	336,604
Psychiatric Solutions, Inc.*	21,500	698,750
Res-Care, Inc.*	8,000	201,280
Sunrise Senior Living, Inc.*	48,790	1,496,877

		13,603,404

Hotels, Restaurants & Leisure (1.1%)
Bob Evans Farms, Inc.	2,400	64,632
Domino’s Pizza, Inc.	51,700	683,991
Great Wolf Resorts, Inc.*	80,862	793,256
Jack in the Box, Inc.*	65,000	1,675,050
Multimedia Games, Inc.*	162,120	1,352,081
Papa John’s International, Inc.*	8,900	202,030
Shuffle Master, Inc.*	69,480	833,065

		5,604,105

Household Durables (1.1%)
Ethan Allen Interiors, Inc.	21,500	612,750
Kimball International, Inc., Class B	24,100	330,170
Tupperware Brands Corp.	139,100	4,594,473

		5,537,393

Industrial Conglomerate (0.3%)
Teleflex, Inc.	24,500	1,543,745

Insurance (4.8%)
American Physicians Capital, Inc.	11,800	489,228
Amerisafe, Inc.*	59,900	929,049
Amtrust Financial Services, Inc.	12,400	170,748
Argo Group International Holdings Ltd.*	19,131	805,989
Aspen Insurance Holdings Ltd.	59,900	1,727,516
CNA Surety Corp.*	18,200	360,178
Commerce Group, Inc.	17,400	626,052
Delphi Financial Group, Inc., Class A	60,775	2,144,142
Employers Holdings, Inc.	3,000	50,130
First Mercury Financial Corp.*	9,800	239,120
FPIC Insurance Group, Inc.*	10,100	434,098
Harleysville Group, Inc.	19,300	682,834
Horace Mann Educators Corp.	7,800	147,732
Infinity Property & Casualty Corp.	16,000	578,080
IPC Holdings Ltd.	35,000	1,010,450
Max Capital Group Ltd.	55,600	1,556,244
Meadowbrook Insurance Group, Inc.*	25,500	239,955
Navigators Group, Inc.*	18,500	1,202,500
Odyssey Re Holdings Corp.	28,100	1,031,551
Phoenix Cos., Inc. (The)	14,300	169,741
Platinum Underwriters Holdings Ltd.	59,300	2,108,708
PMA Capital Corp., Class A*	104,000	854,880
ProAssurance Corp.*	2,100	115,332
Protective Life Corp.	5,800	237,916
RLI Corp.	4,000	227,160
Safety Insurance Group, Inc.	30,300	1,109,586
SeaBright Insurance Holdings, Inc.*	19,100	288,028
Security Capital Assurance Ltd.	1,000	3,890
Selective Insurance Group	44,100	1,013,859
United Fire & Casualty Corp.	17,440	507,330
Zenith National Insurance Corp.	52,250	2,337,142

		23,399,168

Internet & Catalog Retail (0.7%)
Coldwater Creek, Inc.*	49,200	329,148
FTD Group, Inc.	117,000	1,506,960
NutriSystem, Inc.*	36,050	972,629
Systemax, Inc.	22,500	457,200

		3,265,937

Internet Software & Services (0.6%)
Ariba, Inc.*	47,700	531,855
Blue Coat Systems, Inc.*	18,900	621,243

14 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Internet Software & Services (continued)
CyberSource Corp.*	19,274	$342,499
Interwoven, Inc.*	39,300	558,846
iPass, Inc.*	4,400	17,864
SonicWALL, Inc.*	28,500	305,520
United Online, Inc.	45,900	542,538

		2,920,365

IT Services (1.2%)
Ciber, Inc.*	45,600	278,616
CSG Systems International, Inc.*	21,000	309,120
Forrester Research, Inc.*	18,700	523,974
Gartner, Inc. *	36,100	633,916
infoUSA, Inc.	5,300	47,329
ManTech International Corp., Class A	11,200	490,784
Ness Technologies, Inc.*	53,500	493,805
Perot Systems Corp., Class A*	49,300	665,550
Sapient Corp.*	215,530	1,898,819
SI International, Inc.*	7,100	195,037
SYKES Enterprises, Inc.*	30,000	540,000

		6,076,950

Leisure Equipment & Products (0.7%)
Callaway Golf Co.	10,300	179,529
JAKKS Pacific, Inc.*	94,600	2,233,506
RC2 Corp.*	18,100	508,067
Steinway Musical Instruments, Inc.	14,700	405,279

		3,326,381

Machinery (2.9%)
Actuant Corp.	22,400	761,824
AGCO Corp.*	3,800	258,324
Astec Industries, Inc.*	5,800	215,702
Barnes Group, Inc.	71,400	2,384,046
Briggs & Stratton Corp.	2,000	45,320
Cascade Corp.	16,400	761,944
CIRCOR International, Inc.	13,800	639,768
EnPro Industries, Inc.*	50,700	1,553,955
FreightCar America, Inc.	7,300	255,500
Kadant, Inc.*	6,330	187,811
Kennametal, Inc.	42,400	1,605,264
Mueller Industries, Inc.	10,300	298,597
Tennant Co.	12,800	566,912
Titan Machinery, Inc.*	24,900	326,190
Valmont Industries, Inc.	18,900	1,684,368
Wabtec Corp.	76,610	2,638,448

		14,183,973

Manufacturing (0.1%)
Applied Micro Circuits Corp.*	12,175	106,410
Blount International, Inc.*	21,100	259,741

		366,151

Marine (1.0%)
Eagle Bulk Shipping, Inc.	23,100	613,305
Genco Shipping & Trading Ltd.	26,600	1,456,616
Kirby Corp.*	6,100	283,528
Omega Navigation Enterprises, Inc., Class A	119,200	1,877,400
TBS International Ltd.*	20,200	667,812

		4,898,661

Media (1.8%)
Arbitron, Inc.	59,700	2,481,729
Cox Radio, Inc.*	53,400	648,810
D.G. FastChannel, Inc.*	57,700	1,479,428
Entercom Communications Corp.	35,000	479,150
Lee Enterprises, Inc.	67,300	985,945
Lin TV Corp., Class A*	18,300	222,711
Media General, Inc., Class A	3,200	68,000
Radio One, Inc., Class D*	121,900	288,903
Scholastic Corp.*	27,300	952,497
Sinclair Broadcast Group, Inc.	106,800	876,828
Valassis Communications, Inc., Class A*	11,800	137,942
Westwood One, Inc.	44,900	89,351

		8,711,294

Metals & Mining (1.4%)
Century Aluminum Co.*	23,300	1,256,802
Commercial Metals Co.	24,800	727,880
Compass Minerals International, Inc.	31,500	1,291,500
Gold Reserve, Inc.*	58,500	304,200
Quanex Corp.	38,600	2,003,340
Reliance Steel & Aluminum Co.	6,000	325,200
Schnitzer Steel Industries, Inc.	9,600	663,648
Steel Dynamics, Inc.	3,000	178,710
Worthington Industries, Inc.	5,000	89,400

		6,840,680

Multi-Utilities (1.2%)
Alliant Energy Corp.	8,640	351,562
Black Hills Corp.	6,100	269,010
C.H. Energy Group, Inc.	12,500	556,750
OGE Energy Corp.	13,900	504,431
PNM Resources, Inc.	73,500	1,576,575

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Multi-Utilities (continued)
Vectren Corp.	90,450	$2,623,954

		5,882,282

Multiline Retail (0.1%)
Dollar Tree Stores, Inc.*	10,000	259,200
Tuesday Morning Corp.	34,800	176,436

		435,636

Oil, Gas & Consumable Fuels (3.2%)
Alon U.S.A. Energy, Inc.	42,100	1,144,278
Aurora Oil & Gas Corp.*	24,700	38,285
Bois d’Arc Energy, Inc.*	16,600	329,510
Callon Petroleum Corp.*	8,700	143,115
Cimarex Energy Co.	5,000	212,650
Comstock Resources, Inc.*	19,600	666,400
Energy Partners Ltd.*	16,956	200,250
Evergreen Energy, Inc.*	246,240	549,115
Exterran Holdings, Inc.*	14,854	1,215,057
Foundation Coal Holdings, Inc.	24,870	1,305,675
Harvest Natural Resources, Inc.*	33,700	421,250
Infinity Bio-Energy Ltd.*	155,500	719,965
Mariner Energy, Inc.*	39,200	896,896
PetroHawk Energy Corp.*	25,700	444,867
RAM Energy Resources, Inc.*	339,240	1,702,985
Rosetta Resources, Inc.*	10,300	204,249
SandRidge Energy, Inc.*	6,820	244,565
Stone Energy Corp.*	34,300	1,609,013
Swift Energy Co.*	28,900	1,274,779
U.S. BioEnergy Corp.*	4,500	52,695
USEC, Inc.*	6,300	56,700
Vaalco Energy, Inc.*	6,300	29,295
VeraSun Energy Corp.*	11,600	177,248
Warren Resources, Inc.*	130,260	1,840,574

		15,479,417

Other Financial (0.1%)
Patriot Capitol Funding, Inc.	61,531	620,848

Paper & Forest Products (0.5%)
Buckeye Technologies, Inc.*	103,200	1,290,000
Schweitzer-Mauduit International, Inc.	50,950	1,320,115

		2,610,115

Personal Products (0.6%)
Elizabeth Arden, Inc.*	52,400	1,066,340
Physicians Formula Holdings, Inc.*	101,250	1,202,850
Prestige Brands Holdings, Inc.*	97,000	725,560

		2,994,750

Pharmaceuticals (1.5%)
Acadia Pharmaceuticals, Inc.*	12,500	138,375
Adams Respiratory Therapeutics, Inc.*	9,100	543,634
Alpharma, Inc., Class A*	10,100	203,515
Arena Pharmaceuticals, Inc.*	5,700	44,631
Auxilium Pharmaceuticals, Inc.*	7,500	224,925
Barrier Therapeutics, Inc.*	12,100	47,674
Bionovo, Inc.*	39,600	67,716
Bradley Pharmaceuticals, Inc.*	9,400	185,180
Cypress Bioscience, Inc.*	28,800	317,664
Endo Pharmaceuticals Holdings Inc.*	28,300	754,761
KV Pharmaceutical Co., Class A*	63,050	1,799,447
Onyx Pharmaceuticals, Inc.*	8,300	461,646
Par Pharmaceutical Cos., Inc.*	7,300	175,200
Perrigo Co.	23,000	805,230
Savient Pharmaceuticals, Inc.*	22,000	505,340
Sucampo Pharmaceuticals, Inc., Class A*	5,700	104,538
ULURU, Inc.*	15,800	42,818
United Therapeutics Corp.*	5,600	546,840
Valeant Pharmaceuticals International*	11,600	138,852
Viropharma, Inc.*	40,000	317,600

		7,425,586

Real Estate Investment Trusts (REITs) (7.9%)
Anthracite Capital, Inc.	116,700	844,908
Arbor Realty Trust, Inc.	27,600	444,636
Ashford Hospitality Trust, Inc.	419,680	3,017,499
BioMed Realty Trust, Inc.	50,900	1,179,353
Brandywine Realty Trust	22,900	410,597
Capital Trust Inc., Class A	10,900	334,085
CBRE Realty Finance, Inc.	165,200	882,168
Cedar Shopping Centers, Inc.	75,100	768,273
Deerfield Capital Corp.	46,200	369,600
DiamondRock Hospitality Co.	80,000	1,198,400
Education Realty Trust, Inc.	117,800	1,324,072
Equity Lifestyle Properties, Inc.	18,000	822,060
Extra Space Storage, Inc.	10,800	154,332
FelCor Lodging Trust, Inc.	126,400	1,970,576
First Industrial Realty Trust, Inc.	19,290	667,434
First Potomac Realty Trust	35,200	608,608
Glimcher Realty Trust	26,000	371,540
Gramercy Capital Corp.	12,500	303,875
Healthcare Realty Trust, Inc.	13,000	330,070
Hersha Hospitality Trust	126,800	1,204,600
HFF, Inc., Class A*	25,200	195,048
Home Properties, Inc.	6,700	300,495

16 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Inland Real Estate Corp.	82,800	$1,172,448
Lexington Realty Trust	188,000	2,733,520
LTC Properties, Inc.	36,700	919,335
Mack-Cali Realty Corp.	25,800	877,200
Maguire Properties, Inc.	14,100	415,527
MFA Mortgage Investments, Inc.	107,000	989,750
NorthStar Realty Finance Corp.	279,340	2,491,713
Omega Healthcare Investors, Inc.	64,280	1,031,694
Parkway Properties, Inc.	33,400	1,235,132
Pennsylvania Real Estate Investment Trust	72,500	2,151,800
Quadra Realty Trust, Inc.	150,740	1,211,950
Saul Centers, Inc.	25,100	1,341,093
Senior Housing Properties Trust	61,800	1,401,624
Sunstone Hotel Investors, Inc.	115,550	2,113,409
Urstadt Biddle Properties Inc., Class A	720	11,160
Washington Real Estate Investment Trust	27,700	870,057

		38,669,641

Real Estate Management & Development (0.1%)
Jones Lang LaSalle, Inc.	5,000	355,800

Semiconductors & Semiconductor Equipment (2.3%)
Actel Corp.*	14,200	193,972
Advanced Energy Industries, Inc.*	15,900	207,972
AMIS Holdings, Inc.*	29,100	291,582
Amkor Technology, Inc.*	50,500	430,765
Asyst Technologies, Inc.*	57,000	185,820
Axcelis Technologies, Inc.*	48,600	223,560
Brooks Automation, Inc.*	48,300	638,043
Cirrus Logic, Inc.*	35,000	184,800
Cohu, Inc.	16,000	244,800
Credence Systems Corp.*	30,400	73,568
Cypress Semiconductor Corp.*	30,800	1,109,724
DSP Group, Inc.*	14,300	174,460
Eagle Test Systems, Inc.*	9,400	120,132
Entegris, Inc.*	57,638	497,416
Genesis Microchip, Inc.*	8,800	75,416
Kulicke & Soffa Industries, Inc.*	25,600	175,616
Lattice Semiconductor Corp.*	32,000	104,000
Mattson Technology, Inc.*	12,600	107,856
MKS Instruments, Inc.*	27,300	522,522
ON Semiconductor Corp.*	40,100	356,088
Pericom Semiconductor Corp.*	8,000	149,600
Photronics, Inc.*	20,200	251,894
RF Micro Devices, Inc.*	76,300	435,673
Semtech Corp.*	2,100	32,592
Silicon Image, Inc.*	337,260	1,524,415
Silicon Storage Technology, Inc.*	19,800	59,202
Skyworks Solutions, Inc.*	41,600	353,600
Standard Microsystems Corp.*	15,400	601,678
TriQuint Semiconductor, Inc.*	33,900	224,757
Zoran Corp.*	75,600	1,701,756

		11,253,279

Software (3.7%)
Actuate Corp.*	194,900	1,514,373
Aspen Technology, Inc.*	42,100	682,862
Compuware Corp.*	79,900	709,512
Corel Corp.*	65,418	699,972
eSpeed, Inc.*	6,100	68,930
Fair Isaac Corp.	51,200	1,646,080
Lawson Software, Inc.*	46,200	473,088
Macrovision Corp.*	81,800	1,499,394
Magma Design Automation, Inc.*	35,500	433,455
MedAssets, Inc.*	11,300	270,522
Mentor Graphics Corp.*	78,600	847,308
Parametric Technology Corp.*	25,520	455,532
Progress Software Corp.*	16,400	552,352
QAD, Inc.	8,000	74,720
Quest Software, Inc.*	23,100	425,964
Solera Holdings, Inc.*	53,600	1,328,208
SPSS, Inc.*	3,500	125,685
Sybase, Inc.*	153,600	4,007,424
THQ, Inc.*	73,100	2,060,689
TIBCO Software, Inc.*	24,500	197,715

		18,073,786

Specialty Retail (1.5%)
Aaron Rents, Inc.	6,950	133,718
Asbury Automotive Group, Inc.	84,870	1,277,293
Buckle, Inc. (The)	5,100	168,300
Cato Corp. (The)	16,500	258,390
Charming Shoppes, Inc.*	82,500	446,325
Circuit City Stores, Inc.	197,900	831,180
Collective Brands, Inc.*	34,900	606,911
CSK Auto Corp.*	42,300	211,923
Dick’s Sporting Goods, Inc.*	3,580	99,381
Dress Barn, Inc.*	16,100	201,411
Gymboree Corp.*	15,180	462,383
Men’s Wearhouse, Inc.	10,000	269,800
RadioShack Corp.	3,000	50,580
Rent-A-Center, Inc.*	54,300	788,436
Shoe Carnival, Inc.*	7,500	105,825
Stage Stores, Inc.	50,825	752,210
Talbots, Inc.	10,700	126,474

2007 Annual Report 17

Statement of Investments (Continued)
December 31, 2007

Nationwide Multi-Manager NVIT Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Tractor Supply Co.*	9,000	$323,460
Tween Brands, Inc.*	3,200	84,736
Williams-Sonoma, Inc.	11,600	300,440

		7,499,176

Textiles, Apparel & Luxury Goods (1.6%)
Brown Shoe Co., Inc.	56,400	855,588
Carter’s, Inc.*	21,900	423,765
Deckers Outdoor Corp.*	5,300	821,818
Kellwood Co.	48,000	798,720
Maidenform Brands, Inc.*	35,600	481,668
Movado Group, Inc.	12,300	311,067
Oxford Industries, Inc.	14,520	374,180
Perry Ellis International, Inc.*	33,250	511,385
Phillips-Van Heusen Corp.	25,350	934,401
UniFirst Corp.	19,300	733,400
Warnaco Group, Inc. (The)*	16,000	556,800
Wolverine World Wide, Inc.	33,000	809,160

		7,611,952

Thrifts & Mortgage Finance (1.4%)
Anchor BanCorp Wisconsin, Inc.	6,600	155,232
BankUnited Financial Corp., Class A	21,600	149,040
Berkshire Hills Bancorp, Inc.	1,000	26,000
Centerline Holding Co.	22,600	172,212
City Bank	19,800	443,916
Corus Bankshares, Inc.	88,100	940,027
Dime Community Bancshares	19,950	254,761
Downey Financial Corp.	14,300	444,873
Federal Agricultural Mortgage Corp., Class C	20,600	542,192
First Financial Holdings, Inc.	12,900	353,718
First Niagara Financial Group, Inc.	95,696	1,152,180
First Place Financial Corp.	11,800	165,082
FirstFed Financial Corp.*	12,000	429,840
Flagstar Bancorp	21,100	147,067
Ocwen Financial Corp.*	25,400	140,716
TierOne Corp.	25,100	555,965
TrustCo Bank Corp. NY	36,400	361,088
United Community Financial Corp.	33,000	182,160
WSFS Financial Corp.	9,700	486,940

		7,103,009

Tobacco (0.5%)
Alliance One International, Inc.*	324,500	1,320,715
Universal Corp.	18,000	921,960

		2,242,675

Trading Companies & Distributors (1.2%)
Applied Industrial Technologies, Inc.	106,750	3,097,885
Electro Rent Corp.	5,300	78,705
Interline Brands, Inc.*	19,790	433,599
Kaman Corp., Class A	30,700	1,130,067
UAP Holding Corp.	24,600	949,560
Watsco, Inc.	8,300	305,108

		5,994,924

Transportation (1.2%)
Genesis Lease Ltd. ADR — IE	46,300	868,588
GulfMark Offshore, Inc.*	70,200	3,284,658
Knightsbridge Tankers Ltd.	19,200	463,680
SEACOR Holdings, Inc.*	11,200	1,038,688
Teekay Tankers Ltd., Class A*	19,830	436,260

		6,091,874

Water Utility (0.1%)
American States Water Co.	8,300	312,744

Wireless Telecommunication Services (0.4%)
Centennial Communications*	23,200	215,528
Syniverse Holdings, Inc.*	108,950	1,697,441
U.S.A. Mobility, Inc.	6,700	95,810

		2,008,779

Total Common Stocks		475,464,784

U.S. Treasury Note (0.2%)
U.S. Treasury Notes, 4.63%, 11/30/08 (b)	$710,000	718,709

Warrants* (0.0%)
Health Care Providers & Services (0.0%)
Hythiam, Inc., 0.00%, expiring 07/13/13	19,000	0

18 Annual Report 2007

	Shares or
	Principal Amount	Value

Health Care Providers & Services (continued)
Mutual Funds (2.7%) Shares Value

Money Market Fund (2.7%)
AIM Liquid Assets Portfolio	13,437,908	$13,437,908

Total Investments (Cost $499,933,814) (a) — 99.9%		489,621,401
		673,460
Other assets in excess of liabilities — 0.1%
		$ 490,294,861
NET ASSETS — 100.0%

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	All or part of the security was held as collateral for futures.

ADR	American Depositary Receipt

IE	Ireland

At December 31, 2007, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of	Long		Covered by	Appreciation
Contracts	Contracts	Expiration	Contracts	(Depreciation)

28	Russell 2000 Futures	03/31/08	$10,810,800	$(16,183)

See accompanying notes to financial statements.

2007 Annual Report 19

Statement of Assets and Liabilities
December 31, 2007

Nationwide
Multi-Manager
NVIT Small Cap
Value Fund

Assets:
Investments, at value (cost $499,933,814)	$489,621,401
Interest and dividends receivable	1,551,649
Receivable for capital shares issued	778,245
Receivable for investments sold	2,843,649
Prepaid expenses and other assets	1,259

Total Assets	494,796,203

Liabilities:
Payable to custodian	1,529,120
Payable for variation margin on futures contracts	15,400
Payable for investments purchased	1,727,709
Payable for capital shares redeemed	572,411
Accrued expenses and other payables:
Investment advisory fees	352,285
Fund administration and transfer agent fees	20,453
Distribution fees	8,143
Administrative servicing fees	181,711
Custodian fees	24,052
Compliance program costs	3,112
Other	66,946

Total Liabilities	4,501,342

Net Assets	$490,294,861

Represented by:
Capital	$507,806,674
Accumulated net investment income	948
Accumulated net realized losses from investment and futures transactions	(7,184,165)
Net unrealized depreciation on investments and futures	(10,328,596)

Net Assets	$490,294,861

Net Assets:
Class I Shares	$410,073,252
Class II Shares	37,579,430
Class III Shares	991,682
Class IV Shares	41,650,497

Total	$490,294,861

Shares outstanding (unlimited number of shares authorized):
Class I Shares	41,508,086
Class II Shares	3,848,846
Class III Shares	100,194
Class IV Shares	4,216,233

Total	49,673,359

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.88
Class II Shares	$9.76
Class III Shares	$9.90
Class IV Shares	$9.88

See notes to financial statements.

20 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Nationwide
Multi-Manager
NVIT Small Cap
Value Fund

INVESTMENT INCOME:
Interest income	$30,970
Dividend income	11,040,368

Total Income	11,071,338

Expenses:
Investment advisory fees	5,365,821
Fund administration and transfer agent fees	331,585
Distribution fees Class II Shares	117,587
Administrative servicing fees Class I Shares	886,121
Administrative servicing fees Class II Shares	81,278
Administrative servicing fees Class III Shares	1,902
Administrative servicing fees Class IV Shares	67,916
Custodian fees	102,718
Trustee fees	32,119
Compliance program costs (Note 3)	1,832
Other	164,845

Total expenses before earnings credit	7,153,724
Earnings credit (Note 6)	(22,759)

Net Expenses	7,130,965

Net Investment Income	3,940,373

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	57,930,089
Net realized losses on futures transactions	(508,401)

Net realized gains on investment and futures transactions	57,421,688
Net change in unrealized depreciation on investments and futures	(97,181,623)

Net realized/unrealized losses on investments and futures	(39,759,935)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(35,819,562)

See notes to financial statements.

2007 Annual Report 21

Statements of Changes in Net Assets

	Nationwide Multi-Manager NVIT
	Small Cap Value Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,940,373	$3,272,586
Net realized gains on investment and futures transactions	57,421,688	58,228,530
Net change in unrealized appreciation/depreciation on investments and futures	(97,181,623)	51,964,832

Change in net assets resulting from operations	(35,819,562)	113,465,948

Distributions to shareholders from:
Net investment income:
Class I	(5,625,747)	(2,667,879)
Class II	(422,572)	(111,406)
Class III	(14,321)	(6,969)
Class IV	(571,422)	(239,140)
Net realized gains:
Class I	(61,344,302)	(45,122,447)
Class II	(5,656,029)	(4,149,180)
Class III	(147,730)	(114,595)
Class IV	(6,062,465)	(3,996,332)

Change in net assets from shareholder distributions	(79,844,588)	(56,407,948)

Change in net assets from capital transactions	(90,181,317)	(93,293,728)

Change in net assets	(205,845,467)	(36,235,728)
Net Assets:
Beginning of period	696,140,328	732,376,056

End of period	$490,294,861	$696,140,328

Accumulated net investment income at end of period	$948	$660,819

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$16,216,652	$52,704,544
Dividends reinvested	66,969,844	47,790,278
Cost of shares redeemed	(163,358,248)	(197,256,487)

	(80,171,752)	(96,761,665)

Class II Shares
Proceeds from shares issued	3,476,522	15,325,328
Dividends reinvested	6,078,587	4,260,582
Cost of shares redeemed	(18,288,308)	(11,416,671)

	(8,733,199)	8,169,239

Class III Shares
Proceeds from shares issued	128,284	399,483
Dividends reinvested	162,051	121,563
Cost of shares redeemed (a)	(542,925)	(590,028)

	(252,590)	(68,982)

See notes to financial statements.

22 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Multi-Manager NVIT
	Small Cap Value Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$2,599,055	$2,255,881
Dividends reinvested	6,633,878	4,235,468
Cost of shares redeemed	(10,256,709)	(11,123,669)

	(1,023,776)	(4,632,320)

Change in net assets from capital transactions	$(90,181,317)	$(93,293,728)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,299,008	4,191,846
Reinvested	6,290,854	3,844,135
Redeemed	(13,223,151)	(15,892,924)

	(5,633,289)	(7,856,943)

Class II Shares
Issued	281,574	1,206,090
Reinvested	579,300	345,360
Redeemed	(1,489,109)	(931,854)

	(628,235)	619,596

Class III Shares
Issued	10,000	31,386
Reinvested	15,184	9,768
Redeemed	(44,054)	(47,229)

	(18,870)	(6,075)

Class IV Shares
Issued	224,930	180,181
Reinvested	623,802	340,591
Redeemed	(835,141)	(890,772)

	13,591	(370,000)

Total change in shares	(6,266,803)	(7,613,422)

(a)	Includes redemption fees, if any.

See notes to financial statements.

2007 Annual Report 23

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide Multi-Manager NVIT Small Cap Value Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$7.37	(0.02)	4.21	4.19	–
Year ended December 31, 2004	$11.56	(0.01)	2.01	2.00	– (g)
Year ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)
Year ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)
Year ended December 31, 2007	$12.45	0.10	(0.87)	(0.77)	(0.15)
Class II Shares
Year ended December 31, 2003 (e)	$7.37	(0.04)	4.20	4.16	–
Year ended December 31, 2004	$11.53	(0.03)	1.99	1.96	–
Year ended December 31, 2005	$12.55	(0.02)	0.36	0.34	– (g)
Year ended December 31, 2006	$11.43	0.03	1.91	1.94	(0.03)
Year ended December 31, 2007	$12.34	0.06	(0.87)	(0.81)	(0.12)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)		(000s)	Net Assets (b)

Class I Shares
Year ended December 31, 2003	–	–	$11.56	56.85%		$715,099	1.11%
Year ended December 31, 2004	(0.94)	(0.94)	$12.62	17.30%		$754,412	1.11%
Year ended December 31, 2005	(1.46)	(1.47)	$11.53	3.07%		$634,107	1.12%
Year ended December 31, 2006	(1.00)	(1.06)	$12.45	17.29%		$587,084	1.13%
Year ended December 31, 2007	(1.65)	(1.80)	$9.88	(6.89%	)	$410,073	1.14%
Class II Shares
Year ended December 31, 2003 (e)	–	–	$11.53	56.45%		$18,446	1.36%
Year ended December 31, 2004	(0.94)	(0.94)	$12.55	17.00%		$41,804	1.36%
Year ended December 31, 2005	(1.46)	(1.46)	$11.43	2.78%		$44,096	1.38%
Year ended December 31, 2006	(1.00)	(1.03)	$12.34	17.10%		$55,229	1.38%
Year ended December 31, 2007	(1.65)	(1.77)	$9.76	(7.23%	)	$37,579	1.39%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
	Ratio of	Ratio of	Investment
	Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year ended December 31, 2003	(0.18%)	(f)	(f)	126.29%
Year ended December 31, 2004	(0.09%)	(f)	(f)	132.11%
Year ended December 31, 2005	0.09%	(f)	(f)	188.69%
Year ended December 31, 2006	0.47%	(f)	(f)	115.12%
Year ended December 31, 2007	0.66%	1.14%	0.66%	94.94%
Class II Shares
Year ended December 31, 2003 (e)	(0.41%)	(f)	(f)	126.29%
Year ended December 31, 2004	(0.30%)	(f)	(f)	132.11%
Year ended December 31, 2005	(0.15%)	(f)	(f)	188.69%
Year ended December 31, 2006	0.23%	(f)	(f)	115.12%
Year ended December 31, 2007	0.38%	1.39%	0.38%	94.94%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	There were no fee waivers/reimbursements during the period.
(g)	The amount is less than $0.005 per share.

See accompanying notes to financial statements.

24 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class III Shares
Year ended December 31, 2003 (e)	$7.38	(0.01)	4.20	4.19	–
Year ended December 31, 2004	$11.57	(0.01)	2.02	2.01	– (g)
Year ended December 31, 2005	$12.64	0.03	0.35	0.38	(0.01)
Year ended December 31, 2006	$11.55	0.07	1.92	1.99	(0.06)
Year ended December 31, 2007	$12.48	0.10	(0.88)	(0.78)	(0.15)
Class IV Shares
Period ended December 31, 2003 (h)	$7.49	(0.01)	4.08	4.07	–
Year ended December 31, 2004	$11.56	(0.01)	2.01	2.00	– (g)
Year ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)
Year ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)
Year ended December 31, 2007	$12.45	0.09	(0.86)	(0.77)	(0.15)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a)		(000s)	Net Assets (b)

Class III Shares
Year ended December 31, 2003 (e)	–	–	$11.57	56.78%		$2,568	1.11%
Year ended December 31, 2004	(0.94)	(0.94)	$12.64	17.37%		$2,029	1.11%
Year ended December 31, 2005	(1.46)	(1.47)	$11.55	3.06%		$1,445	1.13%
Year ended December 31, 2006	(1.00)	(1.06)	$12.48	17.37%		$1,485	1.12%
Year ended December 31, 2007	(1.65)	(1.80)	$9.90	(6.92%	)	$992	1.11%
Class IV Shares
Period ended December 31, 2003 (h)	–	–	$11.56	54.34%		$53,826	1.10%
Year ended December 31, 2004	(0.94)	(0.94)	$12.62	17.30%		$58,521	1.11%
Year ended December 31, 2005	(1.46)	(1.47)	$11.53	3.07%		$52,727	1.12%
Year ended December 31, 2006	(1.00)	(1.06)	$12.45	17.40%		$52,343	1.12%
Year ended December 31, 2007	(1.65)	(1.80)	$9.88	(6.92%	)	$41,650	1.10%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
	Ratio of	Ratio of	Investment
	Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class III Shares
Year ended December 31, 2003 (e)	(0.13%)	(f)	(f)	126.29%
Year ended December 31, 2004	(0.09%)	(f)	(f)	132.11%
Year ended December 31, 2005	0.08%	(f)	(f)	188.69%
Year ended December 31, 2006	0.47%	(f)	(f)	115.12%
Year ended December 31, 2007	0.68%	1.12%	0.69%	94.94%
Class IV Shares
Period ended December 31, 2003 (h)	(0.18%)	(f)	(f)	126.29%
Year ended December 31, 2004	(0.08%)	(f)	(f)	132.11%
Year ended December 31, 2005	0.10%	(f)	(f)	188.69%
Year ended December 31, 2006	0.48%	(f)	(f)	115.12%
Year ended December 31, 2007	0.67%	1.11%	0.67%	94.94%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	There were no fee waivers/reimbursements during the period.
(g)	The amount is less than $0.005 per share.
(h)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

2007 Annual Report 25

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide Multi-Manager NVIT Small Cap Value Fund (the “Fund”) (formerly “GVIT Small Cap Value Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

26 Annual Report 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

2007 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2007

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2007.

(f)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset

28 Annual Report 2007

value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated. Below is a list of the subadvisers to the Fund:

Subadvisers*

- JPMorgan Investment Management, Inc.

- Epoch Investment Partners, Inc.

- Aberdeen Asset Management Inc. (effective October 1, 2007)

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadvisers is as follows for the year ended December 31, 2007:

Total
Fee Schedule	Fees

Up to $200 million	0.90%

$200 million or more	0.85%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $2,883,206 for the year ended December 31, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.” (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, (this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately

2007 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2007

Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc.”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $2,004,556 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such cost amounted to $1,832.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had no contributions to capital due to collection of redemption fees.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $569,212,558 and sales of $731,488,841.

For the year ended December 31, 2007, the Fund had purchases of $1,059,837 of U.S. Government securities.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The

30 Annual Report 2007

interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there

2007 Annual Report 31

Notes to Financial Statements (Continued)
December 31, 2007

is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$29,654,907	$47,970,580	$77,625,487	$2,219,101	$79,844,588

2006	$29,833,197	$26,574,750	$56,407,947	$—	$56,407,947

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$(3,259,800)	$(14,252,013)	$(17,511,813)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net
			Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$503,873,414	$57,965,595	$(72,217,608)	$(14,252,013)

As of December 31, 2007, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October capital losses in the amount of $3,259,800.

32 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Multi-Manager NVIT Small Cap Value Fund (formerly GVIT Small Cap Value Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 33

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 34% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $47,970,580 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

34 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	102	None

2007 Annual Report 35

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

36 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 37

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President-Mutual Fund Strategy of Nationwide Financial Services, Inc. [2] and was Senior Vice President-Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

38 Annual Report 2007

Gartmore NVIT Worldwide Leaders Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-WWL (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Gartmore NVIT Worldwide Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Gartmore NVIT Worldwide Leaders Fund (Class I at NAV) returned 19.90% versus 9.57% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Global Core Funds (consisting of 33 funds as of Dec. 31, 2007) was 9.00% for the same period.

Can you describe the market environment during the reporting period?

The markets exhibited a high degree of volatility during the reporting period; while precipitous falls occurred, new highs also were achieved. In the early part of the reporting period, the episodes between the bouts of market turmoil were characterized by sustained and intensifying mergers-and-acquisitions (M&A) activity and generally strong corporate results. The more recent phase of volatility was triggered by concerns about losses related to the troubled U.S. subprime mortgage market and fears of a credit crunch. As the credit squeeze became entrenched, five central banks, including the U.S. Federal Reserve, acted in unison to inject emergency liquidity into credit markets in December 2007. This initiative was on a greater scale than the moves taken by the Federal Reserve Board to shore up the U.S. economy after the 9/11 attacks.

What areas of investment provided the most positive relative returns for the Fund?

Favorable stock selection enhanced the Fund’s performance. As is customary in a concentrated portfolio with an emphasis on stock selection, sector allocations typically derive from stock-selection decisions. The Fund’s exposure to U.S. consumer-electronics company Apple Inc. contributed the most to performance. Toward the end of the reporting period, shares in Apple touched an intra-day high in a surge driven by expectations for sales of the company’s Mac computers, iPod media players and the newer iPhone. The Fund’s holdings in Japanese video-game maker Nintendo Co., Ltd. also enhanced performance. Nintendo’s net profits within the first half of 2007 up to September more than doubled from a year earlier, driven by strong demand for Nintendo DS portable and Wii video-game consoles. Within Japan, the Wii outsold rival Sony’s PlayStation 3 threefold in 2007, helping the country’s multi-billion-dollar video-game market to achieve its best year ever.

What areas detracted from Fund performance?

The Fund’s exposure to British Airways Plc detracted from performance. The “open skies” deal to liberalize trans-Atlantic traffic combined with security disruptions, the rising cost of fuel and weak transfer demand as passengers sought to avoid the congested Heathrow airport took a toll on the company. In August 2007, British Airways was fined some $540 million by the U.S. and U.K. competition authorities, after the company admitted colluding with Korean Air Lines Co., Ltd. and Virgin Atlantic Airways Ltd. to fix the prices of fuel surcharges.

The Fund’s holding in General Motors (GM) also detracted from performance. Amid a deteriorating economic outlook, U.S.-based GM announced it was cutting scheduled first-quarter production by 11%. Its large sub-prime exposure via its financial-services subsidiary GMAC also weighed on sentiment.

Exposure to French bank Société Générale (SocGen) also had a detrimental impact on performance. SocGen was hit by rumours concerning sub-prime related losses at its Lyxor Asset Management unit.

What is your outlook for the near term?

Growth rates between some of the developed and developing worlds are diverging, with the emerging markets expected to continue driving global growth. Although global growth is showing signs of slowing, global equity markets continue to offer reasonable value and may draw support from further easing of monetary policy by the central banks and from their other initiatives. Rising inflation, however, and especially higher commodity prices, could constrain the ability of central banks to cut interest rates. With the credit squeeze also threatening growth prospects, quality large-capitalization companies that can finance their own growth will remain a compelling source for investment opportunities.

Subadviser:

Gartmore Global Partners

Portfolio Manager:

Neil Rogan

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained. These returns were achieved primarily during favorable market conditions.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Gartmore Global Partners.

2007 Annual Report 5

Gartmore NVIT Worldwide Leaders Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	19.90%	23.17%	8.23%	1.21%

Class III [3]	19.94%	23.16%	8.22%	1.20%

*	As of December 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until Class III shares (May 2, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore NVIT Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Gartmore NVIT Worldwide Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Gartmore NVIT Worldwide			Account Value ($)	Account Value ($)	07/01/07 -	07/01/07 -
Leaders Fund			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class I	Actual		1,000.00	1,067.10	6.98	1.34
	Hypothetical	[b]	1,000.00	1,018.45	6.82	1.34

Class III	Actual		1,000.00	1,067.40	6.57	1.26
	Hypothetical	[b]	1,000.00	1,018.85	6.41	1.26

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Gartmore NVIT Worldwide Leaders Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.0%
Repurchase Agreements	1.1%
Other Investments*	1.5%
Liabilities in excess of other assets**	-1.6%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	10.4%
Computers & Peripherals	8.2%
Aerospace & Defense	6.6%
Wireless Telecommunication Services	6.3%
Software	6.3%
Automobiles	5.8%
Metals & Mining	4.9%
Capital Markets	4.7%
Hotels, Restaurants & Leisure	4.5%
Food & Staples Retailing	4.2%
Other	38.1%

100.0%

Top Holdings***

Apple, Inc.	4.7%
Hess Corp.	4.4%
McDonald’s Corp.	4.5%
Tesco PLC	4.2%
Nintendo Co. Ltd.	4.2%
Vodafone Group PLC	4.0%
ABB Ltd.	3.9%
Rio Tinto PLC	3.8%
Boeing Co.	3.8%
Telefonica SA	3.5%
Other	59.0%

100.0%

Top Countries

United States	36.7%
United Kingdom	14.6%
Hong Kong	9.7%
Switzerland	9.7%
Japan	6.3%
Germany	6.2%
Spain	3.5%
Finland	3.3%
Italy	3.1%
China	3.1%
Other	3.8%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Gartmore NVIT Worldwide Leaders Fund

Common Stocks (99.0%)

	Shares	Value

BRAZIL (2.8%)
Oil, Gas & Consumable Fuels (2.8%)
Petroleo Brasileiro SA ADR, Preferred Shares	15,800	$1,520,276

CHINA (3.1%) (a)
Commercial Bank (3.1%)
China Construction Bank Corp., Class H	1,994,000	1,669,952

FINLAND (3.3%) (a)
Communications Equipment (3.3%)
Nokia OYJ	46,300	1,778,542

GERMANY (6.2%) (a)
Automobiles (2.7%)
Daimler AG	15,370	1,483,013

Machinery (3.5%)
MAN AG	11,320	1,884,693

		3,367,706

HONG KONG (9.7%)
Industrial Conglomerate (3.3%) (a)
Hutchison Whampoa Ltd.	160,000	1,802,563

Real Estate Management & Development (4.1%) (a)
Cheung Kong Holdings Ltd.	46,000	840,449
New World Development Ltd.	405,000	1,418,001

		2,258,450

Wireless Telecommunication Services (2.3%)
China Mobile Ltd. ADR	14,600	1,268,302

		5,329,315

ITALY (3.1%) (a)
Automobiles (3.1%)
Fiat SpA	66,400	1,708,634

JAPAN (6.3%) (a)
Software (4.2%)
Nintendo Co. Ltd.	3,900	2,290,200
Tobacco (2.1%)
Japan Tobacco, Inc.	198	1,170,881

		3,461,081

SPAIN (3.5%) (a)
Diversified Telecommunication Services (3.5%)
Telefonica SA	58,800	1,905,886

SWITZERLAND (9.7%) (a)
Capital Markets (3.0%)
Julius Baer Holding AG	20,000	$1,641,466

Electrical Equipment (3.9%)
ABB Ltd.	73,600	2,122,489

Food Products (2.8%)
Nestle SA	3,390	1,556,999

		5,320,954

UNITED KINGDOM (14.6%) (a)
Food & Staples Retailing (4.2%)
Tesco PLC	242,000	2,301,806

Metals & Mining (4.9%)
BHP Billiton PLC	20,000	609,807
Rio Tinto PLC	19,700	2,073,070

		2,682,877

Specialty Retail (1.5%)(b)
Carphone Warehouse Group PLC	120,000	816,366

Wireless Telecommunication Services (4.0%)
Vodafone Group PLC	587,300	2,204,459

		8,005,508

UNITED STATES (36.7%)
Aerospace & Defense (6.6%)
Boeing Co.	23,530	2,057,933
Lockheed Martin Corp.	14,700	1,547,322

		3,605,255

Capital Markets (1.7%)
Invesco Ltd.	30,550	958,659

Chemicals (2.9%)
Mosaic Co. (The)*	16,700	1,575,478
Computers & Peripherals (8.2%)
Apple, Inc.*	13,000	2,575,040
Hewlett-Packard Co.	37,600	1,898,048

		4,473,088

Energy Equipment & Services (3.1%)
Transocean, Inc.*	11,756	1,682,883

Hotels, Restaurants & Leisure (4.5%)
McDonald’s Corp.	41,400	2,438,874

Oil, Gas & Consumable Fuels (7.6%)
ConocoPhillips	19,700	1,739,510
Hess Corp.	24,300	2,450,898

		4,190,408

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Gartmore NVIT Worldwide Leaders Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Software (2.1%)
Oracle Corp.*	51,700	$1,167,386

		20,092,031

Total Common Stocks		54,159,885

Repurchase Agreements (1.1%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $35,089, collateralized by Government National Mortgage Association with a market value of $35,782	$35,080	35,080
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $309,233, collateralized by U.S. Government Agencies with a market value of $315,344	309,161	309,160
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $270,579, collateralized by U.S. Government Agency Mortgages with a market value of $275,926	270,516	270,516

Total Repurchase Agreements		614,756

Securities Purchased With Collateral For Securities On Loan (1.5%)
Repurchase Agreement (1.5%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $828,219, collateralized by U.S. Government Agency Mortgages with a market value of $844,560	828,000	828,000

Total Securities Purchased With Collateral For Securities On Loan		828,000

Total Investments (Cost $47,808,510) (c) — 101.6%		55,602,641
Liabilities in excess of other assets - (1.6)%		(866,269)

NET ASSETS - 100.0%		$54,736,372

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of December 31, 2007.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

10 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Gartmore NVIT
Worldwide
Leaders Fund

Assets:
Investments, at value (cost $46,365,754)*	$54,159,885
Repurchase agreements, at cost and value	1,442,756

Total Investments	55,602,641

Interest and dividends receivable	68,007
Receivable for capital shares issued	56,459
Reclaims receivable	2,024
Prepaid expenses and other assets	178

Total Assets	55,729,309

Liabilities:
Payable upon return of securities loaned (Note 2)	828,000
Payable for capital shares redeemed	15,926
Accrued expenses and other payables:
Investment advisory fees	140,206
Fund administration and transfer agent fees	4,454
Administrative servicing fees	3,446
Compliance program costs	267
Other	638

Total Liabilities	992,937

Net Assets	$54,736,372

Represented by:
Capital	$41,636,781
Accumulated net investment loss	—
Accumulated net realized gains from investment and foreign currency transactions	5,305,533
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,794,058

Net Assets	$54,736,372

Net Assets:
Class I Shares	$28,659,341
Class III Shares	26,077,031

Total	$54,736,372

Shares outstanding (unlimited number of shares authorized):
Class I Shares	1,509,464
Class III Shares	1,373,668

Total	2,883,132

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$18.99
Class III Shares	$18.98

*	Includes value of securities on loan of $788,626 (Note 2).

See notes to financial statements.

2007 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2007

Gartmore NVIT
Worldwide
Leaders Fund

INVESTMENT INCOME:
Interest income	$46,986
Dividend income	970,173
Income from securities lending (Note 2)	18,100
Foreign tax withholding	(51,987)

Total Income	983,272

Expenses:
Investment advisory fees	583,551
Fund administration and transfer agent fees	42,740
Administrative servicing fees Class I Shares	45,809
Administrative servicing fees Class III Shares	38,787
Custodian fees	13,280
Trustee fees	2,918
Compliance program costs (Note 3)	239
Other	29,025

Total expenses before earnings credit	756,349
Earnings credit (Note 6)	(11)

Net Expenses	756,338

Net Investment Income	226,934

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	9,997,434
Net realized losses on foreign currency transactions	(40,825)

Net realized gains on investment and foreign currency transactions	9,956,609
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	403,955

Net realized/unrealized gains on investments and translation of assets and liabilities denominated in foreign currencies	10,360,564

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,587,498

See notes to financial statements.

12 Annual Report 2007

Statements of Changes in Net Assets

	Gartmore NVIT Worldwide Leaders Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$226,934	$460,141
Net realized gains on investment and foreign currency transactions	9,997,434	7,261,673
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	403,955	3,489,362

Change in net assets resulting from operations	10,587,498	11,211,176

Distributions to shareholders from:
Net investment income:
Class I	(113,059)	(242,111)
Class III	(127,021)	(177,137)

Change in net assets from shareholder distributions	(240,080)	(419,248)

Change in net assets from capital transactions	(8,168,357)	(3,606,433)

Change in net assets	2,179,061	7,185,495
Net Assets:
Beginning of period	52,557,311	45,371,816

End of period	$54,736,372	$52,557,311

Accumulated net investment income at end of period	$—	$4,509

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,129,245	$2,329,880
Dividends reinvested	113,057	242,111
Cost of shares redeemed	(9,090,437)	(8,715,660)

	(5,848,135)	(6,143,669)

Class III Shares
Proceeds from shares issued	16,511,318	9,591,471
Dividends reinvested	127,018	177,137
Cost of shares redeemed (a)	(18,958,558)	(7,231,318)

	(2,320,222)	2,537,236

Change in net assets from capital transactions	$(8,168,357)	$(3,606,433)

See notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets (Continued)

	Gartmore NVIT Worldwide Leaders Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	173,782	163,371
Reinvested	6,225	17,224
Redeemed	(520,030)	(622,054)

	(340,023)	(441,459)

Class III Shares
Issued	963,538	690,316
Reinvested	7,013	12,550
Redeemed	(1,053,775)	(518,388)

	(83,224)	184,478

Total change in shares	(423,247)	(256,981)

(a)	Includes redemption fees, if any.

See notes to financial statements.

14 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Gartmore NVIT Worldwide Leaders Fund

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class I Shares
Year ended December 31, 2003	$6.85	0.01	2.46	2.47
Year ended December 31, 2004	$9.32	0.09	1.37	1.46
Year ended December 31, 2005	$10.78	0.01	2.04	2.05
Year ended December 31, 2006	$12.73	0.13	3.16	3.29
Year ended December 31, 2007	$15.90	0.06	3.10	3.16
Class III Shares
Period ended December 31, 2003 (f)	$6.89	(0.01)	2.44	2.43
Year ended December 31, 2004	$9.32	0.09	1.37	1.46
Year ended December 31, 2005	$10.78	0.01	2.04	2.05
Year ended December 31, 2006	$12.73	0.12	3.16	3.28
Year ended December 31, 2007	$15.89	0.08	3.09	3.17

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios/Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Investment	Total	Value, End	Total	Period	to Average
	Income	Distributions	of Period	Return (a)	(000s)	Net Assets (b)

Class I Shares
Year ended December 31, 2003	–	–	$9.32	36.06%	$27,624	1.32%
Year ended December 31, 2004	–	–	$10.78	15.67%	$28,776	1.25%
Year ended December 31, 2005	(0.10)	(0.10)	$12.73	19.34%	$29,173	1.29%
Year ended December 31, 2006	(0.12)	(0.12)	$15.90	25.88%	$29,403	1.21%
Year ended December 31, 2007	(0.07)	(0.07)	$18.99	19.90%	$28,659	1.30%
Class III Shares
Period ended December 31, 2003 (f)	–	–	$9.32	35.27%	$5,853	1.35%
Year ended December 31, 2004	–	–	$10.78	15.67%	$7,376	1.25%
Year ended December 31, 2005	(0.10)	(0.10)	$12.73	19.34%	$16,198	1.29%
Year ended December 31, 2006	(0.12)	(0.12)	$15.89	25.81%	$23,155	1.20%
Year ended December 31, 2007	(0.08)	(0.08)	$18.98	19.94%	$26,077	1.26%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
				Ratio of Net
	Ratio of		Ratio of	Investment
	Net		Expenses	Income
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average	Portfolio
	Net Assets (b)		Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year ended December 31, 2003	0.30%		(e)	(e)	603.34%
Year ended December 31, 2004	0.95%		(e)	(e)	452.01%
Year ended December 31, 2005	0.18%		(e)	(e)	360.00%
Year ended December 31, 2006	0.96%		(e)	(e)	269.37%
Year ended December 31, 2007	0.33%		1.30%	0.33%	270.07%
Class III Shares
Period ended December 31, 2003 (f)	(0.31%	)	(e)	(e)	603.34%
Year ended December 31, 2004	0.94%		(e)	(e)	452.01%
Year ended December 31, 2005	0.13%		(e)	(e)	360.00%
Year ended December 31, 2006	0.93%		(e)	(e)	269.37%
Year ended December 31, 2007	0.43%		1.26%	0.43%	270.07%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.
(f)	For the period from May 2, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

2007 Annual Report 15

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore NVIT Worldwide Leaders Fund (the “Fund”) (formerly “GVIT Worldwide Leaders Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

16 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value/market value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities, which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the

18 Annual Report 2007

counterparty on the dividend pay date. The collateral for securities sold short, if any, includes the deposits with brokers and securities held long would be shown in the Statement of Investments for the Fund.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of Loaned	Value of
Securities	Collateral

$788,626	$828,000

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, “Gartmore Mutual Fund Capital Trust”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Base Management Fee	Fees

Up to $50 million	0.90%

$50 million or more	0.85%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $320,749 for the year ended December 31, 2007.

The Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI World Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

20 Annual Report 2007

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points or more	+/- 0.10%

The performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.”(“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (Prior to May 1, 2007. this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA.) The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007,BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

For the year ended December 31, 2007, NFS received $161,556 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $239.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $12,731.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $156,080,353 and sales of $164,705,941.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

22 Annual Report 2007

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$240,080	$–	$240,080	$–	$240,080

2006	$419,248	$–	$419,248	$–	$419,248

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$3,363,586	$3,374,794	$6,738,380	$–	$(1,421,169)	$7,782,380	$13,099,591

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$47,820,188	$8,696,297	$(913,844)	$7,782,453

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008, post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $1,421,169

24 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT Worldwide Leaders Fund (formerly Gartmore GVIT Worldwide Leaders Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 25

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 4% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2007, the Fund had $0.01 per share of foreign source income.

26 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	102	None

2007 Annual Report 27

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 29

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President-Mutual Fund Strategy of Nationwide Financial Services, Inc. [2] and was Senior Vice President-Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2007

NVIT Mid Cap Index Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statements of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-WWL (8/07)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

NVIT Mid Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the NVIT Mid Cap Index Fund (Class I at NAV) returned 7.56% versus 7.98% for its benchmark, the Standard & Poor’s MidCap 400 (S&P 400) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Core Funds (consisting of 86 funds as of Dec. 31, 2007) was 4.54% for the same period.

Can you describe the market environment during the reporting period?

U.S. equities ended 2007 in positive territory, despite significant headwinds that included persistent weakness in the housing sector, a deterioration of financial conditions, and escalating fears about the global economic outlook. Equity markets benefited from the strong first half of 2007, which, in most cases, helped to generate positive performance for the year as a whole. Shares of mid-capitalization companies outperformed large- and small-cap stocks for the year, with the S&P 400 Index gaining 7.98% versus the 5.49% returns of the broad-market S&P 500® Index.

Regarding the economy, the focus of the Federal Reserve Board focus shifted from fighting inflation to providing liquidity and reducing short-term interest rates in an effort to shore up the functioning of credit markets and combat economic weakness. During the reporting period, the Federal Reserve lowered the target federal funds rate by 100 basis points, or 1.00%, taking the rate from 5.25% to 4.25%. December data from the U.S. Department of Labor’s Bureau of Labor Statistics indicated that the U.S. unemployment rate rose to 5.00% after holding steady at 4.70% in each of the previous three months. Non-farm payroll employment was essentially unchanged with 18,000 in December. Job declines in manufacturing and construction largely offset job growth in several service-providing industries.

What areas of investment provided the most positive relative returns for the Fund?

Eight of the 10 sectors in the S&P MidCap 400 Index recorded positive returns during the reporting period, led by energy with 41.7%, materials with 27.0% and industrials with 19.7%. The strongest performers among individual stocks held by the Fund were health-care sector company Intuitive Surgical, Inc.; industrials firm AGCO Corp.; energy company Denbury Resources Inc.; information technology firm Cypress Semiconductor Corp.; and consumer discretionary name GameStop Corp.

What areas detracted from Fund performance?

The financials sector, registering -12.7%, and the consumer discretionary sector, with -9.7%, were the weakest performers during the reporting period. Stocks that posted the lowest returns within the Fund’s benchmark index included financials sector companies IndyMac Bancorp, Inc. and Radian Group Inc., and consumer discretionary companies Beazer Homes USA, Inc.; Hovnanian Enterprises Inc., and Coldwater Creek Inc.

What is your outlook for the near term?

In many ways, we expect 2008 to resemble the latter half of 2007. We believe that economic growth will slow somewhat virtually everywhere in the world, but especially in the United States, closely followed by Europe. The U.S. residential housing market remains in a recession and credit markets continue to experience turmoil, but we believe that neither the U.S. nor the global economy will sink into recession. Averting a recession in the United States will require continued export strength, reliance on strong nonfinancial balance sheets and income statements, the avoidance of significant employment layoffs, and an accommodative Fed. The key to our cautiously optimistic outlook is for the U.S. economy to avoid a slump deep enough to dampen long-term earnings expectations, which could end chances for market improvement and undermine the global economy.

In this environment, equities are likely to remain volatile due to the above-normal level of uncertainty and the below-normal level of liquidity. That said, as credit markets regain footing and as investor confidence improves, inexpensive valuations should give way to improved equity market prices, despite disappointing earnings. From a size and style perspective, we believe that large cap, growth-syle companies (particularly those with multinational businesses) will continue to perform well (on a relative basis).

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Debra L. Jelilian and Jeffrey L. Russo, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with BlackRock Investment Management, LLC.

2007 Annual Report 5

NVIT Mid Cap Index Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I	7.56%	15.60%	10.30%	0.50%

Class II [2]	7.37%	15.39%	10.05%	0.66%

Class ID [2]	7.74%	15.67%	10.33%	0.31%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	These returns, until the creation of the Class II (May 6, 2002) and Class ID (May 1, 2006) shares, are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class ID shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund, Standard & Poor’s Midcap 400 Index (S&P Midcap 400)(a) and Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P Midcap 400 is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

NVIT Mid Cap Index Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Mid Cap Index Fund			07/01/07	12/31/07	07/01/07 - 12/31/07[a]	07/01/07 - 12/31/07[a]

Class I	Actual		1,000.00	962.40	2.37	0.48
	Hypothetical	[b]	1,000.00	1,022.79	2.45	0.48

Class II	Actual		1,000.00	961.90	2.72	0.55
	Hypothetical	[b]	1,000.00	1,022.43	2.80	0.55

Class ID	Actual		1,000.00	963.40	1.39	0.28
	Hypothetical	[b]	1,000.00	1,023.79	1.43	0.28

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

NVIT Mid Cap Index Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	91.4%
Repurchase Agreements	9.6%
Other Investments*	6.9%
Liabilities in excess of other assets**	-7.9%

100.0%

Top Holdings***

Intuitive Surgical, Inc.	1.0%
Cameron International Corp.	0.9%
Southwestern Energy Co.	0.8%
Activision, Inc.	0.7%
Hologic, Inc.	0.7%
Harris Corp.	0.7%
Amphenol Corp., Class A	0.7%
FMC Technologies, Inc.	0.6%
Denbury Resources, Inc.	0.6%
Joy Global, Inc	0.6%
Other	92.7%

100.0%

Top Industries***

Oil, Gas & Consumable Fuels	6.3%
Machinery	4.8%
Health Care Equipment & Supplies	4.4%
Real Estate Investment Trusts (REITs)	4.4%
Specialty Retail	3.7%
Insurance	3.7%
Multi-Utilities	3.3%
Chemicals	3.3%
Commercial Services & Supplies	3.1%
Energy Equipment & Services	2.9%
Other	60.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

NVIT Mid Cap Index Fund

Common Stocks (91.4%)

	Shares	Value

Aerospace & Defense (0.9%)
Alliant Techsystems, Inc.*	36,600	$4,163,616
BE Aerospace, Inc.*	102,376	5,415,690
DRS Technologies, Inc.	44,500	2,415,015

		11,994,321

Airlines (0.2%)
AirTran Holdings, Inc.*(a)	92,900	665,164
Alaska Air Group, Inc.*	44,200	1,105,442
JetBlue Airways Corp.*(a)	203,100	1,198,290

		2,968,896

Auto Components (0.9%)
ArvinMeritor, Inc.	80,725	946,904
BorgWarner, Inc.	127,800	6,186,798
Gentex Corp. (a)	154,600	2,747,242
Lear Corp.*	82,440	2,280,291
Modine Manufacturing Co. (a)	33,000	544,830

		12,706,065

Automobiles (0.5%)
Avis Budget Group, Inc.*	114,840	1,492,920
Oshkosh Truck Corp.	79,700	3,766,622
Thor Industries, Inc. (a)	38,400	1,459,584

		6,719,126

Beverages (0.4%)
Hansen Natural Corp.*	66,100	2,927,569
PepsiAmericas, Inc.	63,100	2,102,492

		5,030,061

Biotechnology (0.8%)
Cephalon, Inc.*	73,900	5,303,064
PDL Biopharma, Inc.*	129,800	2,274,096
Vertex Pharmaceuticals, Inc.*	142,690	3,314,689

		10,891,849

Building Products (0.5%) (a)
Martin Marietta Materials, Inc.	46,080	6,110,208

Capital Markets (1.0%)
Jefferies Group, Inc.	119,100	2,745,255
Raymond James Financial, Inc.	101,625	3,319,072
SEI Investments Co.	135,800	4,368,686
Waddell & Reed Financial, Inc., Class A	93,400	3,370,806

		13,803,819

Chemicals (3.3%)
Airgas, Inc.	90,400	4,710,744
Albemarle Corp.	88,000	3,630,000
C.F. Industries Holdings, Inc.	52,850	5,816,671
Cabot Corp.	71,000	2,367,140
Chemtura Corp.	257,100	2,005,380
Cytec Industries, Inc.	46,500	2,863,470
Ferro Corp.	47,100	976,383
FMC Corp.	81,700	4,456,735
Lubrizol Corp.	76,400	4,137,824
Minerals Technologies, Inc.	22,500	1,506,375
Olin Corp.	81,300	1,571,529
Scotts Miracle-Gro Co. (The)	47,800	1,788,676
Sensient Technologies Corp.	49,200	1,391,376
Terra Industries, Inc.*	102,280	4,884,893
Valspar Corp.	106,100	2,391,494

		44,498,690

Commercial Banks (2.1%)
Associated Banc Corp.	136,315	3,692,773
Bank of Hawaii Corp.	52,100	2,664,394
Cathay General Bancorp, Inc. (a)	50,800	1,345,692
City National Corp.	44,700	2,661,885
Colonial BancGroup, Inc. (The) (a)	174,100	2,357,314
Cullen/ Frost Bankers, Inc.	64,660	3,275,676
First Community Bancorp, Inc.	29,950	1,235,138
FirstMerit Corp. (a)	89,300	1,786,893
SVB Financial Group*(a)	38,100	1,920,240
TCF Financial Corp.	122,600	2,198,218
Webster Financial Corp.	61,500	1,966,155
WestAmerica Bancorp (a)	33,300	1,483,515
Wilmington Trust Corp.	72,500	2,552,000

		29,139,893

Commercial Services & Supplies (3.1%)
Brink’s Co. (The)	52,500	3,136,350
ChoicePoint, Inc.*	80,833	2,943,938
Copart, Inc.*	75,500	3,212,525
Corporate Executive Board Co.	40,300	2,422,030
Deluxe Corp.	55,100	1,812,239
Dun & Bradstreet Corp.	64,400	5,707,772
Herman Miller, Inc.	67,400	2,183,086
Kelly Services, Inc., Class A	22,000	410,520
Korn/ Ferry International*	50,300	946,646
Manpower, Inc.	89,500	5,092,550
Mine Safety Appliances Co. (a)	30,400	1,576,848
Navigant Consulting, Inc.*(a)	45,680	624,446
Republic Services, Inc.	177,150	5,553,652
Rollins, Inc. (a)	42,050	807,360
Stericycle, Inc.*	95,800	5,690,520

		42,120,482

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Communications Equipment (2.4%)
3Com Corp.*	422,000	$1,907,440
ADC Telecommunications, Inc.*	130,654	2,031,670
ADTRAN, Inc. (a)	66,500	1,421,770
Avocent Corp.*(a)	53,400	1,244,754
CommScope, Inc.*	73,255	3,604,881
Dycom Industries, Inc.*(a)	42,500	1,132,625
F5 Networks, Inc.*	93,700	2,672,324
Foundry Networks, Inc.*	165,800	2,904,816
Harris Corp.	150,900	9,458,412
NeuStar, Inc.*	85,060	2,439,521
Plantronics, Inc.	53,900	1,401,400
Polycom, Inc.*(a)	101,500	2,819,670

		33,039,283

Computers & Peripherals (1.3%)
Diebold, Inc.	73,400	2,127,132
Imation Corp.	38,500	808,500
Metavante Technology, Inc.*	96,200	2,243,384
NCR Corp.*	199,510	5,007,701
Palm, Inc.(a)	117,000	741,780
Western Digital Corp.*(b)	242,200	7,316,862

		18,245,359

Construction & Engineering (1.6%)
Granite Construction, Inc.	39,550	1,430,919
KBR, Inc.*	186,160	7,223,008
NVR, Inc.*	5,700	2,986,800
Quanta Services, Inc.*	185,380	4,864,371
URS Corp.*	88,300	4,797,339

		21,302,437

Consumer Finance (0.6%)
AmeriCredit Corp.*(a)	126,690	1,620,365
Eaton Vance Corp.	135,800	6,166,678

		7,787,043

Consumer Goods (0.2%)
RPM International, Inc.	128,900	2,616,670

Containers & Packaging (0.6%)
Packaging Corp. of America	104,500	2,946,900
Sonoco Products Co.	106,000	3,464,080
Temple-Inland, Inc.	114,300	2,383,155

		8,794,135

Diversified Consumer Services (2.0%)
Career Education Corp.*	100,500	2,526,570
Corinthian Colleges, Inc.*	95,800	1,475,320
DeVry, Inc.	66,000	3,429,360
Global Payments, Inc.	88,090	4,097,947
ITT Educational Services, Inc.*	32,900	2,805,383
Matthews International Corp., Class A	34,020	1,594,517
Regis Corp.	45,800	1,280,568
Service Corp. International	319,800	4,493,190
Sotheby’s (a)	73,400	2,796,540
Strayer Education, Inc.	16,200	2,763,396

		27,262,791

Diversified Financial Services (0.5%)
Broadridge Financial Solutions, Inc.	150,140	3,367,640
Synovus Financial Corp.*	367,000	3,739,730

		7,107,370

Diversified Telecommunication Services (0.1%)
Cincinnati Bell, Inc.*	257,800	1,224,550

Electric Utilities (1.7%)
DPL, Inc. (a)	127,300	3,774,445
Great Plains Energy, Inc. (a)	97,100	2,846,972
Hawaiian Electric Industries, Inc. (a)	86,600	1,971,882
IDACORP, Inc. (a)	51,300	1,806,786
Northeast Utilities	170,900	5,350,879
Sierra Pacific Resources	257,810	4,377,614
Westar Energy, Inc.	103,500	2,684,790

		22,813,368

Electrical Equipment (1.3%)
Ametek, Inc.	114,950	5,384,258
Hubbell, Inc., Class B	62,300	3,214,680
Roper Industries, Inc.	97,000	6,066,380
Thomas & Betts Corp.*	56,500	2,770,760

		17,436,078

Electronic Equipment & Instruments (2.4%)
Amphenol Corp., Class A	195,900	9,083,883
Arrow Electronics, Inc.*	132,400	5,200,672
Avnet, Inc.*	165,200	5,777,044
Ingram Micro, Inc.*	162,000	2,922,480
Kemet Corp.*(a)	89,300	592,059
National Instruments Corp.	60,050	2,001,467
Tech Data Corp.*	62,100	2,342,412
Vishay Intertechnology, Inc.*	197,150	2,249,481
Zebra Technologies Corp., Class A*	75,600	2,623,320

		32,792,818

10 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (2.9%)
Cameron International Corp.*	240,800	$11,589,704
FMC Technologies, Inc.*	143,242	8,121,818
Grant Prideco, Inc.*	139,600	7,749,196
Helmerich & Payne, Inc.	114,200	4,575,994
Patterson-UTI Energy, Inc.	173,900	3,394,528
Tidewater, Inc. (a)	61,600	3,379,376

		38,810,616

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club, Inc.*	72,200	2,442,526
Ruddick Corp. (a)	38,400	1,331,328

		3,773,854

Food Products (1.1%)
Corn Products International, Inc.	82,670	3,038,123
Hormel Foods Corp.	77,200	3,125,056
J.M. Smucker Co. (The)	63,567	3,269,886
Lancaster Colony Corp.	23,300	925,010
Smithfield Foods, Inc.*	129,490	3,744,851
Tootsie Roll Industries, Inc. (a)	25,902	710,233

		14,813,159

Gaming (0.1%)
Boyd Gaming Corp.	59,100	2,013,537

Gas Utilities (1.4%)
AGL Resources, Inc.	84,600	3,184,344
Energen Corp.	79,800	5,125,554
National Fuel Gas Co.	92,100	4,299,228
Oneok, Inc.	111,620	4,997,227
WGL Holdings, Inc.	56,700	1,857,492

		19,463,845

Health Care Equipment & Supplies (4.4%)
Advanced Medical Optics, Inc.*	67,686	1,660,338
Beckman Coulter, Inc.	69,200	5,037,760
Dentsply International, Inc.	167,400	7,536,348
Edwards Lifesciences Corp.*	62,700	2,883,573
Gen-Probe, Inc.*	57,800	3,637,354
Hillenbrand Industries, Inc.	67,500	3,761,775
Hologic, Inc.*	137,900	9,465,456
Intuitive Surgical, Inc.*	42,000	13,629,000
Kinetic Concepts, Inc.*	60,200	3,224,312
ResMed, Inc.*(a)	85,800	4,507,074
STERIS Corp.	72,300	2,085,132
Ventana Medical Systems, Inc.*	31,770	2,771,297

		60,199,419

Health Care Providers & Services (2.7%)
Apria Healthcare Group, Inc.*	48,600	1,048,302
Community Health Systems, Inc.*	106,400	3,921,904
Health Management Associates, Inc., Class A	268,550	1,605,929
Health Net, Inc.*	121,400	5,863,620
Henry Schein, Inc.*	98,700	6,060,180
Kindred Healthcare, Inc.*(a)	34,790	869,054
LifePoint Hospitals, Inc.*	64,300	1,912,282
Lincare Holdings, Inc.*	90,230	3,172,487
Omnicare, Inc.	134,400	3,065,664
Psychiatric Solutions, Inc.*	60,800	1,976,000
Universal Health Services, Inc., Class B	60,500	3,097,600
VCA Antech, Inc.*	90,500	4,002,815

		36,595,837

Health Care Technology (0.4%)
Cerner Corp.*	71,130	4,011,732
Wellcare Health Plans, Inc.*	46,090	1,954,677

		5,966,409

Hotels, Restaurants & Leisure (1.3%)
Bob Evans Farms, Inc.	36,900	993,717
Brinker International, Inc. (b)	117,740	2,302,994
CBRL Group, Inc.	28,100	910,159
Cheesecake Factory, Inc. (The)*	81,450	1,931,180
Chipotle Mexican Grill, Inc.*	36,220	5,326,875
International Speedway Corp., Class A	34,400	1,416,592
Life Time Fitness, Inc.*(a)	37,260	1,851,077
Ruby Tuesday, Inc.	55,900	545,025
Scientific Games Corp.*(a)	71,800	2,387,350

		17,664,969

Household Durables (1.4%)
American Greetings Corp., Class A (a)(b)	61,600	1,250,480
Blyth, Inc.	25,900	568,246
Church & Dwight Co., Inc.	73,750	3,987,662
Furniture Brands International, Inc. (a)	55,500	558,330
Hovnanian Enterprises, Inc., Class A*(a)	42,800	306,876
M.D.C. Holdings, Inc. (a)	39,800	1,477,774
Mohawk Industries, Inc.*(a)	61,100	4,545,840
Ryland Group, Inc.	48,200	1,327,910
Toll Brothers, Inc.*	140,000	2,808,400
Tupperware Brands Corp.	69,300	2,288,979

		19,120,497

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Products (0.5%)
Energizer Holdings, Inc.*	63,260	$7,093,344

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	65,500	2,425,465
Teleflex, Inc.	42,900	2,703,129

		5,128,594

Insurance (3.7%)
American Financial Group, Inc.	77,850	2,248,308
Arthur J. Gallagher & Co. (a)	106,500	2,576,235
Brown & Brown, Inc.	120,800	2,838,800
Commerce Group, Inc. (a)	49,830	1,792,883
Everest Re Group Ltd.	69,600	6,987,840
Fidelity National Financial, Inc., Class A	241,565	3,529,265
First American Corp.	102,400	3,493,888
Hanover Insurance Group, Inc. (The)	54,800	2,509,840
HCC Insurance Holdings, Inc.	122,550	3,514,734
Horace Mann Educators Corp.	43,400	821,996
Mercury General Corp.	37,000	1,842,970
Old Republic International Corp.	248,937	3,836,119
Protective Life Corp.	74,500	3,055,990
StanCorp Financial Group, Inc.	55,100	2,775,938
Unitrin, Inc.	54,700	2,625,053
W.R. Berkley Corp. (b)	177,650	5,295,747

		49,745,606

Internet & Catalog Retail (0.1%) (a)
Coldwater Creek, Inc.*	61,600	412,104
Net Flix, Inc.*	54,650	1,454,783

		1,866,887

Internet Software & Services (0.3%)
Digital River, Inc.*	44,930	1,485,835
ValueClick, Inc.*	109,700	2,402,430

		3,888,265

IT Services (1.3%)
Acxiom Corp.	73,000	856,290
Alliance Data Systems Corp.*	85,800	6,434,142
CSG Systems International, Inc.*	42,900	631,488
DST Systems, Inc.*	57,500	4,746,625
Gartner, Inc. *	72,600	1,274,856
MoneyGram International, Inc.	92,900	1,427,873
MPS Group, Inc.*	105,000	1,148,700
SRA International, Inc., Class A	44,400	1,307,580

		17,827,554

Leisure Equipment & Products (0.1%) (a)
Callaway Golf Co.	72,200	1,258,446

Life Sciences Tools & Services (2.0%)
Affymetrix, Inc.*(a)	76,800	1,777,152
Charles River Laboratories International, Inc.*	75,500	4,967,900
Covance, Inc.*	70,500	6,106,710
Invitrogen Corp.*	51,430	4,804,076
Pharmaceutical Product Development, Inc.	113,900	4,598,143
Techne Corp.*	41,800	2,760,890
Varian, Inc.*	33,800	2,207,140

		27,222,011

Machinery (4.8%)
AGCO Corp.*	100,800	6,852,384
Crane Co.	53,700	2,303,730
Donaldson Co., Inc.	76,000	3,524,880
Federal Signal Corp.	47,200	529,584
Flowserve Corp.	62,900	6,050,980
Graco, Inc.	71,250	2,654,775
Harsco Corp.	92,500	5,926,475
IDEX Corp.	86,630	3,129,942
Joy Global, Inc.	118,900	7,825,998
Kennametal, Inc.	86,800	3,286,248
Lincoln Electric Holdings, Inc.	45,900	3,267,162
Nordson Corp.	35,400	2,051,784
Pentair, Inc.	110,600	3,849,986
SPX Corp.	58,010	5,966,328
Timken Co.	102,400	3,363,840
Trinity Industries, Inc. (a)	90,100	2,501,176
Wabtec Corp.	54,540	1,878,358

		64,963,630

Manufacturing (0.6%)
Carpenter Technology Corp.	54,680	4,110,296
Hanesbrands, Inc.*	101,400	2,755,038
HNI Corp. (a)	49,400	1,731,964

		8,597,298

Marine (0.2%)
Alexander & Baldwin, Inc.	45,000	2,324,700

Media (1.0%)
Belo Corp., Class A	101,000	1,761,440
Entercom Communications Corp. (a)	32,500	444,925
Getty Images, Inc.*	50,140	1,454,060
Harte-Hanks, Inc.	52,250	903,925

12 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Media (continued)
John Wiley & Sons, Inc.	47,200	$2,021,576
Lamar Advertising Co.	88,400	4,249,388
Lee Enterprises, Inc. (a)	43,400	635,810
Media General, Inc., Class A	26,800	569,500
Scholastic Corp.*	30,800	1,074,612
Valassis Communications, Inc., Class A*(a)	47,400	554,106

		13,669,342

Metals & Mining (2.0%)
Arch Coal, Inc. (a)	157,500	7,076,475
Cleveland-Cliffs, Inc.	46,120	4,648,896
Commercial Metals Co.	128,300	3,765,605
Reliance Steel & Aluminum Co.	70,600	3,826,520
Steel Dynamics, Inc.	106,600	6,350,162
Worthington Industries, Inc.	75,800	1,355,304

		27,022,962

Multi-Utilities (3.3%)
Alliant Energy Corp.	121,700	4,951,973
Aquila, Inc.*	387,500	1,445,375
Black Hills Corp. (a)	42,200	1,861,020
Energy East Corp.	169,990	4,625,428
MDU Resources Group, Inc.	196,650	5,429,506
NSTAR	114,400	4,143,568
OGE Energy Corp.	99,600	3,614,484
PNM Resources, Inc.	82,450	1,768,553
Puget Energy, Inc.	124,900	3,426,007
SCANA Corp.	128,600	5,420,490
Vectren Corp.	80,500	2,335,305
Wisconsin Energy Corp. (b)	129,200	6,293,332

		45,315,041

Multiline Retail (0.5%)
99 Cents Only Stores*	53,100	422,676
Dollar Tree Stores, Inc.*	101,450	2,629,584
Saks, Inc.*	157,600	3,271,776

		6,324,036

Oil, Gas & Consumable Fuels (6.2%)
Bill Barrett Corp.*	35,130	1,470,893
Cimarex Energy Co.	91,090	3,874,058
Denbury Resources, Inc.*	269,000	8,002,750
Encore Acquisition Co.*	58,750	1,960,487
Equitable Resources, Inc.	134,000	7,139,520
Exterran Holdings, Inc.*	72,430	5,924,774
Forest Oil Corp.*	95,970	4,879,115
Frontier Oil Corp.	116,700	4,735,686
Newfield Exploration Co.*	144,200	7,599,340
Overseas Shipholding Group, Inc.	31,930	2,376,550
Pioneer Natural Resources Co.	132,500	6,471,300
Plains Exploration & Production Co.*	124,180	6,705,720
Pride International, Inc.*	183,900	6,234,210
Quicksilver Resources, Inc.*	57,500	3,426,425
Southwestern Energy Co.*	187,600	10,453,072
Superior Energy Services*	88,870	3,058,905

		84,312,805

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp.	114,810	1,570,601

Personal Products (0.3%)
Alberto-Culver Co.	95,470	2,342,834
NBTY, Inc.*	62,050	1,700,170

		4,043,004

Pharmaceuticals (1.4%)
Endo Pharmaceuticals Holdings Inc.*	147,860	3,943,426
Medicis Pharmaceutical Corp., Class A (a)	62,800	1,630,916
Millennium Pharmaceuticals, Inc.*	355,587	5,326,693
Par Pharmaceutical Cos., Inc.*	39,900	957,600
Perrigo Co. (a)	86,400	3,024,864
Sepracor, Inc.*	123,100	3,231,375
Valeant Pharmaceuticals International*	96,800	1,158,696

		19,273,570

Real Estate Investment Trusts (REITs) (4.5%)
AMB Property Corp.	109,870	6,324,117
BRE Properties, Inc.	57,900	2,346,687
Camden Property Trust	62,700	3,019,005
Cousins Properties, Inc. (a)	42,930	948,753
Equity One, Inc. (a)	38,340	882,970
Federal Realty Investment Trust	62,400	5,126,160
Health Care REIT, Inc. (a)	93,700	4,187,453
Highwood Properties, Inc.	59,400	1,745,172
Hospitality Properties Trust	104,540	3,368,279
Liberty Property Trust (a)	101,700	2,929,977
Macerich Co. (The)	79,900	5,677,694
Mack-Cali Realty Corp.	76,310	2,594,540
Nationwide Health Properties, Inc.	102,720	3,225,408
Potlatch Corp.	40,698	1,808,619
Rayonier, Inc.	84,177	3,976,522
Realty Income Corp. (a)	113,900	3,077,578
Regency Centers Corp.	76,800	4,952,832

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
UDR, Inc.	146,000	$2,898,100
Weingarten Realty Investors (a)	81,400	2,559,216

		61,649,082

Real Estate Management & Development (0.8%)
Alexandria Real Estate Equities, Inc.	35,250	3,583,868
Duke Realty Corp.	160,630	4,189,230
Jones Lang LaSalle, Inc.	41,430	2,948,159

		10,721,257

Road & Rail (0.6%)
Con-way, Inc.	51,500	2,139,310
J.B. Hunt Transport Services, Inc.	98,800	2,721,940
Kansas City Southern*	86,200	2,959,246
Werner Enterprises, Inc. (a)	54,350	925,581

		8,746,077

Semiconductors & Semiconductor Equipment (2.5%)
Atmel Corp.*(b)	504,100	2,177,712
Cree, Inc.*(a)	94,100	2,584,927
Cypress Semiconductor Corp.*	175,180	6,311,736
Fairchild Semiconductor International, Inc.*	131,100	1,891,773
Integrated Device Technology, Inc.*	207,130	2,342,640
International Rectifier Corp.*	81,000	2,751,570
Intersil Corp., Class A	145,900	3,571,632
Lam Research Corp.*	148,760	6,430,895
RF Micro Devices, Inc.*(a)	320,500	1,830,055
Semtech Corp.*	72,700	1,128,304
Silicon Laboratories, Inc.*	62,000	2,320,660
TriQuint Semiconductor, Inc.*	146,291	969,909

		34,311,813

Software (2.9%)
ACI Worldwide, Inc.*(a)	41,200	784,448
Activision, Inc.*(b)	320,500	9,518,850
Advent Software, Inc.*(a)	20,400	1,103,640
Cadence Design Systems, Inc.*(b)	298,100	5,070,681
Fair Isaac Corp. (a)	55,720	1,791,398
Jack Henry & Associates, Inc.	88,900	2,163,826
Macrovision Corp.*(a)	61,300	1,123,629
McAfee, Inc.*	175,000	6,562,500
Mentor Graphics Corp.*	93,000	1,002,540
Parametric Technology Corp.*	128,290	2,289,976
Sybase, Inc.*	101,100	2,637,699
Synopsys, Inc.*	159,800	4,143,614
Wind River Systems, Inc.*	77,700	693,861

		38,886,662

Specialty Retail (3.7%)
Advance Auto Parts, Inc.	111,450	4,233,986
Aeropostale, Inc.*	75,250	1,994,125
American Eagle Outfitters, Inc.	235,700	4,895,489
AnnTaylor Stores Corp.*	69,420	1,774,375
Barnes & Noble, Inc.	54,600	1,880,970
Borders Group, Inc. (a)	66,500	708,225
CarMax, Inc.*(a)	237,300	4,686,675
Charming Shoppes*(a)	133,700	723,317
Chico’s FAS, Inc.*	186,800	1,686,804
Collective Brands, Inc.*	74,200	1,290,338
Dick’s Sporting Goods, Inc.*	91,940	2,552,254
Foot Locker, Inc.	166,500	2,274,390
Guess?, Inc.	60,300	2,284,767
O’Reilly Automotive, Inc.*	123,500	4,005,105
Pacific Sunwear of California*	80,200	1,131,622
PetSmart, Inc.	142,900	3,362,437
Rent-A-Center, Inc.*	75,900	1,102,068
Ross Stores, Inc.	151,100	3,863,627
Urban Outfitters, Inc.*	124,400	3,391,144
Williams-Sonoma, Inc.	99,100	2,566,690

		50,408,408

Textiles, Apparel & Luxury Goods (0.4%)
Phillips-Van Heusen Corp.	62,700	2,311,122
Timberland Co., Class A*	51,300	927,504
Warnaco Group, Inc. (The)*	50,420	1,754,616

		4,993,242

Thrifts & Mortgage Finance (1.1%)
Astoria Financial Corp.	93,250	2,169,928
First Niagara Financial Group, Inc.	115,000	1,384,600
IndyMac Bancorp, Inc. (a)	82,700	492,065
New York Community Bancorp, Inc. (a)(b)	356,628	6,269,520
PMI Group, Inc.	89,900	1,193,872
Radian Group, Inc. (a)	90,000	1,051,200
Washington Federal, Inc.	96,889	2,045,327

		14,606,512

14 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Tobacco (0.1%)
Universal Corp.	31,100	$1,592,942

Trading Companies & Distributors (0.8%) 138,800 5,610,296
Fastenal Co.	53,500	1,962,380
GATX Corp.	51,600	2,088,252
MSC Industrial Direct Co., Class A	79,500	1,459,620
United Rentals, Inc.*
		11,120,548

Transportation (0.1%)(a) 65,300 1,115,977
YRC Worldwide, Inc.*

Water Utility (0.2%)(a) 148,300 3,143,960
Aqua America, Inc.

Wireless Telecommunication Services (0.5%) 99,800 6,247,480
Telephone & Data Systems, Inc.	17,000	979,200
Telephone & Data Systems, Inc., Special Shares
		7,226,680
		1,244,798,310
Total Common Stocks

Repurchase Agreements (9.6%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $7,506,190, collateralized by Government National Mortgage Association with a market value of $7,654,519	$7,504,431	7,504,431
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $66,151,594, collateralized by U.S. Government Agencies with a market value of $67,458,810	66,136,088	66,136,088
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $57,882,644, collateralized by U.S. Government Agency Mortgages with a market value of $59,026,459	57,869,077	57,869,077
		131,509,596
Total Repurchase Agreements

Securities Purchased With Collateral For Securities On Loan (6.9%)
Repurchase Agreement (6.9%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $93,780,296, collateralized by U.S. Government Agency Mortgages with a market value of $95,630,666	93,755,555	93,755,555
		93,755,555
Total Securities Purchased With Collateral For Securities On Loan

Total Investments (Cost $1,376,374,046) (c) — 107.9%		1,470,063,461
		(108,161,442)
Liabilities in excess of other assets — (7.9)%
		$1,361,902,019
NET ASSETS — 100.0%

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of December 31, 2007.

(b)	All or part of the security was held as collateral for futures as of December 31, 2007.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

At December 31, 2007, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of	Long		Covered By	Appreciation/
Contracts	Contracts	Expiration	Contracts	Depreciation

273	S&P 400 Futures	03/19/08	$118,045,200	$1,174,614

See accompanying notes to financial statements.

2007 Annual Report 15

Statement of Assets and Liabilities
December 31, 2007

NVIT Mid Cap
Index Fund

Assets:
Investments, at value (cost $1,151,108,895)*	$1,244,798,310
Repurchase agreements, at cost and value	225,265,151

Total Investments	1,470,063,461

Interest and dividends receivable	1,418,690
Receivable for capital shares issued	356,763
Receivable for investments sold	5,487,245
Prepaid expenses and other assets	3,330

Total Assets	1,477,329,489

Liabilities:
Payable to custodian	270,924
Payable for variation margin on futures contracts	498,308
Payable for investments purchased	19,085,979
Payable upon return of securities loaned (Note 2)	93,755,555
Payable for capital shares redeemed	1,308,386
Accrued expenses and other payables:
Investment advisory fees	255,930
Fund administration and transfer agent fees	31,085
Distribution fees	4,489
Administrative servicing fees	159,056
Custodian fees	6,820
Compliance program costs	4,949
Other	45,989

Total Liabilities	115,427,470

Net Assets	$1,361,902,019

Represented by:
Capital	$1,206,220,627
Accumulated net investment income	155,667
Accumulated net realized gains from investment and futures transactions	60,661,696
Net unrealized appreciation on investments and futures	94,864,029

Net Assets	$1,361,902,019

Net Assets:
Class I Shares	$479,738,690
Class II Shares	20,694,631
Class ID Shares	861,468,698

Total	$1,361,902,019

Shares outstanding (unlimited number of shares authorized):
Class I Shares	25,014,630
Class II Shares	1,082,970
Class ID Shares	44,918,275

Total	71,015,875

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.18
Class II Shares	$19.11
Class ID Shares	$19.18

*	Includes value of securities on loan of $90,760,239 (Note 2).

See notes to financial statements.

16 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

NVIT Mid Cap
Index Fund

INVESTMENT INCOME:
Interest income	$6,258,794
Dividend income	13,145,329
Income from securities lending (Note 2)	667,388

Total Income	20,071,511

Expenses:
Investment advisory fees	2,635,006
Fund administration and transfer agent fees	572,115
Distribution fees Class II Shares	56,293
Administrative servicing fees Class I Shares	909,420
Administrative servicing fees Class II Shares	16,171
Custodian fees	61,257
Trustee fees	56,050
Compliance program costs (Note 3)	4,603
Other	187,435

Total expenses before earnings credit	4,498,350
Earnings credit (Note 5)	(22,784)

Net Expenses	4,475,566

Net Investment Income	15,595,945

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	73,879,833
Net realized losses on futures transactions	(1,338,890)

Net realized gains on investment and futures transactions	72,540,943
Net change in unrealized depreciation on investments and futures	(36,748,744)

Net realized/unrealized gains on investments and futures	35,792,199

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,388,144

See notes to financial statements.

2007 Annual Report 17

Statements of Changes in Net Assets

	NVIT Mid Cap
	Index Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$15,595,945	$7,664,189
Net realized gains on investment and futures transactions	72,540,943	40,381,779
Net change in unrealized appreciation/depreciation on investments and futures	(36,748,744)	15,570,091

Change in net assets resulting from operations	51,388,144	63,616,059

Distributions to shareholders from:
Net investment income:
Class I	(7,219,213)	(6,407,875)
Class II	(271,599)	(215,877)
Class ID	(9,062,605)	(987,123	)(a)
Net realized gains:
Class I	(15,211,569)	(7,900,961)
Class II	(645,494)	(314,967)
Class ID	(22,577,560)	(431,978	)(a)

Change in net assets from shareholder distributions	(54,988,040)	(16,258,781)

Change in net assets from capital transactions	642,795,615	77,498,024

Change in net assets	639,195,719	124,855,302
Net Assets:
Beginning of period	722,706,300	597,850,998

End of period	$1,361,902,019	$722,706,300

Accumulated net investment income at end of period	$155,667	$53,314

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$51,479,017	$60,983,299
Dividends reinvested	22,430,715	14,308,811
Cost of shares redeemed	(161,265,759)	(141,961,434)

	(87,356,027)	(66,669,324)

Class II Shares
Proceeds from shares issued	4,058,685	7,833,326
Dividends reinvested	917,090	530,844
Cost of shares redeemed	(6,505,171)	(9,757,506)

	(1,529,396)	(1,393,336)

Class ID Shares
Proceeds from shares issued	109,245,283	144,141,583	(a)
Proceeds from in-kind transactions	609,836,722	–
Dividends reinvested	31,640,058	1,419,101	(a)
Cost of shares redeemed	(19,041,025)	–

	731,681,038	145,560,684

Change in net assets from capital transactions	$642,795,615	$77,498,024

See notes to financial statements.

18 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap
	Index Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	2,595,852	3,343,669
Reinvested	1,130,022	816,554
Redeemed	(8,186,352)	(7,882,260)

	(4,460,478)	(3,722,037)

Class II Shares
Issued	205,691	429,627
Reinvested	46,357	30,439
Redeemed	(330,623)	(541,778)

	(78,575)	(81,712)

Class ID Shares
Issued	5,570,823	8,160,118 (a)
Issued from in-kind transactions	30,476,598	–
Reinvested	1,593,559	79,724 (a)
Redeemed	(962,547)	–

	36,678,433	8,239,842

Total change in shares	32,139,380	4,436,093

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

2007 Annual Report 19

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

NVIT Mid Cap Index Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$11.02	0.06	3.75	3.81	(0.06)
Year ended December 31, 2004	$14.77	0.09	2.23	2.32	(0.08)
Year ended December 31, 2005	$16.61	0.16	1.82	1.98	(0.18)
Year ended December 31, 2006	$17.36	0.21	1.48	1.69	(0.21)
Year ended December 31, 2007	$18.59	0.27	1.16	1.43	(0.27)
Class II Shares
Year ended December 31, 2003	$11.00	0.03	3.74	3.77	(0.04)
Year ended December 31, 2004	$14.73	0.07	2.22	2.29	(0.06)
Year ended December 31, 2005	$16.56	0.13	1.81	1.94	(0.15)
Year ended December 31, 2006	$17.30	0.19	1.47	1.66	(0.18)
Year ended December 31, 2007	$18.53	0.23	1.16	1.39	(0.24)
Class ID Shares
Period ended December 31, 2006 (g)	$18.88	0.16	(0.01)	0.15	(0.19)
Year ended December 31, 2007	$18.59	0.28	1.18	1.46	(0.30)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End	Expenses
	Realized	Total	Value, End	Total	of Period	to Average
	Gains	Distributions	of Period	Return (a)	(000s)	Net Assets (b)

Class I Shares
Year ended December 31, 2003	– (e)	(0.06)	$14.77	34.65%	$432,589	0.74%
Year ended December 31, 2004	(0.40)	(0.48)	$16.61	15.73%	$532,474	0.60%
Year ended December 31, 2005	(1.05)	(1.23)	$17.36	12.10%	$576,339	0.55%
Year ended December 31, 2006	(0.25)	(0.46)	$18.59	9.89%	$548,012	0.50%
Year ended December 31, 2007	(0.57)	(0.84)	$19.18	7.56%	$479,739	0.46%
Class II Shares
Year ended December 31, 2003	–(e )	(0.04)	$14.73	34.30%	$8,049	0.98%
Year ended December 31, 2004	(0.40)	(0.46)	$16.56	15.50%	$15,367	0.78%
Year ended December 31, 2005	(1.05)	(1.20)	$17.30	11.90%	$21,512	0.72%
Year ended December 31, 2006	(0.25)	(0.43)	$18.53	9.74%	$21,522	0.66%
Year ended December 31, 2007	(0.57)	(0.81)	$19.11	7.37%	$20,695	0.62%
Class ID Shares
Period ended December 31, 2006 (g)	(0.25)	(0.44)	$18.59	0.94%	$153,172	0.31%
Year ended December 31, 2007	(0.57)	(0.87)	$19.18	7.74%	$861,469	0.29%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
	Ratio of	Ratio of	Investment
	Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year ended December 31, 2003	0.49%	(f)	(f)	11.58%
Year ended December 31, 2004	0.62%	(f)	(f)	15.90%
Year ended December 31, 2005	0.93%	(f)	(f)	19.32%
Year ended December 31, 2006	1.17%	(f)	(f)	13.76%
Year ended December 31, 2007	1.34%	0.47%	1.34%	23.90%
Class II Shares
Year ended December 31, 2003	0.27%	(f)	(f)	11.58%
Year ended December 31, 2004	0.45%	(f)	(f)	15.90%
Year ended December 31, 2005	0.76%	(f)	(f)	19.32%
Year ended December 31, 2006	1.01%	(f)	(f)	13.76%
Year ended December 31, 2007	1.17%	0.62%	1.17%	23.90%
Class ID Shares
Period ended December 31, 2006 (g)	1.38%	(f)	(f)	13.76%
Year ended December 31, 2007	1.28%	0.29%	1.28%	23.90%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The amount is less than $0.005 per share.
(f)	There were no fee waivers/reimbursements during the period.
(g)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

20 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest(“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”), Great West Life & Annuity Insurance Company and First Great West Life & Annuity Insurance Company have purchased shares of the NVIT Mid Cap Index Fund (the “Fund”) (formerly “GVIT Mid Cap Index Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not

22 Annual Report 2007

exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(e)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(f)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of Loaned	Value of
Securities	Collateral

$90,760,239	$93,755,555

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset

24 Annual Report 2007

value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of BlackRock Investment Management, LLC, the Fund’s subadviser (the “subadviser”). The subadviser manages the Fund’s investments and has responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Fee Schedule	Total Fees

$0 up to $1.5 billion	0.22%

$1.5 billion up to $3 billion	0.21%

$3 billion and more	0.20%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $898,300 for the year ended December 31, 2007.

NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.32% until at least May 1, 2008. NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement in a given quarter is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of the year ended December 31, 2007, there were no reimbursements for all share classes of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”)(a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net

2007 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2007

assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC(“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2007, NFS received $1,684,994 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $4,603.

4. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $316,762,664 and sales of $253,956,523.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were

26 Annual Report 2007

required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable,

2007 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2007

returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

9. Other

During the year ended December 31, 2007, the NVIT Mid Cap Index Fund accepted securities eligible for investment by the Fund as consideration for Fund shares issued (“Purchase In-Kind”) to the Nationwide NVIT Investor Destinations Aggressive Fund, Nationwide NVIT Investor Destinations Moderately Aggressive Fund, Nationwide NVIT Investor Destinations Moderate Fund, Nationwide NVIT Investor Destinations Moderately Conservative Fund and Nationwide NVIT Investor Destinations Conservative Fund, pursuant to no-action relief received from the Securities and Exchange Commission. Gartmore Variable Insurance Trust (no-action letter pub. avail. December 29, 2006).

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$18,567,860	$36,420,180	$54,988,040	$–	$54,988,040

2006	$8,035,816	$8,222,965	$16,258,781	$–	$16,258,781

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

2007	$12,252,487	$60,543,143	$72,795,630	$–	$–	$82,885,762	$155,681,392

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

28 Annual Report 2007

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$1,387,177,699	$197,041,250	$(114,155,488)	$82,885,762

2007 Annual Report 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Mid Cap Index Fund (formerly GVIT Mid Cap Index Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

30 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 34% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $36,420,180 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 31

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	102	None

32 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 33

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

34 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President-Mutual Fund Strategy of Nationwide Financial Services, Inc. [2] and was Senior Vice President-Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 35

NVIT Global Technology and Communications Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-EM (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Global Technology and Communications Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Global Technology and Communications Fund (Class I at NAV) returned 20.09% versus 16.94% for its benchmark, the Goldman Sachs Technology Composite Index (GSTI®). For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds (consisting of 57 funds as of Dec. 31, 2007) was 18.10% for the same period.

Can you describe the market environment during the reporting period?

Global technology was one of the market’s stronger sectors during 2007, driven by healthy overall demand, lean inventories and a favorable spending environment (enterprise and consumer). Amid fears of a slowing U.S. economy, investors looked for stocks that were capable of growing their earnings in a less-than-optimal market environment, and many technology stocks met that requirement. In addition, given further weakness in the U.S. dollar, the technology sector benefited, in part, from demand overseas. Similar to the broader market’s performance, the majority of the technology sector’s gains were concentrated in the first nine months of the year. The fourth quarter of 2007 was more challenging because concerns intensified that the financial crisis might drag the U.S. economy into recession.

What areas of investment provided the most positive relative returns for the Fund?

Contributors to the Fund’s performance included WebEx Communications, Inc., a provider of Internet conferencing systems that was bought at an attractive price. U.K.-based Autonomy Corp. plc also contributed to Fund performances. Autonomy’s stock benefited from a strong business cycle for developers of software designed to enhance enterprise efficiency. Fund holding mobile handset/equipment supplier Nokia Corp., based in Finland, gained back market share from its primary rival and released some well-received new products that boosted earnings. Another contributor to Fund performance, DemandTec, Inc., is a provider of consumer demand management (CDM) software. DemandTec’s stock was aided by the increasing popularity of CDM software among retailers as well as the company’s strategic positioning as the provider of one of the most comprehensive CDM solutions.

What areas detracted from Fund performance?

German DRAM chipmaker Qimonda AG was the Fund’s largest detractor. Although we bought Qimonda below book value, this stock sank further due primarily to the industry’s oversupply of DRAM chips. Communications software stock Comverse Technology, Inc. was another Fund detractor to Fund performance. The company continued to grapple with accounting difficulties and negative publicity in connection with stock options backdating. That said, we thought the core businesses were sound and could eventually be spun off as separate entities.

What is your outlook for the near term?

During the fourth quarter of 2007 we adjusted the Fund’s holdings to be more defensive, based on the assumption that economic conditions may worsen during the first half of 2008. On a relative basis, we believe the global technology sector can outperform as inventory levels remain lean and demand trends are reasonable. We have positioned the Fund defensively, with an emphasis on larger companies with good earnings visibility.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Manager:

Robert V. Tango, Jr.

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

High double-digit returns are unusual and cannot be sustained. These returns were achieved primarily during favorable market conditions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

Products of companies in which technology funds invest may be subject to severe competition and rapid obsolescence.

Goldman Sachs (GS) Technology Composite Index (GSTI®): An unmanaged, modified, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc.

2007 Annual Report 5

Nationwide NVIT Global Technology and Communications Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I	20.09%	16.55%	-8.14%	1.15%

Class II [3]	20.00%	16.35%	-8.29%	1.39%

Class III [3]	20.19%	16.54%	-8.04%	1.14%

Class VI [3]	19.91%	16.46%	-8.18%	1.24%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on June 30, 2000.

[3]	These returns, until the creation of the Class II shares (March 28, 2003), Class III shares (May 2, 2002) and Class VI shares (April 28, 2004), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Global Technology and Communications Fund, Goldman Sachs Technology Composite Index (GSTI)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	GSTI is an unmanaged, modified, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide NVIT Global Technology and Communications Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
Nationwide NVIT Global			Beginning	Ending	During Period($)	During Period(%)
Technology and			Account Value($)	Account Value($)	07/01/07-	07/01/07-
Communications Fund			07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class I	Actual		1,000.00	1,057.60	6.33	1.22
Class I	Hypothetical	(b)	1,000.00	1,019.06	6.21	1.22

Class II	Actual		1,000.00	1,055.90	7.36	1.42
Class II	Hypothetical	(b)	1,000.00	1,018.05	7.22	1.42

Class III	Actual		1,000.00	1,057.10	5.81	1.12
Class III	Hypothetical	(b)	1,000.00	1,019.56	5.70	1.12

Class VI	Actual		1,000.00	1,055.70	6.53	1.26
Class VI	Hypothetical	(b)	1,000.00	1,018.85	6.41	1.26

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Nationwide NVIT Global Technology and Communication Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	91.6%
Repurchase Agreements	9.1%
Other Investments*	0.4%
Liabilities in excess of other assets**	-1.1%

100.0%

Top Industries

Computers & Peripherals	17.7%
Communications Equipment	14.7%
Semiconductors & Semiconductor Equipment	14.7%
Software	14.4%
Internet Software & Services	12.9%
Internet & Catalog Retail	10.0%
Wireless Telecommunication Services	2.6%
Diversified Telecommunication Services	1.6%
Services Companies	1.2%
Electrical Equipment	0.8%
Other	9.4%

100.0%

Top Holdings***

Microsoft Corp.	8.7%
Intel Corp.	8.0%
Apple, Inc.	7.3%
Google, Inc., Class A,	6.5%
Cisco Systems, Inc.	6.3%
QUALCOMM, Inc.	4.0%
SanDisk Corp.	3.4%
Amazon.Com, Inc.	3.1%
Nokia Oyj ADR—FI	3.0%
Hewlett-Packard Co.	2.9%
Other	46.8%

100.0%

Top Countries

United States	84.9%
Canada	2.1%
Hong Kong	1.7%
Taiwan	1.2%
Bermuda	0.8%
Japan	0.7%
China	0.2%
Other	8.4%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Global Technology and Communications Fund

Common Stocks (91.6%)

	Shares	Value

Communications Equipment (14.7%)
Cisco Systems, Inc.*	151,742	$4,107,656
Comverse Technology, Inc.*	38,500	664,125
Juniper Networks, Inc.*	9,690	321,708
Nokia Oyj ADR - FI	50,090	1,922,955
QUALCOMM, Inc.	65,160	2,564,046

		9,580,490

Computers & Peripherals (17.7%)
Apple, Inc.*	23,965	4,746,987
Hewlett-Packard Co.	36,906	1,863,015
High Tech Computer Corp. (a)	26,910	492,917
International Business Machines Corp.	3,032	327,759
Network Appliance, Inc.*	17,984	448,881
Neutral Tandem, Inc.*	48,200	916,764
SanDisk Corp.*	67,150	2,227,366
Sun Microsystems, Inc.*	24,765	448,989

		11,472,678

Diversified Telecommunication Services (1.6%)
American Tower Corp.*	7,810	332,706
AT&T, Inc.	16,300	677,428

		1,010,134

Electrical Equipment (0.8%)
FuelCell Energy, Inc.*	51,020	506,118

Electronic Equipment & Instruments (0.5%) (b)
Aixtron AG ADR - DE*	24,090	337,260

Internet & Catalog Retail (10.0%)
Alibaba.com Ltd.*	308,300	1,093,319
Amazon.Com, Inc.*	21,810	2,020,478
eBay, Inc.*	44,910	1,490,563
GSI Commerce, Inc.*	63,140	1,231,230
priceline.com, Inc.*	5,470	628,284

		6,463,874

Internet Software & Services (12.9%)
Google, Inc., Class A*	6,111	4,225,634
Interwoven, Inc.*	37,620	534,956
Pros Holdings, Inc.*	81,400	1,597,068
Vocus, Inc.*	8,797	303,761
Yahoo!, Inc.*	73,360	1,706,354

		8,367,773

IT Services (0.5%)
Cognizant Technology Solutions Corp.*	10,136	344,016

Semiconductors & Semiconductor Equipment (14.7%)
Advanced Analogic Technologies, Inc.*	55,650	627,732
Anadigics, Inc.*	61,670	713,522
Applied Materials, Inc.	33,904	602,135
Elpida Memory, Inc.* (a)	12,530	428,457
Intel Corp.	195,847	5,221,281
LSI Logic Corp.*	117,530	624,084
MediaTek, Inc. (a)	23,650	303,222
NVIDIA Corp.*	9,225	313,834
SiRF Technology Holdings, Inc.*	21,290	535,018
Spreadtrum Communication ADR - CN*	13,240	162,322

		9,531,607

Service Companies (1.2%)
Corrections Corp. of America*	10,500	309,855
Genpact Ltd.*	32,090	488,731

		798,586

Software (14.4%)
Adobe Systems, Inc.*	11,430	488,404
Citrix Systems, Inc.*	19,560	743,475
Microsoft Corp.	158,473	5,641,639
Nuance Communications, Inc.*	38,099	711,689
Oracle Corp.*	38,060	859,395
Quest Software, Inc.*	24,800	457,312
THQ, Inc.*	17,040	480,358

		9,382,272

Wireless Telecommunication Services (2.6%)
Crown Castle International Corp.*	7,792	324,147
Research In Motion Ltd.*	11,980	1,358,532

		1,682,679

Total Common Stocks		59,477,487

Repurchase Agreements (9.1%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $338,736, collateralized by Government National Mortgage Association with a market value of $345,429	$338,656	338,656

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Global Technology and Communications Fund (Continued)

Repurchase Agreements (continued)

	Principal
	Amount	Value

Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $2,985,257, collateralized by U.S. Government Agencies with a market value of $3,044,248	$2,984,557	$2,984,557
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $2,612,100, collateralized by U.S. Government Agency Mortgages with a market value of $2,663,717	2,611,488	2,611,488

Total Repurchase Agreements		5,934,701

Securities Purchased with Collateral For Securities On
Loan (0.4%)
Repurchase Agreement (0.4%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $256,142, collateralized by U.S. Government Agency Mortgages with a market value of $261,196	256,075	256,075

Total Securities Purchased with Collateral For Securities On Loan		256,075

Total Investments (Cost $66,000,017) (c) — 101.1%		65,668,263
Liabilities in excess of other assets — (1.1)%		(738,830)

NET ASSETS — 100.0%		$64,929,433

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of December 31, 2007.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

CN	China

DE	Germany

FI	Finland

See accompanying notes to financial statements

10 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Global Technology
and Communications
Fund

Assets:
Investments, at value (cost $59,809,241)*	$59,477,487
Repurchase agreements, at cost and value	6,190,776

Total Investments	65,668,263

Foreign currencies, at value (cost $283,210)	282,287
Interest and dividends receivable	20,829
Receivable for capital shares issued	37,845
Prepaid expenses and other assets	203

Total Assets	66,009,427

Liabilities:
Payable to custodian	459,527
Payable upon return of securities loaned (Note 2)	256,075
Payable for capital shares redeemed	197,465
Accrued expenses and other payables:
Investment advisory fees	152,786
Fund administration and transfer agent fees	124
Distribution fees	3,695
Administrative servicing fees	5,200
Custodian fees	863
Compliance program costs	280
Other	3,979

Total Liabilities	1,079,994

Net Assets	$64,929,433

Represented by:
Capital	$61,785,941
Accumulated net investment loss	(1)
Accumulated net realized gains from investment and foreign currency transactions	3,476,170
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(332,677)

Net Assets	$64,929,433

Net Assets:
Class I Shares	$17,136,885
Class II Shares	1,534,524
Class III Shares	30,289,783
Class VI Shares	15,968,241

Total	$64,929,433

Shares outstanding (unlimited number of shares authorized):
Class I Shares	3,336,739
Class II Shares	301,157
Class III Shares	5,847,682
Class VI Shares	3,117,885

Total	12,603,463

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):
Class I Shares	$5.14
Class II Shares	$5.10
Class III Shares	$5.18
Class VI Shares	$5.12

*	Includes value of securities on loan of $243,054 (Note 2).

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Global Technology
and Communications
Fund

INVESTMENT INCOME:
Interest income	$76,340
Dividend income	220,806
Income from securities lending (Note 2)	25,778
Foreign tax withholding	(1,118)

Total Income	321,806

Expenses:
Investment advisory fees	495,593
Fund administration and transfer agent fees	27,846
Distribution fees Class II Shares	3,736
Distribution fees Class VI Shares	25,321
Administrative servicing fees Class I Shares	27,972
Administrative servicing fees Class II Shares	2,165
Administrative servicing fees Class III Shares	33,526
Custodian fees	6,568
Trustee fees	2,697
Compliance program costs (Note 3)	226
Other	20,424

Total expenses before earnings credit	646,074
Earnings credit (Note 6)	(680)

Net Expenses	645,394

Net Investment Loss	(323,588)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	11,756,843
Net realized losses on foreign currency transactions	(42,134)

Net realized gains on investment and foreign currency transactions	11,714,709
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,595,263)

Net realized/unrealized gains on investments and translation of assets and liabilities denominated in foreign currencies	9,119,446

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,795,858

See accompanying notes to financial statements.

12 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide NVIT Global
	Technology and Communications Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(323,588)	$(218,887)
Net realized gains on investment and foreign currency transactions	11,714,709	3,339,802
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,595,263)	1,150,137

Change in net assets resulting from operations	8,795,858	4,271,052

Change in net assets from capital transactions	6,785,323	6,957,378

Change in net assets	15,581,181	11,228,430
Net Assets:
Beginning of period	49,348,252	38,119,822

End of period	$64,929,433	$49,348,252

Accumulated net investment loss at end of period	$(1)	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,500,673	$9,165,165
Cost of shares redeemed	(12,633,002)	(7,978,266)

	(3,132,329)	1,186,899

Class II Shares
Proceeds from shares issued	812	6,473
Cost of shares redeemed	(175,188)	(279,498)

	(174,376)	(273,025)

Class III Shares
Proceeds from shares issued	18,934,383	13,887,206
Cost of shares redeemed (a)	(16,250,246)	(10,758,480)

	2,684,137	3,128,726

Class VI Shares
Proceeds from shares issued	10,618,912	5,689,971
Cost of shares redeemed (a)	(3,211,021)	(2,775,193)

	7,407,891	2,914,778

Change in net assets from capital transactions	$6,785,323	$6,957,378

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Global
	Technology and Communications Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	1,969,797	2,211,282
Redeemed	(2,754,953)	(1,989,020)

	(785,156)	222,262

Class II Shares
Issued	28	1,340
Redeemed	(38,141)	(72,674)

	(38,113)	(71,334)

Class III Shares
Issued	3,841,858	3,453,364
Redeemed	(3,387,605)	(2,694,465)

	454,253	758,899

Class VI Shares
Issued	2,186,267	1,408,404
Redeemed	(712,535)	(690,571)

	1,473,732	717,833

Total change in shares	1,104,716	1,627,660

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

14 Annual Report 2007

Financial Highlights
(Selected data for share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Global Technology and Communications Fund

								Ratios/Supplemental Data
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total				Net Assets	Ratio of
	Value,	Investment	Gains	from	Net Asset			at End of	Expenses
	Beginning	Income	(Losses) on	Investment	Value, End	Total		Period	to Average
	of Period	(Loss)	Investments	Activities	of Period	Return (a)		(000s)	Net Assets (b)

Class I Shares
Year ended December 31, 2003	$2.39	(0.03)	1.35	1.32	$3.71	55.23%		$15,960	1.24%
Year ended December 31, 2004	$3.71	(0.02)	0.18	0.16	$3.87	4.31%		$20,144	1.30%
Year ended December 31, 2005	$3.87	(0.02)	–	(0.02)	$3.85	(0.52%	)	$15,010	1.28%
Year ended December 31, 2006	$3.85	(0.02)	0.45	0.43	$4.28	11.17%		$17,631	1.15%
Year ended December 31, 2007	$4.28	(0.03)	0.89	0.86	$5.14	20.09%		$17,137	1.22%
Class II Shares
Period ended December 31, 2003 (f)	$2.45	(0.01)	1.28	1.27	$3.72	51.84%		$2,128	1.49%
Year ended December 31, 2004	$3.72	(0.05)	0.20	0.15	$3.87	4.03%		$2,409	1.53%
Year ended December 31, 2005	$3.87	(0.04)	0.01	(0.03)	$3.84	(0.78%	)	$1,575	1.53%
Year ended December 31, 2006	$3.84	(0.03)	0.44	0.41	$4.25	10.68%		$1,443	1.39%
Year ended December 31, 2007	$4.25	(0.04)	0.89	0.85	$5.10	20.00%		$1,535	1.44%
Class III Shares
Year ended December 31, 2003	$2.41	(0.02)	1.35	1.33	$3.74	55.19%		$33,398	1.25%
Year ended December 31, 2004	$3.74	(0.04)	0.20	0.16	$3.90	4.28%		$22,656	1.28%
Year ended December 31, 2005	$3.90	(0.02)	–	(0.02)	$3.88	(0.51%	)	$17,975	1.29%
Year ended December 31, 2006	$3.88	(0.02)	0.45	0.43	$4.31	11.08%		$23,256	1.14%
Year ended December 31, 2007	$4.31	(0.03)	0.90	0.87	$5.18	20.19%		$30,290	1.17%
Class VI Shares
Period ended December 31, 2004 (g)	$3.59	(0.01)	0.29	0.28	$3.87	7.80%		$2,693	1.46%
Year ended December 31, 2005	$3.87	(0.02)	(0.01)	(0.03)	$3.84	(0.78%	)	$3,559	1.39%
Year ended December 31, 2006	$3.84	(0.02)	0.45	0.43	$4.27	11.20%		$7,018	1.24%
Year ended December 31, 2007	$4.27	(0.02)	0.87	0.85	$5.12	19.91%		$15,968	1.28%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income (Loss)
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average		Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)		Turnover (d)

Class I Shares
Year ended December 31, 2003	(0.94%)	(e)	(e)		1,045.37%
Year ended December 31, 2004	(0.69%)	(e)	(e)		728.29%
Year ended December 31, 2005	(0.63%)	(e)	(e)		571.34%
Year ended December 31, 2006	(0.55%)	(e)	(e)		352.39%
Year ended December 31, 2007	(0.60%)	1.22%	(0.60%	)	499.51%
Class II Shares
Period ended December 31, 2003 (f)	(1.27%)	(e)	(e)		1,045.37%
Year ended December 31, 2004	(0.98%)	(e)	(e)		728.29%
Year ended December 31, 2005	(0.89%)	(e)	(e)		571.34%
Year ended December 31, 2006	(0.79%)	(e)	(e)		352.39%
Year ended December 31, 2007	(0.83%)	1.44%	(0.83%	)	499.51%
Class III Shares
Year ended December 31, 2003	(1.00%)	(e)	(e)		1,045.37%
Year ended December 31, 2004	(0.73%)	(e)	(e)		728.29%
Year ended December 31, 2005	(0.64%)	(e)	(e)		571.34%
Year ended December 31, 2006	(0.55%)	(e)	(e)		352.39%
Year ended December 31, 2007	(0.57%)	1.17%	(0.57%	)	499.51%
Class VI Shares
Period ended December 31, 2004 (g)	(0.44%)	(e)	(e)		728.29%
Year ended December 31, 2005	(0.73%)	(e)	(e)		571.34%
Year ended December 31, 2006	(0.65%)	(e)	(e)		352.39%
Year ended December 31, 2007	(0.69%)	1.28%	(0.69%	)	499.51%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee waivers/reimbursements during the period.
(f)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.
(g)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes to financial statements.

2007 Annual Report 15

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Global Technology and Communications Fund (the “Fund”) (formerly “Gartmore GVIT Global Technology and Communications Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

16 Annual Report 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time. The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short, if any, includes the deposits with brokers and securities held long would be shown in the Statement of Investments for the Fund.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

18 Annual Report 2007

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of	Value of
Loaned Securities	Collateral

$243,054	$256,075

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. and indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Effective October 1, 2007, Aberdeen Asset Management Inc. (the “subadviser”) became the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule for the year ended December 31, 2007:

Base Management Fee	Fees

$0 up to $500 million	0.88%

$500 million up to $2 billion	0.83%

$2 billion and more	0.78%

The Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the Goldman Sachs Technology Composite Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees

+/-1 percentage point	+/-0.02%

+/-2 percentage points	+/-0.04%

+/-3 percentage points	+/-0.06%

+/-4 percentage points	+/-0.08%

+/-5 percentage points or more	+/-0.10%

The performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

20 Annual Report 2007

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $83,894 for the year ended December 31, 2007.

NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.23% for all classes until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

For the year ended December 31, 2007, there were no cumulative potential reimbursements for all share classes of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”)(a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $115,209 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $226.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $24,340.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $260,442,933 and sales of $256,738,189.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the

22 Annual Report 2007

safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

There were no distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006.

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$4,727,936	$603,800	$5,331,736	$—	$(351,853)	$(1,836,391)	$3,143,492

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$67,503,731	$819,774	$(2,655,242)	$(1,835,468)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October capital losses in the amount of $351,853.

24 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Global Technology and Communications Fund (formerly Gartmore GVIT Global Technology and Communications Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 25

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

26 Annual Report 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 27

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

28 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 29

Nationwide NVIT Global Health Sciences Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-EM (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Global Health Sciences Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Global Health Sciences Fund (Class I at NAV) returned 13.16% versus 8.24% for its benchmark, the Goldman Sachs (GS) Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/ Biotechnology Funds (consisting of 35 funds as of Dec. 31, 2007) was 10.89% for the same period.

Can you describe the market environment during the reporting period?

The health-care sector performed moderately well, finishing ahead of a subdued broader market, which posted a single-digit gain. Of the benchmark’s four major segments, the health-care providers and services group as well as the health-care equipment and supplies group both recorded double-digit returns. On the lower end, the largest benchmark component, pharmaceuticals, finished with a modest single-digit gain, while biotechnology settled for a modest loss. Mergers-and-acquisitions (M&A) activity was one factor driving gains during the first half of the reporting period, with biotechnology and medical diagnostic companies a favorite takeover target of the large drug companies. Growth companies in the mid-capitalization space also performed particularly well.

What areas of investment provided the most positive relative returns for the Fund?

Favorable stock selection in biotechnology was by far the most positive influence on the Fund’s performance. In biotechnology, one standout was Fund holding Pharmion Corp., whose stock price was lifted in August after the company raised its fiscal 2007 revenue outlook, based on solid survival data for Vidaza, a drug designed to treat a type of leukemia. Pharmion’s stock surged again in November after Celgene Corp., another large maker of cancer drugs, made a takeover bid for the company. Another contributor to Fund performance was Masimo Corp., a maker of noninvasive patient monitoring devices, such as pulse oximeters. After Masimo’s initial public offering in August 2007, Masimo’s stock traded higher as the company steadily took market share from its rivals. Biotechnology holding Gilead Sciences, Inc. also returned a hefty gain and contributed to Fund performance growth in their premier HIV drug franchise along with the introduction of a new drug that has solid prospects.

What areas detracted from Fund performance?

The Fund’s largest detractor was XTENT, Inc., a development-stage medical device company focused on customizable drug-eluting stent systems meant to treat coronary artery disease. The company’s stock suffered from investors’ rotation away from higher-risk firms and also from questions about the general efficacy and safety of drug-coated stents. Biopharmaceutical stock MannKind Corp. also detracted from Fund performance.; diminishing commercial prospects for the company’s Technosphere Insulin System hampered its stock growth. Not owning enough of benchmark component Express Scripts, Inc. worked against the Fund as well; the pharmacy benefit manager’s stock more than doubled as earnings accelerated and the company’s valuation rose on the back of new contract wins and improved profitability.

What is your outlook for the near term?

While health-care stocks traditionally have underperformed the market during presidential election years, we think 2008 could be an exception, especially if the U.S. economy slows further and investors avoid other sectors with lesser earnings visibility. The Fund’s portfolio remains tilted toward mid-cap and medical device companies, where we see the best growth potential. On the other hand, we continue to underweight large pharmaceutical companies, which in our view have less-attractive growth prospects.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Manager:

Douglas Burtnick, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

Goldman Sachs (GS) Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc.

2007 Annual Report 5

Nationwide NVIT Global Health Sciences Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I3	13.16%	13.19%	6.21%	1.23%

Class II [3]	12.92%	12.94%	5.96%	1.48%

Class III [3]	13.23%	13.21%	6.24%	1.23%

Class VI [4]	12.98%	13.05%	6.11%	1.47%

*	As of December 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 29, 2000.

[3]	These returns, until the creation of the Class II shares (March 28, 2003), are based on the performance of the Class I shares of the Fund until December 28, 2001 and on the performance of Class III shares of the Fund for the remainder of the period. These returns for Class I shares from December 29, 2001 until May 5, 2002 are based on the performance of Class III shares because no Class I shares were outstanding during that period. These returns until the creation of Class III shares (December 29, 2001) are based on the performance of Class I shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what each class would have produced because all classes of shares invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less than those shown.

[4]	These returns, through April 28, 2004, were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class I shares, from December 29, 2000 to December 28, 2001 and the performance of Class III shares for the remainder of that period. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities. Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class VI shares and are therefore lower than Class I shares. Additionally, Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide NVIT Global Health Sciences Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period($)	During Period(%)
Nationwide NVIT Global			Account Value($)	Account Value($)	07/01/07-	07/01/07-
Health Sciences Fund			07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class I	Actual		1,000.00	1,056.40	6.53	1.26
Class I	Hypothetical	(b)	1,000.00	1,018.85	6.41	1.26

Class II	Actual		1,000.00	1,054.50	7.82	1.51
Class II	Hypothetical	(b)	1,000.00	1,017.59	7.68	1.51

Class III	Actual		1,000.00	1,056.20	6.48	1.25
Class III	Hypothetical	(b)	1,000.00	1,018.90	6.36	1.25

Class VI	Actual		1,000.00	1,055.40	7.56	1.46
Class VI	Hypothetical	(b)	1,000.00	1,017.85	7.43	1.46

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Nationwide NVIT Global Health Sciences Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.9%
Repurchase Agreements	0.5%
Other Investments*	1.7%
Liabilities in excess of other assets**	-1.1%

100.0%

Top Industries

Pharmaceuticals	45.2%
Health Care Equipment & Supplies	18.6%
Health Care Providers & Services	14.9%
Biotechnology	11.4%
Life Sciences Tools & Services	5.1%
Food & Staples Retailing	1.1%
Commercial Services & Supplies	0.9%
Chemicals	0.8%
Electronic Equipment & Instruments	0.6%
Health Care Technology	0.3%
Other	1.1%

100.0%

Top Holdings***

Merck & Co., Inc.	9.0%
Johnson & Johnson	7.0%
Pfizer, Inc.	5.5%
Gilead Sciences, Inc.	4.7%
UnitedHealth Group, Inc.	3.7%
Bristol-Myers Squibb Co.	3.6%
Schering-Plough Corp.	3.4%
Abbott Laboratories	3.1%
Medtronic, Inc.	2.9%
WellPoint, Inc.	2.8%
Other	54.3%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Global Health Sciences Fund

Common Stocks (98.9%)

	Shares	Value

Biotechnology (11.4%)
Amgen, Inc.*	11,790	$547,528
Applera Corp. - Applied Biosystems Group	20,580	698,074
Array BioPharma, Inc.* (a)	28,120	236,770
Biogen, Inc.*	12,780	727,438
Celera Genomics Group*	11,530	182,981
Enzon Pharmaceuticals, Inc.*	19,570	186,502
Genzyme Corp.*	9,010	670,704
Gilead Sciences, Inc.*	59,516	2,738,331
ImClone Systems, Inc.*	4,250	182,750
Omrix Biopharmaceuticals, Inc.*	11,000	382,140

		6,553,218

Chemicals (0.8%)
Sigma-Aldrich Corp.	8,390	458,094

Commercial Services & Supplies (0.9%)
Stericycle, Inc.*	8,620	512,028

Electronic Equipment & Instruments (0.6%)
Mettler-Toledo International, Inc.*	3,350	381,230

Food & Staples Retailing (1.1%)
CVS Caremark Corp.	16,708	664,143

Health Care Equipment & Supplies (18.6%)
Baxter International, Inc.	26,220	1,522,071
Becton, Dickinson & Co.	4,270	356,886
Boston Scientific Corp.*	54,560	634,533
Cardinal Health, Inc.	7,316	422,499
Dentsply International, Inc.	5,780	260,216
Gen-Probe, Inc.*	8,340	524,836
Hologic, Inc.* (a)	8,300	569,712
IDEXX Laboratories, Inc.*	6,640	389,303
Insulet Corp.*	20,400	478,992
Intuitive Surgical, Inc.*	1,030	334,235
Inverness Medical Innovations, Inc.*	6,270	352,249
Kinetic Concepts, Inc.*	3,150	168,714
Masimo Corp.*	13,650	538,492
Medtronic, Inc.	33,560	1,687,061
Nanosphere, Inc.*	15,820	221,322
PerkinElmer, Inc.	13,480	350,750
St. Jude Medical, Inc.*	8,500	345,440
Steris Corp.	6,100	175,924
Stryker Corp.	4,920	367,622
Tomotherapy, Inc.*	13,080	255,845
Xtent, Inc.*	18,880	186,157
Zimmer Holdings, Inc.*	8,520	563,598

		10,706,457

Health Care Providers & Services (14.9%)
Aetna, Inc.	26,800	1,547,164
Amedisys, Inc.*	3,800	184,376
CIGNA Corp.	7,750	416,407
Coventry Health Care, Inc.*	5,360	317,580
Express Scripts, Inc.*	5,150	375,950
Humana, Inc.*	6,160	463,910
McKesson Corp.	5,490	359,650
Medco Health Solutions, Inc.*	4,000	405,600
Quest Diagnostics, Inc.	7,700	407,330
RehabCare Group, Inc.*	12,900	291,024
Skilled Healthcare Group, Inc.*	5,710	83,537
UnitedHealth Group, Inc.	36,150	2,103,930
WellPoint, Inc.*	18,420	1,615,987

		8,572,445

Health Care Technology (0.3%)
TriZetto Group, Inc. (The)*	10,730	186,380

Life Sciences Tools & Services (5.1%)
Bruker Bioscience Corp.*	25,100	333,830
Charles River Laboratories International, Inc.*	7,760	510,608
Covance, Inc.*	5,379	465,929
Illumina, Inc.* (a)	9,280	549,933
Thermo Fisher Scientific, Inc.*	18,340	1,057,851

		2,918,151

Pharmaceuticals (45.2%)
Abbott Laboratories	31,330	1,759,179
Adams Respiratory Therapeutics, Inc.*	5,850	349,479
Allergan, Inc.	8,900	571,736
Amylin Pharmaceuticals, Inc.*	6,060	224,220
Astellas Pharma, Inc.	8,600	373,037
Biomarin Pharmaceutical, Inc.*	7,800	276,120
Bristol-Myers Squibb Co.	77,990	2,068,295
Celgene Corp.*	7,400	341,954
Dyax Corp.* (a)	57,930	212,024
Eli Lilly & Co.	18,400	982,377
Human Genome Sciences, Inc.*	28,300	295,452
Johnson & Johnson	60,338	4,024,545
Merck & Co., Inc.	89,036	5,173,882
Perrigo Co.	16,300	570,663
Pfizer, Inc.	139,392	3,168,380
Schering-Plough Corp.	74,448	1,983,295
Sepracor, Inc.*	8,700	228,375
Teva Pharmaceutical Industries Ltd. ADR - IL	12,850	597,268
United Therapeutics Corp.*	6,800	664,020

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Global Health Sciences Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International*	18,810	$225,156
Viropharma, Inc.*	60,110	477,273
Wyeth	32,865	1,452,304

		26,019,034

Total Common Stocks		56,971,180

Repurchase Agreements (0.5%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $15,604, collateralized by Government National Mortgage Association with a market value of $15,912	$15,601	15,601
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $137,518, collateralized by U.S. Government Agencies with a market value of $140,236	137,486	137,486
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $120,328, collateralized by U.S. Government Agency Mortgages with a market value of $122,706	120,300	120,300

Total Repurchase Agreements		273,387

Repurchase Agreement (1.7%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $971,721, collateralized by U.S. Government Agency Mortgages with a market value of $990,894, 4.75%, 01/02/08	$971,465	971,465

Total Securities Purchased With Collateral For Securities On Loan		971,465

Total Investments (Cost $53,698,459) (b) — 101.1%		58,216,032
Liabilities in excess of other assets — (1.1)%		(640,371)

NET ASSETS — 100.0%		$57,575,661

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of December 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IL	Israel

See accompanying notes to financial statements

10 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Global Health
Sciences Fund

Assets:
Investments, at value (cost $52,453,607)*	$56,971,180
Repurchase agreements, at cost and value	1,244,852

Total Investments	58,216,032

Foreign currencies, at value (cost $245)	233
Interest and dividends receivable	47,061
Receivable for capital shares issued	230,372
Receivable for investments sold	573,095
Prepaid expenses and other assets	141

Total Assets	59,066,934

Liabilities:
Payable for investments purchased	207,524
Payable upon return of securities loaned (Note 2)	971,465
Payable for capital shares redeemed	134,087
Accrued expenses and other payables:
Investment advisory fees	143,225
Fund administration and transfer agent fees	947
Distribution fees	3,772
Administrative servicing fees	15,458
Compliance program costs	288
Other	14,507

Total Liabilities	1,491,273

Net Assets	$57,575,661

Represented by:
Capital	$48,160,940
Accumulated net investment loss	—
Accumulated net realized gains from investment and foreign currency transactions	4,897,160
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,517,561

Net Assets	$57,575,661

Net Assets:
Class I Shares	$6,773,899
Class II Shares	2,177,765
Class III Shares	33,448,195
Class VI Shares	15,175,802

Total	$57,575,661

Shares outstanding (unlimited number of shares authorized):
Class I Shares	575,532
Class II Shares	187,149
Class III Shares	2,835,763
Class VI Shares	1,295,208

Total	4,893,652

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):
Class I Shares	$11.77
Class II Shares	$11.64
Class III Shares	$11.80
Class VI Shares	$11.72

*	Includes value of securities on loan of $940,559 (Note 2).

See notes to financial statements.

2007 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Global Health
Sciences Fund

INVESTMENT INCOME:
Interest income	$19,304
Dividend income	740,815
Income from securities lending (Note 2)	10,066
Foreign tax withholding	(1,672)

Total Income	768,513

Expenses:
Investment advisory fees	526,774
Fund administration and transfer agent fees	31,896
Distribution fees Class II Shares	5,564
Distribution fees Class VI Shares	35,236
Administrative servicing fees Class I Shares	10,733
Administrative servicing fees Class II Shares	3,860
Administrative servicing fees Class III Shares	60,636
Administrative servicing fees Class VI Shares	21,065
Custodian fees	25,688
Trustee fees	2,982
Compliance program costs (Note 3)	156
Other	22,843

Total expenses before earnings credit	747,433
Earnings credit (Note 6)	(123)

Net Expenses	747,310

Net Investment Income	21,203

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	5,304,357
Net realized losses on foreign currency transactions	(15,015)

Net realized gains on investment and foreign currency transactions	5,289,342
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,684,411

Net realized/unrealized gains on investments and translation of assets and liabilities denominated in foreign currencies	6,973,753

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,994,956

See notes to financial statements.

12 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide NVIT
	Global Health Sciences Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$21,203	$90,702
Net realized gains on investment and foreign currency transactions	5,289,342	1,897,224
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,684,411	(544,398)

Change in net assets resulting from operations	6,994,956	1,443,528

Distributions to shareholders from:
Net investment income:
Class I	(4,658)	–
Class II	(246)	–
Class III	(24,482)	–
Class VI	(7,693)	–
Net realized gains:
Class I	(123,391)	–
Class II	(43,771)	–
Class III	(735,324)	–
Class VI	(276,421)	–

Change in net assets from shareholder distributions	(1,215,986)	–

Change in net assets from capital transactions	(7,229,565)	(8,192,346)

Change in net assets	(1,450,595)	(6,748,818)

Net Assets:
Beginning of period	59,026,256	65,775,074

End of period	$57,575,661	$59,026,256

Accumulated net investment loss at end of period	$–	$(167)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,202,691	$5,163,982
Dividends reinvested	128,048	–
Cost of shares redeemed	(2,832,118)	(6,533,200)

	(501,379)	(1,369,218)

Class II Shares
Proceeds from shares issued	564	815
Dividends reinvested	44,017	–
Cost of shares redeemed	(389,632)	(325,807)

	(345,051)	(324,992)

See notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT
	Global Health Sciences Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class III Shares
Proceeds from shares issued	$7,074,484	$9,541,825
Dividends reinvested	759,800	–
Cost of shares redeemed (a)	(15,810,340)	(17,700,833)

	(7,976,056)	(8,159,008)

Class VI Shares
Proceeds from shares issued	4,280,237	4,874,986
Dividends reinvested	284,112	–
Cost of shares redeemed (a)	(2,971,428)	(3,214,114)

	1,592,921	1,660,872

Change in net assets from capital transactions	$(7,229,565)	$(8,192,346)

SHARE TRANSACTIONS:
Class I Shares
Issued	191,750	497,062
Reinvested	11,611	–
Redeemed	(251,913)	(622,036)

	(48,552)	(124,974)

Class II Shares
Issued	– (b)	– (b)
Reinvested	4,041	–
Redeemed	(35,146)	(31,669)

	(31,105)	(31,669)

Class III Shares
Issued	615,862	902,993
Reinvested	68,781	–
Redeemed	(1,412,675)	(1,698,205)

	(728,032)	(795,212)

Class VI Shares
Issued	378,684	465,167
Reinvested	25,867	–
Redeemed	(259,369)	(311,088)

	145,182	154,079

Total change in shares	(662,507)	(797,776)

(a)	Includes redemption fees, if any.

(b)	Amount is less than 1 share.

See notes to financial statements.

14 Annual Report 2007

Financial Highlights
(Selected Data for Share of Capital Stock Outstanding Throughout the Periods Indicated)

Nationwide NVIT Global Health Sciences Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$8.19	(0.02)	3.01	2.99	–
Year ended December 31, 2004	$9.96	(0.03)	0.80	0.77	–
Year ended December 31, 2005	$10.69	(0.03)	0.92	0.89	–
Year ended December 31, 2006	$10.34	0.03	0.25	0.28	–
Year ended December 31, 2007	$10.62	0.01	1.37	1.38	(0.01)
Class II Shares
Period ended December 31, 2003 (f)	$8.72	(0.01)	2.46	2.45	–
Year ended December 31, 2004	$9.95	(0.06)	0.80	0.74	–
Year ended December 31, 2005	$10.65	(0.05)	0.91	0.86	–
Year ended December 31, 2006	$10.27	(0.01)	0.26	0.25	–
Year ended December 31, 2007	$10.52	(0.02)	1.36	1.34	– (g)
Class III Shares
Year ended December 31, 2003	$8.20	(0.03)	3.03	3.00	–
Year ended December 31, 2004	$9.98	(0.03)	0.80	0.77	–
Year ended December 31, 2005	$10.71	(0.02)	0.91	0.89	–
Year ended December 31, 2006	$10.36	0.02	0.26	0.28	–
Year ended December 31, 2007	$10.64	0.01	1.38	1.39	(0.01)
Class VI Shares
Period ended December 31, 2004 (h)	$10.70	(0.02)	0.02	–	–
Year ended December 31, 2005	$10.71	(0.03)	0.90	0.87	–
Year ended December 31, 2006	$10.34	–	0.25	0.25	–
Year ended December 31, 2007	$10.59	(0.01)	1.37	1.36	(0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	Fees	of Period	Return (a)	(000s)	Net Assets (b)

Class I Shares
Year ended December 31, 2003	(1.23)	(1.23)	0.01	$9.96	36.69%	$4,434	1.24%
Year ended December 31, 2004	(0.05)	(0.05)	0.01	$10.69	7.86%	$7,910	1.26%
Year ended December 31, 2005	(1.24)	(1.24)	–	$10.34	8.44%	$7,747	1.26%
Year ended December 31, 2006	–	–	–	$10.62	2.71%	$6,626	1.19%
Year ended December 31, 2007	(0.22)	(0.23)	–	$11.77	13.16%	$6,774	1.20%
Class II Shares
Period ended December 31, 2003 (f)	(1.23)	(1.23)	0.01	$9.95	28.27%	$2,232	1.49%
Year ended December 31, 2004	(0.05)	(0.05)	0.01	$10.65	7.56%	$3,208	1.50%
Year ended December 31, 2005	(1.24)	(1.24)	–	$10.27	8.19%	$2,567	1.51%
Year ended December 31, 2006	–	–	–	$10.52	2.43%	$2,296	1.44%
Year ended December 31, 2007	(0.22)	(0.22)	–	$11.64	12.92%	$2,178	1.46%
Class III Shares
Year ended December 31, 2003	(1.23)	(1.23)	0.01	$9.98	36.77%	$27,026	1.22%
Year ended December 31, 2004	(0.05)	(0.05)	0.01	$10.71	7.84%	$39,723	1.26%
Year ended December 31, 2005	(1.24)	(1.24)	–	$10.36	8.42%	$45,169	1.25%
Year ended December 31, 2006	–	–	–	$10.64	2.70%	$37,921	1.19%
Year ended December 31, 2007	(0.22)	(0.23)	–	$11.80	13.23%	$33,448	1.20%
Class VI Shares
Period ended December 31, 2004 (h)	–	–	0.01	$10.71	0.09%	$4,981	1.35%
Year ended December 31, 2005	(1.24)	(1.24)	–	$10.34	8.23%	$10,292	1.42%
Year ended December 31, 2006	–	–	–	$10.59	2.42%	$12,183	1.43%
Year ended December 31, 2007	(0.22)	(0.23)	–	$11.72	12.98%	$15,176	1.44%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
				Ratio of Net
	Ratio of		Ratio of	Investment
	Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (b)		Net Assets (b)(c)	Net Assets (b)(c)		Turnover (d)

Class I Shares
Year ended December 31, 2003	(0.36%	)	(e)	(e)		542.89%
Year ended December 31, 2004	(0.28%	)	(e)	(e)		424.94%
Year ended December 31, 2005	(0.22%	)	(e)	(e)		366.90%
Year ended December 31, 2006	0.24%		(e)	(e)		243.33%
Year ended December 31, 2007	0.11%		1.20%	0.11%		116.00%
Class II Shares
Period ended December 31, 2003 (f)	(0.59%	)	(e)	(e)		542.89%
Year ended December 31, 2004	(0.54%	)	(e)	(e)		424.94%
Year ended December 31, 2005	(0.47%	)	(e)	(e)		366.90%
Year ended December 31, 2006	(0.05%	)		(e)		243.33%
Year ended December 31, 2007	(0.16%	)	1.46%	(0.16%	)	116.00%
Class III Shares
Year ended December 31, 2003	(0.39%	)	(e)	(e)		542.89%
Year ended December 31, 2004	(0.29%	)	(e)	(e)		424.94%
Year ended December 31, 2005	(0.24%	)	(e)	(e)		366.90%
Year ended December 31, 2006	0.19%		(e)	(e)		243.33%
Year ended December 31, 2007	0.11%		1.20%	0.11%		116.00%
Class VI Shares
Period ended December 31, 2004 (h)	(0.36%	)	(e)	(e)		424.94%
Year ended December 31, 2005	(0.43%	)	(e)	(e)		366.90%
Year ended December 31, 2006	(0.04%	)	(e)	(e)		243.33%
Year ended December 31, 2007	(0.14%	)	1.44%	(0.14%	)	116.00%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.
(f)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.
(g)	The amount is less than $0.005 per share.
(h)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes to financial statements.

2007 Annual Report 15

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Global Health Sciences Fund (the “Fund”) (formerly “Gartmore GVIT Global Health Sciences Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

16 Annual Report 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short, if any, includes the deposits with brokers and securities held long would be shown in the Statement of Investments for the Fund.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only

18 Annual Report 2007

to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of	Value of
Loaned Securities	Collateral

$940,559	$971,465

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. and indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

Fund. Effective October 1, 2007, Aberdeen Asset Management Inc. (the “subadviser”) became the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule for the year ended December 31, 2007:

Base Management Fee	Fees

$0 up to $500 million	0.90%

$500 million up to $2 billion	0.85%

$2 billion and more	0.80%

The Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the Goldman Sachs Healthcare Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points or more	+/- 0.10%

The performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $74,477 for the year ended December 31, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net

20 Annual Report 2007

assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $182,420 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $156.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $14,859.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $67,732,701 and sales of $76,258,752.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

22 Annual Report 2007

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

Distributions paid from
Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$1,136,483	$79,503	$1,215,986	$—	$1,215,986

2006	$—	$—	$—	$—	$—

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$4,057,147	$1,235,386	$5,292,533	$—	$—	$4,122,188	$9,414,721

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$54,093,832	$6,342,045	$(2,219,845)	$4,122,200

24 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Global Health Sciences Fund (formerly Gartmore GVIT Global Health Sciences Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 25

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 60% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $79,503 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

26 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 27

Management Information (Unaudited) (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 29

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2007

NVIT Nationwide Leaders Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-EM (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

NVIT Nationwide Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the NVIT Nationwide Leaders Fund (Class III at NAV) returned 11.56% versus 5.49% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 214 funds as of Dec. 31, 2007) was 6.23% for the same period.

Can you describe the market environment during the reporting period?

After performing well through June, U.S. stocks struggled during the remainder of the year as credit problems stemming from the mortgage market took center stage. While difficulties in this market had been brewing for some time, in the second half of 2007 they began to seriously undermine the earnings of many of Wall Street’s blue-chip financial-services companies. Largely because of the deteriorating environment in the financials sector, fourth-quarter profit projections for S&P 500 companies as a group swung from an 11.5% gain at the beginning of October to a 6.1% drop as of Dec. 31, 2007.(1) Although the Federal Reserve Board began a steady easing of monetary policy in early August, fears of recession worsened significantly during the fourth quarter, hampering equity returns.

What areas of investment provided the most positive relative returns for the Fund?

A substantial underweight position in the troubled financials sector added materially to the Fund’s results. Favorable stock selection and an overweight position in information technology also aided Fund performance, as did our holdings in the telecommunications services sector. The Fund’s top contributor was Occidental Petroleum Corp., which benefited from the strength in crude oil prices. Occidental Petroleum’s policy of limited hedging also helped in an environment of rising crude prices. Another contributor to Fund performance, Canada-based Research In Motion Ltd., maker of the BlackBerry handheld messaging device, saw its earnings growth accelerate during the reporting period due to successful new products and the increasing global adoption of “smartphones.” The share prices of global cellular service provider Vodafone Group PLC and consumer products maker Unilever PLC, two U.K.-based Fund holdings, also advanced smartly; both stocks were aided by inexpensive initial valuations and predictable growth prospects.

What areas detracted from Fund performance?

Unfavorable stock selection and an overweight position in the health-care sector worked against the Fund’s performance, along with ineffective positioning in the utilities sector. Among individual detractors to Fund performance, a sizable Fund position in hard-disk-drive maker Western Digital Corp. proved unsuccessful because of rapid industry-wide production growth and increasing substitution of other storage media. Fund holding drug maker Wyeth encountered problems with new products under development, as well as rising challenges from generic competition, while Fund holding retailer Macy’s, Inc. was hampered by weak consumer spending during the second half of 2007. All three positions have been eliminated from the Fund. In attempting to minimize potential damage from losses, we typically sell any investment whose near-term outlook becomes questionable.

What is your outlook for the near term?

We suspect that the United States is either very close to an economic recession or already in one. That said, the risks in the market are fairly well known, which means these risks may already be factored into stock prices. Moreover, we believe that the Federal Reserve should soon recognize the severity of financial stresses in the capital markets and begin to ease policy aggressively rather than cautiously. Uncertainty is high, but investors should remember that times of high uncertainty often create solid buying opportunities. We remain optimistic that the market’s volatility will create attractive valuation discrepancies that will help us generate above-average returns for our shareholders.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Manager:

Gary D. Haubold, CFA

(1)	news.moneycentral.msn.com (Profit projections for S&P 500 companies slide.) 12/31/07.

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc.

2007 Annual Report 5

NVIT Nationwide Leaders Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I3	11.56%	16.29%	12.30%	1.12%

Class III [4]	11.56%	16.34%	12.32%	1.10%

*	As of December 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 31, 2001.

[3]	These returns until the creation of the Class I shares (May 9, 2002) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class III shares would have produced because all classes of shares invest in the same portfolio of securities.

[4]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the NVIT Nationwide Leaders Fund, Standard & Poor’s 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

NVIT Nationwide Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period($)	During Period(%)
NVIT Nationwide Leaders			Account Value($)	Account Value($)	07/01/07-	07/01/07-
Fund			07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class I	Actual		1,000.00	1,057.70	5.91	1.14
Class I	Hypothetical	(b)	1,000.00	1,019.46	5.80	1.14

Class III	Actual		1,000.00	1,058.40	5.71	1.10
Class III	Hypothetical	(b)	1,000.00	1,019.66	5.60	1.10

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

NVIT Nationwide Leaders Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.8%
Repurchase Agreements	3.6%
Liabilities in excess of other assets	0.6%

100.0%

Top Industries

Wireless Telecommunication Services	15.8%
Media	8.9%
Household Products	7.6%
Diversified Telecommunication Services	7.0%
Oil, Gas & Consumable Fuels	5.1%
Communications Equipment	4.9%
Pharmaceuticals	4.9%
Electric Utility	4.8%
Food Products	4.8%
Manufacturing	4.6%
Other	31.6%

100.0%

Top Holdings*

Research In Motion Ltd.	10.2%
AT&T, Inc.	7.0%
Vodafone Group PLC ADR—GB	5.6%
Occidental Petroleum Corp.	5.1%
Omnicom Group, Inc.	5.0%
Nokia Oyj ADR—FI	4.9%
Pfizer, Inc.	4.9%
Southern Co.	4.8%
Unilever PLC ADR—GB	4.8%
Pactiv Corp.	4.4%
Other	43.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

NVIT Nationwide Leaders Fund

Common Stocks (95.8%)

	Shares	Value

Capital Markets (3.3%)
NYSE Euronext	10,658	$935,453

Commercial Bank (4.0%)
National Bank of Greece S.A. ADR - GR	83,000	1,144,570

Communications Equipment (4.9%)
Nokia Oyj ADR - FI	36,500	1,401,235

Computers & Peripherals (3.2%)
SanDisk Corp.*	27,600	915,492

Containers & Packaging (4.4%)
Pactiv Corp.*	47,300	1,259,599

Diversified Telecommunication Services (7.0%)
AT&T, Inc.	47,700	1,982,412

Electric Utility (4.8%)
Southern Co.	35,600	1,379,500

Food Products (4.8%)
Unilever PLC ADR - GB	36,800	1,377,056

Household Products (7.6%)
Colgate-Palmolive Co.	12,700	990,092
Procter & Gamble Co.	16,200	1,189,404

		2,179,496

Insurance (4.0%)
Aegon NV	64,600	1,132,438

Manufacturing (4.6%)
3M Co.	7,300	615,536
Illinois Tool Works, Inc.	13,000	696,020

		1,311,556

Media (8.9%)
New York Times Co. (The), Class A	63,400	1,111,402
Omnicom Group, Inc.	29,700	1,411,641

		2,523,043

Metals & Mining (4.1%)
Nucor Corp.	19,800	1,172,556

Oil, Gas & Consumable Fuels (5.1%)
Occidental Petroleum Corp.	18,780	1,445,872

Pharmaceutical (4.9%)
Pfizer, Inc.	61,000	1,386,530

Software (4.4%)
Microsoft Corp.	35,100	1,249,560

Wireless Telecommunication Services (15.8%)
Research In Motion Ltd.*	25,500	2,891,700
Vodafone Group PLC ADR - GB	43,000	1,604,760

		4,496,460

Total Common Stocks		27,292,828

Repurchase Agreements (3.6%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $59,165, collateralized by Government National Mortgage Association with a market value of $60,334	$59,152	59,152
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $521,421, collateralized by U.S. Government Agencies with a market value of $531,724	521,298	521,298
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $456,243, collateralized by U.S. Government Agency Mortgages with a market value of $465,259	456,136	456,136

Total Repurchase Agreements		1,036,586

Total Investments (Cost $27,495,565) (a) — 99.4%		28,329,414
Other assets in excess of liabilities — 0.6%		171,395

NET ASSETS — 100.0%		$28,500,809

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

FI	Finland

GB	United Kingdom

GR	Greece

See accompanying notes to financial statements

2007 Annual Report 9

Statement of Assets and Liabilities
December 31, 2007

NVIT Nationwide
Leaders Fund

Assets:
Investments, at value (cost $26,458,979)	$27,292,828
Repurchase agreements, at cost and value	1,036,586

Total Investments	28,329,414

Interest and dividends receivable	38,925
Receivable for capital shares issued	29,745
Receivable for investments sold	1,270,011
Prepaid expenses and other assets	85

Total Assets	29,668,180

Liabilities:
Payable for investments purchased	1,087,861
Payable for capital shares redeemed	1,034
Accrued expenses and other payables:
Investment advisory fees	66,569
Fund administration and transfer agent fees	109
Administrative servicing fees	7,513
Compliance program costs	447
Other	3,838

Total Liabilities	1,167,371

Net Assets	$28,500,809

Represented by:
Capital	$28,249,251
Accumulated net investment loss	–
Accumulated net realized losses from investment transactions	(582,291)
Net unrealized appreciation on investments	833,849

Net Assets	$28,500,809

Net Assets:
Class I Shares	$3,690,142
Class III Shares	24,810,667

Total	$28,500,809

Shares outstanding (unlimited number of shares authorized):
Class I Shares	283,005
Class III Shares	1,898,489

Total	2,181,494

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively.):
Class I Shares	$13.04
Class III Shares	$13.07

See accompanying notes to financial statements.

10 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

NVIT Nationwide
Leaders Fund

INVESTMENT INCOME:
Interest income	$71,813
Dividend income	583,459

Total Income	655,272

Expenses:
Investment advisory fees	258,533
Fund administration and transfer agent fees	18,304
Administrative servicing fees Class I Shares	5,397
Administrative servicing fees Class III Shares	44,489
Custodian fees	3,304
Trustee fees	1,744
Compliance program costs (Note 3)	444
Other	15,398

Total expenses before earnings credit	347,613
Earnings credit (Note 6)	(302)

Net Expenses	347,311

Net Investment Income	307,961

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains on investment transactions	2,103,591
Net change in unrealized appreciation on investments	912,809

Net realized/unrealized gains on investments	3,016,400

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,324,361

See accompanying notes to financial statements.

2007 Annual Report 11

Statements of Changes in Net Assets

	NVIT Nationwide
	Leaders Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$307,961	$156,776
Net realized gains on investment transactions	2,103,591	4,291,531
Net change in unrealized appreciation/depreciation on investments	912,809	(505,637)

Change in net assets resulting from operations	3,324,361	3,942,670

Distributions to shareholders from:
Net investment income:
Class I	(35,302)	(14,150)
Class III	(281,164)	(186,218)
Net realized gains:
Class I	(509,007)	(178,468)
Class III	(3,860,424)	(2,368,591)

Change in net assets from shareholder distributions	(4,685,897)	(2,747,427)

Change in net assets from capital transactions	(4,845,047)	11,744,477

Change in net assets	(6,206,583)	12,939,720
Net Assets:
Beginning of period	34,707,392	21,767,672

End of period	$28,500,809	$34,707,392

Accumulated net investment loss at end of period	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,025,708	$1,716,707
Dividends reinvested	544,308	192,618
Cost of shares redeemed	(1,057,468)	(1,100,195)

	1,512,548	809,130

Class III Shares
Proceeds from shares issued	7,092,888	13,944,033
Dividends reinvested	4,141,583	2,554,807
Cost of shares redeemed (a)	(17,592,066)	(5,563,493)

	(6,357,595)	10,935,347

Change in net assets from capital transactions	$(4,845,047)	$11,744,477

See accompanying notes to financial statements.

12 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide
	Leaders Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	142,143	128,119
Reinvested	40,722	13,989
Redeemed	(76,039)	(82,023)

	106,826	60,085

Class III Shares
Issued	501,585	999,718
Reinvested	308,555	185,065
Redeemed	(1,256,739)	(410,234)

	(446,599)	774,549

Total change in shares	(339,773)	834,634

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 13

Financial Highlights
(Selected Data for Share of Capital Stock Outstanding Throughout the Periods Indicated)

NVIT Nationwide Leaders Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$9.44	0.01	2.37	2.38	(0.02)
Year ended December 31, 2004	$11.81	0.06	2.15	2.21	(0.05)
Year ended December 31, 2005	$13.78	0.15	1.21	1.36	(0.17)
Year ended December 31, 2006	$12.89	0.10	1.96	2.06	(0.12)
Year ended December 31, 2007	$13.74	0.12	1.44	1.56	(0.15)
Class III Shares
Year ended December 31, 2003	$9.44	0.01	2.39	2.40	(0.02)
Year ended December 31, 2004	$11.83	0.06	2.15	2.21	(0.05)
Year ended December 31, 2005	$13.80	0.16	1.20	1.36	(0.17)
Year ended December 31, 2006	$12.91	0.10	1.97	2.07	(0.12)
Year ended December 31, 2007	$13.77	0.15	1.41	1.56	(0.15)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	Fees	of Period	Return	(000s)	Net Assets

Class I Shares
Year ended December 31, 2003	–	(0.02)	0.01	$11.81	25.38%	$530	1.14%
Year ended December 31, 2004	(0.20)	(0.25)	0.01	$13.78	18.79%	$927	1.19%
Year ended December 31, 2005	(2.08)	(2.25)	–	$12.89	10.31%	$1,496	1.16%
Year ended December 31, 2006	(1.09)	(1.21)	–	$13.74	16.05%	$2,421	1.12%
Year ended December 31, 2007	(2.11)	(2.26)	–	$13.04	11.56%	$3,690	1.11%
Class III Shares
Year ended December 31, 2003	–	(0.02)	0.01	$11.83	25.59%	$8,801	1.13%
Year ended December 31, 2004	(0.20)	(0.25)	0.01	$13.80	18.77%	$9,617	1.17%
Year ended December 31, 2005	(2.08)	(2.25)	–	$12.91	10.30%	$20,271	1.16%
Year ended December 31, 2006	(1.09)	(1.21)	–	$13.77	16.12%	$32,286	1.10%
Year ended December 31, 2007	(2.11)	(2.26)	–	$13.07	11.56%	$24,811	1.07%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets	Net Assets (a)	Net Assets (a)	Turnover (b)

Class I Shares
Year ended December 31, 2003	0.05%	(c)	(c)	244.94%
Year ended December 31, 2004	0.55%	(c)	(c)	259.37%
Year ended December 31, 2005	1.18%	(c)	(c)	483.17%
Year ended December 31, 2006	0.55%	(c)	(c)	671.16%
Year ended December 31, 2007	0.94%	1.11%	0.94%	660.60%
Class III Shares
Year ended December 31, 2003	0.16%	(c)	(c)	244.94%
Year ended December 31, 2004	0.48%	(c)	(c)	259.37%
Year ended December 31, 2005	1.26%	(c)	(c)	483.17%
Year ended December 31, 2006	0.63%	(c)	(c)	671.16%
Year ended December 31, 2007	0.96%	1.08%	0.96%	660.60%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	There were no fee reductions during the period.

See accompanying notes to financial statements.

14 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (”NVIT” or the ”Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named ”Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of December 31, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the ”1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (”shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, ”Nationwide”) have purchased shares of the Nationwide NVIT Nationwide Leaders Fund (the ”Fund”) (formerly Gartmore GVIT Nationwide Leaders Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (”GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of ”Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (”Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The ”Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a ”Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining ”Fair Value.” For example, fair value determinations are required for securities whose value is affected by a ”significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a ”subsequent event”). Typically,

2007 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in Foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a ”primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (”futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as ”variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A ”sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A ”purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

16 Annual Report 2007

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short, if any, includes the deposits with brokers and securities held long would be shown in the Statement of Investments for the Fund.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (”trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2007.

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

(h)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These ”book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a ”regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (”NFA” or the ”Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (”GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (”NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. and indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund. Effective October 1, 2007, Aberdeen Asset Management Inc. (the “subadviser”) became the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Base Management Fee	Fees

$0 up to $500 million	0.80%

$500 million up to $2 billion	0.70%

$2 billion and more	0.65%

The Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the S&P 500 Index. This performance fee is intended to

18 Annual Report 2007

reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark. The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points or more	+/- 0.10%

The performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $32,143 for the year ended December 31, 2007.

NFA and the Fund have entered into a written contract (”Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.15% for all classes until at least May 1, 2008. NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of December 31, 2007, there were no cumulative potential reimbursements for all share classes of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (”NFM”) (formerly, Gartmore Investor Services, Inc. (”GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (”NFSDI”)(a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (”GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (”Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $80,563 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the preapproval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $444.

As of December 31, 2007, the adviser or affiliates of the adviser directly held 5% of the shares outstanding of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the ”contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $5,931.

20 Annual Report 2007

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $201,805,696 and sales of $211,544,513.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (”SFAS”) No. 157, ”Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$4,662,239	$4,344	$4,666,583	$19,314	$4,685,897

2006	$2,732,935	$14,492	$2,747,427	$—	$2,747,427

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$(361,377)	$612,935	$251,558

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

22 Annual Report 2007

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$27,716,479	$892,311	$(279,376)	$612,935

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October capital losses in the amount of $361,377.

2007 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Nationwide Leaders Fund (formerly Gartmore GVIT Nationwide Leaders Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

24 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 10% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $4,344 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 25

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

26 Annual Report 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 27

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

28 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 29

Gartmore NVIT Emerging Markets Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-EM (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Gartmore NVIT Emerging Markets Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Gartmore NVIT Emerging Markets Fund (Class I at NAV) returned 45.58% versus 39.78% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 38 funds as of Dec. 31, 2007) was 38.22% for the same period.

Can you describe the market environment during the reporting period?

Emerging markets enjoyed another excellent year in 2007, gaining nearly 40.00% in U.S. dollar-terms and for the fifth consecutive year outperforming global markets, which gained just 9.57%. After a quiet start to the year, emerging markets experienced a brief correction at the end of February 2007 (after a sharp sell-off in Shanghai) before rebounding strongly. The upward momentum continued until August, when emerging markets, in tandem with other global markets, encountered extreme levels of volatility as concerns about the U.S. subprime mortgage market began to affect investor sentiment. Emerging markets were affected by heavy selling in early August but then rallied sharply and continued to steam ahead in September. The concerns affecting global equities in general, however—namely, the outlook for the U.S. economy amid the credit crisis—weighed on emerging markets in the final quarter of 2007. Latin America was the best-performing region overall during the reporting period, rising by 47.00%—the best return the region has generated since 2003. Brazil rose by 75.30%, driven by the energy and materials sectors. The MSCI Asia region also recorded strong gains, rising by 38.00% (also the best return since 2003), buoyed by strong performances from China, which rose by 63.10% and India, which gained 71.20%. The Europe, Middle East and Africa (EMEA) region gained 26.00% during the reporting period, led by strong returns in Turkey, while Russia and South Africa underperformed the regional index. The industrials sector was the best performer, followed by materials, energy and telecommunications. Technology stocks registered negative returns.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, our focus on sectors geared toward domestic demand, such as utilities, telecommunications and consumer discretionary stocks, along with infrastructure-related stocks, added the most value to the Fund’s return. Anhui Conch Cement Co. Ltd. was the top contributor to Fund performance over the period, as a result of China’s construction boom. The bulk-shipping company Pacific Basin Shipping Ltd. also added significant value; the company benefited from booming global trade and rising freight rates. The Indian telecommunications company Bharti Airtel Ltd. contributed strongly to Fund performance as rising living standards boosted demand for Bharti Airtel’s services, leading to rapid increases in subscriber numbers.

What areas detracted from Fund performance?

The Fund held an underweight position in the financials sector, but was still affected by the poor performance of individual stocks such as fund holdings Shin Kong Financial Holding Co., Ltd., Industrial Bank of Korea, and China Life Insurance Co. Ltd. Financial companies in emerging markets were far less exposed to the subprime problems in the United States than their counterparts in developed economies, but were nonetheless affected to some extent by the indiscriminate selling that plagued the sector. Taiwan’s Shin Kong Financial Holding also reported disappointing sales figures, while China Life Insurance declined as the central bank took measures to cool inflation that could affect the institution’s earnings growth. Industrial Bank of Korea was affected by concerns about the impact of the slowdown in U.S. economic growth. The consumer staples sector underperformed, with companies such as Fund holding’s Wal-Mart de México, S.A. de C.V. affected by concerns about the outlook for consumer spending in Mexico, whose economy is closely tied to that of the United States. In terms of individual stocks, The India Cements Ltd., in which the Fund held an off-index position, was the worst performer as the Indian government continued to cap price rises.

What is your outlook for the near term?

We continue to view the outlook for emerging markets as positive. Domestic demand in many emerging economies remains strong and should help to offset slower export demand. Earnings growth is likely to continue at a robust pace—and at much higher levels than in the more mature economies. Furthermore, relatively strong global growth in 2008 should continue to support commodity prices, boosting export earnings. We continue to target companies that we believe can deliver unexpected earnings growth. In particular, we are seeking to gain exposure to two of the main trends driving emerging economies—namely, rising consumer spending and infrastructure development. Furthermore, interest rates are likely to fall in 2008, which should give further impetus to domestic demand.

Subadviser:

Gartmore Global Partners

Portfolio Manager:

Christopher Palmer, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

High double-digit returns are unusual and cannot be sustained. These returns were achieved primarily during favorable market conditions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Gartmore Global Partners.

2007 Annual Report 5

Gartmore NVIT Emerging Markets Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I3	45.58%	39.42%	17.09%	1.33%

Class II [4]	45.19%	39.03%	16.79%	1.58%

Class III [4]	45.55%	39.40%	17.09%	1.33%

Class VI [4]	45.45%	39.24%	16.89%	1.43%

*	As of December 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on August 30, 2000.

[3]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[4]	These returns until the creation of Class II shares (March 4, 2002), Class III shares (May 2, 2002) and Class VI shares (April 28, 2004) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore NVIT Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Gartmore NVIT Emerging Markets Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period($)	During Period(%)
Gartmore NVIT Emerging			Account Value($)	Account Value($)	07/01/07-	07/01/07-
Markets Fund			07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class I	Actual		1,000.00	1,211.70	7.86	1.41
Class I	Hypothetical	(b)	1,000.00	1,018.10	7.17	1.41

Class II	Actual		1,000.00	1,210.00	9.14	1.64
Class II	Hypothetical	(b)	1,000.00	1,016.94	8.34	1.64

Class III	Actual		1,000.00	1,211.30	7.80	1.40
Class III	Hypothetical	(b)	1,000.00	1,018.15	7.12	1.40

Class VI	Actual		1,000.00	1,211.00	8.19	1.47
Class VI	Hypothetical	(b)	1,000.00	1,017.80	7.48	1.47

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Gartmore NVIT Emerging Markets Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	89.5%
Participation Notes	9.9%
Repurchase Agreements	0.7%
Other Investments*	2.4%
Liabilities in excess of other assets**	-2.5%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	13.6%
Commercial Banks	11.8%
Wireless Telecommunication Services	10.9%
Metals & Mining	9.4%
Chemicals	5.5%
Semiconductors & Semiconductor Equipment	3.5%
Insurance	3.5%
Real Estate Management & Development	3.3%
Multiline Retail	3.1%
Manufacturing	2.0%
Other	33.4%

100.0%

Top Holdings***

Gazprom ADR	3.8%
Petroleo Brasileiro SA ADR, Preferred Shares	3.4%
Companhia Vale do Rio Doce, Preferred Shares, Class A	3.0%
China Mobile Ltd.	2.8%
Lojas Renner SA	2.4%
Reliance Industries Ltd., 0.00% , 03/09/09	2.3%
Bharti Tele-Ventures Ltd., 0.00%, 01/24/17	2.2%
Mobile Telesystems ADR	2.0%
Sberbank RF	2.0%
CEZ AS	1.9%
Other	74.2%

100.0%

Top Countries

Brazil	17.7%
Republic of Korea	12.3%
Russian Federation	11.0%
Hong Kong	9.6%
India	8.5%
China	8.3%
Taiwan	7.1%
Mexico	4.6%
South Africa	4.0%
Malaysia	3.2%
Other	13.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Gartmore NVIT Emerging Markets Fund

Common Stocks (89.5%)

	Shares	Value

Argentina (0.5%)
Metals & Mining (0.5%)
Tenaris SA ADR	55,600	$2,486,988

Brazil (17.7%)
Commercial Banks (2.3%)
Banco Bradesco SA, Preferred Shares	192,518	6,162,957
Unibanco GDR	39,300	5,487,852

		11,650,809

Consumer Finance (0.6%)
Redecard SA	193,700	3,135,784

Diversified Financial Services (0.4%)
Bovespa Holding SA*	119,300	2,300,163

Diversified Telecommunication Services (1.2%)
Brasil Telecom Participacoes SA	82,600	6,160,308

Energy Company (1.4%)
MPX Mineracao E Energia SA*	12,300	7,114,503

Insurance (0.8%)
Porto Seguro SA	110,200	4,088,364

Metals & Mining (3.0%)
Companhia Vale do Rio Doce, Preferred Shares, Class A	536,549	15,306,274

Multiline Retail (2.4%)
Lojas Renner SA	606,400	12,271,164

Oil, Gas & Consumable Fuels (3.9%)
Petroleo Brasileiro SA ADR	24,400	2,811,856
Petroleo Brasileiro SA ADR, Preferred Shares	180,638	17,380,988

		20,192,844

Paper & Forest Products (0.8%)
Aracruz Celulose SA ADR	57,150	4,249,103

Transportation Infrastructure (0.9%)
Companhia de Consessoes Rodoviarias	295,939	4,574,661

		91,043,977

Cayman Islands (0.8%)
Media (0.8%)
Focus Media Holding Ltd. ADR*	72,000	4,090,320

China (8.3%)
Commercial Bank (1.8%) (a)
China Construction Bank, Class H	10,946,000	9,167,147

Construction Materials (1.3%) (a) (b)
Anhui Conch Cement Co. Ltd.	754,000	6,482,120

Energy Equipment & Services (1.3%)
Suntech Power Holdings Co. Ltd. ADR*	83,500	6,873,720

Insurance (0.9%) (a)
Ping An Insurance (Group) Co. of China Ltd.	455,000	4,817,240

Oil, Gas & Consumable Fuels (2.8%) (a)
China Shenhua Energy Co. (b)	1,539,500	9,069,430
PetroChina Co. Ltd.	2,947,000	5,191,009

		14,260,439

Specialty Retail (0.2%) (b)
China Dongxiang Group Co.*	1,318,243	980,622

		42,581,288

Czech Republic (1.9%) (a)
Electric Utility (1.9%)
CEZ AS	130,700	9,721,427

Hong Kong (9.6%)
Chemicals (1.1%) (a) (b)
Sinofert Holdings Ltd.	5,968,000	5,514,203

Independent Power Producers & Energy Traders (1.5%) (a)
China Resources Power Holdings Co. Ltd.	2,262,300	7,691,117

Internet & Catalog Retail (0.4%) (b)
Alibaba.com Ltd.*	622,000	2,205,787

Oil, Gas & Consumable Fuels (0.7%) (a)
Cnooc Ltd.	2,104,000	3,533,625

Real Estate Management & Development (1.7%) (a)
Agile Property Holdings Ltd. (b)	1,240,000	2,226,250
Shimao Property Holdings Ltd.	2,604,700	6,532,726

		8,758,976

Transportation (1.4%) (a) (b)
Pacific Basin Shipping Ltd.	4,653,000	7,383,581

Wireless Telecommunication Services (2.8%) (a)
China Mobile Ltd.	808,300	14,077,045

		49,164,334

Hungary (0.8%) (a)
Oil, Gas & Consumable Fuels (0.8%)
MOL Magyar Olaj-es Gazipari	29,100	4,104,066

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Gartmore NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

India (0.8%)
IT Services (0.8%)
Satyam Computer Services Ltd. ADR	154,740	$4,134,653

Indonesia (1.1%) (a)
Automobiles (1.1%)
PT Astra International, Inc.	1,949,500	5,590,807

Israel (1.5%)
Chemicals (0.6%) (a)
Makhteshim Agan Industries*	297,823	2,729,296

Pharmaceutical (0.9%)
Teva Pharmaceutical Industries Ltd. ADR	101,800	4,731,664

		7,460,960

Kazakhstan (1.2%) (a)
Oil, Gas & Consumable Fuels (1.2%)
Kazmunaigas Exploration Production GDR	202,550	6,262,739

Malaysia (1.8%)
Commercial Bank (0.9%) (a)
Bumiputra Commerce Holdings Berhad	1,517,000	4,997,593

Food Products (0.1%)
IOI Corp.	189,940	442,214

Hotels, Restaurants & Leisure (0.8%) (a)
Genting Berhard	1,712,400	4,058,513

		9,498,320

Mexico (4.6%)
Commercial Bank (1.0%)
Grupo Financiero Banorte SA de CV	1,225,019	5,063,082

Construction & Engineering (0.7%)
Industrias CH SA, Series B*	891,700	3,758,999

Food & Staples Retailing (0.4%)
Wal-Mart de Mexico SA de CV	526,307	1,835,226

Metals & Mining (0.9%)
Grupo Mexico SAB de CV, Series B	706,439	4,441,140

Wireless Telecommunication Services (1.6%)
America Movil SA de CV, Series L ADR	134,966	8,285,563

		23,384,010

Morocco (0.2%)
Real Estate Management & Development (0.2%)
Compagnie Generale Immobiliere*	3,389	1,061,465

Poland (0.8%) (a)
Commercial Bank (0.8%)
Bank Zachodni WBK SA	38,517	3,919,786

Republic of Korea (12.3%)
Airline (0.6%) (a)
Korean Air Lines Co. Ltd.*	38,295	3,109,983

Building Products (0.5%) (a)
KCC Corp.	4,882	2,736,529

Chemicals (0.9%) (a)
LG Chem Ltd.*	47,756	4,519,182

Commercial Bank (1.1%) (a)
Industrial Bank of Korea*	315,800	5,894,070

Construction & Engineering (3.1%)
Hanjin Heavy Industries & Construction*	67,163	4,945,528
Hyundai Development Co.* (a)	62,057	6,001,374
Hyundai Heavy Industries* (a)	10,441	4,868,374

		15,815,276

Diversified Financial Services (0.6%) (a)
Shinhan Financial Group Ltd.*	55,400	3,143,730

Electronic Equipment & Instruments (1.0%) (a)
Samsung Electronics Co. Ltd.	8,455	4,977,611

Insurance (1.2%) (a)
Samsung Fire & Marine Insurance Co. Ltd.	22,624	6,091,378

Metals & Mining (1.8%) (a)
POSCO	14,938	9,028,622

Multiline Retail (0.7%)
Lotte Shopping Co. Ltd. GDR*	171,586	3,689,099

Semiconductors & Semiconductor Equipment (0.8%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares	18,397	4,162,321

		63,167,801

Russian Federation (11.0%)
Automobiles (1.1%) (a)
JSC Severstal-Avto	101,506	5,481,324

Chemicals (0.6%)
Uralkali GDR*	80,560	3,000,860

10 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Russian Federation (continued)
Commercial Bank (2.0%) (a)
Sberbank RF	2,384,300	$10,076,219

Marine (0.2%)
Novorossiysk Sea Trade Port GDR*	67,292	1,351,223

Metals & Mining (1.3%)
Chelyabinsk Zink Plant*	46,000	517,500
Norilsk Nickel ADR	22,550	6,105,412

		6,622,912

Oil, Gas & Consumable Fuels (3.8%)
Gazprom ADR	344,493	19,532,753

Wireless Telecommunication Services (2.0%)
Mobile Telesystems ADR	102,601	10,443,756

		56,509,047

South Africa (4.0%)
Commercial Bank (0.7%) (a)
ABSA Group Ltd.	234,465	3,814,329

Industrial Conglomerate (0.9%) (a)
Barloworld Ltd.	302,500	4,751,512

Manufacturing (0.1%)
Freeworld Coatings Ltd.*	245,232	378,893
Metals & Mining (0.5%) (a)
Anglo Platinum Ltd.	16,666	2,460,656

Oil, Gas & Consumable Fuels (0.4%) (a)
Sasol Ltd.	40,984	2,032,700

Wireless Telecommunication Services (1.4%) (a)
MTN Group Ltd.	386,476	7,244,982

		20,683,072

Taiwan (7.1%)
Computers & Peripherals (1.0%)
Innolux Display Corp. (a)	383,000	1,277,163
Innolux Display Corp. GDR*	585,100	3,978,680

		5,255,843

Construction Materials (1.0%) (a)
Taiwan Cement Corp.	3,870,198	5,316,497

Electronic Equipment & Instruments (0.9%) (a)
Delta Electronics, Inc.	210	711
Hannstar Display Corp.*	900	396
Hon Hai Precision Industry Co. Ltd.	719,080	4,433,198

		4,434,305

Insurance (0.6%) (a)
Shin Kong Financial Holding Co. Ltd.	4,486,655	3,057,335

Manufacturing (0.5%) (a)
Nan Ya Plastic Corp.	954,000	2,507,561

Semiconductors & Semiconductor Equipment (2.7%)
Advanced Semiconductor Engineering, Inc. (a)	4,437,070	4,421,433
MediaTek, Inc.(a)	150	1,923
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,728,112	7,070,308
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	231,811	2,308,838

		13,802,502

Textiles, Apparel & Luxury Goods (0.4%) (a)
Formosa Taffeta Co. Ltd.	1,912,000	1,916,575

		36,290,618

Thailand (1.4%)
Metals & Mining (1.4%)
Banpu Public Co. Ltd.	607,364	7,127,792

Turkey (2.1%) (a)
Commercial Bank (1.2%)
Turkiye Vakiflar Bankasi	1,742,509	6,132,159

Wireless Telecommunication Services (0.9%)
Turkcell Iletisim Hizmetleri AS	430,750	4,732,238

		10,864,397

Total Common Stocks		459,147,867

Participation Notes (9.9%)
Egypt (0.4%)
Real Estate Management & Development (0.4%)
Talaat Moustafa Group 0.00%, 11/24/08	1,048,500	2,275,245

India (7.7%)
Chemicals (2.3%)
Reliance Industries Ltd. 0.00%, 03/09/09	158,403	11,587,179

		11,587,179

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Gartmore NVIT Emerging Markets Fund (Continued)

Participation Notes (continued)

	Shares or
	Principal Amount	Value

India (continued)
Diversified Consumer Services (1.7%)
Max India Ltd. 0.00%, 07/12/10	460,654	$3,063,349
Reliance Capital Ltd. 0.00%, 03/09/09	84,082	5,519,983

		8,583,332

Electric Power (0.5%)
Tata Powers Co. 0.00%, 03/28/12	73,347	2,735,843

Real Estate Management & Development (1.0%)
Unitech Ltd. 0.00%, 07/02/10	426,318	5,282,080

Wireless Telecommunication Services (2.2%)
Bharti Tele-Ventures Ltd., 0.00%, 01/24/17 0.00%, 01/24/17	443,884	11,221,388

		39,409,822

Malaysia (1.4%)
Manufacturing (1.4%)
IOI Corp. 0.00%, 04/10/08	3,000,000	7,020,000

United Arab Emirates (0.4%)
Bank (0.4%)
Union National Bank 0.00%, 01/05/10	876,677	2,226,760

Total Participation Notes		50,931,827

Repurchase Agreements (0.7%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $193,865, collateralized by Government National Mortgage Association with a market value of $197,696	$193,819	193,819
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $1,708,520, collateralized by U.S. Government Agencies with a market value of $1,742,282	1,708,120	1,708,120
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $1,494,955, collateralized by U.S. Government Agency Mortgages with a market value of $1,524,497	$1,494,605	1,494,605

Total Repurchase Agreements		3,396,544

Securities Purchased with Collateral For Securities On Loan (2.4%)
Repurchase Agreements (2.4%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $12,374,147, collateralized by U.S. Government Agency Mortgages with a market value of $12,619,944	12,372,494	12,372,494

Total Securities Purchased with Collateral For Securities On Loan		12,372,494

Total Investments (Cost $376,181,228) (c) — 102.5%		525,848,732
Liabilities in excess of other assets — (2.5)%		(12,960,130)

NET ASSETS — 100.0%		$512,888,602

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of December 31, 2007.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See accompanying notes to financial statements

12 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Gartmore NVIT
Emerging Markets
Fund

Assets:
Investments, at value (cost $360,357,590)*	$510,079,694
Repurchase agreements, at cost and value	15,769,038

Total Investments	525,848,732

Foreign currencies, at value (cost $1,538,376)	1,541,771
Interest and dividends receivable	765,387
Receivable for capital shares issued	100,450
Receivable for investments sold	546,059
Unrealized appreciation on spot contracts	66
Reclaims receivable	1,347
Prepaid expenses and other assets	795

Total Assets	528,804,607

Liabilities:
Payable to custodian	12,486
Payable for investments purchased	1,063,737
Unrealized depreciation on spot contracts	108
Payable upon return of securities loaned (Note 2)	12,372,494
Payable for capital shares redeemed	860,818
Accrued expenses and other payables:
Investment advisory fees	1,454,856
Fund administration and transfer agent fees	9,188
Distribution fees	28,743
Administrative servicing fees	81,528
Custodian fees	15,370
Compliance program costs	2,062
Other	14,615

Total Liabilities	15,916,005

Net Assets	$512,888,602

Represented by:
Capital	$295,661,206
Accumulated net investment income	23,136
Accumulated net realized gains from investment and foreign currency transactions	67,482,846
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	149,721,414

Net Assets	$512,888,602

Net Assets:
Class I Shares	$77,698,603
Class II Shares	9,720,051
Class III Shares	299,039,422
Class VI Shares	126,430,526

Total	$512,888,602

Shares outstanding (unlimited number of shares authorized):
Class I Shares	3,436,850
Class II Shares	432,687
Class III Shares	13,236,385
Class VI Shares	5,598,624

Total	22,704,546

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$22.61
Class II Shares	$22.46
Class III Shares	$22.59
Class VI Shares	$22.58

*	Includes value of securities on loan of $11,781,926 (Note 2).

See accompanying notes to financial statements.

2007 Annual Report 13

Statement of Operations
For the Year Ended December 31, 2007

Gartmore NVIT
Emerging Markets
Fund

INVESTMENT INCOME:
Interest income	$374,203
Dividend income	8,499,069
Income from securities lending (Note 2)	123,327
Foreign tax withholding	(697,555)

Total Income	8,299,044

Expenses:
Investment advisory fees	4,419,099
Fund administration and transfer agent fees	197,316
Distribution fees Class II Shares	22,718
Distribution fees Class VI Shares	228,145
Administrative servicing fees Class I Shares	96,229
Administrative servicing fees Class II Shares	14,426
Administrative servicing fees Class III Shares	379,701
Custodian fees	55,099
Trustee fees	18,512
Compliance program costs (Note 3)	2,018
Other	73,304

Total expenses before earnings credit	5,506,567
Earnings credit (Note 6)	(34)

Net Expenses	5,506,533

Net Investment Income	2,792,511

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	67,738,904
Net realized losses on foreign currency transactions	(60,459)

Net realized gains on investment and foreign currency transactions	67,678,445
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	72,342,943

Net realized/unrealized gains on investments and translation of assets and liabilities denominated in foreign currencies	140,021,388

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$142,813,899

See accompanying notes to financial statements.

14 Annual Report 2007

Statements of Changes in Net Assets

	Gartmore NVIT Emerging Markets Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,792,511	$2,286,127
Net realized gains on investment and foreign currency transactions	67,678,445	39,886,741
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	72,342,943	38,542,921

Change in net assets resulting from operations	142,813,899	80,715,789

Distributions to shareholders from:
Net investment income:
Class I	(413,677)	(275,675)
Class II	(38,948)	(43,726)
Class III	(1,670,240)	(1,298,960)
Class VI	(586,038)	(320,989)
Net realized gains:
Class I	(5,931,932)	(439,001)
Class II	(979,635)	(94,779)
Class III	(24,362,173)	(2,057,003)
Class VI	(9,036,777)	(584,008)

Change in net assets from shareholder distributions	(43,019,420)	(5,114,141)

Change in net assets from capital transactions	90,151,894	21,361,870

Change in net assets	189,946,373	96,963,518
Net Assets:
Beginning of period	322,942,229	225,978,711

End of period	$512,888,602	$322,942,229

Accumulated net investment income at end of period	$23,136	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$24,402,284	$22,214,857
Dividends reinvested	6,345,599	714,675
Cost of shares redeemed	(13,991,360)	(18,646,183)

	16,756,523	4,283,349

Class II Shares
Proceeds from shares issued	6,219	866
Dividends reinvested	1,018,582	138,505
Cost of shares redeemed	(2,342,221)	(1,954,044)

	(1,317,420)	(1,814,673)

See accompanying notes to financial statements.

2007 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Gartmore NVIT Emerging Markets Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class III Shares
Proceeds from shares issued	$85,001,467	$67,681,656
Dividends reinvested	26,032,372	3,355,956
Cost of shares redeemed (a)	(68,643,044)	(72,974,650)

	42,390,795	(1,937,038)

Class VI Shares
Proceeds from shares issued	46,740,126	38,630,037
Dividends reinvested	9,622,809	904,995
Cost of shares redeemed (a)	(24,040,939)	(18,704,800)

	32,321,996	20,830,232

Change in net assets from capital transactions	$90,151,894	$21,361,870

SHARE TRANSACTIONS:
Class I Shares
Issued	1,189,263	1,509,696
Reinvested	340,767	53,520
Redeemed	(728,074)	(1,243,463)

	801,956	319,753

Class II Shares
Issued	50	44
Reinvested	55,203	10,466
Redeemed	(121,506)	(136,828)

	(66,253)	(126,318)

Class III Shares
Issued	4,192,756	4,531,283
Reinvested	1,399,588	251,415
Redeemed	(3,634,347)	(5,092,979)

	1,957,997	(310,281)

Class VI Shares
Issued	2,331,450	2,538,913
Reinvested	517,233	67,913
Redeemed	(1,284,704)	(1,325,799)

	1,563,979	1,281,027

Total change in shares	4,257,679	1,164,181

(a)	Includes redemption fees, if any

See accompanying notes to financial statements.

16 Annual Report 2007

Financial Highlights
(Selected Data for Share of Capital Stock Outstanding Throughout the Periods Indicated)

Gartmore NVIT Emerging Markets Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$5.99	0.09	3.80	3.89	(0.05)
Year ended December 31, 2004	$9.84	0.13	1.89	2.02	(0.11)
Year ended December 31, 2005	$10.83	0.10	3.38	3.48	(0.07)
Year ended December 31, 2006	$13.08	0.12	4.58	4.70	(0.10)
Year ended December 31, 2007	$17.52	0.14	7.31	7.45	(0.14)
Class II Shares
Year ended December 31, 2003	$5.99	0.04	3.81	3.85	(0.03)
Year ended December 31, 2004	$9.82	0.11	1.87	1.98	(0.09)
Year ended December 31, 2005	$10.79	0.07	3.37	3.44	(0.05)
Year ended December 31, 2006	$13.02	0.09	4.55	4.64	(0.08)
Year ended December 31, 2007	$17.42	0.11	7.24	7.35	(0.09)
Class III Shares
Year ended December 31, 2003	$5.99	0.06	3.82	3.88	(0.04)
Year ended December 31, 2004	$9.84	0.12	1.90	2.02	(0.11)
Year ended December 31, 2005	$10.83	0.08	3.40	3.48	(0.07)
Year ended December 31, 2006	$13.08	0.12	4.57	4.69	(0.10)
Year ended December 31, 2007	$17.51	0.15	7.29	7.44	(0.14)
Class VI Shares
Period ended December 31, 2004 (f)	$10.11	0.05	1.62	1.67	(0.10)
Year ended December 31, 2005	$10.83	0.07	3.40	3.47	(0.07)
Year ended December 31, 2006	$13.07	0.10	4.58	4.68	(0.09)
Year ended December 31, 2007	$17.50	0.12	7.30	7.42	(0.12)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	Fees	of Period	Return (a)	(000s)	Net Assets (b)

Class I Shares
Year ended December 31, 2003	–	(0.05)	0.01	$9.84	65.26%	$16,993	1.39%
Year ended December 31, 2004	(0.93)	(1.04)	0.01	$10.83	20.74%	$20,280	1.47%
Year ended December 31, 2005	(1.16)	(1.23)	–	$13.08	32.64%	$30,292	1.46%
Year ended December 31, 2006	(0.17)	(0.27)	0.01	$17.52	36.72%	$46,161	1.33%
Year ended December 31, 2007	(2.23)	(2.37)	0.01	$22.61	45.58%	$77,699	1.37%
Class II Shares
Year ended December 31, 2003	–	(0.03)	0.01	$9.82	64.66%	$6,360	1.66%
Year ended December 31, 2004	(0.93)	(1.02)	0.01	$10.79	20.44%	$8,178	1.72%
Year ended December 31, 2005	(1.16)	(1.21)	–	$13.02	32.33%	$8,141	1.71%
Year ended December 31, 2006	(0.17)	(0.25)	0.01	$17.42	36.31%	$8,692	1.58%
Year ended December 31, 2007	(2.23)	(2.32)	0.01	$22.46	45.19%	$9,720	1.61%
Class III Shares
Year ended December 31, 2003	–	(0.04)	0.01	$9.84	65.22%	$46,902	1.42%
Year ended December 31, 2004	(0.93)	(1.04)	0.01	$10.83	20.76%	$66,844	1.48%
Year ended December 31, 2005	(1.16)	(1.23)	–	$13.08	32.65%	$151,546	1.45%
Year ended December 31, 2006	(0.17)	(0.27)	0.01	$17.51	36.64%	$197,467	1.33%
Year ended December 31, 2007	(2.23)	(2.37)	0.01	$22.59	45.55%	$299,039	1.36%
Class VI Shares
Period ended December 31, 2004 (f)	(0.86)	(0.96)	0.01	$10.83	16.70%	$8,862	1.68%
Year ended December 31, 2005	(1.16)	(1.23)	–	$13.07	32.49%	$36,000	1.55%
Year ended December 31, 2006	(0.17)	(0.26)	0.01	$17.50	36.56%	$70,623	1.43%
Year ended December 31, 2007	(2.23)	(2.35)	0.01	$22.58	45.45%	$126,431	1.45%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year ended December 31, 2003	1.17%	(e)	(e)	133.49%
Year ended December 31, 2004	1.08%	(e)	(e)	151.18%
Year ended December 31, 2005	0.89%	(e)	(e)	132.22%
Year ended December 31, 2006	0.81%	(e)	(e)	114.19%
Year ended December 31, 2007	0.73%	1.37%	0.73%	62.52%
Class II Shares
Year ended December 31, 2003	0.35%	(e)	(e)	133.49%
Year ended December 31, 2004	0.87%	(e)	(e)	151.18%
Year ended December 31, 2005	0.61%	(e)	(e)	132.22%
Year ended December 31, 2006	0.61%	(e)	(e)	114.19%
Year ended December 31, 2007	0.53%	1.61%	0.53%	62.52%
Class III Shares
Year ended December 31, 2003	0.89%	(e)	(e)	133.49%
Year ended December 31, 2004	1.08%	(e)	(e)	151.18%
Year ended December 31, 2005	0.75%	(e)	(e)	132.22%
Year ended December 31, 2006	0.87%	(e)	(e)	114.19%
Year ended December 31, 2007	0.74%	1.36%	0.74%	62.52%
Class VI Shares
Period ended December 31, 2004 (f)	0.97%	(e)	(e)	151.18%
Year ended December 31, 2005	0.59%	(e)	(e)	132.22%
Year ended December 31, 2006	0.69%	(e)	(e)	114.19%
Year ended December 31, 2007	0.62%	1.45%	0.62%	62.52%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee waivers/reimbursements during the period.
(f)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes to financial statements.

2007 Annual Report 17

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore NVIT Emerging Markets Fund (the “Fund”) (formerly “Gartmore GVIT Emerging Markets Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued as net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

18 Annual Report 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes;

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Participation Notes

Participation notes are synthetic equity instruments that allow investors to gain equity exposure to the underlying shares without ownership of the underlying shares. This is a more cost efficient way of gaining exposure to the local markets in India, Egypt, Malaysia, and United Arab Emirates as custody and settlement costs are high. These securities are priced at parity, which is the value of the underlying security and adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of a participation note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, participation notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, participation notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of a participation note defaulted under the terms of the note.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes,

20 Annual Report 2007

where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33?% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of	Value of
Loaned Securities	Collateral

$11,781,926	$12,372,494*

*	Includes $54,600 of collateral in the form of U.S. Government Securities, interest rates ranging from 1.87% to 8.13% and maturity dates from 4/15/10 to 4/15/29.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Global Asset Management Trust)manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1. 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays the Fund’s adviser an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Base Management Fee	Fees

Up to $500 million	1.05%

$500 million up to $2 billion	1.00%

$2 billion or more	0.95%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $2,337,783 for the year ended December 31, 2007.

The Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI Emerging Markets Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees

+/-1 percentage point	+/-0.02%

+/-2 percentage points	+/-0.04%

+/-3 percentage points	+/-0.06%

+/-4 percentage points	+/-0.08%

+/-5 percentage points or more	+/-0.10%

22 Annual Report 2007

The performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.40% for all classes until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

For the year ended December 31, 2007, there were no cumulative potential reimbursements for all share classes of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)),, the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund.

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $800,327 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $2,018.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $224,621.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $299,935,820 and sales of $245,060,517.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open Shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

24 Annual Report 2007

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair

2007 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2007

value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$24,635,345	$18,384,075	$43,019,420	$—	$43,019,420

2006	$2,931,503	$2,182,638	$5,114,141	$—	$5,114,141

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$22,126,456	$45,601,595	$67,728,051	$—	$—	$149,499,345	$217,227,396

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$376,403,297	$157,097,261	$(7,597,226)	$149,500,035

26 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT Emerging Markets Fund (formerly Gartmore GVIT Emerging Markets Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 27

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 2% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $18,384,075 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2007, the Fund had $0.02 per share of foreign source income.

28 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 29

Management Information (Unaudited) (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

30 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 31

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32 Annual Report 2007

Gartmore NVIT International Growth Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-EM (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Gartmore NVIT International Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Gartmore NVIT International Growth Fund (Class I at NAV) returned 27.15% versus 17.12% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Core Funds (consisting of 135 funds as of Dec. 31, 2007) was 12.63%.

Can you describe the market environment during the reporting period?

The markets exhibited a high degree of volatility during the reporting period; while precipitous falls occurred, new highs also were achieved. In the early part of the reporting period, the episodes between the bouts of market turmoil were characterized by sustained and intensifying mergers-and-acquisitions (M&A) activity and generally strong corporate results. Toward the end of the reporting period, M&A activity became less frenetic and involved equity or cash rather than debt finance. The more recent phase of volatility was triggered by concerns about losses related to the troubled U.S. subprime mortgage market and fears of a credit crunch. As the credit squeeze became entrenched, five central banks, including the U.S. Federal Reserve, acted in unison to inject emergency liquidity into credit markets in December 2007. This initiative was on a greater scale than the moves taken by the Federal Reserve Board to shore up the U.S. economy after the 9/11 attacks.

What areas of investment provided the most positive relative returns for the Fund?

Favorable stock selection enhanced the Fund’s performance. As is customary in a concentrated portfolio with an emphasis on stock selection, sector allocations typically derive from stock-selection decisions. The Fund’s best-performing holding was Japanese video-game maker Nintendo Co., Ltd., whose net profits within the first half of 2007 to September more than doubled from a year earlier, driven by strong demand for Nintendo DS portable and Wii video-game consoles. Within Japan, the Wii outsold rival Sony’s PlayStation 3 threefold in 2007, helping the country’s multi-billion-dollar video-game market to achieve its best year ever. The Fund’s holdings in U.S.-based The Mosaic Co. also proved positive. Mosaic is one of the world’s leading producers and marketers of concentrated phosphate and potash crop nutrients. Shares in Mosaic advanced further at year-end as pricing momentum looked set to continue into 2008. Among fertilizers, potash has the greatest impact on food quality; potash prices, which having risen steadily for the past 17 years, are forecast to climb higher, especially in the context of changing dietary habits in emerging economies.

What areas detracted from Fund performance?

Our exposure to British Airways (BA) detracted from performance. The ’open skies’ deal to liberalise transatlantic traffic, security disruptions, the rising cost of fuel and weak transfer demand as passengers sought to avoid Heathrow combined to exact a toll. In August, BA was fined some £270 million by the US and UK competition authorities, after it admitted colluding to fix the prices of fuel surcharges with Korean Air and Virgin Atlantic. The Fund’s exposure to Argentine pipe manufacturer Tenaris also detracted from performance. The company reported a lower level of sales of seamless pipe products and higher production costs. Another performance detractor was our holding in China Infrastructure Machinery (CIMH). Although CIMH, one of the top wheel loader manufacturers in China, continued to consolidate the market with rival Liugong Machinery, the latter maintained its substantial lead over CIMH in export sales.

What is your outlook for the near term?

Growth rates between some of the developed and developing worlds are diverging, with the emerging markets expected to continue driving global growth. Although global growth is showing signs of slowing, global equity markets continue to offer reasonable value and may draw support from further easing by the central banks and from their other initiatives. Rising inflation, however, and especially higher commodity prices, could constrain the ability of central banks to cut interest rates. With the credit squeeze also threatening growth prospects, quality large-capitalization companies that can finance their own growth will remain a compelling source for investment opportunities.

Subadviser:

Gartmore Global Partners

Portfolio Managers:

Brian O’Neill and Ben Walker, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

High double-digit returns are unusual and cannot be sustained. These returns were achieved primarily during favorable market conditions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Gartmore Global Partners.

2007 Annual Report 5

Gartmore NVIT International Growth Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I3	27.15%	27.80%	6.55%	1.24%

Class III [4]	27.15%	27.77%	6.57%	1.22%

*	As of December 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on August 30, 2000.

[3]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[4]	These returns, until the creation of Class III shares (May 2, 2002), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore NVIT International Growth Fund, the Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World Free ex U.S. is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Gartmore NVIT International Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period($)	During Period(%)
Gartmore NVIT International			Account Value($)	Account Value($)	07/01/07-	07/01/07-
Growth Fund			07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class I	Actual		1,000.00	1,110.60	6.92	1.30
Class I	Hypothetical	(b)	1,000.00	1,018.65	6.61	1.30

Class III	Actual		1,000.00	1,110.50	6.70	1.26
Class III	Hypothetical	(b)	1,000.00	1,018.85	6.41	1.26

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Gartmore NVIT International Growth Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.1%
Participation Notes	1.1%
Repurchase Agreements	0.1%
Liabilities in excess of other assets	-0.3%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	11.0%
Chemicals	6.3%
Machinery	6.2%
Wireless Telecommunication Services	5.8%
Commercial Banks	5.2%
Automobiles	5.1%
Metals & Mining	4.8%
Diversified Telecommunication Services	4.3%
Tobacco	3.8%
Electrical Equipment	3.3%
Other	44.2%

100.0%

Top Holdings*

Nokia OYJ	2.7%
Nintendo Co. Ltd.	2.7%
Petroleo Brasileiro SA ADR, Preferred Shares	2.5%
BG Group PLC	2.5%
Volkswagen AG	2.4%
Companhia Vale do Rio Doce	2.3%
Royal Dutch Shell PLC, A Shares	2.2%
MAN AG	2.2%
France Telecom SA	2.2%
New World Development Co. Ltd.	2.3%
Other	76.0%

100.0%

Top Countries

United Kingdom	18.9%
Switzerland	9.7%
France	9.6%
Japan	9.4%
Germany	8.9%
Brazil	6.6%
Hong Kong	6.2%
Finland	4.2%
Australia	3.4%
United States	3.4%
Other	19.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Gartmore NVIT International Growth Fund

Common Stocks (99.1%)

	Shares	Value

Australia (3.4%) (a)
Biotechnology (1.8%)
CSL Ltd.	72,450	$2,294,562

IT Services (1.6%)
Computershare Ltd.	249,590	2,152,480

		4,447,042

Austria (1.7%) (a)
Oil, Gas & Consumable Fuels (1.7%)
OMV AG	27,850	2,247,940

Brazil (6.6%)
Commercial Bank (1.8%)
Unibanco GDR	16,400	2,290,096

Diversified Minerals (2.3%)
Companhia Vale do Rio Doce	105,590	2,954,408

Oil, Gas & Consumable Fuels (2.5%)
Petroleo Brasileiro SA ADR, Preferred Shares	34,030	3,274,367

		8,518,871

Canada (2.1%)
Chemicals (0.9%)
Agrium, Inc.	15,100	1,090,371

Metals & Mining (1.2%)
Hudbay Minerals, Inc.	79,460	1,570,356

		2,660,727

China (1.2%) (a)
Construction & Engineering (1.2%)
China Communications Construction Co. Ltd.	600,000	1,551,266

Finland (4.2%) (a)
Communications Equipment (2.7%)
Nokia OYJ	90,270	3,467,580

Electric Utility (1.5%)
Fortum OYJ	44,400	1,994,270

		5,461,850

France (9.6%) (a)
Commercial Bank (2.0%)
Societe Generale	17,500	2,530,752

Diversified Telecommunication Services (2.2%)
France Telecom SA	80,780	2,897,344

Electrical Equipment (1.6%)
Alstom	9,290	1,995,225

Oil, Gas & Consumable Fuels (2.1%)
TOTAL SA	33,150	2,744,554

Textiles, Apparel & Luxury Goods (1.7%)
LVMH Moet Hennessy Louis Vuitton SA	18,193	2,198,387

		12,366,262

Germany (8.9%) (a)
Auto Components (1.2%)
Continental AG	11,420	1,489,968

Automobiles (2.4%)
Volkswagen AG	13,430	3,093,330

Chemicals (1.6%)
Bayer AG	23,300	2,125,130

Electric Utility (1.5%)
E. On AG	9,100	1,934,666

Machinery (2.2%)
MAN AG	17,440	2,903,626

		11,546,720

Hong Kong (6.2%)
Machinery (0.7%) (a)
China Infrastructure Machinery	550,000	861,389

Real Estate Management & Development (2.3%) (a)
New World Development Co. Ltd.	826,000	2,892,022

Transportation (1.1%) (a)
Pacific Basin Shipping Ltd.	919,000	1,458,309

Wireless Telecommunication Services (2.1%)
China Mobile Ltd. ADR	31,420	2,729,455

		7,941,175

Israel (1.3%)
Pharmaceutical (1.3%)
Teva Pharmaceutical Industries Ltd. ADR	36,920	1,716,042

Italy (1.5%) (a)
Automobiles (1.5%)
Fiat SpA	76,910	1,979,082

Japan (9.4%) (a)
Automobiles (1.2%)
Suzuki Motor Corp.	51,700	1,550,185

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Gartmore NVIT International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Japan (continued)
Machinery (0.9%)
Komatsu Ltd.	45,900	$1,231,165

Marine (1.2%)
Mitsui OSK Lines Ltd.	119,000	1,504,635

Road & Rail (1.3%)
East Japan Railway Co.	208	1,711,141

Software (2.7%)
Nintendo Co. Ltd.	5,900	3,464,662

Tobacco (2.1%)
Japan Tobacco, Inc.	455	2,690,661

		12,152,449

Luxembourg (2.2%)
Steel & Iron (2.2%)
ArcelorMittal	36,050	2,794,239

Mexico (1.4%)
Commercial Bank (1.4%)
Grupo Financiero Banorte SA de CV	421,600	1,742,500

Netherlands (1.3%)
Machinery (1.3%)
CNH Global NV	25,300	1,665,246

Russian Federation (1.3%)
Consumer Goods (1.0%)
M.video	184,000	1,288,000

Marine (0.3%)
Novorossiysk Sea Trade Port GDR*	19,360	388,749

		1,676,749

South Africa (1.6%) (a)
Wireless Telecommunication Services (1.6%)
MTN Group Ltd.	108,500	2,033,970

Spain (2.1%) (a)
Diversified Telecommunication Services (2.1%)
Telefonica SA	85,470	2,770,341

Sweden (1.1%) (a)
Machinery (1.1%)
Atlas Copco AB, Class A	95,570	1,420,883

Switzerland (9.7%) (a)
Capital Markets (1.6%)
Julius Baer Holding Ltd.	25,400	2,084,663

Chemicals (1.9%)
Syngenta AG	9,800	2,487,400

Construction Materials (1.2%)
Holcim Ltd.	14,280	1,522,592

Electrical Equipment (1.7%)
ABB Ltd.	78,400	2,260,912

Food Products (2.2%)
Nestle SA	6,170	2,833,830

Insurance (1.1%)
Zurich Financial Services AG	4,640	1,362,078

		12,551,475

United Kingdom (18.9%)
Aerospace & Defense (1.5%)
Rolls-Royce Group PLC(a)	174,678	1,895,771
Rolls-Royce Group PLC, B Shares	4,344	10

		1,895,781

Airline (0.9%) (a)
British Airways PLC*	193,320	1,181,578

Food & Staples Retailing (1.5%) (a)
Tesco PLC	205,000	1,949,877

Independent Power Producers & Energy Traders (1.4%) (a)
International Power PLC	198,800	1,791,865

Metals & Mining (3.6%) (a)
Rio Tinto PLC	27,460	2,889,670
Xstrata PLC	24,990	1,753,398

		4,643,068

Oil, Gas & Consumable Fuels (4.7%) (a)
BG Group PLC	138,720	3,182,414
Royal Dutch Shell PLC, A Shares	68,950	2,906,396

		6,088,810

Tobacco (1.7%) (a)
Imperial Tobacco Group PLC	41,920	2,267,098

Water Utility (1.5%) (a)
Pennon Group PLC	148,427	1,983,685

Wireless Telecommunication Services (2.1%) (a)
Vodafone Group PLC	709,000	2,661,265

		24,463,027

United States (3.4%)
Chemicals (1.9%)
Mosaic Co. (The)*	25,600	2,415,104

10 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

United States (continued)
Energy Equipment & Services (1.5%)
Transocean, Inc.*	13,410	$1,919,639
		4,334,743

Total Common Stocks		128,042,599

Participation Note (1.1%)
India (1.1%)
Bharti Tele-Ventures Ltd., 0.00%, 01/24/17*	53,600	1,355,008

Repurchase Agreements (0.1%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $7,308, collateralized by Government National Mortgage Association with a market value of $7,452	$7,306	7,306
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $64,404, collateralized by U.S. Government Agencies with a market value of $65,676	64,389	64,389
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $56,353, collateralized by U.S. Government Agency Mortgages with a market value of $57,467	56,340	56,340

Total Repurchase Agreements		128,035

Total Investments (Cost $102,206,657) (b) — 100.3%		129,525,642
Liabilities in excess of other assets — (0.3)%		(377,200)

NET ASSETS — 100.0%		$129,148,442

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See accompanying notes to financial statements

2007 Annual Report 11

Statement of Assets and Liabilities
December 31, 2007

	Gartmore NVIT
	International Growth
	Fund

Assets:
Investments, at value (cost $102,078,622)	$129,397,607
Repurchase agreements, at cost and value	128,035

Total Investments	129,525,642

Interest and dividends receivable	80,039
Receivable for capital shares issued	1,749
Unrealized appreciation on spot contracts	1,165
Reclaims receivable	64,617
Prepaid expenses and other assets	804

Total Assets	129,674,016

Liabilities:
Foreign currencies payable to custodian, at value (cost $667)	663
Payable for capital shares redeemed	164,102
Accrued expenses and other payables:
Investment advisory fees	321,752
Fund administration and transfer agent fees	6,400
Administrative servicing fees	22,090
Custodian fees	3,267
Compliance program costs	544
Other	6,756

Total Liabilities	525,574

Net Assets	$129,148,442

Represented by:
Capital	$88,468,508
Accumulated net investment loss	(8,511)
Accumulated net realized gains from investment and foreign currency transactions	13,364,116
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	27,324,329

Net Assets	$129,148,442

Net Assets:
Class I Shares	$22,903,021
Class III Shares	106,245,421

Total	$129,148,442

Shares outstanding (unlimited number of shares authorized):
Class I Shares	1,631,460
Class III Shares	7,561,408

Total	9,192,868

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.06	(a)
Class III Shares	$14.07	(a)

(a)	The NAV reported above represents the traded NAV at December 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

12 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Gartmore NVIT
International
Growth Fund

INVESTMENT INCOME:
Interest income	$33,750
Dividend income	1,941,317
Foreign tax withholding	(157,546)

Total Income	1,817,521

Expenses:
Investment advisory fees	1,101,612
Fund administration and transfer agent fees	70,319
Administrative servicing fees Class I Shares	34,100
Administrative servicing fees Class III Shares	139,238
Custodian fees	27,180
Trustee fees	5,444
Compliance program costs (Note 3)	523
Other	28,073

Total expenses before earnings credit	1,406,489
Earnings credit (Note 6)	(70)

Net Expenses	1,406,419

Net Investment Income	411,102

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	13,541,012
Net realized losses on foreign currency transactions	(9,820)

Net realized gains on investment and foreign currency transactions	13,531,192
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,173,812

Net realized/unrealized gains on investments and translation of assets and liabilities denominated in foreign currencies	24,705,004

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,116,106

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets

	Gartmore NVIT
	International Growth Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$411,102	$394,337
Net realized gains on investment and foreign currency transactions	13,531,192	9,444,282
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,173,812	9,362,360

Change in net assets resulting from operations	25,116,106	19,200,979

Distributions to shareholders from:
Net investment income:
Class I	(72,352)	(95,995)
Class III	(392,720)	(663,102)
Net realized gains:
Class I	(1,473,604)	(20,316)
Class III	(7,597,748)	(139,839)

Change in net assets from shareholder distributions	(9,536,424)	(919,252)

Change in net assets from capital transactions	22,471,871	28,866,534

Change in net assets	38,051,553	47,148,261
Net Assets:
Beginning of period	91,096,889	43,948,628

End of period	$129,148,442	$91,096,889

Accumulated net investment loss at end of period	$(8,511)	$(1,252)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$12,467,723	$10,963,811
Dividends reinvested	1,545,953	116,310
Cost of shares redeemed	(9,607,522)	(4,525,152)

	4,406,154	6,554,969

Class III Shares
Proceeds from shares issued	28,773,270	39,604,056
Dividends reinvested	7,990,455	802,936
Cost of shares redeemed (a)	(18,698,008)	(18,095,427)

	18,065,717	22,311,565

Change in net assets from capital transactions	$22,471,871	$28,866,534

SHARE TRANSACTIONS:
Class I Shares
Issued	938,609	1,077,817
Reinvested	123,085	11,875
Redeemed	(762,494)	(441,805)

	299,200	647,887

Class III Shares
Issued	2,170,206	3,849,101
Reinvested	635,677	81,924
Redeemed	(1,453,609)	(1,806,122)

	1,352,274	2,124,903

Total change in shares	1,651,474	2,772,790

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

14 Annual Report 2007

Financial Highlights
(Selected Data for Share of Capital Stock Outstanding Throughout the Periods Indicated)

Gartmore NVIT International Growth Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning of	Investment	Gains on	Investment	Investment
	Period	Income	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$4.66	0.07	1.59	1.66	–
Year ended December 31, 2004	$6.32	0.07	0.83	0.90	(0.06)
Year ended December 31, 2005	$7.16	0.07	2.08	2.15	(0.08)
Year ended December 31, 2006	$9.21	0.08	2.92	3.00	(0.12)
Year ended December 31, 2007	$12.07	0.04	3.10	3.14	(0.05)
Class III Shares
Year ended December 31, 2003	$4.67	0.02	1.63	1.65	–
Year ended December 31, 2004	$6.32	0.05	0.86	0.91	(0.06)
Year ended December 31, 2005	$7.17	0.06	2.09	2.15	(0.08)
Year ended December 31, 2006	$9.22	0.07	2.93	3.00	(0.12)
Year ended December 31, 2007	$12.08	0.06	3.09	3.15	(0.06)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Ratio of
	Net		Net Asset		Net Assets	Expenses
	Realized	Total	Value, End	Total	at End of	to Average
	Gains	Distributions	of Period	Return	Period (000s)	Net Assets

Class I Shares
Year ended December 31, 2003	–	–	$6.32	35.62%	$3,678	1.25%
Year ended December 31, 2004	–	(0.06)	$7.16	14.19%	$3,647	1.33%
Year ended December 31, 2005	(0.02)	(0.10)	$9.21	30.21%	$6,302	1.34%
Year ended December 31, 2006	(0.02)	(0.14)	$12.07	32.96%	$16,082	1.24%
Year ended December 31, 2007	(1.10)	(1.15)	$14.06	27.15%	$22,903	1.29%
Class III Shares
Year ended December 31, 2003	–	–	$6.32	35.33%	$6,912	1.33%
Year ended December 31, 2004	–	(0.06)	$7.17	14.35%	$12,023	1.35%
Year ended December 31, 2005	(0.02)	(0.10)	$9.22	30.17%	$37,647	1.33%
Year ended December 31, 2006	(0.02)	(0.14)	$12.08	32.95%	$75,015	1.22%
Year ended December 31, 2007	(1.10)	(1.16)	$14.07	27.15%	$106,245	1.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
	Ratio of Net	Ratio of	Investment
	Investment	Expenses	Income
	Income	(Prior to	(Prior to
	to Average	Reimbursements)	Reimbursements)
	Net	to Average	to Average	Portfolio
	Assets	Net Assets (a)	Net Assets (a)	Turnover (b)

Class I Shares
Year ended December 31, 2003	0.83%	(c)	(c)	331.02%
Year ended December 31, 2004	0.98%	(c)	(c)	262.03%
Year ended December 31, 2005	0.94%	(c)	(c)	215.52%
Year ended December 31, 2006	0.41%	(c)	(c)	169.26%
Year ended December 31, 2007	0.30%	1.29%	0.30%	151.60%
Class III Shares
Year ended December 31, 2003	0.24%	(c)	(c)	331.02%
Year ended December 31, 2004	0.98%	(c)	(c)	262.03%
Year ended December 31, 2005	0.54%	(c)	(c)	215.52%
Year ended December 31, 2006	0.59%	(c)	(c)	169.26%
Year ended December 31, 2007	0.38%	1.25%	0.38%	151.60%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2007 Annual Report 15

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore NVIT International Growth Fund (the “Fund”) (formerly “Gartmore GVIT International Growth Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next

16 Annual Report 2007

Valuation Time. The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Participation Notes

Participation notes are synthetic equity instruments that allow investors to gain equity exposure to the underlying shares without ownership of the underlying shares. This is a more cost efficient way of gaining exposure to the local markets in India as custody and settlement costs are high. These securities are priced at parity, which is the value of the underlying security and adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of a participation note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, participation notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, participation notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of a participation note defaulted under the terms of the note.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with

18 Annual Report 2007

cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short, if any, includes the deposits with brokers and securities held long would be shown in the Statement of Investments for the Fund.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2007.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Global Asset Management Trust) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. and indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Base Management Fee	Fees

Up to $500 million	0.90%

$500 million up to $2 billion	0.85%

$2 billion or more	0.80%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $503,521 for the year ended December 31, 2007.

The Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI All Country World ex U.S. Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees

+/-1 percentage point	+/-0.02%

+/-2 percentage points	+/-0.04%

+/-3 percentage points	+/-0.06%

+/-4 percentage points	+/-0.08%

+/-5 percentage points or more	+/-0.10%

The performance adjusted advisory fee will be paid quarterly.

20 Annual Report 2007

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.25% for all classes until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

For the year ended December 31, 2007, there were no cumulative potential reimbursements for all share classes of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”)(a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $274,095 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $523.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $19,452.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $183,086,808 and sales of $169,425,944.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open Shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

22 Annual Report 2007

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distribution
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$7,610,233	$1,926,191	$9,536,424	$–	$9,536,424

2006	$835,760	$83,492	$919,252	$–	$919,252

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$8,489,456	$4,967,800	$13,457,256	$–	$(8,511)	$27,231,189	$40,679,934

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$102,299,797	$29,258,563	$(2,032,718)	$27,225,845

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October currency losses in the amount of $8,511.

24 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT International Growth Fund (formerly Gartmore GVIT International Growth Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 25

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

The Fund designates $1,926,191 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2007, the Fund had $0.01 per share of foreign source income.

26 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 27

Management Information (Unaudited) (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 29

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2007

NVIT International Value Fund
AnnualReport

December 31, 2007

Contents
10	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-EM (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

NVIT International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the NVIT International Value Fund (Class IV at NAV) returned 2.90% versus 11.63% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Value Funds (consisting of 71 funds as of Dec. 31, 2007) was 13.95% for the same period. [Please note that The Boston Company Asset Management was the Fund’s sole subadviser through nearly 11 months of 2007. In late November 2007, AllianceBernstein was appointed as a co-subadviser to the Fund, and management of 55% of the Fund’s assets was transferred to AllianceBernstein at that time.]

Can you describe the market environment during the reporting period?

In 2007, international markets, as represented by the MSCI EAFE Index, outperformed their U.S. counterparts for the sixth straight year, despite increasing market volatility and a slump in the fourth quarter. Nine of the 10 sectors of the benchmark index posted positive returns. Leading the way were the materials sector with 31.64% and the telecommunications services sector with 28.21%. Only the financials sector lost ground, registering -1.82%. While many major developed countries experienced gross domestic product (GDP) growth throughout the first half of 2007, the second half of the year—especially the last quarter—brought a widespread economic slowdown stemming from problems in the U.S. housing market.

The housing markets in the United Kingdom, Ireland, Spain and Japan encountered similar problems in the latter part of 2007. Financial institutions around the globe revealed billions in losses and write-offs related to U.S. mortgage lending. The net result was a significant tightening of credit and falling home prices that became a drag on overall global economic activity. In the eurozone, the fourth quarter saw a deterioration of the major business and consumer confidence surveys, an increase in headline inflation and a noticeable slowdown in earnings momentum. In the United Kingdom, the services and construction industries, the housing market and retail sales weakened markedly in the fourth quarter. In Japan, personal consumption remained muted, capital spending growth slowed, and residential housing investment softened. Against this backdrop, the U.S. dollar underperformed most major global currencies in 2007, including the British pound, the euro and the Japanese yen.

Among the major developed countries, Germany, Australia and Spain posted the strongest returns, up 35.25%, 28.63% and 23.95%, respectively. Engineering firm Siemens AG, mining company BHP Billiton Ltd. and telecommunications name Telefónica S.A. set the pace for each of these countries with 2007 returns of 62.90%, 78.92% and 57.06%, respectively. Japan was the lone major market to post a negative return in 2007, with -4.23%, as its financials sector—led by Mizuho Financial Group, Inc., with -32.42%, and Sumitomo Mitsui Financial Group Inc., with -25.79%—was especially hard hit by the global credit crunch.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s underweighting (relative to the benchmark index) of the financials sector and its overweighting of the energy sector made significantly positive contributions to Fund performance to overall returns, as did the Fund’s overweighting to Germany and relatively small stakes in Brazil and Belgium. Siemens and BHP Billiton (noted above) were among the Fund’s top performers, as were telecommunications companies Nokia Corp., with 69.10%, and Vodafone Group PLC, with 40.71%.

What areas detracted from Fund performance?

The Fund experienced negative returns from stock selection in several key areas. Among sectors, financials proved to be the most damaging, notwithstanding the Fund’s underweighting compared with the benchmark index. Financials sector holdings that detracted the most from Fund returns were Sumitomo Mitsui Financial Group (noted above); The Royal Bank of Scotland Group plc, with -28.61%; Mitsubishi UFJ Financial Group, Inc., with -23.32%;, and UBS AG, with -22.25%.

4 Annual Report 2007

What is your outlook for the near term?

Our outlook can best be described as cautious, but far from discouraged. While the significant tightening of credit and sharp decline in the housing market have created negative investor sentiment, we see increased opportunities to find undervalued industries and companies as market volatility continues. Already, we are observing signs of significant dislocations between the market price and the intrinsic value of companies in certain industries. Thus, we will continue to adhere to our long-term approach to investing and attempt to profit from opportunities that present themselves during this period of turbulence in the international markets.

Subadviser:

The Boston Company Asset Management;

Portfolio Manager:

D. Kirk Henry
(through Dec. 31, 2007)

Subadviser:

AllianceBernstein;

Portfolio Managers:

Sharon E. Fay, Kevin S. Simms, Henry S. D’Auria and
Eric J. Franco
(effective Jan. 1, 2008)

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with The Boston Company Asset Management or AllianceBernstein.

6 Annual Report 2007

Fund Performance
NVIT International Value Fund

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class I2	2.92%	18.72%	9.82%	1.01%

Class II [2]	2.71%	18.40%	9.54%	1.26%

Class III [2]	2.93%	18.67%	9.80%	1.01%

Class IV [3]	2.90%	18.65%	9.79%	1.02%

Class VI [2]	2.70%	18.39%	9.53%	1.26%

*	As of December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	These returns until the creation of the Class I, Class II and Class III shares (April 28, 2003) and through December 31, 2003 for the Class VI shares are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I, Class II, Class III and Class VI shares would have produced, because all classes of shares invest in the same portfolio of securities. Class II and Class VI share’s annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

[3]	The Fund’s predecessor, the Market Street International Portfolio, commenced operation on November 1, 1991. As of April 28, 2003, the NVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the NVIT International Value Fund took on the performance of the Market Street International Portfolio.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT International Value Fund, the Morgan Stanley Capital International Europe, Australasia Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors can not invest directly in market indexes.

(a)	The MSCI EAFE is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 7

NVIT International Value Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period($)	During Period(%)
NVIT International Value			Account Value($)	Account Value($)	07/01/07-	07/01/07-
Fund			07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class I	Actual		1,000.00	955.10	4.83	0.98
Class I	Hypothetical	(b)	1,000.00	1,020.26	5.00	0.98

Class II	Actual		1,000.00	954.00	5.91	1.20
Class II	Hypothetical	(b)	1,000.00	1,019.15	6.13	1.20

Class III	Actual		1,000.00	955.50	4.78	0.97
Class III	Hypothetical	(b)	1,000.00	1,020.31	4.95	0.97

Class IV	Actual		1,000.00	954.80	4.88	0.99
Class IV	Hypothetical	(b)	1,000.00	1,020.21	5.05	0.99

Class VI	Actual		1,000.00	954.50	5.96	1.21
Class VI	Hypothetical	(b)	1,000.00	1,019.10	6.18	1.21

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8 Annual Report 2007

NVIT International Value Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.0%
Other Investments*	6.5%
Repurchase Agreements	2.8%
Liabilities in excess of other assets**	-6.3%

100.0%

Top Industries

Commercial Banks	13.5%
Oil, Gas & Consumable Fuels	10.4%
Pharmaceuticals	6.2%
Metals & Mining	5.9%
Insurance	5.3%
Automobiles	4.4%
Diversified Telecommunication Services	4.2%
Electric Utilities	3.1%
Diversified Financial Services	3.0%
Chemicals	2.4%
Other	41.6%

100.0%

Top Holdings***

Royal Dutch Shell PLC, A Shares	2.3%
Sanofi-Aventis SA	2.1%
BP PLC	1.9%
Vodafone Group PLC	1.9%
GlaxoSmithKline PLC	1.8%
TOTAL SA	1.6%
Mitsubishi UFJ Financial Group, Inc.	1.5%
Allianz SE	1.5%
Sumitomo Mitsui Financial Group, Inc.	1.4%
Nissan Motor Co. Ltd.	1.2%
Other	82.8%

100.0%

Top Countries

Japan	21.5%
United Kingdom	21.4%
Germany	11.7%
France	9.4%
Switzerland	4.2%
Australia	3.8%
Italy	3.8%
Netherlands	3.5%
Canada	2.7%
Republic of Korea	2.2%
Other	15.8%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 9

Statement of Investments
December 31, 2007

NVIT International Value Fund

Common Stocks (97.0%)

	Shares	Value

Argentina (0.1%)
Energy Equipment & Services (0.1%)
Tenaris SA ADR	5,700	$254,961

Australia (3.8%) (a)
Airline (0.3%)
Qantas Airways Ltd.	306,800	1,457,301

Commercial Bank (0.6%)
National Australia Bank Ltd.	84,413	2,779,742

Containers & Packaging (0.4%) (b)
AmCor Ltd.	320,606	1,934,365

Diversified Telecommunication Services (0.1%)
Telstra Corp. Ltd.	104,742	429,124

Hotels, Restaurants & Leisure (0.4%) (b)
Tabcorp Holdings Ltd.	140,165	1,811,674

Insurance (0.4%) (b)
Insurance Australia Group Ltd.	298,449	1,073,861
SunCorp-Metway Ltd.	77,404	1,142,163

		2,216,024

Metals & Mining (1.2%)
BHP Billiton Ltd.	101,800	3,557,728
OneSteel Ltd.	170,600	914,711
Oxiana Ltd. (b)	286,400	862,556
Sims Group Ltd.	26,100	609,235

		5,944,230

Real Estate Investment Trust (REIT) (0.2%)
Mirvac Group	200,300	1,046,490

Transportation Infrastructure (0.2%)
Macquarie Airports	256,400	905,348

		18,524,298

Austria (0.3%) (a)
Metals & Mining (0.3%)
Voestalpine AG	20,600	1,476,224

Belgium (1.6%) (a)
Diversified Financial Services (1.2%)
Fortis	118,800	3,109,716
Fortis (XAMS)	101,402	2,662,002
Fortis - STRIPS WPR*	65,592	959

		5,772,677

Food & Staples Retailing (0.4%)
Delhaize Group	21,910	1,923,242

		7,695,919

Brazil (0.8%)
Commercial Banks (0.1%)
Banco do Brasil SA	24,300	415,244
Unibanco GDR	1,900	265,316

		680,560

Metals & Mining (0.1%)
Companhia Vale do Rio Doce	7,500	209,850

Oil, Gas & Consumable Fuels (0.2%)
Petroleo Brasileiro SA Preferred Shares	16,600	824,868

Steel & Iron (0.2%)
Gerdau SA ADR	17,700	513,477
Usinas Siderurgicas de Minas Gerais SA Preferred Shares	13,050	597,850

		1,111,327

Telecommunications (0.2%)
Tele Norte Leste Participacoes SA ADR	58,470	1,127,302

		3,953,907

Canada (2.7%)
Chemicals (0.1%)
Methanex Corp.	21,100	589,354

Commercial Banks (0.8%) (b)
Canadian Imperial Bank of Commerce	14,800	1,058,214
Royal Bank of Canada	27,300	1,403,874
Toronto-Dominion Bank	20,900	1,472,129

		3,934,217

Diversified Financial Services (0.6%)
Fairfax Financial Holdings Ltd. (b)	2,300	668,998
Onex Corp.	24,900	882,995
Sun Life Financial, Inc. (b)	27,200	1,535,737

		3,087,730

Diversified Minerals (0.5%)
Atco Ltd., Class A	9,500	531,565
Sherritt International Corp.	38,100	513,174
Teck Cominco Ltd., Class B (b)	33,200	1,192,131

		2,236,870

Insurance (0.2%)
ING Canada, Inc.	21,500	863,312

Metals & Mining (0.2%)
HudBay Minerals, Inc.	24,000	474,308
Inmet Mining Corp.	6,900	563,287

		1,037,595

10 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Canada (continued)
Oil, Gas & Consumable Fuels (0.3%)
Petro-Canada	27,100	$1,462,527

		13,211,605

China (0.2%) (a)
Diversified Telecommunication Services (0.1%)
China Telecom Corp. Ltd.	382,000	299,378

Oil, Gas & Consumable Fuels (0.1%)
China Petroleum & Chemical Corp.	474,000	702,726

		1,002,104

Finland (1.1%) (a)
Communications Equipment (0.2%)
Nokia OYJ (b)	30,200	1,160,085

Paper & Forest Products (0.9%)
Stora Enso OYJ	138,500	2,067,300
UPM-Kymmene OYJ	103,709	2,098,295

		4,165,595

		5,325,680

France (9.4%) (a)
Auto (0.5%)
Compagnie Generale des Etablissements Michelin (b)	20,100	2,297,768

Automobiles (0.8%)
Renault SA	26,200	3,715,373

Chemicals (0.2%)
Arkema	15,600	1,024,501

Commercial Banks (2.3%)
BNP Paribas(b)	17,070	1,851,907
Credit Agricole SA(b)	171,980	5,801,379
Societe Generale	23,200	3,355,054

		11,008,340

Diversified Telecommunication Services (0.8%)
France Telecom SA	116,098	4,164,099

Household Durables (0.1%)
Thomson	49,690	702,536

Machinery (0.3%)
Vallourec	5,400	1,460,348

Media - Non Cable (0.7%) (b)
Lagardere SCA	44,460	3,329,285

Oil, Gas & Consumable Fuels (1.6%)
TOTAL SA	94,200	7,799,005

Pharmaceutical (2.1%) (b)
Sanofi-Aventis SA	111,590	10,213,950

		45,715,205

Germany (11.7%) (a)
Air Freight & Logistics (0.7%)
Deutsche Post AG	95,890	3,264,207

Airline (0.5%)
Deutsche Lufthansa AG	82,900	2,205,959

Automobiles (0.8%)
Bayerische Motoren Werke AG	38,670	2,420,550
Daimler AG	15,551	1,500,477

		3,921,027

Capital Markets (0.8%)
Deutsche Bank AG	29,100	3,802,747

Chemicals (1.4%)
BASF SE	38,400	5,685,419
Lanxess AG	22,900	1,106,349

		6,791,768

Construction & Engineering (0.1%)
Bilfinger Berger AG	7,700	579,611

Diversified Telecommunication Services (1.1%)
Deutsche Telekom AG	249,340	5,490,921

Electric Utility (1.3%)
E. ON AG	29,577	6,288,088

Food Products (0.1%)
Suedzucker AG	29,300	694,194

Household Products (0.5%)
Henkel KGaA	42,950	2,408,519

Industrial Conglomerate (0.4%)
Siemens AG	11,270	1,784,533

Insurance (2.5%)
Allianz SE	33,740	7,274,578
Muenchener Rueckversicherungs AG	25,600	4,967,874

		12,242,452

Machinery (0.3%)
Heidelberger Druckmaschinen AG	39,650	1,327,481

Multi-Utility (1.0%)
RWE AG	35,394	4,985,362

Textiles, Apparel & Luxury Goods (0.2%) (b)
Adidas AG	12,150	897,473

		56,684,342

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Greece (0.4%) (a)
Electric Utility (0.4%)
Public Power Corp.	38,230	$2,005,586

Hong Kong (1.6%) (a)
Commercial Bank (0.6%)
BOC Hong Kong Holdings Ltd.	966,400	2,679,734

Diversified Telecommunication Services (0.1%)
China Netcom Group Corp. Hong Kong Ltd.	105,000	312,853

Electric Utility (0.1%)
Hong Kong Electric Holdings	109,000	623,828

Electrical Equipment (0.1%) (b)
Johnson Electric Holdings Ltd.	1,303,500	710,122

Industrial Conglomerate (0.5%)
Hutchison Whampoa Ltd.	196,600	2,214,899

Textiles, Apparel & Luxury Goods (0.2%)
Yue Yuen Industrial Holdings Ltd	263,000	941,900

		7,483,336

Ireland (0.1%) (a)
Commercial Bank (0.1%)
Bank of Ireland	35,155	521,625

Israel (0.2%) (a)
Commercial Bank (0.1%)
Bank Hapoalim BM	53,300	265,897

Wireless Telecommunication Services (0.1%)
Partner Communications Co.	28,000	620,888

		886,785

Italy (3.8%) (a)
Commercial Banks (0.8%)
Banco Popolare Scarl	74,970	1,656,626
UniCredit SpA	253,820	2,087,560

		3,744,186

Diversified Telecommunication Services (0.6%)
Telecom Italia SpA	981,350	3,042,175

Insurance (0.3%)
Unipol SpA	469,191	1,612,178

Media - Non Cable (0.5%) (b)
Mediaset SpA	209,790	2,113,198

Oil, Gas & Consumable Fuels (1.6%)
ENI SpA	165,270	6,031,142
Saras SpA(b)	290,190	1,680,445

		7,711,587

		18,223,324

Japan (21.5%)
Airline (0.3%) (a)
All Nippon Airways Co. Ltd.	416,000	1,533,166

Auto (0.7%) (a)
Aisin Seiki Co. Ltd.	40,200	1,664,594
NGK Spark Plug Co. Ltd.(b)	53,100	920,851
NOK Corp.	32,700	688,120

		3,273,565

Automobiles (2.5%) (a)
Honda Motor Co. Ltd.	64,600	2,134,338
Isuzu Motors Ltd. (b)	301,000	1,351,508
Nissan Motor Co. Ltd.	541,200	5,907,718
Toyota Motor Corp.	47,500	2,530,128

		11,923,692

Building Products (0.4%) (a)
JS Group Corp.	109,700	1,750,495

Capital Markets (1.5%) (a)
Dainippon Ink & Chemical, Inc.	140,000	698,068
Mitsubishi Chemical Holdings Corp.	302,000	2,304,473
Nomura Holdings, Inc.	163,700	2,743,139
Teijin Ltd.	238,200	1,015,326
Tosoh Corp. (b)	110,000	468,957

		7,229,963

Commercial Banks (3.2%) (a)
77 Bank Ltd. (The)	78,500	488,508
Mitsubishi UFJ Financial Group, Inc.	775,000	7,309,174
Mitsui Trust Holdings, Inc.	116,200	886,269
Sumitomo Mitsui Financial Group, Inc.	914	6,764,763

		15,448,714

Computers & Peripherals (1.0%) (a)
Fujitsu Ltd.	322,000	2,154,300
Toshiba Corp.	339,000	2,502,143

		4,656,443

Construction & Engineering (0.6%) (a)
Chiyoda Corp.	198,100	2,234,399
Obayashi Corp.	123,000	614,377

		2,848,776

12 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Japan (continued)
Construction Materials (0.1%) (a)
Taiheiyo Cement Corp.	217,700	$514,323

Consumer Finance (0.6%) (a) (b)
ORIX Corp.	16,800	2,825,925

Diversified Telecommunication Services (0.6%) (a)
Nippon Telegraph & Telephone Corp.	585	2,908,385

Electric Utilities (0.9%) (a)
Kyushu Electric Power Co., Inc.	69,200	1,699,012
Tokyo Electric Power Co., Inc.	104,100	2,695,121

		4,394,133

Electronic Equipment & Instruments (0.1%) (a)
Alps Electric Co. Ltd.	52,500	678,345

Food & Staples Retailing (1.1%)
AEON Mall Co. Ltd.(a)	171,900	2,507,853
Matsumotokiyoshi Holdings Co. Ltd.*	8,637	210,319
Seven & I Holdings Co. Ltd. (a)	89,000	2,586,014

		5,304,186

Household Durables (1.0%) (a)
Sekisui Chemical Co. Ltd.(b)	134,600	899,188
Sekisui House Ltd.	134,700	1,439,916
Sharp Corp. (b)	154,000	2,747,446

		5,086,550

Leisure Equipment & Products (0.2%) (a)
Namco Bandai Holdings, Inc.	63,700	988,286

Machinery (0.7%) (a)
Kubota Corp.	302,500	2,035,955
THK Co. Ltd.	65,500	1,324,034

		3,359,989

Marine (0.4%) (a)
Mitsui OSK Lines Ltd. (b)	168,000	2,124,191

Media - Non Cable (0.2%) (a)
Dentsu, Inc.	338	889,258

Metals & Mining (1.4%) (a)
JFE Holdings, Inc.	80,800	4,052,195
Nippon Steel Corp. (b)	369,000	2,258,930
Yamato Kogyo Co. Ltd.	14,400	583,093

		6,894,218

Natural Gas Utility (0.0%) (a)
Tokyo Gas Co. Ltd.	21,800	101,849

Office Electronics (0.4%) (a)
Canon, Inc.	26,808	1,227,075
Ricoh Co. Ltd.	37,900	692,008

		1,919,083

Oil, Gas & Consumable Fuels (0.4%) (a)
Inpex Holdings, Inc.	59	640,387
Nippon Metals & Mining Holdings, Inc.	184,000	1,167,194

		1,807,581

Paper & Forest Products (0.3%) (a)
Nippon Paper Group, Inc.	411	1,238,219

Pharmaceuticals (0.5%) (a)
Astellas Pharma, Inc.	12,000	520,517
Takeda Pharmaceutical Co. Ltd.	35,500	2,074,219

		2,594,736

Retail (0.1%) (a)
Shimamura Co. Ltd.	5,900	498,941

Road & Rail (0.8%) (a)
Central Japan Railway Co.	211	1,793,748
Nippon Express Co. Ltd.	439,600	2,243,189

		4,036,937

Semiconductors & Semiconductor Equipment (0.5%) (a)
Rohm Co. Ltd.	18,200	1,579,182
Tokyo Electron Ltd.	13,700	832,682

		2,411,864

Trading Companies & Distributors (1.0%) (a)
Itochu Corp.	170,000	1,640,659
Mitsubishi Corp.	78,500	2,124,863
Sumitomo Corp.	81,300	1,137,652

		4,903,174

		104,144,987

Malaysia (0.3%) (a)
Commercial Bank (0.3%)
Malayan Banking Berhad	429,400	1,485,277

Netherlands (3.5%) (a)
Aerospace & Defense (0.3%)
European Aeronautic Defense and Space Co. NV	45,860	1,463,490

Construction & Engineering (0.1%)
Koninklijke BAM Groep NV	26,500	617,171

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Netherlands (continued)
Diversified Financial Services (1.0%)
ING Groep NV	123,200	$4,800,049

Food & Staples Retailing (0.5%)
Koninklijke Ahold NV*	177,900	2,463,460

Industrial Conglomerate (0.2%)
Koninklijke Philips Electronics NV	16,950	726,238

Insurance (0.4%) (b)
Aegon NV	98,626	1,739,422

Media - Non Cable (0.3%)
Wolters Kluwer NV	44,100	1,450,542

Metals & Mining (0.7%)
ArcelorMittal	45,800	3,556,142

		16,816,514

Norway (0.6%) (a)
Oil, Gas & Consumable Fuels (0.6%)
Statoil ASA	100,400	3,098,531

Philippines (0.1%) (a)
Diversified Telecommunication Services (0.1%)
Philippine Long Distance Telephone Co.	4,200	321,610

Republic of Korea (2.2%)
Auto (0.1%) (a)
Hyundai Mobis	3,000	277,310

Automobiles (0.3%) (a)
Hyundai Motor Co. Ltd.	21,792	1,652,237

Commercial Bank (0.2%) (a)
Hana Financial Group, Inc.	18,200	977,542

Diversified Financial Services (0.2%) (a)
Woori Finance Holdings Co. Ltd.	46,100	925,744

Diversified Telecommunication Services (0.5%)
KT Corp. ADR	48,810	1,259,298
SK Telecom Co. Ltd. ADR	36,690	1,094,830

		2,354,128

Electric Utility (0.2%)
Korea Electric Power Corp. ADR*	40,880	852,348

Electronic Equipment & Instruments (0.1%) (a)
Samsung Electronics Co. Ltd., Preferred Shares	1,200	544,643

Semiconductors & Semiconductor Equipment (0.6%) (a)
Hynix Semiconductor, Inc.*	25,900	709,652
Samsung Electronics Co. Ltd.	3,684	2,168,837

		2,878,489

		10,462,441

Russian Federation (0.5%)
Diversified Minerals (0.1%) (a)
JSC MMC Norilsk Nickel ADR	1,700	459,574

Oil, Gas & Consumable Fuels (0.4%)
Lukoil ADR(a)	7,300	628,693
OAO Gazprom ADR	26,650	1,492,400

		2,121,093

		2,580,667

Singapore (0.7%) (a)
Commercial Bank (0.5%)
DBS Group Holdings Ltd.	187,140	2,656,905

Marine (0.2%)
Neptune Orient Lines Ltd. (b)	302,000	812,083

		3,468,988

South Africa (0.5%) (a)
Commercial Banks (0.3%)
Nedcor Ltd.	61,907	1,239,615
Standard Bank Group Ltd.	23,600	346,105

		1,585,720

Consumer Goods (0.0%)
Bidvest Group Ltd.	13,700	241,341

Insurance (0.2%)
Sanlam Ltd.	222,100	740,111

		2,567,172

Spain (1.0%) (a)
Commercial Bank (0.1%)
Banco Santander SA	26,712	576,867

Oil, Gas & Consumable Fuels (0.9%)
Repsol YPF SA	113,860	4,061,336

		4,638,203

Sweden (1.7%) (a)
Commercial Bank (0.4%)
Nordea Bank AB	105,600	1,770,233

Communications Equipment (0.4%)
Telefonakitiebolaget LM Ericsson, B Shares	865,400	2,026,101

14 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Sweden (continued)
Diversified Telecommunication Services (0.2%)
Tele2 AB	57,600	$1,146,599

Household Durables (0.2%)
Electroloux AB, Class B	60,900	1,010,390

Paper & Forest Products (0.5%)
Svenska Cellusoa AB, Class B	130,450	2,304,495

		8,257,818

Switzerland (4.2%) (a)
Capital Markets (1.2%)
Credit Suisse Group	59,100	3,558,343
UBS AG	48,180	2,221,960

		5,780,303

Chemicals (0.7%)
Ciba Specialty Chemicals AG	48,548	2,245,349
Clariant AG	122,250	1,128,897

		3,374,246

Food Products (0.8%)
Nestle SA	8,963	4,116,632

Insurance (0.3%)
Swiss Reinsurance	19,667	1,391,637

Pharmaceutical (1.2%)
Novartis AG	104,670	5,725,387

		20,388,205

Taiwan (0.9%)
Computers & Peripherals (0.2%) (a)
Compal Electronics, Inc.	1,177,940	1,282,974

Electronic Equipment & Instruments (0.1%) (a)
AU Optronics Corp.	287,000	553,627

Semiconductors & Semiconductor Equipment (0.5%)
Powerchip Semiconductor Corp. (a)	939,000	395,836
Siliconware Precision Industries Co. (a)	154,000	270,583
United Microelectronics Corp.	1,452,000	902,294
United Microelectronics Corp. ADR	246,231	851,960

		2,420,673

Steel & Iron (0.1%) (a)
China Steel Corp.	206,000	274,107

		4,531,381

Thailand (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
PTT Public Co. Ltd.	55,300	611,279

United Kingdom (21.4%) (a)
Aerospace & Defense (0.5%)
BAE Systems PLC	248,000	2,460,884

Beverages (0.1%)
Marston’s PLC	93,000	610,039

Commercial Banks (3.8%)
Barclays PLC	341,400	3,447,565
HBOS PLC	348,139	5,061,802
HSBC Holdings PLC	260,422	4,386,250
Royal Bank of Scotland Group PLC	642,487	5,672,258

		18,567,875

Commercial Services & Supplies (0.1%)
Rentokil Initial PLC	193,040	460,367

Electric Utility (0.2%)
British Energy PLC	104,175	1,140,644

Food & Staples Retailing (0.3%)
Tesco PLC	145,874	1,387,495

Food Products (1.6%)
Associated British Foods PLC	116,000	2,069,037
Unilever PLC	152,072	5,702,870

		7,771,907

Hotels, Restaurants & Leisure (0.6%)
Punch Taverns PLC	181,491	2,761,775

Insurance (1.0%)
Friends Provident PLC	405,859	1,323,386
Old Mutual PLC	648,640	2,160,889
Royal & Sun Alliance Insurance Group PLC	463,500	1,353,791

		4,838,066

Internet & Catalog Retail (0.3%)
Home Retail Group	195,900	1,273,047

Media - Non Cable (1.3%)
ITV PLC	862,100	1,460,810
Reed Elsevier PLC	138,568	1,860,870
Trinity Mirror PLC	235,060	1,618,163
WPP Group PLC	103,350	1,323,897

		6,263,740

Metals & Mining (2.0%)
Anglo American PLC	46,361	2,813,899
BHP Billiton PLC	41,100	1,253,153
Rio Tinto PLC	21,400	2,251,964
Xstrata PLC	45,500	3,192,461

		9,511,477

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

United Kingdom (continued)
Multi-Utility (0.2%)
Centrica PLC	171,000	$1,217,932

Multiline Retail (0.1%)
Debenhams PLC	443,780	708,372

Oil, Gas & Consumable Fuels (4.2%)
BP PLC	755,900	9,236,369
Royal Dutch Shell PLC, A Shares	259,732	10,948,282
Royal Dutch Shell PLC, Class A	359	15,154

		20,199,805

Pharmaceuticals (2.4%)
AstraZeneca PLC	68,200	2,935,232
GlaxoSmithKline PLC	352,289	8,946,045

		11,881,277

Retail (0.4%)
Kingfisher PLC	610,239	1,749,724

Tobacco (0.4%)
British American Tobacco PLC	54,400	2,126,454

Wireless Telecommunication Services (1.9%)
Vodafone Group PLC	2,395,853	8,992,948

		103,923,828

Total Common Stocks		470,261,802

Repurchase Agreements (2.8%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $763,375, collateralized by Government National Mortgage Association with a market value of $778,460	$763,196	763,196
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $6,727,579, collateralized by U.S. Government Agencies with a market value of $6,860,522	6,726,002	6,726,002

Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $5,886,631, collateralized by U.S. Government Agency Mortgages with a market value of $6,002,957	$5,885,251	5,885,251

Total Repurchase Agreements		13,374,449

Securities Purchased With Collateral For Securities On
Loan (6.5%)
Repurchase Agreement (6.5%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $31,633,650, collateralized by U.S. Government Agency Mortgages with a market value of $32,257,810	31,625,304	31,625,304

Total Securities Purchased With Collateral For Securities On Loan		31,625,304

Total Investments (Cost $520,777,888) (c) - 106.3%		515,261,555
Liabilities in excess of other assets — (6.3)%		(30,601,330)

NET ASSETS — 100.0%		$484,660,225

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of December 31, 2007.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

STRIPS	Separately Traded Registered Interest and Principal Securities

See accompanying notes to financial statements.

16 Annual Report 2007

At December 31, 2007, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australia Dollar	03/17/08	(14,429,000)	(12,331,215)	(12,603,980)	(272,765)
British Pound	03/17/08	(12,868,000)	(25,689,841)	(25,558,001)	131,840
Canadian Dollar	03/17/08	(23,383,000)	(23,186,609)	(23,714,761)	(528,152)
Euro	03/17/08	(17,487,000)	(25,709,562)	(25,582,358)	127,204
Japanese Yen	03/17/08	(3,755,551,000)	(34,187,740)	(33,906,759)	280,981
New Zealand Dollar	03/17/08	(16,666,000)	(12,444,102)	(12,703,657)	(259,555)
Norwegian Krone	03/17/08	(14,940,000)	(2,668,715)	(2,746,745)	(78,030)
Swedish Krone	03/17/08	(26,957,000)	(4,218,411)	(4,174,505)	43,906
Swiss Franc	03/17/08	(3,262,000)	(2,911,231)	(2,894,977)	16,254

Total Short Contracts			$(143,347,426)	$(143,885,743)	$(538,317)

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Long Contracts:
Australia Dollar	03/17/08	14,429,000	12,698,487	12,603,980	(94,507)
British Pound	03/17/08	12,868,000	26,380,301	25,558,001	(822,300)
Canadian Dollar	03/17/08	24,273,000	24,259,879	24,617,389	357,510
Euro	03/17/08	39,210,000	56,861,556	57,361,712	500,156
New Zealand Dollar	03/17/08	16,666,000	12,857,502	12,703,657	(153,845)
Norwegian Krone	03/17/08	69,727,000	12,595,705	12,819,429	223,724

Total Long Contracts			$145,653,430	$145,664,168	$10,738

See accompanying notes to financial statements

2007 Annual Report 17
Statement of Assets and Liabilities
December 31, 2007

NVIT International
Value Fund

Assets:
Investments, at value (cost $475,778,135)*	$470,261,802
Repurchase agreements, at cost and value	44,999,753

18 Annual Report 2007

NVIT International
Value Fund

Total Investments	515,261,555

2007 Annual Report 19

NVIT International
Value Fund

Foreign currencies, at value (cost $3,805,941)	3,831,060
Interest and dividends receivable	615,615
Receivable for capital shares issued	812,697
Receivable for investments sold	735,406
Unrealized appreciation on forward foreign currency contracts	1,822,537
Reclaims receivable	181,673
Prepaid expenses and other assets	1,233

20 Annual Report 2007

NVIT International
Value Fund

Total Assets	523,261,776

2007 Annual Report 21

Statement of Assets and Liabilities
December 31, 2007

NVIT International
Value Fund

Assets:
Investments, at value (cost $475,778,135)*	$470,261,802
Repurchase agreements, at cost and value	44,999,753

Total Investments	515,261,555

Foreign currencies, at value (cost $3,805,941)	3,831,060
Interest and dividends receivable	615,615
Receivable for capital shares issued	812,697
Receivable for investments sold	735,406
Unrealized appreciation on forward foreign currency contracts	1,822,537
Reclaims receivable	181,673
Prepaid expenses and other assets	1,233

Total Assets	523,261,776

Liabilities:
Payable to custodian	226,239
Payable for investments purchased	3,622,941
Unrealized depreciation on forward foreign currency contracts	2,350,116
Payable upon return of securities loaned (Note 2)	31,625,304
Payable for capital shares redeemed	254,230
Accrued expenses and other payables:
Investment advisory fees	309,755
Fund administration and transfer agent fees	17,133
Distribution fees	60,170
Administrative servicing fees	100,969
Custodian fees	5,728
Compliance program costs	2,172
Other	26,794

Total Liabilities	38,601,551

Net Assets	$484,660,225

Represented by:
Capital	$442,553,947
Accumulated net investment income	584,002
Accumulated net realized gains from investment transactions and foreign currency transactions	47,535,689
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(6,013,413)

Net Assets	$484,660,225

Net Assets:
Class I Shares	$2,902,902
Class II Shares	2,488,431
Class III Shares	138,847,001
Class IV Shares	57,819,423
Class VI Shares	282,602,468

Total	$484,660,225

Shares outstanding (unlimited number of shares authorized):
Class I Shares	166,060
Class II Shares	142,691
Class III Shares	7,967,104
Class IV Shares	3,309,343
Class VI Shares	16,262,082

Total	27,847,280

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$17.48
Class II Shares	$17.44
Class III Shares	$17.43
Class IV Shares	$17.47
Class VI Shares	$17.38

*	Includes value of securities on loan of $29,858,798 (Note 2).

See accompanying notes to financial statements.

18 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

NVIT International
Value Fund

INVESTMENT INCOME:
Interest income	$735,518
Dividend income	13,832,384
Income from securities lending (Note 2)	339,343
Foreign tax withholding	(1,055,663)

Total Income	13,851,582

Expenses:
Investment advisory fees	3,426,479
Fund administration and transfer agent fees	253,240
Distribution fees Class II Shares	6,965
Distribution fees Class VI Shares	552,791
Administrative servicing fees Class I Shares	5,251
Administrative servicing fees Class II Shares	3,965
Administrative servicing fees Class III Shares	245,268
Administrative servicing fees Class IV Shares	96,988
Administrative servicing fees Class VI Shares	317,830
Custodian fees	18,964
Trustee fees	22,323
Compliance program costs (Note 3)	2,025
Other	97,599

Total expenses before earnings credit	5,049,688
Earnings credit (Note 6)	(120)

Net Expenses	5,049,568

Net Investment Income	8,802,014

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	53,703,234
Net realized gains on foreign currency transactions	605,299

Net realized gains on investment and foreign currency transactions	54,308,533
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(53,051,614)

Net realized/unrealized gains on investments and translation of assets and liabilities denominated in foreign currencies	1,256,919

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,058,933

See accompanying notes to financial statements.

2007 Annual Report 27

Statements of Changes in Net Assets

	NVIT International
	Value Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,802,014	$5,228,316
Net realized gains on investment and foreign currency transactions	54,308,533	33,825,686
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(53,051,614)	21,481,221

Change in net assets resulting from operations	10,058,933	60,535,223

Distributions to shareholders from:
Net investment income:
Class I	(70,192)	(85,866)
Class II	(45,860)	(51,959)
Class III	(3,408,287)	(2,882,315)
Class IV	(1,356,832)	(1,399,739)
Class VI	(4,501,158)	(1,546,737)
Net realized gains:
Class I	(236,344)	(266,274)
Class II	(189,984)	(183,372)
Class III	(11,553,312)	(8,950,355)
Class IV	(4,387,787)	(4,384,367)
Class VI	(14,829,378)	(5,073,827)

Change in net assets from shareholder distributions	(40,579,134)	(24,824,811)

Change in net assets from capital transactions	132,798,708	113,805,438

Change in net assets	102,278,507	149,515,850

Net Assets:
Beginning of period	382,381,718	232,865,868

End of period	$484,660,225	$382,381,718

Accumulated net investment income at end of period	$584,002	$483,264

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$40,307	$2,999
Dividends reinvested	306,535	352,140
Cost of shares redeemed	(1,252,416)	(1,219,298)

	(905,574)	(864,159)

Class II Shares
Proceeds from shares issued	–	10
Dividends reinvested	236,185	235,331
Cost of shares redeemed	(567,569)	(451,731)

	(331,384)	(216,390)

Class III Shares
Proceeds from shares issued	17,774,494	50,239,173
Dividends reinvested	14,961,577	11,832,664
Cost of shares redeemed (a)	(54,004,036)	(25,715,267)

	(21,267,965)	36,356,570

See accompanying notes to financial statements.

20 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	NVIT International
	Value Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$743,735	$996,727
Dividends reinvested	5,744,689	5,784,106
Cost of shares redeemed	(12,228,571)	(14,128,707)

	(5,740,147)	(7,347,874)

Class VI Shares
Proceeds from shares issued	149,285,080	85,048,295
Dividends reinvested	19,330,489	6,620,561
Cost of shares redeemed (a)	(7,571,791)	(5,791,565)
	161,043,778	85,877,291

Change in net assets from capital transactions	$132,798,708	$113,805,438

SHARE TRANSACTIONS:
Class I Shares
Issued	2,178	117
Reinvested	16,758	21,668
Redeemed	(67,404)	(69,240)

	(48,468)	(47,455)

Class II Shares
Issued	–	1
Reinvested	12,936	14,561
Redeemed	(30,889)	(26,369)

	(17,953)	(11,807)

Class III Shares
Issued	954,997	2,868,523
Reinvested	820,521	729,902
Redeemed	(2,945,679)	(1,474,980)

	(1,170,161)	2,123,445

Class IV Shares
Issued	39,506	55,499
Reinvested	314,163	356,063
Redeemed	(662,106)	(805,890)

	(308,437)	(394,328)

Class VI Shares
Issued	8,095,411	4,846,861
Reinvested	1,063,941	409,211
Redeemed	(412,209)	(332,891)

	8,747,143	4,923,181

Total change in shares	7,202,124	6,593,036

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 21

Financial Highlights
(Selected data for share of capital stock outstanding throughout the periods indicated)

NVIT International Value Fund

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class I Shares
Period ended December 31, 2003(f)	$9.25	0.02	3.90	3.92	–
Year ended December 31, 2004	$13.26	0.18	2.46	2.64	(0.33)
Year ended December 31, 2005	$15.58	0.35	1.43	1.78	(0.21)
Year ended December 31, 2006	$16.60	0.35	3.18	3.53	(0.37)
Year ended December 31, 2007	$18.58	0.41	0.18	0.59	(0.39)
Class II Shares
Period ended December 31, 2003(f)	$9.25	0.01	3.87	3.88	–
Year ended December 31, 2004	$13.22	0.14	2.46	2.60	(0.30)
Year ended December 31, 2005	$15.53	0.23	1.51	1.74	(0.18)
Year ended December 31, 2006	$16.54	0.30	3.17	3.47	(0.33)
Year ended December 31, 2007	$18.50	0.36	0.19	0.55	(0.31)
Class III Shares
Period ended December 31, 2003(f)	$9.25	0.05	3.84	3.89	–
Year ended December 31, 2004	$13.23	0.18	2.45	2.63	(0.33)
Year ended December 31, 2005	$15.54	0.24	1.54	1.78	(0.21)
Year ended December 31, 2006	$16.56	0.34	3.18	3.52	(0.37)
Year ended December 31, 2007	$18.53	0.41	0.18	0.59	(0.39)
Class IV Shares
Year ended December 31, 2003(e)	$9.85	0.18	3.41	3.59	(0.27)
Year ended December 31, 2004	$13.26	0.22	2.39	2.61	(0.31)
Year ended December 31, 2005	$15.57	0.25	1.52	1.77	(0.19)
Year ended December 31, 2006	$16.60	0.34	3.18	3.52	(0.37)
Year ended December 31, 2007	$18.57	0.40	0.20	0.60	(0.40)
Class VI Shares
Period ended December 31, 2004(h)	$13.63	0.13	1.95	2.08	(0.17)
Year ended December 31, 2005	$15.55	0.20	1.55	1.75	(0.19)
Year ended December 31, 2006	$16.56	0.30	3.17	3.47	(0.36)
Year ended December 31, 2007	$18.49	0.31	0.24	0.55	(0.36)

[Additional columns below]

[Continued from above table, first column(s) repeated]

						Net Assets	Ratio of
	Net			Net Asset		at End of	Expenses
	Realized	Total	Redemption	Value, End	Total	Period	to Average
	Gains	Distributions	Fees	of Period	Return(a)	(000s)	Net Assets (b)

Class I Shares
Period ended December 31, 2003(f)	–	–	0.09	$13.26	45.08%	$542	1.20%
Year ended December 31, 2004	–	(0.33)	0.01	$15.58	20.29%	$6,247	0.86%
Year ended December 31, 2005	(0.55)	(0.76)	–	$16.60	12.09%	$4,349	0.91%
Year ended December 31, 2006	(1.18)	(1.55)	–	$18.58	22.67%	$3,985	1.01%
Year ended December 31, 2007	(1.30)	(1.69)	–	$17.48	2.92%	$2,903	0.99%
Class II Shares
Period ended December 31, 2003(f)	–	–	0.09	$13.22	44.64%	$1,523	1.45%
Year ended December 31, 2004	–	(0.30)	0.01	$15.53	20.00%	$3,368	1.10%
Year ended December 31, 2005	(0.55)	(0.73)	–	$16.54	11.79%	$2,852	1.17%
Year ended December 31, 2006	(1.18)	(1.51)	–	$18.50	22.40%	$2,972	1.26%
Year ended December 31, 2007	(1.30)	(1.61)	–	$17.44	2.71%	$2,488	1.23%
Class III Shares
Period ended December 31, 2003(f)	–	–	0.09	$13.23	44.75%	$9,620	1.13%
Year ended December 31, 2004	–	(0.33)	0.01	$15.54	20.26%	$69,043	0.86%
Year ended December 31, 2005	(0.55)	(0.76)	–	$16.56	12.05%	$116,151	0.93%
Year ended December 31, 2006	(1.18)	(1.55)	–	$18.53	22.75%	$169,278	1.01%
Year ended December 31, 2007	(1.30)	(1.69)	–	$17.43	2.93%	$138,847	0.99%
Class IV Shares
Year ended December 31, 2003(e)	–	(0.27)	0.09	$13.26	38.52%	$77,347	1.12%
Year ended December 31, 2004	–	(0.31)	0.01	$15.57	20.04%	$73,953	1.00%
Year ended December 31, 2005	(0.55)	(0.74)	–	$16.60	11.97%	$66,597	1.03%
Year ended December 31, 2006	(1.18)	(1.55)	–	$18.57	22.74%	$67,200	1.02%
Year ended December 31, 2007	(1.30)	(1.70)	–	$17.47	2.90%	$57,819	0.99%
Class VI Shares
Period ended December 31, 2004(h)	–	(0.17)	0.01	$15.55	15.45%	$13,117	1.11%
Year ended December 31, 2005	(0.55)	(0.74)	–	$16.56	11.80%	$42,916	1.19%
Year ended December 31, 2006	(1.18)	(1.54)	–	$18.49	22.41%	$138,946	1.26%
Year ended December 31, 2007	(1.30)	(1.66)	–	$17.38	2.70%	$282,602	1.23%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratio of Net
	Ratio of Net	Ratio of	Investment
	Investment	Expenses	Income
	Income	(Prior to	(Prior to
	to Average	Reimbursements)	Reimbursements)
	Net	to Average	to Average	Portfolio
	Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Period ended December 31, 2003(f)	0.56%	(g)	(g)	91.20%
Year ended December 31, 2004	1.33%	(g)	(g)	42.68%
Year ended December 31, 2005	1.92%	(g)	(g)	48.94%
Year ended December 31, 2006	1.95%	(g)	(g)	48.61%
Year ended December 31, 2007	2.10%	0.99%	2.10%	157.60%
Class II Shares
Period ended December 31, 2003(f)	0.20%	(g)	(g)	91.20%
Year ended December 31, 2004	1.69%	(g)	(g)	42.68%
Year ended December 31, 2005	1.40%	(g)	(g)	48.94%
Year ended December 31, 2006	1.68%	(g)	(g)	48.61%
Year ended December 31, 2007	1.85%	1.23%	1.85%	157.60%
Class III Shares
Period ended December 31, 2003(f)	1.30%	(g)	(g)	91.20%
Year ended December 31, 2004	1.42%	(g)	(g)	42.68%
Year ended December 31, 2005	1.64%	(g)	(g)	48.94%
Year ended December 31, 2006	1.87%	(g)	(g)	48.61%
Year ended December 31, 2007	2.14%	0.99%	2.14%	157.60%
Class IV Shares
Year ended December 31, 2003(e)	1.62%	(g)	(g)	91.20%
Year ended December 31, 2004	1.56%	(g)	(g)	42.68%
Year ended December 31, 2005	1.56%	(g)	(g)	48.94%
Year ended December 31, 2006	1.93%	(g)	(g)	48.61%
Year ended December 31, 2007	2.09%	0.99%	2.09%	157.60%
Class VI Shares
Period ended December 31, 2004(h)	0.63%	(g)	(g)	42.68%
Year ended December 31, 2005	1.41%	(g)	(g)	48.94%
Year ended December 31, 2006	1.40%	(g)	(g)	48.61%
Year ended December 31, 2007	1.73%	1.23%	1.73%	157.60%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The NVIT International Value Fund retained the history of the Market Street International Fund and the existing shares of the Fund were designated Class IV shares.
(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes to financial statements.

22 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the NVIT International Value Fund (the “Fund”) (formerly “GVIT International Value Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

Valuation Time. The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes: however, in those instances, the aggregate initial margin and premiums required to establish those positions may not

24 Annual Report 2007

exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short, if any, includes the deposits with brokers and securities held long would be shown in the Statement of Investments for the Fund.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with

2007 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2007

respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of
Value of Loaned Securities	Collateral

$29,858,798	$31,625,304

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

26 Annual Report 2007

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. and indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers, for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated. Below is a list of the subadvisers to the Fund:

Subadvisers

- The Boston Company

- Alliance Bernstein L.P. after November 14, 2007

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Fee Schedule	Fees

Up to $500 million	0.75%

$500 million up to $2 billion	0.70%

$2 billion or more	0.65%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadvisors $1,713,229 for the year end December 31, 2007.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

2007 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2007

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III, and Class VI shares of the Fund and up to 0.20% of Class IV shares of the Fund.

For the year ended December 31, 2007, NFS received $1,133,916 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $2,025.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $43,492.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $789,372,535 and sales of $689,586,353.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

28 Annual Report 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share

2007 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2007

(NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$16,115,997	$24,463,137	$40,579,134	$—	$40,579,134

2006	$12,445,945	$12,378,866	$24,824,811	$—	$24,824,811

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$18,786,260	$35,440,245	$54,226,505	$—	$(2,829,111)	$(9,291,116)	$42,106,278

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$524,583,170	$26,732,451	$(36,054,066)	$(9,321,615)

30 Annual Report 2007

As of December 31, 2007, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires

Market Street International	1,888,861	2011

Market Street International	597,248	2013

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October currency losses in the amount of $343,002.

2007 Annual Report 31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Value Fund (formerly GVIT International Value Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

32 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

The Fund designates $24,463,137 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2007, the Fund had $0.03 per share of foreign source income.

2007 Annual Report 33

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

34 Annual Report 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 35

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

36 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 37

Nationwide NVIT Investor Destinations Aggressive Fund
AnnualReport

December 31, 2007

Contents
11	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IDA (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Investor Destinations Aggressive Fund (Class II at NAV) returned 5.96% versus 5.59% for its composite benchmark, which consists of 95% Standard & Poor’s 500® (S&P 500) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Core Funds (consisting of 33 funds as of Dec. 31, 2007) was 9.00% for the same period.

Can you describe the market environment during the reporting period?

U.S. large-capitalization stocks, as represented by the broad-market S&P 500 Index, gained 5.49% during the reporting period, despite significant headwinds that included persistent weakness in the housing sector, a deterioration of financial conditions and escalating fears about the global economic outlook. Equity markets benefited from the strong first half of 2007, which, in most cases, helped to generate positive performance for the year as a whole. Shares of mid-cap companies generally outperformed those of large-and small-cap companies during the reporting period, with the Standard & Poor’s MidCap 400 (S&P 400) Index gaining 7.98% versus the 5.49% and -0.30% returns of the S&P 500 Index and the Standard & Poor’s SmallCap 600 (S&P 600) Index, respectively.

In 2007, international markets outperformed their U.S. counterparts for the sixth straight year, despite increasing market volatility and a slump at the end of the year. While many major regions experienced gross domestic product (GDP) growth throughout the first half of the year, the second half— and especially the fourth quarter— brought widespread economic slowdown stemming from the subprime mortgage problems in the United States. In most of Europe, the fourth quarter of 2007 saw a deterioration of the major business and consumer confidence surveys, an increase in headline inflation and a noticeable slowdown in earnings momentum. In the United Kingdom, the services and construction industries weakened markedly during the fourth quarter, and the housing market and retail sales growth both lost momentum. In Japan, personal consumption remained muted, capital spending growth slowed, and residential investment softened in the wake of tighter planning regulations. Against this backdrop, the U.S. dollar underperformed most major global currencies in 2007, including the British pound, the euro and the Japanese yen.

During the reporting period, the Federal Reserve Board shifted its focus from fighting inflation to providing liquidity and reducing short-term interest rates, in an effort to shore up the reeling credit markets and combat economic weakness in the United States. During the reporting period, the Federal Reserve lowered the target federal funds rate by 100 basis points, or 1.00%, taking the rate from 5.25% to 4.25% in an effort to increase liquidity in the credit markets.

What areas of investment provided the most positive relative returns for the Fund?

With the Fund’s approximately 30% allocation to the international stock markets, the Nationwide International Index Fund’s return of 10.67% and the NVIT International Index Fund’s return of 9.89% provided the greatest positive contributions to the Fund during the reporting period.

What areas detracted from Fund performance?

Only one of the Fund’s underlying investments— the Nationwide Small Cap Index Fund— posted a negative return, with - 1.99%, the most significant drag on overall Fund performance during the reporting period. The relatively small allocation (approximately 5%) to the Nationwide Bond Index Fund, which returned 6.76%, proved to be the smallest positive contributor to overall Fund returns.

What is your outlook for the near term?

We believe that the investing outlook for the first half of 2008 is uncertain. The storm clouds hanging over the housing and mortgage markets serve as a reminder that a U.S. recession could be close at hand.

Although international markets may fare somewhat better than those in the United States, they already are experiencing increased volatility and a general slowdown in economic growth. We urge investors to be patient and to expect modest returns in 2008.

It is precisely this kind of uncertainty in the markets that led us to create the Nationwide NVIT Investor Destinations Funds in 2001. Each of these Funds is structured as a “fund of funds” and is designed to provide a diversified range of asset allocation investment options for investors, based on their chosen risk profile. By combining underlying investments in major asset classes that behave

4 Annual Report 2007

Nationwide NVIT Investor Destinations Aggressive Fund

differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe that this particular Fund’s substantially equity-oriented allocations across U.S. and international markets, with a modest fixed-income allocation, position the Fund well to deliver the potential for strong, risk-adjusted returns for the aggressive investor over the long term.

The table below lists the current target allocation ranges for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. (Note that in April 2007, many of the underlying investments of the Fund were transferred from one set of Nationwide funds to a second, insurance-dedicated, set of NVIT funds. Several of these NVIT funds were created specifically for this transfer and, thus, did not have a full year of operations.)

Nationwide NVIT Investor Destinations Aggressive Fund

Performance of Underlying Investments for Periods Ended Dec. 31, 2007

		Target
		Allocation	1-Year	5-Year	Since	Inception
Asset Class	Underlying Investment	Ranges*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT S&P 500 Index Fund	35%-45%	5.11%	N/A	9.07%	4/28/06

International Stocks	Nationwide International Index Fund	25%-35%	10.67%	21.20%	4.83%	12/29/99

	NVIT International Index Fund	25%-35%	9.89%	N/A	12.17%	4/28/06

Mid-Cap Stocks	NVIT Mid Cap Index Fund	10%-20%	7.37%	N/A	5.31%	4/28/06

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%-15%	-1.99%	15.86%	6.20%	12/29/99

	NVIT Small Cap Index Fund	5%-15%	N/A	N/A	-5.97%	4/19/07

Bonds	Nationwide Bond Index Fund	0%-10%	6.76%	4.18%	6.26%	12/29/99

	NVIT Bond Index Fund	0%-10%	N/A	N/A	4.99%	4/19/07

*	Fund target allocation ranges are subject to change at any time without notice.
**	Performance is not shown because the Fund has been in operation for less than one year.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class or ID Class shares for each underlying investment. Performance returns assume the reinvestment of all distributions.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Portfolio Manager:

Thomas R. Hickey, Jr.

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide NVIT Investor Destinations Funds, investors are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Nationwide NVIT Investor Destinations Funds comprises an investment in one or a combination of the following: the Nationwide NVIT Enhanced Income Fund (a short-term fixed-income fund), the Nationwide NVIT Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

The Fund’s composite benchmark consists of 95% Standard & Poor’s 500® Index and 5% Lehman Brothers (LB) U.S. Aggregate Index.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500® Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Standard & Poor’s SmallCap 600 Index: An unmanaged, market capitalization-weighted index that measures the performance of 600 stocks of small-sized U.S. companies (those with a market cap of $300 million to $2.0 billion).

6 Annual Report 2007

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Annual Report 7

Nationwide NVIT Investor Destinations Aggressive Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class II [3]	5.96%	14.98%	8.73%	0.86%

Class VI [4]	5.97%	15.03%	8.77%	0.85%

*	As of December 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	Existing shares were designated Class II shares as of April 30, 2004.

[4]	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index)(a), S&P 500 Index (S&P 500)(b), the Aggressive Composite Index(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate Bond (5%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2007

Nationwide NVIT Investor Destinations Aggressive Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide NVIT Investor			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Destinations Aggressive			07/01/07	12/31/07	07/01/07 -	07/01/07 -
Fund					12/31/07[a,c]	12/31/07[a,c]

Class II	Actual		1,000.00	980.60	2.85	0.57
	Hypothetical	[b]	1,000.00	1,022.33	2.91	0.57

Class VI	Actual		1,000.00	980.40	2.65	0.53
	Hypothetical	[b]	1,000.00	1,022.53	2.70	0.53

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 9

Nationwide NVIT Investor Destinations Aggressive Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	100.1%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	95.0%
Fixed Income Fund	5.1%
Other	-0.1%

100.0%

Top Holdings

NVIT S&P 500 Index Fund, ID Class	39.9%
Nationwide International Index Fund, Institutional Class	24.9%
NVIT Mid Cap Index Fund, ID Class	15.0%
NVIT Small Cap Index Fund, ID Class	10.0%
NVIT International Index Fund, ID Class	5.2%
Nationwide NVIT Bond Index Fund, ID Class	5.1%
Other	-0.1%

100.0%

10 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Investor Destinations Aggressive Fund

Mutual Funds (100.1%) (a)

	Shares	Value

Equity Funds (95.0%)
Nationwide International Index Fund, Institutional Class	17,068,103	$193,552,286
NVIT Mid Cap Index Fund, ID Class	6,066,751	116,360,287
NVIT S&P 500 Index Fund, ID Class	30,357,373	309,948,779
NVIT Small Cap Index Fund, ID Class	8,335,303	77,518,320
NVIT International Index Fund, ID Class	3,440,499	40,081,818

		737,461,490

Fixed Income Fund (5.1%)
Nationwide NVIT Bond Index Fund, ID Class	3,854,654	39,124,737

Total Investments (Cost $742,161,504) (b) — 100.1%		776,586,227
Liabilities in excess of other assets — (0.1)%		(396,441)

NET ASSETS — 100.0%		$776,189,786

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Investor
Destinations
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $742,161,504)	$776,586,227
Receivable for capital shares issued	405,643
Receivable for investments sold	1,229,213
Prepaid expenses and other assets	1,681

Total Assets	778,222,764

Liabilities:
Payable for investments purchased	1,488,684
Payable for capital shares redeemed	146,168
Accrued expenses and other payables:
Investment advisory fees	86,342
Fund accounting and transfer agent fees	572
Distribution fees	166,045
Administrative servicing fees	99,603
Compliance program costs	5,315
Other	40,249

Total Liabilities	2,032,978

Net Assets	$776,189,786

Represented by:
Capital	$634,179,750
Accumulated net investment income	574,796
Accumulated net realized gains from investment transactions	107,010,517
Net unrealized appreciation on investments	34,424,723

Net Assets	$776,189,786

Net Assets:
Class II Shares	$762,322,072
Class VI Shares	13,867,714

Total	$776,189,786

Shares outstanding (unlimited number of shares authorized):
Class II Shares	56,052,400
Class VI Shares	1,024,051

Total	57,076,451

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.60
Class VI Shares	$13.54

See accompanying notes to financial statements.

12 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Investor
Destinations
Aggressive Fund

INVESTMENT INCOME:
Dividend income	$306,824
Dividend income from affiliates	16,509,638

Total Income	16,816,462

Expenses:
Investment advisory fees	1,012,404
Fund accounting and transfer agent fees	2,042
Distribution fees Class II Shares	1,916,811
Distribution fees Class VI Shares	30,140
Administrative servicing fees Class II Shares	1,154,016
Administrative servicing fees Class VI Shares	16,968
Custodian fees	34,043
Trustee fees	39,068
Compliance program costs (Note 3)	4,447
Other	113,396

Total expenses before earnings credit	4,323,335

Earnings credit (Note 6)	(465)

Net Expenses	4,322,870

Net Investment Income	12,493,592

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	13,793,446
Realized gains on investment transactions	18,452,345
Realized gains on investment transactions with affiliates	77,004,975

Net realized gains on investment transactions	109,250,766

Net change in unrealized depreciation on investments	(77,857,987)

Net realized/unrealized gains on investments	31,392,779

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$43,886,371

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets

	Nationwide NVIT Investor
	Destinations Aggressive Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$12,493,592	$10,281,100
Net realized gains on investment transactions	109,250,766	28,548,029
Net change in unrealized appreciation/depreciation on investments	(77,857,987)	64,406,969

Change in net assets resulting from operations	43,886,371	103,236,098

Distributions to shareholders from:
Net investment income:
Class II	(14,846,380)	(13,328,298)
Class VI	(261,717)	(202,117)
Net realized gains:
Class II	(24,266,362)	(9,376,448)
Class VI	(371,136)	(110,753)

Change in net assets from shareholder distributions	(39,745,595)	(23,017,616)

Change in net assets from capital transactions	33,061,009	73,623,124

Change in net assets	37,201,785	153,841,606
Net Assets:
Beginning of period	738,988,001	585,146,395

End of period	$776,189,786	$738,988,001

Accumulated net investment income at end of period	$574,796	$1,062,397

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$66,338,718	$84,347,700
Dividends reinvested	39,112,645	22,704,733
Cost of shares redeemed	(74,888,764)	(36,462,630)

	30,562,599	70,589,803

Class VI Shares
Proceeds from shares issued	7,668,215	8,533,521
Dividends reinvested	632,850	312,870
Cost of shares redeemed (a)	(5,802,655)	(5,813,070)

	2,498,410	3,033,321

Change in net assets from capital transactions	$33,061,009	$73,623,124

SHARE TRANSACTIONS:
Class II Shares
Issued	4,767,455	6,662,995
Reinvested	2,809,637	1,809,129
Redeemed	(5,382,201)	(2,887,780)

	2,194,891	5,584,344

See accompanying notes to financial statements.

14 Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Investor
	Destinations Aggressive Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS: (continued)
Class VI Shares
Issued	551,001	667,757
Reinvested	45,661	24,781
Redeemed	(418,043)	(457,870)

	178,619	234,668

Total change in shares	2,373,510	5,819,012

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 15

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Investor Destinations Aggressive Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class II Shares
Year ended December 31, 2003	$8.15	0.12	2.46	2.58	(0.12)
Year ended December 31, 2004 (e)	$10.49	0.17	1.28	1.45	(0.17)
Year ended December 31, 2005	$11.52	0.22	0.68	0.90	(0.22)
Year ended December 31, 2006	$11.97	0.20	1.78	1.98	(0.26)
Year ended December 31, 2007	$13.51	0.22	0.59	0.81	(0.27)
Class VI Shares
Period ended December 31, 2004 (g)	$10.52	0.17	1.15	1.32	(0.17)
Year ended December 31, 2005	$11.52	0.23	0.68	0.91	(0.24)
Year ended December 31, 2006	$11.96	0.20	1.77	1.97	(0.28)
Year ended December 31, 2007	$13.47	0.24	0.57	0.81	(0.29)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)	(000s)	Net Assets (b)

Class II Shares
Year ended December 31, 2003	(0.12)	(0.24)	$10.49	31.87%	$94,500	0.55%
Year ended December 31, 2004 (e)	(0.25)	(0.42)	$11.52	14.03%	$332,097	0.56%
Year ended December 31, 2005	(0.23)	(0.45)	$11.97	7.93%	$577,843	0.56%
Year ended December 31, 2006	(0.18)	(0.44)	$13.51	16.87%	$727,599	0.57%
Year ended December 31, 2007	(0.45)	(0.72)	$13.60	5.96%	$762,322	0.56%
Class VI Shares
Period ended December 31, 2004 (g)	(0.15)	(0.32)	$11.52	12.58%	$440	0.41%
Year ended December 31, 2005	(0.23)	(0.47)	$11.96	7.95%	$7,303	0.51%
Year ended December 31, 2006	(0.18)	(0.46)	$13.47	16.92%	$11,389	0.56%
Year ended December 31, 2007	(0.45)	(0.74)	$13.54	5.97%	$13,868	0.55%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class II Shares
Year ended December 31, 2003	1.60%	(f)	(f)	49.13%
Year ended December 31, 2004 (e)	2.13%	(f)	(f)	18.26%
Year ended December 31, 2005	2.04%	(f)	(f)	9.12%
Year ended December 31, 2006	1.56%	(f)	(f)	7.82%
Year ended December 31, 2007	1.60%	0.56%	1.60%	76.72%
Class VI Shares
Period ended December 31, 2004 (g)	3.59%	(f)	(f)	18.26%
Year ended December 31, 2005	3.82%	(f)	(f)	9.12%
Year ended December 31, 2006	1.72%	(f)	(f)	7.82%
Year ended December 31, 2007	1.80%	0.55%	1.80%	76.72%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(f)	There were no fee reductions during the period.
(g)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes to financial statements.

16 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Investor Destinations Aggressive Fund (the “Fund”) (formerly “Gartmore GVIT Investor Destinations Aggressive Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value.

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or

18 Annual Report 2007

currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. an indirect subsidiary of Nationwide Corporation, the parent company of NFS.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The Fund does not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $2,156,715 in Administrative Services Fees from the Fund.

20 Annual Report 2007

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $4,447.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $1,495.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $616,996,278 and sales of $597,221,436.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

7. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may

22 Annual Report 2007

be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$15,108,097	$24,637,498	$39,745,595	$—	$39,745,595

2006	$13,530,415	$9,487,201	$23,017,616	$—	$23,017,616

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$3,985,395	$103,702,938	$107,688,333	$—	$—	$34,321,703	$142,010,036

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$742,264,524	$45,059,124	$(10,737,421)	$34,321,703

2007 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Aggressive Fund (formerly Gartmore GVIT Investor Destinations Aggressive Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

24 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 35% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $24,637,498 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 25

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

26 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 29

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Nationwide NVIT Investor Destinations Moderately Aggressive Fund
AnnualReport

December 31, 2007

Contents
11	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IDA (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Investor Destinations
Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund (Class II at NAV) returned 6.15% versus 5.74% for its composite benchmark, which consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Lehman Brothers (LB) U.S. Aggregate Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 13 funds as of Dec. 31, 2007) was 12.05% for the same period.

Can you describe the market environment during the reporting period?

U.S. large-capitalization stocks, as represented by the broad-market S&P 500 Index, gained 5.49% during the reporting period, despite significant headwinds that included persistent weakness in the housing sector, a deterioration of financial conditions and escalating fears about the global economic outlook. Equity markets benefited from the strong first half of 2007, which, in most cases, helped to generate positive performance for the year as a whole. Shares of mid-cap companies generally outperformed those of large-and small-cap companies during the reporting period, with the Standard & Poor’s MidCap 400 (S&P 400) Index gaining 7.98% versus the 5.49% and -0.30% returns of the S&P 500 Index and the Standard & Poor’s SmallCap 600 (S&P 600) Index, respectively.

In 2007, international markets outperformed their U.S. counterparts for the sixth straight year, despite increasing market volatility and a slump at the end of the year. While many major regions experienced gross domestic product (GDP) growth throughout the first half of the year, the second half—and especially the fourth quarter—brought widespread economic slowdown stemming from the subprime mortgage problems in the United States. In much of Europe, the fourth quarter of 2007 saw a deterioration of the major business and consumer confidence surveys, an increase in headline inflation and a noticeable slowdown in earnings momentum. In the United Kingdom, the services and construction industries weakened markedly during the fourth quarter, and the housing market and retail sales growth both lost momentum. In Japan, personal consumption remained muted, capital spending growth slowed, and residential investment softened in the wake of tighter planning regulations. Against this backdrop, the U.S. dollar underperformed most major global currencies in 2007, including the British pound, the euro and the Japanese yen.

During the reporting period, the Federal Reserve Board shifted its focus from fighting inflation to providing liquidity and reducing short-term interest rates, in an effort to shore up the reeling credit markets and combat economic weakness in the United States. During the reporting period, the Federal Reserve lowered the target federal funds rate by 100 basis points, or 1.00%, taking the rate from 5.25% to 4.25% in an effort to increase liquidity in the credit markets.

What areas of investment provided the most positive relative returns for the Fund?

With the Fund’s approximately 25% allocation to the international stock markets, the Nationwide International Index Fund’s return of 10.67% and the NVIT International Index Fund’s return of 9.89% provided the greatest positive contributions to the Fund during the reporting period.

What areas detracted from Fund performance?

Only one of the Fund’s underlying investments— the Nationwide Small Cap Index Fund— posted a negative return, with - 1.99%, the most significant drag on overall Fund performance during the reporting period. The relatively small allocation (approximately 5%) to the Nationwide Contract, a fixed-interest account that returned 4.08%, proved to be the smallest positive contributor to overall Fund returns.

What is your outlook for the near term?

We believe that the investing outlook for the first half of 2008 is uncertain. The storm clouds hanging over the housing and mortgage markets serve as a reminder that a U.S. recession could be close at hand. Although international markets may fare somewhat better than those in the United States, they already are experiencing increased volatility and a general slowdown in economic growth. We urge investors to be patient and to expect modest returns in 2008.

4 Annual Report 2007

Nationwide NVIT Investor Destinations
Moderately Aggressive Fund

It is precisely this kind of uncertainty in the markets that led us to create the Nationwide NVIT Investor Destinations Funds in 2001. Each of these Funds is structured as a “fund of funds” and is designed to provide a diversified range of asset allocation investment options for investors, based on their chosen risk profile. By combining underlying investments in major asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe that this particular Fund’s substantially equity-oriented allocations across U.S. and international markets, with a modest fixed-income allocation, position the Fund well to deliver the potential for strong, risk-adjusted returns for the moderately aggressive investor over the long term.

The table below lists the current target allocation ranges for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. (Note that in April 2007, many of the underlying investments of the Fund were transferred from one set of Nationwide funds to a second, insurance-dedicated, set of NVIT funds. Several of these NVIT funds were created specifically for this transfer and, thus, did not have a full year of operations.)

Nationwide NVIT Investor Destinations Moderately Aggressive Fund

Performance of Underlying Investments for Periods Ended Dec. 31, 2007

		Target
		Allocation	1-Year	5-Year	Since	Inception
Asset Class	Underlying Investment	Ranges*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT S&P 500 Index Fund	30%-40%	5.11%	N/A	9.07%	4/28/06

International Stocks	Nationwide International Index Fund	20%-30%	10.67%	21.20%	4.83%	12/29/99

	NVIT International Index Fund	20%-30%	9.89%	N/A	12.17%	4/28/06

Mid-Cap Stocks	NVIT Mid Cap Index Fund	10%-20%	7.37%	N/A	5.31%	4/28/06

Bonds	Nationwide Bond Index Fund	10%-20%	6.76%	4.18%	6.26%	12/29/99

	NVIT Bond Index Fund	10%-20%	N/A	N/A	4.99%	4/19/07

	Nationwide Contract	0%-10%	3.98%	3.69%	4.50%	1/1/98

Small-Cap Stocks	Nationwide Small Cap Index Fund	0%-10%	-1.99%	15.86%	6.20%	12/29/99

	NVIT Small Cap Index Fund	0%-10%	N/A	N/A	-5.97%	4/19/07

*	Fund target allocation ranges are subject to change at any time without notice.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares or ID Class shares (except for Nationwide Contract) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Portfolio Manager:

Thomas R. Hickey, Jr.

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide NVIT Investor Destinations Funds, investors are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Nationwide NVIT Investor Destinations Funds comprises an investment in one or a combination of the following: the Nationwide NVIT Enhanced Income Fund (a short-term fixed-income fund), the Nationwide NVIT Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

The Fund’s composite benchmark consists of 80% Standard & Poor’s 500® Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month Treasury Bill Index.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500® Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

6 Annual Report 2007

Standard & Poor’s SmallCap 600 Index: An unmanaged, market capitalization-weighted index that measures the performance of 600 stocks of small-sized U.S. companies (those with a market cap of $300 million to $2.0 billion).

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Annual Report 7

Nationwide NVIT Investor Destinations Moderately Aggressive Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class II [3]	6.15%	13.07%	8.03%	0.86%

Class VI [4]	6.16%	13.11%	8.07%	0.85%

*	As of December 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	Existing shares were designated Class II shares as of April 30, 2004.

[4]	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Citigroup 3-Month T-Bill Index(c), the Moderately Aggressive Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (80%), the LB Aggregate Bond (15%) and the Citigroup 3-Month T-Bill Index (5%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2007

Nationwide NVIT Investor Destinations Moderately Aggressive Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide NVIT Investor			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Destinations Moderately			07/01/07	12/31/07	07/01/07 -	07/01/07 -
Aggressive Fund					12/31/07[a,c]	12/31/07[a,c]

Class II	Actual		1,000.00	991.80	3.06	0.61
	Hypothetical	[b]	1,000.00	1,022.13	3.11	0.61

Class VI	Actual		1,000.00	991.70	2.76	0.55
	Hypothetical	[b]	1,000.00	1,022.43	2.80	0.55

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 9

Nationwide NVIT Investor Destinations Moderately Aggressive Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	97.1%
Fixed Contracts	3.0%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	79.8%
Fixed Income Funds	15.2%
Fixed Contract	3.0%
Money Market Fund	2.1%
Other	-0.1%

100.0%

Top Holdings

NVIT S&P 500 Index Fund, ID Class	34.9%
Nationwide International Index Fund, Institutional Class	20.5%
Nationwide NVIT Bond Index Fund, ID Class	15.1%
NVIT Mid Cap Index Fund, ID Class	14.9%
NVIT Small Cap Index Fund, ID Class	5.0%
NVIT International Index Fund, ID Class	4.5%
Nationwide Fixed Contract, 4.05%	3.0%
NVIT Money Market Fund, ID Class	2.1%
Nationwide NVIT Enhanced Income Fund, ID Class	0.1%
Other	-0.1%

100.0%

10 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Investor Destinations Moderately Aggressive Fund

Mutual Funds (97.1%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (79.8%)
Nationwide International Index Fund, Institutional Class	41,989,357	$476,159,313
NVIT Mid Cap Index Fund, ID Class	18,131,786	347,767,658
NVIT S&P 500 Index Fund, ID Class	79,388,207	810,553,593
NVIT Small Cap Index Fund, ID Class	12,455,908	115,839,946
NVIT International Index Fund, ID Class	9,073,398	105,705,087

		1,856,025,597

Fixed Income Funds (15.2%)
Nationwide NVIT Bond Index Fund, ID Class	34,561,781	350,802,081
Nationwide NVIT Enhanced Income Fund, ID Class	343,198	3,445,704

		354,247,785

Money Market Fund (2.1%)
NVIT Money Market Fund, ID Class	48,415,156	48,415,156

Total Mutual Funds		2,258,688,538

Fixed Contract (3.0%) (a) (b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 4.05%	$68,565,883	$68,565,883

Total Investments (Cost $2,233,992,465) (c) — 100.1%		2,327,254,421
Liabilities in excess of other assets — (0.1)%		(1,799,103)

NET ASSETS — 100.0%		$2,325,455,318

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Investor
Destinations
Moderately
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $2,233,992,465)	$2,327,254,421
Interest and dividends receivable	183,681
Receivable for capital shares issued	1,357,812
Receivable for investments sold	5,267,457
Prepaid expenses and other assets	5,770

Total Assets	2,334,069,141

Liabilities:
Payable to custodian	3,442,273
Payable for investments purchased	3,203,812
Payable for capital shares redeemed	273,136
Accrued expenses and other payables:
Investment advisory fees	256,908
Fund accounting and transfer agent fees	572
Distribution fees	494,060
Administrative servicing fees	799,521
Custodian fees	27,412
Compliance program costs	21,478
Other	94,651

Total Liabilities	8,613,823

Net Assets	$2,325,455,318

Represented by:
Capital	$2,021,453,504
Accumulated net investment income	1,684,033
Accumulated net realized gains from investment transactions	209,055,825
Net unrealized appreciation on investments	93,261,956

Net Assets	$2,325,455,318

Net Assets:
Class II Shares	$2,309,022,995
Class VI Shares	16,432,323

Total	$2,325,455,318

Shares outstanding (unlimited number of shares authorized):
Class II Shares	173,077,898
Class VI Shares	1,237,409

Total	174,315,307

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.34
Class VI Shares	$13.28

See accompanying notes to financial statements.

12 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Investor
Destinations
Moderately
Aggressive Fund

INVESTMENT INCOME:
Interest income from affiliates	$3,809,826
Dividend income	651,141
Dividend income from affiliates	52,212,076

Total Income	56,673,043

Expenses:
Investment advisory fees	2,824,758
Fund accounting and transfer agent fees	2,520
Distribution fees Class II Shares	5,392,403
Distribution fees Class VI Shares	39,879
Administrative servicing fees Class II Shares	3,721,578
Administrative servicing fees Class VI Shares	23,806
Custodian fees	92,300
Trustee fees	107,170
Compliance program costs (Note 3)	20,137
Other	293,713

Total expenses before earnings credit	12,518,264
Earnings credit (Note 6)	(1,272)

Net Expenses	12,516,992

Net Investment Income	44,156,051

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	32,698,667
Realized gains on investment transactions	40,709,079
Realized gains on investment transactions with affiliates	140,948,741

Net realized gains on investment transactions	214,356,487

Net change in unrealized depreciation on investments	(137,544,089)

Net realized/unrealized gains on investments	76,812,398

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$120,968,449

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets

	Nationwide NVIT Investor Destinations
	Moderately Aggressive Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$44,156,051	$29,797,318
Net realized gains on investment transactions	214,356,487	49,012,199
Net change in unrealized appreciation/depreciation on investments	(137,544,089)	132,025,065

Change in net assets resulting from operations	120,968,449	210,834,582

Distributions to shareholders from:
Net investment income:
Class II	(49,448,762)	(35,276,724)
Class VI	(395,803)	(229,357)
Net realized gains:
Class II	(41,053,058)	(18,562,857)
Class VI	(320,408)	(101,698)

Change in net assets from shareholder distributions	(91,218,031)	(54,170,636)

Change in net assets from capital transactions	402,842,475	526,525,287

Change in net assets	432,592,893	683,189,233
Net Assets:
Beginning of period	1,892,862,425	1,209,673,192

End of period	$2,325,455,318	$1,892,862,425

Accumulated net investment income at end of period	$1,684,033	$2,776,475

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$412,785,556	$522,869,063
Dividends reinvested	90,501,562	53,839,471
Cost of shares redeemed	(104,680,416)	(53,814,683)

	398,606,702	522,893,851

Class VI Shares
Proceeds from shares issued	14,070,741	6,561,532
Dividends reinvested	716,209	331,055
Cost of shares redeemed (a)	(10,551,177)	(3,261,151)

	4,235,773	3,631,436

Change in net assets from capital transactions	$402,842,475	$526,525,287

SHARE TRANSACTIONS:
Class II Shares
Issued	30,524,258	42,081,999
Reinvested	6,697,524	4,367,597
Redeemed	(7,734,888)	(4,336,564)

	29,486,894	42,113,032

See accompanying notes to financial statements.

14 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Investor Destinations
	Moderately Aggressive Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS: (continued)
Class VI Shares
Issued	1,051,405	522,334
Reinvested	53,221	26,815
Redeemed	(794,788)	(262,144)

	309,838	287,005

Total change in shares	29,796,732	42,400,037

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 15

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Investor Destinations Moderately Aggressive Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class II Shares
Year ended December 31, 2003	$8.49	0.14	2.10	2.24	(0.13)
Year ended December 31, 2004 (e)	$10.60	0.19	1.08	1.27	(0.19)
Year ended December 31, 2005	$11.52	0.24	0.57	0.81	(0.24)
Year ended December 31, 2006	$11.85	0.23	1.45	1.68	(0.27)
Year ended December 31, 2007	$13.10	0.27	0.54	0.81	(0.31)
Class VI Shares
Period ended December 31, 2004 (g)	$10.63	0.17	0.98	1.15	(0.17)
Year ended December 31, 2005	$11.51	0.25	0.57	0.82	(0.26)
Year ended December 31, 2006	$11.83	0.24	1.44	1.68	(0.29)
Year ended December 31, 2007	$13.06	0.25	0.55	0.80	(0.32)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)	(000s)	Net Assets (b)

Class II Shares
Year ended December 31, 2003	–	(0.13)	$10.60	26.64%	$290,666	0.56%
Year ended December 31, 2004 (e)	(0.16)	(0.35)	$11.52	12.09%	$734,244	0.55%
Year ended December 31, 2005	(0.24)	(0.48)	$11.85	7.07%	$1,202,098	0.57%
Year ended December 31, 2006	(0.16)	(0.43)	$13.10	14.54%	$1,880,752	0.57%
Year ended December 31, 2007	(0.26)	(0.57)	$13.34	6.15%	$2,309,023	0.58%
Class VI Shares
Period ended December 31, 2004 (g)	(0.10)	(0.27)	$11.51	10.92%	$2,751	0.41%
Year ended December 31, 2005	(0.24)	(0.50)	$11.83	7.16%	$7,575	0.48%
Year ended December 31, 2006	(0.16)	(0.45)	$13.06	14.56%	$12,111	0.56%
Year ended December 31, 2007	(0.26)	(0.58)	$13.28	6.16%	$16,432	0.55%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class II Shares
Year ended December 31, 2003	1.73%	(f)	(f)	22.22%
Year ended December 31, 2004 (e)	2.11%	(f)	(f)	11.44%
Year ended December 31, 2005	2.23%	(f)	(f)	7.53%
Year ended December 31, 2006	1.97%	(f)	(f)	5.40%
Year ended December 31, 2007	2.03%	0.58%	2.03%	65.97%
Class VI Shares
Period ended December 31, 2004 (g)	4.26%	(f)	(f)	11.44%
Year ended December 31, 2005	2.59%	(f)	(f)	7.53%
Year ended December 31, 2006	1.99%	(f)	(f)	5.40%
Year ended December 31, 2007	2.01%	0.55%	2.01%	65.97%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(f)	There were no fee reductions during the period.
(g)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes to financial statements.

16 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”) (formerly “Gartmore GVIT Investor Destinations Moderately Aggressive Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide”) up to the Fund’s designated limit. The Fund’s target allocation range is 0-10%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company. This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the fiscal year ended December 31, 2007, the rate ranged from 3.95% to 4.05%. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors (“NFA” or “Adviser”) (formerly “Gartmore Mutual Capital Trust” (“GMF”)) believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

18 Annual Report 2007

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. and indirect subsidiary of Nationwide Corporation, the parent company of NFS.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The Fund does not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, The BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC. (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Fund’s principal underwriter,

20 Annual Report 2007

is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $5,538,754 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $20,137.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $17,999.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $1,755,393,672 and sales of $1,372,142,091.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

22 Annual Report 2007

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$49,844,565	$41,373,466	$91,218,031	$–	$91,218,031

2006	$35,506,081	$18,664,555	$54,170,636	$–	$54,170,636

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$5,068,254	$205,832,323	$210,900,577	$–	$–	$93,101,237	$304,001,814

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$2,234,153,184	$107,530,713	$(14,429,476)	$93,101,237

2007 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Moderately Aggressive Fund (formerly Gartmore GVIT Investor Destinations Moderately Aggressive Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

24 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 29% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $41,373,466 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 25

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

26 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 29

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Nationwide NVIT Investor Destinations Moderate Fund
AnnualReport

December 31, 2007

Contents
11	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IDA (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Investor Destinations Moderate Fund (Class II at NAV) returned 5.66% versus 5.84% for its composite benchmark, which consists of 60% Standard & Poor’s 500® (S&P 500) Index, 25% Lehman Brothers (LB) U.S. Aggregate Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 127 funds as of Dec. 31, 2007) was 6.15% for the same period.

Can you describe the market environment during the reporting period?

U.S. large-capitalization stocks, as represented by the broad-market S&P 500 Index, gained 5.49% during the reporting period, despite significant headwinds that included persistent weakness in the housing sector, a deterioration of financial conditions and escalating fears about the global economic outlook. Equity markets benefited from the strong first half of 2007, which, in most cases, helped to generate positive performance for the year as a whole. Shares of mid-cap companies generally outperformed those of large-and small-cap companies during the reporting period, with the Standard & Poor’s MidCap 400 (S&P 400) Index gaining 7.98% versus the 5.49% and -0.30% returns of the S&P 500 Index and the Standard & Poor’s SmallCap 600 (S&P 600) Index, respectively.

In 2007, international markets outperformed their U.S. counterparts for the sixth straight year, despite increasing market volatility and a slump at the end of the year. While many major regions experienced gross domestic product (GDP) growth throughout the first half of the year, the second half—and especially the fourth quarter—brought widespread economic slowdown stemming from the subprime mortgage problems in the United States. Against this backdrop, the U.S. dollar underperformed most major global currencies in 2007, including the British pound, the euro and the Japanese yen.

As for fixed income, relatively quiet markets early in 2007 turned tumultuous in the second half of the year. The U.S. subprime mortgage problems spilled over into the housing market and swiftly gave rise to the tightening of credit both in the United States and throughout the world. Given these problems, investors began to favor less-risky fixed-income issues. This flight to quality had a positive impact on U.S. Treasury Inflation Protected Securities (TIPS), U.S. Treasuries and U.S Agency issues, which gained 11.6%, 9.0% and 7.9%, respectively, during the reporting period. All subsectors of the LB U.S. Aggregate Index recorded positive returns in 2007.

During the reporting period, the Federal Reserve Board shifted its focus from fighting inflation to providing liquidity and reducing short-term interest rates, in an effort to shore up the reeling credit markets and combat economic weakness in the United States. During the reporting period, the Federal Reserve lowered the target federal funds rate by 100 basis points, or 1.00%, taking the rate from 5.25% to 4.25% in an effort to increase liquidity in the credit markets.

What areas of investment provided the most positive relative returns for the Fund?

With the Fund’s approximately 15% allocation to the international stock markets, the Nationwide International Index Fund’s return of 10.67% and the NVIT International Index Fund’s return of 9.89% provided the greatest positive contributions to the Fund during the reporting period. In addition, the Fund’s approximately 25% allocation to the Nationwide Bond Index Fund, which gained 6.76%, provided another strong source of relative returns for the Fund.

What areas detracted from Fund performance?

Only one of the Fund’s underlying investments—the Nationwide Small Cap Index Fund—posted a negative return, with - 1.99%, the most significant drag on overall Fund performance during the reporting period. The relatively modest allocation (approximately 10%) to the Nationwide Contract, a fixed-interest account that returned 4.08%, proved to be the smallest positive contributor to overall Fund returns.

What is your outlook for the near term?

We believe that the investing outlook for the first half of 2008 is uncertain. The storm clouds hanging over the housing and mortgage markets serve as a reminder that a U.S. recession could be close at hand. Although international markets may fare somewhat better than those in the United States, they already are experiencing increased volatility and a general slowdown in economic growth. We urge investors to be patient and to expect modest returns in 2008.

4 Annual Report 2007

Nationwide NVIT Investor Destinations Moderate Fund

It is precisely this kind of uncertainty in the markets that led us to create the Nationwide NVIT Investor Destinations Funds in 2001. Each of these Funds is structured as a “fund of funds” and is designed to provide a diversified range of asset allocation investment options for investors, based on their chosen risk profile. By combining underlying investments in major asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe that this particular Fund’s blend of significant equity-oriented allocations, as well as fixed-income-oriented allocations, position the Fund well to deliver the potential for strong, risk-adjusted returns for the moderate investor over the long term.

The table below lists the current target allocation ranges for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. (Note that in April 2007, many of the underlying investments of the Fund were transferred from one set of Nationwide funds to a second, insurance-dedicated, set of NVIT funds. Several of these NVIT funds were created specifically for this transfer and, thus, did not have a full year of operations.)

Nationwide NVIT Investor Destinations Moderate Fund

Performance of Underlying Investments for Periods Ended Dec. 31, 2007

		Target
		Allocation	1-Year	5-Year	Since	Inception
Asset Class	Underlying Investment	Ranges*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT S&P 500 Index Fund	25%-35%	5.11%	N/A	9.07%	4/28/06

International Stocks	Nationwide International Index Fund	10%-20%	10.67%	21.20%	4.83%	12/29/99

	NVIT International Index Fund	10%-20%	9.89%	N/A	12.17%	4/28/06

Mid-Cap Stocks	NVIT Mid Cap Index Fund	5%-15%	7.37%	N/A	5.31%	4/28/06

Bonds	Nationwide Bond Index Fund	20%-30%	6.76%	4.18%	6.26%	12/29/99

	NVIT Bond Index Fund	20%-30%	N/A	N/A	4.99%	4/19/07

	Nationwide Contract	5%-15%	3.98%	3.69%	4.50%	1/1/98

Small-Cap Stocks	Nationwide Small Cap Index Fund	0%-10%	-1.99%	15.86%	6.20%	12/29/99

	NVIT Small Cap Index Fund	0%-10%	N/A	N/A	-5.97%	4/19/07

Short-Term Investments	Nationwide Enhanced Income Fund	0%-10%	5.15%	2.83%	3.11%	12/29/99

	NVIT Enhanced Income Fund	0%-10%	N/A	N/A	3.70%	4/19/07

	Nationwide NVIT Money Market Fund	0%-10%	4.94%	N/A	4.97%	4/28/06

*	Fund target allocation ranges are subject to change at any time without notice.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares or ID Class shares (except for Nationwide Contract) for each underlying investment. Performance returns assume the reinvestment of all distributions.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Portfolio Manager:

Thomas R. Hickey, Jr.

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide NVIT Investor Destinations Funds, investors are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Nationwide NVIT Investor Destinations Funds comprises an investment in one or a combination of the following: the Nationwide NVIT Enhanced Income Fund (a short-term fixed-income fund), the Nationwide NVIT Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

The Fund’s composite benchmark consists of 60% Standard & Poor’s 500® Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month Treasury Bill Index.

Citigroup 3-Month Treasure Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

6 Annual Report 2007

Standard & Poor’s 500® Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Standard & Poor’s SmallCap 600 Index: An unmanaged, market capitalization-weighted index that measures the performance of 600 stocks of small-sized U.S. companies (those with a market cap of $300 million to $2.0 billion).

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Annual Report 7

Nationwide NVIT Investor Destinations Moderate Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class II [3]	5.66%	10.26%	6.76%	0.85%

Class VI [4]	5.70%	10.32%	6.81%	0.84%

*	As of December 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	Existing shares were designated Class II shares as of April 30, 2004.

[4]	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Moderate Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 (60%), LB Aggregate Bond (25%) and Citigroup 3-Month T-Bill Index (15%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2007

Nationwide NVIT Investor Destinations Moderate Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide NVIT Investor			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Destinations Moderate			07/01/07	12/31/07	07/01/07 -	07/01/07 -
Fund					12/31/07[a,c]	12/31/07[a,c]

Class II	Actual		1,000.00	1,002.10	2.93	0.58
	Hypothetical	[b]	1,000.00	1,022.28	2.96	0.58

Class VI	Actual		1,000.00	1,003.40	2.73	0.54
	Hypothetical	[b]	1,000.00	1,022.48	2.75	0.54

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 9

Nationwide NVIT Investor Destinations Moderate Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	90.2%
Fixed Contracts	9.9%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	59.9%
Fixed Income Funds	28.3%
Fixed Contract	9.9%
Money Market Fund	2.0%
Other	-0.1%

100.0%

Top Holdings

NVIT S&P 500 Index Fund, ID Class	29.9%
Nationwide NVIT Bond Index Fund, ID Class	25.2%
Nationwide International Index Fund, Institutional Class	12.4%
NVIT Mid Cap Index Fund, ID Class	10.0%
Nationwide Fixed Contract, 4.05%	9.9%
NVIT Small Cap Index Fund, ID Class	5.0%
Nationwide NVIT Enhanced Income Fund, ID Class	3.1%
NVIT International Index Fund, ID Class	2.6%
NVIT Money Market Fund, ID Class	2.0%
Other	-0.1%

100.0%

10 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Investor Destinations Moderate Fund

Mutual Funds (90.2%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (59.9%)
Nationwide International Index Fund, Institutional Class	32,791,888	$371,860,011
NVIT Mid Cap Index Fund, ID Class	15,627,737	299,740,002
NVIT S&P 500 Index Fund, ID Class	87,974,436	898,218,987
NVIT Small Cap Index Fund, ID Class	16,103,582	149,763,316
NVIT International Index Fund, ID Class	6,824,423	79,504,527

		1,799,086,843

Fixed Income Funds (28.3%)
Nationwide NVIT Bond Index Fund, ID Class	74,471,085	755,881,513
Nationwide NVIT Enhanced Income Fund, ID Class	9,369,178	94,066,543

		849,948,056

Money Market Fund (2.0%)
NVIT Money Market Fund, ID Class	60,356,350	60,356,350

Total Mutual Funds		2,709,391,249

Fixed Contract (9.9%) (a) (b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 4.05%	$298,275,480	$298,275,480

Total Investments (Cost $2,914,006,029) (c) — 100.1%		3,007,666,729
Liabilities in excess of other assets — (0.1)%		(1,520,000)

NET ASSETS — 100.0%		$3,006,146,729

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Investor Destinations Moderate Fund (Continued)

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Investor Destinations
Moderate Fund

Assets:
Investments in affiliates, at value (cost $2,914,006,029)	$3,007,666,729
Interest and dividends receivable	252,600
Receivable for capital shares issued	886,243
Receivable for investments sold	2,361,611
Prepaid expenses and other assets	7,822

Total Assets	3,011,175,005

Liabilities:
Payable for investments purchased	2,697,078
Payable for capital shares redeemed	770,042
Accrued expenses and other payables:
Investment advisory fees	331,975
Fund accounting and transfer agent fees	572
Distribution fees	638,420
Administrative servicing fees	401,740
Compliance program costs	26,648
Other	161,801

Total Liabilities	5,028,276

Net Assets	$3,006,146,729

Represented by:
Capital	$2,679,018,525
Accumulated net investment income	1,998,695
Accumulated net realized gains from investment transactions	231,468,809
Net unrealized appreciation on investments	93,660,700

Net Assets	$3,006,146,729

Net Assets:
Class II Shares	$2,982,977,086
Class VI Shares	23,169,643

Total	$3,006,146,729

Shares outstanding (unlimited number of shares authorized):
Class II Shares	239,714,970
Class VI Shares	1,868,955

Total	241,583,925

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.44
Class VI Shares	$12.40

See accompanying notes to financial statements.

12 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Investor
Destinations
Moderate Fund

INVESTMENT INCOME:
Interest income from affiliates	$12,777,484
Dividend income from affiliates	74,706,550

Total Income	87,484,034

Expenses:
Investment advisory fees	3,680,240
Fund accounting and transfer agent fees	3,257
Distribution fees Class II Shares	7,020,664
Distribution fees Class VI Shares	56,792
Administrative servicing fees Class II Shares	4,236,700
Administrative servicing fees Class VI Shares	33,439
Custodian fees	119,021
Trustee fees	140,447
Compliance program costs (Note 3)	24,311
Other	385,626

Total expenses before earnings credit	15,700,497
Earnings credit (Note 6)	(329)

Net Expenses	15,700,168

Net Investment Income	71,783,866

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	28,143,531
Realized gains on investment transactions with affiliates	209,918,130

Net realized gains on investment transactions	238,061,661
Net change in unrealized depreciation on investments	(160,892,165)

Net realized/unrealized gains (losses) on investments	77,169,496

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$148,953,362

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets

	Nationwide NVIT Investor Destinations
	Moderate Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$71,783,866	$47,432,705
Net realized gains on investment transactions with affiliates	238,061,661	50,919,554
Net change in unrealized appreciation/depreciation on investments	(160,892,165)	129,388,515

Change in net assets resulting from operations	148,953,362	227,740,774

Distributions to shareholders from:
Net investment income:
Class II	(75,819,681)	(51,810,785)
Class VI	(624,309)	(477,558)
Net realized gains:
Class II	(43,372,304)	(18,140,929)
Class VI	(357,115)	(162,221)

Change in net assets from shareholder distributions	(120,173,409)	(70,591,493)

Change in net assets from capital transactions	452,971,164	755,371,878

Change in net assets	481,751,117	912,521,159
Net Assets:
Beginning of period	2,524,395,612	1,611,874,453

End of period	$3,006,146,729	$2,524,395,612

Accumulated net investment income at end of period	$1,998,695	$2,535,478

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$467,681,812	$760,256,687
Dividends reinvested	119,191,324	69,951,702
Cost of shares redeemed	(135,742,628)	(78,686,222)

	451,130,508	751,522,167

Class VI Shares
Proceeds from shares issued	11,164,630	8,528,933
Dividends reinvested	981,423	639,779
Cost of shares redeemed(a)	(10,305,397)	(5,319,001)

	1,840,656	3,849,711

Change in net assets from capital transactions	$452,971,164	$755,371,878

SHARE TRANSACTIONS:
Class II Shares
Issued	37,177,520	64,533,522
Reinvested	9,516,108	5,957,371
Redeemed	(10,803,470)	(6,664,139)

	35,890,158	63,826,754

See accompanying notes to financial statements.

14 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Investor Destinations
	Moderate Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS: (continued)
Class VI Shares
Issued	892,730	722,303
Reinvested	78,615	54,630
Redeemed	(820,063)	(449,155)

	151,282	327,778

Total change in shares	36,041,440	64,154,532

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 15

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Investor Destinations Moderate Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class II Shares
Year ended December 31, 2003	$8.94	0.17	1.60	1.77	(0.17)
Year ended December 31, 2004 (e)	$10.54	0.21	0.78	0.99	(0.21)
Year ended December 31, 2005	$11.26	0.26	0.33	0.59	(0.26)
Year ended December 31, 2006	$11.40	0.26	1.01	1.27	(0.28)
Year ended December 31, 2007	$12.28	0.32	0.38	0.70	(0.34)
Class VI Shares
Period ended December 31, 2004 (g)	$10.54	0.19	0.72	0.91	(0.19)
Year ended December 31, 2005	$11.24	0.27	0.33	0.60	(0.27)
Year ended December 31, 2006	$11.38	0.26	1.02	1.28	(0.30)
Year ended December 31, 2007	$12.25	0.32	0.38	0.70	(0.35)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)	(000s)	Net Assets (b)

Class II Shares
Year ended December 31, 2003	–	(0.17)	$10.54	20.05%	$566,916	0.56%
Year ended December 31, 2004 (e)	(0.06)	(0.27)	$11.26	9.54%	$1,118,116	0.56%
Year ended December 31, 2005	(0.19)	(0.45)	$11.40	5.34%	$1,596,055	0.56%
Year ended December 31, 2006	(0.11)	(0.39)	$12.28	11.35%	$2,503,358	0.57%
Year ended December 31, 2007	(0.20)	(0.54)	$12.44	5.66%	$2,982,977	0.55%
Class VI Shares
Period ended December 31, 2004 (g)	(0.02)	(0.21)	$11.24	8.72%	$9,384	0.41%
Year ended December 31, 2005	(0.19)	(0.46)	$11.38	5.50%	$15,820	0.47%
Year ended December 31, 2006	(0.11)	(0.41)	$12.25	11.44%	$21,038	0.56%
Year ended December 31, 2007	(0.20)	(0.55)	$12.40	5.70%	$23,170	0.55%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class II Shares
Year ended December 31, 2003	2.01%	(f)	(f)	9.90%
Year ended December 31, 2004 (e)	2.19%	(f)	(f)	5.54%
Year ended December 31, 2005	2.41%	(f)	(f)	4.20%
Year ended December 31, 2006	2.32%	(f)	(f)	5.69%
Year ended December 31, 2007	2.54%	0.55%	2.54%	75.27%
Class VI Shares
Period ended December 31, 2004 (g)	3.84%	(f)	(f)	5.54%
Year ended December 31, 2005	2.56%	(f)	(f)	4.20%
Year ended December 31, 2006	2.30%	(f)	(f)	5.69%
Year ended December 31, 2007	2.51%	0.55%	2.51%	75.27%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(f)	There were no fee reductions during the period.
(g)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes to financial statements.

16 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Investor Destinations Moderate Fund (the “Fund”) (formerly “Gartmore GVIT Investor Destinations Moderate Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide”). The Fund’s target allocation range is 5-15%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide. This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the fiscal year ended December 31, 2007, the rate ranged from 3.95% to 4.05%. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors (“NFA” or “Adviser”) (formerly “Gartmore Mutual Capital Trust” (“GMF”)) believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

18 Annual Report 2007

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. and indirect subsidiary of Nationwide Corporation, the parent company of NFS.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The Fund does not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, The BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Fund’s principal underwriter,

20 Annual Report 2007

is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $7,320,746 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $24,311.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $12,580.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $2,299,404,784 and sales of $1,894,539,802.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

22 Annual Report 2007

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$76,443,990	$43,729,419	$120,173,409	$–	$120,173,409

2006	$52,288,343	$18,303,150	$70,591,493	$–	$70,591,493

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$7,303,342	$226,232,325	$233,535,667	$–	$–	$93,592,537	$327,128,204

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$2,914,074,192	$108,980,494	$(15,387,957)	$93,592,537

2007 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Moderate Fund (formerly Gartmore GVIT Investor Destinations Moderate Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

24 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 0.79% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $43,729,419 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 25

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

26 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 29

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Nationwide NVIT Investor Destinations Moderately Conservative Fund
AnnualReport

December 31, 2007

Contents
11	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IDA (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Investor Destinations
Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Investor Destinations Moderately Conservative Fund (Class II at NAV) returned 5.86% versus 5.91% for its composite benchmark, which consists of 40% Standard & Poor’s 500® (S&P 500) Index, 35% Lehman Brothers (LB) U.S. Aggregate Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 127 funds as of Dec. 31, 2007) was 6.15% for the same period.

Can you describe the market environment during the reporting period?

The relatively quiet fixed-income markets early in 2007 turned tumultuous in the second half of the year. The U.S. subprime mortgage problems spilled over into the housing market and swiftly gave rise to the tightening of credit both in the United States and throughout the world. Given these problems, investors began to favor less-risky fixed-income issues. This flight to quality had a positive impact on U.S. Treasury Inflation Protected Securities (TIPS), U.S. Treasuries and U.S. Agency issues, which gained 11.6%, 9.0% and 7.9%, respectively, during the reporting period. All subsectors of the LB U.S. Aggregate Index recorded positive returns in 2007.

During the reporting period, the Federal Reserve Board shifted its focus from fighting inflation to providing liquidity and reducing short-term interest rates, in an effort to shore up the reeling credit markets and combat economic weakness in the United States. During the reporting period, the Federal Reserve lowered the target federal funds rate by 100 basis points, or 1.00%, taking the rate from 5.25% to 4.25% in an effort to increase liquidity in the credit markets.

U.S. large-capitalization stocks, as represented by the broad-market S&P 500 Index, gained 5.49% during the reporting period, despite significant headwinds that included persistent weakness in the housing sector, a deterioration of financial conditions and escalating fears about the global economic outlook. Equity markets benefited from the strong first half of 2007, which, in most cases, helped to generate positive performance for the year as a whole. Shares of mid-cap companies generally outperformed those of large-cap companies during the reporting period, with the Standard & Poor’s MidCap 400 (S&P 400) Index gaining 7.98%.

In 2007, international markets outperformed their U.S. counterparts for the sixth straight year, despite increasing market volatility and a slump at the end of the year. While many major regions experienced gross domestic product (GDP) growth throughout the first half of the year, the second half—and especially the fourth quarter—brought widespread economic slowdown stemming from the subprime mortgage problems in the United States.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s approximately 35% allocation to the Nationwide Bond Index Fund, which gained 6.76%, provided the most significant source of relative returns for the Fund during the reporting period. In addition, with the Fund’s approximately 10% allocation to the international stock markets, the Nationwide International Index Fund’s return of 10.67% and the NVIT International Index Fund’s return of 9.89% provided notable positive contributions for the Fund.

What areas detracted from Fund performance?

Despite the turbulence in the markets, none of the Fund’s underlying investments posted negative returns during the reporting period. The Fund’s approximately 5% allocation to the Nationwide NVIT Money Market Fund, which returned 4.94%, and the Fund’s approximately 15% allocation to the Nationwide Contract (a fixed-interest account that returned 4.08%) proved to be the smallest positive contributors to overall Fund returns.

What is your outlook for the near term?

We believe that the investing outlook for the first half of 2008 is uncertain. The storm clouds hanging over the housing and mortgage markets serve as a reminder that a U.S. recession could be close at hand. Although international markets may fare somewhat better than those in the United States, they already are experiencing increased volatility and a general slowdown in economic growth. We urge investors to be patient and to expect modest returns in 2008.

It is precisely this kind of uncertainty in the markets that led us to create the Nationwide NVIT Investor Destinations

4 Annual Report 2007

Nationwide NVIT Investor Destinations Moderately Conservative Fund

Funds in 2001. Each of these Funds is structured as a “fund of funds” and is designed to provide a diversified range of asset allocation investment options for investors, based on their risk profile. By combining underlying investments in major asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe that this particular Fund’s blend of significant fixed-income-oriented allocations as well as equity-oriented allocations positions the Fund well to deliver the potential for strong, risk-adjusted returns for the moderately conservative investor over the long term.

The table below lists the current target allocation ranges for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. (Note that in April 2007, many of the underlying investments of the Fund were transferred from one set of Nationwide funds to a second, insurance-dedicated, set of NVIT funds. Several of these NVIT funds were created specifically for this transfer and, thus, did not have a full year of operations.)

Nationwide NVIT Investor Destinations Moderately Conservative Fund

Performance of Underlying Investments for Periods Ended Dec. 31, 2007

		Target
		Allocation	1-Year	5-Year	Since	Inception
Asset Classes	Underlying Investment	Ranges*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT S&P 500 Index Fund	15%-25%	5.11%	N/A	9.07%	4/28/06

International Stocks	Nationwide International Index Fund	5%-15%	10.67%	21.20%	4.83%	12/29/99

	NVIT International Index Fund	5%-15%	9.89%	N/A	12.17%	4/28/06

Mid-Cap Stocks	NVIT Mid Cap Index Fund	5%-15%	7.37%	N/A	5.31%	4/28/06

Bonds	Nationwide Bond Index Fund	30%-40%	6.76%	4.18%	6.26%	12/29/99

	NVIT Bond Index Fund	30%-40%	N/A	N/A	4.99%	4/19/07

	Nationwide Contract	10%-20%	3.98%	3.69%	4.50%	1/1/98

Short-Term Investments	Nationwide Enhanced Income Fund	5%-15%	5.15%	2.83%	3.11%	12/29/99

	NVIT Enhanced Income Fund	5%-15%	N/A	N/A	3.70%	4/19/07

	Nationwide NVIT Money Market Fund	5%-15%	4.94%	N/A	4.97%	4/28/06

*	Fund target allocation ranges are subject to change at any time without notice.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares or ID Class shares (except for Nationwide Contract) for each underlying investment. Performance returns assume the reinvestment of all distributions.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Portfolio Manager:

Thomas R. Hickey, Jr.

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide NVIT Investor Destinations Funds, investors are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Nationwide NVIT Investor Destinations Funds comprises an investment in one or a combination of the following: the Nationwide NVIT Enhanced Income Fund (a short-term fixed-income fund), the Nationwide NVIT Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

The Fund’s composite benchmark consists of 40% Standard & Poor’s 500® Index, 35% Lehman Brothers U.S. Aggregate Index, and 25% Citigroup 3-Month Treasury Bill Index.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

6 Annual Report 2007

Standard & Poor’s 500® Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Annual Report 7

Nationwide NVIT Investor Destinations Moderately Conservative Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class II [3]	5.86%	7.88%	5.84%	0.85%

Class VI [4]	5.82%	7.92%	5.87%	0.85%

*	As of December 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	Existing shares were designated Class II shares as of April 30, 2004.

[4]	These returns through April 30, 2004 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Moderately Conservative Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of LB Aggregate Bond (35%), S&P 500 (40%) and Citigroup 3-Month T-Bill Index (25%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2007

Nationwide NVIT Investor Destinations Moderately Conservative Fund

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide NVIT Investor			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Destinations Moderately			07/01/07	12/31/07	07/01/07 -	07/01/07 -
Conservative Fund					12/31/07[a,c]	12/31/07[a,c]

Class II	Actual		1,000.00	1,016.50	2.90	0.57
	Hypothetical	[b]	1,000.00	1,022.33	2.91	0.57

Class VI	Actual		1,000.00	1,016.20	2.85	0.56
	Hypothetical	[b]	1,000.00	1,022.38	2.85	0.56

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 9

Nationwide NVIT Investor Destinations Moderately Conservative Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	87.6%
Fixed Contracts	12.4%

100.0%

Top Custom Industries

Fixed Income Funds	42.3%
Equity Funds	39.8%
Fixed Contract	12.4%
Money Market Fund	5.5%

100.0%

Top Holdings

Nationwide NVIT Bond Index Fund, ID Class	35.2%
NVIT S&P 500 Index Fund, ID Class	19.9%
Nationwide Fixed Contract, 4.05%	12.4%
NVIT Mid Cap Index Fund, ID Class	9.9%
Nationwide NVIT Enhanced Income Fund, ID Class	7.1%
Nationwide International Index Fund, Institutional Class	6.8%
NVIT Money Market Fund, ID Class	5.5%
NVIT International Index Fund, ID Class	3.2%

100.0%

10 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Investor Destinations Moderately Conservative Fund

Mutual Funds (87.6%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (39.8%)
Nationwide International Index Fund, Institutional Class	4,943,223	$56,056,152
NVIT Mid Cap Index Fund, ID Class	4,265,971	81,821,315
NVIT S&P 500 Index Fund, ID Class	16,009,863	163,460,705
NVIT International Index Fund, ID Class	2,235,005	26,037,810

		327,375,982

Fixed Income Funds (42.3%)
Nationwide NVIT Bond Index Fund, ID Class	28,459,841	288,867,388
Nationwide NVIT Enhanced Income Fund, ID Class	5,836,286	58,596,315

		347,463,703

Money Market Fund (5.5%)
NVIT Money Market Fund, ID Class	45,045,200	45,045,200

Total Mutual Funds		719,884,885

Fixed Contract (12.4%) (a) (b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 4.05%	$102,401,885	$102,401,885

Total Investments (Cost $805,039,586) (c) — 100.0%		822,286,770
Other assets in excess of liabilities — 0.0%		(404,590)

NET ASSETS — 100.0%		$821,882,180

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Investor Destinations
Moderately
Conservative Fund

Assets:
Investments in affiliates, at value (cost $805,039,586)	$822,286,770
Interest and dividends receivable	169,983
Receivable for capital shares issued	1,272,135
Receivable for investments sold	356,002
Prepaid expenses and other assets	1,664

Total Assets	824,086,554

Liabilities:
Payable for investments purchased	1,635,512
Payable for capital shares redeemed	151,244
Accrued expenses and other payables:
Investment advisory fees	90,094
Fund accounting and transfer agent fees	571
Distribution fees	173,260
Administrative servicing fees	102,904
Compliance program costs	3,526
Other	47,263

Total Liabilities	2,204,374

Net Assets	$821,882,180

Represented by:
Capital	$764,811,987
Accumulated net investment income	536,855
Accumulated net realized gains from investment transactions	39,286,154
Net unrealized appreciation on investments	17,247,184

Net Assets	$821,882,180

Net Assets:
Class II Shares	$810,970,658
Class VI Shares	10,911,522

Total	$821,882,180

Shares outstanding (unlimited number of shares authorized):
Class II Shares	71,449,457
Class VI Shares	965,235

Total	72,414,692

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.35
Class VI Shares	$11.30

See accompanying notes to financial statements.

12 Annual Report 2006

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Investor Destinations
Moderately
Conservative Fund

INVESTMENT INCOME:
Interest income from affiliates	$4,546,405
Dividend income from affiliates	22,140,805

Total Income	26,687,210

Expenses:
Investment advisory fees	956,272
Fund accounting and transfer agent fees	2,516
Distribution fees Class II Shares	1,821,204
Distribution fees Class VI Shares	17,798
Administrative servicing fees Class II Shares	1,093,811
Administrative servicing fees Class VI Shares	11,175
Custodian fees	29,419
Trustee fees	35,660
Compliance program costs (Note 3)	2,725
Other	104,344

Total expenses before earnings credit	4,074,924
Earnings credit (Note 6)	(640)

Net Expenses	4,074,284

Net Investment Income	22,612,926

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	5,551,143
Realized gains on investment transactions with affiliates	36,016,332

Net realized gains on investment transactions	41,567,475

Net change in unrealized depreciation on investments	(23,791,978)

Net realized/unrealized gains on investments	17,775,497

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$40,388,423

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets

	Nationwide NVIT Investor Destinations
	Moderately Conservative Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$22,612,926	$15,557,112
Net realized gains on investment transactions	41,567,475	19,456,603
Net change in unrealized appreciation/depreciation on investments	(23,791,978)	12,268,968

Change in net assets resulting from operations	40,388,423	47,282,683

Distributions to shareholders from:
Net investment income:
Class II	(22,892,932)	(16,134,868)
Class VI	(251,651)	(112,038)
Net realized gains:
Class II	(19,126,179)	(7,615,982)
Class VI	(146,726)	(54,581)

Change in net assets from shareholder distributions	(42,417,488)	(23,917,469)

Change in net assets from capital transactions	186,497,375	84,357,639

Change in net assets	184,468,310	107,722,853
Net Assets:
Beginning of period	637,413,870	529,691,017

End of period	$821,882,180	$637,413,870

Accumulated net investment income at end of period	$536,855	$379,263

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$212,062,488	$150,330,307
Dividends reinvested	42,018,983	23,750,847
Cost of shares redeemed	(74,871,629)	(88,939,907)

	179,209,842	85,141,247

Class VI Shares
Proceeds from shares issued	8,367,557	2,826,367
Dividends reinvested	398,376	166,619
Cost of shares redeemed (a)	(1,478,400)	(3,776,594)

	7,287,533	(783,608)

Change in net assets from capital transactions	$186,497,375	$84,357,639

SHARE TRANSACTIONS:
Class II Shares
Issued	18,439,089	13,566,353
Reinvested	3,698,450	2,166,399
Redeemed	(6,525,077)	(8,046,126)

	15,612,462	7,686,626

See accompanying notes to financial statements.

14 Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Investor Destinations
	Moderately Conservative Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS: (continued)
Class VI Shares
Issued	738,295	254,900
Reinvested	35,179	15,249
Redeemed	(129,082)	(340,660)

	644,392	(70,511)

Total change in shares	16,256,854	7,616,115

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 15

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Investor Destinations Moderately Conservative Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class II Shares
Year ended December 31, 2003	$9.43	0.21	1.07	1.28	(0.21)
Year ended December 31, 2004 (e)	$10.48	0.23	0.50	0.73	(0.23)
Year ended December 31, 2005	$10.91	0.28	0.20	0.48	(0.28)
Year ended December 31, 2006	$10.91	0.30	0.60	0.90	(0.31)
Year ended December 31, 2007	$11.35	0.34	0.31	0.65	(0.35)
Class VI Shares
Period ended December 31, 2004 (g)	$10.44	0.20	0.49	0.69	(0.20)
Year ended December 31, 2005	$10.90	0.30	0.20	0.50	(0.30)
Year ended December 31, 2006	$10.90	0.30	0.59	0.89	(0.32)
Year ended December 31, 2007	$11.32	0.35	0.30	0.65	(0.37)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)	(000s)	Net Assets (b)

Class II Shares
Year ended December 31, 2003	(0.02)	(0.23)	$10.48	13.70%	$258,529	0.56%
Year ended December 31, 2004 (e)	(0.07)	(0.30)	$10.91	7.16%	$425,066	0.56%
Year ended December 31, 2005	(0.20)	(0.48)	$10.91	4.49%	$525,426	0.56%
Year ended December 31, 2006	(0.15)	(0.46)	$11.35	8.42%	$633,782	0.57%
Year ended December 31, 2007	(0.30)	(0.65)	$11.35	5.86%	$810,971	0.55%
Class VI Shares
Period ended December 31, 2004 (g)	(0.03)	(0.23)	$10.90	6.67%	$719	0.41%
Year ended December 31, 2005	(0.20)	(0.50)	$10.90	4.65%	$4,265	0.48%
Year ended December 31, 2006	(0.15)	(0.47)	$11.32	8.39%	$3,632	0.57%
Year ended December 31, 2007	(0.30)	(0.67)	$11.30	5.82%	$10,912	0.56%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class II Shares
Year ended December 31, 2003	2.32%	(f)	(f)	12.61%
Year ended December 31, 2004 (e)	2.35%	(f)	(f)	7.18%
Year ended December 31, 2005	2.66%	(f)	(f)	11.32%
Year ended December 31, 2006	2.69%	(f)	(f)	17.68%
Year ended December 31, 2007	3.07%	0.55%	3.07%	80.89%
Class VI Shares
Period ended December 31, 2004 (g)	3.37%	(f)	(f)	7.18%
Year ended December 31, 2005	2.65%	(f)	(f)	11.32%
Year ended December 31, 2006	2.65%	(f)	(f)	17.68%
Year ended December 31, 2007	3.34%	0.56%	3.34%	80.89%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(f)	There were no fee reductions during the period.
(g)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes to financial statements.

16 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Investor Destinations Moderately Conservative Fund (the “Fund”) (formerly “Gartmore GVIT Investor Destinations Moderately Conservative Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide”). The Fund’s target allocation range is 10-20%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide. This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the fiscal year ended December 31, 2007, the rate ranged from 3.95% to 4.05%. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors (“NFA” or “Adviser”) (formerly “Gartmore Mutual Capital Trust” (“GMF”)) believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

18 Annual Report 2007

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. and indirect subsidiary of Nationwide Corporation, the parent company of NFS.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The Fund does not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, The BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Fund’s principal underwriter,

20 Annual Report 2007

is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $1,973,081 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $2,725.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $3,409.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $676,016,658 and sales of $504,239,049.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

22 Annual Report 2007

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$23,144,583	$19,272,905	$42,417,488	$–	$42,417,488

2006	$16,246,906	$7,670,563	$23,917,469	$–	$23,917,469

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$1,185,346	$38,685,964	$39,871,310	$–	$–	$17,198,883	$57,070,193

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$805,087,887	$19,014,303	$(1,815,420)	$17,198,883

2007 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Moderately Conservative Fund (formerly Gartmore GVIT Investor Destinations Moderately Conservative Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

24 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 12% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $19,272,905 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 25

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

26 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 29

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Nationwide NVIT Investor Destinations Conservative Fund
AnnualReport

December 31, 2007

Contents
11	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IDA (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate, and offer investors an array of the industry’s finest portfolio managers on one investment platform.

New Options in 2008

With the lion’s share of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Investor Destinations Conservative Fund (Class II at NAV) returned 5.38% versus 5.72% for its composite benchmark, which consists of 20% Standard & Poor’s 500® (S&P 500) Index, 35% Lehman Brothers (LB) U.S. Aggregate Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 77 funds as of Dec. 31, 2007) was 5.73% for the same period.

Can you describe the market environment during the reporting period?

The relatively quiet fixed-income markets early in 2007 turned tumultuous in the second half of the year. The U.S. subprime mortgage problems spilled over into the housing market and swiftly gave rise to the tightening of credit both in the United States and throughout the world. Given these problems, investors began to favor less-risky fixed-income issues. This flight to quality had a positive impact on U.S. Treasury Inflation Protected Securities (TIPS), U.S. Treasuries and U.S. Agency issues, which gained 11.6%, 9.0% and 7.9%, respectively, during the reporting period. All subsectors of the Lehman Brothers (LB) Aggregate Index recorded positive returns in 2007.

During the reporting period, the Federal Reserve Board shifted its focus from fighting inflation to providing liquidity and reducing short-term interest rates, in an effort to shore up the reeling credit markets and combat economic weakness in the United States. During the reporting period, the Federal Reserve lowered the target federal funds rate by 100 basis points, or 1.00%, taking the rate from 5.25% to 4.25% in an effort to increase liquidity in the credit markets.

U.S. large-capitalization stocks, as represented by the broad-market S&P 500 Index, gained 5.49% during the reporting period, despite significant headwinds that included persistent weakness in the housing sector, a deterioration of financial conditions and escalating fears about the global economic outlook. Equity markets benefited from the strong first half of 2007, which, in most cases, helped to generate positive performance for the year as a whole. Shares of mid-cap companies generally outperformed those of large-cap companies during the reporting period, with the Standard & Poor’s MidCap 400 (S&P 400) Index gaining 7.98%.

In 2007, international markets outperformed their U.S. counterparts for the sixth straight year, despite increasing market volatility and a slump at the end of the year. While many major regions experienced gross domestic product (GDP) growth throughout the first half of the year, the second half—and especially the fourth quarter—brought widespread economic slowdown stemming from the subprime mortgage problems in the United States.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s approximately 40% allocation to the Nationwide Bond Index Fund, which gained 6.76%, provided the most significant source of relative returns for the Fund during the reporting period. In addition, with the Fund’s approximately 10% allocation to the international stock markets, the Nationwide International Index Fund’s return of 10.67% and the NVIT International Index Fund’s return of 9.89% provided notable positive contributions for the Fund.

What areas detracted from Fund performance?

Despite the turbulence in the markets, none of the Fund’s underlying investments posted negative returns during the reporting period. The Fund’s approximately 5% allocation to the Nationwide NVIT Money Market Fund, which returned 4.94%, and the Fund’s approximately 15% allocation to the Nationwide Contract (a fixed-interest account that returned 4.08%) proved to be the smallest positive contributors to overall Fund returns.

What is your outlook for the near term?

We believe that the investing outlook for the first half of 2008 is uncertain. The storm clouds hanging over the housing and mortgage markets serve as a reminder that a U.S. recession could be close at hand. Although international markets may fare somewhat better than those in the United States, they already are experiencing increased volatility and a general slowdown in economic growth. We urge investors to be patient and to expect modest returns in 2008.

It is precisely this kind of uncertainty in the markets that led us to create the Nationwide NVIT Investor Destinations Funds in 2001. Each of these Funds is structured as a “fund of funds” and is designed to provide a diversified range of asset allocation investment options for investors, based on their chosen risk profile. By combining underlying investments in major asset classes that behave

4 Annual Report 2007

Nationwide NVIT Investor Destinations Conservative Fund

differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe that this particular Fund’s substantial fixed-income-oriented allocations, as well as some equity-oriented allocations, position the Fund well to deliver the potential for strong, risk-adjusted returns for the conservative investor over the long term.

The table below lists the current target allocation ranges for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. (Note that in April 2007, many of the underlying investments of the Fund were transferred from one set of Nationwide funds to a second, insurance-dedicated, set of NVIT funds. Several of these NVIT funds were created specifically for this transfer and, thus, did not have a full year of operations.)

Nationwide NVIT Investor Destinations Conservative Fund

Performance of Underlying Investments for Periods Ended Dec. 31, 2007

		Target
		Allocation	1-Year	5-Year	Since	Inception
Asset Class	Underlying Investment	Ranges*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT S&P 500 Index Fund	5%-15%	5.11%	N/A	9.07%	4/28/06

International Stocks	Nationwide International Index Fund	0%-10%	10.67%	21.20%	4.83%	12/29/99

	NVIT International Index Fund	0%-10%	9.89%	N/A	12.17%	4/28/06

Mid-Cap Stocks	NVIT Mid Cap Index Fund	10%-10%	7.37%	N/A	5.31%	4/28/06

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%-15%	-1.99%	15.86%	6.20%	12/29/99

	NVIT Small Cap Index Fund	5%-15%	N/A	N/A	-5.97%	4/19/07

Bonds	Nationwide Bond Index Fund	35%-45%	6.76%	4.18%	6.26%	12/29/99

	NVIT Bond Index Fund	35%-45%	N/A	N/A	4.99%	4/19/07

	Nationwide Contract	20%-30%	3.98%	3.69%	4.50%	1/1/98

Short-Term Investments	Nationwide Enhanced Income Fund	10%-20%	5.15%	2.83%	3.11%	12/29/99

	NVIT Enhanced Income Fund	10%-20%	N/A	N/A	3.70%	4/19/07

	Nationwide NVIT Money Market Fund	10%-20%	4.94%	N/A	4.97%	4/28/06

*	Fund target allocation ranges are subject to change at any time without notice.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares or ID Class shares (except for Nationwide Contract) for each underlying investment. Performance returns assume the reinvestment of all distributions.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Portfolio Manager:

Thomas R. Hickey, Jr.

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide NVIT Investor Destinations Funds, investors are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Nationwide NVIT Investor Destinations Funds comprises an investment in one or a combination of the following: the Nationwide NVIT Enhanced Income Fund (a short-term fixed-income fund), the Nationwide NVIT Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

The Fund’s composite benchmark consists of 45% Citigroup 3-Month Treasury Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% Standard & Poor’s 500® Index.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

6 Annual Report 2007

Standard & Poor’s 500® Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Annual Report 7

Nationwide NVIT Investor Destinations Conservative Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class II [3]	5.38%	5.47%	4.63%	0.85%

Class VI [4]	5.43%	5.53%	4.67%	0.85%

*	As of December 31, 2006. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	Existing shares were designated Class II shares as of April 30, 2004.

[4]	These returns through April 30, 2004 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Conservative Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of LB Aggregate Bond (35%), S&P 500 (20%), and Citigroup 3-Month T-Bill Index (45%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2007

Nationwide NVIT Investor Destinations Conservative Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide NVIT Investor			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Destinations			07/01/07	12/31/07	07/01/07 -	07/01/07 -
Conservative Fund					12/31/07[a,c]	12/31/07[a,c]

Class II	Actual		1,000.00	1,025.90	3.01	0.59
	Hypothetical	[b]	1,000.00	1,022.23	3.01	0.59

Class VI	Actual		1,000.00	1,026.50	2.81	0.55
	Hypothetical	[b]	1,000.00	1,022.43	2.80	0.55

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in you Fund prospectus.

2007 Annual Report 9

Nationwide NVIT Investor Destinations Conservative Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	82.7%
Fixed Contracts	17.3%

100.0%

Top Custom Industries

Fixed Income Funds	53.7%
Equity Funds	19.8%
Fixed Contract	17.3%
Money Market Fund	9.2%

100.0%

Top Holdings

Nationwide NVIT Bond Index Fund, ID Class	40.1%
Nationwide Fixed Contract, 4.05%	17.3%
Nationwide NVIT Enhanced Income Fund, ID Class	13.6%
NVIT S&P 500 Index Fund, ID Class	9.9%
NVIT Money Market Fund, ID Class	9.2%
NVIT Mid Cap Index Fund, ID Class	4.9%
NVIT International Index Fund, ID Class	3.7%
Nationwide International Index Fund, Institutional Class	1.3%

100.0%

10 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Investor Destinations Conservative Fund

Mutual Funds (82.7%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (19.8%)
Nationwide International Index Fund, Institutional Class	353,166	$4,004,904
NVIT Mid Cap Index Fund, ID Class	815,373	15,638,856
NVIT S&P 500 Index Fund, ID Class	3,060,041	31,243,020
NVIT International Index Fund, ID Class	1,000,815	11,659,500

		62,546,280

Fixed Income Funds (53.7%)
Nationwide NVIT Bond Index Fund, ID Class	12,433,235	126,197,337
Nationwide NVIT Enhanced Income Fund, ID Class	4,255,319	42,723,407

		168,920,744

Money Market Fund (9.2%)
NVIT Money Market Fund, ID Class	28,891,560	28,891,560

Total Mutual Funds		260,358,584

Fixed Contract (17.3%) (a) (b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 4.05%	$54,376,375	$54,376,375

Total Investments (Cost $311,226,111) (c) — 100.0%		314,734,959
Other assets in excess of liabilities — 0.0%		(36,951)

NET ASSETS — 100.0%		$314,698,008

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Investor
Destinations
Conservative Fund

Assets:
Investments in affiliates, at value (cost $311,226,111)	$314,734,959
Interest and dividends receivable	106,973
Receivable for capital shares issued	1,455,035
Receivable for investments sold	25,434
Prepaid expenses and other assets	1,183

Total Assets	316,323,584

Liabilities:
Payable for investments purchased	1,285,861
Payable for capital shares redeemed	133,549
Accrued expenses and other payables:
Investment advisory fees	34,508
Fund accounting and transfer agent fees	126
Distribution fees	66,361
Administrative servicing fees	79,199
Compliance program costs	2,051
Other	23,921

Total Liabilities	1,625,576

Net Assets	$314,698,008

Represented by:
Capital	$304,772,668
Accumulated net investment income	209,247
Accumulated net realized gains from investment transactions with affiliates	6,207,245
Net unrealized appreciation on investments	3,508,848

Net Assets	$314,698,008

Net Assets:
Class II Shares	$309,288,876
Class VI Shares	5,409,132

Total	$314,698,008

Shares outstanding (unlimited number of shares authorized):
Class II Shares	29,731,989
Class VI Shares	522,159

Total	30,254,148

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.40
Class VI Shares	$10.36

See accompanying notes to financial statements.

12 Annual Report 2007

Statements of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Investor Destinations
Conservative Fund

INVESTMENT INCOME:
Interest income from affiliates	$2,442,462
Dividend income from affiliates	10,144,863

Total Income	12,587,325

Expenses:
Investment advisory fees	400,284
Fund accounting and transfer agent fees	2,356
Distribution fees Class II Shares	757,751
Distribution fees Class VI Shares	12,035
Administrative servicing fees Class II Shares	492,226
Administrative servicing fees Class VI Shares	7,333
Custodian fees	13,630
Trustee fees	15,194
Compliance program costs (Note 3)	1,466
Other	48,530

Total expenses before earnings credit	1,750,805
Earnings credit (Note 6)	(148)

Net Expenses	1,750,657

Net Investment Income	$10,836,668

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	1,009,327
Realized gains on investment transactions with affiliates	8,008,794

Net realized gains on investment transactions	9,018,121
Net change in unrealized depreciation on investments	(3,337,700)

Net realized/unrealized gains on investments	5,680,421

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,517,089

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets

	Nationwide NVIT Investor Destinations
	Conservative Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$10,836,668	$9,414,168
Net realized gains on investment transactions	9,018,121	5,936,728
Net change in unrealized appreciation/depreciation on investments	(3,337,700)	2,833,228

Change in net assets resulting from operations	16,517,089	18,184,124

Distributions to shareholders from:
Net investment income:
Class II	(10,659,762)	(9,362,448)
Class VI	(179,634)	(183,662)
Net realized gains:
Class II	(7,040,572)	(3,126,505)
Class VI	(122,000)	(56,609)

Change in net assets from shareholder distributions	(18,001,968)	(12,729,224)

Change in net assets from capital transactions	5,630,893	20,121,133

Change in net assets	4,146,014	25,576,033
Net Assets:
Beginning of period	310,551,994	284,975,961

End of period	$314,698,008	$310,551,994

Accumulated net investment income at end of period	$209,247	$75,494

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$65,705,122	$103,068,728
Dividends reinvested	17,700,272	12,488,923
Cost of shares redeemed	(77,307,396)	(96,645,803)

	6,097,998	18,911,848

Class VI Shares
Proceeds from shares issued	2,939,766	5,171,391
Dividends reinvested	301,633	240,271
Cost of shares redeemed (a)	(3,708,504)	(4,202,377)

	(467,105)	1,209,285

Change in net assets from capital transactions	$5,630,893	$20,121,133

SHARE TRANSACTIONS:
Class II Shares
Issued	6,257,799	9,975,165
Reinvested	1,706,694	1,217,177
Redeemed	(7,341,451)	(9,378,104)

	623,042	1,814,238

See accompanying notes to financial statements.

14 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Investor Destinations
	Conservative Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS: (continued)
Class VI Shares
Issued	280,787	499,380
Reinvested	29,207	23,454
Redeemed	(357,276)	(406,223)

	(47,282)	116,611

Total change in shares	575,760	1,930,849

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 15

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

Nationwide NVIT Investor Destinations Conservative Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class II Shares
Year ended December 31, 2003	$9.83	0.24	0.53	0.77	(0.24)
Year ended December 31, 2004 (e)	$10.32	0.24	0.23	0.47	(0.24)
Year ended December 31, 2005	$10.45	0.29	0.05	0.34	(0.29)
Year ended December 31, 2006	$10.27	0.32	0.29	0.61	(0.32)
Year ended December 31, 2007	$10.46	0.37	0.19	0.56	(0.37)
Class VI Shares
Period ended December 31, 2004 (g)	$10.26	0.21	0.25	0.46	(0.21)
Year ended December 31, 2005	$10.45	0.31	0.04	0.35	(0.31)
Year ended December 31, 2006	$10.26	0.31	0.29	0.60	(0.33)
Year ended December 31, 2007	$10.43	0.37	0.19	0.56	(0.38)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses to
	Realized	Total	Value, End	Total	Period	Average Net
	Gains	Distributions	of Period	Return (a)	(000s)	Assets (b)

Class II Shares
Year ended December 31, 2003	(0.04)	(0.28)	$10.32	7.91%	$90,624	0.56%
Year ended December 31, 2004 (e)	(0.10)	(0.34)	$10.45	4.65%	$256,277	0.56%
Year ended December 31, 2005	(0.23)	(0.52)	$10.27	3.31%	$280,331	0.57%
Year ended December 31, 2006	(0.10)	(0.42)	$10.46	6.16%	$304,610	0.57%
Year ended December 31, 2007	(0.25)	(0.62)	$10.40	5.38%	$309,289	0.57%
Class VI Shares
Period ended December 31, 2004 (g)	(0.06)	(0.27)	$10.45	4.48%	$1,454	0.41%
Year ended December 31, 2005	(0.23)	(0.54)	$10.26	3.39%	$4,645	0.47%
Year ended December 31, 2006	(0.10)	(0.43)	$10.43	6.13%	$5,942	0.57%
Year ended December 31, 2007	(0.25)	(0.63)	$10.36	5.43%	$5,409	0.56%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (b)	Net Assets (b)(c)	Net Assets (b)(c)	Turnover (d)

Class II Shares
Year ended December 31, 2003	2.55%	(f)	(f)	24.84%
Year ended December 31, 2004 (e)	2.39%	(f)	(f)	15.34%
Year ended December 31, 2005	2.79%	(f)	(f)	30.49%
Year ended December 31, 2006	3.10%	(f)	(f)	45.93%
Year ended December 31, 2007	3.52%	0.57%	3.52%	101.35%
Class VI Shares
Period ended December 31, 2004 (g)	3.00%	(f)	(f)	15.34%
Year ended December 31, 2005	2.95%	(f)	(f)	30.49%
Year ended December 31, 2006	3.13%	(f)	(f)	45.93%
Year ended December 31, 2007	3.58%	0.56%	3.58%	101.35%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.
(f)	There were no fee reductions during the period.
(g)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes to financial statements.

16 annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Investor Destinations Conservative Fund (the “Fund”) (formerly “Gartmore GVIT Investor Destinations Conservative Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide”). The Fund’s target allocation range is 20-30%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide. This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the fiscal year ended December 31, 2007, the rate ranged from 3.95% to 4.05%. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors (“NFA” or “Adviser”) (formerly “Gartmore Mutual Capital Trust” (“GMF”)) believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

The following policies, (b) through (h), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

18 Annual Report 2007

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means th a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc. and indirect subsidiary of Nationwide Corporation, the parent company of NFS.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (formerly, Gartmore Investor Services, Inc. (“GISI”)) (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The Fund does not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, The BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Fund’s principal underwriter,

20 Annual Report 2007

is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $917,578 in Administrative Services Fees from the Fund.

Under the terms the Fund Administration and Transfer Agency Agreement and of a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $11,466.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $2,233.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $262,001,248 and sales of $251,594,713.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

22 Annual Report 2007

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$11,108,190	$6,893,778	$18,001,968	$–	$18,001,968

2006	$9,546,110	$3,183,114	$12,729,224	$–	$12,729,224

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$1,209,255	$5,266,573	$6,475,828	$–	$–	$3,449,512	$9,925,340

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$311,285,447	$3,937,814	$(488,302)	$3,449,512

2007 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Investor Destinations Conservative Fund (formerly Gartmore GVIT Investor Destinations Conservative Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

24 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 5% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $6,893,778 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 25

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

26 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President – Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President – Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 29

Nationwide NVIT U.S. Growth Leaders Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-DMKT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT U.S. Growth Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT U.S. Growth Leaders Fund (Class III at NAV) returned 22.43% versus 5.49% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 167 funds as of Dec. 31, 2007) was 12.67% for the same period.

Can you describe the market environment during the reporting period?

U.S. stocks recorded modest gains during 2007. Performance deteriorated during the second half of the year, however, particularly in the fourth quarter, as prospects for the U.S. economy worsened due to the subprime mortgage crisis and continued weakness in the housing market. The financials sector was particularly hard-hit, with a number of prominent companies reporting huge write-downs (the reduction of the book value of assets that are overvalued compared to their market value) and disappointing earnings in the second and third quarters. These companies had significant investments in securities backed by subprime mortgages, and when borrowers began defaulting on the underlying loans in large numbers, the securities plunged in value. On the other hand, growth sectors such as information technology performed well, aided by lean inventories, healthy demand and favorable product cycles.

What areas of investment provided the most positive relative returns for the Fund?

Favorable stock selection and a sizable underweighting in the troubled financials sector jointly added more than seven percentage points to the Fund’s performance versus the benchmark. Other sectors that had a notable positive impact on Fund results were health care and industrials. Individual contributors included Monsanto Co., which enjoyed robust demand for its genetically modified seeds. The Fund also was aided by Precision Castparts Corp., a maker of industrial castings that benefited from both a strong commercial aircraft cycle and industrial demand for its forging products. In financials, online energy exchange IntercontinentalExchange, Inc. was a key contributor to the Fund, aided by robust organic growth and strategic acquisitions. SunPower Corp., a strong performer from the industrials sector, was lifted by surging demand for its solar energy products and services.

What areas detracted from Fund performance?

The Fund’s performance was hindered by not owning enough Apple Inc. during the reporting period. Despite a rich valuation, the stock continued to climb, supported by robust sales for the iPhone, which passed the 1 million mark in units sold less than three months after its June 29 launch. India-based Cognizant Technology Solutions Corp. also detracted from Fund performance. The technology services and outsourcing provider was hampered by turmoil in the financials sector, a major source of the company’s revenues. Lehman Brothers Holdings Inc., a leader in mortgage-backed securities underwriting and trading, was hurt by the subprime crisis, despite what we felt was a low valuation and management’s favorable execution.

What is your outlook for the near term?

We believe that earnings estimates for 2008 are too high and will be lowered as the year progresses. Accordingly, we have given the Fund a more defensive tilt by taking some profits in technology, boosting the exposure to health care and lessening the underweighting in consumer staples. We believe this greater emphasis on stable growth should serve the Fund’s shareholders well in the coming months.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained. These returns were achieved primarily during favorable market conditions.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not  affiliated with Aberdeen Asset Management Inc.

2007 Annual Report 5

Nationwide NVIT U.S. Growth Leaders Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I3	22.49%	18.52%	10.11%	1.21%

Class II [3]	22.12%	18.24%	9.88%	1.46%

Class III [4]	22.43%	18.56%	10.19%	1.20%

*	As of December 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 31, 2001.

[3]	These returns until the creation of the Class I shares (June 3, 2002) and Class II shares (March 21, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[4]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Nationwide NVIT U.S. Growth Leaders Fund, Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide NVIT U.S. Growth Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Nationwide NVIT			Account Value ($)	Account Value ($)	07/01/07 -	07/01/07 -
U.S. Growth Leaders Fund			07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class I	Actual		1,000.00	1,084.90	6.15	1.17
Class I	Hypothetical	(b)	1,000.00	1,019.31	5.96	1.17

Class II	Actual		1,000.00	1,082.80	7.51	1.43
Class II	Hypothetical	(b)	1,000.00	1,018.00	7.27	1.43

Class III	Actual		1,000.00	1,085.20	5.99	1.14
Class III	Hypothetical	(b)	1,000.00	1,019.46	5.80	1.14

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Nationwide NVIT U.S. Growth Leaders Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.4%
Repurchase Agreements	1.2%
Other Investments*	1.9%
Liabilities in excess of other assets**	-1.5%

100.0%

Top Holdings

Invesco Ltd.	5.3%
Gilead Sciences, Inc.	3.9%
Transocean, Inc.	3.9%
CVS Caremark Corp.	3.7%
Google, Inc., Class A	3.4%
Baxter International, Inc.	3.3%
Network Appliance, Inc.	3.2%
Ametek, Inc.	3.2%
Monsanto Co.	3.2%
Cisco Systems, Inc.	3.1%
Other	63.8%

100.0%

Top Industries***

Computers & Peripherals	8.5%
Energy Equipment & Services	8.2%
Communications Equipment	7.5%
Capital Markets	7.4%
Semiconductors & Semiconductor Equipment	7.4%
Electrical Equipment	5.4%
Aerospace & Defense	5.3%
Life Sciences Tools & Services	4.7%
Specialty Retail	4.0%
Biotechnology	3.9%
Other	37.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Nationwide NVIT U.S. Growth Leaders Fund
Statement of Investments
December 31, 2007

Nationwide NVIT U.S. Growth Leaders Fund

Common Stocks (98.4%)

	Shares	Value

Aerospace & Defense (5.3%)
Precision Castparts Corp.	11,620	$1,611,694
Rockwell Collins, Inc.	24,710	1,778,379

		3,390,073

Auto Components (2.2%)
BorgWarner, Inc.	28,500	1,379,685

Biotechnology (3.9%)
Gilead Sciences, Inc.*	54,290	2,497,883

Capital Markets (7.4%)
Goldman Sachs Group, Inc. (The)	6,150	1,322,557
Invesco Ltd.	108,100	3,392,178

		4,714,735

Chemicals (3.2%)
Monsanto Co.	18,090	2,020,472

Communications Equipment (7.5%)
Cisco Systems, Inc.*	73,890	2,000,202
Corning, Inc.	51,690	1,240,043
Nokia Oyj ADR — FI	40,150	1,541,359

		4,781,604

Computers & Peripherals (8.5%)
Apple, Inc.*	7,500	1,485,600
Hewlett-Packard Co.	36,600	1,847,568
Network Appliance, Inc.*	82,130	2,049,965

		5,383,133

Diversified Financial Services (2.5%)
Intercontinental Exchange, Inc.*	8,190	1,576,575

Electrical Equipment (5.4%)
Ametek, Inc.	43,740	2,048,782
Cooper Industries Ltd., Class A	26,150	1,382,812

		3,431,594

Energy Equipment & Services (8.2%)
SunPower Corp., Class A*	8,930	1,164,383
Transocean, Inc.*	17,203	2,462,609
Weatherford International Ltd.*	23,300	1,598,380

		5,225,372

Food & Staples Retailing (3.7%)
CVS Caremark Corp.	58,590	2,328,952

Health Care Equipment & Supplies (3.3%)
Baxter International, Inc.	36,370	2,111,278

Health Care Providers & Services (2.9%)
UnitedHealth Group, Inc.	32,000	1,862,400

Hotels, Restaurants & Leisure (3.1%)
McDonald’s Corp.	33,800	1,991,158

Insurance (2.8%)
AFLAC, Inc.	28,450	1,781,824

Internet Software & Services (3.4%)
Google, Inc., Class A*	3,110	2,150,503

Life Sciences Tools & Services (4.7%)
Charles River Laboratories International, Inc.*	17,230	1,133,734
Thermo Fisher Scientific, Inc.*	32,440	1,871,139

		3,004,873

Oil, Gas & Consumable Fuels (3.0%)
XTO Energy, Inc.	36,375	1,868,220

Pharmaceutical (2.9%)
Merck & Co., Inc.	31,870	1,851,966

Semiconductors & Semiconductor Equipment (7.4%)
Atheros Communications*	38,450	1,174,263
Intel Corp.	71,460	1,905,124
NVIDIA Corp.*	46,910	1,595,878

		4,675,265

Software (3.1%)
Oracle Corp.*	85,790	1,937,138

Specialty Retail (4.0%)
GameStop Corp.*	24,200	1,503,062
Pacific Sunwear of California*	75,120	1,059,943

		2,563,005

Total Common Stocks		62,527,708

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT U.S. Growth Leaders Fund (Continued)

Repurchase Agreement (1.2%)

	Principal Amount	Value

CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $45,717, collateralized by Government National Mortgage Association with a market value of $46,620	$45,706	$45,706
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $402,900, collateralized by U.S. Government Agencies with a market value of $410,862	402,805	402,805
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $352,537, collateralized by U.S. Government Agency Mortgages with a market value of $359,504	352,455	352,455

Total Repurchase Agreements		800,966

Securities Purchased With Collateral For Securities On Loan (1.9%)
Repurchase Agreement (1.9%)
Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $1,194,703, collateralized by U.S. Government Agency Mortgages with a market value of $1,218,276	1,194,388	1,194,388

Total Securities Purchased With Collateral For Securities On Loan		1,194,388

Total Investments (Cost $59,632,414) (a) — 101.5%		64,523,062
Liabilities in excess of other assets — (1.5)%		(960,942)

NET ASSETS — 100.0%		$63,562,120

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

FI	Finland

See accompanying notes to financial statements.

10 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
U.S. Growth
Leaders Fund

Assets:
Investments, at value (cost $57,637,060)*	$62,527,708
Repurchase agreements, at cost and value	1,995,354

Total Investments	64,523,062

Cash	29,727
Interest and dividends receivable	48,958
Receivable for capital shares issued	80,773
Receivable for investments sold	1,078,360
Prepaid expenses and other assets	53

Total Assets	65,760,933

Liabilities:
Payable for investments purchased	756,121
Payable upon return of securities loaned (Note 2)	1,194,388
Payable for capital shares redeemed	52,740
Accrued expenses and other payables:
Investment advisory fees	162,159
Fund administration and transfer agent fees	1,221
Distribution fees	4,917
Administrative servicing fees	16,853
Compliance program costs	298
Other	10,116

Total Liabilities	2,198,813

Net Assets	$63,562,120

Represented by:
Capital	$49,177,792
Accumulated net investment loss	—
Accumulated net realized gains from investment transactions	9,493,680
Net unrealized appreciation on investments	4,890,648

Net Assets	$63,562,120

Net Assets:
Class I Shares	$14,894,268
Class II Shares	23,228,622
Class III Shares	25,439,230

Total	$63,562,120

Shares outstanding (unlimited number of shares authorized):
Class I Shares	1,153,925
Class II Shares	1,813,607
Class III Shares	1,959,056

Total	4,926,588

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.91
Class II Shares	$12.81
Class III Shares	$12.99

* Includes value of securities on loan of $1,164,383 (Note 2).

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
U.S. Growth
Leaders Fund

INVESTMENT INCOME:
Interest income	$76,706
Dividend income	333,136
Income from securities lending (Note 2)	18,264

Total Income	428,106

Expenses:
Investment advisory fees	538,845
Fund administration and transfer agent fees	31,644
Distribution fees Class II Shares	52,744
Administrative servicing fees Class I Shares	20,838
Administrative servicing fees Class II Shares	36,874
Administrative servicing fees Class III Shares	40,690
Custodian fees	6,985
Trustee fees	2,942
Compliance program costs (Note 3)	163
Other	23,323

Total expenses before earnings credit	755,048
Earnings credit (Note 6)	(364)

Net Expenses	754,684

Net Investment Loss	(326,578)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	10,292,574
Net change in unrealized appreciation on investments	1,955,960

Net realized/unrealized gains on investments	12,248,534

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,921,956

See accompanying notes to financial statements.

12 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide NVIT U.S.
	Growth Leaders Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(326,578)	$121,302
Net realized gains on investment transactions	10,292,574	107,878
Net change in unrealized appreciation/depreciation on investments	1,955,960	(1,126,069)

Change in net assets resulting from operations	11,921,956	(896,889)

Distributions to shareholders from:
Net investment income:
Class I	–	(26,243)
Class II	–	(26,750)
Class III	–	(68,309)
Net realized gains:
Class I	–	(205,376)
Class II	–	(373,444)
Class III	–	(590,833)
Tax return of capital:
Class I	–	(5,876)
Class II	–	(5,989)
Class III	–	(15,294)

Change in net assets from shareholder distributions	–	(1,318,114)

Change in net assets from capital transactions	(8,860,042)	(4,690,434)

Change in net assets	3,061,914	(6,905,437)
Net Assets:
Beginning of period	60,500,206	67,405,643

End of period	$63,562,120	$60,500,206

Accumulated net investment loss at end of period	$—	$–

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT U.S.
	Growth Leaders Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,346,567	$4,801,363
Dividends reinvested	–	237,494
Cost of shares redeemed	(3,427,328)	(3,923,615)

	919,239	1,115,242

Class II Shares
Proceeds from shares issued	3,605,515	5,806,714
Dividends reinvested	–	406,181
Cost of shares redeemed	(4,324,344)	(4,812,555)

	(718,829)	1,400,340

Class III Shares
Proceeds from shares issued	4,522,221	8,365,161
Dividends reinvested	–	674,433
Cost of shares redeemed (a)	(13,582,673)	(16,245,610)

	(9,060,452)	(7,206,016)

Change in net assets from capital transactions	$(8,860,042)	$(4,690,434)

SHARE TRANSACTIONS:
Class I Shares
Issued	357,677	447,301
Reinvested	–	23,415
Redeemed	(297,271)	(375,985)

	60,406	94,731

Class II Shares
Issued	302,245	538,982
Reinvested	–	40,354
Redeemed	(374,115)	(466,666)

	(71,870)	112,670

Class III Shares
Issued	382,188	764,926
Reinvested	–	66,190
Redeemed	(1,175,701)	(1,537,239)

	(793,513)	(706,123)

Total change in shares	(804,977)	(498,722)

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

14 Annual Report 2007

Financial Highlights
(Selected Data for a Share of Capital Stock Outstanding Throughout the Periods Indicated)

Nationwide NVIT U.S. Growth Leaders Fund

		Investment Activities			Distributions

	Net Asset	Net	Net Realized							Net Asset
	Value,	Investment	and Unrealized	Total from	Net	Net				Value,
	Beginning	Income	Gains (Losses)	Investment	Investment	Realized	Return of	Total	Redemption	End of
	of Period	(Loss)	on Investments	Activities	Income	Gains	capital	Distributions	fees	Period

Class I Shares
Year ended December 31, 2003	$7.56	(0.02)	3.95	3.93	–	(0.76)	–	(0.76)	0.01	$10.74
Year ended December 31, 2004	$10.74	(0.08)	1.36	1.28	–	(0.46)	–	(0.46)	–	$11.56
Year ended December 31, 2005	$11.56	(0.02)	1.32	1.30	–	(2.06)	–	(2.06)	–	$10.80
Year ended December 31, 2006	$10.80	0.02	(0.08)	(0.06)	(0.02)	(0.18)	(0.01)	(0.21)	–	$10.53
Year ended December 31, 2007	$10.53	(0.05)	2.43	2.38	–	–	–	–	–	$12.91
Class II Shares
Period ended December 31, 2003 (h)	$8.17	(0.02)	3.36	3.34	–	(0.76)	–	(0.76)	0.01	$10.76
Year ended December 31, 2004	$10.76	(0.08)	1.33	1.25	–	(0.46)	–	(0.46)	–	$11.55
Year ended December 31, 2005	$11.55	(0.04)	1.31	1.27	–	(2.06)	–	(2.06)	–	$10.76
Year ended December 31, 2006	$10.76	– (i)	(0.07)	(0.07)	(0.01)	(0.18)	(0.01)	(0.20)	–	$10.49
Year ended December 31, 2007	$10.49	(0.08)	2.40	2.32	–	–	–	–	–	$12.81
Class III Shares
Year ended December 31, 2003	$7.58	(0.03)	3.99	3.96	–	(0.76)	–	(0.76)	0.01	$10.79
Year ended December 31, 2004	$10.79	(0.11)	1.40	1.29	–	(0.46)	–	(0.46)	–	$11.62
Year ended December 31, 2005	$11.62	(0.03)	1.33	1.30	–	(2.06)	–	(2.06)	–	$10.86
Year ended December 31, 2006	$10.86	0.04	(0.08)	(0.04)	(0.02)	(0.18)	(0.01)	(0.21)	–	$10.61
Year ended December 31, 2007	$10.61	(0.06)	2.44	2.38	–	–	–	–	–	$12.99

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratios/Supplemental Data
										Ratio of
								Ratio of		Investment
						Ratio of		Expenses		Income (Loss)
			Net Assets	Ratio of		Net Investment		(Prior to		(Prior to
			at End	Expenses		Income (Loss)		Reimbursements)		Reimbursements)
	Total		of Period	to Average		to Average		to Average		to Average		Portfolio
	Return(a)		(000s)	Net Assets(b)		Net Assets(b)		Net Assets(b)(c)		Net Assets(b)(c)		Turnover(d)

Class I Shares
Year ended December 31, 2003	52.14%		$6,199	1.19%		(0.50%	)	(e	)	(e	)	580.71%
Year ended December 31, 2004	12.41%		$6,369	1.29%		(0.77%	)	(e	)	(e	)	520.00%
Year ended December 31, 2005	11.96%		$10,783	1.17%		(0.39%	)	(e	)	(e	)	447.55%
Year ended December 31, 2006	(0.29%	)(f)	$11,510	1.21%	(g)	0.26%	(g)	(e	)	(e	)	382.64%
Year ended December 31, 2007	22.49%		$14,894	1.17%		(0.46%	)	1.17%		(0.46%	)	344.07%
Class II Shares
Period ended December 31, 2003 (h)	41.02%		$4,101	1.43%		(0.66%	)	(e	)	(e	)	580.71%
Year ended December 31, 2004	12.10%		$10,593	1.53%		(1.03%	)	(e	)	(e	)	520.00%
Year ended December 31, 2005	11.70%		$19,067	1.41%		(0.63%	)	(e	)	(e	)	447.55%
Year ended December 31, 2006	(0.50%	)(f)	$19,777	1.46%	(g)	0.02%	(g)	(e	)	(e	)	382.64%
Year ended December 31, 2007	22.12%		$23,229	1.43%		(0.72%	)	1.43%		(0.72%	)	344.07%
Class III Shares
Year ended December 31, 2003	52.39%		$54,959	1.19%		(0.50%	)	(e	)	(e	)	580.71%
Year ended December 31, 2004	12.45%		$33,158	1.29%		(0.77%	)	(e	)	(e	)	520.00%
Year ended December 31, 2005	11.99%		$37,556	1.17%		(0.38%	)	(e	)	(e	)	447.55%
Year ended December 31, 2006	(0.29%	)(f)	$29,194	1.20%	(g)	0.31%	(g)	(e	)	(e	)	382.64%
Year ended December 31, 2007	22.43%		$25,439	1.16%		(0.45%	)	1.16%		(0.45%	)	344.07%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.
(f)	Includes reimbursement from the Investment Adviser which increased the total return by 0.66%
(g)	Excludes reimbursement from the Investment Adviser.
(h)	For the period from March 21, 2003 (commencement of operations) through December 31, 2003.
(i)	The amount is less than $0.005 per share.

See accompanying notes to financial statements.

2007 Annual Report 15

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT U.S. Growth Leaders Fund (the “Fund”) (formerly “Gartmore GVIT U.S. Growth Leaders Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

16 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e) Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f) Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g) Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the

18 Annual Report 2007

counterparty on the dividend pay date. The collateral for securities sold short, if any, includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(h) Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i) Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2007, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral

$1,164,383	$1,194,388

(j) Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k) Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l) Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Effective October 1, 2007, Aberdeen Asset Management Inc. (the “subadviser”) became the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA a base investment advisory fee that can vary depending on the Fund’s performance relative to the Fund’s benchmark, the S&P 500 Index, as follows:

Base Management Fee*	Fees

Up to $500 million	0.90%

$500 million up to $2 billion	0.80%

$2 billion or more	0.75%

*	The Fund pays NFA a base management fee (as shown above) which may be adjusted upward or downward depending on the Fund’s performance relative to the Fund’s benchmark, the S&P 500 Index. Thus, if the Fund outperforms the Fund’s benchmark by 12% or more over a 36-month period, the Fund will pay higher management fees. Conversely, if the Fund underperforms the Fund’s benchmark by 12% or more over a 36-month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and NFA will receive the applicable base fee. The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to the Fund’s average net assets over the current quarter, while the performance adjustment percentage is applied to the Fund’s average net assets over the rolling 36-month performance period. The corresponding dollar values then are added to arrive at the overall NFA advisory fee for the current period. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment

Up to $500 million	+/-0.22%

$500 million up to $2 billion	+/-0.18%

$2 billion or more	+/-0.16%

The performance adjusted advisory fee will be paid quarterly.

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $70,510 for the year ended December 31, 2007.

20 Annual Report 2007

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $190,852 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agreement and, a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such cost amounted to $163.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $10,518.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $201,889,632 and sales of $210,444,715.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these

22 Annual Report 2007

arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

Distributions paid from

		Net Long Term	Total Taxable		Total
Year	Ordinary Income	Capital Gains	Distributions	Return of Capital	Distributions Paid

2007	$–	$–	$–	$–	$–

2006	$1,195,211	$95,744	$1,290,955	$27,159	$1,318,114

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

	Undistributed			Accumulated
Undistributed	Long-Term			Capital	Unrealized
Ordinary	Capital	Accumulated	Distributions	and Other	Appreciation	Total Earnings
Income	Gains	Earnings	Payable	Losses	(Depreciation)*	(Deficit)

$8,843,847	$881,338	$9,725,185	$–	$–	$4,659,144	$14,384,329

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$59,863,918	$5,136,487	$(477,343)	$4,659,144

24 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT U.S. Growth Leaders Fund (formerly Gartmore GVIT U.S. Growth Leaders Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 25

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

26 Annual Report 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 27

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

28 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 29

Gartmore NVIT Global Utilities Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-DMKT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Gartmore NVIT Global Utilities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Gartmore NVIT Global Utilities Fund (Class III at NAV) returned 20.39% versus 22.39% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds (consisting of 34 funds as of Dec. 31, 2007) was 22.97% for the same period.

Can you describe the market environment during the reporting period?

The utilities sector continued to enjoy a positive environment as the already high and rising costs of crude oil and natural gas were passed on to customers in the form of higher electricity prices. This trend was particularly marked in Europe, where utilities are less regulated than their U.S. counterparts— for now. Less onerous regulation gives companies greater freedom to pass along increased energy costs to consumers. (Germany, however, introduced a new cartel law, which moved powers from the sector to the cartel office.) Growing customer demand encouraged European utilities to upgrade power grids and thus earn higher returns.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holding in German power company RWE AG contributed the most to performance. Shares in Germany’s biggest power generator were in demand, given the company’s intrinsic defensive characteristics at a time of investor caution. RWE’s performance was largely attributable to rising power prices in Central Europe. The Fund’s exposure to U.S. energy provider PPL Corp. also enhanced Fund performance. PPL reported a 42% jump in third-quarter 2007 profits as higher margins in the company’s wholesale merchant power business and a big tax break in the United Kingdom made up for the sale of PPL’s Latin American operations and an expiring tax credit for its synthetic fuel business. The Fund’s holding in Sprint Nextel Corp., the U.S. telecommunications company, also enhanced Fund performance. Sprint Nextel is building a nationwide mobile broadband network using WiMAX technology, which is seen as a cost-effective alternative to cellular broadband. The Fund’s holding in U.S. phone company Qwest Communications International Inc. contributed to Fund performance; the company is continuing to cut costs, improve customer service and focus on growth opportunities in the data and Internet markets.

What areas detracted from Fund performance?

Our holding in US energy-services provider Alliant Energy detracted from performance. Alliant’s proposed acquisition of ITC Holdings was initially blocked by an administrative law judge for Minnesota. Another performance detractor was our holding in Deutsche Telekom. Despite a slight reduction in the number of customers lost in the third quarter, the German telecom’s fixed network division has yet to show signs of improvement. With regard to its mobile-phone business, the strong euro is hampering growth at the increasingly important US subsidiary. Fund holding France Telecom also detracted from performance. French telecommunications regulator Arcep called for legislation giving it power to demand equal access for all operators to the infrastructure of former state monopoly France Telecom in order to roll out high-speed fiber optic internet nationwide.

What is your outlook for the near term?

The profitability of utilities should continue to be strong, as electricity prices remain high. The continuing drive to relax regulatory standards in Europe also should benefit European utilities. Telecommunications companies already are enjoying increased uptake of broadband bandwith. The telecommunications sector is likely to benefit further from the deployment of Fourth Generation (4G) wireless technologies such as WiMAX, HSPA (high-speed packet access) and other bandwidth-intensive wireless services. In Europe, mobile-phone operators continue to face increased regulation, notably the European Commission’s ongoing initiative to cut roaming charges. Such developments impinge on pricing power.

Subadviser:

Gartmore Global Partners

Portfolio Manager:

Ben Walker, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained. These returns were achieved primarily during favorable market conditions.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Gartmore Global Partners.

2007 Annual Report 5

Gartmore NVIT Global Utilities Fund
Fund Performance

Average Annual Total Return1

(For periods ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I3	20.43%	23.23%	13.45%	1.03%

Class II [3]	20.06%	22.97%	13.22%	1.28%

Class III [4]	20.39%	23.27%	13.49%	1.01%

*	As of December 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 28, 2001.

[3]	These returns until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[4]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore NVIT Global Utilities Fund, Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM(MSCI World Telecommunication Services )(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), the Gartmore NVIT Global Utilities Composite Index (Composite)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI World Telecommunication Services is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

(b)	MSCI World Utilities is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

(c)	The Composite is a combination of MSCI World Telecom (60%) and MSCI World Utilities (40%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Gartmore NVIT Global Utilities Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Gartmore NVIT			Account Value ($)	Account Value ($)	07/01/07 -	07/01/07 -
Global Utilities Fund			07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class I	Actual		1,000.00	1,105.60	5.52	1.04
Class I	Hypothetical	(b)	1,000.00	1,019.96	5.30	1.04

Class II	Actual		1,000.00	1,103.90	6.73	1.27
Class II	Hypothetical	(b)	1,000.00	1,018.80	6.46	1.27

Class III	Actual		1,000.00	1,104.70	5.36	1.01
Class III	Hypothetical	(b)	1,000.00	1,020.11	5.14	1.01

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Gartmore NVIT Global Utilities Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.2%
Repurchase Agreements	0.5%
Other assets in excess of liabilities	0.3%

100.0%

Top Holdings*

AT&T, Inc.	10.0%
Vodafone Group PLC	9.0%
Telefonica SA	7.8%
Verizon Communications, Inc.	5.6%
E. On AG	5.4%
France Telecom SA	4.5%
RWE AG	4.3%
PPL Corp.	2.6%
Exelon Corp.	2.6%
Iberdrola SA	2.4%
Other	45.8%

100.0%

Top Industries

Diversified Telecommunication Services	38.5%
Electric Utilities	25.0%
Wireless Telecommunication Services	14.8%
Multi-Utilities	13.0%
Independent Power Producers & Energy Traders	3.2%
Gas Utilities	2.0%
Water Utilities	1.5%
Oil, Gas & Consumable Fuels	1.2%
Other	0.8%

100.0%

Top Countries

United States	39.3%
United Kingdom	15.8%
Spain	11.3%
Germany	11.3%
France	7.2%
Japan	5.1%
Netherlands	2.2%
Italy	2.0%
Greece	1.3%
Norway	0.9%
Other	3.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Gartmore NVIT Global Utilities Fund

Common Stocks (99.2%)

	Shares	Value

AUSTRIA (0.5%) (a)
Diversified Telecommunication Services (0.5%)
Telekom Austria AG	12,340	$340,746

BELGIUM (0.4%) (a)
Electric Utility (0.2%)
Elia System Operator SA	2,770	113,006

Wireless Telecommunication Services (0.2%)
Mobistar SA	1,800	164,180

		277,186

FRANCE (7.2%)(a)
Diversified Telecommunication Services (4.5%)
France Telecom SA	85,700	3,073,811

Multi-Utility (2.1%)
Suez SA	21,000	1,429,240

Wireless Telecommunication Services (0.6%)
Bouygues	4,360	362,249

		4,865,300

GERMANY (11.3%)(a)
Diversified Telecommunication Services (1.6%)
Deutsche Telekom AG	50,580	1,113,864

Electric Utility (5.4%)
E. On AG	17,130	3,641,848
Multi-Utility (4.3%)
RWE AG	20,800	2,929,749

		7,685,461

GREECE (1.3%) (a)
Diversified Telecommunication Services (0.5%)
Hellenic Telecommunications Organization SA	8,661	316,793

Wireless Telecommunication Services (0.8%)
Cosmote Mobile Telecommunications SA	15,440	584,401

		901,194

HONG KONG (0.1%) (a)
Electric Utility (0.1%)
CLP Holdings Ltd.	11,000	74,739

ITALY (2.0%) (a)
Diversified Telecommunication Services (1.8%)
Telecom Italia SpA	220,370	683,144
Telecom Italia SpA — RNC	236,140	559,883

		1,243,027

Gas Utility (0.2%)
Snam Rete Gas SpA	15,085	96,322

		1,339,349

JAPAN (5.1%) (a)
Diversified Telecommunication Services (1.0%)
Nippon Telegraph & Telephone Corp.	137	681,109

Electric Utilities (1.4%)
Chubu Electric Power Co., Inc.	8,200	213,187
Kansai Electric Power Co., Inc.	7,700	179,380
Kyushu Electric Power Co., Inc.	6,100	149,768
Tohoku Electric Power Co., Inc.	5,600	125,997
Tokyo Electric Power Co., Inc.	11,000	284,787

		953,119

Gas Utilities (0.4%)
Osaka Gas Co. Ltd.	33,000	129,854
Tokyo Gas Co. Ltd.	26,000	121,471

		251,325

Wireless Telecommunication Services (2.3%)
KDDI Corp.	120	888,008
NTT DoCoMo, Inc.	418	688,250

		1,576,258

		3,461,811

MEXICO (0.7%)
Wireless Telecommunication Services (0.7%)
America Movil SA de CV, Series L ADR	7,380	453,058

NETHERLANDS (2.2%)(a)
Diversified Telecommunication Services (2.2%)
Royal KPN NV	82,410	1,501,243

NORWAY (0.9%) (a)
Diversified Telecommunication Services (0.9%)
Telenor ASA	25,240	599,134

PORTUGAL (0.4%) (a)
Electric Utility (0.4%)
Energias de Portugal SA	46,050	301,753

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Gartmore NVIT Global Utilities Fund (Continued)

Common Stock (continued)

	Shares	Value

SINGAPORE (0.7%)(a)
Diversified Telecommunication Services (0.7%)
Singapore Telecommunications Ltd.	172,000	$473,367

SPAIN (11.3%) (a)
Diversified Telecommunication Services (7.8%)
Telefonica SA	163,400	5,296,288

Electric Utilities (3.5%)
Iberdrola SA	108,280	1,640,221
Union Fenosa SA	11,170	753,936

		2,394,157

		7,690,445

UNITED KINGDOM (15.8%) (a)
Diversified Telecommunication Services (1.4%)
BT Group PLC	132,950	718,133
Cable & Wireless PLC	58,650	216,380

		934,513

Electric Utility (1.7%)
Scottish & Southern Energy PLC	34,960	1,139,847

Independent Power Producers & Energy Traders (0.4%)
International Power PLC	33,760	304,292

Multi-Utilities (1.8%)
Centrica PLC	101,950	726,130
United Utilities PLC	33,530	503,845

		1,229,975

Water Utilities (1.5%)
Kelda Group PLC	14,180	305,741
Pennon Group PLC	51,040	682,135

		987,876

Wireless Telecommunication Services (9.0%)
Vodafone Group PLC	1,621,620	6,086,828

		10,683,331

UNITED STATES (39.3%)
Diversified Telecommunication Services (15.6%)
AT&T, Inc.	162,510	6,753,916
Verizon Communications, Inc.	87,750	3,833,797

		10,587,713

Electric Utilities (12.3%)
Duke Energy Corp.	15,810	318,888
Edison International	5,820	310,613
Entergy Corp.	11,310	1,351,771
Exelon Corp.	21,430	1,749,545
FirstEnergy Corp.	10,280	743,655
FPL Group, Inc.	12,946	876,056
PPL Corp.	33,820	1,761,684
Progress Energy, Inc.	4,550	220,357
Reliant Energy, Inc.*	37,890	994,234

		8,326,803

Gas Utility (1.4%)
Questar Corp.	18,200	984,620

Independent Power Producers & Energy Traders (2.8%)
Constellation Energy Group	9,980	1,023,249
NRG Energy, Inc.*	20,450	886,303

		1,909,552

Multi-Utilities (4.8%)
Alliant Energy Corp.	26,580	1,081,540
CenterPoint Energy, Inc.	39,280	672,866
PG&E Corp.	7,450	321,021
Sempra Energy	18,870	1,167,676

		3,243,103

Oil, Gas & Consumable Fuels (1.2%)
El Paso Corp.	22,910	394,968
Williams Cos., Inc.	11,000	393,580

		788,548

Wireless Telecommunication Services (1.2%)
Sprint Nextel Corp.	60,730	797,385

		26,637,724

Total Common Stocks		67,285,841

Repurchase Agreements (0.5%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $17,241, collateralized by Government National Mortgage Association with a market value of $17,581	$17,236	17,236
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $151,941, collateralized by U.S. Government Agencies with a market value of $154,943	151,905	151,905

10 Annual Report 2007

Repurchase Agreements (continued)

	Shares or
	Principal Amount	Value

Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $132,948, collateralized by U.S. Government Agency Mortgages with a market value of $135,575	$132,917	$132,917

Total Repurchase Agreements		302,058

Total Investments(Cost $56,422,730) (b) — 99.7%		67,587,899
Other assets in excess of liabilities — 0.3%		225,615

NET ASSETS — 100.0%		$67,813,514

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

RNC	Savings Shares

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Assets and Liabilities
December 31, 2007

Gartmore NVIT
Global Utilities Fund

Assets:
Investments, at value (cost $56,120,672)	$67,285,841
Repurchase agreements, at cost and value	302,058

Total Investments	67,587,899

Interest and dividends receivable	182,351
Receivable for capital shares issued	161,532
Reclaims receivable	43,511
Prepaid expenses and other assets	300

Total Assets	67,975,593

Liabilities:
Payable for capital shares redeemed	7,366
Accrued expenses and other payables:
Investment advisory fees	110,660
Fund administration and transfer agent fees	5,999
Distribution fees	205
Administrative servicing fees	28,583
Compliance program costs	310
Other	8,956

Total Liabilities	162,079

Net Assets	$67,813,514

Represented by:
Capital	$56,620,678
Accumulated net investment income	24,223
Accumulated net realized gains from investment and foreign currency transactions	2,109
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,166,504

Net Assets	$67,813,514

Net Assets:
Class I Shares	$11,206,710
Class II Shares	952,126
Class III Shares	55,654,678

Total	$67,813,514

Shares outstanding (unlimited number of shares authorized):
Class I Shares	914,350
Class II Shares	77,364
Class III Shares	4,524,301

Total	5,516,015

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.26
Class II Shares	$12.31
Class III Shares	$12.30

See accompanying notes to financial statements.

12 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Gartmore NVIT
Global Utilities Fund

INVESTMENT INCOME:
Interest income	$25,667
Dividend income	2,662,875
Foreign tax withholding	(146,304)

Total Income	2,542,238

Expenses:
Investment advisory fees	485,391
Fund administration and transfer agent fees	53,129
Distribution fees Class II Shares	2,526
Administrative servicing fees Class I Shares	25,285
Administrative servicing fees Class II Shares	1,768
Administrative servicing fees Class III Shares	92,993
Custodian fees	26,136
Trustee fees	3,792
Compliance program costs (Note 3)	284
Other	26,603

Total expenses before earnings credit	717,907
Earnings credit (Note 6)	(96)

Net Expenses	717,811

Net Investment Income	1,824,427

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	12,034,248
Net realized losses on foreign currency transactions	(36,920)

Net realized gains on investment and foreign currency transactions	11,997,328

Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(783,275)

Net realized/unrealized gains on investments and translation of assets and liabilities denominated in foreign currencies	11,214,053

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,038,480

See accompanying notes to financial statements.

2007 Annual Report 13

Statements of Changes in Net Assets

	Gartmore NVIT
	Global Utilities Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,824,427	$1,345,086
Net realized gains on investment and foreign currency transactions	11,997,328	4,526,006
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(783,275)	10,852,034

Change in net assets resulting from operations	13,038,480	16,723,126

Distributions to shareholders from:
Net investment income:
Class I	(356,384)	(158,945)
Class II	(21,048)	(21,607)
Class III	(1,357,588)	(1,161,213)
Net realized gains:
Class I	(2,232,420)	(455,111)
Class II	(178,906)	(59,551)
Class III	(10,466,107)	(3,210,811)

Change in net assets from shareholder distributions	(14,612,453)	5,067,238

Change in net assets from capital transactions	280,586	18,035,902

Change in net assets	(1,293,387)	29,691,790
Net Assets:
Beginning of period	69,106,901	39,415,111

End of period	$67,813,514	$69,106,901

Accumulated net investment income at end of period	$24,223	$2,152

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$19,511,371	$9,637,169
Dividends reinvested	2,588,800	614,055
Cost of shares redeemed	(19,634,731)	(7,927,049)

	2,465,440	2,324,175

Class II Shares
Proceeds from shares issued	246	–
Dividends reinvested	199,954	81,158
Cost of shares redeemed	(285,596)	(155,233)

	(85,396)	(74,075)

Class III Shares
Proceeds from shares issued	14,665,692	21,209,217
Dividends reinvested	11,823,681	4,372,018
Cost of shares redeemed (a)	(28,588,831)	(9,795,433)

	(2,099,458)	15,785,802

Change in net assets from capital transactions	$280,586	$18,035,902

See accompanying notes to financial statements.

14 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Gartmore NVIT
	Global Utilities Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

SHARE TRANSACTIONS:
Class I Shares
Issued	1,461,501	782,111
Reinvested	206,496	49,060
Redeemed	(1,415,165)	(623,869)

	252,832	207,302

Class II Shares
Reinvested	16,002	6,542
Redeemed	(20,423)	(13,516)

	(4,421)	(6,974)

Class III Shares
Issued	1,035,693	1,815,201
Reinvested	946,231	349,318
Redeemed	(2,085,664)	(874,332)

	(103,740)	1,290,187

Total change in shares	144,671	1,490,515

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 15

Financial Highlights
(Selected Data for a Share of Capital Stock Outstanding Throughout the Periods Indicated)

Gartmore NVIT Global Utilities Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$7.42	0.06	1.71	1.77	(0.04)
Year ended December 31, 2004	$9.16	0.13	2.60	2.73	(0.13)
Year ended December 31, 2005	$11.26	0.22	0.48	0.70	(0.24)
Year ended December 31, 2006	$10.13	0.32	3.44	3.76	(0.30)
Year ended December 31, 2007	$12.83	0.46	2.13	2.59	(0.35)
Class II Shares
Period ended December 31, 2003 (f)	$7.08	0.03	2.09	2.12	(0.03)
Year ended December 31, 2004	$9.18	0.18	2.53	2.71	(0.11)
Year ended December 31, 2005	$11.28	0.20	0.48	0.68	(0.21)
Year ended December 31, 2006	$10.16	0.32	3.42	3.74	(0.27)
Year ended December 31, 2007	$12.87	0.30	2.26	2.56	(0.31)
Class III Shares
Year ended December 31, 2003	$7.43	0.10	1.68	1.78	(0.04)
Year ended December 31, 2004	$9.18	0.14	2.60	2.74	(0.14)
Year ended December 31, 2005	$11.28	0.22	0.49	0.71	(0.24)
Year ended December 31, 2006	$10.16	0.30	3.47	3.77	(0.30)
Year ended December 31, 2007	$12.87	0.35	2.24	2.59	(0.35)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets
	Net			Net Asset		at End of
	Realized	Total	Redemption	Value, End	Total	Period
	Gains	Distributions	Fees	of Period	Return(a)	(000s)

Class I Shares
Year ended December 31, 2003	–	(0.04)	0.01	$9.16	24.05%	$1,104
Year ended December 31, 2004	(0.50)	(0.63)	–	$11.26	29.97%	$4,679
Year ended December 31, 2005	(1.59)	(1.83)	–	$10.13	6.39%	$4,602
Year ended December 31, 2006	(0.76)	(1.06)	–	$12.83	37.56%	$8,489
Year ended December 31, 2007	(2.81)	(3.16)	–	$12.26	20.43%	$11,207
Class II Shares
Period ended December 31, 2003 (f)	–	(0.03)	0.01	$9.18	30.16%	$1,092
Year ended December 31, 2004	(0.50)	(0.61)	–	$11.28	29.56%	$1,069
Year ended December 31, 2005	(1.59)	(1.80)	–	$10.16	6.19%	$902
Year ended December 31, 2006	(0.76)	(1.03)	–	$12.87	37.33%	$1,053
Year ended December 31, 2007	(2.81)	(3.12)	–	$12.31	20.06%	$952
Class III Shares
Year ended December 31, 2003	–	(0.04)	0.01	$9.18	24.17%	$7,054
Year ended December 31, 2004	(0.50)	(0.64)	–	$11.28	29.95%	$31,478
Year ended December 31, 2005	(1.59)	(1.83)	–	$10.16	6.48%	$33,911
Year ended December 31, 2006	(0.76)	(1.06)	–	$12.87	37.59%	$59,565
Year ended December 31, 2007	(2.81)	(3.16)	–	$12.30	20.39%	$55,655

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
				Ratio of Net
			Ratio of	Investment
		Ratio of Net	Expenses	Income
	Ratio of	Investment	(Prior to	(Prior to
	Expenses to	Income	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	to Average	Portfolio
	Assets(b)	Net Assets(b)	Net Assets(b)(c)	Net Assets(b)(c)	Turnover(d)

Class I Shares
Year ended December 31, 2003	1.11%	1.28%	(e)	(e)	116.62%
Year ended December 31, 2004	1.08%	1.78%	(e)	(e)	358.63%
Year ended December 31, 2005	1.12%	1.92%	(e)	(e)	234.81%
Year ended December 31, 2006	1.03%	2.87%	(e)	(e)	83.69%
Year ended December 31, 2007	0.99%	3.14%	0.99%	3.14%	84.66%
Class II Shares
Period ended December 31, 2003 (f)	1.36%	0.76%	(e)	(e)	116.62%
Year ended December 31, 2004	1.33%	1.58%	(e)	(e)	358.63%
Year ended December 31, 2005	1.37%	1.68%	(e)	(e)	234.81%
Year ended December 31, 2006	1.28%	2.70%	(e)	(e)	83.69%
Year ended December 31, 2007	1.25%	2.02%	1.25%	2.02%	84.66%
Class III Shares
Year ended December 31, 2003	1.04%	1.39%	(e)	(e)	116.62%
Year ended December 31, 2004	1.05%	1.73%	(e)	(e)	358.63%
Year ended December 31, 2005	1.10%	1.96%	(e)	(e)	234.81%
Year ended December 31, 2006	1.01%	2.80%	(e)	(e)	83.69%
Year ended December 31, 2007	0.99%	2.37%	0.99%	2.37%	84.66%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.
(f)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

16 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Gartmore NVIT Global Utilities Fund (the “Fund”) (formerly “Gartmore GVIT Global Utilities Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

2007 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

18 Annual Report 2007

(e) Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f) Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g) Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

(h) Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i) Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2007.

(j) Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k) Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l) Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset

20 Annual Report 2007

value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisers (“NFA” or the “Adviser”) (formerly, Gartmore Global Asset Management Trust (“GGAMT”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Base Management Fee	Fees

Up to $500 million	0.70%

$500 million up to $2 billion	0.65%

Over $2 billion	0.60%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $253,398 for the year ended December 31, 2007.

The Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the Global Utilities Composite Index, which is comprised of 60% MSCI World Telecommunication Services Index and 40% MSCI World Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points and more	+/- 0.10%

The performance adjusted advisory fee will be paid quarterly.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) ( a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, The BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $166,178 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $284.

22 Annual Report 2007

For the year ended December 31, 2007, the advisers or affiliates of the advisers directly held 9% of the shares outstanding of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $18,611.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $60,381,921 and sales of $73,129,106.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

24 Annual Report 2007

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$5,767,231	$8,845,222	$14,612,453	$–	$14,612,453

2006	$3,826,170	$1,241,068	$5,067,238	$–	$5,067,238

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$25,817	$115,416	$141,233	$–	$(1,594)	$11,053,197	$11,192,836

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$56,536,036	$11,734,354	$(682,491)	$11,051,863

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October currency losses in the amount of $1,594.

2007 Annual Report 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT Global Utilities Fund (formerly Gartmore GVIT Global Utilities Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

26 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 15% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $8,845,222 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2007, the Fund had $0.03 per share of foreign source income.

2007 Annual Report 27

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

28 Annual Report 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 29

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

30 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 31

Nationwide NVIT Global Financial Services Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-DMKT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Nationwide NVIT Global Financial Services Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Nationwide NVIT Global Financial Services Fund (Class III at NAV) returned -1.12% versus -7.67% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds (consisting of 19 funds as of Dec. 31, 2007) was -12.62% for the same period.

Can you describe the market environment during the reporting period?

It was a difficult year for the financials sector, especially for companies in the United States that had exposure to subprime residential mortgages or securities backed by those mortgages. Default rates soared as the low “teaser” interest rates on many subprime mortgages reset to much higher levels, substantially increasing borrowers’ monthly payments. To make matters worse, housing prices declined on a national basis for the first time in decades, removing the option of refinancing on favorable terms. Problems in the housing sector and the resulting risk to worldwide economic growth spread globally to insurers and banks with large wholesale funding operations. However, many foreign banks with strong retail franchises and organic growth were insulated from the turmoil affecting U.S. banks.

What areas of investment provided the most positive relative returns for the Fund?

Stock selection in commercial banks added significantly to the Fund’s results versus the benchmark, with additional contributions coming from diversified financial services and capital markets. The top contributor to Fund performance was National Bank of Greece S.A., which benefited from the rapid expansion of retail locations throughout a number of European emerging markets. Another foreign bank that added to Fund performance was China Construction Bank Corp., which capitalized on the boom in Chinese consumer lending and a strong deposit franchise. Online energy exchange IntercontinentalExchange, Inc. benefited from volatile energy prices, as well as the company’s ability to grow both organically and through accretive acquisitions. Not owning Washington Mutual, Inc. and underweighting Citigroup Inc., two benchmark index components that were victims of the subprime crisis, also helped Fund performance.

What areas detracted from Fund performance?

Holdings in consumer finance, real estate investment trusts (REITs) and insurance names held back Fund performance. Among individual Fund holdings, mortgage loan securitizer Fannie Mae detracted from Fund performance. Despite the company’s focus primarily on higher-quality mortgage loans, Fannie Mae stock suffered as the subprime crisis deepened and began to spread to prime loans. Japanese consumer finance holding ORIX Corp. also struggled as disappointing earnings and a lackluster Japanese economy hurt the company’s stock. The Japanese economy also held back shares of the Fund’s holding in Sumitomo Mitsui Financial Group Inc. Subprime lender Accredited Home Lenders Holding Co., in which we initiated a small position after the stock already had declined substantially, weakened further on its way to a halt of lending activities in late summer.

What is your outlook for the near term?

Given the potential for further problems with the U.S. residential loan and housing markets, we plan to look for opportunities in countries where the credit and housing markets are healthier. In addition, we are investing in companies that derive revenues from fee-based models that are less dependent upon capital and credit, such as trust banks and exchanges. We remain cautious about investing in companies with significant credit exposure to the United States, because we are concerned about credit losses spreading beyond the areas directly affected by the housing slowdown.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Douglas Burtnick, CFA and Stuart Quint, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investments in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values, and general and local economic conditions.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc.

2007 Annual Report 5

Nationwide NVIT Global Financial Services Fund
Fund Performance

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	Inception[2]	Ratio*

Class I3	-1.05%	17.76%	12.29%	1.24%

Class II [3]	-1.41%	17.45%	12.01%	1.49%

Class III [4]	-1.12%	17.78%	12.31%	1.20%

*	As of December 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 28, 2001.

[3]	These returns, until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003), are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[4]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Nationwide NVIT Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide NVIT Global Financial Services Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Nationwide NVIT			Account Value ($)	Account Value ($)	07/01/07 -	07/01/07 -
Global Financial Services Fund			07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class I	Actual		1,000.00	950.30	6.49	1.32
Class I	Hypothetical	(b)	1,000.00	1,018.55	6.72	1.32

Class II	Actual		1,000.00	947.80	7.76	1.58
Class II	Hypothetical	(b)	1,000.00	1,017.24	8.03	1.58

Class III	Actual		1,000.00	949.50	6.39	1.30
Class III	Hypothetical	(b)	1,000.00	1,018.65	6.61	1.30

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Nationwide NVIT Global Financial Services Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	101.8%
Repurchase Agreements	1.7%
Liabilities in excess of other assets	-3.5%

100.0%

Top Holdings*

Banco Santander SA	3.4%
National Bank of Greece SA	3.4%
UniCredito Italiano SpA	3.1%
J.P. Morgan Chase & Co.	3.1%
Invesco Ltd.	2.8%
BNP Paribas	2.6%
Banco Bilbao Vizcaya Argentaria SA	2.5%
HSBC Holdings PLC	2.5%
Goldman Sachs Group, Inc. (The)	2.5%
Fortis NV	2.2%
Other	71.9%

100.0%

Top Industries

Commercial Banks	35.4%
Insurance	18.9%
Capital Markets	18.1%
Diversified Financial Services	15.7%
Real Estate Investment Trusts (REITs)	4.2%
Real Estate Management & Development	2.9%
Consumer Finance	2.7%
Banks	1.5%
IT Services	0.8%
Aerospace & Defense	0.7%
Other	-0.9%

100.0%

Top Countries

United States	45.9%
Japan	6.8%
Spain	5.9%
Greece	5.5%
Australia	5.0%
United Kingdom	5.0%
France	4.9%
Italy	3.8%
Canada	3.5%
Germany	2.6%
Other	11.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

Nationwide NVIT Global Financial Services Fund

Common Stocks (101.8%)

	Shares	Value

AUSTRALIA (5.0%)
Capital Markets (0.8%)
Macquarie Group Ltd.	3,400	$227,421

Commercial Banks (3.1%) (a)
Australia & New Zealand Banking Group Ltd.	12,220	292,360
Commonwealth Bank of Australia	10,240	527,814

		820,174

Real Estate Investment Trust (REIT) (1.1%) (a)
Westfield Group	16,703	305,287

		1,352,882

AUSTRIA (1.9%) (a)
Insurance (1.9%)
Wiener Staedtische Versicherung AG	6,300	504,976

BELGIUM (2.2%) (a)
Diversified Financial Services (2.2%)
Fortis — Strip WPR*	3,520	52
Fortis NV	23,000	603,795

		603,847

BERMUDA (0.6%)
Insurance (0.6%)
Arch Capital Group Ltd.*	2,270	159,695

BRAZIL (1.2%)
Diversified Financial Services (1.2%)
Bolsa De Mercadorias E Furtur*	9,400	132,097
Bovespa Holding SA*	9,800	188,949

		321,046

CANADA (3.5%)
Bank (1.5%)
Royal Bank of Canada	7,756	398,844

Insurance (2.0%)
Manulife Financial Corp.	12,900	530,407

		929,251

CHILE (0.6%)
Commercial Bank (0.6%)
Banco Santander SA ADR	3,430	174,896

CHINA (0.9%) (a)
Commercial Bank (0.9%)
China Construction Bank, Class H	296,180	248,047

FRANCE (4.9%) (a)
Commercial Bank (2.6%)
BNP Paribas	6,460	700,839

Insurance (2.3%)
AXA	15,110	602,358

		1,303,197

GERMANY (2.6%) (a)
Capital Markets (1.1%)
Deutsche Bank AG	2,200	287,493

Diversified Financial Services (1.5%)
Deutsche Boerse AG	2,080	408,208

		695,701

GREECE (5.5%) (a)
Commercial Banks (5.5%)
Alpha Bank AE	15,760	570,654
National Bank of Greece SA	13,300	911,956

		1,482,610

HONG KONG (0.7%) (a)
Real Estate Management & Development (0.7%)
Hang Lung Group Ltd.	32,930	177,948

IRELAND (0.5%)
Trading Companies & Distributors (0.5%)
Genesis Lease Ltd.	6,660	124,942

ITALY (3.8%) (a)
Commercial Bank (3.1%)
UniCredito Italiano SpA	102,300	841,373

Insurance (0.7%)
Assicurazioni Generali SpA	4,100	185,572

		1,026,945

JAPAN (6.8%) (a)
Commercial Banks (3.6%)
Mitsubishi UFJ Financial Group, Inc.	58,000	547,009
Sumitomo Mitsui Financial Group, Inc.	36	266,446
Suruga Bank Ltd.	13,390	145,686

		959,141

Consumer Finance (1.1%)
ORIX Corp.	1,730	291,003
Insurance (1.0%)
Millea Holdings, Inc.	8,500	285,404

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

Nationwide NVIT Global Financial Services Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Real Estate Management & Development (1.1%)
Mitsubishi Estate Co. Ltd.	6,880	$163,938
Sumitomo Realty & Development Co. Ltd.	5,040	123,275

		287,213

		1,822,761

NETHERLANDS (2.0%)
Aerospace & Defense (0.7%)
AerCap Holdings NV*	9,370	195,552

Diversified Financial Services (1.3%) (a)
ING Groep NV	8,470	330,003

		525,555

SINGAPORE (0.6%) (a)
Real Estate Management & Development (0.6%)
CapitaLand Ltd.	34,800	149,770

SPAIN (5.9%) (a)
Commercial Banks (5.9%)
Banco Bilbao Vizcaya Argentaria SA	27,900	679,133
Banco Santander SA	42,300	913,502

		1,592,635

SWITZERLAND (1.7%) (a)
Capital Markets (1.7%)
Credit Suisse Group	7,640	459,996

UNITED KINGDOM (5.0%) (a)
Commercial Banks (3.5%)
HSBC Holdings PLC	39,830	670,851
Lloyds TSB Group PLC	27,410	258,086

		928,937

Insurance (1.5%)
Aviva PLC	31,050	413,777

		1,342,714

UNITED STATES (45.9%)
Capital Markets (14.5%)
BlackRock, Inc.	370	80,216
Charles Schwab Corp.	14,700	375,585
GFI Group, Inc.*	1,950	186,654
Goldman Sachs Group, Inc. (The)	3,050	655,902
Invesco Ltd.	23,775	746,059
Knight Capital Group, Inc., Class A*	9,590	138,096
Legg Mason, Inc.	1,100	80,465
Lehman Brothers Holdings, Inc.	2,990	195,666
Merrill Lynch & Co., Inc.	4,120	221,162
Northern Trust Corp.	2,420	185,324
Piper Jaffray Cos.*	3,200	148,224
State Street Corp.	3,730	302,876
TD Ameritrade Holding Corp.*	28,400	569,704

		3,885,933

Commercial Banks (6.6%)
Bank of the Ozarks, Inc.	5,010	131,262
BB&T Corp.	10,230	313,754
PNC Financial Services Group, Inc.	4,650	305,272
SunTrust Banks, Inc.	2,050	128,105
U.S. Bancorp	10,500	333,270
UCBH Holdings, Inc.	5,050	71,508
Wachovia Corp.	9,500	361,285
Zions Bancorp	2,500	116,725

		1,761,181

Consumer Finance (1.6%)
American Express Co.	8,220	427,604

Diversified Financial Services (9.5%)
Bank of America Corp.	8,280	341,633
Citigroup, Inc.	7,020	206,669
CME Group, Inc.	650	445,900
IntercontinentalExchange, Inc.*	2,700	519,750
J.P. Morgan Chase & Co.	19,190	837,643
Nymex Holdings, Inc.	1,420	189,726

		2,541,321

Insurance (8.9%)
AFLAC, Inc.	6,990	437,784
American International Group, Inc.	4,150	241,945
Assurant, Inc.	2,480	165,912
Chubb Corp.	4,000	218,320
Hanover Insurance Group, Inc.	6,300	288,540
HCC Insurance Holdings, Inc.	9,260	265,577
MetLife, Inc.	2,620	161,444
Prudential Financial, Inc.	4,600	427,984
Travelers Cos., Inc. (The)	3,350	180,230

		2,387,736

IT Services (0.8%)
Wright Express Corp.*	6,310	223,942

10 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Real Estate Investment Trusts (REITs) (3.1%)
Health Care REIT, Inc.	3,280	$146,583
Host Hotels & Resorts, Inc.	9,930	169,207
MFA Mortgage Investments, Inc.	35,350	326,988
ProLogis	2,790	176,830

		819,608

Real Estate Management & Development (0.5%)
CB Richard Ellis Group, Inc., Class A*	6,900	148,695

Thrifts & Mortgage Finance (0.4%)
Federal National Mortgage Association	2,850	113,943

		12,309,963

Total Common Stocks		27,309,377

Repurchase Agreements (1.7%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $26,407, collateralized by Government National Mortgage Association with a market value of $26,929	$26,400	26,400
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $232,721, collateralized by U.S. Government Agencies with a market value of $237,319	232,666	232,666

Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $203,631, collateralized by U.S. Government Agency Mortgages with a market value of $207,655	$203,583	203,583

Total Repurchase Agreements		462,649

Total Investments (Cost $27,748,102) (b) — 103.5%		27,772,026
Liabilities in excess of other assets — (3.5)%		(945,282)

NET ASSETS — 100.0%		$26,826,744

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

2007 Annual Report 11

Statement of Assets and Liabilities
December 31, 2007

Nationwide NVIT
Global Financial
Services Fund

Assets:
Investments, at value (cost $27,285,453)	$27,309,377
Repurchase agreements, at cost and value	462,649

Total Investments	27,772,026

Foreign currencies, at value (cost $125)	125
Interest and dividends receivable	25,892
Receivable for capital shares issued	1,048
Receivable for investments sold	152,329
Reclaims receivable	19,062
Prepaid expenses and other assets	136

Total Assets	27,970,618

Liabilities:
Payable to custodian	289,086
Payable for investments purchased	514,762
Payable for capital shares redeemed	244,928
Unrealized depreciation on spot contracts	1,086
Accrued expenses and other payables:
Investment advisory fees	70,667
Fund administration and transfer agent fees	2,877
Distribution fees	301
Administrative servicing fees	11,292
Custodian fees	4,068
Compliance program costs	160
Other	4,647

Total Liabilities	1,143,874

Net Assets	$26,826,744

Represented by:
Capital	$27,070,392
Accumulated net investment loss	(7,298)
Accumulated net realized losses from investment and foreign currency transactions	(260,453)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	24,103

Net Assets	$26,826,744

Net Assets:
Class I Shares	$7,282,162
Class II Shares	1,389,817
Class III Shares	18,154,765

Total	$26,826,744

Shares outstanding (unlimited number of shares authorized):
Class I Shares	669,005
Class II Shares	128,159
Class III Shares	1,666,659

Total	2,463,823

See accompanying notes to financial statements.

12 Annual Report 2007

Statement of Assets and Liabilities (Continued)

Nationwide NVIT
Global Financial
Services Fund

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.89
Class II Shares	$10.84
Class III Shares	$10.89

See accompanying notes to financial statements.

2007 Annual Report 13

Statement of Operations
For the Year Ended December 31, 2007

Nationwide NVIT
Global Financial
Services Fund

INVESTMENT INCOME:
Interest income	$13,334
Dividend income	905,158
Foreign tax withholding	(65,996)

Total Income	852,496

Expenses:
Investment advisory fees	282,286
Fund administration and transfer agent fees	30,891
Distribution fees Class II Shares	4,275
Administrative servicing fees Class I Shares	13,035
Administrative servicing fees Class II Shares	2,877
Administrative servicing fees Class III Shares	29,786
Custodian fees	13,165
Trustee fees	1,677
Compliance program costs (Note 3)	93
Other	18,229

Total expenses before earnings credit	396,314
Earnings credit (Note 6)	(96)

Net Expenses	396,218

Net Investment Income	456,278

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	2,711,987
Net realized losses on foreign currency transactions	(62,092)

Net realized gains on investment and foreign currency transactions	2,649,895

Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,296,002)

Net realized/unrealized losses on investments and translation of assets and liabilities denominated in foreign currencies	(646,107)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(189,829)

See accompanying notes to financial statements.

14 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide NVIT Global
	Financial Services Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$456,278	$445,804
Net realized gains on investment and foreign currency transactions	2,649,895	5,064,350
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,296,002)	518,206

Change in net assets resulting from operations	(189,829)	6,028,360

Distributions to shareholders from:
Net investment income:
Class I	(103,121)	(134,195)
Class II	(15,749)	(28,911)
Class III	(260,860)	(462,900)
Net realized gains:
Class I	(1,100,723)	(908,968)
Class II	(212,458)	(213,065)
Class III	(2,724,972)	(2,771,293)
Return of capital:
Class I	(158,934)	–
Class II	(30,447)	–
Class III	(395,945)	–

Change in net assets from shareholder distributions	(5,003,209)	(4,519,332)

Change in net assets from capital transactions	(1,979,081)	3,647,235

Change in net assets	(7,172,119)	5,156,263
Net Assets:
Beginning of period	33,998,863	28,842,600

End of period	$26,826,744	$33,998,863

Accumulated net investment loss at end of period	$(7,298)	$(20,372)

See accompanying notes to financial statements.

2007 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide NVIT Global
	Financial Services Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,468,747	$2,894,000
Dividends reinvested	1,362,777	1,043,161
Cost of shares redeemed	(4,130,025)	(1,917,754)

	701,499	2,019,407

Class II Shares
Proceeds from shares issued	1,325	–
Dividends reinvested	258,653	241,976
Cost of shares redeemed	(462,087)	(143,311)

	(202,109)	98,665

Class III Shares
Proceeds from shares issued	4,582,208	13,305,459
Dividends reinvested	3,381,770	3,234,190
Cost of shares redeemed (a)	(10,442,449)	(15,010,486)

	(2,478,471)	1,529,163

Change in net assets from capital transactions	$(1,979,081)	$3,647,235

SHARE TRANSACTIONS:
Class I Shares
Issued	257,691	209,879
Reinvested	118,797	78,524
Redeemed	(312,950)	(140,963)

	63,538	147,440

Class II Shares
Issued	28	–
Reinvested	22,521	18,268
Redeemed	(35,383)	(10,703)

	(12,834)	7,565

Class III Shares
Issued	342,803	982,604
Reinvested	293,204	243,265
Redeemed	(787,669)	(1,093,848)

	(151,662)	132,021

Total change in shares	(100,958)	287,026

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

16 Annual Report 2007

Financial Highlights
(Selected Data for a Share of Capital Stock Outstanding Throughout the Periods Indicated)

Nationwide NVIT Global Financial Services Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and
	Value,	Net	Unrealized	Total from	Net
	Beginning of	Investment	Gains (Losses)	Investment	Investment
	Period	Income	on Investments	Activities	Income

Class I Shares
Year ended December 31, 2003	$8.96	0.10	3.58	3.68	(0.05)
Year ended December 31, 2004	$11.39	0.17	2.19	2.36	(0.17)
Year ended December 31, 2005	$12.82	0.19	1.18	1.37	(0.25)
Year ended December 31, 2006	$12.66	0.20	2.34	2.54	(0.26)
Year ended December 31, 2007	$13.25	0.22	(0.33)	(0.11)	(0.20)
Class II Shares
Period ended December 31, 2003 (f)	$8.46	0.04	4.11	4.15	(0.04)
Year ended December 31, 2004	$11.37	0.11	2.22	2.33	(0.14)
Year ended December 31, 2005	$12.80	0.14	1.18	1.32	(0.22)
Year ended December 31, 2006	$12.62	0.15	2.35	2.50	(0.22)
Year ended December 31, 2007	$13.21	0.20	(0.36)	(0.16)	(0.16)
Class III Shares
Year ended December 31, 2003	$8.96	0.13	3.55	3.68	(0.05)
Year ended December 31, 2004	$11.39	0.14	2.23	2.37	(0.17)
Year ended December 31, 2005	$12.83	0.20	1.17	1.37	(0.25)
Year ended December 31, 2006	$12.67	0.19	2.35	2.54	(0.26)
Year ended December 31, 2007	$13.26	0.24	(0.36)	(0.12)	(0.20)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
								Net Assets
		Return			Net Asset			at End of
	Net Realized	of	Total	Redemption	Value, End	Total		Period
	Gains	Capital	Distributions	fees	of Period	Return(a)		(000s)

Class I Shares
Year ended December 31, 2003	(1.21)	–	(1.26)	0.01	$11.39	41.45%		$3,121
Year ended December 31, 2004	(0.77)	–	(0.94)	0.01	$12.82	20.99%		$4,011
Year ended December 31, 2005	(1.28)	–	(1.53)	–	$12.66	11.15%		$5,799
Year ended December 31, 2006	(1.69)	–	(1.95)	–	$13.25	20.32%		$8,024
Year ended December 31, 2007	(1.82)	(0.24)	(2.26)	0.01	$10.89	(1.05%	)	$7,282
Class II Shares
Period ended December 31, 2003 (f)	(1.21)	–	(1.25)	0.01	$11.37	49.51%		$913
Year ended December 31, 2004	(0.77)	–	(0.91)	0.01	$12.80	20.76%		$1,879
Year ended December 31, 2005	(1.28)	–	(1.50)	–	$12.62	10.79%		$1,685
Year ended December 31, 2006	(1.69)	–	(1.91)	–	$13.21	20.08%		$1,863
Year ended December 31, 2007	(1.82)	(0.24)	(2.22)	0.01	$10.84	(1.41%	)	$1,390
Class III Shares
Year ended December 31, 2003	(1.21)	–	(1.26)	0.01	$11.39	41.46%		$11,634
Year ended December 31, 2004	(0.77)	–	(0.94)	0.01	$12.83	21.13%		$19,634
Year ended December 31, 2005	(1.28)	–	(1.53)	–	$12.67	11.17%		$21,359
Year ended December 31, 2006	(1.69)	–	(1.95)	–	$13.26	20.34%		$24,112
Year ended December 31, 2007	(1.82)	(0.24)	(2.26)	0.01	$10.89	(1.12%	)	$18,155

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
				Ratio of Net
			Ratio of	Investment
		Ratio of Net	Expenses	Income
	Ratio of	Investment	(Prior to	(Prior to
	Expenses	Income	Reimbursements)	Reimbursements)
	to Average Net	to Average	to Average	to Average	Portfolio
	Assets(b)	Net Assets(b)	Net Assets(b)(c)	Net Assets(b)(c)	Turnover(d)

Class I Shares
Year ended December 31, 2003	1.27%	1.47%	(e)	(e)	261.68%
Year ended December 31, 2004	1.27%	1.19%	(e)	(e)	127.69%
Year ended December 31, 2005	1.34%	1.24%	(e)	(e)	217.57%
Year ended December 31, 2006	1.24%	1.32%	(e)	(e)	236.59%
Year ended December 31, 2007	1.27%	1.42%	1.27%	1.42%	150.87%
Class II Shares
Period ended December 31, 2003 (f)	1.51%	1.20%	(e)	(e)	261.68%
Year ended December 31, 2004	1.52%	1.00%	(e)	(e)	127.69%
Year ended December 31, 2005	1.59%	1.08%	(e)	(e)	217.57%
Year ended December 31, 2006	1.49%	1.08%	(e)	(e)	236.59%
Year ended December 31, 2007	1.52%	1.21%	1.52%	1.21%	150.87%
Class III Shares
Year ended December 31, 2003	1.22%	1.57%	(e)	(e)	261.68%
Year ended December 31, 2004	1.24%	1.28%	(e)	(e)	127.69%
Year ended December 31, 2005	1.29%	1.36%	(e)	(e)	217.57%
Year ended December 31, 2006	1.20%	1.36%	(e)	(e)	236.59%
Year ended December 31, 2007	1.24%	1.48%	1.24%	1.48%	150.87%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	There were no fee reductions during the period.
(f)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

See accompanying notes to financial statements.

2007 Annual Report 17

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Nationwide NVIT Global Financial Services Fund (the “Fund”) (formerly “Gartmore GVIT Global Financial Services Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

18 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e) Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f) Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g) Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the

20 Annual Report 2007

counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(h) Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i) Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2007.

(j) Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k) Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

(l) Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Global Asset Management Trust (“GGAMT”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Effective October 1, 2007, Aberdeen Asset Management Inc. (the “subadviser”) became the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Base Management Fee	Fees

Up to $500 million	0.90%

$500 million up to $2 billion	0.85%

$2 billion and more	0.80%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $60,761 for the year ended December 31, 2007.

The Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI World Financials Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

22 Annual Report 2007

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points and more	+/- 0.10%

The performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $78,204 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such cost amounted to $93.

For the year ended December 31, 2007, the advisers or affiliates of the advisers directly held 23% of the shares outstanding of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $17,950.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $47,017,884 and sales of $53,118,730.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets

24 Annual Report 2007

for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure

2007 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2007

fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Distributions
Year	Income	Capital Gains	Distributions	Capital	Paid

2007	$2,690,308	$1,727,575	$4,417,883	$585,326	$5,003,209

2006	$3,013,348	$1,505,984	$4,519,332	$–	$4,519,332

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$–	$–	$–	$–	$(165,472)	$(78,176)	$(243,648)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$27,850,381	$1,791,806	$(1,870,161)	$(78,355)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October capital losses and post-October passive foreign investment company losses in the amount of $165,472.

26 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide NVIT Global Financial Services Fund (formerly Gartmore GVIT Global Financial Services Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 27

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 12% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $1,727,575 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2007, the Fund had $0.02 per share of foreign source income.

28 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 29

Management Information (Unaudited) (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

30 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 31

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32 Annual Report 2007

Gartmore NVIT Developing Markets Fund
AnnualReport

December 31, 2007

Contents
10	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-DMKT (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

Gartmore NVIT Developing Markets Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the Gartmore NVIT Developing Markets Fund (Class II at NAV) returned 43.51% versus 39.78% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM. For broader comparison, the average returns for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 38 funds as of Dec. 31, 2007) was 38.22% for the same period.

Can you describe the market environment during the reporting period?

Developing markets enjoyed another excellent year in 2007, with the benchmark MSCI EM Index gaining nearly 40.00% in U.S. dollar terms. For the fifth consecutive year, developing markets outperformed global markets, which gained just 9.57% during the reporting period. After a quiet start to the year, developing markets experienced a brief correction at the end of February 2007 (after a sharp sell-off in Shanghai) before rebounding strongly. The upward momentum continued until August, when emerging markets, in tandem with other global markets, encountered extreme levels of volatility as concerns about the U.S. subprime mortgage market began to affect investor sentiment. Developing markets were affected by heavy selling in early August but then rallied sharply and continued to steam ahead in September. The concerns affecting global equities in general, however—namely, the outlook for the U.S. economy amid the credit crisis—weighed on developing markets in the final quarter of 2007. Latin America was the best-performing region overall during the reporting period, rising by 47.00%—the best return the region has generated since 2003. Brazil rose by 75.30%, driven by the energy and materials sectors. The MSCI Asia region also recorded strong gains, rising by 38.00% (also the best return since 2003), buoyed by strong performances from China, which rose by 63.10%, and India, which gained 71.20%. The Europe, Middle East and Africa (EMEA) region gained 26.00% during the reporting period, led by strong returns in Turkey, while Russia and South Africa underperformed the regional index. The industrials sector was the best performer, followed by materials, energy and telecommunications. Technology stocks registered negative returns.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, our focus on sectors geared toward domestic demand, such as utilities, telecommunications and consumer discretionary stocks, along with infrastructure-related stocks, added the most value to the Fund. Anhui Conch Cement Co. Ltd. was the top contributor during the period, as a result of China’s construction boom. The bulk-shipping company Pacific Basin Shipping Ltd. also added significant value; the company benefited from booming global trade and rising freight rates. The Indian telecommunications company Bharti Airtel Ltd. contributed strongly to the Fund as rising living standards boosted demand for its services, leading to rapid increases in subscriber numbers.

What areas detracted from Fund performance?

The Fund held an underweight position in the financials sector but was still affected by the poor performance of individual stocks such as Shin Kong Financial Holding Co., Ltd.; Industrial Bank of Korea; and China Life Insurance Co. Ltd. Financial companies in developing markets were far less exposed to the subprime problems in the United States than their counterparts in developed economies but were nonetheless affected to some extent by the indiscriminate selling that plagued the sector. Taiwan’s Shin Kong Financial Holdings also reported disappointing sales figures, while China Life Insurance declined as the central bank took measures to cool inflation that could affect the institution’s earnings growth. Industrial Bank of Korea was affected by concern about the impact of the slowdown in U.S. economic growth. While the energy sector as a whole outperformed, the Fund’s overweight position in Russian oil producer Surgutneftegaz Aktien detracted from returns. The company saw its shares fall after posting disappointing results and reporting a drop in production volumes; we exited from the position during the reporting period. In terms of individual stocks, The India Cements Ltd., in which the Fund held an off-index position, was the worst performer as the Indian government continued to cap price rises.

What is your outlook for the near term?

We continue to view the outlook for developing markets as positive. Domestic demand in many developing economies remains strong and should help to offset slower export demand. Earnings growth is likely to continue at a robust pace, and at higher levels than in the more mature economies. Furthermore, relatively strong global growth in 2008 should continue to support commodity prices, boosting export earnings. We continue to target companies that we believe can deliver unexpected earnings growth. In particular, we are seeking to gain exposure to two of the main trends driving

4 Annual Report 2007

Gartmore NVIT Developing Markets Fund

developing economies—namely, rising consumer spending and infrastructure development. Furthermore, interest rates are likely to fall in 2008, which should give further impetus to domestic demand. We note, however, that the full effect of the U.S. credit crisis is not yet clear, and this could have further negative implications for global financial markets in 2008.

Subadviser:

Gartmore Global Partners

Portfolio Manager:

Christopher Palmer, CFA

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained. These returns were achieved primarily during favorable market conditions.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Gartmore Global Partners.

6 Annual Report 2007

Gartmore NVIT Developing Markets Fund
Fund Performance

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Class II [2]	43.51%	37.18%	11.63%	1.65%

*	As of December 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	The Fund’s predecessor, the Montgomery Variable Series: Emerging Markets Fund, commenced operations on February 2, 1996. As of June 23, 2003, the Gartmore NVIT Developing Markets Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Variable Series: Emerging Markets Fund. At that time the Gartmore NVIT Developing Markets Fund took on the performance of the Montgomery Variable Series: Emerging Markets Fund.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore NVIT Developing Markets Fund, Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 7

Gartmore NVIT Developing Markets Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
December 31, 2007

				Expenses Paid	Expense Ratio
		Beginning	Ending	During Period ($)	During Period (%)
Gartmore NVIT		Account Value ($)	Account Value ($)	07/01/07 -	07/01/07 -
Developing Markets Fund		07/01/07	12/31/07	12/31/07(a)	12/31/07(a)

Class II	Actual	1,000.00	1,200.70	8.82	1.59
Class II	Hypothetical(b)	1,000.00	1,017.19	8.08	1.59

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8 Annual Report 2007

Gartmore NVIT Developing Markets Fund
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	87.5%
Participation Notes	10.3%
Repurchase Agreements	1.4%
Foreign Bond	0.0%
Other assets in excess of liabilities	0.8%

100.0%

Top Holdings*

Gazprom ADR	3.7%
Petroleo Brasileiro SA ADR	3.5%
Companhia Vale do Rio Doce, Preferred Shares, Class A	3.1%
China Mobile Ltd.	2.7%
Bharti Tele-Ventures Ltd., 0.00%, 01/24/17	2.4%
Reliance Industries Ltd., 0.00%, 03/09/09	2.2%
Lojas Renner SA	2.0%
Sberbank RF	1.9%
Mobile Telesystems ADR	1.8%
CEZ AS	1.8%
Other	74.9%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	16.8%
Commercial Banks	12.4%
Wireless Telecommunication Services	10.8%
Metals & Mining	8.0%
Semiconductors & Semiconductor Equipment	4.1%
Chemicals	4.0%
Insurance	3.5%
Real Estate Management & Development	3.4%
Multiline Retail	2.7%
Automobiles	2.6%
Other	31.7%

100.0%

Top Countries

Brazil	17.3%
Republic of Korea	12.2%
Russian Federation	11.1%
Hong Kong	9.3%
India	8.7%
China	8.6%
Taiwan	6.4%
Mexico	4.5%
South Africa	3.9%
Malaysia	3.4%
Other	14.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 9

Statement of Investments
December 31, 2007

Gartmore NVIT Developing Markets Fund

Common Stocks (87.5%)

	Shares	Value

ARGENTINA (0.5%)
Metals & Mining (0.5%)
Tenaris SA ADR	57,400	$2,567,502

BRAZIL (17.3%)
Commercial Banks (2.1%)
Banco Bradesco SA, Preferred Shares	185,492	5,938,038
Unibanco GDR	40,400	5,641,456

		11,579,494

Consumer Finance (0.6%)
Redecard SA	199,200	3,224,823

Diversified Financial Services (0.4%)
Bovespa Holding SA*	123,600	2,383,069

Diversified Telecommunication Services (1.2%)
Brasil Telecom Participacoes SA	84,525	6,303,875

Energy Company (1.4%)
MPX Mineracao E Energia SA*	12,900	7,461,552

Insurance (0.9%)
Porto Seguro SA	124,300	4,611,467

Metals & Mining (3.1%)
Companhia Vale do Rio Doce, Preferred Shares, Class A	598,115	17,062,584

Multiline Retail (2.0%)
Lojas Renner SA	547,500	11,079,258

Oil, Gas & Consumable Fuels (3.9%)
Petroleo Brasileiro SA	32,700	1,930,017
Petroleo Brasileiro SA ADR	166,768	19,218,344

		21,148,361

Paper & Forest Products (0.8%)
Aracruz Celulose SA ADR	58,178	4,325,534

Transportation Infrastructure (0.9%)
Companhia de Consessoes Rodoviarias	302,804	4,680,781

		93,860,798

CHINA (8.6%)
Commercial Bank (1.7%) (a)
China Construction Bank, Class H	11,124,000	9,316,220

Construction Materials (1.1%) (a)
Anhui Conch Cement Co. Ltd.	696,200	5,985,215

Energy Equipment & Services (1.3%)
Suntech Power Holdings Co. Ltd. ADR*	86,600	7,128,912

Insurance (0.9%) (a)
Ping An Insurance (Group) Co. of China Ltd.	465,000	4,923,113

Media (0.9%)
Focus Media Holding Ltd. ADR*	81,300	4,618,653

Oil, Gas & Consumable Fuels (2.6%) (a)
China Shenhua Energy Co.	1,508,500	8,886,804
PetroChina Co. Ltd.	3,049,800	5,372,087

		14,258,891

Specialty Retail (0.1%)
China Dongxiang Group Co.*	715,616	532,336

		46,763,340

CZECH REPUBLIC (1.8%) (a)
Electric Utility (1.8%)
CEZ AS	132,500	9,855,310

HONG KONG (9.3%)
Chemicals (1.1%) (a)
Sinofert Holdings Ltd.	6,528,000	6,031,621

Independent Power Producers & Energy Traders (1.4%) (a)
China Resources Power Holdings Co. Ltd.	2,337,800	7,947,793

Internet & Catalog Retail (0.4%)
Alibaba.com Ltd.*	664,000	2,354,731

Oil, Gas & Consumable Fuels (0.7%) (a)
Cnooc Ltd.	2,170,000	3,644,471

Real Estate Management & Development (1.6%) (a)
Agile Property Holdings Ltd.	1,282,000	2,301,655
Shimao Property Holdings Ltd.	2,551,900	6,400,301

		8,701,956

Transportation (1.4%) (a)
Pacific Basin Shipping Ltd.	4,667,000	7,405,798

Wireless Telecommunication Services (2.7%) (a)
China Mobile Ltd.	836,300	14,564,682

		50,651,052

HUNGARY (0.8%) (a)
Oil, Gas & Consumable Fuels (0.8%)
MOL Magyar Olaj-es Gazipari	29,120	4,106,886

10 Annual Report 2007

Common Stock (continued)

	Shares	Value

INDIA (0.8%)
IT Services (0.8%)
Satyam Computer Services Ltd. ADR	160,665	$4,292,969

INDONESIA (1.3%) (a)
Automobiles (1.3%)
PT Astra International, Inc.	2,428,500	6,964,491

ISRAEL (1.4%)
Chemicals (0.5%) (a)
Makhteshim Agan Industries*	313,615	2,874,017

Pharmaceutical (0.9%)
Teva Pharmaceutical Industries Ltd. ADR	104,300	4,847,864

		7,721,881

KAZAKHSTAN (1.2%) (a)
Oil, Gas & Consumable Fuels (1.2%)
Kazmunaigas Exploration Production GDR	209,250	6,469,900

MALAYSIA (1.9%)
Commercial Bank (0.9%) (a)
Bumiputra Commerce Holdings Berhad	1,559,800	5,138,593

Food Products (0.2%)
IOI Corp.	343,080	798,751

Hotels, Restaurants & Leisure (0.8%) (a)
Genting Berhard	1,827,200	4,330,598

		10,267,942

MEXICO (4.5%)
Commercial Bank (1.0%)
Grupo Financiero Banorte SA de CV	1,359,550	5,619,108

Construction & Engineering (0.7%)
Industrias CH SA, Series B*	906,801	3,822,658

Food & Staples Retailing (0.4%)
Wal-Mart de Mexico SA de CV	602,370	2,100,456

Metals & Mining (0.8%)
Grupo Mexico SAB de CV, Series B	740,180	4,653,258

Wireless Telecommunication Services (1.6%)
America Movil SA de CV, Series L ADR	139,260	8,549,171

		24,744,651

MOROCCO (0.3%)
Real Estate Management & Development (0.3%)
Compagnie Generale Immobiliere*	5,585	1,749,272

POLAND (0.8%) (a)
Commercial Bank (0.8%)
Bank Zachodni WBK SA	43,028	4,378,860

REPUBLIC OF KOREA (12.2%)
Airline (0.6%) (a)
Korean Air Lines Co. Ltd.	39,610	3,216,776

Building Products (0.5%) (a)
KCC Corp.	4,928	2,762,314

Chemicals (0.9%) (a)
LG Chem Ltd.	49,595	4,693,208

Commercial Bank (1.1%) (a)
Industrial Bank of Korea*	333,500	6,224,421

Construction & Engineering (3.1%)
Hanjin Heavy Industries & Construction*	78,030	5,745,716
Hyundai Development Co.*(a)	62,977	6,090,345
Hyundai Heavy Industries(a)	10,938	5,100,112

		16,936,173

Diversified Financial Services (0.6%) (a)
Shinhan Financial Group Ltd.*	56,184	3,188,218

Electronic Equipment & Instruments (1.8%) (a)
Samsung Electronics Co. Ltd.	16,238	9,559,602

Insurance (1.1%) (a)
Samsung Fire & Marine Insurance Co. Ltd.	23,167	6,237,578

Metals & Mining (1.8%) (a)
POSCO	16,090	9,724,898

Multiline Retail (0.7%)
Lotte Shopping Co. Ltd. GDR*	175,751	3,778,647

Semiconductors & Semiconductor Equipment (0.0%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares	2	453

		66,322,288

RUSSIAN FEDERATION (11.1%)
Automobiles (1.3%) (a)
JSC Severstal-Avto	134,480	7,261,920

Chemicals (0.9%)
Uralkali GDR*	136,761	5,094,347

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

Gartmore NVIT Developing Markets Fund (Continued)

Common Stock (continued)

	Shares	Value

RUSSIAN FEDERATION (continued)
Commercial Bank (1.9%) (a)
Sberbank RF	2,400,900	$10,146,372

Marine (0.3%)
Novorossiysk Sea Trade Port GDR*	71,924	1,444,234

Metals & Mining (1.2%)
Chelyabinsk Zink Plant*	47,300	532,125
Norilsk Nickel ADR	22,540	6,102,705

		6,634,830

Oil, Gas & Consumable Fuels (3.7%)
Gazprom ADR	353,355	20,035,229

Wireless Telecommunication Services (1.8%)
Mobile Telesystems ADR	97,965	9,971,857

		60,588,789

SOUTH AFRICA (3.9%)
Commercial Bank (0.7%) (a)
ABSA Group Ltd.	240,398	3,910,849

Industrial Conglomerate (0.9%) (a)
Barloworld Ltd.	313,314	4,921,372

Manufacturing (0.1%)
Freeworld Coatings Ltd.*	249,591	385,628

Metals & Mining (0.4%) (a)
Anglo Platinum Ltd.	17,029	2,514,251

Oil, Gas & Consumable Fuels (0.4%) (a)
Sasol Ltd.	42,476	2,106,699

Wireless Telecommunication Services (1.4%) (a)
MTN Group Ltd.	396,063	7,424,703

		21,263,502

TAIWAN (6.4%)
Computers & Peripherals (1.0%)
Innolux Display Corp.(a)	408,000	1,360,529
Innolux Display Corp. GDR*	616,200	4,190,160

		5,550,689

Construction Materials (1.1%) (a)
Taiwan Cement Corp.	4,324,273	5,940,261

Electronic Equipment & Instruments (0.9%) (a)
Hannstar Display Corp.*	336	148
Hon Hai Precision Industry Co. Ltd.	755,840	4,659,827

		4,659,975

Insurance (0.6%) (a)
Shin Kong Financial Holding Co. Ltd.	4,635,604	3,158,833

Manufacturing (0.5%) (a)
Nan Ya Plastic Corp.	1,001,000	2,631,099

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Semiconductor Engineering, Inc.(a)	4,619,437	4,603,157
MediaTek, Inc.(a)	595	7,629
Taiwan Semiconductor Manufacturing Co. Ltd.(a)	3,873,937	7,346,863
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	85,511	851,689

		12,809,338

Textiles, Apparel & Luxury Goods (0.0%) (a)
Formosa Taffeta Co. Ltd.	1,000	1,002

		34,751,197

THAILAND (1.3%)
Metals & Mining (1.3%)
Banpu Public Co. Ltd.	627,970	7,369,616

TURKEY (2.1%) (a)
Commercial Bank (1.2%)
Turkiye Vakiflar Bankasi	1,814,476	6,385,421

Wireless Telecommunication Services (0.9%)
Turkcell Iletisim Hizmetleri AS	461,793	5,073,278

		11,458,699

Total Common Stocks		476,148,945

Foreign Bond (0.0%) (b)
BRAZIL (0.0%)
Metals & Mining (0.0%)
Comp Vale Do Rio Doce 0.00%, 09/29/49 (d)	$20,000	0

Participation Notes (10.3%)
EGYPT (0.5%)
Real Estate Management & Development (0.5%)
Talaat Moustafa Group 0.00%, 11/24/08	1,193,800	2,590,546

12 Annual Report 2007

Participation Notes (continued)

	Shares or
	Principal Amount	Value

INDIA (7.9%)
Chemicals (2.2%)
Reliance Industries Ltd. 0.00%, 03/09/09	165,666	$12,118,468

Diversified Consumer Services (1.7%)
Max India Ltd. 0.00%, 07/12/10	518,145	3,445,663
Reliance Capital Ltd. 0.00%, 03/09/09	88,514	5,810,944

		9,256,607

Electric Power (0.6%)
Tata Powers Co. 0.00%, 03/28/12	79,505	2,965,537

Real Estate Management & Development (1.0%)
Unitech Ltd. 0.00%, 07/02/10	453,042	5,552,479

Wireless Telecommunication Services (2.4%)
Bharti Tele-Ventures Ltd., 0.00%, 01/24/17	509,382	12,877,177

		42,770,268

MALAYSIA (1.5%)
Manufacturing (1.5%)
IOI Corp. 0.00%, 04/10/08	3,500,000	8,190,000

PAKISTAN (0.0%)
Commercial Bank (0.0%)
Muslim Commercial Bank Ltd. 0.00%, 09/22/09	6,900	44,781

UNITED ARAB EMIRATES (0.4%)
Bank (0.4%)
Union National Bank 0.00%, 01/05/10	983,587	2,498,311

Total Participation Notes		56,093,906

Repurchase Agreements (1.4%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $422,725, collateralized by Government National Mortgage Association with a market value of $431,078	$422,626	422,626
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $3,725,447, collateralized by U.S. Government Agencies with a market value of $3,799,065	3,724,574	3,724,574
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $3,259,766, collateralized by U.S. Government Agency Mortgages with a market value of $3,324,182	3,259,002	3,259,002
Total Repurchase Agreements		7,406,202

Total Investments (Cost $427,480,148) (c) — 99.2%		539,649,053
Other assets in excess of liabilities — 0.8%		4,185,568

NET ASSETS — 100.0%		$543,834,621

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2007. The maturity date represents the actual maturity date.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(d)	Illiquid security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2007 Annual Report 13

Statement of Assets and Liabilities
December 31, 2007

Gartmore NVIT
Developing
Markets Fund

Assets:
Investments, at value (cost $420,073,947)	$532,242,851
Repurchase agreements, at cost and value	7,406,202

Total Investments	539,649,053

Foreign currencies, at value (cost $7,046,218)	7,055,480
Interest and dividends receivable	889,989
Receivable for capital shares issued	318,486
Receivable for investments sold	2,212,799
Reclaims receivable	5,554
Prepaid expenses and other assets	168,677

Total Assets	550,300,038

Liabilities:
Payable to custodian	2,877,904
Payable for investments purchased	1,146,431
Unrealized depreciation on spot contracts	13,291
Payable for capital shares redeemed	675,363
Accrued expenses and other payables:
Investment advisory fees	1,533,967
Fund administration and transfer agent fees	12,950
Distribution fees	114,883
Custodian fees	18,978
Administrative servicing fees	46,228
Compliance program costs	2,195
Other	23,227

Total Liabilities	6,465,417

Net Assets	$543,834,621

Represented by:
Capital	$339,287,591
Accumulated net investment income	79,509
Accumulated net realized gains from investment and foreign currency transactions	92,282,665
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	112,184,856

Net Assets	$543,834,621

Net Assets:
Class II Shares	$543,834,621

Shares outstanding (unlimited number of shares authorized):
Class II Shares	28,126,679

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$19.34

See accompanying notes to financial statements.

14 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

Gartmore NVIT
Developing
Markets Fund

INVESTMENT INCOME:
Interest income	$402,205
Dividend income	9,191,273
Foreign tax withholding	(739,142)

Total Income	8,854,336

Expenses:
Investment advisory fees	4,738,223
Fund administration and transfer agent fees	213,875
Distribution fees Class II Shares	1,077,214
Administrative servicing fees Class II Shares	435,901
Custodian fees	146,065
Trustee fees	20,600
Compliance program costs (Note 3)	2,179
Other	85,978

Total expenses before earnings credit	6,720,035
Earnings credit (Note 5)	(348)

Net Expenses	6,719,687

Net Investment Income	2,134,649

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	107,480,331
Net realized losses on foreign currency transactions	(120,228)

Net realized gains on investment and foreign currency transactions	107,360,103
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	33,412,803

Net realized/unrealized gains on investments and translation of assets and liabilities denominated in foreign currencies	140,772,906

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$142,907,555

See accompanying notes to financial statements.

2007 Annual Report 15

Statements of Changes in Net Assets

	Gartmore NVIT
	Developing Markets Fund
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,134,649	$1,902,269
Net realized gains on investment and foreign currency transactions	107,360,103	59,782,113
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	33,412,803	26,140,026

Change in net assets resulting from operations	142,907,555	87,824,408

Distributions to shareholders from:
Net investment income:
Class II	(1,934,912)	(1,897,486)
Net realized gains:
Class II	(57,603,336)	(27,353,923)

Change in net assets from shareholder distributions	(59,538,248)	(29,251,409)

Change in net assets from capital transactions	96,231,924	(7,391,212)

Change in net assets	179,601,231	51,181,787
Net Assets:
Beginning of period	364,233,390	313,051,603

End of period	$543,834,621	$364,233,390

Accumulated net investment income (loss) at end of period	$79,509	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$291,120,374	$186,785,562
Dividends reinvested	59,538,216	29,251,395
Cost of shares redeemed	(254,426,666)	(223,428,169)

Change in net assets from capital transactions	$96,231,924	$(7,391,212)

SHARE TRANSACTIONS:
Class II Shares
Issued	16,473,128	12,880,559
Reinvested	3,724,679	2,483,481
Redeemed	(15,299,516)	(16,135,650)

Total change in shares	4,898,291	(771,610)

See accompanying notes to financial statements.

16 Annual Report 2007

Financial Highlights
(Selected Data for a Share of Capital Stock Outstanding Throughout the Periods Indicated)

Gartmore NVIT Developing Markets Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class II Shares
Year ended December 31, 2003 (c)	$6.51	0.06	3.83	3.89	(0.01)
Year ended December 31, 2004	$10.39	0.07	1.90	1.97	(0.06)
Year ended December 31, 2005	$11.83	0.07	3.17	3.24	(0.07)
Year ended December 31, 2006	$13.04	0.08	3.96	4.04	(0.08)
Year ended December 31, 2007	$15.68	0.09	6.17	6.26	(0.08)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Ratio of
					Net Assets	Expenses
	Net		Net Asset		at End of	to Average
	Realized	Total	Value, End	Total	Period	Net
	Gains	Distributions	of Period	Return	(000s)	Assets

Class II Shares
Year ended December 31, 2003 (c)	–	(0.01)	$10.39	59.70%	$165,601	1.64%
Year ended December 31, 2004	(0.47)	(0.53)	$11.83	19.78%	$194,898	1.78%
Year ended December 31, 2005	(1.96)	(2.03)	$13.04	31.52%	$313,052	1.77%
Year ended December 31, 2006	(1.32)	(1.40)	$15.68	34.57%	$364,233	1.65%
Year ended December 31, 2007	(2.52)	(2.60)	$19.34	43.51%	$543,835	1.56%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets	Net Assets(a)	Net Assets(a)	Turnover(b)

Class II Shares
Year ended December 31, 2003 (c)	0.75%	1.80%	0.60%	167.45%
Year ended December 31, 2004	0.69%	(d)	(d)	167.98%
Year ended December 31, 2005	0.49%	(d)	(d)	157.77%
Year ended December 31, 2006	0.57%	(d)	(d)	133.28%
Year ended December 31, 2007	0.50%	1.56%	0.50%	98.49%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Upon reorganization on June 23, 2003, the existing shares of the Fund were designated Class II shares.
(d)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2007 Annual Report 17

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, the separate accounts of American Skandia Life Insurance Corporation, Peoples Benefit Life Insurance Company, a subsidiary of Aegon, Canada Life Assurance Company, Transamerica Financial Life Insurance Company, Fortis Benefits, and First Great West Life & Annuity Insurance Company have purchased shares of the Gartmore NVIT Developing Markets Fund (the “Fund”) (formerly “Gartmore GVIT Developing Markets Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances.

18 Annual Report 2007

Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e) Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f) Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g) Participation Notes

Participation notes are synthetic equity instruments that allow investors to gain equity exposure to the underlying shares without ownership of the underlying shares. This is a more cost efficient way of gaining exposure to the local markets in India, Egypt, Malaysia, Pakistan and United Arab Emirates as custody and settlement costs are high. These securities are priced at parity, which is the value of the underlying security and adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of a participation note by a fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered

20 Annual Report 2007

to have speculative elements. However, participation notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, participation notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of a participation note defaulted under the terms of the note.

(h) Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i) Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2007, the Fund did not have securities on loan.

(j) Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k) Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

(l) Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Base Management Fee	Total Fees

Up to $500 million	1.05%

$500 million up to $2 billion	1.00%

$2 billion or more	0.95%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $2,258,458 for the year ended December 31, 2007.

The Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark, the MSCI Emerging Markets Free Index. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

22 Annual Report 2007

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class II shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/-0.02%

+/- 2 percentage points	+/-0.04%

+/- 3 percentage points	+/-0.06%

+/- 4 percentage points	+/-0.08%

+/- 5 percentage points or more	+/-0.10%

The performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.40% until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of the year ended December 31, 2007, there were no reimbursements for the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”)(a wholly-owned subsidiary of NFS), provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, there were no Administrative Services Fees paid to NFS from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $2,179.

4. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $453,283,243 and sales of $421,220,208.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets

24 Annual Report 2007

for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as the its Officers. In addition, in the normal course of business, the Trust enters into contracts with Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future

2007 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2007

conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006, was as follows:

	Distributions paid from

		Net Long Term	Total Taxable	Tax Exempt	Total Distributions
Year	Ordinary Income	Capital Gains	Distributions	Distributions	Paid

2007	$28,883,951	$30,654,297	$59,538,248	$–	$59,538,248

2006	$19,447,895	$9,803,514	$29,251,409	$–	$29,251,409

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed			Accumulated		Total
Undistributed	Long-Term			Capital	Unrealized	Accumulated
Ordinary	Capital	Accumulated	Distributions	and Other	Appreciation	Earnings
Income	Gains	Earnings	Payable	Losses	(Depreciation)*	(Deficit)

$33,835,377	$71,450,635	$105,286,012	$–	$(10,112,574)	$109,373,592	$204,547,030

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$430,291,412	$118,903,856	$(9,546,215)	$109,357,641

As of December 31, 2007, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires

Montgomery Emerging Markets Fund	6,741,716	2009

Montgomery Emerging Markets Fund	3,370,858	2010

26 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT Developing Markets Fund (formerly Gartmore GVIT Developing Markets Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 27

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

The Fund designates $30,654,297 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2007, the Fund had $0.02 per share of foreign source income.

28 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 29

Management Information (Unaudited) (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund
Name, Address	and Length of	During Past	Complex Overseen	Other Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

30 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA[2] , Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC. [2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 31

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32 Annual Report 2007

American Funds NVIT Funds
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth Fund
American Funds NVIT Growth-Income Fund
AnnualReport

December 31, 2007

www.nationwidefunds.com

AR-AMF (2/08)

AnnualReport

December 31, 2007

Contents
4	American Funds NVIT Asset Allocation Fund
23	American Funds NVIT Bond Fund
42	American Funds NVIT Global Growth Fund
61	American Funds NVIT Growth Fund
80	American Funds NVIT Growth-Income Fund

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

American Funds NVIT Asset Allocation Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the American Funds NVIT Asset Allocation Fund (Class II at NAV) returned 6.14% versus 5.49% for its benchmark, the Standard & Poor’s 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 174 funds as of Dec. 31, 2007) was 6.76%.

Below is the 2007 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (referred to as the “Master Fund,” which is the sole investment of the Asset Allocation Fund). The Master Fund’s performance return shown below and the Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the Asset Allocation Fund.

Asset Allocation Fund rose 6.55% during the 12 months ended December 31, 2007, beating the S&P 500, which gained 5.49%. It was narrowly lower than the Fund’s new fixed-income benchmark, the Lehman Brothers U.S. Aggregate Index, which gained 6.97%. The Fund began using the Lehman Brothers

U.S. Aggregate Index because it best reflects the fixed-income universe in which the Fund invests. The Fund also trailed the Citigroup Broad Investment-Grade (BIG) Bond Index, which increased by 7.22%.

At the end of 2007, Asset Allocation Fund’s portfolio was 63.8% invested in equities, 21.7% invested in bonds and 14.5% invested in cash and equivalents.

Asset Allocation Fund’s results were largely helped by equity holdings in energy, information technology and materials. Holdings in financials, consumer discretionary and health care were the primary detractors for the 12-month period.

Bond markets generally offered solid returns, with the exception of high-yield corporate bonds and asset-backed securities. The Fund’s bonds made a positive contribution for the calendar year, helped by global sovereign debt, but returns were held back by exposure to high-yield corporate bonds.

Portfolio Managers:

American Funds Team Members — J. Blair Frank, Donnalisa Barnum and Ronald B. Morrow

4 Annual Report 2007

American Funds NVIT Asset Allocation Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
American Funds NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Asset Allocation Fund			07/01/07	12/31/07	07/01/07 - 12/31/07[a]	07/01/07 - 12/31/07[a]

Class II	Actual		1,000.00	986.70	2.90	0.58
	Hypothetical	[b]	1,000.00	1,022.28	2.96	0.58

Class VII	Actual		1,000.00	987.80	1.80	0.36
	Hypothetical	[b]	1,000.00	1,023.39	1.84	0.36

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 5

American Funds NVIT Asset Allocation Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

			Gross	Net
			Expense	Expense
	1 Yr.	Inception[2]	Ratio*	Ratio*

Class II	6.14%	7.09%	0.84%	0.69%

Class VII	6.43%	7.24%	1.00%	0.85%

*	As of December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Asset Allocation Fund, Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

	American Funds
	NVIT Asset
	Allocation Fund

Assets:
Investments in Master Fund (cost $528,740,036)	$523,984,507
Receivable for capital shares issued	1,404,627
Prepaid expenses and other assets	34,522

Total Assets	525,423,656

Liabilities:
Payable for capital shares redeemed	1,071
Accrued expenses and other payables:
Fund administration and transfer agent fees	2,355
Master feeder service provider fee	43,092
Distribution fees	107,731
Compliance program costs	1,491
Other	20,867

Total Liabilities	176,607

Net Assets	$525,247,049

Represented by:
Capital	$520,512,821
Accumulated net investment income	1,087,863
Accumulated net realized gains from investment transactions	8,401,894
Net unrealized depreciation on investments	(4,755,529)

Net Assets	$525,247,049

Net Assets:
Class II Shares	$525,245,924
Class VII Shares	1,125

Total	$525,247,049

Shares outstanding (unlimited number of shares authorized):
Class II Shares	27,141,227
Class VII Shares	58

Total	27,141,285

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$19.35
Class VII Shares	$19.45	(a)

(a)	The NAV reported above represents the traded NAV at December 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2007 Annual Report 7

Statement of Operations
For the Year Ended December 31, 2007

American Funds
NVIT Asset
Allocation Fund

INVESTMENT INCOME:
Dividend income	$11,212,081

Total Income	11,212,081

Expenses:
Fund administration and transfer agent fees	139,995
Master feeder service provider fee	798,035
Distribution fees Class II Shares	798,032
Distribution fees Class VII Shares	4
Administrative servicing fees Class II Shares	667,208
Custodian fees	10,715
Trustee fees	14,242
Compliance program costs (Note 3)	1,983
Other	62,243

Total expenses before earnings credit and expenses waived	2,492,457
Expenses waived for Master feeder service provider fee	(478,823)
Earnings credit (Note 4)	(1,556)

Net Expenses	2,012,078

Net Investment Income	9,200,003

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	71,359
Net realized gain distributions from Master Fund	9,479,931

Net realized gains from investment transactions and distributions from Master Fund	9,551,290
Net change in unrealized depreciation on investments	(9,347,940)

Net realized/unrealized gains on investments	203,350

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,403,353

See accompanying notes to financial statements.

8 Annual Report 2007

Statements of Changes in Net Assets

	American Funds NVIT
	Asset Allocation Fund
	Year Ended	Period Ended
	December 31, 2007	December 31, 2006 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$9,200,003	$2,673,314
Net realized gains on investment transactions and distributions from Master Fund	9,551,290	169,123
Net change in unrealized appreciation/depreciation on investments	(9,347,940)	4,592,411

Change in net assets resulting from operations	9,403,353	7,434,848

Distributions to shareholders from:
Net investment income:
Class II	(9,263,144)	(2,685,081)
Class VII	(21)	(17)
Net realized gains:
Class II	(170,790)	–
Class VII	(1)	–

Change in net assets from shareholder distributions	(9,433,956)	(2,685,098)

Change in net assets from capital transactions	362,527,862	158,000,040

Change in net assets	362,497,259	162,749,790
Net Assets:
Beginning of period	162,749,790	–

End of period	$525,247,049	$162,749,790

Accumulated net investment income at end of period	$1,087,863	$3,297

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$363,244,338	$155,792,024
Dividends reinvested	9,433,887	2,685,081
Cost of shares redeemed	(10,150,385)	(478,082)

	362,527,840	157,999,023

Class VII Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	22	17

	22	1,017

Change in net assets from capital transactions	$362,527,862	$158,000,040

SHARE TRANSACTIONS:
Class II Shares
Issued	18,415,833	8,640,005
Reinvested	482,765	144,250
Redeemed	(514,982)	(26,644)

	18,383,616	8,757,611

Class VII Shares
Issued	–	56
Reinvested	1	1

	1	57

Total change in shares	18,383,617	8,757,668

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

2007 Annual Report 9

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

American Funds NVIT Asset Allocation Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning of	Investment	Gains on	Investment	Investment
	Period	Income (f)	Investments	Activities	Income

Class II Shares
Period ended December 31, 2006 (e)	$17.92	0.36	0.66	1.02	(0.36)
Year ended December 31, 2007	$18.58	0.36	0.78	1.14	(0.36)
Class VII Shares
Period ended December 31, 2006 (e)	$17.92	0.55	0.46	1.01	(0.30)
Year ended December 31, 2007	$18.63	0.40	0.80	1.20	(0.37)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
							Ratio of
						Ratio of	Net
			Net Asset		Net Assets	Expenses	Investment
	Net		Value,		at End of	to Average	Income
	Realized	Total	End	Total	Period	Net	to Average
	Gains	Distributions	of Period	Return (a)	(000s)	Assets (b)(g)	Net Assets (b)

Class II Shares
Period ended December 31, 2006 (e)	–	(0.36)	$18.58	5.69%	$162,749	0.69%	6.18%
Year ended December 31, 2007	(0.01)	(0.37)	$19.35	6.14%	$525,246	0.63%	2.88%
Class VII Shares
Period ended December 31, 2006 (e)	–	(0.30)	$18.63	5.64%	$1	0.80%	4.51%
Year ended December 31, 2007	(0.01)	(0.38)	$19.45	6.43%	$1	0.36%	2.06%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of	Ratio of Net
	Expenses	Investment
	(Prior to	Income
	Reimbursements)	(Prior to
	to Average	Reimbursements)
	Net	to Average	Portfolio
	Assets (b)(c)(g)	Net Assets (b)(c)	Turnover (d)

Class II Shares
Period ended December 31, 2006 (e)	0.86%	6.00%	38.00%
Year ended December 31, 2007	0.78%	2.73%	29.00%
Class VII Shares
Period ended December 31, 2006 (e)	0.87%	4.43%	38.00%
Year ended December 31, 2007	0.36%	2.06%	29.00%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(e)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(g)	Expenses do not include expenses from the Master Fund.

See accompanying notes to financial statements.

10 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the American Funds NVIT Asset Allocation Fund (the “Fund”) (formerly “American Funds GVIT Asset Allocation Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series® (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2007, was 5.63%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

The net asset value (“NAV”) per share of each class of the Fund is calculated by taking the market value of the Master Fund and other assets owned by the Fund, allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the Close of Trading that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

2007 Annual Report 11

Notes to Financial Statements (Continued)
December 31, 2007

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income and realized gain distributions from the Master Fund are recorded on the ex-dividend date.

(c)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management, LLC (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)) (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NFM receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, NFM provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by GSA), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated

12 Annual Report 2007

proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VII shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VII shares of the Fund at an annual rate not to exceed 0.25% of Class II shares and 0.40% of Class VII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“NFS”), an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. NFM is a wholly-owned subsidiary of NFS. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $910,915 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFM, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $1,983.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

2007 Annual Report 13

Notes to Financial Statements (Continued)
December 31, 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

14 Annual Report 2007

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$9,263,165	$170,791	$9,433,956	$–	$9,433,956

2006	$2,685,098	$–	$2,685,098	$–	$2,685,098

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$1,104,010	$8,387,415	$9,491,425	$–	$–	$(4,757,197)	$4,734,228

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$528,741,704	$–	$(4,757,197)	$(4,757,197)

2007 Annual Report 15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Asset Allocation Fund (formerly American Funds GVIT Asset Allocation Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

16 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 42% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $170,790 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

2007 Annual Report 17

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

18 Annual Report 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 19

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

20 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 21

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

22 Annual Report 2007

American Funds NVIT Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the American Funds NVIT Bond Fund (Class II at NAV) returned 2.98% versus 7.22% for its benchmark, the Citigroup Broad Investment-Grade Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 32 funds as of Dec. 31, 2007) was 5.11%.

Below is the 2007 annual report commentary from American Funds Insurance Series® Bond Fund (referred to as the “Master Fund,” which is the sole investment of the Bond Fund. The Master Fund’s performance return shown below and the Bond Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the Bond Fund.

Bond Fund gained 3.33% during the 12 months ended December 31, 2007. It trailed the Fund’s new benchmark, the Lehman Brothers U.S. Aggregate Index, which gained 6.97%. The Fund began using the Lehman Brothers U.S. Aggregate Index because it best reflects the universe in which the Fund invests.

The Fund also trailed the Citigroup Broad Investment-Grade (BIG) Bond Index, which rose 7.22%.

Because the objective of Bond Fund is to maximize current income and preserve capital, much of the Fund is invested in securities that offer higher yields than U.S. Treasury bonds. In 2007, however, Treasuries beat other sectors of the bond market. Corporate bonds, particularly lower rated ones, hurt the Fund’s relative results as investors became increasingly averse to risk.

Bond Fund had a heavy concentration in the debt of financial organizations, but with problems in the financial industry, those issues did worse than anticipated.

Bonds outside the U.S. helped the Fund, in particular those denominated in currencies other than the U.S. dollar. While certain sectors to which the Fund was exposed struggled in 2007, the Fund’s overall diversification has served shareholders well over longer periods.

Portfolio Managers:

American Funds Team Members — Abner D. Goldstine, John H. Smet and David C. Bradley

2007 Annual Report 23

American Funds NVIT Bond Fund

Fund Performance

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

			Gross	Net
			Expense	Expense
	1 Yr.	Inception[2]	Ratio*	Ratio*

Class II	2.98%	4.95%	0.94%	0.79%

Class VII	3.33%	5.11%	1.09%	0.94%

*	As of December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Bond Fund, Citigroup Broad Investment Grade (BIG) Bond Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup Broad Investment Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment-grade fixed rate corporate bonds with a maturity of one year or longer. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

24 Annual Report 2007

American Funds NVIT Bond Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
American Funds NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Bond Fund			07/01/07	12/31/07	07/01/07 - 12/31/07[a]	07/01/07 - 12/31/07[a]

Class II	Actual		1,000.00	1,016.70	2.95	0.58
	Hypothetical	[b]	1,000.00	1,022.28	2.96	0.58

Class VII	Actual		1,000.00	1,018.10	1.73	0.34
	Hypothetical	[b]	1,000.00	1,023.49	1.73	0.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 25

Statement of Assets and Liabilities
December 31, 2007

	American Funds
	NVIT
	Bond Fund

Assets:
Investments in Master Fund (cost $182,183,913)	$176,350,202
Receivable for capital shares issued	680,327
Prepaid expenses and other assets	17,502

Total Assets	177,048,031

Liabilities:
Payable for capital shares redeemed	38,059
Accrued expenses and other payables:
Fund administration and transfer agent fees	458
Master feeder service provider fee	14,085
Distribution fees	35,213
Administrative servicing fees	2
Compliance program costs	407
Other	3,976

Total Liabilities	92,200

Net Assets	$176,955,831

Represented by:
Capital	$182,573,493
Accumulated net investment loss	—
Accumulated net realized gains from investment transactions	216,049
Net unrealized depreciation on investments	(5,833,711)

Net Assets	$176,955,831

Net Assets:
Class II Shares	$176,954,744
Class VII Shares	1,087

Total	$176,955,831

Shares outstanding (unlimited number of shares authorized):
Class II Shares	15,777,424
Class VII Shares	97

Total	15,777,521

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.22
Class VII Shares	$11.26	(a)

(a)	The NAV reported above represents the traded NAV at December 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

26 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

American Funds
NVIT
Bond Fund

INVESTMENT INCOME:
Dividend income	$9,342,378

Total Income	9,342,378

Expenses:
Fund administration and transfer agent fees	36,944
Master feeder service provider fee	215,555
Distribution fees Class II Shares	215,553
Distribution fees Class VII Shares	4
Administrative servicing fees Class II Shares	172,803
Custodian fees	2,437
Trustee fees	3,614
Compliance program costs (Note 3)	527
Other	24,561

Total expenses before earnings credit and expenses waived	671,998

Expenses waived for Master feeder service provider fee	(129,334)
Earnings credit (Note 4)	(428)

Net Expenses	542,236

Net Investment Income	8,800,142

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	241,656
Net change in unrealized depreciation on investments	(6,666,039)

Net realized/unrealized gains on investments	(6,424,383)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,375,759

See accompanying notes to financial statements.

2007 Annual Report 27

Statements of Changes in Net Assets

	American Funds NVIT
	Bond Fund
	Year Ended	Period Ended
	December 31, 2007	December 31, 2006 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,800,142	$44,623
Net realized gains (losses) on investment transactions	241,656	(4,556)
Net change in unrealized appreciation/depreciation on investments	(6,666,039)	832,328

Change in net assets resulting from operations	2,375,759	872,395

Distributions to shareholders from:
Net investment income:
Class II	(8,820,163)	(49,730)
Class VII	(77)	(12)
Tax return of capital:
Class II	–	(64,936)
Class VII	–	(15)

Change in net assets from shareholder distributions	(8,820,240)	(114,693)

Change in net assets from capital transactions	149,726,748	32,915,862

Change in net assets	143,282,267	33,673,564

Net Assets:
Beginning of period	33,673,564	–

End of period	$176,955,831	$33,673,564

Accumulated net investment loss at end of period	$—	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$154,566,615	$34,636,189
Dividends reinvested	8,820,148	114,666
Cost of shares redeemed	(13,660,092)	(1,836,020)

	149,726,671	32,914,835

Class VII Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	77	27

	77	1,027

Change in net assets from capital transactions	$149,726,748	$32,915,862

SHARE TRANSACTIONS:
Class II Shares
Issued	13,294,198	3,023,496
Reinvested	786,240	10,377
Redeemed	(1,176,994)	(159,893)

	12,903,444	2,873,980

Class VII Shares
Issued	–	88
Reinvested	7	2

	7	90

Total change in shares	12,903,451	2,874,070

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

28 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

American Funds NVIT Bond Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income (f)	Investments	Activities	Income

Class II Shares
Period ended December 31, 2006 (e)	$11.45	0.38	0.21	0.59	(0.14)
Year ended December 31, 2007	$11.72	0.84	(0.50)	0.34	(0.84)
Class VII Shares
Period ended December 31, 2006 (e)	$11.45	0.38	0.20	0.58	(0.14)
Year ended December 31, 2007	$11.72	0.88	(0.50)	0.38	(0.84)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Ratio of
					Net Assets	Expenses
			Net Asset		at End	to Average
	Return of	Total	Value, End	Total	of Period	Net
	capital	Distributions	of Period	Return (a)	(000s)	Assets (b)(g)

Class II Shares
Period ended December 31, 2006 (e)	(0.18)	(0.32)	$11.72	5.30%	$33,673	0.79%
Year ended December 31, 2007	–	(0.84)	$11.22	2.98%	$176,955	0.63%
Class VII Shares
Period ended December 31, 2006 (e)	(0.17)	(0.31)	$11.72	5.21%	$1	1.13%
Year ended December 31, 2007	–	(0.84)	$11.26	3.33%	$1	0.34%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
	Ratio of	Ratio of	Investment
	Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b)(c)(g)	Net Assets (b)(c)	Turnover (d)

Class II Shares
Period ended December 31, 2006 (e)	0.47%	0.97%	0.29%	57.00%
Year ended December 31, 2007	10.21%	0.78%	10.06%	57.00%
Class VII Shares
Period ended December 31, 2006 (e)	4.83%	1.38%	4.57%	57.00%
Year ended December 31, 2007	7.50%	0.34%	7.50%	57.00%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(e)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(g)	Expenses do not include expenses from the Master Fund.

See accompanying notes to financial statements.

2007 Annual Report 29

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the American Funds NVIT Bond Fund (the “Fund”) (formerly “American Funds GVIT Bond Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series® (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2007, was 3.45%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

The net asset value (“NAV”) per share of each class of the Fund is calculated by taking the market value of the Master Fund and other assets owned by the Fund, allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the Close of Trading that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

30 Annual Report 2007

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income and realized gain distributions from the Master Fund are recorded on the ex-dividend date.

(c)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management, LLC (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)) (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NFM receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, NFM provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by GSA), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated

2007 Annual Report 31

Notes to Financial Statements (Continued)
December 31, 2007

proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VII shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VII shares of the Fund at an annual rate not to exceed 0.25% of Class II shares and 0.40% of Class VII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“NFS”), an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. NFM is a wholly-owned subsidiary of NFS. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $240,976 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFM, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $527.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

32 Annual Report 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2007 Annual Report 33

Notes to Financial Statements (Continued)
December 31, 2007

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from

	Ordinary	Net Long Term	Total Taxable	Return of	Total
Year	Income	Capital Gains	Distributions	Capital	Distributions Paid

2007	$8,806,625	$13,615	$8,820,240	$—	$8,820,240

2006	$49,742	$—	$49,742	$64,951	$114,693

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$230,222	$230,222	$—	$—	$(5,847,884)	$(5,617,662)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$182,198,086	$—	$(5,847,884)	$(5,847,884)

34 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Bond Fund (formerly American Funds GVIT Bond Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 35

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 1% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $13,615 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

36 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 37

Management Information (Unaudited) (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

38 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 39

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

40 Annual Report 2007

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 41

American Funds NVIT Global Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the American Funds NVIT Global Growth Fund (Class II at NAV) returned 14.36% versus 9.57% for its benchmark, the Morgan Stanley Capital International World IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Global Core Funds (consisting of 33 funds as of Dec. 31, 2007) was 9.00%.

Below is the 2007 annual report commentary from American Funds Insurance Series® Global Growth Fund (referred to as the “Master Fund,” which is the sole investment of the Global Growth Fund). The Master Fund’s performance return shown below and the Global Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the Global Growth Fund.

Global Growth Fund gained 14.85% during the 12 months ended December 31, 2007, and outpaced the MSCI World Index, which gained 9.57%.

Investing outside the United States was a good strategy for the fund during the year. Investments in developing markets, such as Brazil and China, were especially helpful. At the end of 2007, the fund had 56% of its assets invested outside the United States, including 30.8% in Europe and 19.8% in the Asia/ Pacific Basin.

While markets in some countries, such as Germany, were particularly strong, others, such as Japan, had a more difficult year. The fund’s U.S. holdings amounted to 25.1% of assets, the largest single country concentration.

Although the Fund outpaced its relevant indexes, it increased its cash position to 18.9% of assets at the end of 2007, up from 15.4% a year earlier.

The Fund’s investments in independent power producers and energy traders and in oil, gas and consumable fuels helped boost results, while holdings in the stocks of thrifts and mortgage finance companies hurt returns.

Portfolio Managers:

American Funds Team Members — Robert W. Lovelace, Nick J. Grace and Steven T. Watson

42 Annual Report 2007

American Funds NVIT Global Growth Fund

Fund Performance

Average Annual Total Return 1

(For Periods Ended December 31, 2007)

			Gross	Net
			Expense	Expense
	1 Yr.	Inception[2]	Ratio*	Ratio*

Class II	14.36%	13.75%	1.06%	0.91%

Class VII	14.62%	13.87%	1.23%	1.08%

*	As of December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Global Growth Fund, MSCI World Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures 23 major stock markets throughout the world, including the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 43

American Funds NVIT Global Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid
			Beginning	Ending	During Period ($)
American Funds			Account Value ($)	Account Value ($)	07/01/07 -
NVIT Global Growth Fund			07/01/07	12/31/07	12/31/07 [a]

Class II	Actual		1,000.00	1,042.10	2.88
	Hypothetical	[b]	1,000.00	1,022.38	2.85

Class VII	Actual		1,000.00	1,043.00	2.06
	Hypothetical	[b]	1,000.00	1,023.19	2.04

[Additional columns below]

[Continued from above table, first column(s) repeated]

Expense Ratio
During Period (%)
American Funds	07/01/07 -
NVIT Global Growth Fund	12/31/07 [a]

Class II	0.56
0.56

Class VII	0.40
0.40

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

44 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

	American Funds
	NVIT Global
	Growth Fund

Assets:
Investments in Master Fund (cost $103,065,189)	$109,508,459
Receivable for capital shares issued	102,909
Prepaid expenses and other assets	10,857

Total Assets	109,622,225

Liabilities:
Payable for capital shares redeemed	296
Accrued expenses and other payables:
Fund administration and transfer agent fees	112
Master feeder service provider fee	9,107
Distribution fees	22,767
Administrative servicing fees	2
Compliance program costs	354
Other	35,263

Total Liabilities	67,901

Net Assets	$109,554,324

Represented by:
Capital	$99,419,285
Accumulated net investment income	185,203
Accumulated net realized gains from investment transactions	3,506,566
Net unrealized appreciation on investments	6,443,270

Net Assets	$109,554,324

Net Assets:
Class II Shares	$109,553,081
Class VII Shares	1,243

Total	$109,554,324

Shares outstanding (unlimited number of shares authorized):
Class II Shares	4,200,631
Class VII Shares	47

Total	4,200,678

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$26.08
Class VII Shares	$26.13	(a)

(a)	The NAV reported above represents the traded NAV at December 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2007 Annual Report 45

Statement of Operations
For the Year Ended December 31, 2007

American Funds
NVIT Global
Growth Fund

INVESTMENT INCOME:
Dividend income	$2,646,332

Total Income	2,646,332

Expenses:
Fund administration and transfer agent fees	33,657
Master feeder service provider fee	184,527
Distribution fees Class II Shares	184,524
Distribution fees Class VII Shares	4
Administrative servicing fees Class II Shares	154,885
Custodian fees	2,669
Trustee fees	3,509
Compliance program costs (Note 3)	459
Other	39,030

Total expenses before earnings credit and expenses waived	603,264
Expenses waived for Master feeder service provider fee	(110,717)
Earnings credit (Note 4)	(503)

Net Expenses	492,044

Net Investment Income	2,154,288

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	951,075
Net realized gain distributions from Master Fund	2,755,601

Net realized gains from investment transactions and distributions from Master Fund	3,706,676
Net change in unrealized appreciation on investments	2,958,833

Net realized/unrealized gains on investments	6,665,509

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,819,797

See accompanying notes to financial statements.

46 Annual Report 2007

Statements of Changes in Net Assets

	American Funds NVIT
	Global Growth Fund
	Year Ended	Period Ended
	December 31, 2007	December 31, 2006 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,154,288	$(78,346)
Net realized gains on investment transactions and distributions from Master Fund	3,706,676	346
Net change in unrealized appreciation on investments	2,958,833	3,484,437

Change in net assets resulting from operations	8,819,797	3,406,437

Distributions to shareholders from:
Net investment income:
Class II	(2,165,499)	–
Class VII	(30)	–
Tax return of capital:
Class II	–	(30,000)
Class VII	–	(7)

Change in net assets from shareholder distributions	(2,165,529)	(30,007)

Change in net assets from capital transactions	56,907,143	42,616,483

Change in net assets	63,561,411	45,992,913
Net Assets:
Beginning of period	45,992,913	–

End of period	$109,554,324	$45,992,913

Accumulated net investment income at end of period	$185,203	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$66,471,259	$43,418,062
Dividends reinvested	2,165,496	30,000
Cost of shares redeemed	(11,729,642)	(832,586)

	56,907,113	42,615,476

Class VII Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	30	7

	30	1,007

Change in net assets from capital transactions	$56,907,143	$42,616,483

SHARE TRANSACTIONS:
Class II Shares
Issued	2,621,513	2,006,586
Reinvested	83,598	1,493
Redeemed	(474,416)	(38,143)

	2,230,695	1,969,936

Class VII Shares
Issued	–	46
Reinvested	1	– (b)

	1	46

Total change in shares	2,230,696	1,969,982

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)	Amount is less than 1 share.

See accompanying notes to financial statements.

2007 Annual Report 47

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

American Funds NVIT Global Growth Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income (f)	Investments	Activities	Income

Class II Shares
Period ended December 31, 2006 (e)	$21.69	0.10	1.72	1.82	–
Year ended December 31, 2007	$23.35	0.61	2.73	3.34	(0.61)
Class VII Shares
Period ended December 31, 2006 (e)	$21.69	0.06	1.75	1.81	–
Year ended December 31, 2007	$23.35	0.65	2.76	3.41	(0.63)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Ratio of
					Net Assets	Expenses
			Net Asset		at End of	to Average
	Return of	Total	Value, End	Total	Period	Net
	Capital	Distributions	of Period	Return (a)	(000s)	Assets (b)(g)

Class II Shares
Period ended December 31, 2006 (e)	(0.16)	(0.16)	$23.35	8.52%	$45,992	0.91%
Year ended December 31, 2007	–	(0.61)	$26.08	14.36%	$109,553	0.67%
Class VII Shares
Period ended December 31, 2006 (e)	(0.15)	(0.15)	$23.35	8.48%	$1	1.11%
Year ended December 31, 2007	–	(0.63)	$26.13	14.62%	$1	0.47%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of	Ratio of
			Expenses	Investment
	Ratio of Net		(Prior to	Income (Loss)
	Investment		Reimbursements)	(Prior to
	Income (Loss)		to Average	Reimbursements)
	to Average		Net	to Average		Portfolio
	Net Assets (b)		Assets (b)(c)(g)	Net Assets (b)(c)		Turnover (d)

Class II Shares
Period ended December 31, 2006 (e)	(0.63%	)	1.16%	(0.87%	)	31.00%
Year ended December 31, 2007	2.92%		0.82%	2.77%		38.00%
Class VII Shares
Period ended December 31, 2006 (e)	0.40%		1.21%	0.29%		31.00%
Year ended December 31, 2007	2.59%		0.57%	2.49%		38.00%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(e)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(g)	Expenses do not include expenses from the Master Fund.

See accompanying notes to financial statements.

48 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”, without par value). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the American Funds NVIT Global Growth Fund (the “Fund”) (formerly “American Funds GVIT Global Growth Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series® (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2007, was 1.87%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

The net asset value (“NAV”) per share of each class of the Fund is calculated by taking the market value of the Master Fund and other assets owned by the Fund, allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the close of regular trading on the Exchange that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

2007 Annual Report 49

Notes to Financial Statements (Continued)
December 31, 2007

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management, LLC (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)) (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NFM receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, NFM provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by GSA), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated

50 Annual Report 2007

proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VII shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VII shares of the Fund at an annual rate not to exceed 0.25% of Class II shares and 0.40% of Class VII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“NFS”), an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. NFM is a wholly-owned subsidiary of NFS. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $216,740 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFM, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $459.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

2007 Annual Report 51

Notes to Financial Statements (Continued)
December 31, 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

52 Annual Report 2007

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Distributions
Year	Income	Capital Gains	Distributions	Capital	Paid

2007	$2,165,529	$–	$2,165,529	$–	$2,165,529

2006	$–	$–	$–	$30,007	$30,007

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$928,859	$2,766,576	$3,695,435	$–	$–	$6,439,604	$10,135,039

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$103,068,855	$6,439,604	$–	$6,439,604

2007 Annual Report 53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Global Growth Fund (formerly American Funds GVIT Global Growth Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

54 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 17% of income dividends that qualify for the dividends received deduction available to corporations.

2007 Annual Report 55

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

56 Annual Report 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 57

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

58 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 59

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

60 Annual Report 2007

American Funds NVIT Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the American Funds NVIT Growth Fund (Class II at NAV) returned 11.90% versus 5.49% for its benchmark, the Standard & Poor’s 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 169 funds as of Dec. 31, 2007) was 12.67%.

Below is the 2007 annual report commentary from American Funds Insurance Series® Growth Fund (referred to as the “Master Fund,” which is the sole investment of the Growth Fund). The Master Fund’s performance return shown below and the Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the Growth Fund.

Growth Fund gained 12.35% for the year ended December 31, 2007, outpacing the S&P 500, which rose 5.49%.

The Fund’s strong gains during the year can be traced not only to investments it made but also to investments it didn’t make.

The Fund’s investments in energy and technology helped, but the investment professionals’ decisions to avoid the financials sector were also a major factor. The stocks of many companies in the financials sector lost value during 2007.

Many analysts now believe the U.S. will slip into recession this year. We expect, however, that economies outside the U.S. will continue to grow. The Fund invests about 20% of its assets in markets outside the U.S., and we expect many domestic companies to benefit from increased demand for U.S.-made goods, which are cheaper because of the weaker dollar.

During 2007, the Fund was helped by its holdings in the energy and materials sectors as well as its investments in technology companies. Its investments in diversified financials, thrifts and mortgage firms as well as in building products companies hurt the Fund’s returns.

Portfolio Managers:

American Funds Team Members — J. Blair Frank, Donnalisa Barnum and Ronald B. Morrow

2007 Annual Report 61

American Funds NVIT Growth Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

			Gross	Net
			Expense	Expense
	1 Yr.	Inception[2]	Ratio*	Ratio*

Class II	11.90%	9.26%	0.89%	0.74%
Class VII	12.22%	9.42%	1.02%	0.87%

*	As of December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth Fund, Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

62 Annual Report 2007

American Funds NVIT Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
American Funds NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Growth Fund			07/01/07	12/31/07	07/01/07 - 12/31/07[a]	07/01/07 - 12/31/07[a]

Class II	Actual		1,000.00	1,014.10	3.00	0.59
	Hypothetical	b	1,000.00	1,022.23	3.01	0.59

Class VII	Actual		1,000.00	1,015.40	1.83	0.36
	Hypothetical	[b]	1,000.00	1,023.39	1.84	0.36

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 63

Statement of Assets and Liabilities
December 31, 2007

	American Funds
	NVIT
	Growth Fund

Assets:
Investments in Master Fund (cost $177,221,708)	$180,644,467
Receivable for capital shares issued	418,010
Prepaid expenses and other assets	10,637

Total Assets	181,073,114

Liabilities:
Payable for capital shares redeemed	2,073
Accrued expenses and other payables:
Master feeder service provider fee	15,127
Distribution fees	37,819
Compliance program costs	611
Other	18,276

Total Liabilities	73,906

Net Assets	$180,999,208

Represented by:
Capital	$166,189,621
Accumulated net investment income	572,202
Accumulated net realized gains from investment transactions	10,814,626
Net unrealized appreciation on investments	3,422,759

Net Assets	$180,999,208

Net Assets:
Class II Shares	$180,998,045
Class VII Shares	1,163

Total	$180,999,208

Shares outstanding (unlimited number of shares authorized):
Class II Shares	2,508,394
Class VII Shares	16

Total	2,508,410

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$72.16
Class VII Shares	$72.51	(a)

(a)	The NAV reported above represents the traded NAV at December 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

64 Annual Report 2007

Statements of Operations
For the Year Ended December 31, 2007

American Funds
NVIT
Growth Fund

INVESTMENT INCOME:
Dividend income	$1,669,955

Total Income	1,669,955

Expenses:
Fund administration and transfer agent fees	56,192
Master feeder service provider fee	312,778
Distribution fees Class II Shares	312,776
Distribution fees Class VII Shares	4
Administrative servicing fees Class II Shares	269,242
Custodian fees	4,419
Trustee fees	5,930
Compliance program costs (Note 3)	767
Other	38,865

Total expenses before earnings credit and expenses waived	1,000,973
Expenses waived for Master feeder service provider fee	(187,668)
Earnings credit (Note 4)	(337)

Net Expenses	812,968

Net Investment Income	856,987

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,990,032
Net realized gain distributions from Master Fund	8,469,900

Net realized gains from investment transactions and distributions from Master Fund	11,459,932
Net change in unrealized depreciation on investments	(131,798)

Net realized/unrealized gains on investments	11,328,134

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,185,121

See accompanying notes to financial statements.

2007 Annual Report 65

Statements of Changes in Net Assets

	American Funds NVIT
	Growth Fund
	Year Ended	Period Ended
	December 31, 2007	December 31, 2006 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$856,987	$429,262
Net realized gains (losses) on investment transactions and distributions from Master Fund	11,459,932	(13,161)
Net change in unrealized appreciation/depreciation on investments	(131,798)	3,554,557

Change in net assets resulting from operations	12,185,121	3,970,658

Distributions to shareholders from:
Net investment income:
Class II	(882,349)	(435,217)
Class VII	(6)	(4)
Net realized gains:
Class II	(38,017)	–
Class VII	– (c)	–

Change in net assets from shareholder distributions	(920,372)	(435,221)

Change in net assets from capital transactions	94,928,996	71,270,026

Change in net assets	106,193,745	74,805,463
Net Assets:
Beginning of period	74,805,463	–

End of period	$180,999,208	$74,805,463

Accumulated net investment income at end of period	$572,202	$3,442

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$126,177,851	$72,386,539
Dividends reinvested	920,364	435,217
Cost of shares redeemed	(32,169,225)	(1,552,734)

	94,928,990	71,269,022

Class VII Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	6	4

	6	1,004

Change in net assets from capital transactions	$94,928,996	$71,270,026

SHARE TRANSACTIONS:
Class II Shares
Issued	1,790,121	1,172,886
Reinvested	12,594	6,687
Redeemed	(448,337)	(25,557)

	1,354,378	1,154,016

Class VII Shares
Issued	–	16
Reinvested	– (b)	– (b)

	–	16

Total change in shares	1,354,378	1,154,032

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)	Amount is less than 1 share.

(c)	Amount is less than $1.

See accompanying notes to financial statements.

66 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

American Funds NVIT Growth Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total				Net Asset
	Value,	Net	Unrealized	from	Net	Net		Value,
	Beginning	Investment	Gains on	Investment	Investment	Realized	Total	End	Total
	of Period	Income (f)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)

Class II Shares
Period ended December 31, 2006 (e)	$62.91	0.39	1.92	2.31	(0.40)	—	(0.40)	$64.82	3.68%
Year ended December 31, 2007	$64.82	0.35	7.37	7.72	(0.36)	(0.02)	(0.38)	$72.16	11.90%
Class VII Shares
Period ended December 31, 2006 (e)	$62.91	0.60	1.66	2.26	(0.24)	—	(0.24)	$64.93	3.63%
Year ended December 31, 2007	$64.93	0.48	7.48	7.96	(0.36)	(0.02)	(0.38)	$72.51	12.22%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data

				Ratio of	Ratio of Net
				Expenses	Investment
		Ratio of	Ratio of Net	(Prior to	Income
	Net Assets	Expenses	Investment	Reimbursements)	(Prior to
	at End of	to Average	Income	to Average	Reimbursements)
	Period	Net	to Average	Net	to Average	Portfolio
	(000s)	Assets (b)(g)	Net Assets (b)	Assets (b)(c)(g)	Net Assets (b)(c)	Turnover (d)

Class II Shares
Period ended December 31, 2006 (e)	$74,804	0.74%	1.90%	0.91%	1.72%	35.00%
Year ended December 31, 2007	$180,998	0.65%	0.68%	0.80%	0.54%	40.00%
Class VII Shares
Period ended December 31, 2006 (e)	$1	0.87%	1.42%	0.95%	1.34%	35.00%
Year ended December 31, 2007	$1	0.37%	0.68%	0.39%	0.66%	40.00%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(e)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(g)	Expenses do not include expenses from the Master Fund.
See accompanying notes to financial statements.

2007 Annual Report 67

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the American Funds NVIT Growth Fund (the “Fund”) (formerly “American Funds GVIT Growth Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series® (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2007, was 0.59%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

The net asset value (“NAV”) per share of each class of the Fund is calculated by taking the market value of the Master Fund and other assets owned by the Fund, allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the close of trading, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

68 Annual Report 2007

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management, LLC (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)) (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NFM receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, NFM provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by GSA), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated

2007 Annual Report 69

Notes to Financial Statements (Continued)
December 31, 2007

proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), or “Distributor”) the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VII shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VII shares of the Fund at an annual rate not to exceed 0.25% of Class II shares and 0.40% of Class VII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“NFS”), an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. NFM is a wholly-owned subsidiary of NFS. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the year ended December 31, 2007, NFS received $371,307 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFM, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $767.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

70 Annual Report 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2007 Annual Report 71

Notes to Financial Statements (Continued)
December 31, 2007

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$882,355	$38,017	$920,372	$–	$920,372

2006	$435,221	$–	$435,221	$–	$435,221

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$2,489,429	$8,906,587	$11,396,016	$–	$–	$3,413,571	$14,809,587

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$177,230,896	$3,413,571	$–	$3,413,571

72 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth Fund (formerly American Funds GVIT Growth Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

2007 Annual Report 73

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 35% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $38,017 as long term capital gain distributions qualifying from the maximum 15% income tax rate for individuals.

74 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 75

Management Information (Unaudited) (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

76 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 77

Management Information (Unaudited) (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

78 Annual Report 2007

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 79

American Funds NVIT Growth-Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the reporting period from the Fund’s inception on April 27, 2007, through Dec. 31, 2007, the American Funds NVIT Growth-Income Fund (Class II at NAV) returned -1.54% versus 0.38% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 230 funds as of Apr. 30, 2007) was 0.49%.

Below is the 2007 annual report commentary from American Funds Insurance Series® Growth-Income Fund (referred to as the “Master Fund,” which is the sole investment of the Growth Fund). The Master Fund’s performance return shown below and the Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the Growth Fund.

Growth-Income Fund rose 5.04% in value during the 12 months ended December 31, 2007, slightly behind the 5.49% gain posted by the S&P 500.

The Fund invests in high-quality, dividend-paying companies. This focus on dividends led to investments in banks and other financial institutions that typically pay healthy dividends. Those holdings were especially hard hit by the credit crunch. The impact of woes in the financial services industry can be seen in the Fund’s returns over the course of the year. During the first half of the year, the Fund gained 8.07%, but in the last quarter of the year, it lost 5.24% primarily due to troubles in the financial sector.

Not surprisingly, the Fund’s investments in the stocks of consumer finance firms, thrifts and mortgage finance companies and in diversified financial services companies all undermined results. Offsetting these investments were gains from holdings in metals and mining, communications equipment and in energy equipment and services.

Portfolio Managers:

American Funds Team Members — James K. Dunton, Donald D. O’Neal, Claudia P. Huntington, J. Blair Frank and C. Ross Sappenfield.

80 Annual Report 2007

American Funds NVIT Growth-Income Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

		Gross	Net
		Expense	Expense
	Inception[2]	Ratio*	Ratio*

Class II	-1.54%	0.94%	0.79%

Class VII	-1.48%	1.09%	0.94%

*	Expenses are estimated based on the Fund’s projected average net assets for 2007. There are no actual fees or expenses for the Fund in 2006 because the Fund commenced operations after December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on April 27, 2007.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth-Income Fund, the Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 81

American Funds NVIT Growth-Income Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
American Funds NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Growth-Income Fund			07/01/07	12/31/07	07/01/07 - 12/31/07[a]	07/01/07 - 12/31/07[a]

Class II	Actual		1,000.00	969.90	3.38	0.68
	Hypothetical	[b]	1,000.00	1,021.78	3.47	0.68

Class VII	Actual		1,000.00	970.50	3.08	0.62
	Hypothetical	[b]	1,000.00	1,022.08	3.16	0.62

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

82 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

American Funds
NVIT Growth-
Income Fund

Assets:
Investments in Master Fund (cost $90,212,060)	$86,892,633
Receivable for capital shares issued	672,428

Total Assets	87,565,061

Liabilities:
Payable for capital shares redeemed	168
Accrued expenses and other payables:
Fund administration and transfer agent fees	428
Master feeder service provider fee	6,670
Distribution fees	16,676
Administrative servicing fees	3,521
Compliance program costs	751
Other	4,899

Total Liabilities	33,113

Net Assets	$87,531,948

Represented by:
Capital	$91,437,834
Accumulated net investment income	12,573
Accumulated net realized losses from investment transactions	(599,032)
Net unrealized depreciation on investments	(3,319,427)

Net Assets	$87,531,948

Net Assets:
Class II Shares	$87,530,963
Class VII Shares	985

Total	$87,531,948

Shares outstanding (unlimited number of shares authorized):
Class II Shares	2,009,240
Class VII Shares	22

Total	2,009,262

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$43.56
Class VII Shares	$43.69 (a)

(a)	The NAV reported above represents the traded NAV at December 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2007 Annual Report 83

Statement of Operations
For the Period Ended December 31, 2007 (a)

American Funds
NVIT Growth-
Income Fund

INVESTMENT INCOME:
Dividend income	$1,149,191

Total Income	1,149,191

Expenses:
Fund administration and transfer agent fees	8,975
Master feeder service provider fee	55,712
Distribution fees Class II Shares	55,710
Distribution fees Class VII Shares	2
Administrative servicing fees Class II Shares	27,142
Administrative services fees Class VII Shares	1
Custodian fees	2,185
Trustee fees	2,693
Compliance program costs (Note 3)	878
Legal fees	17,748
Other	14,398

Total expenses before expenses waived	185,444

Expenses waived for Master feeder service provider fee	(33,427)

Net Expenses	152,017

Net Investment Income	997,174

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(671,225)
Net realized gain distributions from Master Fund	79,688

Net realized losses from investment transactions and distributions from Master Fund	(591,537)
Net change in unrealized depreciation on investments	(3,319,427)

Net realized/unrealized losses on investments	(3,910,964)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,913,790)

(a)	For the period from April 27, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

84 Annual Report 2007

Statement of Changes in Net Assets

American Funds
NVIT Growth-
Income Fund

Period Ended
December 31,
2007 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$997,174
Net realized losses on investment transactions	(591,537)
Net change in unrealized depreciation on investments	(3,319,427)

Change in net assets resulting from operations	(2,913,790)

Distributions to shareholders from:
Net investment income:
Class II	(1,003,143)
Class VII	(12)

Change in net assets from shareholder distributions	(1,003,155)

Change in net assets from capital transactions	91,448,893

Change in net assets	87,531,948

Net Assets:
End of period	$87,531,948

Accumulated net investment income at end of period	$12,573

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$116,328,627
Dividends reinvested	1,003,141
Cost of shares redeemed	(25,883,887)

91,447,881

Class VII Shares
Proceeds from shares issued	1,000
Dividends reinvested	12

1,012

Change in net assets from capital transactions	$91,448,893

SHARE TRANSACTIONS:
Class II Shares
Issued	2,566,040
Reinvested	22,646
Redeemed	(579,446)

2,009,240

Class VII Shares
Issued	22
Reinvested	— (b)

22

Total change in shares	2,009,262

(a)	For the period from April 27, 2007 (commencement of operations) through December 31, 2007.

(b)	Amount is less than 1 share.

See accompanying notes to financial statements.

2007 Annual Report 85

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

American Funds NVIT Growth-Income Fund

		Investment Activities			Distributions

Net Realized
and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net		Net Asset
	Beginning	Investment	(Losses) on	Investment	Investment	Total	Value, End	Total
	of Period	Income (f)	Investments	Activities	Income	Distributions	of Period	Return (a)

Class II Shares
Period ended December 31, 2007 (e)	44.86	0.62	(1.30)	(0.68)	(0.62)	(0.62)	43.56	(1.54%)
Class VII Shares
Period ended December 31, 2007 (e)	44.86	0.58	(1.23)	(0.65)	(0.52)	(0.52)	43.69	(1.48%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Ratios / Supplemental Data

				Ratio of	Ratio of Net
			Ratio of	Expenses	Investment
		Ratio of	Net	(Prior to	Income
	Net Assets	Expenses	Investment	Reimbursements)	(Prior to
	at End	to Average	Income	to Average	Reimbursements)
	of Period	Net	to Average	Net	to Average	Portfolio
	(000s)	Assets (b)(g)	Net Assets (b)	Assets (b) (c) (g)	Net Assets (b) (c)	Turnover (d)

Class II Shares
Period ended December 31, 2007 (e)	87,531	0.68%	4.48%	0.83%	4.33%	24.00%
Class VII Shares
Period ended December 31, 2007 (e)	1	0.69%	1.86%	0.69%	1.86%	24.00%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(e)	For the period from April 27, 2007 (commencement of operations) through December 31, 2007.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(g)	Expenses do not include expenses from the Master Fund.

See accompanying notes to financial statements.

86 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the American Funds NVIT Growth-Income Fund (the “Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series® (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2007, was 0.30%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

The net asset value (“NAV”) per share of each class of the Fund is calculated by taking the market value of the Master Fund and other assets owned by the Fund, allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the Close of Trading that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

2007 Annual Report 87

Notes to Financial Statements (Continued)
December 31, 2007

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management, LLC (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)) (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NFM receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, NFM provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by GSA), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated

88 Annual Report 2007

proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)) (“NFD” or “Distributor”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VII shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class VII shares of the Fund at an annual rate not to exceed 0.25% of Class II shares and 0.40% of Class VII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“NFS”), an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. NFM is a wholly-owned subsidiary of NFS. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

For the period ended December 31, 2007, NFS received $33,206 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFM, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2007, the Fund’s portion of such costs amounted to $878.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

2007 Annual Report 89

Notes to Financial Statements (Continued)
December 31, 2007

borrowing restrictions. There were no borrowings outstanding under this line of credit for the period ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

6. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

90 Annual Report 2007

7. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2007 was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$1,003,155	$—	$1,003,155	$—	$1,003,155

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Total Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$12,573	$69,934	$82,507	$—	$—	$(3,988,393)	$(3,905,886)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$90,881,026	$—	$(3,988,393)	$(3,988,393)

2007 Annual Report 91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth-Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007 and the results of its operations, the changes in its net assets and the financial highlights for the period April 27, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 2007 with the master fund’s transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

92 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 79% of income dividends that qualify for the dividends received deduction available to corporations.

2007 Annual Report 93

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

94 Annual Report 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 95

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

96 Annual Report 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 97

NVIT International Index Fund
AnnualReport

December 31, 2007

Contents
10	Statement of Investments
35	Statement of Assets and Liabilities
37	Statement of Operations
38	Statements of Changes in Net Assets
40	Financial Highlights
41	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ENH (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

NVIT International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Dec. 31, 2007, the NVIT International Index Fund (Class ID at NAV) returned 9.89% versus 11.63% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Growth Funds (consisting of 71 funds as of Dec. 31, 2007) was 13.95% for the same period.

Can you describe the market environment during the reporting period?

Despite intense market volatility and a slump at the end of the year, international markets ended 2007 in positive territory. Shares of growth companies considerably outperformed their value counterparts, with the MSCI EAFE Growth Index advancing 16.45% versus 5.96% for the MSCI EAFE Value Index.

In most of Europe, consensus has grown more confident about predicting a slowdown. While third-quarter 2007 gross domestic product (GDP) came in at 2.8% annualized, December saw a continued deterioration of the major business and consumer confidence surveys. Headline inflation took an alarming lurch higher toward the end of 2007, and the year-on-year rate came in a full 100 basis points, or 1.0%, above the 2.0% target. At the monthly European Central Bank (ECB) meeting in December 2007, rates were left unchanged, as expected, at 4.0%. Earnings momentum in Europe finally has begun to subside, but it may well have further to go. Expectations for earnings-per-share growth in 2007 still hover around 10.0%, with similar levels anticipated for 2008. Restructuring remains a positive, especially for some previously out-of-favor sectors, such as telecommunications.

In the United Kingdom, GDP growth in the third quarter of 2007 was more than 3.0%, clearly above that economy’s long-term trend, with domestic and external demand remaining firm. After that time, however, services and construction weakened, although the manufacturing sector held up better. The housing market and retail sales growth both lost momentum. In addition, the full impact of the tightening in credit conditions has yet to be felt. Expectations are for additional signs of weakness to become evident in the coming months, with growth slowing to below 2.0% during 2008. The inflation background has become more favorable. The Monetary Policy Committee (MPC) decided to cut rates to 5.5% at its December 2007 meeting, and the market is pricing in close to 50 basis points, or half a percent, of further monetary easing for 2008. Profits growth in the United Kingdom has slowed and faces significant headwinds. Much will depend on the global outlook, because more than half of U.K. profits are derived from abroad.

In Japan, GDP growth in 2007 to the third quarter was 2.0%, somewhat higher than the long-term trend; however, the economy remained very dependent on exports. Personal consumption remained muted, capital spending growth slowed, and residential investment temporarily collapsed in the wake of tighter planning regulations. More recent data have been mixed. Although small-company business confidence has weakened sharply (most likely reflecting the construction downturn), industrial output and business surveys have sent somewhat stronger signals, despite some moderation in export orders. Inflation rose sharply at the end of 2007 to 0.6%, primarily reflecting higher food and energy prices. Corporate earnings growth during 2007 was near zero. Expectations are for a better outturn in 2008, with sell-side analysts projecting a rise of about 8.0%.

The U.S. dollar underperformed most major global currencies in 2007, declining 1.7%, 9.8% and 6.2%, respectively, versus the British pound, the euro and the Japanese yen.

What areas of investment provided the most positive relative returns for the Fund?

Nine of the 10 sectors within the MSCI EAFE Index recorded gains during the reporting period, led by materials with 31.8%, telecommunication services with 28.2% and consumer staples with 24.1%. The strongest performers among the Fund’s individual stocks, held in the Fund’s portfolio were industrials sector names Leighton Holdings Ltd. and COSCO Corp. (Singapore) Ltd., energy firm WorleyParsons LTD. and financials sector companies Hong Kong Exchanges and Clearing Ltd. and Singapore Exchange Ltd.

What areas detracted from Fund performance?

Financials, with -1.8%, was the lone sector to finish in negative territory for the reporting period; health care, with 0.6%, and consumer discretionary, with 4.3%, also struggled. Stocks that posted the lowest returns within the benchmark index and held by the Fund included financials firm Centro Properties Group, industrials holding The Goodwill Group, Inc., consumer staples name C&C Group plc and consumer discretionary companies Barratt Developments PLC and The Rank Group Plc.

4 Annual Report 2007

NVIT International Index Fund

What is your outlook for the near term?

The primary news affecting international economies is that their economic diffusion indexes, which measure a composite of advancing and declining economic indicators, are currently trending downward. Until recently, Asia (excluding Japan) had resisted the slowdown, largely because of strength in China. Nevertheless, China’s inflation rate is approaching 7.0%, and China is administratively attempting to slow its overall economic growth rate of 11.0%. Recently, bank reserve requirements have been raised to 14.5% in an attempt to slow lending, and the base lending rate has been raised to 7.29%. The combination of a stronger currency, a global slowdown and these administrative actions should enable China’s economy to grow at a slower rate in 2008. Even so, a slowdown in China could still mean growth of GDP in the 8.0% to 10.0% range.

Asian countries currently enjoy strong currencies and large financial surpluses, thanks to the reforms that took place after the currency crisis of 1997-1998. Because of integrated growth with China and India, Asian countries (excluding Japan) could grow at rates of 5.0% to 6.0% in 2008 against a backdrop of modest inflation. Japan’s real GDP is expected to grow by 1.0% versus slightly less than 2.0% in 2007. The European Union (EU), which is expected to grow at 2.6% in 2007, is currently slowing; the European Central Bank (ECB) is maintaining interest rates of 4.0% against a backdrop of 3.0% inflation. The outlook for 2008 is real GDP growth of 2.0%.

The year 2007 was a strong one for foreign investment, with almost all currencies increasing against the U.S. dollar. Foreign local markets, however, also did well because of high economic growth rates against the backdrop of free market capitalism. Looking ahead, we believe that 2008 will present many challenges as global economies slow with the possibility of a reversal of the U.S. dollar’s decline. An element of speculation exists in some foreign markets because of the magnitude of the recent price appreciation, particularly in China and India. In contrast, the Japanese stock market, which fell 11.0% in 2007, appears undervalued, and many of its companies are global leaders.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Debra L. Jelilian and Jeffrey L. Russo, CFA

2007 Annual Report 5

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Growth Index: An unmanaged, free float-adjusted, market capitalization-weighted index that represents approximately 50% of the MSCI EAFE Index (a measure of the performance of stocks in developed markets outside the United States and Canada) and consists of securities that MSCI classifies within the growth style.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that represents approximately 50% of the MSCI EAFE Index (a measure of the performance of stocks in developed markets outside the United States and Canada) and consists of securities that MSCI classifies within the value style.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with BlackRock Investment Management, LLC.

6 Annual Report 2007

NVIT International Index Fund
Fund Performance

Average Annual Total Return1

(For periods ended December 31, 2007)

			Gross	Net
			Expense	Expense
	1 Yr.	Inception[2]	Ratio*	Ratio*

Class II	9.40%	11.42%	1.26%	0.81%

Class VI	9.50%	11.38%	1.26%	0.81%

Class VII	9.52%	11.30%	1.38%	0.93%

Class VIII	9.39%	11.24%	1.47%	1.02%

Class ID	9.89%	11.87%	0.87%	0.42%

*	As of December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT International Index Fund, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index as a whole.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 7

NVIT International Index Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value($)	Account Value($)	During Period($)	During Period(%)
NVIT International Index Fund			07/01/07	12/31/07	07/01/07 - 12/31/07 [a]	07/01/07 - 12/31/07 [a]

Class II	Actual		1,000.00	994.10	3.82	0.76
	Hypothetical	[b]	1,000.00	1,021.37	3.87	0.76

Class VI	Actual		1,000.00	993.40	4.07	0.81
	Hypothetical	[b]	1,000.00	1,021.12	4.13	0.81

Class VII	Actual		1,000.00	993.60	3.77	0.75
	Hypothetical	[b]	1,000.00	1,021.42	3.82	0.75

Class VIII	Actual		1,000.00	993.00	4.07	0.81
	Hypothetical	[b]	1,000.00	1,021.12	4.13	0.81

Class ID	Actual		1,000.00	996.00	1.81	0.36
	Hypothetical	[b]	1,000.00	1,023.39	1.84	0.36

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2007

Portfolio Summary	NVIT International Index Fund

December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.8%
Repurchase Agreements	17.9%
Exchange Traded Fund	0.6%
Rights	0.0%
Warrants	0.0%
Liabilities in excess of other assets	-15.3%

100.0%

Top Industries

Commercial Banks	13.9%
Oil, Gas & Consumable Fuels	7.5%
Pharmaceuticals	5.2%
Metals & Mining	4.9%
Insurance	4.4%
Diversified Telecommunication Services	4.3%
Automobiles	3.3%
Chemicals	3.3%
Electric Utilities	3.0%
Food Products	2.9%
Other	47.3%

100.0%

Top Holdings*

BP PLC	1.6%
Vodafone Group PLC	1.4%
HSBC Holdings PLC	1.4%
Nestle SA	1.3%
TOTAL SA	1.2%
Royal Dutch Shell PLC, Class A	1.1%
Nokia OYJ	1.0%
Toyota Motor Corp.	1.0%
Banco Santander SA	0.9%
Siemens AG	0.9%
Other	88.2%

100.0%

Top Country

United Kingdom	21.7%
Japan	19.2%
France	9.6%
Germany	8.9%
Switzerland	6.5%
Australia	6.2%
Spain	4.2%
Italy	3.8%
Netherlands	3.4%
Other	16.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 9

Statement of Investments
December 31, 2007

NVIT International Index Fund

Common Stocks (96.8%)

	Shares	Value

AUSTRALIA (6.2%)
Airline (0.0%) (a)
Qantas Airways Ltd.	20,980	$99,655

Beverages (0.1%) (a)
Coca-Cola Amatil Ltd.	11,528	95,299
Foster’s Group Ltd.	42,129	240,929
Lion Nathan Ltd.	6,610	55,486

		391,714

Biotechnology (0.1%) (a)
CSL Ltd.	11,671	369,632

Capital Markets (0.1%)
Macquarie Group Ltd.	5,760	385,277
Perpetual Ltd. (a)	359	20,770

		406,047

Chemicals (0.1%) (a)
Orica Ltd.	6,684	184,871

Commercial Banks (1.6%) (a)
Australia & New Zealand Banking Group Ltd.	39,387	942,324
Bendigo Bank Ltd.	4,400	56,745
Commonwealth Bank of Australia	27,450	1,414,891
National Australia Bank Ltd.	34,236	1,127,400
St. George Bank Ltd.	5,659	155,668
Westpac Banking Corp.	39,415	958,184

		4,655,212

Commercial Services & Supplies (0.1%) (a)
Brambles Ltd.	27,278	273,822
Downer EDI Ltd.	5,739	26,943

		300,765

Construction & Engineering (0.1%) (a)
Boart Longyear Group*	29,472	60,168
Leighton Holdings Ltd.	2,976	157,425

		217,593

Construction Materials (0.0%) (a)
Boral Ltd.	11,793	62,872
James Hardie Industries NV	10,457	58,722

		121,594

Containers & Packaging (0.0%) (a)
AmCor Ltd.	19,192	115,794

Distributor (0.0%) (a)
Pacific Brands Ltd.	7,537	21,399

Diversified Consumer Services (0.1%)
ABC Learning Centres Ltd. (a)	8,531	38,455
Wesfarmers Ltd.*	2,441	87,205

		125,660

Diversified Financial Services (0.2%) (a)
Australian Stock Exchange Ltd.	3,666	192,930
Challenger Financial Services Group Ltd.	8,072	34,954
SunCorp-Metway Ltd.	19,713	290,882

		518,766

Diversified Minerals (0.1%)
Fortescue Metals Group, Ltd.*	26,920	177,228
Oxiana Ltd. (a)	29,925	90,126

		267,354

Diversified Telecommunication Services (0.1%) (a)
Telstra Corp. Ltd.	60,401	247,461
Telstra Corp. Ltd., Installment Receipts	22,662	62,648

		310,109

Energy Equipment & Services (0.1%) (a)
Babcock & Brown Ltd.	4,985	117,226
WorleyParsons Ltd.	3,189	143,622

		260,848

Food & Staples Retailing (0.3%) (a)
Woolworths Ltd.	25,565	757,943

Food Products (0.0%) (a)
Goodman Fielder Ltd.	23,837	39,395

Health Care Equipment & Supplies (0.0%) (a)
Ansell Ltd.	5	53
Cochlear Ltd.	1,092	71,371

		71,424

Health Care Providers & Services (0.1%) (a)
Sonic Health Care Products & Services Ltd.	6,814	99,404
Symbion Health Ltd.	9,687	33,670

		133,074

Hotels, Restaurants & Leisure (0.1%)
Aristocrat Leisure Ltd. (a)	7,578	74,229
Crown, Ltd.*	8,322	98,253
Tabcorp Holdings Ltd. (a)	11,017	142,398
Tattersall’s Ltd. (a)	21,830	76,030

		390,910

Industrial Conglomerates (0.2%) (a)
CSR Ltd.	19,608	53,080
Wesfarmers Ltd.	11,472	405,360

		458,440

Insurance (0.4%) (a)
AMP Ltd.	39,645	343,949
AXA Asia Pacific Holdings Ltd.	14,226	91,492

10 Annual Report 2007

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Insurance (continued)
Insurance Australia Group Ltd.	38,751	$139,432
QBE Insurance Group Ltd.	18,286	530,744

		1,105,617

IT Services (0.0%) (a)
Computershare Ltd.	10,873	93,769

Media (0.0%) (a)
John Fairfax Holdings Ltd.	21,974	89,707
Macquarie Communications Infrastructure Group	5,316	25,152

		114,859

Metals & Mining (1.3%) (a)
Alumina Ltd.	24,409	135,088
BHP Billiton Ltd.	70,663	2,469,546
BlueScope Steel Ltd.	14,613	122,631
Iluka Resources Ltd.	3,341	13,417
Newcrest Metals & Mining Ltd.	9,620	277,315
OneSteel Ltd.	16,192	86,817
Rio Tinto Ltd.	6,048	703,386
Zinifex Ltd.	10,476	112,342

		3,920,542

Multi-Utility (0.0%) (a)
AGL Energy Ltd.	8,048	93,661

Multiline Retail (0.0%) (a)
Harvey Norman Holdings Ltd.	11,468	67,760

Oil, Gas & Consumable Fuels (0.3%) (a)
Caltex Australia Ltd.	3,008	50,780
Origin Energy Ltd.	18,840	145,416
Paladin Resources Ltd.*	8,161	47,673
Santos Ltd.	12,454	152,995
Woodside Petroleum Ltd.	10,129	443,847

		840,711

Paper & Forest Products (0.0%) (a)
PaperlinX Ltd.	342	792

Real Estate Investment Trusts (REITs) (0.5%) (a)
Centro Properties Group	21,400	18,713
Centro Retail Group	27,741	22,937
CFS Retail Property Trust	32,383	66,212
Commonwealth Property Office Fund	25,245	34,061
DB RREEF Trust	60,631	105,811
GPT Group	44,230	155,629
ING Industrial Fund	15,519	34,374
Macquarie Goodman Group	31,273	133,059
Macquarie Office Trust	22,284	27,236
Mirvac Group	22,175	115,856
Stockland	31,014	227,574
Westfield Group	36,994	676,154

		1,617,616

Real Estate Management & Development (0.0%) (a)
Lend Lease Corp. Ltd.	7,840	118,350

Road & Rail (0.1%) (a)
Asciano Group	12,277	74,811
Toll Holdings Ltd.	11,837	118,148

		192,959

Textiles, Apparel & Luxury Goods (0.0%) (a)
Billabong International Ltd.	4,157	53,804

Transportation Infrastructure (0.1%) (a)
Macquarie Airports	7,926	27,987
Macquarie Infrastructure Group	57,241	151,353
Transurban Group	23,399	139,684

		319,024

		18,757,663

AUSTRIA (0.6%) (a)
Building Products (0.0%)
Wienerberger AG	1,762	97,073

Commercial Banks (0.2%)
Erste Bank der Oesterreichischen Sparkassen AG	4,094	289,040
Raiffeisen International Bank Holding AG	737	110,757

		399,797

Construction Materials (0.0%)
RHI AG*	247	10,093

Diversified Telecommunication Services (0.1%)
Telekom Austria AG	7,478	206,491

Electric Utility (0.0%)
Verbund-Oesterreichische Elektrizitaetswirtschafts AG	1,284	89,245

Hotels, Restaurants & Leisure (0.0%)
BetandWin.com Interactive Entertainment AG*	483	18,746

Insurance (0.0%)
Wiener Staedtische Versicherung AG	456	36,551

Machinery (0.0%)
Andritz AG	891	53,519

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

AUSTRIA (continued)
Metals & Mining (0.1%)
Voestalpine AG	2,501	$179,225

Oil, Gas & Consumable Fuels (0.1%)
OMV AG	3,560	287,349

Real Estate Management & Development (0.1%)
Immoeast Immobilien Anlagen*	9,230	99,066
IMMOFINANZ Immobilien Anlagen AG	10,142	102,444
Meinl European Land Ltd.*	6,651	91,463

		292,973

		1,671,062

BELGIUM (1.2%) (a)
Beverages (0.1%)
InBev NV	3,967	329,747

Chemicals (0.1%)
Solvay SA	1,381	193,130
Umicore	543	134,544

		327,674

Commercial Banks (0.3%)
Dexia	11,325	284,309
KBC Groep NV	3,896	548,323

		832,632

Diversified Consumer Services (0.0%)
Compagnie Nationale A Portefeuille	70	5,035

Diversified Financial Services (0.5%)
Fortis	44,189	1,156,694
Groupe Bruxelles Lambert SA	1,748	223,528
Groupe Bruxelles Lambert SA STRIPS*	29	1
Kbc Ancora	82	9,319

		1,389,542

Diversified Telecommunication Services (0.1%)
Belgacom SA	3,676	181,096

Electrical Equipment (0.0%)
Bekaert SA	127	17,052

Electronic Equipment & Instruments (0.0%)
BarCo NV	28	2,138

Food & Staples Retailing (0.1%)
Colruyt SA	370	86,986
Delhaize Group	2,169	190,393

		277,379

Health Care Equipment & Supplies (0.0%)
Omega Pharma SA	232	15,965

Leisure Equipment & Products (0.0%)
AGFA-Gevaert NV	2,299	35,072

Pharmaceutical (0.0%)
UCB SA	2,425	110,081

Transportation (0.0%)
Compagnie Maritime Belge SA	229	19,809

Wireless Telecommunication Services (0.0%)
Mobistar SA	736	67,131

		3,610,353

BERMUDA (0.0%) (a)
Diversified Consumer Services (0.0%)
C C Land Holdings Ltd.	21,535	30,804
Nws Holdings Ltd.	2,000	6,343

		37,147

Oil, Gas & Consumable Fuels (0.0%)
Frontline Ltd.	700	33,418

		70,565

CAYMAN ISLANDS (0.1%) (a)
Communications Equipment (0.1%)
FoxConn International Holdings Ltd.*	36,387	80,923

Food Products (0.0%)
Tingyi (Cayman Islands) Holdings Co.	24,000	38,315

Wireless Telecommunication Services (0.0%)
Hutchison Telecommunications International Ltd.	23,000	34,672

		153,910

CHINA (0.0%) (a)
Manufacturing (0.0%)
Fosun International*	34,135	31,599

DENMARK (0.9%) (a)
Air Freight & Logistics (0.0%)
A P Moller — Maersk AS	4	42,315

Beverages (0.0%)
Carlsberg, Class B	750	90,305

Building Products (0.0%)
Rockwool Intl AS, Class B	160	37,117

Chemicals (0.1%)
Novozymes	1,025	116,311

12 Annual Report 2007

Common Stocks (continued)

	Shares	Value

DENMARK (continued)
Commercial Banks (0.2%)
Danske Bank	9,800	$383,122
Jyske Bank*	925	72,649
Sydbank	1,425	61,026

		516,797

Construction & Engineering (0.1%)
FLSmidth & Co.	1,150	117,286

Food Products (0.0%)
Danisco AS	1,100	77,736
East Asiatic Co. Ltd. AS	375	29,034

		106,770

Health Care Equipment & Supplies (0.0%)
Coloplast	300	25,917
GN Store Nord*	3,400	26,639
William Demant Holding*	550	50,526

		103,082

Household Durables (0.0%)
Bang & Olufsen	180	16,825

Insurance (0.0%)
Topdanmark*	400	57,160
TrygVesta AS	250	18,960

		76,120

Machinery (0.0%)
NKT Holding AS	400	35,938

Marine (0.1%)
AP Moller — Maersk AS	23	245,665

Oil, Gas & Consumable Fuels (0.2%)
Vestas Wind Systems*	3,950	426,595

Pharmaceuticals (0.2%)
H. Lunbeck AS	400	10,751
Novo-Nordisk, Class B	10,375	677,407

		688,158

Road & Rail (0.0%)
DSV AS	4,443	97,222

Transportation (0.0%)
Dampskibsselskabet Torm AS	30	1,047

		2,717,553

FINLAND (1.8%) (a)
Auto Components (0.0%)
Nokian Renkaat OYJ	2,300	79,838

Building Products (0.0%)
Uponor OYJ	900	22,483

Communications Equipment (1.0%)
Nokia OYJ	80,800	3,103,805

Construction & Engineering (0.0%)
YIT OYJ	2,855	62,142

Diversified Financial Services (0.0%)
OKO Bank PLC	2,041	38,920

Diversified Telecommunication Services (0.0%)
Elisa OYJ, Class A	3,300	100,910

Electric Utility (0.2%)
Fortum OYJ	9,600	431,193

Food & Staples Retailing (0.0%)
Kesko OYJ	1,400	76,526

Insurance (0.1%)
Sampo OYJ	9,400	248,070

IT Services (0.0%)
Tietoenator OYJ	1,220	27,286

Leisure Equipment & Products (0.0%)
Amer Sports OYJ	950	25,604

Machinery (0.2%)
Cargotec Corp.	720	33,262
KCI Konecranes OYJ	1,004	34,197
Kone OYJ	1,680	117,281
Metso OYJ	2,800	151,789
Wartsila OYJ, Class B	1,400	105,941

		442,470

Media (0.0%)
Sanoma-WSOY OYJ	870	24,821

Metals & Mining (0.1%)
Outokumpu OYJ	2,600	79,920
Rautaruukki OYJ	1,850	79,063

		158,983

Oil, Gas & Consumable Fuels (0.0%)
Neste Oil OYJ	2,800	98,882

Paper & Forest Products (0.2%)
Stora Enso OYJ	12,600	188,072
UPM-Kymmene OYJ	11,400	230,651

		418,723

Pharmaceutical (0.0%)
Orion Oyj, Class B	1,024	23,993

		5,384,649

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (9.6%)
Aerospace & Defense (0.1%) (a)
Safran SA	3,730	$76,472
Thales SA	1,949	116,087
Zodiac SA	882	56,380

		248,939

Airline (0.0%) (a)
Air France KLM	2,792	97,566

Auto Components (0.1%) (a)
Compagnie Generale des Etablissements Michelin	3,097	354,039
Valeo SA	1,539	63,277

		417,316

Automobiles (0.3%) (a)
Peugeot SA	3,296	249,729
Renault SA	3,816	541,140

		790,869

Beverages (0.1%) (a)
Pernod-Ricard SA	1,884	434,749

Building Products (0.2%) (a)
Compagnie de Saint-Gobain	5,771	543,794

Chemicals (0.2%) (a)
Air Liquide SA	4,995	743,052

Commercial Banks (1.2%) (a)
BNP Paribas	17,333	1,880,440
Credit Agricole SA	13,547	456,979
Natixis	4,089	78,568
Societe Generale	7,610	1,100,516

		3,516,503

Commercial Services & Supplies (0.0%) (a)
Societe BIC SA	372	26,640

Communications Equipment (0.1%) (a)
Alcatel-Lucent	47,740	347,247

Construction & Engineering (0.2%) (a)
Eiffage SA	325	32,003
Vinci SA	8,411	621,979

		653,982

Construction Materials (0.2%) (a)
Imerys SA	720	59,275
Lafarge SA	3,158	573,395

		632,670

Diversified Consumer Services (0.0%) (a)
Wendel Investissement	373	53,846

Diversified Telecommunication Services (0.5%) (a)
France Telecom SA	37,491	1,344,693
Neuf Cegetel	721	36,463

		1,381,156

Electrical Equipment (0.4%)
Alstom(a)	2,227	478,295
Legrand SA	1,079	34,671
Schneider Electric SA(a)	4,538	614,582

		1,127,548

Energy Company (0.1%) (a)
Electricite De France	2,166	257,971

Energy Equipment & Services (0.1%) (a)
Cie Generale de Geophysique SA*	563	159,234
Technip SA	2,208	175,609

		334,843

Food & Staples Retailing (0.4%) (a)
Carrefour SA	12,390	964,251
Casino Guichard Perrachon SA	961	104,530

		1,068,781

Food Products (0.3%) (a)
Groupe Danone	8,929	800,169

Gas Utility (0.1%) (a)
Gaz de France	3,769	220,378

Health Care Equipment & Supplies (0.1%) (a)
Cie Generale d’Optique Essilor International SA	4,259	271,645

Hotels, Restaurants & Leisure (0.2%) (a)
Accor SA	4,362	348,666
Sodexho Alliance SA	2,091	128,366

		477,032

Household Durables (0.0%) (a)
Thomson	5,434	76,828

Insurance (0.5%) (a)
AXA	32,211	1,284,088
CNP Assurances	978	127,239
Scor SA	3,417	87,427

		1,498,754

IT Services (0.1%) (a)
Atos Origin SA*	1,517	78,372
Capgemini SA	2,963	186,148

		264,520

Machinery (0.1%) (a)
Vallourec SA	1,028	278,007

14 Annual Report 2007

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Media (0.5%) (a)
Lagardere SA	2,761	$206,751
M6-Metropole Television	1,188	31,219
PagesJaunes Groupe SA	2,238	44,793
Publicis Groupe	3,091	120,917
Societe Television Francaise 1	2,636	70,274
Vivendi Universal SA	23,968	1,100,332

		1,574,286

Multi-Utilities (0.7%) (a)
Suez SA	20,823	1,417,194
Veolia Environnement	7,509	683,915

		2,101,109

Multiline Retail (0.1%) (a)
PPR SA	1,664	267,260

Office Electronics (0.0%) (a)
Neopost SA	722	74,369

Oil, Gas & Consumable Fuels (1.2%) (a)
TOTAL SA	44,282	3,666,194

Other Financial (0.0%) (a)
Ffr Eurazeo	289	37,013

Personal Products (0.2%) (a)
L’Oreal SA	5,164	739,397

Pharmaceutical (0.6%) (a)
Sanofi-Aventis	20,971	1,919,498

Real Estate Investment Trusts (REITs) (0.2%) (a)
Gecina SA	174	27,295
Icade	279	41,510
Klepierre	1,545	78,960
Unibail	1,257	275,420
Unibail-Rodamco	151	33,039

		456,224

Service Company (0.0%) (a)
Jc Decaux SA	1,506	59,103

Software (0.1%) (a)
Business Objects SA*	1,820	111,149
Dassault Systemes SA	1,288	76,226

		187,375

Textiles, Apparel & Luxury Goods (0.3%) (a)
Christian Dior SA	609	80,024
Hermes International	1,509	190,637
LVMH Moet Hennessy Louis Vuitton SA	5,049	610,106

		880,767

Transportation Infrastructure (0.0%) (a)
Aeroports De Paris	557	56,977
Societe Des Autoroutes Paris-Rhin-Rhone	192	18,822

		75,799

Wireless Telecommunication Services (0.1%) (a)
Bouygues	4,814	399,969

		29,003,168

GERMANY (8.9%) (a)
Air Freight & Logistics (0.2%)
Deutsche Post AG	16,776	571,074
Fraport AG	32	2,551

		573,625

Airline (0.0%)
Deutsche Lufthansa AG	5,013	133,395

Auto Components (0.1%)
Continental AG	3,299	430,421

Automobiles (1.2%)
Bayerische Motoren Werke AG	3,585	224,403
Daimler Chrysler AG	19,521	1,883,533
Porsche AG	188	378,304
Volkswagen AG	3,271	753,409
Volkswagen AG, Preferred Shares	2,119	309,200

		3,548,849

Building Products (0.0%)
Heidelbergcement AG	135	20,765

Capital Markets (0.5%)
Deutsche Bank AG	10,447	1,365,199
MLP AG	739	11,741

		1,376,940

Chemicals (1.2%)
BASF AG	10,097	1,494,939
Bayer AG	14,916	1,360,448
Dem K & S AG	806	193,850
Linde AG	2,599	344,491
Wacker Chemie AG	178	50,916

		3,444,644

Commercial Banks (0.2%)
Commerzbank AG	13,396	510,204
Deutsche Postbank AG	1,787	159,419

		669,623

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Construction & Engineering (0.1%)
Bilfinger Berger AG	835	$62,854
GEA Group AG*	3,501	119,938
Hochtief AG	921	121,986

		304,778

Diversified Financial Services (0.3%)
Deutsche Boerse AG	4,124	809,351

Diversified Telecommunication Services (0.4%)
Deutsche Telekom AG	58,244	1,282,639

Electric Utility (0.9%)
E. On AG	12,775	2,715,973

Electronic Equipment & Instruments (0.0%)
Wincor Nixdorf AG	482	45,412

Food & Staples Retailing (0.1%)
Metro AG	3,495	293,114

Food Products (0.0%)
Suedzucker AG	857	20,305

Health Care Equipment & Supplies (0.0%)
Fresenius AG, Preferred Shares	868	71,997

Health Care Providers & Services (0.1%)
Celesio AG	1,870	115,570
Fresenius Medical Care AG & Co.	4,104	218,489

		334,059

Hotels, Restaurants & Leisure (0.0%)
TUI AG*	4,663	130,500

Household Products (0.1%)
Henkel KGaA	3,859	216,402
Henkel KGaA, Preferred Shares	1,727	88,109

		304,511

Industrial Conglomerates (0.9%)
Rheinmetall AG	826	66,154
Siemens AG	17,491	2,769,589

		2,835,743

Insurance (0.9%)
Allianz AG	9,235	1,991,130
Muenchener Rueckversicherungs AG	4,257	826,103

		2,817,233

Machinery (0.2%)
Heidelberger Druckmaschinen	1,283	42,955
MAN AG	2,425	403,744

		446,699

Media (0.0%)
Premiere AG*	1,641	30,738
ProSiebenSat.1 Media AG	1,773	41,921

		72,659

Metals & Mining (0.2%)
Salzgitter AG	894	132,552
Thyssenkrupp AG	7,737	435,547

		568,099

Multi-Utilities (0.5%)
RWE AG	9,142	1,287,681
RWE AG, Preferred Shares	614	73,719

		1,361,400

Multiline Retail (0.0%)
KarstadtQuelle AG*	609	14,460

Oil, Gas & Consumable Fuels (0.0%)
Solarworld AG	1,826	109,927

Personal Products (0.1%)
Beiersdorf AG	1,925	148,790

Pharmaceuticals (0.1%)
Altana AG	1,188	28,630
Merck KGAA	1,399	182,693

		211,323

Real Estate Management & Development (0.0%)
IVG Immobilien AG	2,076	68,516

Semiconductors & Semiconductor Equipment (0.1%)
Infineon Technologies AG*	16,192	192,036

Software (0.3%)
SAP AG	18,276	943,014

Specialty Retail (0.0%)
Douglas Holding AG	422	24,347

Textiles, Apparel & Luxury Goods (0.1%)
Adidas AG	4,388	324,124
Puma AG Rudolf Dassler Sport	75	29,331

		353,455

Thrifts & Mortgage Finance (0.1%)
Hypo Real Estate Holding AG	4,353	231,153

		26,909,755

GREECE (0.7%) (a)
Beverages (0.1%)
Coca Cola Hellenic Bottling Co. SA	3,566	153,881

16 Annual Report 2007

Common Stocks (continued)

	Shares	Value

GREECE (continued)
Commercial Banks (0.4%)
Alpha Bank AE	8,358	$302,635
EFG Eurobank Ergasias SA	6,764	237,346
National Bank of Greece SA	8,659	593,731
Piraeus Bank SA	6,928	269,449

		1,403,161

Construction & Engineering (0.0%)
Hellenic Technodomiki Tev SA	1,319	18,840

Construction Materials (0.0%)
Titan Cement Co.	901	40,913

Diversified Financial Services (0.0%)
Hellenic Exchanges Holding SA	984	34,509

Diversified Telecommunication Services (0.1%)
Hellenic Telecommunications Organization SA	6,365	232,812

Electric Utility (0.0%)
Public Power Corp.	2,295	120,398

Hotels, Restaurants & Leisure (0.1%)
OPAP SA	4,848	193,808

Metals & Mining (0.0%)
Viohal Co.	607	8,768

Oil, Gas & Consumable Fuels (0.0%)
Hellenic Petroleum SA	916	15,021
Motor Oil Hellas Corinth Refineries SA	187	4,315

		19,336

Textiles, Apparel & Luxury Goods (0.0%)
Folli-Follie SA	58	2,153

		2,228,579

HONG KONG (2.3%) (a)
Air Freight & Logistics (0.0%)
Hongkong Aircraft Engineering Co. Ltd	800	21,594

Airline (0.0%)
Cathay Pacific Airways Ltd.	29,000	75,510

Commercial Banks (0.3%)
Bank of East Asia Ltd.	30,400	205,998
BOC Hong Kong Holdings Ltd.	80,000	221,832
Hang Seng Bank Ltd.	16,300	333,678
Wing Hang Bank Ltd.	2,000	29,774

		791,282

Communications Equipment (0.1%)
Tencent Holdings Ltd.	19,287	144,061

Consumer Goods (0.0%)
Parkson Retail Group Ltd.	2,000	23,869

Distributor (0.1%)
Li & Fung Ltd.	46,800	186,591

Diversified Consumer Services (0.0%)
Citic Resources Holdings Ltd.*	5	3

Diversified Financial Services (0.2%)
Hong Kong Exchanges & Clearing Ltd.	22,500	630,801

Diversified Telecommunication Services (0.0%)
PCCW Ltd.	92,000	54,379

Electric Utilities (0.1%)
Cheung Kong Infrastructure Holdings Ltd.	3,000	11,136
CLP Holdings Ltd.	28,500	193,642
Hong Kong Electric Holdings	30,000	171,696

		376,474

Electronic Equipment & Instruments (0.0%)
Kingboard Chemical Holdings Ltd.	9,500	56,127

Gas Utility (0.1%)
Hong Kong & China Gas	77,800	237,004

Hotels, Restaurants & Leisure (0.0%)
ShanGri-La Asia Ltd.	18,000	55,985

Industrial Conglomerates (0.2%)
Hutchison Whampoa Ltd.	45,000	506,971
MelCo International Development	20,000	29,882

		536,853

Marine (0.0%)
Orient Overseas International Ltd.	2,000	14,653

Media (0.0%)
Television Broadcasts Ltd.	6,000	35,866

Multiline Retail (0.0%)
Lifestyle Int’l Holdings Ltd.	15,399	41,194

Paper & Forest Products (0.0%)
Lee & Man Paper Manufacturing Ltd.	10,000	43,599

Real Estate Investment Trust (REIT) (0.1%)
Link REIT (The)	47,500	102,278

Real Estate Management & Development (0.9%)
Cheung Kong Holdings Ltd.	32,000	584,660
Chinese Estates Holdings Ltd.	2,000	3,603
Genting International PLC*	51,060	24,110
Hang Lung Group Ltd.	8,000	43,231
Hang Lung Properties Ltd.	45,000	201,075

2007 Annual Report 17

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Real Estate Management & Development (continued)
Henderson Land Development Co.	23,000	$213,618
Hopewell Holdings Ltd.	11,000	50,437
Hysan Development Co. Ltd.	15,000	42,369
Kerry Properties Ltd.	14,000	111,327
New World Development Co. Ltd.	52,000	182,064
Shui on Land Ltd.	44,000	50,803
Shun Tak Holdings Ltd.	28,000	43,767
Sino Land Co.	30,000	105,061
Sun Hung Kai Properties Ltd.	29,000	609,142
Swire Pacific Ltd., Class A	17,500	239,820
Wharf Holdings Ltd.	30,000	155,201
Wheelock & Co., Ltd.	1,000	3,062

		2,663,350

Road & Rail (0.1%)
MTR Corp.	30,500	111,198

Semiconductors & Semiconductor Equipment (0.0%)
ASM Pacific Technology Ltd.	4,500	32,712

Specialty Retail (0.1%)
Belle International Holdings Ltd.	34,462	51,560
Esprit Holdings Ltd.	22,400	329,867
Giordano International Ltd.	26,000	12,403

		393,830

Textiles, Apparel & Luxury Goods (0.0%)
Yue Yuen Industrial Holdings	13,500	48,349

Trading Companies & Distributors (0.0%)
Noble Group Ltd.	26,000	43,269

Transportation (0.0%)
Pacific Basin Shipping Ltd.	27,560	43,733

		6,764,564

IRELAND (0.6%)
Airline (0.0%) (a)
Ryanair Holdings PLC*	5,422	37,216

Building Products (0.0%) (a)
Kingspan Group PLC	2,973	44,694

Commercial Banks (0.3%)
Allied Irish Banking PLC(a)	18,914	433,693
Anglo Irish Bank Corp. PLC(a)	8,274	132,074
Bank of Ireland	21,347	316,744

		882,511

Construction Materials (0.2%) (a)
CRH PLC	11,688	405,875

Containers & Packaging (0.0%) (a)
Smurfit Kappa PLC*	2,552	41,851

Food Products (0.0%) (a)
GreenCore Group PLC	1,424	9,364
Iaws Group PLC	899	19,875
Kerry Group PLC	2,333	74,491

		103,730

Gaming (0.0%) (a)
Paddy Power PLC	582	19,014

Industrial Conglomerate (0.0%) (a)
DCC PLC	1,415	40,191

Insurance (0.0%) (a)
Irish Life & Permanent PLC	6,084	104,074

Pharmaceutical (0.1%) (a)
Elan Corp. PLC*	9,240	202,160

		1,881,316

ITALY (3.8%) (a)
Aerospace & Defense (0.1%)
Finmeccanica SpA	6,451	206,953

Automobiles (0.1%)
Fiat SpA	15,252	392,471

Capital Markets (0.1%)
Mediobanca SpA	10,631	218,458

Commercial Banks (1.3%)
Banca Monte dei Paschi di Siena SpA	24,207	129,264
Banca Popolare di Milano Scarl	9,106	123,548
Banche Popolari Unite Scpa	13,069	359,081
Banco Popolare Scarl	14,414	318,509
Intesa Sanpaolo SpA	157,600	1,240,118
Intesa Sanpaolo SpA — RNC	16,371	119,329
UniCredito Italiano SpA	189,074	1,555,051

		3,844,900

Construction Materials (0.0%)
Italcementi SpA	2,186	46,801

Diversified Consumer Services (0.0%)
Ifi-Istituto Finanziario Industriale SpA*	1,333	45,083
Ifil — Finanziaria Di Partecipaxioni SpA	4,252	39,811

		84,894

Diversified Telecommunication Services (0.3%)
Telecom Italia SpA	221,336	686,139
Telecom Italia SpA — RNC	124,246	294,585

		980,724

18 Annual Report 2007

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Electric Utilities (0.4%)
Enel SpA	89,272	$1,061,432
Terna SpA	26,467	106,590

		1,168,022

Energy Company (0.0%)
A2A SpA	10,400	47,594

Food Products (0.1%)
Parmalat SpA	34,350	132,613

Gas Utility (0.0%)
Snam Rete Gas SpA	19,325	123,395

Hotels, Restaurants & Leisure (0.0%)
Autogrill SpA	2,378	40,435
Lottomatica SpA	1,703	62,347

		102,782

Industrial Conglomerate (0.0%)
Pirelli & C SpA*	63,210	69,428

Insurance (0.4%)
Alleanza Assicurazioni SpA	9,296	120,738
Assicurazioni Generali SpA	21,653	980,047
Fondiaria-Sai SpA	1,556	63,822
Mediolanum SpA	5,919	47,415
Unipol SpA	7,292	25,056
Unipol SpA	17,882	56,528

		1,293,606

Manufacturing (0.0%)
Prysmian SpA*	2,989	73,958

Media (0.1%)
Mediaset SpA	16,717	168,389
Mondadori (Arnoldo) Editore SpA	1,690	13,880
Seat Pagine Gialle SpA	96,468	37,998

		220,267

Oil, Gas & Consumable Fuels (0.7%)
Eni SpA	53,676	1,958,780
Saipem SpA	2,912	116,275

		2,075,055

Textiles, Apparel & Luxury Goods (0.1%)
Bulgari SpA	3,455	48,516
Luxottica Group SpA	3,067	97,500

		146,016

Transportation Infrastructure (0.1%)
Autostrade SpA	4,823	183,190

		11,411,127

JAPAN (19.2%)
Air Freight & Logistics (0.0%) (a)
Yamato Holdings Co. Ltd.	8,000	115,010

Airlines (0.0%) (a)
All Nippon Airways Co. Ltd.	7,000	25,799
Japan Airlines Corp.*	20,000	45,361

		71,160

Auto Components (0.5%) (a)
Aisin Seiki Co. Ltd.	4,100	169,772
Bridgestone Corp.	13,100	231,312
Denso Corp.	10,400	423,277
NGK Spark Plug Co. Ltd.	4,000	69,367
NHK Spring Co. Ltd.	4,000	36,516
NOK Corp.	2,100	44,191
Stanley Electric Co. Ltd.	3,300	81,973
Sumitomo Rubber Industries, Inc.	4,400	38,547
Tokai Rika Co., Ltd.	1,200	37,002
Toyoda Gosei Co. Ltd.	1,500	52,874
Toyota Boshoku Corp.	900	28,957
Toyota Industries Corp.	3,200	129,758

		1,343,546

Automobiles (1.7%) (a)
Fuji Heavy Industries Ltd.	7,000	32,428
Honda Motor Co. Ltd.	33,000	1,090,296
Isuzu Motors Ltd.	16,000	71,841
Mazda Motor Corp.	10,000	49,501
Mitsubishi Motors Corp*	39,000	65,357
Nissan Motor Co. Ltd.	48,000	523,966
Suzuki Motor Corp.	3,800	113,940
Toyota Motor Corp.	56,700	3,020,174
Yamaha Motor Co. Ltd.	4,100	98,137

		5,065,640

Bank (0.0%)
Aozora Bank Ltd.	9,000	26,138

Beverages (0.2%) (a)
Asahi Breweries Ltd.	8,900	150,145
Ito En Ltd.	1,400	26,640
Kirin Brewery Co. Ltd.	17,000	249,434
Sapporo Holdings Ltd.	5,000	40,266
Takara Shuzo Co. Ltd.	2,000	11,996

		478,481

Building Products (0.3%) (a)
Asahi Glass Co. Ltd.	20,000	264,543
Central Glass Co. Ltd.	1,000	3,774
Daikin Industries Ltd.	5,600	312,388
JS Group Corp.	5,700	90,956
Nippon Sheet Glass Co. Ltd.	13,000	65,633

2007 Annual Report 19

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Building Products (continued)
Sanwa Shutter Corp.	1,000	$4,910
TOTO Ltd.	7,000	55,457

		797,661

Chemicals (0.9%) (a)
Asahi Kasei Corp.	26,000	171,609
Daicel Chemical Industries Ltd.	6,000	35,884
Dainippon Ink & Chemical, Inc.	14,000	69,807
Denki Kagaku Kogyo KK	11,000	47,553
Hitachi Chemical Co. Ltd.	2,300	52,858
JSR Corp.	3,900	99,860
Kaneka Corp.	3,000	24,738
Kansai Paint Co. Ltd.	1,000	7,219
Kuraray Co. Ltd.	8,000	96,528
Mitsubishi Chemical Holdings Corp.	21,500	164,060
Mitsubishi Gas Chemical Co., Inc.	9,000	87,565
Mitsubishi Rayon Co. Ltd.	12,000	57,856
Mitsui Chemicals, Inc.	14,000	90,898
Nippon Kayaku Co. Ltd.	2,000	12,982
Nippon Shokubai Co. Ltd.	1,000	9,583
Nissan Chemical Industries Ltd.	4,000	52,182
Nitto Denko Corp.	3,500	183,974
Shin-Etsu Chemical Co. Ltd.	8,700	541,136
Showa Denko KK	24,000	85,249
Sumitomo Chemical Co. Ltd.	34,000	301,132
Taiyo Nippon Sanso Corp.	5,000	46,986
Teijin Ltd.	19,000	80,987
Tokuyama Corp.	5,000	49,894
Toray Industries, Inc.	29,000	225,743
Tosoh Corp.	11,000	46,896
UBE Industries Ltd.	21,000	71,090
Zeon Corp.	4,000	23,863

		2,738,132

Commercial Banks (1.8%) (a)
77 Bank Ltd. (The)	3,000	18,669
Bank of Kyoto Ltd.	6,000	70,990
Bank of Yokohama Ltd.(The)	25,000	174,208
Chiba Bank Ltd.(The)	16,000	128,759
Fukuoka Financial Group, Inc.	16,000	93,453
Gunma Bank Ltd.(The)	9,000	59,186
Hachijuni Bank Ltd.(The)	5,000	33,600
Hiroshima Bank Ltd.	11,000	59,380
Hokuhoku Financial Group, Inc.	19,000	54,934
Joyo Bank Ltd.(The)	15,000	83,844
Mitsubishi UFJ Financial Group, Inc.	180,388	1,701,274
Mitsui Trust Holdings, Inc.	17,000	129,661
Mizuho Financial Group, Inc.	205	976,638
Mizuho Trust & Banking Co., Ltd.	4,000	7,376
Nishi-Nippon City Bank Ltd.(The)	7,000	17,340
Resona Holdings, Inc.	122	216,292
Sapporo Hokuyo Holdings, Inc.	4	35,539
Shinsei Bank Ltd.	35,000	127,084
Shizuoka Bank Ltd.(The)	12,000	131,639
Sumitomo Mitsui Financial Group, Inc.	139	1,028,777
Sumitomo Trust & Banking Co. Ltd. (The)	27,000	177,974
Suruga Bank Ltd.	5,000	54,401

		5,381,018

Commercial Services & Supplies (0.2%) (a)
Dai Nippon Printing Co. Ltd.	13,000	190,433
Goodwill Group, Inc.(The)*	19	2,443
Meitec Corp.	500	15,043
Secom Co. Ltd.	4,500	245,705
Toppan Printing Co. Ltd.	12,000	117,698

		571,322

Computers & Peripherals (0.3%) (a)
Fujitsu Ltd.	40,000	267,615
Mitsumi Electric Co. Ltd.	1,800	60,229
NEC Corp.	44,000	202,130
Toshiba Corp.	65,000	479,762

		1,009,736

Construction & Engineering (0.1%) (a)
Chiyoda Corp.	3,000	33,837
COMSYS Holdings Corp.	3,000	24,422
JGC Corp.	5,000	85,743
Kajima Corp.	20,000	64,922
Nishimatsu Construction Co. Ltd.	2,000	5,554
Obayashi Corp.	14,000	69,929
Okumura Corp.	4,000	19,419
Shimizu Corp.	13,000	56,436
Taisei Corp.	21,000	56,488

		416,750

Construction Materials (0.0%) (a)
Sumitomo Osaka Cement Co. Ltd.	4,000	7,563
Taiheiyo Cement Corp.	20,000	47,251

		54,814

Consumer Finance (0.2%) (a)
Acom Co. Ltd.	1,450	29,297
Aeon Credit Service Co. Ltd.	2,100	30,935
Aiful Corp.	1,850	32,506
Credit Saison Co. Ltd.	3,600	98,081
ORIX Corp.	1,960	329,691
Promise Co. Ltd.	1,600	39,400

20 Annual Report 2007

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Consumer Finance (continued)
Takefuji Corp.	2,420	$58,133

		618,043

Containers & Packaging (0.0%) (a)
Toyo Seikan Kaisha Ltd.	3,600	63,842

Distributor (0.0%) (a)
Canon Marketing Japan, Inc.	200	3,717

Diversified Consumer Services (0.0%) (a)
Benesse Corp.	1,500	63,481

Diversified Financial Services (0.4%)
Daiwa Securities Group, Inc.(a)	29,000	260,387
Jafco Co. Ltd.(a)	700	22,930
Matsui Securities Co. Ltd.(a)	500	3,905
Mitsubishi UFJ Lease & Finance Co. Ltd.(a)	270	8,930
Nikko Cordial Corp.(a)	8,500	126,473
Nomura Holdings, Inc.(a)	37,500	628,392
SBI E*TRADE SECURITIES Co., Ltd.(a)	32	29,312
SBI Holdings, Inc.(a)	201	54,054
Shinko Securities Co. Ltd.(a)	6,000	24,544
Sony Financial Holdings Inc.*	19	72,632

		1,231,559

Diversified Telecommunication Services (0.2%) (a)
Nippon Telegraph & Telephone Corp.	110	546,876

Electric Utilities (0.6%) (a)
Chubu Electric Power Co., Inc.	14,200	369,178
Hokkaido Electric Power Co., Inc.	2,700	58,209
Kansai Electric Power Co., Inc.	16,400	382,055
Kyushu Electric Power Co., Inc.	8,100	198,873
Tohoku Electric Power Co., Inc.	9,200	206,995
Tokyo Electric Power Co., Inc.	25,800	667,955

		1,883,265

Electrical Equipment (0.3%) (a)
Brother Industries, Ltd.	2,900	37,339
Fuji Electric Holdings Co. Ltd.	10,000	34,569
Fujikura Ltd.	8,000	40,425
Furukawa Electric Co. Ltd.	12,000	46,238
Matsushita Electric Works Ltd.	8,000	87,509
Mitsubishi Electric Corp.	41,000	424,701
Sumitomo Electric Industries Ltd.	16,100	253,956
Ushio, Inc.	2,500	54,577

		979,314

Electronic Equipment & Instruments (0.9%) (a)
Alps Electric Co. Ltd.	3,800	49,099
Citizen Watch Co. Ltd.	7,500	72,845
Hirose Electric Co. Ltd.	700	80,343
Hitachi Ltd.	72,000	534,985
Hoya Corp.	8,800	278,462
Ibiden Co. Ltd.	2,700	186,727
Keyence Corp.	800	196,482
Kyocera Corp.	3,500	309,352
Mabuchi Motor Co. Ltd.	700	42,027
Murata Manufacturing Co. Ltd.	4,600	264,189
Nidec Corp.	2,300	166,202
Nippon Electric Glass Co. Ltd.	7,500	122,019
Oki Electric Industry Co. Ltd.	7,000	10,902
Omron Corp.	3,800	89,477
Taiyo Yuden Co. Ltd.	3,000	47,934
TDK Corp.	2,600	191,523
Yaskawa Electric Corp.	5,000	67,459
Yokogawa Electric Corp.	4,700	51,612

		2,761,639

Energy Companies (0.1%) (a)
Chugoku Electric Power Co, Inc.	3,100	60,273
Hokuriku Electric Power Co	2,000	41,592
Shikoku Electric Power Co — First Section	2,100	56,208

		158,073

Food & Staples Retailing (0.3%) (a)
AEON Mall Co. Ltd.	13,600	198,411
FamilyMart Co. Ltd.	1,400	43,846
Lawson, Inc.	1,400	49,608
Seven & I Holdings Co. Ltd.	17,500	508,486
UNY Co. Ltd.	4,000	33,791

		834,142

Food Products (0.2%) (a)
Ajinomoto Co., Inc.	14,000	158,463
Kikkoman Corp.	4,000	54,722
Meiji Dairies Corp.	7,000	35,665
Meiji Seika Kaisha Ltd.	7,000	29,715
Nichirei Corp.	2,000	8,237
Nippon Meat Packers, Inc.	5,000	50,467
Nisshin Seifun Group, Inc.	4,500	45,251
Nissin Food Products Co. Ltd.	1,500	48,394
Toyo Suisan Kaisha Ltd.	2,000	35,978
Yakult Honsha Co. Ltd.	1,300	29,879
Yamazaki Baking Co. Ltd.	3,000	29,284

		526,055

2007 Annual Report 21

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Gas Utilities (0.1%) (a)
Osaka Gas Co. Ltd.	43,000	$169,203
Tokyo Gas Co. Ltd.	48,000	224,254

		393,457

Health Care Equipment & Supplies (0.1%) (a)
Olympus Corp.	5,000	203,803
Terumo Corp.	3,600	187,703

		391,506

Health Care Providers & Services (0.0%) (a)
Alfresa Holdings Corp.	300	18,090
Mediceo Paltac Holdings Co. Ltd.	1,600	23,617
Suzuken Co. Ltd.	1,500	53,399

		95,106

Hotels, Restaurants & Leisure (0.0%) (a)
Oriental Land Co. Ltd.	600	36,112
Round One Corp.	6	11,893

		48,005

Household Durables (1.0%) (a)
Casio Computer Co. Ltd.	5,100	59,312
Daito Trust Construction Co. Ltd.	1,800	98,765
Daiwa House Industry Co. Ltd.	11,000	140,557
Haseko Corp.*	23,000	39,281
Makita Corp.	2,500	104,531
Matsushita Electric Industrial Co. Ltd.	42,000	860,732
Pioneer Corp.	4,400	39,555
Sanyo Electric Co. Ltd.*	34,000	46,615
Sekisui Chemical Co. Ltd.	6,000	40,083
Sekisui House Ltd.	11,000	117,588
Sharp Corp.	21,000	374,652
Sony Corp.	21,200	1,155,192

		3,076,863

Household Products (0.1%) (a)
Kao Corp.	11,000	330,737
Uni-Charm Corp.	900	56,805

		387,542

Independent Power Producers & Energy Traders (0.0%) (a)
Electric Power Development Co.	2,900	107,902

Industrial Conglomerate (0.0%) (a)
Hankyu Hanshin Holdings, Inc.	20,000	86,340

Insurance (0.4%) (a)
Aioi Insurance Co. Ltd.	7,000	33,043
Millea Holdings, Inc.	15,800	530,516
Mitsui Sumitomo Insurance Co. Ltd.	26,000	251,770
Nipponkoa Insurance Company, Ltd.	8,000	72,641
Sompo Japan Insurance, Inc.	18,000	161,441
T&D Holdings, Inc.	4,200	213,730

		1,263,141

Internet & Catalog Retail (0.0%) (a)
Rakuten, Inc.	143	69,934

Internet Software & Services (0.1%) (a)
Access Co. Ltd.*	5	22,525
eAccess Ltd.	13	8,067
Yahoo! Japan Corp.	323	144,060

		174,652

IT Services (0.1%) (a)
CSK Corp.	1,500	48,349
Itochu Techno-Science Corp.	100	3,342
Nomura Research Institute Ltd.	2,500	81,799
NTT Data Corp.	27	119,603
Obic Co. Ltd.	130	23,931
Otsuka Corp.	400	34,171
TIS, Inc.	1,000	17,199

		328,394

Leisure Equipment & Products (0.3%) (a)
Fuji Photo Film Co. Ltd.	10,400	435,356
Namco Bandai Holdings, Inc.	4,500	69,816
Nikon Corp.	7,000	238,160
Sankyo Co. Ltd.	1,200	55,451
Sega Sammy Holdings, Inc.	4,300	53,259
Shimano, Inc.	1,500	53,940
Yamaha Corp.	3,900	88,996

		994,978

Machinery (0.9%) (a)
Amada Co. Ltd.	8,000	69,398
Daifuku Co. Ltd.	1,000	14,098
Ebara Corp.	9,000	30,556
Fanuc Ltd.	4,100	397,541
Hino Motors Ltd.	7,000	45,248
Hitachi Construction Machinery Co. Ltd.	2,400	71,253
Ishikawajima-Harima Heavy Industries Co. Ltd.	29,000	59,888
Japan Steel Works Ltd.(The)	8,000	116,019
JTEKT Corp.	2,700	48,263
Kawasaki Heavy Industries Ltd.	31,000	90,709
Komatsu Ltd.	19,100	512,315
Komori Corp.	1,000	22,039
Kubota Corp.	24,000	161,530
Kurita Water Industries Ltd.	2,500	75,415
Minebea Co. Ltd.	8,000	51,259
Mitsubishi Heavy Industries Ltd.	68,000	288,994

22 Annual Report 2007

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Machinery (continued)
Mitsui Engineering & Shipbuilding Co. Ltd.	16,000	$61,486
NGK Insulators Ltd.	6,000	160,889
NSK Ltd.	10,000	102,518
NTN Corp.	9,000	78,032
Okuma Corp.	4,000	42,336
OSG Corp.	100	1,086
SMC Corp.	1,200	142,775
Sumitomo Heavy Industries Ltd.	12,000	109,426
THK Co. Ltd.	2,800	56,600

		2,809,673

Manufacturing (0.0%) (a)
Glory Ltd.	800	18,386

Marine (0.2%) (a)
Kawasaki Kisen Kaisha Ltd.	12,000	116,511
Mitsui OSK Lines Ltd.	23,000	290,812
Nippon Yusen KK	24,000	189,097

		596,420

Media (0.1%) (a)
Asatsu-DK, Inc.	500	13,924
Dentsu, Inc.	42	110,500
Fuji Television Network, Inc.	12	19,737
Hakuhodo DY Holdings, Inc.	40	2,228
Jupiter Telecommunications Co. Ltd.*	17	14,304
Toho Co. Ltd.	2,600	58,088
Tokyo Broadcasting System, Inc.	100	2,143

		220,924

Metals & Mining (0.9%) (a)
Daido Steel Co. Ltd.	7,000	52,170
Dowa Holdings Co. Ltd.	6,000	41,675
JFE Holdings, Inc.	12,400	621,871
Kobe Steel Ltd.	57,000	183,784
Mitsubishi Materials Corp.	25,000	105,578
Mitsui Mercury & Smelting Co. Ltd.	13,000	51,751
Nippon Light Metal Co. Ltd.	1,000	1,732
Nippon Steel Corp.	123,000	752,977
Nisshin Steel Co. Ltd.	17,000	58,745
Sumitomo Metal & Mining Co. Ltd.	12,000	202,906
Sumitomo Metal Industries Ltd.	87,000	397,900
Sumitomo Titanium Corp.	500	36,598
Toho Titanium Co. Ltd.	141	4,182
Tokyo Steel Manufacturing Co. Ltd.	2,800	30,965
Yamato Kogyo Co. Ltd.	1,000	40,493

		2,583,327

Multiline Retail (0.1%)
H2O Retailing Co. Ltd.(a)	1,000	7,777
Isetan Co. Ltd.(a)	4,200	56,584
J Front Retailing Co. Ltd.*	6,400	56,551
Marui Co. Ltd.(a)	6,500	64,144
Mitsukoshi Ltd.(a)	9,000	40,719
Ryohin Keikaku Co. Ltd.(a)	400	24,015
Takashimaya Co. Ltd.(a)	7,000	84,368

		334,158

Office Electronics (0.5%) (a)
Canon, Inc.	22,600	1,034,464
Konica Minolta Holdings, Inc.	10,500	184,100
Ricoh Co. Ltd.	14,000	255,623
Seiko Epson Corp.	2,800	59,645

		1,533,832

Oil, Gas & Consumable Fuels (0.3%) (a)
Cosmo Oil Co., Ltd.	12,000	44,363
Idemitsu Kosan Co. Ltd.	400	42,136
Inpex Holdings, Inc.	18	195,372
Japan Petroleum Exploration Co. Ltd.	300	21,831
Nippon Metals & Mining Holdings, Inc.	19,000	120,525
Nippon Oil Corp.	27,000	218,307
Showa Shell Sekiyu KK	4,600	50,787
TonenGeneral Sekiyu KK	4,000	39,338

		732,659

Paper & Forest Products (0.1%) (a)
Nippon Paper Group, Inc.	17	51,216
OJI Paper Co. Ltd.	19,000	93,359

		144,575

Personal Products (0.1%) (a)
Aderans Co. Ltd.	400	6,293
KOSE Corp.	500	13,301
Shiseido Co. Ltd.	7,000	165,205

		184,799

Pharmaceuticals (0.9%)
Astellas Pharma, Inc.(a)	10,500	455,453
Chugai Pharmaceutical Ltd.(a)	6,000	85,822
Daiichi Sankyo Co. Ltd.(a)	14,900	458,518
Dainippon Sumitomo Pharma Co.	2,000	14,595
Eisai Co. Ltd.(a)	5,400	211,373
Kyowa Hakko Kogyo Co. Ltd.(a)	7,000	74,770
Mitsubishi Tanabe Pharma Corp.(a)	5,000	46,452
Ono Pharmaceutical Co., Ltd.(a)	1,100	51,356
Santen Pharmaceutical Co. Ltd.(a)	400	9,865
Shionogi & Co. Ltd.(a)	6,000	106,389
Taisho Pharmacuetical Co. Ltd.(a)	2,000	38,493

2007 Annual Report 23

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd.(a)	17,900	$1,045,874

		2,598,960

Real Estate Investment Trusts (REITs) (0.1%) (a)
Japan Prime Realty Investment Corp.	9	36,001
Japan Real Estate Investment Corp.	9	111,714
Japan Retail Fund Investment Corp.	8	56,737
Nippon Building Fund, Inc.	10	139,667
Nomura Real Estate Office Fund, Inc.	5	47,058

		391,177

Real Estate Management & Development (0.5%) (a)
Aeon Mall Co. Ltd.	700	18,373
K.K. DaVinci Advisors*	23	19,929
Leopalace21 Corp.	2,800	75,240
Mitsubishi Estate Co. Ltd.	25,000	595,703
Mitsui Fudosan Co. Ltd.	18,000	388,248
Nomura Real Estate Holdings, Inc.	200	4,793
NTT Urban Development Corp.	12	19,214
Sumitomo Realty & Development Co. Ltd.	8,000	195,675
Tokyo Tatemono Co. Ltd.	6,000	56,285
Tokyu Land Corp.	9,000	77,017
Urban Corporation	3,700	48,839

		1,499,316

Road & Rail (0.6%) (a)
Central Japan Railway Co.	33	280,539
East Japan Railway Co.	72	592,318
Keihin Electric Express Railway Co. Ltd.	5,000	30,676
Keio Corp.	13,000	78,742
Keisei Electric Railway Co. Ltd.	7,000	37,348
Kintetsu Corp.	27,000	83,735
Nippon Express Co. Ltd.	17,000	86,747
Odakyu Electric Railway Co. Ltd.	14,000	89,077
Seino Transportation Co. Ltd.	3,000	20,189
Tobu Railway Co. Ltd.	18,000	83,818
Tokyu Corp.	24,000	156,710
West Japan Railway Co.	37	183,573

		1,723,472

Semiconductors & Semiconductor Equipment (0.2%) (a)
Advantest Corp.	3,500	98,978
Elpida Memory, Inc.*	2,100	71,808
NEC Electrical Components & Equipment Corp.*	100	2,370
Rohm Co. Ltd.	2,200	190,890
Sanken Electric Co. Ltd.	3,000	15,953
Shinko Electric Industries	800	16,147
Sumco Corp.	2,500	71,117
Tokyo Electron Ltd.	3,700	224,885
Tokyo Seimitsu Co. Ltd.	800	19,408

		711,556

Software (0.5%) (a)
FUJI SOFT, Inc.	300	4,727
Konami Corp.	2,000	65,606
Nintendo Co. Ltd.	2,100	1,233,185
Oracle Corp.	200	8,782
Square Enix Co., Ltd.	1,200	36,539
Trend Micro, Inc.	2,500	88,934

		1,437,773

Specialty Retail (0.2%)
Aoyama Trading Co. Ltd.(a)	300	7,771
EDION Corp.(a)	100	1,070
Fast Retailing Co. Ltd.(a)	1,200	85,840
Hikari Tsushin, Inc.(a)	600	20,362
Matsumotokiyoshi Holding Co. Ltd.*	500	12,175
Nitori Co. Ltd.(a)	850	40,741
Shimachu Co. Ltd.(a)	600	16,907
Shimamura Co. Ltd.(a)	500	42,283
USS Co. Ltd.(a)	560	34,783
Yamada Denki Co. Ltd.(a)	1,850	208,718

		470,650

Steel & Iron (0.0%) (a)
Hitachi Metals, Ltd.	2,000	26,897

Textiles, Apparel & Luxury Goods (0.1%) (a)
Asics Corp.	4,000	57,312
Nisshinbo Industries, Inc.	4,000	48,780
Onward Kashiyama Co. Ltd.	2,000	20,463
Wacoal Corp.	1,000	13,039

		139,594

Tobacco (0.2%) (a)
Japan Tobacco, Inc.	96	567,700

Trading Companies & Distributors (0.9%) (a)
Hitachi High-Technologies Corp.	400	8,686
Itochu Corp.	32,000	308,830
Marubenii Corp.	35,000	245,278
Mitsubishi Corp.	28,700	776,861
Mitsui & Co. Ltd.	37,000	772,761
Sojitz Corp.	25,400	90,601
Sumitomo Corp.	22,600	316,248
Toyota Tsusho Corp.	4,600	124,047

		2,643,312

24 Annual Report 2007

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Transportation Infrastructure (0.0%) (a)
Kamigumi Co. Ltd.	4,000	$28,869
Mitsubishi Logistics Corp.	3,000	33,465

		62,334

Wireless Telecommunication Services (0.4%) (a)
KDDI Corp.	52	384,804
NTT DoCoMo, Inc.	341	561,467
Softbank Corp.	15,700	322,046

		1,268,317

		57,857,045

JERSEY (0.1%) (a)
Commercial Services & Supplies (0.1%)
Experian Group Ltd.	21,994	173,700

LUXEMBOURG (0.1%)
Diversified Telecommunication Services (0.0%) (a)
SES Global — FDR	3,361	88,305

Energy Equipment & Services (0.1%) (a)
Acergy SA	4,300	94,637
Q-Cells AG*	1,030	146,532

		241,169

Steel & Iron (0.0%)
ArcelorMittal	400	31,004

		360,478

NETHERLANDS (3.4%) (a)
Aerospace & Defense (0.1%)
European Aeronautic Defense and Space Co. NV	7,027	224,246

Air Freight & Logistics (0.1%)
TNT NV	8,642	358,518

Beverages (0.1%)
Heineken Holding NV	737	41,823
Heineken NV	5,274	340,575

		382,398

Chemicals (0.2%)
Akzo Nobel NV	5,837	469,843
Koninklijke DSM NV	3,195	150,934

		620,777

Commercial Services & Supplies (0.1%)
Buhrmann NV	1,895	14,745
Randstad Holdings NV	1,192	46,580
Vedior NV	3,808	96,914

		158,239

Diversified Financial Services (0.5%)
ING Groep NV	37,825	1,473,716

Diversified Telecommunication Services (0.3%)
Royal KPN NV	41,279	751,970

Energy Equipment & Services (0.1%)
FuGro NV	1,279	98,771
SBM Offshore NV	3,119	98,326

		197,097

Food & Staples Retailing (0.1%)
Koninklijke Ahold NV*	27,086	375,072

Food Products (0.4%)
Unilever NV	34,525	1,268,346

Household Durables (0.3%)
Koninklijke Philips Electronics NV	23,601	1,011,206

Insurance (0.2%)
Aegon NV	30,190	532,447

Life Sciences Tools & Services (0.0%)
Qiagen NV*	2,043	44,451

Media (0.2%)
Reed Elsevier NV	15,545	308,465
Wolters Kluwer NV	6,358	209,128

		517,593

Office Electronics (0.0%)
OCE NV	537	9,690

Real Estate Investment Trusts (REITs) (0.0%)
Corio NV	688	55,652
Wereldhave NV	347	37,837

		93,489

Semiconductors & Semiconductor Equipment (0.2%)
ASML Holding NV*	8,819	278,424
STMicroElectrical Components & Equipment NV	14,794	211,592

		490,016

Software (0.0%)
TomTom NV*	1,329	100,365

Steel & Iron (0.5%)
ArcelorMittal	18,286	1,419,817

Trading Companies & Distributors (0.0%)
Hagemeyer NV	6,679	45,680

		10,075,133

2007 Annual Report 25

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

NEW ZEALAND (0.1%) (a)
Construction Materials (0.0%)
Fletcher Building Ltd.	10,772	$95,008

Diversified Telecommunication Services (0.1%)
TeleCom Corp. of New Zealand Ltd.	39,455	131,741

Electric Utility (0.0%)
Contact Energy Ltd.	1,880	11,896

Health Care Equipment & Supplies (0.0%)
Fisher & Paykel Health Care Corp.	6,936	18,573

Hotels, Restaurants & Leisure (0.0%)
Sky City Entertainment Group Ltd.	12,444	43,946

Household Durables (0.0%)
Fisher & Paykel Appliances Holdings Ltd.	4,157	10,945

Real Estate Investment Trust (REIT) (0.0%)
Kiwi Income Property Trust	7,834	8,050

Transportation Infrastructure (0.0%)
Auckland International Airport Ltd.	16,414	36,583

		356,742

NORWAY (1.0%) (a)
Chemicals (0.1%)
Yara International ASA	3,800	174,813

Commercial Bank (0.1%)
DNB NOR ASA	15,900	241,958

Commercial Services & Supplies (0.0%)
Tomra Systems ASA	1,400	9,859

Communications Equipment (0.0%)
Tandberg ASA	1,300	26,851

Diversified Telecommunication Services (0.1%)
Telenor ASA	18,000	427,275

Electrical Equipment (0.1%)
Renewable Energy Corp. AS*	3,738	187,560

Energy Equipment & Services (0.1%)
Aker Kvaerner ASA	3,655	96,499
Ocean RIG ASA*	2,170	15,748
Petoleum Geo-Services ASA	3,732	107,510
Prosafe ASA	2,667	46,157
SeaDrill Ltd.*	5,557	134,162
TGS Nopec Geophysical Co ASA*	1,847	25,188

		425,264

Food Products (0.0%)
Pan Fish ASA*	59,603	38,020

Industrial Conglomerate (0.1%)
Orkla ASA, Class A	17,942	343,656

Insurance (0.0%)
Storebrand ASA	9,136	94,819

Media (0.0%)
Nok Schibsted ASA	200	8,636

Oil, Gas & Consumable Fuels (0.4%)
DET Norske Oljeselskap*	14,617	26,847
Norsk Hydro ASA	15,329	218,346
Statoil ASA	27,453	847,244
		1,092,437

		3,071,148

PORTUGAL (0.4%) (a)
Commercial Banks (0.1%)
Banco BPI SA	1,680	13,091
Banco Comercial Portugues SA	39,292	167,460
Banco Espirito Santo SA	3,674	80,427

		260,978

Construction Materials (0.0%)
Cimpor Cimentos de Portugal SA	4,298	37,550

Diversified Telecommunication Services (0.1%)
Portugal TeleCom SGPS SA	17,109	224,381

Electric Utility (0.1%)
Energias de Portugal SA	43,397	284,369

Industrial Conglomerate (0.0%)
Sonae SGPS SA	19,586	56,444

Media (0.0%)
PT Multimedia Servicos SA	5,274	73,470

Paper & Forest Products (0.0%)
Sonae Industria SGPS SA*	1,793	17,271

Transportation Infrastructure (0.1%)
Brisa-Auto Estradas de Portugal SA	6,640	97,395

		1,051,858

SINGAPORE (1.1%)
Aerospace & Defense (0.0%) (a)
Singapore Technologies Engineering Ltd.	20,000	51,600

Air Freight & Logistics (0.0%) (a)
Singapore Post Ltd.	26,000	20,075

Airline (0.1%) (a)
Singapore Airlines Ltd.	10,867	130,584

26 Annual Report 2007

Common Stocks (continued)

	Shares	Value

SINGAPORE (continued)
Commercial Banks (0.3%) (a)
DBS Group Holdings Ltd.	24,000	$340,738
Oversea-Chinese Banking Corp.	54,000	307,869
United Overseas Bank Ltd.	26,000	356,190

		1,004,797

Distributor (0.0%) (a)
Jardine Cycle & Carriage Ltd.	1,000	14,936

Diversified Financial Services (0.1%) (a)
Singapore Exchange Ltd.	17,000	155,778

Diversified Telecommunication Services (0.2%) (a)
Singapore Telecommunications Ltd.	160,850	442,680

Electronic Equipment & Instruments (0.0%) (a)
Venture Corp. Ltd.	5,000	43,867

Food & Staples Retailing (0.0%) (a)
Olam International Ltd.	16,000	31,483

Food Products (0.0%) (a)
Wilmar International Ltd.	8,294	30,830

Health Care Providers & Services (0.0%) (a)
Parkway Holdings Ltd.	15,000	40,776

Industrial Conglomerates (0.1%) (a)
Fraser & Neave Ltd.	19,745	80,016
Keppel Corp. Ltd.	24,000	213,923
Sembcorp Industries Ltd.	21,000	83,492

		377,431

Machinery (0.0%) (a)
Sembcorp Marine Ltd.	19,800	54,790

Marine (0.0%) (a)
CosCo Corp. Singapore Ltd.	17,000	67,136
Neptune Orient Lines Ltd.	11,000	29,579

		96,715

Media (0.1%) (a)
Singapore Press Holdings Ltd.	34,000	105,596

Oil, Gas & Consumable Fuels (0.0%) (a)
Singapore Petroleum Co. Ltd.	4,000	20,889

Real Estate Investment Trusts (REITs) (0.1%) (a)
Ascendas Real Estate Investment Trust	24,000	40,643
CapitaCommercial Trust	17,000	28,507
CapitaMall Trust	27,000	64,040

		133,190

Real Estate Management & Development (0.1%)
Allgreen Properties Ltd.(a)	8,000	8,154
CapitaLand Ltd.(a)	34,000	146,327
City Developments Ltd.(a)	11,000	107,160
Keppel Land Ltd.(a)	9,000	45,045
UOL Group Ltd.(a)	13,000	40,346
Wing Tai Holdings Ltd.(a)	5,400	9,989
Yanlord Land Group Ltd	10,000	22,858

		379,879

Road & Rail (0.0%) (a)
ComfortDelGro Corp. Ltd.	26,000	32,685

		3,168,581

SPAIN (4.2%)
Airline (0.0%) (a)
Iberia Lineas Aereas de Espana SA	11,630	50,485

Biotechnology (0.0%) (a)
Zeltia SA	2,648	23,311

Commercial Banks (1.7%) (a)
Banco Bilbao Vizcaya Argentaria SA	77,095	1,876,623
Banco De Sabadell SA	10,761	116,378
Banco Popular Espanol SA	18,340	312,552
Banco Santander SA	128,570	2,776,570
Bankinter SA	3,147	57,466

		5,139,589

Construction & Engineering (0.2%) (a)
Acciona SA	620	195,324
ACS, Actividades de Construccion y Servicios SA	4,571	270,679
Fomento de Construcciones y Contratas SA	1,021	76,277
Grupo Ferrovial SA	1,393	97,386
Sacyr Vallehermoso SA	1,468	56,504

		696,170

Diversified Telecommunication Services (1.0%) (a)
Telefonica SA	88,400	2,865,311

Electric Utilities (0.5%)
Iberdrola SA	3,589	54,849
Iberdrola SA(a)	73,365	1,111,330
Red Electrica de Espana(a)	2,362	149,100
Union Fenosa SA(a)	2,325	156,930

		1,472,209

Electrical Equipment (0.1%) (a)
Gamesa Corp. Tecnologica SA	3,706	171,461

Energy Company (0.0%)
Iberdrola Renovables*	14,837	122,550

2007 Annual Report 27

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SPAIN (continued)
Gas Utility (0.1%) (a)
Gas Natural SDG SA	2,445	$142,709

Insurance (0.0%) (a)
Corporacion Mapfre SA	12,902	56,601

IT Services (0.0%) (a)
Indra Sistemas SA	2,582	70,016

Machinery (0.0%) (a)
Zardoya Otis SA	1,605	45,049

Media (0.1%) (a)
Antena 3 Television SA	1,996	30,477
Gestevision Telecinco SA	2,340	59,477
Promotora de Informaciones SA	1,822	33,856
Sogecable SA*	1,066	42,574

		166,384

Metals & Mining (0.0%) (a)
Acerinox SA	3,461	84,767

Oil, Gas & Consumable Fuels (0.2%) (a)
Repsol YPF SA	16,386	584,481

Specialty Retail (0.1%) (a)
Inditex SA	4,706	284,731

Tobacco (0.1%) (a)
Altadis SA	5,112	370,885

Transportation Infrastructure (0.1%) (a)
Abertis Infraestructuras SA	4,691	149,721
Cintra Concesiones de Infraestructuras de Transporte SA	4,759	71,469

		221,190

Water Utility (0.0%) (a)
Sociedad General de Aguas de Barcelona SA	1,368	55,013

		12,622,912

SWEDEN (2.2%)
Airline (0.0%) (a)
Sek Sas AB*	200	2,555

Building Products (0.1%) (a)
AB SKF, Class B	8,725	147,106
Assa Abloy AB	6,800	136,403

		283,509

Capital Markets (0.0%) (a)
D. Carnegie & Co. AB	1,300	25,194

Commercial Banks (0.5%) (a)
Nordea Bank AB	43,700	732,568
Skandinaviska Enskilda Banken AB	9,800	250,244
Svenska Handelsbanked AB, Class A	10,400	332,542
Swedbank AB	3,800	106,968

		1,422,322

Commercial Services & Supplies (0.0%) (a)
Securitas AB	6,800	94,597
Securitas Systems AB	1,200	4,240

		98,837

Communications Equipment (0.3%)
Millicom Intl Cellular SA — SDR*	720	81,922
Telefonakitiebolaget LM Ericsson, B Shares(a)	312,000	730,464

		812,386

Construction & Engineering (0.1%) (a)
Skanska AB, Class B	8,000	149,761

Diversified Consumer Services (0.0%) (a)
Securitas Direct AB*	1,200	4,837

Diversified Financial Services (0.0%) (a)
OMX AB	1,000	40,605

Diversified Telecommunication Services (0.2%) (a)
Tele2 AB	6,500	129,391
TeliaSonera AB	47,000	439,223

		568,614

Food & Staples Retailing (0.0%) (a)
Axfood AB	400	16,055

Health Care Equipment & Supplies (0.0%) (a)
Elekta AB	1,600	26,618
Getinge AB	3,800	101,620

		128,238

Household Durables (0.0%) (a)
Husqvarna AB	6,060	71,800

Household Products (0.0%) (a)
Electroloux AB, Class B	5,549	92,063

Machinery (0.5%) (a)
Alfa Laval AB	2,050	115,138
Atlas Copco AB, Class A	14,276	212,248
Atlas Copco AB, Class B	6,326	86,241
Sandvik AB	20,045	343,853
Scania AB, Class B	7,689	182,541
Trelleborg AB, Class B	1,000	20,876

28 Annual Report 2007

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Machinery (continued)
Volvo AB	8,634	$143,670
Volvo AB, Class B	22,922	383,642

		1,488,209

Media (0.0%) (a)
Eniro AB	3,012	26,771
Modern Times Group AB	921	63,933

		90,704

Metals & Mining (0.1%) (a)
Boliden AB	6,271	78,020
Ssab Svenskt Stal AB	3,902	105,334
Ssab Svenskt Stal AB, Series B	744	18,140

		201,494

Oil, Gas & Consumable Fuels (0.0%) (a)
Lundin Petroleum AB*	5,200	54,043

Other Financial (0.0%) (a)
Investor AB, Class B	4,800	108,681

Paper & Forest Products (0.1%) (a)
Holmen AB	1,200	44,420
Svenska Cellusoa AB, Class B	11,997	211,936

		256,356

Personal Products (0.0%) (a)
Oriflame Cosmetics SA	450	28,653

Real Estate Management & Development (0.0%) (a)
Castellum AB	597	6,179
Fabege AB	1,000	10,172
Kungsleden AB	1,719	19,052
Wihlborgs Fastigheter AB	317	5,636

		41,039

Specialty Retail (0.2%) (a)
Hennes & Mauritz AB	9,925	599,693
Nobia AB	195	1,722

		601,415

Tobacco (0.1%) (a)
Swedish Match AB	5,800	138,126

		6,725,496

SWITZERLAND (6.5%)
Auto Components (0.0%) (a)
Rieter Holding AG	61	26,928

Bank (0.0%) (a)
EFG International	1,019	41,069

Building Products (0.0%) (a)
Geberit AG	866	117,990

Capital Markets (1.2%) (a)
Credit Suisse Group	22,344	1,345,306
Julius Baer Holding Ltd.	2,302	188,933
UBS AG	44,231	2,039,840

		3,574,079

Chemicals (0.3%) (a)
Ciba Specialty Chemicals AG	1,587	73,399
Givaudan	144	139,005
Lonza Group AG	997	120,605
Syngenta AG	2,231	566,264

		899,273

Commercial Services & Supplies (0.1%) (a)
Adecco SA	2,873	154,472
SGS SA	103	122,822

		277,294

Computers & Peripherals (0.1%) (a)
Logitech International SA*	3,746	136,837

Construction Materials (0.2%) (a)
Holcim Ltd.	4,496	479,382

Diversified Telecommunication Services (0.1%) (a)
SwissCom AG	493	192,488

Electrical Equipment (0.4%) (a)
ABB Ltd.	46,439	1,339,215

Electronic Equipment & Instruments (0.0%) (a)
Kudelski SA	30	591

Food Products (1.3%)
Lindt & Spruengli AG	18	62,033
Nestle SA(a)	8,383	3,850,243

		3,912,276

Health Care Equipment & Supplies (0.1%) (a)
Nobel Biocare Holding AG	519	138,251
Phonak Holding AG	1,032	115,892
Straumann Holding AG	93	25,535

		279,678

Hotels, Restaurants & Leisure (0.0%) (a)
Kuoni Reisen Holding	30	15,613

Insurance (0.5%) (a)
Swiss Life Holding	730	182,205
Swiss Reinsurance	7,538	533,389
Zurich Financial Services AG	3,112	913,532

		1,629,126

2007 Annual Report 29

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Machinery (0.1%) (a)
Schindler Holding AG	692	$44,416
Sulzer AG	64	94,137

		138,553

Marine (0.0%) (a)
Kuehne & Nagel International AG	1,187	114,002

Other Financial (0.0%) (a)
Pargesa Holding SA	48	5,363

Pharmaceuticals (1.8%) (a)
Actelion, Ltd.*	2,096	95,769
Novartis AG	49,488	2,706,965
Roche Holding AG	14,989	2,591,657

		5,394,391

Real Estate Management & Development (0.0%) (a)
PSP Swiss Property AG*	546	27,511

Semiconductors & Semiconductor Equipment (0.0%) (a)
Unaxis Holding AG*	139	57,993

Textiles, Apparel & Luxury Goods (0.3%) (a)
Compagnie Finaciere Richemont AG	11,174	763,587
Swatch Group AG	1,029	60,657
Swatch Group AG, Class B	687	206,575

		1,030,819

		19,690,471

UNITED KINGDOM (21.7%)
Aerospace & Defense (0.4%) (a)
BAE Systems PLC	74,646	740,706
Cobham PLC	23,189	96,494
Meggitt PLC	14,514	96,045
Rolls-Royce Group PLC	38,829	421,409

		1,354,654

Airline (0.0%) (a)
British Airways PLC*	12,554	76,730

Auto Components (0.0%) (a)
GKN PLC	15,010	83,885

Bank (0.0%) (a)
Alliance & Leicester PLC	4,349	54,400

Beverages (0.7%) (a)
Diageo PLC	55,782	1,197,256
SABMiller PLC	19,212	539,145
Scottish & Newcastle PLC	15,288	224,212

		1,960,613

Capital Markets (0.2%) (a)
3i Group PLC	8,389	166,075
Close Brothers Group PLC	2,135	40,512
ICAP PLC	11,188	161,210
Investec PLC	8,167	72,627
Schroders PLC	1,818	46,641
Tullett Prebon PLC	453	4,184

		491,249

Chemicals (0.1%) (a)
Imperial Chemical Industries PLC	17,746	236,656
Johnson Matthey PLC	4,651	173,591

		410,247

Commercial Banks (3.4%) (a)
Barclays PLC	145,023	1,464,488
HBOS PLC	79,339	1,153,557
HSBC Holdings PLC	247,825	4,174,080
Lloyds TSB Group PLC	119,907	1,129,017
Royal Bank of Scotland Group PLC	212,440	1,875,547
Standard Chartered PLC	14,117	515,172

		10,311,861

Commercial Services & Supplies (0.2%) (a)
Aggreko PLC	1,839	19,304
Biffa PLC	4,106	26,710
Brambles Industries Ltd.	2,893	28,376
Capita Group PLC	12,938	179,353
Davis Service Group PLC	1,028	10,446
De La Rue PLC	2,210	42,959
G4S PLC	25,130	122,828
Hays PLC	32,182	74,433
Intertek Group PLC	2,311	45,619
Rentokil Initial PLC	39,933	95,233
Serco Group PLC	8,117	74,705

		719,966

Construction & Engineering (0.1%) (a)
Amec PLC	7,250	121,198
Balfour Beatty PLC	9,471	93,673

		214,871

Consumer Finance (0.0%) (a)
Cattles PLC	4,461	25,953

Containers & Packaging (0.0%) (a)
Rexam PLC	14,028	116,789

Distributors (0.3%) (a)
Inchcape PLC	7,548	56,748
Reckitt Benckiser Group PLC	12,890	748,964

		805,712

30 Annual Report 2007

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Diversified Financial Services (0.2%) (a)
London Stock Exchange Group PLC	3,319	$130,403
Man Group PLC	34,738	394,300

		524,703

Diversified Minerals (0.1%) (a)
Antofagasta PLC	4,349	61,650
Lonmin PLC	1,688	103,367

		165,017

Diversified Telecommunication Services (0.4%) (a)
BT Group PLC	172,191	930,094
Cable & Wireless PLC	53,061	195,760

		1,125,854

Electric Power (0.1%) (a)
British Energy PLC	20,930	229,169

Electric Utility (0.2%) (a)
Scottish & Southern Energy PLC	18,443	601,321

Electronic Equipment & Instruments (0.0%) (a)
ElectroComponents PLC	1,789	7,365

Food & Staples Retailing (0.6%) (a)
J Sainsbury PLC	30,292	255,209
Tesco PLC	167,034	1,588,760

		1,843,969

Food Products (0.6%)
Associated British Foods PLC(a)	3,944	70,347
Cadbury Schweppes PLC(a)	44,824	548,004
Lighthouse Caledonia ASA*	383	364
Tate & Lyle PLC(a)	10,616	94,521
Unilever PLC(a)	27,839	1,043,994

		1,757,230

Health Care Equipment & Supplies (0.1%) (a)
Smith & Nephew PLC	19,633	225,227
SSL International PLC	561	5,951

		231,178

Hotels, Restaurants & Leisure (0.3%)
Carnival PLC(a)	3,642	160,135
Compass Group PLC(a)	41,721	254,555
Intercontinental Hotels Group PLC(a)	6,512	113,470
Ladbrokes PLC(a)	13,965	89,131
Mitchells & Butlers PLC(a)	8,999	75,356
PartyCasinos & Gambling PLC*(a)	1,672	965
Punch Taverns PLC(a)	5,875	89,401
Rank Group PLC(a)	11,401	20,654
Tui Travel PLC*	12,024	70,302
William Hill PLC(a)	7,858	82,092

		956,061

Household Durables (0.1%) (a)
Barratt Developments PLC	6,617	59,506
Berkeley Group Holdings PLC*	852	22,907
Bovis Homes Group PLC	2,165	26,357
Persimmon PLC	6,253	99,605
Taylor Woodrow PLC	24,568	98,937

		307,312

Independent Power Producers & Energy Traders (0.1%) (a)
International Power PLC	32,155	289,826

Industrial Conglomerates (0.1%) (a)
Cookson Group PLC	2,476	34,335
Smiths Group PLC	8,360	167,708
Tomkins PLC	19,771	69,536

		271,579

Insurance (1.0%) (a)
Aviva PLC	55,247	736,229
Friends Provident PLC	39,784	129,724
Legal & General Group PLC	138,528	359,775
Old Mutual PLC	111,796	372,439
Prudential PLC	52,350	737,057
Resolution PLC	14,781	209,201
Royal & Sun Alliance Insurance Group PLC	59,409	173,522
Standard Life PLC	46,622	233,499

		2,951,446

Internet & Catalog Retail (0.0%) (a)
Home Retail Group	19,006	123,510

IT Services (0.0%) (a)
LogicaCMG PLC	29,810	69,673

Machinery (0.1%) (a)
Charter PLC*	1,938	30,525
FKI PLC	5,500	6,471
IMI PLC	7,565	59,341
Invensys PLC*	15,774	70,794

		167,131

Marine (0.0%) (a)
Stolt-Nielsen SA	50	1,517

Media (0.7%) (a)
British Sky Broadcasting PLC	24,393	300,024
Daily Mail & General Trust, Class A	6,532	64,552
Emap PLC	4,752	86,739
ITV PLC	68,128	115,441

2007 Annual Report 31

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Media (continued)
Pearson PLC	17,340	$251,091
Reed Elsevier PLC	27,200	365,277
Reuters Group PLC	26,950	340,711
Trinity Mirror PLC	5,098	35,095
United Business Media PLC	5,605	72,337
WPP Group PLC	24,586	314,943
Yell Group PLC	16,952	135,084

		2,081,294

Metals & Mining (2.2%) (a)
Anglo American PLC	28,130	1,707,379
BHP Billiton PLC	48,896	1,490,856
Kazakhmys PLC	2,349	63,547
Rio Tinto PLC	21,137	2,224,288
Vedanta Resources PLC	1,574	63,853
Xstrata PLC	13,405	940,548

		6,490,471

Multi-Utilities (0.6%) (a)
Centrica PLC	78,381	558,261
National Grid PLC	55,544	921,090
United Utilities PLC	18,881	283,719

		1,763,070

Multiline Retail (0.3%) (a)
Enterprise Inns PLC	11,276	109,315
Marks & Spencer Group PLC	36,358	402,424
Next PLC	4,578	147,447
Signet Group PLC	38,640	53,742
Whitbread PLC	4,296	118,129
William Morrison Supermarkets PLC	25,879	165,329

		996,386

Oil, Gas & Consumable Fuels (4.1%) (a)
BG Group PLC	71,461	1,639,407
BP PLC	401,658	4,907,874
Royal Dutch Shell PLC, Class A	76,343	3,222,497
Royal Dutch Shell PLC, Class B	57,831	2,410,487
Tullow Oil PLC	15,436	200,469

		12,380,734

Paper & Forest Products (0.0%) (a)
Mondi PLC	8,287	69,338

Pharmaceuticals (1.5%) (a)
AstraZeneca PLC	31,463	1,354,123
GlaxoSmithKline PLC	118,872	3,018,642
Shire PLC	6,025	138,529

		4,511,294

Real Estate Investment Trusts (REITs) (0.3%) (a)
British Land Co. PLC	11,088	207,908
Brixton PLC	4,822	28,010
Great Portland Estates PLC	2,308	21,503
Hammerson PLC	6,332	129,034
Land Securities Group PLC	9,985	299,196
Liberty International PLC	5,517	117,862
Segro PLC	9,672	89,977

		893,490

Road & Rail (0.1%) (a)
Arriva PLC	2,858	44,493
FirstGroup PLC	9,436	152,300
National Express Group PLC	2,909	71,543
Stagecoach Group PLC	11,812	66,366

		334,702

Semiconductors & Semiconductor Equipment (0.0%) (a)
ARM Holdings PLC	29,109	71,783
CSR PLC*	2,659	31,611

		103,394

Software (0.1%) (a)
Misys PLC	7,195	26,177
Sage Group PLC	28,387	129,658

		155,835

Specialty Retail (0.1%) (a)
Carphone Warehouse Group PLC	4,887	33,246
DSG International PLC	40,651	80,361
Kesa Electricals PLC	12,657	58,449
Kingfisher PLC	50,805	145,672
MFI Furniture Group PLC*	342	606

		318,334

Textiles, Apparel & Luxury Goods (0.0%) (a)
Burberry Group PLC	9,552	107,950

Tobacco (0.7%) (a)
British American Tobacco PLC	32,361	1,264,967
Imperial Tobacco Group PLC	14,414	779,531

		2,044,498

Trading Companies & Distributors (0.1%) (a)
Bunzl PLC	7,242	102,400
Travis Perkins PLC	2,623	62,623
Wolseley PLC	14,242	209,366

		374,389

Transportation (0.0%) (a)
Thomas Cook Group PLC*	7,216	40,061

Transportation Infrastructure (0.0%) (a)
BBA Aviation PLC	2,055	8,415

32 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount
		Value

UNITED KINGDOM (continued)
Transportation Infrastructure (continued)
Water Utilities (0.1%) (a)
Kelda Group PLC	6,007	$129,519
Severn Trent Water PLC	5,080	154,482

		284,001

Wireless Telecommunication Services (1.4%) (a)
Vodafone Group PLC	1,116,165	4,189,579

		65,398,026

UNITED STATES (0.1%) (a)
Health Care Equipment & Supplies (0.1%)
Synthes, Inc.	1,293	160,799

Total Common Stocks		291,308,252

Exchange Traded Fund (0.6%)
UNITED STATES (0.6%)
iShares MSCI EAFE Index Fund	23,714	1,861,549

Total Exchange Traded Fund		1,861,549

Rights (0.0%)
HONG KONG (0.0%)
Diversified Consumer Services (0.0%)
Wharf (Holdings), Ltd.*	2,000	2,745

Total Rights		2,745

Warrants* (0.0%) (a)
JAPAN (0.0%)
Metals & Mining (0.0%)
Dowa Holdings Co. Ltd., expiring 01/29/10	1,000	0

Total Warrants		0

CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $3,068,674, collateralized by Government National Mortgage Association with a market value of $3,129,314 $ 3,067,955		$3,067,955
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $27,044,034, collateralized by U.S. Government Agencies with a market value of $27,578,449		27,037,695 27,037,695
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $23,663,530, collateralized by U.S. Government Agency Mortgages with a market value of $24,131,143 23,657,983		23,657,983

Total Repurchase Agreements		53,763,633

Total Investments (Cost $342,970,298) (b) — 115.3%		346,936,179
Liabilities in excess of other assets — (15.3)%		(46,157,249)

NET ASSETS — 100.0%		$300,778,930

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

RNC — Savings Shares

SDR — Swedish Depositary Receipts

FDR — Fiduciary Depositary Receipt

See accompanying notes to financial statements.

2007 Annual Report 33

Statement of Investments (Continued)
December 31, 2007

NVIT International Index Fund (Continued)

At December 31, 2007, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

		Currency			Unrealized
	Date	Received/	Contract	Market	Appreciation/
Currency	Delivery	(Delivered)	Value	Value	(Depreciation)

Short Contract:

British Pound	02/12/08	(160,000)	$(329,876)	$(318,070)	$11,806

Hong Kong Dollar	02/12/08	(125,000)	(16,110)	(16,060)	50

Japanese Yen	01/07/08	(150,000,000)	(1,340,842)	(1,343,975)	(3,133)

Swedish Krone	02/12/08	(60,000)	(9,627)	(9,290)	337

Total Short Contracts			$(1,696,455)	$(1,687,395)	$9,060

		Currency			Unrealized
	Date	Received/	Contract	Market	Appreciation/
Currency	Delivery	(Delivered)	Value	Value	(Depreciation)

Long Contracts:

Australian Dollar	02/12/08	526,849	$459,847	$461,300	$1,453

Swiss Franc	02/12/08	354,300	315,177	313,882	(1,295)

Danish Kroner	02/12/08	491,250	96,380	96,401	21

Euro	02/12/08	1,950,700	2,852,392	2,854,999	2,607

British Pound	02/12/08	1,013,600	2,056,405	2,014,971	(41,434)

Hong Kong Dollar	02/12/08	1,438,000	184,710	184,752	42

Japanese Yen	01/07/08	1,262,363,400	11,160,000	11,310,566	150,566

Japanese Yen	02/12/08	187,800,000	1,681,670	1,689,456	7,786

Norwegian Krone	02/12/08	554,100	101,226	101,969	743

New Zealand Dollar	02/12/08	22,300	17,075	17,065	(10)

Swedish Krone	02/12/08	1,733,300	269,902	268,377	(1,525)

Singapore Dollars	02/12/08	3,800	2,610	2,649	39

Total Long Contracts			$19,197,394	$19,316,387	$118,993

At December 31, 2007, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of			Covered by	Appreciation
Contracts	Long Contracts	Expiration	Contracts	(Depreciation)

6	S&P SPI 200 IDX	03/31/08	$835,842	$8,421
47	DJ Euro STOXX 50	03/20/08	3,047,263	8,317
13	FTSE 100	03/20/08	1,670,249	3,464
14	TOPIX INDX	03/13/08	1,842,435	(64,136)
14	OMSX30 INDX	01/25/08	234,818	1,384
1	HANG SENG IDX	01/31/08	178,981	3,354

			$7,809,588	$(39,196)

34 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

NVIT International
Index Fund

Assets:
Investments, at value (cost $289,206,665)	$293,172,546
Repurchase agreements, at cost and value	53,763,633

Total Investments	346,936,179

Cash	35
Deposits with brokers for futures	932,738
Foreign currencies, at value (cost $9,903,982)	9,958,136
Interest and dividends receivable	371,524
Receivable for capital shares issued	7,461,150
Receivable for investments sold	4,739,458
Unrealized appreciation on forward foreign currency contracts	192,851
Unrealized appreciation on spot contracts	41,832
Reclaims receivable	49,034
Prepaid expenses and other assets	235

Total Assets	370,683,176

Liabilities:
Payable for investments purchased	69,395,015
Unrealized depreciation on future contracts	126,887
Unrealized depreciation on forward foreign currency contracts	64,798
Unrealized depreciation on spot contracts	197,010
Payable for capital shares redeemed	2,289
Accrued expenses and other payables:
Investment advisory fees	50,116
Fund administration and transfer agent fees	31,098
Distribution fees	9,702
Administrative servicing fees	8,833
Compliance program costs	670
Other	17,828

Total Liabilities	69,904,246

Net Assets	$300,778,930

Represented by:
Capital	$296,299,229
Accumulated net investment income	38,247
Accumulated net realized gains from investment, futures and foreign currency transactions	395,404
Net unrealized appreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,046,050

Net Assets	$300,778,930

Net Assets:
Class II Shares	$18,733,442
Class VI Shares	1,739,262
Class VII Shares	1,197
Class VIII Shares	15,887,449
Class ID Shares	264,417,580

Total	$300,778,930

See accompanying notes to financial statements.

2007 Annual Report 35

Statement of Assets and Liabilities (Continued)

	NVIT International
	Index Fund

Shares outstanding (unlimited number of shares authorized):
Class II Shares	1,611,118
Class VI Shares	149,734
Class VII Shares	103
Class VIII Shares	1,368,054
Class ID Shares	22,702,339

Total	25,831,348

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.63
Class VI Shares	$11.62
Class VII Shares	$11.65	(a)
Class VIII Shares	$11.61
Class ID Shares	$11.65

(a)	The NAV reported above represents the traded NAV at December 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

36 Annual Report 2007

Statement of Operations
For the Year Ended December 31, 2007

NVIT International
Index Fund

INVESTMENT INCOME:
Interest income	$121,634
Dividend income	2,721,474
Foreign tax withholding	(152,992)

Total Income	2,690,116

Expenses:
Investment advisory fees	288,551
Fund administration and transfer agent fees	141,819
Distribution fees Class II Shares	22,231
Distribution fees Class VI Shares	2,497
Distribution fees Class VII Shares	4
Distribution fees Class VIII Shares	37,966
Administrative servicing fees Class II Shares	12,470
Administrative servicing fees Class VI Shares	1,746
Administrative services fees Class VII Shares	2
Administrative services fees Class VIII Shares	4,248
Custodian fees	3,853
Trustee fees	4,429
Compliance program costs (Note 3)	643
Other	33,880

Total expenses before earnings credit and expenses reimbursed	554,339
Expenses Reimbursed	(85,973)
Earnings credit (Note 6)	(92)

Net Expenses	468,274

Net Investment Income	2,221,842

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	760,737
Net realized losses on futures transactions	(348,122)
Net realized losses on foreign currency transactions	(87,116)

Net realized gains on investment, futures and foreign currency transactions	325,499

Net change in unrealized appreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	534,048

Net realized/unrealized gains on investments, futures and translation of assets and liabilities denominated in foreign currencies	859,547

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,081,389

See accompanying notes to financial statements.

2007 Annual Report 37

Statements of Changes in Net Assets

	NVIT International
	Index Fund
	Year Ended	Period Ended
	December 31,	December 31,
	2007	2006 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,221,842	$605,869
Net realized gains on investment, futures and foreign currency transactions	325,499	252,169
Net change in unrealized appreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	534,048	3,512,002

Change in net assets resulting from operations	3,081,389	4,370,040

Distributions to shareholders from:
Net investment income:
Class II	(183,464)	(12)
Class VI	(17,168)	(2,922)
Class VII	(17)	(10)
Class VIII	(145,849)	(37,620)
Class ID	(1,838,567)	(572,439)
Net realized gains:
Class II	(34,935)	–
Class VI	(2,261)	–
Class VII	(3)	–
Class VIII	(20,711)	–
Class ID	(116,262)	–

Change in net assets from shareholder distributions	(2,359,237)	(613,003)

Change in net assets from capital transactions	250,761,167	45,538,574

Change in net assets	251,483,319	49,295,611
Net Assets:
Beginning of period	49,295,611	–

End of period	$300,778,930	$49,295,611

Accumulated net investment income at end of period	$38,247	$73,742

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$21,109,919	$12
Dividends reinvested	218,399	–
Cost of shares redeemed	(2,236,229)	–

	19,092,089	1,012

Class VI Shares
Proceeds from shares issued	1,473,005	344,604
Dividends reinvested	19,429	2,922
Cost of shares redeemed (b)	(140,729)	(17,874)

	1,351,705	329,652

Class VII Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	20	10

	20	1,010

See accompanying notes to financial statements.

38 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	NVIT International
	Index Fund
	Year Ended	Period Ended
	December 31,	December 31,
	2007	2006 (a)

CAPITAL TRANSACTIONS: (continued)
Class VIII Shares
Proceeds from shares issued	$13,026,433	$4,931,805
Dividends reinvested	166,560	37,620
Cost of shares redeemed (b)	(2,483,557)	(337,365)

	10,709,436	4,632,060

Class ID Shares
Proceeds from shares issued	217,653,254	40,002,401
Dividends reinvested	1,954,800	572,439
Cost of shares redeemed	(137)	–

	219,607,917	40,574,840

Change in net assets from capital transactions	$250,761,167	$45,538,574

SHARE TRANSACTIONS:
Class II Shares
Issued	1,779,676	100
Reinvested	18,711	1
Redeemed	(187,370)	–

	1,611,017	101

Class VI Shares
Issued	127,700	33,926
Reinvested	1,675	279
Redeemed	(12,055)	(1,791)

	117,320	32,414

Class VII Shares
Issued	–	100
Reinvested	2	1

	2	101

Class VIII Shares
Issued	1,106,902	496,578
Reinvested	14,372	3,562
Redeemed	(218,981)	(34,379)

	902,293	465,761

Class ID Shares
Issued	18,477,857	4,000,100
Reinvested	167,999	56,394
Redeemed	(11)	–

	18,645,845	4,056,494

Total change in shares	21,276,477	4,554,871

(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 39

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

NVIT International Index Fund

		Investment Activities

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class II Shares
Period ended December 31, 2006 (e)	$10.00	0.12	0.82	0.94
Year ended December 31, 2007	$10.82	0.17	0.86	1.03
Class VI Shares
Period ended December 31, 2006 (e)	$10.00	0.07	0.86	0.93
Year ended December 31, 2007	$10.81	0.19	0.84	1.03
Class VII Shares
Period ended December 31, 2006 (e)	$10.00	0.10	0.82	0.92
Year ended December 31, 2007	$10.82	0.24	0.79	1.03
Class VIII Shares
Period ended December 31, 2006 (e)	$10.00	0.07	0.85	0.92
Year ended December 31, 2007	$10.80	0.18	0.83	1.01
Class ID Shares
Period ended December 31, 2006 (e)	$10.00	0.14	0.83	0.97
Year ended December 31, 2007	$10.83	0.20	0.87	1.07

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Investment	Net Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class II Shares
Period ended December 31, 2006 (e)	(0.12)	—	(0.12)	$10.82	9.57%
Year ended December 31, 2007	(0.19)	(0.03)	(0.22)	$11.63	9.40%
Class VI Shares
Period ended December 31, 2006 (e)	(0.12)	—	(0.12)	$10.81	9.42%
Year ended December 31, 2007	(0.19)	(0.03)	(0.22)	$11.62	9.50%
Class VII Shares
Period ended December 31, 2006 (e)	(0.10)	—	(0.10)	$10.82	9.26%
Year ended December 31, 2007	(0.17)	(0.03)	(0.20)	$11.65	9.52%
Class VIII Shares
Period ended December 31, 2006 (e)	(0.12)	—	(0.12)	$10.80	9.30%
Year ended December 31, 2007	(0.17)	(0.03)	(0.20)	$11.61	9.39%
Class ID Shares
Period ended December 31, 2006 (e)	(0.14)	—	(0.14)	$10.83	9.83%
Year ended December 31, 2007	(0.22)	(0.03)	(0.25)	$11.65	9.89%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of	Ratio of Net
			Ratio of Net	Expenses	Investment
	Net Assets	Ratio of	Investment	(Prior to	Income (Prior to
	at End of	Expenses	Income	Reimbursements)	Reimbursements)
	Period	to Average	to Average	to Average	to Average	Portfolio
	(000s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover (d)

Class II Shares
Period ended December 31, 2006 (e)	$1	0.76%	1.83%	1.29%	1.30%	10.94%
Year ended December 31, 2007	$18,733	0.76%	1.63%	0.78%	1.61%	36.09%
Class VI Shares
Period ended December 31, 2006 (e)	$350	0.76%	1.25%	1.13%	0.88%	10.94%
Year ended December 31, 2007	$1,739	0.80%	1.97%	0.88%	1.88%	36.09%
Class VII Shares
Period ended December 31, 2006 (e)	$1	0.97%	1.57%	1.50%	1.04%	10.94%
Year ended December 31, 2007	$1	0.75%	2.11%	0.88%	1.97%	36.09%
Class VIII Shares
Period ended December 31, 2006 (e)	$5,031	0.88%	0.98%	1.35%	0.51%	10.94%
Year ended December 31, 2007	$15,887	0.82%	1.87%	0.91%	1.77%	36.09%
Class ID Shares
Period ended December 31, 2006 (e)	$43,912	0.37%	2.21%	0.62%	1.96%	10.94%
Year ended December 31, 2007	$264,418	0.36%	2.15%	0.44%	2.06%	36.09%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

See accompanying notes to financial statements.

40 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the NVIT International Index Fund (the “Fund”) (formerly “GVIT International Index Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

2007 Annual Report 41

Notes to Financial Statements (Continued)
December 31, 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

42 Annual Report 2007

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned.

2007 Annual Report 43

Notes to Financial Statements (Continued)
December 31, 2007

The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. IP Morgan Chase Bank serves as custodian for the securities lending program of the Fund. JP Morgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2007, the Fund did not have securities on loan.

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser. BlackRock Investment Management, LLC (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

44 Annual Report 2007

Under the terms of the Investment Advisory Agreement, the Fund pays the Fund’s adviser an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended December 31, 2007:

Total
Fee Schedule	Fees

$0 up to $1.5 billion	0.27%

$1.5 billion up to $3 billion	0.26%

$3 billion or more	0.25%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $117,557 for the year ended December 31, 2007.

NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.37% until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

For the year ended December 31, 2007, the cumulative potential reimbursements for all classes of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA, would be:

Year ended	Year ended
December 31, 2006	December 31, 2007

$73,132	$85,973

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net

2007 Annual Report 45

Notes to Financial Statements (Continued)
December 31, 2007

assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”) (formerly, “Gartmore Distribution Services, Inc. (“GDSI”)), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of the Class II, Class VI, Class VII and Class VIII shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II, Class VI, Class VII, and Class VIII shares of the Fund at an annual rate not to exceed 0.25% for Class II and Class VI shares and 0.40% for Class VII and Class VIII shares.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II, Class VI, Class VII and Class VIII shares of the Fund.

For the year ended December 31, 2007, NFS received $13,730 in Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2007, the Fund’s portion of such costs amounted to $643.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI and Class VIII shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI and Class VIII shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the

46 Annual Report 2007

short-term trading fee applies, the Class VI and Class VIII shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2007, the Fund had contributions to capital due to collection of redemption fees in the amount of $4,270.

5. Investment Transactions

For the year ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $284,581,379 and sales of $40,598,207.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the year ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2007 Annual Report 47

Notes to Financial Statements (Continued)
December 31, 2007

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2007, and December 31, 2006 was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$2,359,237	$—	$2,359,237	$—	$2,359,237

2006	$613,003	$—	$613,003	$—	$613,003

48 Annual Report 2007

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$581,766	$346,398	$928,164	$—	$—	$3,551,537	$4,479,701

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$343,478,349	$14,702,161	$(11,236,931)	$3,465,230

2007 Annual Report 49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Index Fund (formerly GVIT International Index Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the period May 1, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

50 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2007, the Fund had $0.01 per share of foreign source income.

2007 Annual Report 51

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	102	None

52 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 53

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

54 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 55

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

NVIT Bond Index Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
42	Statement of Assets and Liabilities
43	Statement of Operations
44	Statements of Changes in Net Assets
45	Financial Highlights
46	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ENH (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

NVIT Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period April 19, 2007 (the Fund’s inception date) through Dec. 31, 2007, the NVIT Bond Index Fund (Class ID at NAV) returned 4.99% versus 4.81% for its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 64 funds as of Dec. 31, 2007) was 4.22% for the period Apr. 30, 2007 through Dec. 31, 2007.

Can you describe the market environment during the reporting period?

When 2007 began, market behavior looked as though it would be similar to that of the previous few years. A near-insatiable appetite for any type of risk prevailed, and rewarding risk was becoming the norm. Soon it became apparent, however, that 2007 would be nothing like previous years. As the first quarter ended, the initial signs of trouble in the subprime mortgage market began to emerge— on the heels of a large round of leveraged buyout (LBO) activity that already had markets weary of the buildup of new-issue supply. As data emerged pointing to a slowing housing market and defaults began to rise in subprime mortgages, spreads rapidly retreated from their tight levels as hedge funds, owning much of the troubled subprime mortgages in the form of collateralized debt obligations (CDOs), forced sellers to meet margin calls and investor redemptions. Hedge funds in need of cash and unable to sell their illiquid, lower-quality holdings dumped high-quality products, spreading the pain to other sectors of the market that were fundamentally safe.

What areas of investment provided the most positive relative returns for the Fund?

The U.S. Treasury yield curve began the year slightly inverted (i.e., short-term yields were somewhat higher than long-term yields). The two-year U.S. Treasury note yield stood at 4.82% versus 4.71% for the 10-year note. Given the continuing problems in the housing and subprime mortgage markets during the last quarter of the reporting period, investors began to favor less-risky issues. This flight to quality had a positive impact on U.S. Treasury Inflation Protected Securities (TIPS), U.S. Treasuries and U.S. Agency issues, which gained 11.6%, 9.0% and 7.9%, respectively, for the period Jan.1, 2007 through Dec. 31, 2007.

What areas detracted from Fund performance?

Although all subsectors of the LB U.S. Aggregate Index recorded positive returns in 2007, asset-backed securities (ABS) were the most notable under-performer versus the broad market. The ABS subsector posted a modest gain of 2.2% for for the period Jan. 1, 2007 through Dec. 31, 2007.

What is your outlook for the near term?

Looking ahead, we expect to see continued weakness in the housing market. While we have likely seen the worst with regard to financial market stress and turmoil, we believe that we are only in the early stages of the housing market correction. Further mortgage defaults, slower sales of new and existing homes, and declines in home prices can all be expected to continue during the next few years.

We think that the probability of a recession is increasing, and we expect that the U.S. economy will slow significantly in 2008. If the economic growth rate hovers in the area of 1%, we think the economy will avoid a recession. The housing correction, which we believe is just getting started, is likely to have a big impact on consumer spending (accounting for roughly two-thirds of the U.S. economy), retail sales and consumer confidence.

As the economy is slowing and further Federal Reserve Board easing is expected, our view is that investors should hold higher-quality as opposed to lower-quality assets at this time. Specifically, we see high-quality mortgage securities, commercial mortgage-backed securities and investment-grade bonds issued by banks as attractive. We see less value in the high-yield sector and lower-quality, investment-grade corporate bonds. In our opinion, current U.S. Treasury prices reflect a weaker economy, and we do not see tremendous value in them at present. On the other hand, municipal bond prices are relatively cheap— partly because of the current fear that the claims-paying abilities of municipal bond insurers is in question, given the recent downgrade some of these companies have received from credit-rating agencies. We feel, however, that the underlying credit quality of most insured municipal bonds is strong enough to provide a reasonable level of pricing stability, even in the event of insurance company downgrades. In addition, although the economic slowdown is putting pressure on state and local governments, we believe their financial fundamentals remain sound.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Amero, Matthew Marra and Andrew Phillips

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with BlackRock Investment Management, LLC.

2007 Annual Report 5

NVIT Bond Index Fund
Fund Performance

Average Annual Total Return1

(For periods ended December 31, 2007)

		Expense
	Inception[2]	Ratio*

Class ID	4.99%	0.32%

*	Expenses are estimated based on the Fund’s projected average net assets for 2007. There are no actual fees or expenses for the Fund in 2006 because the Fund commenced operations after December 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on April 19, 2007.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class ID shares of the NVIT Bond Index Fund, the Lehman Brothers U.S. Aggregate Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB U.S. Aggregate Index is unmanaged index of the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

NVIT Bond Index Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid
			Account Value($)	Account Value($)	During Period($)
NVIT Bond Index			07/01/07	12/31/07	07/01/07 - 12/31/07 [a]

Class ID	Actual		1,000.00	1,059.40	1.45
	Hypothetical	[b]	1,000.00	1,023.79	1.43

[Additional columns below]

[Continued from above table, first column(s) repeated]

Expense Ratio
During Period(%)
NVIT Bond Index	07/01/07 - 12/31/07 [a]

Class ID	0.28
0.28

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

NVIT Bond Index
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Government Mortgage Backed Agencies	44.0%
U.S. Government Sponsored & Agency Obligations	30.6%
Corporate Bonds	18.0%
Commercial Paper	13.9%
Commercial Mortgage Backed Securities	7.4%
Sovereign Bonds	3.2%
Asset-Backed Securities	2.3%
Yankee Dollars	2.1%
Collateralized Mortgage Obligations	0.6%
Municipal Bonds	0.1%
Repurchase Agreements	0.0%
U.S. Government Agency Long-Term Obligations Short Positions	-5.0%
Liabilities in excess of other assets	-17.2%

100.0%

Top Industries

Diversified Financial Services	16.2%
Banks	8.3%
Other Financial	6.0%
Service Companies	2.1%
Manufacturing	1.6%
Auto Loans	1.4%
Electric Power	1.3%
Home Equity Loans	0.9%
Telecommunications	0.9%
Energy Companies	0.7%
Other	60.6%

100.0%

Top Holdings*

Federal Home Loan Mortgage Corporation TBA, 6.00%, 01/15/37	4.0%
Federal National Mortgage Association, Pool #888233, 5.00%, 11/01/35	3.8%
U.S. Treasury Notes, 3.63%, 10/31/09	3.2%
Federal National Mortgage Association TBA, 5.50%, 01/15/37	3.1%
U.S. Treasury Notes, 4.50%, 09/30/11	2.8%
U.S. Treasury Bonds, 6.25%, 08/15/23	2.2%
U.S. Treasury Notes, 4.75%, 02/15/10	2.0%
Barton Capital Corp., 5.50%, 01/11/08	2.0%
Cafco LLC., 5.40%, 01/11/08	2.0%
Chariot Funding LLC, 5.40%, 01/11/08	2.0%
Other	72.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

NVIT Bond Index

Asset-Backed Securities (2.3%)

	Principal
	Amount	Value

Auto Loans (1.4%)
Ford Credit Auto Owner Trust,
5.42%, 07/15/09	$4,792,642	$4,798,539
Honda Auto Receivables Owner Trust,
5.12%, 10/15/10	9,424,000	9,462,188
Nissan Auto Receivables Owner Trust,
4.74%, 09/15/09	6,875,571	6,868,966

		21,129,693

Home Equity Loans (0.9%)(a)
Aegis Asset Backed Securities Trust,
4.95%, 01/25/37	5,345,118	5,204,394
Fremont Home Loan Trust,
5.04%, 01/25/36	2,732,690	2,727,660
Residential Accredit Loans, Inc.,
5.05%, 11/25/36	7,397,188	6,735,182

		14,667,236

Total Asset-Backed Securities		35,796,929

Commercial Mortgage Backed Securities (7.4%)
Banks (3.8%)
Bank of America Commercial Mortgage, Inc.
4.84%, 07/10/45	2,784,000	2,700,421
5.36%, 10/10/45	4,070,000	4,079,568
First Union Commercial Mortgage Trust
7.20%, 10/15/32	4,438,783	4,682,504
6.14%, 03/15/33	3,086,081	3,190,318
JP Morgan Chase Commercial Mortgage Securities Corp.
5.21%, 02/15/19 (a) (b)	14,375,000	14,353,595
6.45%, 03/15/33	3,746,000	3,924,186
6.47%, 11/15/35	3,256,000	3,438,149
7.09%, 11/15/35 (a) (b)	1,858,000	1,998,845
5.00%, 10/15/42 (a)	2,224,000	2,126,298
6.07%, 04/15/45 (a)	3,339,000	3,474,104
5.44%, 06/12/47	3,539,000	3,553,018
Wachovia Bank Commercial Mortgage Trust
7.12%, 04/15/34	1,711,000	1,821,470
5.31%, 11/15/48	2,950,000	2,936,700
5.93%, 06/15/49 (a)	7,500,000	7,700,194

		59,979,370

Diversified Financial Services (2.2%)
Bear Stearns Commercial Mortgage Securities, Inc.,
4.66%, 06/11/41	1,991,000	1,805,158
Credit Suisse First Boston Mortgage Corp.
6.73%, 12/18/35	2,988,000	3,156,328
5.18%, 11/15/36	2,950,000	2,986,131
Goldman Sachs Mortgage Securities Corp.,
5.28%, 08/10/38 (a)	3,067,000	3,113,681
Greenwich Capital Commercial Funding Corp.,
5.91%, 07/10/38 (a)	8,680,000	9,070,934
Lehman Brothers-UBS Commercial Mortgage Trust,
5.12%, 11/15/32	3,109,000	3,136,296
Morgan Stanley Capital I, Inc.
6.20%, 11/15/31	6,488,000	6,533,985
6.71%, 12/15/31	1,880,017	1,894,459
4.73%, 06/12/47	3,097,000	3,076,294

		34,773,266

Electric Power (0.2%)
GE Capital Commercial Mortgage Corp.,
4.35%, 06/10/48	3,539,000	3,495,389

Hotels, Restaurants & Leisure (0.6%) (a) (b)
TW Hotel Funding,
5.28%, 01/15/21	9,567,310	9,177,087

Mortgage-Backed (0.6%) (a)
Commercial Mortgage Pass Through Certificates,
4.98%, 05/10/43	8,820,000	8,569,552

Total Commercial Mortgage Backed Securities		115,994,664

Commercial Paper (13.9%)
Diversified Financial Services (13.9%)
Apreco LLC,
5.75%, 01/30/08	31,000,000	30,856,780
Barton Capital Corp.,
5.50%, 01/11/08	31,000,000	30,947,920
Cafco LLC.,
5.40%, 01/11/08	31,000,000	30,947,920

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

Commercial Paper (continued)

	Principal
	Amount	Value

Diversified Financial Services (continued)
Chariot Funding LLC,
5.40%, 01/11/08	$31,000,000	$30,947,610
Charta Corp.,
5.50%, 01/11/08	31,000,000	30,947,610
Falcon Asset Securitization Corp.,
5.70%, 01/28/08	31,000,000	30,866,080
Park Avenue Receivables Co. LLC,
5.80%, 01/24/08	31,000,000	30,885,920

Total Commercial Paper		216,399,840

Corporate Bonds (18.0%)
Aerospace & Defense (0.2%)
General Dynamics Corp.,
4.25%, 05/15/13	250,000	245,205
McDonnell Douglas Corp.,
9.75%, 04/01/12	600,000	712,679
United Technologies Corp.
6.35%, 03/01/11	398,000	423,786
4.88%, 05/01/15	795,000	784,181
5.40%, 05/01/35	442,000	410,833

		2,576,684

Airlines (0.0%)
Continental Airlines, Inc.
7.92%, 05/01/10	350,000	357,000
6.56%, 08/15/13	233,000	241,155

		598,155

Automobiles (0.3%)
Daimler Finance North America LLC,
8.50%, 01/18/31	369,000	465,382
DaimlerChrysler AG
5.88%, 03/15/11	2,737,000	2,777,231
7.30%, 01/15/12	389,000	414,718
6.50%, 11/15/13	487,000	508,917

		4,166,248

Banks (3.3%)
Bank of America Corp.
4.50%, 08/01/10	206,000	206,101
4.38%, 12/01/10	590,000	588,917
4.88%, 09/15/12	289,000	289,709
4.88%, 01/15/13	649,000	642,891
4.75%, 08/01/15	619,000	595,747
5.25%, 12/01/15	737,000	719,923
5.63%, 10/14/16	2,655,000	2,670,479
Bank of America NA
5.38%, 08/15/11	383,000	390,599
6.00%, 06/15/16	295,000	302,531
Bank of New York Corp.,
5.05%, 03/03/09	531,000	531,066
BB&T Corp.
6.50%, 08/01/11	2,242,000	2,341,424
4.75%, 10/01/12	236,000	231,172
Capital One Bank Corp.
5.75%, 09/15/10	236,000	236,054
5.13%, 02/15/14	765,000	712,452
Capital One Financial
5.50%, 06/01/15	442,000	407,688
5.25%, 02/21/17	304,000	262,361
Charter One Bank NA,
6.38%, 05/15/12	700,000	742,229
Citigroup, Inc.
6.38%, 11/15/08	162,000	164,199
3.63%, 02/09/09	838,000	826,767
4.13%, 02/22/10	531,000	523,230
4.63%, 08/03/10	324,000	322,233
6.50%, 01/18/11	133,000	138,880
5.13%, 02/14/11	88,000	88,492
6.00%, 02/21/12	147,000	152,107
5.25%, 02/27/12	1,750,000	1,763,501
5.63%, 08/27/12	295,000	298,829
5.30%, 01/07/16	354,000	347,138
5.85%, 08/02/16	413,000	419,322
6.63%, 06/15/32	333,000	335,197
5.88%, 02/22/33	118,000	107,696
5.85%, 12/11/34	900,000	829,228
5.88%, 05/29/37	250,000	233,316
Comerica, Inc.,
4.80%, 05/01/15	177,000	161,989
Deutsche Bank Financial LLC,
7.50%, 04/25/09	100,000	103,611
Fifth Third Bank,
4.20%, 02/23/10	1,018,000	1,009,103
Golden West Financial Corp.,
4.75%, 10/01/12	156,000	154,030
HSBC Bank USA
3.88%, 09/15/09	1,047,000	1,037,208
4.63%, 04/01/14	590,000	565,392
6.00%, 08/09/17	350,000	358,687
5.88%, 11/01/34	717,000	657,973

10 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Banks (continued)
Huntington National Bank,
5.50%, 02/15/16	$300,000	$295,550
JP Morgan Chase & Co.
6.25%, 01/15/09	59,000	59,712
3.50%, 03/15/09	1,445,000	1,421,526
7.88%, 08/01/10	59,000	63,641
4.50%, 11/15/10	1,622,000	1,625,268
4.60%, 01/17/11	590,000	588,285
5.60%, 06/01/11	2,065,000	2,130,892
6.63%, 03/15/12	643,000	678,029
5.25%, 01/30/13	147,000	146,568
4.75%, 03/01/15	254,000	242,141
5.15%, 10/01/15	501,000	483,210
5.88%, 06/13/16	442,000	445,342
6.00%, 10/01/17	1,000,000	1,017,021
8.00%, 04/29/27	290,000	338,849
Key Bank NA
5.70%, 08/15/12	265,000	274,434
5.80%, 07/01/14	147,000	148,144
6.95%, 02/01/28	225,000	238,289
Marshall & Ilsley Bank,
5.25%, 09/04/12	162,000	160,490
MBNA America Bank Corp.
4.63%, 08/03/09 (b)	1,256,000	1,255,619
5.00%, 05/04/10	324,000	326,499
National City Bank
4.25%, 01/29/10	150,000	149,916
6.20%, 12/15/11	300,000	307,954
4.90%, 01/15/15	354,000	323,474
Nationsbank Corp.,
6.60%, 05/15/10	118,000	123,484
PNC Funding Corp.,
5.25%, 11/15/15	354,000	343,099
Popular North America, Inc.,
4.70%, 06/30/09	324,000	320,807
Regions Financial Corp.,
6.38%, 05/15/12	1,268,000	1,300,783
Sanwa Bank Ltd.,
7.40%, 06/15/11	354,000	382,866
SunTrust Banks, Inc.
5.20%, 01/17/17	177,000	168,009
5.45%, 12/01/17	183,000	175,105
Synovus Financial Corp.,
4.88%, 02/15/13	88,000	87,645
U.S. Bancorp,
4.50%, 07/29/10	295,000	297,555
U.S. Bank NA
6.38%, 08/01/11	501,000	525,441
4.95%, 10/30/14	265,000	258,408
4.80%, 04/15/15	133,000	127,712
Union Planters Corp.,
4.38%, 12/01/10	88,000	86,471
Unionbancal Corp.,
5.25%, 12/16/13	206,000	199,491
Wachovia Bank NA,
5.60%, 03/15/16	708,000	694,732
Wachovia Corp.
3.63%, 02/17/09	1,755,000	1,718,680
5.30%, 10/15/11	2,065,000	2,069,590
4.88%, 02/15/14	183,000	175,727
5.50%, 08/01/35	487,000	418,801
Washington Mutual Bank
4.00%, 01/15/09	295,000	277,786
5.50%, 01/15/13	263,000	233,358
5.13%, 01/15/15	1,032,000	874,113
Wells Fargo & Co.
3.13%, 04/01/09	1,268,000	1,243,195
4.20%, 01/15/10	472,000	469,018
4.63%, 08/09/10	370,000	370,287
5.13%, 09/15/16	206,000	199,932
5.38%, 02/07/35	457,000	402,797
Wells Fargo Bank NA
6.45%, 02/01/11	849,000	898,201
5.95%, 08/26/36	2,750,000	2,583,716

		52,217,133

Building Products (0.1%)
CRH America, Inc.,
6.00%, 09/30/16	885,000	865,523

Consumer Goods (0.7%)
Altria Group, Inc.,
7.00%, 11/04/13	590,000	659,819
Anheuser-Busch Co., Inc.
4.38%, 01/15/13	29,000	28,411
5.00%, 03/01/19	236,000	229,110
5.75%, 04/01/36	324,000	317,323
6.00%, 11/01/41	147,000	146,563
Archer-Daniels-Midland
5.94%, 10/01/32	345,000	332,205
5.38%, 09/15/35	147,000	129,797
Bottling Group LLC,
4.63%, 11/15/12	413,000	414,317

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Consumer Goods (continued)
Cadbury Schweppes PLC,
5.13%, 10/01/13 (b)	$177,000	$176,897
Campbell Soup Co.,
4.88%, 10/01/13	236,000	235,980
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	354,000	402,638
5.00%, 11/15/12	88,000	87,433
6.95%, 11/15/26	147,000	163,874
6.75%, 09/15/28	351,000	387,242
Fortune Brands, Inc.
5.13%, 01/15/11	413,000	412,162
5.38%, 01/15/16	265,000	252,453
General Mills, Inc.,
6.00%, 02/15/12	267,000	273,809
Hershey Co.,
5.45%, 09/01/16	383,000	389,846
Kellogg Co.,
7.45%, 04/01/31	147,000	169,047
Kraft Foods, Inc.,
7.00%, 08/11/37	2,000,000	2,100,610
Miller Brewing Co.,
5.50%, 08/15/13 (b)	147,000	148,955
Pepsi Bottling Group, Inc.,
7.00%, 03/01/29	206,000	235,611
PepsiAmericas, Inc.,
4.88%, 01/15/15	442,000	434,428
Procter & Gamble Co.
6.88%, 09/15/09	189,000	197,884
4.95%, 08/15/14	295,000	298,939
4.85%, 12/15/15	177,000	178,980
5.80%, 08/15/34	545,000	563,793
Sara Lee Corp.,
6.25%, 09/15/11	251,000	260,706
Sysco Corp.,
5.38%, 09/21/35	106,000	96,298
Unilever Capital Corp.
7.13%, 11/01/10	324,000	347,471
5.90%, 11/15/32	206,000	204,337
WM Wrigley Jr. Co.,
4.65%, 07/15/15	215,000	206,972
Xcel Energy, Inc.,
5.61%, 04/01/17	248,000	244,972

		10,728,882

Data Processing (0.1%)
Cisco Systems, Inc.
5.25%, 02/22/11	295,000	302,451
5.50%, 02/22/16	767,000	780,016

		1,082,467

Diversified Financial Services (0.0%)
Lincoln National Corp.,
6.15%, 04/07/36	590,000	564,838

Diversified Telecommunication Services (0.1%)
AT&T Corp.,
6.15%, 09/15/34	1,161,000	1,159,056

Electric Power (1.1%)
Alabama Power Co.,
5.70%, 02/15/33	324,000	312,994
Amerenenergy Generating Co.,
7.95%, 06/01/32	105,000	119,798
American Electric Power Co.,
5.25%, 06/01/15	192,000	186,444
Appalachian Power Co.,
5.80%, 10/01/35	206,000	186,044
Arizona Public Service Co.,
5.50%, 09/01/35	215,000	183,600
Baltimore Gas & Electric,
5.90%, 10/01/16	885,000	888,862
Cincinnati Gas & Electric Co.
5.70%, 09/15/12	41,000	42,621
5.40%, 06/15/33	74,000	65,504
Commonwealth Edison Corp.,
6.15%, 03/15/12	118,000	122,172
Consolidated Edison, Inc.
4.70%, 06/15/09	147,000	147,680
7.15%, 12/01/09	35,000	36,699
4.88%, 02/01/13	124,000	123,588
5.38%, 12/15/15	177,000	176,327
5.88%, 04/01/33	118,000	115,153
Constellation Energy Group, Inc.,
6.13%, 09/01/09	313,000	319,186
Consumers Energy,
4.00%, 05/15/10	238,000	232,600
Dominion Resources, Inc.
5.70%, 09/17/12	162,000	166,352
6.30%, 03/15/33	442,000	430,420
5.95%, 06/15/35	251,000	234,573
DTE Energy Co.,
6.35%, 06/01/16	413,000	426,977

12 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Electric Power (continued)
Entergy Gulf States, Inc.,
5.25%, 08/01/15	$177,000	$167,519
Entergy Mississippi, Inc.,
5.15%, 02/01/13	289,000	280,809
FirstEnergy Corp.,
7.38%, 11/15/31	413,000	453,159
Florida Power & Light Co.
4.85%, 02/01/13	147,000	147,296
5.85%, 02/01/33	100,000	99,838
5.90%, 03/01/33	368,000	365,011
5.95%, 10/01/33	77,000	77,886
5.40%, 09/01/35	130,000	121,816
5.65%, 02/01/37	250,000	242,631
Georgia Power Corp.,
5.13%, 11/15/12	106,000	107,248
Metropolitan Edison,
4.88%, 04/01/14	236,000	223,689
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	634,000	657,133
6.13%, 04/01/36	845,000	842,987
New York State Electric & Gas Corp.,
5.75%, 05/01/23	59,000	53,612
Ohio Power Co.
6.00%, 06/01/16	501,000	506,433
6.60%, 02/15/33	236,000	237,074
Oncor Electric Deliver
6.38%, 05/01/12	552,000	574,639
6.38%, 01/15/15	442,000	452,552
Pacific Gas & Electric Co.
3.60%, 03/01/09	649,000	641,983
4.20%, 03/01/11	708,000	696,686
4.80%, 03/01/14	472,000	458,884
5.80%, 03/01/37	600,000	578,557
Pacificorp,
5.25%, 06/15/35	177,000	159,630
Pepco Holdings, Inc.
6.45%, 08/15/12	106,000	110,929
7.45%, 08/15/32	118,000	130,697
Progress Energy, Inc.
7.10%, 03/01/11	122,000	129,832
7.75%, 03/01/31	236,000	278,601
PSEG Power Corp.
6.95%, 06/01/12	74,000	78,892
5.50%, 12/01/15	413,000	404,336
Public Service Co. of Colorado,
5.50%, 04/01/14	251,000	253,165
Public Service Electric & Gas,
5.13%, 09/01/12	195,000	196,399
Puget Energy, Inc.,
5.48%, 06/01/35	147,000	129,469
Scana Corp.
6.88%, 05/15/11	516,000	544,774
6.25%, 02/01/12	147,000	152,874
South Carolina Electric & Gas Co.,
4.80%, 10/01/12	383,000	385,409
Southern California Edison Co.
6.00%, 01/15/34	177,000	179,052
5.55%, 01/15/36	236,000	224,366
Southern Power Co.,
6.25%, 07/15/12	251,000	262,551
Virginia Electric Power,
5.40%, 01/15/16	147,000	146,203
Westar Energy, Inc.,
6.00%, 07/01/14	265,000	270,211
Wisconsin Electric Power,
5.63%, 05/15/33	59,000	56,043
Wisconsin Energy Corp.,
5.50%, 12/01/08	177,000	177,744
Xcel Energy, Inc.,
6.50%, 07/01/36	177,000	175,592

		16,951,805

Electric Utilities (0.0%)
MidAmerican Energy Co.,
5.80%, 10/15/36	250,000	242,761
Ohio Edison,
6.88%, 07/15/36	435,000	449,584

		692,345

Energy Companies (0.6%)
AGL Capital Corp.,
4.45%, 04/15/13	177,000	167,492
Amerada Hess Corp.,
7.30%, 08/15/31	354,000	397,638
Apache Corp.
6.25%, 04/15/12	230,000	244,116
7.63%, 07/01/19	59,000	68,970
Atmos Energy Corp.
4.00%, 10/15/09	413,000	406,952
5.13%, 01/15/13	133,000	130,352
4.95%, 10/15/14	265,000	252,725
BP Amoco PLC,
5.90%, 04/15/09	118,000	120,387

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Energy Companies (continued)
Colonial Pipeline,
7.63%, 04/15/32 (b)	$215,000	$251,428
ConocoPhillips
4.75%, 10/15/12	675,000	680,698
6.95%, 04/15/29	218,000	248,976
5.90%, 10/15/32	177,000	181,175
Duke Energy Corp.,
6.25%, 01/15/12	1,400,000	1,476,237
Enterprise Products,
5.60%, 10/15/14	944,000	942,106
Halliburton Co.,
5.50%, 10/15/10	472,000	485,193
Kinder Morgan Energy Partners Limited Partnership
7.50%, 11/01/10	207,000	221,359
6.75%, 03/15/11	91,000	95,464
5.80%, 03/15/35	206,000	186,476
Marathon Oil Corp.,
6.80%, 03/15/32	118,000	128,205
Motiva Enterprises Corp.,
5.20%, 09/15/12 (b)	74,000	77,646
Murphy Oil Corp.,
6.38%, 05/01/12	59,000	62,822
Nabors, Inc.,
5.38%, 08/15/12	41,000	41,963
Occidental Petroleum,
6.75%, 01/15/12	265,000	286,666
Ocean Energy, Inc.,
7.25%, 10/01/11	578,000	628,172
Phillips Petroleum Co.
8.75%, 05/25/10	354,000	387,828
6.65%, 07/15/18	468,000	517,283
Plains All American Pipeline,
5.63%, 12/15/13	330,000	336,481
Texas Gas Transmission Corp.,
4.60%, 06/01/15	177,000	168,655
TGT Pipelines LLC,
5.20%, 06/01/18	88,000	84,710
Weatherford International, Inc.,
5.50%, 02/15/16	74,000	72,903
XTO Energy, Inc.
4.90%, 02/01/14	147,000	142,748
5.30%, 06/30/15	280,000	278,737
5.65%, 04/01/16	118,000	118,838

		9,891,401

Food Products (0.2%)
Conagra Foods, Inc.,
6.75%, 09/15/11	88,000	92,532
ConAgra Foods, Inc.,
7.00%, 10/01/28	221,000	234,502
Kraft Foods, Inc.
4.13%, 11/12/09	590,000	584,911
5.63%, 11/01/11	468,000	478,611
6.00%, 02/11/13	1,000,000	1,028,105
6.50%, 11/01/31	189,000	185,390

		2,604,051

Household Products (0.1%)
Kimberly-Clark Corp.
5.63%, 02/15/12	295,000	305,195
4.88%, 08/15/15	800,000	783,638

		1,088,833

Independent Finance (0.2%)
Credit Suisse First Boston USA, Inc.
4.13%, 01/15/10	398,000	396,100
6.13%, 11/15/11	265,000	275,743
6.50%, 01/15/12	354,000	373,189
5.13%, 01/15/14	171,000	170,558
5.85%, 08/16/16	400,000	408,271
7.13%, 07/15/32	855,000	954,008

		2,577,869

Insurance (0.3%)
Aetna, Inc.,
6.00%, 06/15/16	1,100,000	1,110,684
Allstate Corp.
6.13%, 02/15/12	254,000	264,213
5.00%, 08/15/14	295,000	288,422
6.13%, 12/15/32	118,000	114,561
5.55%, 05/09/35	88,000	78,282
5.95%, 04/01/36	118,000	110,724
AXA Financial, Inc.
7.75%, 08/01/10	265,000	284,570
7.00%, 04/01/28	133,000	147,244
Chubb Corp.,
6.00%, 05/11/37	1,065,000	1,006,125
Farmers Insurance Exchange,
8.63%, 05/01/24 (b)	400,000	445,438

14 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Insurance (continued)
Travelers Cos., Inc.,
5.75%, 12/15/17	$585,000	$575,445
Travelers Property Casualty Corp.,
6.38%, 03/15/33	192,000	189,911

		4,615,619

Machinery (0.1%)
Deere & Co.
6.95%, 04/25/14	159,000	175,098
8.10%, 05/15/30	500,000	637,066

		812,164

Manufacturing (1.4%)
3m Co.,
5.70%, 03/15/37	1,750,000	1,785,016
Albemarle Corp.,
5.10%, 02/01/15	118,000	113,870
Barrick Gold Finance, Inc.,
4.88%, 11/15/14	230,000	219,566
Black & Decker Corp.,
4.75%, 11/01/14	230,000	217,867
Boeing Co.,
6.13%, 02/15/33	295,000	309,583
Caterpillar, Inc.
7.30%, 05/01/31	100,000	117,462
6.05%, 08/15/36	177,000	181,626
Centex Corp.
7.88%, 02/01/11	147,000	144,092
7.50%, 01/15/12	59,000	56,729
6.50%, 05/01/16	354,000	314,626
Clorox Co.,
4.20%, 01/15/10	313,000	309,398
Cooper Industries, Inc.,
5.50%, 11/01/09	103,000	105,846
Cytec Industries, Inc.,
6.00%, 10/01/15	162,000	163,953
Dell Computer Corp.,
7.10%, 04/15/28	206,000	223,950
Dover, Corp.,
4.88%, 10/15/15	224,000	215,289
Dow Chemical,
6.00%, 10/01/12	590,000	613,319
Du Pont,
5.25%, 12/15/16	885,000	870,725
Emerson Electric Co.
4.50%, 05/01/13	1,250,000	1,223,110
6.00%, 08/15/32	83,000	83,956
Exelon Corp.
4.90%, 06/15/15	413,000	388,764
5.63%, 06/15/35	586,000	523,321
General Electric Co.,
5.00%, 02/01/13	929,000	940,820
Goodrich Corp.
6.29%, 07/01/16	354,000	368,387
6.80%, 07/01/36	185,000	197,686
Harris Corp.,
6.35%, 02/01/28	147,000	147,191
Hewlett Packard Co.,
6.50%, 07/01/12	292,000	315,511
Honeywell International, Inc.
6.13%, 11/01/11	147,000	153,906
5.40%, 03/15/16	705,000	707,718
IBM Corp.
5.50%, 01/15/09	118,000	119,274
4.75%, 11/29/12	516,000	519,792
5.88%, 11/29/32	983,000	995,183
International Paper Co.
4.00%, 04/01/10	501,000	496,055
5.93%, 10/30/12	43,000	43,717
5.30%, 04/01/15	206,000	201,058
Johnson Controls, Inc.
5.25%, 01/15/11	177,000	177,499
4.88%, 09/15/13	177,000	172,727
Lockheed Martin Corp.
7.65%, 05/01/16	177,000	203,060
6.15%, 09/01/36	354,000	366,132
Lubrizol Corp.
5.50%, 10/01/14	354,000	351,458
6.50%, 10/01/34	147,000	144,421
Masco Corp.
5.88%, 07/15/12	212,000	217,309
4.80%, 06/15/15	354,000	322,161
6.13%, 10/03/16	585,000	576,982
MDC Holdings, Inc.,
5.50%, 05/15/13	147,000	140,629
Motorola, Inc.
7.63%, 11/15/10	159,000	170,310
7.50%, 05/15/25	206,000	219,192
Newell Rubbermaid, Inc.,
4.00%, 05/01/10	88,000	88,593
Newmont Mining Corp.,
5.88%, 04/01/35	236,000	207,480
Northrop Grumman Corp.
7.13%, 02/15/11	611,000	651,171
7.75%, 02/15/31	118,000	144,651

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Manufacturing (continued)
Pitney Bowes, Inc.
4.75%, 01/15/16	$295,000	$277,498
4.75%, 05/15/18	88,000	81,976
Praxair, Inc.,
3.95%, 06/01/13	177,000	171,311
Procter & Gamble Co.,
6.45%, 01/15/26	700,000	757,792
Raytheon Co.
5.50%, 11/15/12	88,000	91,625
6.40%, 12/15/18	206,000	222,705
7.00%, 11/01/28	133,000	150,305
Rockwell Collins Corp.,
4.75%, 12/01/13	295,000	300,434
Rohm & Haas Co.,
7.85%, 07/15/29	118,000	139,235
Ryland Group,
5.38%, 01/15/15	236,000	211,544
Sealed Air Corp.,
6.95%, 05/15/09 (b)	152,000	156,000
Stanley Works,
4.90%, 11/01/12	133,000	133,558
Vale Overseas Ltd.,
6.88%, 11/21/36	944,000	954,961
Westvaco Corp.,
7.95%, 02/15/31	118,000	124,967
Weyerhaeuser Co.
5.95%, 11/01/08	182,000	183,475
6.75%, 03/15/12	782,000	821,209
7.38%, 03/15/32	221,000	221,783

		22,542,519

Media — Non Cable (0.1%)
Viacom, Inc.
5.63%, 08/15/12	590,000	588,186
6.25%, 04/30/16	649,000	652,940
7.88%, 07/30/30	80,000	86,822
5.50%, 05/15/33	118,000	99,195
6.88%, 04/30/36	324,000	324,883

		1,752,026

Metals & Mining (0.0%)
Alcoa, Inc.,
5.87%, 02/23/22	625,000	604,001

Multiline Retail (0.2%)
Costco Wholesale Corp,
5.50%, 03/15/17	850,000	857,250
CVS Caremark Corp.
4.00%, 09/15/09	118,000	115,784
6.25%, 06/01/27	795,000	796,720
Wal-Mart Stores, Inc.,
5.25%, 09/01/35	708,000	628,006
Yum! Brands, Inc.,
8.88%, 04/15/11	118,000	130,157

		2,527,917

Oil, Gas & Consumable Fuels (0.5%)
Anadarko Petroleum Corp.,
6.45%, 09/15/36	531,000	540,737
Canadian Natural Resources,
6.25%, 03/15/38	590,000	576,471
CenterPoint Energy Resources Corp.,
7.88%, 04/01/13	354,000	388,687
Consolidated Natural Gas Co.
6.25%, 11/01/11	451,000	468,794
5.00%, 12/01/14	569,000	546,988
Devon Energy Corp.,
7.95%, 04/15/32	350,000	428,341
Norsk Hydro ASA,
6.80%, 01/15/28	650,000	705,189
Texas East Transmission Corp.,
7.30%, 12/01/10	2,275,000	2,438,718
Valero Energy Corp.
6.88%, 04/15/12	590,000	629,561
7.50%, 04/15/32	118,000	129,681
6.63%, 06/15/37	455,000	458,218

		7,311,385

Other Financial (4.6%)
ACE INA Holdings, Inc.,
5.88%, 06/15/14	560,000	573,541
American Express Centurion Bank,
4.38%, 07/30/09	400,000	398,250
American Express Co.,
4.88%, 07/15/13	1,348,000	1,338,342
American General Corp.,
7.50%, 07/15/25	147,000	163,378
American General Finance,
5.38%, 10/01/12	1,003,000	990,878

16 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Other Financial (continued)
American International Group, Inc.
5.05%, 10/01/15	$147,000	$141,961
5.60%, 10/18/16	585,000	581,263
6.90%, 03/15/32 (b)	413,000	453,901
6.25%, 05/01/36	236,000	237,226
Ameritech Capital Funding,
6.45%, 01/15/18	88,000	92,535
Associates Corp. of North America,
6.95%, 11/01/18	339,000	367,661
BAE Systems Holdings, Inc.,
4.75%, 08/15/10 (b)	236,000	237,672
Bear Stearns Co., Inc.
4.55%, 06/23/10	3,657,000	3,536,184
5.70%, 11/15/14	369,000	349,922
5.30%, 10/30/15	177,000	162,159
4.65%, 07/02/18	354,000	296,609
Berkley Corp.,
5.13%, 09/30/10	103,000	102,732
Berkshire Hathaway, Inc.
4.13%, 01/15/10	826,000	828,983
4.85%, 01/15/15	354,000	354,525
BHP Billiton Finance (USA) Ltd.,
5.25%, 12/15/15	785,000	759,736
Boeing Capital Corp.,
6.10%, 03/01/11	50,000	52,408
BP Capital Markets America,
4.20%, 06/15/18	147,000	134,553
Bunge International Ltd.,
5.10%, 07/15/15	88,000	83,348
Caterpillar Financial Services Corp.
4.50%, 06/15/09	206,000	206,075
5.05%, 12/01/10	590,000	599,717
5.50%, 03/15/16	295,000	296,807
CIT Group, Inc.
3.88%, 11/03/08	460,000	450,149
4.75%, 12/15/10	201,000	190,654
5.13%, 09/30/14	251,000	221,098
5.40%, 01/30/16	177,000	155,796
5.85%, 09/15/16	1,150,000	1,015,313
6.00%, 04/01/36	206,000	166,621
CitiFinancial Credit Co.,
10.00%, 05/15/09	59,000	62,877
ConocoPhillips Australian Funding Co.,
5.50%, 04/15/13	324,000	335,375
Countrywide Home Loans, Inc.
5.63%, 07/15/09	560,000	427,237
4.00%, 03/22/11	706,000	509,770
Devon Financing Corp.,
6.88%, 09/30/11	643,000	688,583
Diageo Capital PLC,
5.50%, 09/30/16	500,000	496,534
Diageo Finance BV,
5.30%, 10/28/15	649,000	641,461
Duke Capital LLC,
6.75%, 02/15/32	177,000	176,721
ERP Operating Limited Partnership
5.25%, 09/15/14	472,000	449,724
5.38%, 08/01/16	295,000	278,249
General Electric Capital Corp.
4.63%, 09/15/09	634,000	637,146
3.75%, 12/15/09	826,000	819,181
5.50%, 04/28/11	413,000	424,832
5.88%, 02/15/12	59,000	61,472
6.00%, 06/15/12	263,000	275,713
4.88%, 03/04/15	619,000	615,824
5.00%, 01/08/16	295,000	293,739
5.40%, 02/15/17	585,000	591,462
5.63%, 09/15/17	2,000,000	2,051,952
6.75%, 03/15/32	1,678,000	1,905,173
Genworth Financial, Inc.
5.75%, 06/15/14	88,000	88,320
6.50%, 06/15/34	206,000	200,690
Glaxosmithkline PLC,
5.38%, 04/15/34	201,000	189,273
Goldman Sachs Group, Inc.
3.88%, 01/15/09	590,000	583,957
6.65%, 05/15/09	413,000	424,131
6.60%, 01/15/12	103,000	108,974
5.25%, 04/01/13	664,000	666,649
5.25%, 10/15/13	870,000	870,298
5.13%, 01/15/15	664,000	652,280
5.35%, 01/15/16	1,077,000	1,067,178
5.75%, 10/01/16	1,000,000	1,014,982
5.63%, 01/15/17	1,100,000	1,074,234
6.13%, 02/15/33	1,150,000	1,130,196
Harley Davidson Funding,
3.63%, 12/15/08 (b)	354,000	350,169
Hartford Financial Services Group
4.75%, 03/01/14	118,000	116,355
6.10%, 10/01/41	59,000	56,012

2007 Annual Report 17

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Other Financial (continued)
Heinz (H.J.) Finance Co.
6.00%, 03/15/12	$350,000	$359,080
6.75%, 03/15/32	88,000	91,091
Household Finance Corp.
5.88%, 02/01/09	956,000	964,078
4.75%, 05/15/09	767,000	764,453
7.00%, 05/15/12	811,000	849,735
HSBC Finance Corp.
4.75%, 04/15/10	354,000	352,061
5.25%, 04/15/15	265,000	256,831
5.00%, 06/30/15	501,000	477,813
Infinity Property & Casualty,
5.50%, 02/18/14	118,000	113,123
ING Sec Life Institutional Fund,
4.25%, 01/15/10 (b)	1,180,000	1,194,770
International Lease Finance Corp.
3.50%, 04/01/09	295,000	289,954
5.00%, 04/15/10	590,000	588,254
Istar Financial, Inc.,
5.65%, 09/15/11	254,000	226,980
Jefferies Group, Inc.,
6.25%, 01/15/36	177,000	158,214
John Deere Capital Corp.
4.88%, 03/16/09	354,000	354,701
4.40%, 07/15/09	383,000	384,635
John Hancock Financial Services, Inc.,
5.63%, 12/01/08	59,000	59,578
Kern River Funding Corp.,
4.89%, 04/30/18 (b)	78,400	76,780
Lehman Brothers Holdings, Inc.
4.25%, 01/27/10	457,000	449,051
7.88%, 08/15/10	57,000	60,414
6.00%, 07/19/12	525,000	534,573
4.80%, 03/13/14	737,000	685,924
5.50%, 04/04/16	1,475,000	1,411,345
5.75%, 01/03/17	800,000	768,516
6.88%, 07/17/37	250,000	244,421
Marsh & McLennan Cos., Inc.
6.25%, 03/15/12	103,000	106,044
5.75%, 09/15/15	543,000	525,614
Mellon Financial Corp.
6.40%, 05/14/11	265,000	280,105
5.00%, 12/01/14	265,000	260,802
MetLife, Inc.
6.13%, 12/01/11	640,000	663,657
5.50%, 06/15/14	265,000	266,590
5.70%, 06/15/35	659,000	601,766
Monumental Global Funding II,
4.38%, 07/30/09 (b)	295,000	296,245
Morgan Stanley
5.05%, 01/21/11	1,030,000	1,029,885
6.60%, 04/01/12	501,000	526,412
5.30%, 03/01/13	664,000	662,329
4.75%, 04/01/14	590,000	552,744
5.45%, 01/09/17	2,655,000	2,575,538
7.25%, 04/01/32	324,000	352,781
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	324,000	314,156
5.45%, 04/10/17	600,000	598,478
8.00%, 03/01/32	159,000	192,024
New York Life Insurance,
5.88%, 05/15/33 (b)	200,000	196,491
Nisource Finance Corp.,
5.25%, 09/15/17	260,000	239,022
Nissan Motor Acceptance,
4.63%, 03/08/10 (b)	307,000	309,806
NLV Financial Corp.,
7.50%, 08/15/33 (b)	74,000	78,807
Pemex Project Funding Master
9.13%, 10/13/10	138,000	152,490
6.63%, 06/15/35	324,000	341,507
Principal Life Global Funding,
5.25%, 01/15/13 (b)	879,000	903,005
Progressive Corp.,
6.25%, 12/01/32	162,000	166,995
Prudential Financial, Inc.
5.10%, 12/14/11	740,000	748,554
5.10%, 09/20/14	295,000	291,194
5.75%, 07/15/33	147,000	134,368
RLI Corp.,
5.95%, 01/15/14	118,000	112,447
SLM Corp.
5.13%, 08/27/12	1,475,000	1,319,295
5.38%, 05/15/14	1,091,000	969,979
Sprint Capital Corp.
6.13%, 11/15/08	501,000	501,621
6.38%, 05/01/09	221,000	222,114
8.38%, 03/15/12	1,215,000	1,315,874
Textron Financial Corp.,
4.60%, 05/03/10	355,000	361,599
Toll Brothers, Inc.,
6.88%, 11/15/12	88,000	85,956
Toyota Motor Credit Corp.,
4.25%, 03/15/10	336,000	333,937

18 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Other Financial (continued)
UnitedHealth Group
5.38%, 03/15/16	$295,000	$289,142
5.80%, 03/15/36	708,000	647,632
Verizon Global Funding Corp.
7.25%, 12/01/10	537,000	575,627
6.88%, 06/15/12	295,000	319,254
7.38%, 09/01/12	522,000	576,345
4.38%, 06/01/13	369,000	356,749
4.90%, 09/15/15	590,000	573,971
7.75%, 12/01/30	1,190,000	1,395,706
5.85%, 09/15/35	118,000	115,425
WellPoint, Inc.
5.00%, 12/15/14	1,036,000	992,396
5.25%, 01/15/16	324,000	313,690
5.95%, 12/15/34	118,000	111,073
Western & Southern Finance,
5.75%, 07/15/33 (b)	147,000	134,027
Willis Group North America, Inc.,
5.63%, 07/15/15	177,000	172,423

		72,756,786

Pharmaceuticals (0.3%)
Bristol-Myers Squibb Co.,
5.25%, 08/15/13	1,425,000	1,449,677
Eli Lilly & Co.
6.00%, 03/15/12	295,000	312,980
5.20%, 03/15/17	1,000,000	999,197
7.13%, 06/01/25	118,000	137,587
Schering-Plough Corp.,
5.30%, 12/01/13	1,400,000	1,416,490
Teva Pharmaceutical Finance LLC,
6.15%, 02/01/36	142,000	141,015

		4,456,946

Real Estate Investment Trusts (REITs) (0.4%)
Avalonbay Communities, Inc.
6.63%, 09/15/11	88,000	91,911
5.50%, 01/15/12	765,000	763,578
Boston Properties, Inc.,
5.00%, 06/01/15	590,000	546,568
Brandywine Operating Partners,
5.63%, 12/15/10	180,000	181,747
Camden Property Trust,
5.00%, 06/15/15	147,000	134,996
Colonial Properties Trust,
6.25%, 06/15/14	455,000	446,825
Developers Diversified Realty Corp.,
5.38%, 10/15/12	295,000	286,801
Duke Realty Corp.,
5.25%, 01/15/10	177,000	177,410
Health Care Property Investors, Inc.
6.45%, 06/25/12	56,000	56,998
6.00%, 11/15/13	177,000	175,265
6.00%, 01/30/17	472,000	444,482
Hospitality Properties Trust,
6.75%, 02/15/13	745,000	766,746
HRPT Properties Trust Corp.,
5.75%, 02/15/14	177,000	171,137
Liberty Property Limited Partnership,
7.25%, 03/15/11	38,000	40,527
Prologis,
5.25%, 11/15/10	472,000	470,143
Simon Property Group Limited Partnership
4.60%, 06/15/10	236,000	234,599
5.10%, 06/15/15	531,000	499,240
6.10%, 05/01/16	413,000	408,193
Vordano Realty Limited Partnership,
5.60%, 02/15/11	206,000	206,187
Washington Real Estate Investment Trust Corp.,
5.25%, 01/15/14	118,000	115,984
Westfield Capital Corp.,
5.13%, 11/15/14 (b)	153,000	142,900

		6,362,237

Real Estate Management & Development (0.0%)
Duke Realty Limited Partnership,
4.63%, 05/15/13	765,000	725,088

Service Companies (2.0%)
Abbott Laboratories
3.50%, 02/17/09	118,000	116,452
5.88%, 05/15/16	481,000	502,428
Amgen, Inc.,
4.00%, 11/18/09	280,000	277,935

2007 Annual Report 19

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Service Companies (continued)
AOL Time Warner, Inc.
6.88%, 05/01/12	$911,000	$959,291
6.88%, 06/15/18	176,000	184,559
7.63%, 04/15/31	777,000	859,844
7.70%, 05/01/32	932,000	1,035,503
Baxter International, Inc.,
4.63%, 03/15/15	77,000	73,949
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	236,000	264,764
9.46%, 11/15/22	118,000	150,054
Comcast Corp.
6.20%, 11/15/08	280,000	282,278
6.88%, 06/15/09	472,000	485,486
5.85%, 01/15/10	864,000	884,560
5.90%, 03/15/16	413,000	415,516
6.50%, 01/15/17	1,013,000	1,056,207
7.05%, 03/15/33	295,000	322,247
5.65%, 06/15/35	586,000	536,391
6.50%, 11/15/35	100,000	102,044
6.45%, 03/15/37	342,000	348,218
Cox Communications, Inc.
7.75%, 11/01/10	145,000	154,663
7.13%, 10/01/12	295,000	314,609
5.45%, 12/15/14	354,000	346,932
5.50%, 10/01/15	383,000	374,880
Donnelley (R.R) & Sons Co.
4.95%, 04/01/14	118,000	111,250
6.13%, 01/15/17	700,000	690,225
Federated Department Stores
6.63%, 04/01/11	631,000	659,451
6.90%, 04/01/29	147,000	134,629
Gannett Co.,
6.38%, 04/01/12	236,000	245,319
Genentech, Inc.
4.40%, 07/15/10	165,000	166,031
5.25%, 07/15/35	88,000	81,382
Home Depot, Inc.
5.25%, 12/16/13	1,180,000	1,147,923
5.40%, 03/01/16	590,000	558,995
JC Penney Corp., Inc.
8.00%, 03/01/10	749,000	779,836
5.75%, 02/15/18	900,000	845,384
Johnson & Johnson,
4.95%, 05/15/33	663,000	621,140
Kohl’s Corp.,
6.30%, 03/01/11	50,000	52,245
Kroger Co.
6.80%, 04/01/11	201,000	211,530
6.20%, 06/15/12	236,000	245,920
7.50%, 04/01/31	257,000	286,563
Limited Brands, Inc.,
6.13%, 12/01/12	147,000	143,802
Lowe’s Cos., Inc.,
6.50%, 03/15/29	236,000	236,997
May Department Stores Co.,
5.75%, 07/15/14	442,000	423,409
Medtronic, Inc.,
4.38%, 09/15/10	186,000	186,419
Merck & Co., Inc.
4.75%, 03/01/15	354,000	352,083
6.40%, 03/01/28	74,000	79,245
5.95%, 12/01/28	162,000	165,783
News America Holdings, Inc.
9.25%, 02/01/13	118,000	137,930
5.30%, 12/15/14	767,000	763,052
8.00%, 10/17/16	118,000	134,596
7.28%, 06/30/28	77,000	82,749
6.20%, 12/15/34	245,000	241,519
6.40%, 12/15/35	477,000	482,555
Omnicom Group, Inc.,
5.90%, 04/15/16	177,000	179,526
Oracle Corp.,
5.25%, 01/15/16	572,000	570,877
Pfizer, Inc.,
4.65%, 03/01/18	265,000	257,050
Pharmacia Corp.,
6.60%, 12/01/28	177,000	196,074
Quest Diagnostic, Inc.,
5.45%, 11/01/15	324,000	315,746
Safeway, Inc.
6.50%, 03/01/11	236,000	246,895
5.80%, 08/15/12	206,000	213,142
5.63%, 08/15/14	177,000	180,775
Science Applications International,
5.50%, 07/01/33	177,000	153,134
Target Corp.
10.00%, 01/01/11	66,000	76,192
6.35%, 01/15/11	124,000	129,901
7.00%, 07/15/31	174,000	178,242
6.35%, 11/01/32	313,000	308,795
Tele-Communications, Inc.,
9.80%, 02/01/12	307,000	354,599

20 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Service Companies (continued)
Time Warner, Inc.,
5.88%, 11/15/16 (b)	$700,000	$695,699
Wal-Mart Stores, Inc.
6.88%, 08/10/09	820,000	856,996
4.13%, 07/01/10	413,000	414,309
4.13%, 02/15/11	383,000	380,381
5.00%, 04/05/12	1,800,000	1,840,648
7.55%, 02/15/30	118,000	136,275
Walt Disney Co.
6.38%, 03/01/12	139,000	147,583
6.20%, 06/20/14	413,000	438,901
Waste Management, Inc.
7.38%, 08/01/10	147,000	155,276
6.38%, 11/15/12	206,000	217,808
7.00%, 07/15/28	162,000	171,866
Wyeth
5.50%, 02/01/14	678,000	688,621
5.50%, 02/15/16	634,000	644,323
6.50%, 02/01/34	206,000	218,633
6.00%, 02/15/36	250,000	249,981

		30,935,020

Telecommunications (0.6%)
AT&T Wireless Services, Inc.
8.13%, 05/01/12	44,000	48,924
8.75%, 03/01/31	321,000	416,011
BellSouth Corp.
4.20%, 09/15/09	354,000	351,893
6.00%, 10/15/11	838,000	867,955
5.20%, 09/15/14	501,000	500,008
6.55%, 06/15/34	177,000	183,072
6.00%, 11/15/34	851,000	827,494
Cingular Wireless LLC,
7.13%, 12/15/31	413,000	455,800
Embarq Corp.
6.74%, 06/01/13	767,000	793,367
7.08%, 06/01/16	133,000	137,041
France Telecom SA,
8.50%, 03/01/31	407,000	527,739
GTE Corp.
6.84%, 04/15/18	206,000	223,489
6.94%, 04/15/28	147,000	157,459
SBC Communications, Inc.
4.13%, 09/15/09	737,000	732,313
5.30%, 11/15/10	383,000	389,807
6.25%, 03/15/11	475,000	494,449
5.88%, 08/15/12	425,000	440,145
5.10%, 09/15/14	1,003,000	992,624
5.63%, 06/15/16	295,000	298,368
Vodafone Group PLC,
6.15%, 02/27/37	590,000	582,696

		9,420,654

Transportation (0.3%)
Burlington Northern Santa Fe Corp.
6.75%, 07/15/11	215,000	227,111
7.95%, 08/15/30	206,000	243,864
CSX Corp.
6.25%, 10/15/08	619,000	624,461
6.75%, 03/15/11	133,000	139,564
5.50%, 08/01/13	507,000	505,330
Norfolk Southern Corp.
6.75%, 02/15/11	964,000	1,032,981
5.59%, 05/17/25	84,000	77,833
7.25%, 02/15/31	620,000	686,188
Southwest Airlines Corp.,
5.13%, 03/01/17	147,000	141,225
TTX Co.,
4.90%, 03/01/15 (b)	221,000	223,521
Union Pacific Corp.
3.63%, 06/01/10	242,000	235,018
5.38%, 06/01/33	62,000	54,327
6.25%, 05/01/34	236,000	230,909
United Parcel Service, Inc.
8.38%, 04/01/20	118,000	153,199
8.38%, 04/01/30	177,000	236,307

		4,811,838

Wireless Telecommunication Services (0.2%)
Nextel Communications,
6.88%, 10/31/13	2,635,000	2,595,797
Rogers Wireless, Inc.,
7.25%, 12/15/12	875,000	948,406

		3,544,203

Total Corporate Bonds		280,943,693

2007 Annual Report 21

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Wireless Telecommunication Services (continued)
Municipal Bonds (0.1%)
Diversified Financial Services (0.1%)
City of Dallas,
5.25%, 02/15/24	$708,000	$703,688
Illinois State Taxable Pension,
5.10%, 06/01/33	1,005,000	976,147

Total Municipal Bonds		1,679,835

Sovereign Bonds (3.2%)
Canada (0.7%)
Government of Canada,
5.25%, 11/05/08	962,000	971,880
Province of British Columbia
5.38%, 10/29/08	236,000	239,120
4.30%, 05/30/13	159,000	156,480
Province of Manitoba
7.50%, 02/22/10	295,000	319,048
5.00%, 02/15/12	1,475,000	1,530,433
Province of Nova Scotia,
5.13%, 01/26/17	885,000	922,150
Province of Ontario
5.50%, 10/01/08	206,000	207,596
4.38%, 02/15/13	428,000	425,292
4.50%, 02/03/15	667,000	667,619
4.75%, 01/19/16	295,000	298,851
Province of Quebec
5.00%, 07/17/09	3,185,000	3,234,272
4.60%, 05/26/15	354,000	353,677
7.50%, 09/15/29 (CAD)	578,000	755,809

		10,082,227

Chile (0.0%)
Republic of Chile,
5.50%, 01/15/13	177,000	184,632

China (0.0%)
People’s Republic of China,
4.75%, 10/29/13	295,000	293,811

Germany (0.3%)
Financing Corp.,
9.80%, 11/30/17	18,000	25,497
KFW International Finance
3.25%, 03/30/09	531,000	526,179
4.13%, 10/15/14	708,000	706,749
4.38%, 07/21/15	1,445,000	1,444,143
Landwirtschaftliche Rentenbank
4.88%, 02/14/11	885,000	917,502
5.25%, 07/15/11	350,000	366,156
5.13%, 02/01/17	750,000	785,494

		4,771,720

Iceland (0.0%)(b)
Kaupthing Bank,
7.13%, 05/19/16	354,000	324,531

Italy (0.3%)
Republic of Italy
3.25%, 05/15/09	1,003,000	999,819
4.38%, 06/15/13	560,000	574,340
4.50%, 01/21/15	938,000	936,074
4.75%, 01/25/16	413,000	418,955
6.88%, 09/27/23	251,000	299,619
5.38%, 06/15/33	841,000	862,572

		4,091,379

Luxembourg (0.7%)
European Investment Bank
3.38%, 03/16/09	944,000	939,793
5.00%, 02/08/10	8,849,000	9,081,366
4.63%, 05/15/14	895,000	914,803
5.13%, 09/13/16	350,000	365,467

		11,301,429

Mexico (0.2%)
Banco Nacional de Comercio Exterior,
3.88%, 01/21/09 (b)	59,000	57,378
United Mexican States
6.38%, 01/16/13	1,143,000	1,215,580
6.75%, 09/27/34	2,046,000	2,259,807

		3,532,765

Norway (0.1%)
Eksportsfinans
4.75%, 12/15/08	413,000	414,533
5.50%, 05/25/16	383,000	405,824

		820,357

Poland (0.0%)
Republic of Poland,
5.00%, 10/19/15	224,000	226,490

22 Annual Report 2007

Sovereign Bonds (continued)

	Principal
	Amount	Value

Republic of Korea (0.2%)
Export-Import Bank of Korea Corp.
4.63%, 03/16/10	$413,000	$412,718
5.13%, 02/14/11	354,000	354,948
Korea Development Bank
4.75%, 07/20/09	885,000	879,980
5.75%, 09/10/13	118,000	119,591
Republic of Korea,
4.25%, 06/01/13	708,000	691,955

		2,459,192

Senegal (0.0%)
Inter-American Development Bank,
6.80%, 10/15/25	413,000	503,850

South Africa (0.0%)
Republic of South Africa,
6.50%, 06/02/14	206,000	217,845

Spain (0.1%)
Telefonica Emisiones Sau,
6.42%, 06/20/16	1,770,000	1,862,677

Sweden (0.4%)
Swedish Export Credit Corp.,
4.88%, 09/29/11	5,899,000	6,037,243

United States (0.2%)
Inter-American Development Bank
5.00%, 04/05/11	350,000	364,301
5.13%, 09/13/16	585,000	615,050
International Bank for Reconstruction & Development,
7.63%, 01/19/23	973,000	1,278,494

		2,257,845

Venezuela (0.0%)
Andina de Fomento Corp.,
6.88%, 03/15/12	236,000	251,818

Total Sovereign Bonds		49,219,811

U.S. Government Sponsored & Agency Obligations (30.6%)
Federal Home Loan Mortgage Corp.
4.88%, 02/17/09 - 11/15/13	12,205,000	12,657,226
5.75%, 03/15/09	14,886,000	15,213,254
5.25%, 05/21/09	16,933,000	17,281,566
4.25%, 07/15/09	1,363,000	1,375,796
6.63%, 09/15/09	634,000	665,412
5.13%, 07/15/12	6,091,000	6,402,329
5.00%, 07/15/14 - 12/14/18	7,019,000	7,213,074
4.38%, 07/17/15	7,214,000	7,273,797
4.75%, 11/17/15	9,002,000	9,278,541
6.75%, 09/15/29	557,000	690,865
6.25%, 07/15/32	1,245,000	1,483,395
Federal National Mortgage Association
2.50%, 06/15/08	9,934,000	9,845,736
4.50%, 10/15/08	239,000	239,764
4.88%, 04/15/09	14,231,000	14,422,549
5.38%, 08/15/09 - 11/15/11	14,703,000	15,210,822
6.63%, 09/15/09	18,104,000	19,000,963
5.13%, 04/15/11	4,796,000	5,011,364
4.38%, 03/15/13 - 10/15/15	11,736,000	11,944,399
4.63%, 10/15/14	1,779,000	1,826,028
5.00%, 04/15/15	1,628,000	1,708,002
Tennessee Valley Authority,
6.25%, 12/15/17	50,000	56,636
U.S. Treasury Bonds
4.25%, 09/30/12	7,000,000	7,245,546
8.75%, 05/15/17	6,524,000	8,875,700
8.50%, 02/15/20	4,238,000	5,894,460
6.25%, 08/15/23	28,926,000	34,632,116
6.88%, 08/15/25	4,713,000	6,059,886
5.38%, 02/15/31	3,107,000	3,500,474
U.S. Treasury Notes
3.63%, 10/31/09	48,605,000	49,083,468
4.75%, 02/15/10 - 02/15/37	49,995,000	52,099,523
4.50%, 09/30/11 - 02/15/36	66,477,000	69,064,836
4.63%, 02/29/12 - 02/15/17	22,662,000	23,752,168
4.00%, 11/15/12 - 02/15/15	3,896,000	3,959,370
3.38%, 11/30/12	11,000,000	10,963,051
4.13%, 05/15/15	9,348,000	9,531,305
4.88%, 08/15/16	5,672,000	6,039,795
6.38%, 08/15/27	14,592,000	18,111,182
Federal Home Loan Bank,
5.25%, 06/05/17	10,000,000	10,570,550

Total U.S. Government Sponsored & Agency Obligations		478,184,948

2007 Annual Report 23

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

U.S. Government Mortgage Backed Agencies (44.0%)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp.
Pool #E00282,
6.50%, 03/01/09	$25,906	$26,684
Pool #G10399,
6.50%, 07/01/09	7,471	7,544
Pool #E00394,
7.50%, 09/01/10	31,378	32,155
Pool #M80898,
4.50%, 02/01/11	445,682	443,196
Pool #M80904,
4.50%, 03/01/11	287,683	282,636
Pool #M80917,
4.50%, 05/01/11	66,749	66,376
Pool #M80926,
4.50%, 07/01/11	280,084	278,522
Pool #M80934,
4.50%, 08/01/11	340,964	334,983
Pool #G10940,
6.50%, 11/01/11	12,567	12,857
Pool #G11130,
6.00%, 12/01/11	114,467	116,503
Pool #M80981,
4.50%, 07/01/12	139,349	137,262
Pool #E00507,
7.50%, 09/01/12	2,980	3,090
Pool #G10749,
6.00%, 10/01/12	73,181	75,107
Pool #M81009,
4.50%, 02/01/13	160,727	157,908
Pool #E69050,
6.00%, 02/01/13	38,567	39,508
Pool #E72896,
7.00%, 10/01/13	19,446	20,230
Pool #G11612,
6.00%, 04/01/14	70,789	71,889
Pool #E00677,
6.00%, 06/01/14	105,089	107,625
Pool #E00802,
7.50%, 02/01/15	52,993	55,271
Pool #G11001,
6.50%, 03/01/15	38,582	39,997
Pool #G11003,
7.50%, 04/01/15	2,777	2,900
Pool #G11164,
7.00%, 05/01/15	9,201	9,590
Pool #E81396,
7.00%, 10/01/15	1,592	1,661
Pool #E81394,
7.50%, 10/01/15	15,510	16,232
Pool #E84097,
6.50%, 12/01/15	4,794	4,967
Pool #E00938,
7.00%, 01/01/16	23,394	24,406
Pool #E82132,
7.00%, 01/01/16	4,532	4,729
Pool #E82815,
6.00%, 03/01/16	19,325	19,778
Pool #E83231,
6.00%, 04/01/16	5,269	5,397
Pool #E83233,
6.00%, 04/01/16	13,737	14,071
Pool #G11972,
6.00%, 04/01/16	307,986	315,209
Pool #E83046,
7.00%, 04/01/16	2,875	3,000
Pool #E00975,
6.00%, 05/01/16	71,698	73,386
Pool #E83355,
6.00%, 05/01/16	18,851	19,310
Pool #E83636,
6.00%, 05/01/16	32,906	33,707
Pool #E83933,
6.50%, 05/01/16	1,227	1,270
Pool #E00985,
6.00%, 06/01/16	40,147	41,099
Pool #E00987,
6.50%, 06/01/16	34,412	35,649
Pool #E84236,
6.50%, 06/01/16	8,751	9,059
Pool #E00996,
6.50%, 07/01/16	4,364	4,521
Pool #E84912,
6.50%, 08/01/16	20,056	20,763
Pool #E85117,
6.50%, 08/01/16	11,632	12,042
Pool #E85387,
6.00%, 09/01/16	39,864	40,835
Pool #E85800,
6.50%, 10/01/16	8,258	8,549
Pool #E86183,
6.00%, 11/01/16	5,944	6,089
Pool #E01083,
7.00%, 11/01/16	7,549	7,869
Pool #G11207,
7.00%, 11/01/16	21,880	22,832

24 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #E86746,
5.50%, 12/01/16	$96,796	$97,941
Pool #E86533,
6.00%, 12/01/16	12,262	12,560
Pool #E01095,
6.00%, 01/01/17	16,054	16,442
Pool #E87584,
6.00%, 01/01/17	13,725	14,059
Pool #E86995,
6.50%, 01/01/17	35,953	37,220
Pool #E87291,
6.50%, 01/01/17	43,329	44,856
Pool #E87446,
6.50%, 01/01/17	7,752	8,017
Pool #E88076,
6.00%, 02/01/17	11,415	11,689
Pool #E01127,
6.50%, 02/01/17	25,439	26,344
Pool #E88055,
6.50%, 02/01/17	70,929	73,357
Pool #E88106,
6.50%, 02/01/17	42,840	44,307
Pool #E01137,
6.00%, 03/01/17	24,432	25,027
Pool #E88134,
6.00%, 03/01/17	3,540	3,626
Pool #E88474,
6.00%, 03/01/17	23,374	23,936
Pool #E88768,
6.00%, 03/01/17	65,289	66,878
Pool #E01138,
6.50%, 03/01/17	12,848	13,301
Pool #E01139,
6.00%, 04/01/17	109,133	111,786
Pool #E88729,
6.00%, 04/01/17	17,195	17,609
Pool #E89149,
6.00%, 04/01/17	28,464	29,149
Pool #E89151,
6.00%, 04/01/17	21,815	22,340
Pool #E89217,
6.00%, 04/01/17	15,356	15,726
Pool #E89222,
6.00%, 04/01/17	107,576	110,164
Pool #E89347,
6.00%, 04/01/17	5,105	5,228
Pool #E89496,
6.00%, 04/01/17	26,591	27,230
Pool #E89203,
6.50%, 04/01/17	10,591	10,954
Pool #E01140,
6.00%, 05/01/17	96,117	98,452
Pool #E89530,
6.00%, 05/01/17	65,418	66,991
Pool #E89746,
6.00%, 05/01/17	153,775	157,475
Pool #E89788,
6.00%, 05/01/17	15,173	15,538
Pool #E89909,
6.00%, 05/01/17	24,907	25,506
Pool #G11409,
6.00%, 05/01/17	147,216	150,799
Pool #E01156,
6.50%, 05/01/17	36,302	37,574
Pool #E89924,
6.50%, 05/01/17	71,651	74,105
Pool #B15071,
6.00%, 06/01/17	316,156	323,851
Pool #E01157,
6.00%, 06/01/17	67,005	68,632
Pool #E90194,
6.00%, 06/01/17	19,181	19,642
Pool #E90227,
6.00%, 06/01/17	15,212	15,578
Pool #E90313,
6.00%, 06/01/17	8,226	8,423
Pool #E90591,
5.50%, 07/01/17	94,552	95,885
Pool #E90594,
6.00%, 07/01/17	57,839	59,230
Pool #E90645,
6.00%, 07/01/17	104,244	106,752
Pool #E90667,
6.00%, 07/01/17	15,598	15,973
Pool #E01186,
5.50%, 08/01/17	212,831	215,880
Pool #E01205,
6.50%, 08/01/17	27,931	28,908
Pool #G11295,
5.50%, 09/01/17	141,439	143,433
Pool #G11458,
6.00%, 09/01/17	51,124	52,295
Pool #E93476,
5.00%, 01/01/18	180,730	181,172
Pool #G11434,
6.50%, 01/01/18	39,379	40,767

2007 Annual Report 25

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #E01311,
5.50%, 02/01/18	$2,228,375	$2,259,807
Pool #E01344,
4.50%, 04/01/18	135,399	133,228
Pool #E98207,
5.00%, 04/01/18	58,013	58,155
Pool #G11399,
5.50%, 04/01/18	207,041	210,031
Pool #E96459,
5.00%, 05/01/18	77,075	77,265
Pool #E99869,
5.00%, 06/01/18	95,669	95,903
Pool #E97335,
5.00%, 07/01/18	1,489,428	1,493,098
Pool #E97366,
5.00%, 07/01/18	418,033	419,063
Pool #E97702,
5.00%, 07/01/18	558,498	559,874
Pool #E98258,
5.00%, 07/01/18	228,207	228,769
Pool #E99426,
5.00%, 09/01/18	162,452	162,852
Pool #E99498,
5.00%, 09/01/18	173,659	174,087
Pool #E99579,
5.00%, 09/01/18	129,134	129,453
Pool #E01488,
5.00%, 10/01/18	145,119	145,477
Pool #E99673,
5.00%, 10/01/18	75,040	75,225
Pool #E99675,
5.00%, 10/01/18	789,435	791,380
Pool #B10210,
5.50%, 10/01/18	411,467	416,337
Pool #B10650,
5.00%, 11/01/18	233,175	233,749
Pool #G11480,
5.00%, 11/01/18	759,285	761,156
Pool #B10653,
5.50%, 11/01/18	317,297	321,681
Pool #B11186,
4.50%, 12/01/18	5,530,634	5,438,405
Pool #E01538,
5.00%, 12/01/18	950,287	952,628
Pool #B11548,
5.50%, 12/01/18	116,295	117,671
Pool #B13147,
5.00%, 01/01/19	581,714	583,148
Pool #B12214,
5.00%, 02/01/19	349,481	350,117
Pool #G11531,
5.50%, 02/01/19	85,291	86,469
Pool #B12737,
4.50%, 03/01/19	487,142	478,812
Pool #B12908,
5.50%, 03/01/19	180,214	182,562
Pool #E01604,
5.50%, 03/01/19	167,432	169,414
Pool #B13671,
5.00%, 04/01/19	134,438	134,683
Pool #B13430,
5.50%, 04/01/19	154,682	156,697
Pool #B13600,
5.50%, 04/01/19	104,588	105,950
Pool #B14236,
5.00%, 05/01/19	409,401	410,146
Pool #B15172,
4.50%, 06/01/19	330,781	325,124
Pool #B15013,
5.00%, 06/01/19	250,927	251,384
Pool #B15396,
5.50%, 06/01/19	168,527	170,723
Pool #B15759,
4.50%, 07/01/19	486,033	477,722
Pool #B15503,
5.00%, 07/01/19	233,250	233,674
Pool #B15717,
5.00%, 07/01/19	352,480	353,121
Pool #B15872,
5.00%, 07/01/19	145,280	145,544
Pool #G18002,
5.00%, 07/01/19	170,953	171,264
Pool #G18007,
6.00%, 07/01/19	78,011	79,770
Pool #G18005,
5.00%, 08/01/19	463,911	464,755
Pool #G18006,
5.50%, 08/01/19	156,607	158,648
Pool #B16087,
6.00%, 08/01/19	184,680	188,844
Pool #B16626,
5.00%, 09/01/19	957,784	959,527
Pool #B16648,
5.00%, 09/01/19	191,514	191,862
Pool #B16657,
5.00%, 09/01/19	222,293	222,698

26 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #G18009,
5.00%, 09/01/19	$825,970	$827,473
Pool #B16826,
5.00%, 10/01/19	309,713	310,277
Pool #B16985,
5.00%, 10/01/19	138,111	138,362
Pool #G18022,
5.50%, 11/01/19	324,122	328,345
Pool #G18025,
4.50%, 12/01/19	858,389	843,710
Pool #B17371,
5.00%, 12/01/19	319,934	320,516
Pool #B14288,
5.50%, 12/01/19	179,148	181,481
Pool #B14668,
5.00%, 01/01/20	599,270	599,858
Pool #B17624,
5.00%, 01/01/20	409,497	410,242
Pool #B17982,
4.00%, 03/01/20	219,773	210,636
Pool #G18043,
4.00%, 03/01/20	40,834	39,202
Pool #B18939,
4.50%, 03/01/20	240,587	236,424
Pool #B19226,
4.00%, 04/01/20	55,992	53,664
Pool #B19236,
4.00%, 04/01/20	46,359	44,506
Pool #G18050,
4.00%, 04/01/20	225,859	216,469
Pool #B18276,
4.50%, 04/01/20	5,208,584	5,118,453
Pool #B18170,
5.00%, 04/01/20	202,812	203,011
Pool #B18437,
5.50%, 05/01/20	153,225	155,038
Pool #B19414,
5.00%, 06/01/20	382,728	383,103
Pool #G18062,
6.00%, 06/01/20	154,992	158,491
Pool #B19624,
4.50%, 07/01/20	231,926	227,912
Pool #J02235,
4.50%, 07/01/20	216,529	212,783
Pool #G11742,
5.00%, 07/01/20	1,016,350	1,018,199
Pool #J02325,
5.50%, 07/01/20	417,628	422,784
Pool #J02428,
4.00%, 08/01/20	5,695,655	5,458,868
Pool #B19642,
4.50%, 08/01/20	968,653	951,891
Pool #B19834,
4.50%, 08/01/20	366,253	359,916
Pool #G11720,
4.50%, 08/01/20	2,283,145	2,244,104
Pool #J02438,
4.50%, 08/01/20	198,629	195,192
Pool #G18072,
4.50%, 09/01/20	925,128	909,119
Pool #J02508,
4.50%, 09/01/20	277,093	272,298
Pool #J02527,
4.50%, 09/01/20	1,033,319	1,015,438
Pool #J02551,
4.50%, 09/01/20	140,520	138,089
Pool #J00183,
4.50%, 10/01/20	272,178	267,468
Pool #J00219,
4.50%, 10/01/20	817,191	803,050
Pool #J02664,
4.50%, 10/01/20	189,277	186,002
Pool #G11827,
4.50%, 11/01/20	2,655,343	2,609,394
Pool #J05831,
4.50%, 11/01/20	183,591	180,415
Pool #J00629,
4.50%, 12/01/20	253,587	249,199
Pool #J00637,
4.50%, 12/01/20	2,138,153	2,101,154
Pool #G11880,
5.00%, 12/01/20	889,674	890,547
Pool #J00718,
5.00%, 12/01/20	1,490,953	1,492,416
Pool #J00935,
5.00%, 12/01/20	127,905	128,030
Pool #J01006,
4.50%, 01/01/21	183,892	180,710
Pool #J00854,
5.00%, 01/01/21	725,227	725,938
Pool #J00871,
5.00%, 01/01/21	342,423	342,758
Pool #J01049,
5.00%, 01/01/21	3,463,848	3,467,246
Pool #G18096,
5.50%, 01/01/21	140,368	142,029

2007 Annual Report 27

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #J00855,
5.50%, 01/01/21	$342,097	$346,321
Pool #G18116,
4.50%, 02/01/21	190,210	186,919
Pool #J01189,
5.00%, 02/01/21	214,167	214,399
Pool #J05986,
5.00%, 02/01/21	155,772	155,925
Pool #J01279,
5.50%, 02/01/21	321,111	325,042
Pool #J01256,
5.00%, 03/01/21	187,224	187,427
Pool #J01414,
5.00%, 03/01/21	144,580	144,737
Pool #G11998,
4.50%, 04/01/21	1,183,962	1,163,475
Pool #J01576,
5.00%, 04/01/21	935,345	936,359
Pool #J01570,
5.50%, 04/01/21	203,604	206,014
Pool #J01633,
5.50%, 04/01/21	924,793	936,114
Pool #J01757,
5.00%, 05/01/21	342,845	343,216
Pool #J01771,
5.00%, 05/01/21	246,838	247,105
Pool #J01833,
5.00%, 05/01/21	153,846	154,012
Pool #J01879,
5.00%, 05/01/21	317,021	317,365
Pool #J06015,
5.00%, 05/01/21	274,404	274,702
Pool #G12205,
4.50%, 06/01/21	443,182	435,513
Pool #G18122,
5.00%, 06/01/21	260,300	260,582
Pool #G18123,
5.50%, 06/01/21	521,515	527,899
Pool #J01980,
6.00%, 06/01/21	320,651	328,026
Pool #J03074,
5.00%, 07/01/21	242,980	243,243
Pool #J03028,
5.50%, 07/01/21	328,659	332,683
Pool #G12245,
6.00%, 07/01/21	182,338	186,532
Pool #G12310,
5.50%, 08/01/21	146,371	148,163
Pool #G12348,
6.00%, 08/01/21	379,566	388,296
Pool #G12378,
4.50%, 09/01/21	258,122	253,655
Pool #G12412,
5.50%, 11/01/21	198,635	201,067
Pool #C90559,
7.00%, 05/01/22	111,489	116,809
Pool #C00351,
8.00%, 07/01/24	2,776	2,973
Pool #D60780,
8.00%, 06/01/25	5,597	5,993
Pool #D64617,
8.00%, 10/01/25	34,107	36,512
Pool #D82854,
7.00%, 10/01/27	6,338	6,662
Pool #C00566,
7.50%, 12/01/27	10,963	11,739
Pool #C00676,
6.50%, 11/01/28	63,453	65,774
Pool #C00678,
7.00%, 11/01/28	15,824	16,635
Pool #C18271,
7.00%, 11/01/28	12,140	12,762
Pool #C00836,
7.00%, 07/01/29	6,494	6,826
Pool #C30265,
6.50%, 08/01/29	12,304	12,750
Pool #A16201,
7.00%, 08/01/29	26,485	27,842
Pool #C31282,
7.00%, 09/01/29	1,320	1,387
Pool #C31285,
7.00%, 09/01/29	14,837	15,597
Pool #A18212,
7.00%, 11/01/29	254,523	267,565
Pool #C32914,
8.00%, 11/01/29	6,080	6,510
Pool #C37436,
8.00%, 01/01/30	9,529	10,202
Pool #C36306,
7.00%, 02/01/30	7,375	7,751
Pool #C36429,
7.00%, 02/01/30	7,867	8,267
Pool #C00921,
7.50%, 02/01/30	8,022	8,567
Pool #G01108,
7.00%, 04/01/30	5,458	5,738

28 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #C37703,
7.50%, 04/01/30	$7,763	$8,291
Pool #G01133,
6.50%, 07/01/30	42,370	43,919
Pool #C41561,
8.00%, 08/01/30	4,537	4,859
Pool #C01051,
8.00%, 09/01/30	16,302	17,458
Pool #C43550,
7.00%, 10/01/30	12,644	13,287
Pool #C44017,
7.50%, 10/01/30	1,699	1,815
Pool #C43967,
8.00%, 10/01/30	52,423	56,141
Pool #C44978,
7.00%, 11/01/30	2,255	2,370
Pool #C44535,
7.50%, 11/01/30	2,630	2,809
Pool #C44957,
8.00%, 11/01/30	10,027	10,738
Pool #C01106,
7.00%, 12/01/30	86,374	90,769
Pool #C01103,
7.50%, 12/01/30	7,254	7,590
Pool #C01116,
7.50%, 01/01/31	6,687	7,142
Pool #C46932,
7.50%, 01/01/31	13,079	13,969
Pool #C47287,
7.50%, 02/01/31	7,964	8,506
Pool #C48851,
7.00%, 03/01/31	10,000	10,492
Pool #G01217,
7.00%, 03/01/31	72,308	75,988
Pool #C48206,
7.50%, 03/01/31	16,109	17,205
Pool #C01172,
6.50%, 05/01/31	38,617	39,934
Pool #C52685,
6.50%, 05/01/31	32,614	33,726
Pool #C52136,
7.00%, 05/01/31	15,407	16,165
Pool #C53589,
6.50%, 06/01/31	93,650	96,845
Pool #C53324,
7.00%, 06/01/31	18,445	19,352
Pool #C01209,
8.00%, 06/01/31	3,047	3,263
Pool #C54897,
6.50%, 07/01/31	62,889	65,034
Pool #C54792,
7.00%, 07/01/31	76,859	80,640
Pool #C55071,
7.50%, 07/01/31	890	950
Pool #G01309,
7.00%, 08/01/31	18,920	19,851
Pool #C56769,
8.00%, 08/01/31	11,186	11,982
Pool #C01220,
6.50%, 09/01/31	10,158	10,505
Pool #C58215,
6.50%, 09/01/31	2,648	2,738
Pool #C58362,
6.50%, 09/01/31	23,579	24,384
Pool #C01222,
7.00%, 09/01/31	13,669	14,342
Pool #G01311,
7.00%, 09/01/31	115,601	121,484
Pool #G01315,
7.00%, 09/01/31	4,398	4,622
Pool #C01244,
6.50%, 10/01/31	58,154	60,138
Pool #C58961,
6.50%, 10/01/31	483,917	500,423
Pool #C58647,
7.00%, 10/01/31	3,442	3,611
Pool #C58694,
7.00%, 10/01/31	24,777	25,996
Pool #C60991,
6.50%, 11/01/31	12,544	12,972
Pool #C60012,
7.00%, 11/01/31	6,409	6,724
Pool #C61298,
8.00%, 11/01/31	16,600	17,781
Pool #C01271,
6.50%, 12/01/31	18,331	18,957
Pool #C61105,
7.00%, 12/01/31	11,231	11,784
Pool #C01305,
7.50%, 12/01/31	7,986	8,523
Pool #C62218,
7.00%, 01/01/32	20,159	21,150
Pool #C63171,
7.00%, 01/01/32	37,741	39,598
Pool #G01355,
6.50%, 02/01/32	545,553	564,162

2007 Annual Report 29

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #C64121,
7.50%, 02/01/32	$11,601	$12,380
Pool #C01310,
6.50%, 03/01/32	100,296	103,690
Pool #C64668,
6.50%, 03/01/32	19,716	20,383
Pool #C65466,
6.50%, 03/01/32	135,638	140,227
Pool #C01343,
6.50%, 04/01/32	89,154	92,170
Pool #C66088,
6.50%, 04/01/32	16,523	17,082
Pool #C66191,
6.50%, 04/01/32	30,548	31,581
Pool #C66192,
6.50%, 04/01/32	16,191	16,739
Pool #C01345,
7.00%, 04/01/32	60,116	62,978
Pool #C66744,
7.00%, 04/01/32	3,892	4,077
Pool #G01391,
7.00%, 04/01/32	184,539	193,930
Pool #C65717,
7.50%, 04/01/32	11,317	12,054
Pool #C01370,
8.00%, 04/01/32	13,310	14,260
Pool #C01351,
6.50%, 05/01/32	57,873	59,831
Pool #C66758,
6.50%, 05/01/32	422,125	436,406
Pool #C66919,
6.50%, 05/01/32	5,221	5,398
Pool #C67097,
6.50%, 05/01/32	8,459	8,746
Pool #C67313,
6.50%, 05/01/32	2,409	2,491
Pool #C66916,
7.00%, 05/01/32	37,978	39,786
Pool #C67235,
7.00%, 05/01/32	108,679	113,853
Pool #C67259,
7.00%, 05/01/32	4,286	4,490
Pool #C01381,
8.00%, 05/01/32	64,611	69,207
Pool #C01364,
6.50%, 06/01/32	59,091	61,090
Pool #C67996,
6.50%, 06/01/32	13,135	13,579
Pool #C72361,
6.50%, 06/01/32	33,268	34,403
Pool #C72497,
6.50%, 06/01/32	19,713	20,385
Pool #C68290,
7.00%, 06/01/32	20,477	21,451
Pool #C68300,
7.00%, 06/01/32	81,929	85,829
Pool #C68307,
8.00%, 06/01/32	3,933	4,214
Pool #C71403,
6.50%, 07/01/32	63,751	65,925
Pool #G01433,
6.50%, 07/01/32	30,440	31,470
Pool #G01449,
7.00%, 07/01/32	131,799	138,507
Pool #C68988,
7.50%, 07/01/32	4,690	4,995
Pool #C01385,
6.50%, 08/01/32	82,333	85,118
Pool #C74006,
6.50%, 08/01/32	16,016	16,558
Pool #G01443,
6.50%, 08/01/32	206,995	213,998
Pool #G01444,
6.50%, 08/01/32	211,145	218,347
Gold Pool #C69951,
6.50%, 08/01/32	38,100	39,389
Pool #C69908,
7.00%, 08/01/32	70,468	73,822
Pool #C70211,
7.00%, 08/01/32	61,465	64,391
Pool #C01396,
6.50%, 09/01/32	135,537	140,123
Pool #C71089,
7.50%, 09/01/32	16,993	18,100
Pool #C01404,
6.50%, 10/01/32	330,246	341,419
Pool #C72160,
7.50%, 10/01/32	8,312	8,854
Pool #A14012,
6.50%, 11/01/32	100,084	103,470
Pool #C73984,
6.50%, 12/01/32	13,415	13,869
Pool #C77531,
6.50%, 02/01/33	105,690	109,265
Pool #G01536,
7.00%, 03/01/33	96,569	100,368

30 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #A10212,
6.50%, 06/01/33	$32,179	$33,226
Pool #A16419,
6.50%, 11/01/33	59,106	61,029
Pool #A16522,
6.50%, 12/01/33	392,466	405,235
Pool #A17177,
6.50%, 12/01/33	38,196	39,438
Pool #A17262,
6.50%, 12/01/33	150,497	155,394
Pool #C01806,
7.00%, 01/01/34	88,143	91,611
Pool #A21356,
6.50%, 04/01/34	246,523	254,079
Pool #C01851,
6.50%, 04/01/34	245,303	252,822
Pool #A22067,
6.50%, 05/01/34	325,790	335,776
Pool #A24301,
6.50%, 05/01/34	164,308	169,344
Pool #A24988,
6.50%, 07/01/34	155,201	159,958
Pool #G01741,
6.50%, 10/01/34	182,368	188,537
Pool #G08023,
6.50%, 11/01/34	279,368	287,931
Pool #A33137,
6.50%, 01/01/35	78,217	80,614
Pool #A31989,
6.50%, 04/01/35	93,696	96,429
Pool #G08064,
6.50%, 04/01/35	178,926	184,146
Pool #A38817,
6.50%, 05/01/35	27,121	27,879
Pool #G01947,
7.00%, 05/01/35	149,975	157,115
Pool #A46279,
5.00%, 07/01/35	754,144	736,296
Pool #A46718,
4.50%, 08/01/35	1,153,070	1,090,576
Pool #A33015,
5.00%, 08/01/35	2,295,271	2,240,948
Pool #A36407,
5.00%, 08/01/35	300,968	293,845
Pool #A36609,
5.00%, 08/01/35	5,401,401	5,273,566
Pool #A36646,
5.00%, 08/01/35	15,438,606	15,073,219
Pool #A36973,
5.00%, 08/01/35	406,178	396,565
Pool #A46671,
5.00%, 08/01/35	260,254	254,095
Pool #G01867,
5.00%, 08/01/35	5,864,139	5,725,351
Pool #G08072,
5.00%, 08/01/35	4,248,769	4,148,213
Pool #G08073,
5.50%, 08/01/35	2,475,864	2,471,713
Pool #A37533,
4.50%, 09/01/35	286,955	271,403
Pool #A47036,
4.50%, 09/01/35	365,904	346,072
Pool #A47055,
4.50%, 09/01/35	4,525,098	4,279,848
Pool #A37534,
5.00%, 09/01/35	4,270,814	4,169,736
Pool #A37567,
5.00%, 09/01/35	349,627	341,352
Pool #A47039,
5.00%, 09/01/35	3,748,571	3,659,853
Pool #A37135,
5.50%, 09/01/35	4,379,116	4,371,773
Pool #A46935,
6.50%, 09/01/35	165,117	169,934
Pool #G01890,
4.50%, 10/01/35	732,738	693,025
Pool #G02045,
4.50%, 10/01/35	265,254	250,878
Pool #A38074,
5.00%, 10/01/35	762,253	744,212
Pool #A38255,
5.50%, 10/01/35	3,617,348	3,611,282
Pool #A38531,
5.50%, 10/01/35	4,332,988	4,325,722
Pool #A38667,
5.50%, 10/01/35	3,142,455	3,137,186
Pool #G08088,
6.50%, 10/01/35	967,417	995,640
Pool #G08109,
4.50%, 11/01/35	379,076	358,531
Pool #A39258,
5.00%, 11/01/35	209,929	204,961
Pool #A39490,
5.00%, 11/01/35	378,154	369,204
Pool #A39892,
5.00%, 11/01/35	270,048	263,657

2007 Annual Report 31

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #A47750,
5.00%, 11/01/35	$2,643,786	$2,581,216
Pool #A47753,
5.00%, 11/01/35	3,278,013	3,200,432
Pool #A39759,
5.50%, 11/01/35	245,086	244,675
Pool #G08095,
5.50%, 11/01/35	746,082	744,831
Pool #A40141,
6.50%, 11/01/35	186,797	192,246
Pool #A47682,
6.50%, 11/01/35	882,682	908,432
Pool #A40182,
5.00%, 12/01/35	378,038	369,091
Pool #A40268,
5.00%, 12/01/35	304,080	296,884
Pool #A41041,
5.00%, 12/01/35	658,534	642,949
Pool #G01959,
5.00%, 12/01/35	3,485,110	3,402,627
Pool #A40376,
5.50%, 12/01/35	232,141	231,752
Pool #A42298,
4.50%, 01/01/36	429,217	405,955
Pool #G02220,
4.50%, 01/01/36	225,795	213,557
Pool #A41864,
5.00%, 01/01/36	311,680	304,304
Pool #A41326,
5.50%, 01/01/36	1,233,233	1,231,165
Pool #A41354,
5.50%, 01/01/36	8,116,224	8,102,615
Pool #A42305,
5.50%, 01/01/36	1,874,308	1,870,674
Pool #A42332,
5.50%, 01/01/36	435,316	434,586
Pool #G08105,
5.50%, 01/01/36	9,045,485	9,030,318
Pool #A41548,
7.00%, 01/01/36	352,226	367,592
Pool #G08111,
5.50%, 02/01/36	6,616,101	6,603,276
Pool #A43672,
6.50%, 02/01/36	116,287	119,556
Pool #A48303,
7.00%, 02/01/36	171,892	178,663
Pool #A43452,
5.50%, 03/01/36	202,793	202,399
Pool #A43757,
5.50%, 03/01/36	2,343,015	2,338,473
Pool #A43861,
5.50%, 03/01/36	5,123,272	5,113,341
Pool #G08116,
5.50%, 03/01/36	1,294,201	1,291,693
Pool #A43644,
6.50%, 03/01/36	175,102	180,026
Pool #A44534,
5.00%, 04/01/36	257,012	250,824
Pool #A44743,
5.00%, 04/01/36	219,667	214,468
Pool #A54580,
5.00%, 04/01/36	510,590	498,505
Pool #A48700,
4.50%, 05/01/36	173,016	163,524
Pool #G02186,
5.00%, 05/01/36	19,108,634	18,656,388
Pool #A48735,
5.50%, 05/01/36	524,393	523,377
Pool #A48911,
5.50%, 05/01/36	747,413	745,964
Pool #A48976,
5.50%, 05/01/36	6,877,239	6,863,907
Pool #G08130,
6.50%, 05/01/36	327,801	337,019
Pool #A49637,
5.00%, 06/01/36	1,038,018	1,013,026
Pool #A49653,
5.50%, 06/01/36	27,015,104	26,962,734
Pool #G08134,
5.50%, 06/01/36	749,104	747,652
Pool #A50139,
6.50%, 06/01/36	278,703	286,540
Pool #A49960,
7.00%, 06/01/36	60,045	62,410
Pool #A50313,
5.50%, 07/01/36	655,967	654,696
Pool #A50714,
5.50%, 07/01/36	331,332	330,690
Pool #A50832,
5.50%, 07/01/36	970,810	968,928
Pool #G08139,
5.50%, 07/01/36	1,528,079	1,525,116
Pool #G08141,
6.50%, 07/01/36	1,256,316	1,291,643
Pool #A51069,
5.00%, 08/01/36	259,865	253,609

32 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #A51078,
5.50%, 08/01/36	$336,754	$336,101
Pool #A51250,
6.50%, 08/01/36	880,131	904,880
Pool #A51337,
6.50%, 08/01/36	270,120	277,716
Pool #G02267,
6.50%, 08/01/36	1,909,195	1,962,880
Pool #A52253,
6.50%, 09/01/36	271,351	278,981
Pool #G02375,
6.50%, 09/01/36	1,025,652	1,054,492
Pool #G02342,
5.00%, 10/01/36	1,517,746	1,481,204
Pool #A53040,
5.50%, 10/01/36	1,231,808	1,229,420
Pool #A53286,
5.50%, 10/01/36	1,526,446	1,523,487
Pool #A53632,
6.00%, 10/01/36	1,121,562	1,138,425
Pool #A53039,
6.50%, 10/01/36	447,233	459,809
Pool #A53219,
6.50%, 10/01/36	526,038	540,830
Pool #A55587,
5.50%, 12/01/36	445,749	444,885
Pool #1G2652,
5.74%, 04/01/37 (a)	5,089,616	5,090,560
Pool #1J1593,
5.75%, 04/01/37 (a)	10,410,605	10,568,425
Pool #1J1594,
5.88%, 04/01/37 (a)	11,151,486	11,320,532
Pool #1G1945,
5.73%, 05/01/37	10,291,102	10,442,854
Federal Home Loan Mortgage Corporation
TBA
6.00%, 01/15/37	61,300,000	62,200,374
5.50%, 01/15/38	4,000,000	3,991,248
Federal National Mortgage Association
Pool #709921,
5.00%, 06/01/18	82,499	82,705
Pool #255315,
4.00%, 07/01/19	232,967	223,459
Pool #811970,
4.50%, 02/01/20	109,043	107,238
Pool #822023,
5.50%, 07/01/20	43,908	44,494
Pool #826869,
5.50%, 08/01/20	894,555	906,491
Pool #835228,
5.50%, 08/01/20	16,657	16,879
Pool #825811,
5.50%, 09/01/20	19,064	19,318
Pool #832837,
5.50%, 09/01/20	797,154	807,790
Pool #839585,
5.50%, 09/01/20	90,427	91,634
Pool #811505,
5.50%, 10/01/20	51,421	52,107
Pool #829704,
5.50%, 10/01/20	68,065	68,973
Pool #838565,
5.50%, 10/01/20	848,512	859,833
Pool #838566,
5.50%, 10/01/20	33,526	33,973
Pool #840102,
5.50%, 10/01/20	798,919	809,579
Pool #841947,
5.50%, 10/01/20	35,156	35,625
Pool #843102,
5.50%, 10/01/20	22,511	22,811
Pool #839100,
5.50%, 11/01/20	27,934	28,307
Pool #840808,
5.50%, 11/01/20	26,271	26,622
Pool #847832,
5.50%, 11/01/20	39,940	40,473
Pool #847920,
5.50%, 11/01/20	878,227	889,945
Pool #830670,
5.50%, 12/01/20	34,994	35,461
Pool #866142,
5.50%, 01/01/21	91,444	92,640
Pool #788210,
5.50%, 02/01/21	826,823	837,645
Pool #837194,
5.50%, 02/01/21	38,699	39,216
Pool #867183,
5.50%, 02/01/21	107,180	108,583
Pool #811558,
5.50%, 03/01/21	875,187	886,864
Pool #870296,
5.50%, 03/01/21	21,936	22,223
Pool #878120,
5.50%, 04/01/21	38,796	39,304

2007 Annual Report 33

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #878121,
5.50%, 04/01/21	$63,076	$63,902
Pool #811559,
5.50%, 05/01/21	749,537	759,347
Pool #879115,
5.50%, 05/01/21	127,485	129,153
Pool #883922,
5.50%, 05/01/21	765,021	775,034
Pool #885440,
5.50%, 05/01/21	23,579	23,887
Pool #845489,
5.50%, 06/01/21	22,521	22,815
Pool #880950,
5.50%, 07/01/21	861,961	873,243
Pool #870092,
5.50%, 08/01/21	24,156	24,472
Pool #896599,
5.50%, 08/01/21	56,798	57,541
Pool #896605,
5.50%, 08/01/21	34,266	34,714
5.00%, 09/01/21	8,763,200	8,771,796
Pool #903350,
5.00%, 10/01/21	66,206	66,277
Pool #894126,
5.50%, 10/01/21	22,792	23,084
Pool #902789,
5.50%, 11/01/21	817,265	827,962
Pool #901509,
5.00%, 12/01/21	69,555	69,630
Pool #906708,
5.00%, 12/01/21	767,204	768,030
Pool #905586,
5.50%, 12/01/21	845,776	856,846
Pool #840486,
5.00%, 01/01/22	97,523	97,630
Pool #906205,
5.50%, 01/01/22	28,987	29,358
Pool #906317,
5.50%, 01/01/22	50,041	50,691
Pool #928106,
5.50%, 02/01/22	1,604,620	1,625,438
Pool #899242,
5.00%, 03/01/22	38,915	38,958
Pool #912981,
5.00%, 03/01/22	141,194	141,349
Pool #914324,
5.00%, 03/01/22	41,644	41,690
Pool #923092,
5.00%, 03/01/22	661,083	661,809
Pool #913889,
5.50%, 03/01/22	871,217	882,619
Pool #914385,
5.50%, 03/01/22	27,380	27,735
Pool #912845,
5.00%, 04/01/22	94,078	94,179
Pool #914758,
5.00%, 04/01/22	660,708	661,434
Pool #915144,
5.00%, 04/01/22	976,667	977,740
Pool #917688,
5.00%, 04/01/22	115,673	115,800
Pool #913323,
5.50%, 04/01/22	27,088	27,440
Pool #913331,
5.50%, 05/01/22	81,863	82,925
Pool #748841,
5.00%, 06/01/22	61,894	61,962
Pool #899472,
5.00%, 06/01/22	119,791	119,923
Pool #899475,
5.00%, 06/01/22	722,683	723,477
Pool #917163,
5.00%, 06/01/22	137,112	137,262
Pool #918552,
5.00%, 06/01/22	987,751	988,837
Pool #918699,
5.00%, 06/01/22	735,702	736,510
Pool #939453,
5.00%, 06/01/22	967,771	968,835
Pool #940903,
5.00%, 06/01/22	96,033	96,138
Pool #941632,
5.00%, 06/01/22	117,916	118,045
Pool #899438,
5.50%, 06/01/22	881,101	892,532
Pool #939673,
5.50%, 06/01/22	207,226	209,915
Pool #560868,
7.50%, 02/01/31	5,577	5,948
Pool #607212,
7.50%, 10/01/31	111,870	119,306
Pool #607559,
6.50%, 11/01/31	4,563	4,719
Pool #607632,
6.50%, 11/01/31	1,221	1,263
Pool #661664,
7.50%, 09/01/32	110,448	117,572

34 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #254548,
5.50%, 12/01/32	$2,652,696	$2,657,418
Pool #656559,
6.50%, 02/01/33	289,137	298,912
Pool #694846,
6.50%, 04/01/33	41,631	42,794
Pool #750229,
6.50%, 10/01/33	264,330	271,719
Pool #788027,
6.50%, 09/01/34	219,732	226,476
Pool #804847,
4.50%, 01/01/35	342,036	323,871
5.50%, 01/01/35	2,934,586	2,936,762
Pool #735141,
5.50%, 01/01/35	9,538,870	9,526,489
Pool #888233,
5.00%, 11/01/35	60,844,553	59,400,861
Pool #256023,
6.00%, 12/01/35	7,268,498	7,381,392
Pool #868494,
6.00%, 04/01/36	336,379	341,658
Pool #891595,
5.00%, 06/01/36	4,813,939	4,698,126
Pool #885844,
6.00%, 06/01/36	328,547	333,704
Pool #892370,
6.00%, 07/01/36	148,301	150,628
Pool #888077,
5.00%, 08/01/36	2,899,874	2,828,381
Pool #894441,
5.84%, 08/01/36 (a)	10,011,790	10,137,483
Pool #887050,
6.00%, 08/01/36	946,864	961,724
Pool #901149,
6.00%, 08/01/36	1,938,040	1,968,455
Pool #894957,
6.50%, 08/01/36	830,980	854,283
Pool #888635,
5.50%, 09/01/36	3,090,398	3,092,690
Pool #901957,
5.50%, 10/01/36	96,623	96,519
Pool #898415,
6.00%, 10/01/36	235,481	239,177
Pool #908698,
6.50%, 10/01/36	1,728,594	1,776,914
Pool #904069,
6.00%, 11/01/36	914,421	928,771
Pool #922846,
6.50%, 11/01/36	776,897	798,683
Pool #907735,
6.00%, 12/01/36	1,519,287	1,543,130
Pool #928030,
6.00%, 01/01/37	654,406	664,676
Pool #909756,
6.50%, 02/01/37	3,081,112	3,167,514
Pool #888268,
6.00%, 03/01/37	736,421	747,978
Pool #910120,
6.00%, 03/01/37	326,459	331,538
Pool #899397,
5.50%, 04/01/37	981,089	979,816
Pool #915952,
5.50%, 04/01/37	988,118	987,004
Pool #936547,
5.50%, 04/01/37	969,312	968,219
Pool #818030,
6.00%, 04/01/37	957,889	972,792
Pool #916299,
6.00%, 04/01/37	996,197	1,011,696
Pool #916301,
6.00%, 04/01/37	1,127,295	1,144,835
Pool #917237,
6.00%, 04/01/37	952,769	967,593
Pool #911615,
5.50%, 05/01/37	982,745	981,638
Pool #917810,
5.50%, 05/01/37	802,751	801,846
Pool #913345,
6.00%, 05/01/37	958,599	973,513
Pool #899588,
5.50%, 06/01/37	981,913	980,806
Pool #937397,
5.50%, 06/01/37	1,172,581	1,171,260
Pool #918728,
6.00%, 06/01/37	854,550	867,846
Pool #919541,
6.00%, 06/01/37	995,976	1,011,472
Pool #923399,
6.00%, 06/01/37	894,873	908,796
Pool #940887,
6.00%, 06/01/37	991,730	1,007,160
Pool #941193,
6.00%, 06/01/37	996,083	1,011,581
Pool #919190,
6.50%, 06/01/37	706,615	726,355
Pool #937776,
6.50%, 06/01/37	1,703,214	1,750,794

2007 Annual Report 35

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #939671,
6.50%, 06/01/37	$680,663	$699,678
Pool #939749,
6.50%, 06/01/37	1,885,885	1,938,568
Pool #941298,
6.50%, 06/01/37	827,792	850,917
Pool #256800,
6.00%, 07/01/37	973,980	989,134
Pool #936855,
6.00%, 07/01/37	968,382	983,448
Pool #939751,
6.00%, 07/01/37	955,237	970,099
Pool #941938,
6.00%, 07/01/37	993,589	1,009,048
Pool #943660,
6.00%, 07/01/37	959,862	974,796
Pool #256844,
6.00%, 08/01/37	984,724	1,000,045
Pool #899830,
6.00%, 08/01/37	1,968,840	1,999,473
Pool #256890,
6.00%, 09/01/37	985,131	992,184
Pool #256936,
6.00%, 10/01/37	1,485,768	1,496,405
6.02%, 10/01/37 (a)	7,944,295	8,067,162
Federal National Mortgage Association
TBA
5.50%, 12/15/36 - 01/15/37	51,200,000	51,136,111
6.00%, 01/15/38	24,500,000	24,875,144
Government National Mortgage Association
Pool #279461,
9.00%, 11/15/19	3,206	3,466
Pool #376510,
7.00%, 05/15/24	9,484	10,068
Pool #457801,
7.00%, 08/15/28	14,873	15,784
Pool #486936,
6.50%, 02/15/29	10,822	11,231
Pool #490258,
6.50%, 02/15/29	2,275	2,361
Pool #502969,
6.00%, 03/15/29	32,143	33,016
Pool #487053,
7.00%, 03/15/29	12,924	13,712
Pool #781014,
6.00%, 04/15/29	30,367	31,201
Pool #509099,
7.00%, 06/15/29	7,431	7,884
Pool #470643,
7.00%, 07/15/29	19,619	20,816
Pool #434505,
7.50%, 08/15/29	2,348	2,505
Pool #416538,
7.00%, 10/15/29	4,915	5,215
Pool #524269,
8.00%, 11/15/29	10,885	11,778
Pool #781124,
7.00%, 12/15/29	55,446	58,835
Pool #525561,
8.00%, 01/15/30	4,259	4,610
Pool #507396,
7.50%, 09/15/30	105,786	112,851
Pool #531352,
7.50%, 09/15/30	14,125	15,068
Pool #536334,
7.50%, 10/15/30	1,242	1,325
Pool #540659,
7.00%, 01/15/31	1,198	1,270
Pool #486019,
7.50%, 01/15/31	5,730	6,111
Pool #535388,
7.50%, 01/15/31	5,401	5,760
Pool #537406,
7.50%, 02/15/31	6,123	6,530
Pool #528589,
6.50%, 03/15/31	93,716	97,164
Pool #508473,
7.50%, 04/15/31	19,729	21,040
Pool #544470,
8.00%, 04/15/31	4,545	4,921
Pool #781287,
7.00%, 05/15/31	32,615	34,595
Pool #549742,
7.00%, 07/15/31	12,001	12,722
Pool #781319,
7.00%, 07/15/31	10,450	11,080
Pool #485879,
7.00%, 08/15/31	30,498	32,329
Pool #572554,
6.50%, 09/15/31	215,275	223,194
Pool #555125,
7.00%, 09/15/31	5,297	5,615
Pool #781328,
7.00%, 09/15/31	30,240	32,076

36 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #550991,
6.50%, 10/15/31	$15,698	$16,275
Pool #571267,
7.00%, 10/15/31	4,350	4,611
Pool #547948,
6.50%, 11/15/31	10,043	10,413
Pool #574837,
7.50%, 11/15/31	6,740	7,187
Pool #555171,
6.50%, 12/15/31	4,916	5,096
Pool #781380,
7.50%, 12/15/31	9,419	9,906
Pool #781481,
7.50%, 01/15/32	50,890	54,293
Pool #580972,
6.50%, 02/15/32	9,042	9,374
Pool #781401,
7.50%, 02/15/32	26,062	27,799
Pool #781916,
6.50%, 03/15/32	602,022	624,163
Pool #552474,
7.00%, 03/15/32	18,892	20,027
Pool #781478,
7.50%, 03/15/32	16,340	17,432
Pool #781429,
8.00%, 03/15/32	24,193	26,188
Pool #781431,
7.00%, 04/15/32	116,605	123,606
Pool #568715,
7.00%, 05/15/32	84,989	90,092
Pool #552616,
7.00%, 06/15/32	102,369	108,517
Pool #570022,
7.00%, 07/15/32	160,371	170,002
Pool #583645,
8.00%, 07/15/32	13,335	14,440
Pool #595077,
6.00%, 10/15/32	94,525	96,950
Pool #596657,
7.00%, 10/15/32	7,306	7,745
Pool #552903,
6.50%, 11/15/32	540,284	560,151
Pool #552952,
6.00%, 12/15/32	90,077	92,388
Pool #588192,
6.00%, 02/15/33	49,839	51,089
Pool #602102,
6.00%, 02/15/33	112,860	115,689
Pool #603520,
6.00%, 03/15/33	112,606	115,429
Pool #553144,
5.50%, 04/15/33	327,373	329,931
Pool #604243,
6.00%, 04/15/33	196,630	201,559
Pool #611526,
6.00%, 05/15/33	86,799	88,975
Pool #631924,
6.00%, 05/15/33	150,227	153,993
Pool #553320,
6.00%, 06/15/33	203,781	208,889
Pool #572733,
6.00%, 07/15/33	44,367	45,479
Pool #573916,
6.00%, 11/15/33	191,035	195,824
Pool #604788,
6.50%, 11/15/33	360,728	373,774
Pool #604875,
6.00%, 12/15/33	395,150	405,056
Pool #781688,
6.00%, 12/15/33	359,948	369,075
Pool #781690,
6.00%, 12/15/33	153,970	157,897
Pool #781699,
7.00%, 12/15/33	59,329	62,897
Pool #621856,
6.00%, 01/15/34	168,193	172,371
Pool #564799,
6.00%, 03/15/34	784,813	804,306
Pool #630038,
6.50%, 08/15/34	323,725	335,130
Pool #781804,
6.00%, 09/15/34	552,882	566,584
Pool #781847,
6.00%, 12/15/34	492,343	504,505
Pool #486921,
5.50%, 02/15/35	199,368	200,839
Pool #781902,
6.00%, 02/15/35	481,488	493,356
Pool #781905,
5.00%, 04/15/35	1,180,899	1,163,990
Pool #781933,
6.00%, 06/15/35	86,462	88,584
Pool #646799,
4.50%, 07/15/35	244,449	234,125
Pool #645035,
5.00%, 07/15/35	232,881	229,545

2007 Annual Report 37

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Pool #641734,
4.50%, 09/15/35	$1,318,188	$1,262,516
Pool #641779,
5.00%, 09/15/35	4,801,841	4,733,046
Pool #649454,
5.50%, 09/15/35	1,900,504	1,914,974
Pool #649510,
5.50%, 10/15/35	2,860,479	2,882,258
Pool #649513,
5.50%, 10/15/35	3,610,940	3,638,432
Pool #602461,
5.00%, 12/15/35	207,713	204,737
Pool #648439,
5.00%, 01/15/36	412,272	406,278
Pool #650712,
5.00%, 01/15/36	533,817	526,056
Pool #652207,
5.50%, 03/15/36	3,455,163	3,480,726
Pool #652539,
5.00%, 05/15/36	270,775	266,838
Pool #655519,
5.00%, 05/15/36	489,699	482,579
Pool #606308,
5.50%, 05/15/36	614,683	619,231
Pool #606314,
5.50%, 05/15/36	265,494	267,458
Pool #653598,
5.50%, 05/15/36	932,850	939,752
Pool #655457,
6.00%, 05/15/36	257,797	263,987
Pool #635306,
6.00%, 06/15/36	1,506,010	1,542,069
Pool #656666,
6.00%, 06/15/36	1,454,553	1,489,379
Pool #657912,
6.50%, 08/15/36	447,978	462,762

Total U.S. Government Mortgage Backed Agencies		687,890,717

Collateralized Debt Obligation (0.0%) (b)
Insurance (0.0%)
North Front Pass,
5.81%, 12/15/24	295,000	282,261

Total Collateralized Debt Obligations		282,261

Collateralized Mortgage Obligations (0.6%) (a)
Banks (0.6%)
Bear Stearns Adjustable Rate Mortgage Trust,
6.01%, 06/25/47	2,694,127	2,657,475
Merrill Lynch Mortgage Investors Trust,
5.40%, 09/25/35	6,568,146	6,424,550

Total Collateralized Mortgage Obligations		9,082,025

Yankee Dollars (2.1%)
Banks (0.4%)
BSCH Issuances Ltd.
7.63%, 11/03/09	2,714,000	2,857,641
7.63%, 09/14/10	59,000	63,169
HBOS PLC,
5.46%, 11/29/49 (b)	354,000	322,714
HSBC Holdings PLC,
7.50%, 07/15/09	563,000	584,325
National Bank of Australia,
8.60%, 05/19/10	177,000	191,218
Royal Bank of Scotland Group
5.00%, 11/12/13	236,000	235,676
5.05%, 01/08/15	316,000	308,221
4.70%, 07/03/18	472,000	432,632
St. George Bank Ltd.,
5.30%, 10/15/15 (b)	236,000	228,977
UBS AG Stamford CT,
5.88%, 07/15/16	1,121,000	1,144,172
Westpac Banking Corp.,
4.63%, 06/01/18	147,000	136,571

		6,505,316

Electric Power (0.0%)
Hydro Quebec Corp.
8.40%, 01/15/22	220,000	297,895
8.88%, 03/01/26	156,000	222,545
Scottish Power,
5.81%, 03/15/25	118,000	109,492

		629,932

Energy Companies (0.1%)
Petro-Canada,
5.95%, 05/15/35	271,000	261,344
PTT Public Co. Ltd.,
5.88%, 08/03/35 (b)	177,000	164,981

38 Annual Report 2007

Yankee Dollars (continued)

	Principal
	Amount	Value

Energy Companies (continued)
Talisman Energy, Inc.
7.25%, 10/15/27	$133,000	$143,037
5.75%, 05/15/35	350,000	317,756
Transocean Sedco Forex, Inc.,
7.50%, 04/15/31	177,000	194,441

		1,081,559

Manufacturing (0.2%)
Alcan, Inc.
6.45%, 03/15/11	44,000	46,545
4.50%, 05/15/13	372,000	363,200
5.00%, 06/01/15	295,000	285,774
5.75%, 06/01/35	206,000	188,538
AstraZeneca PLC,
5.40%, 06/01/14	295,000	303,276
Celulosa Arauco Constitucion SA,
5.13%, 07/09/13	177,000	173,024
Codelco, Inc.,
6.38%, 11/30/12 (b)	120,000	128,443
Inco Ltd.,
7.75%, 05/15/12	177,000	193,106
Lafarge SA,
6.50%, 07/15/16	265,000	261,354
Noranda, Inc.,
6.20%, 06/15/35	177,000	164,652
Placer Dome, Inc.,
6.38%, 03/01/33	139,000	139,210
Potash Corp. of Saskatchewan, Inc.
7.75%, 05/31/11	41,000	44,502
4.88%, 03/01/13	165,000	163,294
Teck Cominco Ltd.,
6.13%, 10/01/35	147,000	135,839
Yara International ASA,
5.25%, 12/15/14 (b)	147,000	142,719

		2,733,476

Oil, Gas & Consumable Fuels (0.2%)
Canadian Natural Resources,
4.90%, 12/01/14	280,000	267,741
Enbridge, Inc.,
5.60%, 04/01/17	1,000,000	969,493
Encana Corp.
4.75%, 10/15/13	339,000	327,113
6.50%, 08/15/34	350,000	358,399
Nexen, Inc.
5.05%, 11/20/13	295,000	286,462
5.20%, 03/10/15	350,000	341,299
5.88%, 03/10/35	133,000	125,314
6.40%, 05/15/37	350,000	349,413
Norsk Hydro ASA,
6.36%, 01/15/09	271,000	275,291

		3,300,525

Other Financial (0.7%)
Anadarko Finance Co.
6.75%, 05/01/11	118,000	124,763
7.50%, 05/01/31	298,000	335,046
Apache Finance Canada,
4.38%, 05/15/15	487,000	463,086
BHP Billiton Finance Ltd.
4.80%, 04/15/13	236,000	230,000
6.42%, 03/01/26	80,000	81,788
Brascan Corp.,
5.75%, 03/01/10	180,000	184,462
British Sky Broadcasting Finance UK Ltd.,
5.63%, 10/15/15 (b)	147,000	144,636
Burlington Resources Finance Bonds
6.40%, 08/15/11	124,000	130,951
6.50%, 12/01/11	206,000	218,505
CIT Group, Inc.,
5.20%, 06/01/15	177,000	151,540
Conoco Funding Co.,
6.35%, 10/15/11	767,000	814,655
ConocoPhillips Canada Funding Co.,
5.63%, 10/15/16	365,000	376,311
Deutsche Bank Financial LLC.,
5.38%, 03/02/15	177,000	176,797
Deutsche Telekom International Finance
5.25%, 07/22/13	737,000	734,037
5.75%, 03/23/16	1,177,000	1,178,103
8.25%, 06/15/30	369,000	460,421
Diageo Capital PLC,
7.25%, 11/01/09	350,000	367,371
Encana Holdings Finance Corp.,
5.80%, 05/01/14	634,000	649,631
Hanson Australia Funding,
5.25%, 03/15/13	265,000	264,395

2007 Annual Report 39

Statement of Investments (Continued)
December 31, 2007

NVIT Bond Index (Continued)

Yankee Dollars (continued)

	Principal
	Amount	Value

Other Financial (continued)
Inversiones CMPC SA,
4.88%, 06/18/13 (b)	$177,000	$173,234
Montpelier RE Holdings,
6.13%, 08/15/13	74,000	71,665
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	236,000	235,929
4.88%, 02/16/16	350,000	357,297
Telecom Italia Capital
6.20%, 07/18/11	206,000	211,712
5.25%, 11/15/13	590,000	583,115
4.95%, 09/30/14	295,000	284,109
5.25%, 10/01/15	940,000	915,794
6.00%, 09/30/34	230,000	223,653
UFJ Finance Aruba AEC,
6.75%, 07/15/13	354,000	384,575
XL Capital Ltd.,
5.25%, 09/15/14	779,000	757,518

		11,285,099

Service Companies (0.1%)
British Sky Broadcasting Group PLC,
8.20%, 07/15/09	221,000	231,207
Thomson Corp.,
4.25%, 08/15/09	251,000	250,738
TXU Energy Co.,
6.15%, 11/15/13 (b)	189,000	192,853

		674,798

Telecommunications (0.3%)
America Movil SA de CV
5.75%, 01/15/15	295,000	294,420
6.38%, 03/01/35	177,000	175,021
British Telecom PLC
8.35%, 12/15/10	1,280,000	1,404,607
9.15%, 12/15/30	559,000	739,906
France Telecom,
3.11%, 03/01/11	383,000	411,658
Koninklijke KPN NV,
8.00%, 10/01/10	310,000	332,465
Telefonos de Mexico SA,
5.50%, 01/27/15	236,000	231,746
Vodafone Group PLC
7.75%, 02/15/10	383,000	404,023
5.00%, 12/16/13	664,000	652,800
7.88%, 02/15/30	206,000	242,704

		4,889,350

Transportation (0.1%)
Canadian National Railway Co.
4.40%, 03/15/13	1,035,000	1,015,206
6.90%, 07/15/28	242,000	265,329
6.20%, 06/01/36	236,000	236,234
Qantas Airways,
6.05%, 04/15/16 (b)	177,000	182,084

		1,698,853

Total Yankee Dollars		32,798,908

Repurchase Agreements (0.0%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $14,918, collateralized by Government National Mortgage Association with a market value of $15,213	14,915	14,915
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $131,473, collateralized by U.S. Government Agencies with a market value of $134,071	131,442	131,442
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $115,039, collateralized by U.S. Government Agency Mortgages with a market value of $117,312	115,011	115,011

Total Repurchase Agreements		261,368

Total Investments (Cost $1,894,363,702) (c) — 122.2%		1,908,534,999
Liabilities in excess of other assets — (22.2)%		(346,948,843)

NET ASSETS — 100.0%		$1,561,586,156

40 Annual Report 2007

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2007. The maturity date represents the actual maturity date.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

CAD – Principal amount denominated in Canadian Dollar.

See accompanying notes to financial statements.

2007 Annual Report 41

Statement of Assets and Liabilities
December 31, 2007

NVIT
Bond Index

Assets:
Investments, at value (cost $1,894,102,334)	$1,908,273,631
Repurchase agreements, at cost and value	261,368

Total Investments	1,908,534,999

Interest receivable	15,561,473
Receivable for capital shares issued	1,077,890
Receivable for investments sold	139,928,741
Prepaid expenses and other assets	12,278

Total Assets	2,065,115,381

Liabilities:
Payable to custodian	18,494,605
Payable for investments purchased	484,300,969
Payable for capital shares redeemed	353,640
Accrued expenses and other payables:
Investment advisory fees	295,272
Fund administration and transfer agent fees	2,567
Custodian fees	29,279
Other	52,893

Total Liabilities	503,529,225

Net Assets	$1,561,586,156

Represented by:
Capital	$1,536,925,150
Accumulated net investment income	1,144,420
Accumulated net realized gains from investment and futures transactions	9,345,289
Net unrealized appreciation on investments	14,171,297

Net Assets	$1,561,586,156

Net Assets:
Class ID Shares	$1,561,586,156

Shares outstanding (unlimited number of shares authorized):
Class ID Shares	153,852,267

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class ID Shares	$10.15

See accompanying notes to financial statements.

42 Annual Report 2007

Statement of Operations
For the period ended December 31, 2007 (a)

NVIT
Bond Index

INVESTMENT INCOME:
Interest income	$56,330,333

Total Income	56,330,333

Expenses:
Investment advisory fees	2,312,440
Fund administration and transfer agent fees	549,033
Custodian fees	66,016
Trustee fees	43,612
Other	123,342
Total expenses before earnings credit	3,094,443

Earnings credit (Note 6)	(15,666)

Net Expenses	3,078,777

Net Investment Income	53,251,556

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	8,978,838
Net realized losses on futures transactions	(8,926)

Net realized gains on investment transactions and futures transactions	8,969,912
Net change in unrealized appreciation on investments	14,171,297

Net realized/unrealized gains on investments	23,141,209

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$76,392,765

(a)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

2007 Annual Report 43

Statement of Changes in Net Assets
Period Ended December 31, 2007 (a)

NVIT Bond
Index

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$53,251,556
Net realized gains on investment and futures transactions	8,969,912
Net change in unrealized appreciation on investments and futures	14,171,297

Change in net assets resulting from operations	76,392,765

Distributions to shareholders from:
Net investment income:
Class ID	(51,731,759)

Change in net assets from shareholder distributions	(51,731,759)

Change in net assets from capital transactions	1,536,925,150

Change in net assets	1,561,586,156

Net Assets:
Beginning of period	–

End of period	$1,561,586,156

Accumulated net investment income at end of period	$1,144,420

CAPITAL TRANSACTIONS:
Class ID Shares
Proceeds from shares issued	$149,489,488
Issued from in-kind transactions	1,416,739,253
Dividends reinvested	51,731,507
Cost of shares redeemed	(81,035,098)

Change in net assets from capital transactions	$1,536,925,150

SHARE TRANSACTIONS:
Class ID Shares
Issued	15,043,937
Issued from in-kind transactions	141,673,925
Reinvested	5,185,019
Redeemed	(8,050,614)

Total change in shares	153,852,267

(a)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

44 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

NVIT Bond Index

Investment Activities

Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class ID Shares
Period ended December 31, 2007 (d)	$10.00	0.35	0.14	0.49

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Investment	Total	Value, End	Total	Period	to Average
	Income	Distributions	of Period	Return (a)	(000s)	Net Assets (b)

Class ID Shares
Period ended December 31, 2007 (d)	(0.34)	(0.34)	$10.15	4.99%	$1,561,586	0.29%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Ratios / Supplemental Data
Ratio of Net
	Ratio of Net	Ratio of	Investment
	Investment	Expenses	Income
	Income to	(Prior to	(Prior to
	Average	Reimbursements)	Reimbursements)
	Net	to Average	to Average	Portfolio
	Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover

Class ID Shares
Period ended December 31, 2007 (d)	5.06%	0.29%	5.06%	166.82%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 45

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the NVIT Bond Index Fund (the “Fund”) (formerly “GVIT Bond Index Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

46 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

2007 Annual Report 47

Notes to Financial Statements (Continued)
December 31, 2007

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned

48 Annual Report 2007

currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2007, the Fund did not have securities on loan.

(h)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser. BlackRock Investment Management, LLC (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

2007 Annual Report 49

Notes to Financial Statements (Continued)
December 31, 2007

Under the terms of the Investment Advisory Agreement, the Fund pays the Fund’s adviser an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the period ended December 31, 2007:

Fee Schedule	Total Fees

$0 up to $1.5 billion	0.22%

$1.5 billion up to $3 billion	0.21%

$3 billion or more	0.20%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $837,051 for the period ended December 31, 2007.

NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.32% until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted. During the period ended December 31, 2007, the Fund had no cumulative potential reimbursements.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS

50 Annual Report 2007

Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2007, the Fund did not pay any portion of such costs.

4. Investment Transactions

For the period ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $2,952,866,211 and sales of $2,581,179,251.

For the period ended December 31, 2007, the Fund had purchases of $3,153,624,380 and sales of $2,562,136,713 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the period ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2007 Annual Report 51

Notes to Financial Statements (Continued)
December 31, 2007

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

8. Other

During the year ended December 31, 2007, the NVIT Bond Index Fund accepted securities eligible for investment by the Fund as consideration for Fund shares issued (“Purchase In-Kind”) to the Nationwide NVIT Investor Destinations Aggressive Fund, Nationwide NVIT Investor Destinations Moderately Aggressive Fund, Nationwide NVIT Investor Destinations Moderate Fund, Nationwide NVIT Investor Destinations Moderately Conservative Fund and Nationwide NVIT Investor Destinations Conservative Fund, pursuant to no-action relief received from the Securities and Exchange Commission. Gartmore Variable Insurance Trust (no-action letter pub. avail. December 29, 2006).

9. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2007 was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$51,731,759	$–	$51,731,759	$–	$51,731,759

52 Annual Report 2007

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$10,830,107	$–	$10,830,107	$–	$–	$13,830,899	$24,661,006

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$1,894,704,100	$20,244,197	$(6,413,298)	$13,830,899

2007 Annual Report 53

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Bond Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007 and the results of its operations, the changes in its net assets and the financial highlights for the period April 20, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

54 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	102	None

2007 Annual Report 55

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

56 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 57

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

58 Annual Report 2007

NVIT Small Cap Index Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
33	Statement of Assets and Liabilities
34	Statement of Operations
35	Statements of Changes in Net Assets
36	Financial Highlights
37	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ENH (2/08)

Message to Shareholders
For December 31, 2007, as of January 31, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

NVIT Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period April 13, 2007 (the Fund’s inception date) through Dec. 31, 2007, the NVIT Small Cap Index Fund (Class ID at NAV) registered -5.97% versus -5.15% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 129 funds as of Dec. 31, 2007) was - 6.52% for the period Apr. 1, 2007, through Dec. 31, 2007.

Can you describe the market environment during the reporting period?

U.S. equities ended 2007 in positive territory, despite significant headwinds that included persistent weakness in the housing sector, a deterioration of financial conditions and escalating fears about the global economic outlook. Equity markets benefited from the strong first half of 2007, which, in most cases, helped to generate positive performance for the year as a whole. Shares of large- and mid-capitalization companies outperformed small-cap stocks for the year, with the large-cap Russell 1000® Index and the Russell Midcap® Index gaining 5.77% and 5.60%, respectively, while the small-cap Russell 2000 Index registered a decline of -1.57%.

Regarding the U.S. economy, the Federal Reserve Board’s focus shifted from fighting inflation to providing liquidity and reducing short-term interest rates in an effort to shore up the functioning of credit markets and combat economic weakness. During the year, the Federal Reserve lowered the target federal funds rate by 100 basis points, or 1.00%, taking it from 5.25% to 4.25%. December data from the U.S. Department of Labor’s Bureau of Labor Statistics indicated that the U.S. unemployment rate rose to 5.0% after holding steady at 4.7% in each of the previous three months. Non-farm payroll employment was essentially unchanged, with 18,000 in December; job declines in manufacturing and construction largely offset job growth in several service-providing industries.

What areas of investment provided the most positive relative returns for the Fund?

Within the Russell 2000 Index, the materials sector was the leading performer, advancing 26.0%, followed by energy with 14.4% and health care with 13.4%. The strongest performers among individual stocks in the index during the full year included Fund holding Onyx Pharmaceuticals, Inc., with 425.7%; Fund holding CF Industries Holdings, Inc., with 330.0%; and Fund holding Terra Industries Inc., with 298.7%.

What areas detracted from Fund performance?

Conversely, the financials, consumer discretionary and utilities sectors declined 19.5%, 14.8% and 0.1%, respectively. Fund holding InPhonic, Inc., Fund holding Delta Financial Corp., and Fund holding American Home Mortgage Investment Corp. REIT, registered the lowest returns within the index for the full year.

What is your outlook for the near term?

In many ways, we expect 2008 to resemble the latter half of 2007. We believe that economic growth will slow somewhat virtually everywhere in the world, but especially in the United States, closely followed by Europe. The U.S. residential housing market remains in a recession and credit markets continue to experience turmoil, but we do not believe that either the U.S. or global economies will sink into recession. Averting a recession in the United States will require continued export strength, reliance on strong nonfinancial balance sheets and income statements, the avoidance of significant employment layoffs and an accommodative Fed. The key to our cautiously optimistic outlook is for the U.S. economy to avoid a slump deep enough to dampen long-term earnings expectations, which could end chances for market improvement and undermine the global economy.

In this environment, equities are likely to remain volatile due to the above-normal level of uncertainty and the below-normal level of liquidity. Having said that, as credit markets regain footing and as the level of investor confidence improves, inexpensive valuations (pricing) should give way to improved equity market prices despite disappointing earnings.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Debra L. Jelilian and Jeffrey L. Russo, CFA

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Small-company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

Russell 1000® Index: An unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Index: An unmanaged index that represents the mid-capitalization segment of the U.S. equity universe; comprises the smallest 800 U.S. companies in the Russell 1000® Index, which measures the performance of the largest 1,000 U.S. companies, based on market capitalization.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with BlackRock Investment Management, LLC.

2007 Annual Report 5

NVIT Small Cap Index Fund
Fund Performance

Average Annual Total Return1

(For periods ended December 31, 2007)

		Gross	Net
		Expense	Expense
	Inception[2]	Ratio*	Ratio*

Class ID	-5.97%	0.31%	0.30%

*	Expenses are estimated based on the Fund’s projected average net assets for 2007. There are no actual fees or expenses for the Fund in 2006 because the Fund commenced operations after December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on April 13, 2007.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class ID shares of the NVIT Small Cap Index Fund, the Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000®Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

NVIT Small Cap Index Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During	During
			Account	Account	Period($)	Period(%)
			Value($)	Value($)	07/01/07 -	07/01/07 -
NVIT Small Cap Index			07/01/07	12/31/07	12/31/07 [a]	12/31/07 [a]

Class ID	Actual		1,000.00	923.00	1.26	0.26
	Hypothetical	[b]	1,000.00	1,023.89	1.33	0.26

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

NVIT Small Cap Index
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	89.0%
Repurchase Agreements	10.9%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Real Estate Investment Trusts (REITs)	5.1%
Commercial Banks	5.0%
Commercial Services & Supplies	4.0%
Software	3.7%
Oil, Gas & Consumable Fuels	3.7%
Biotechnology	3.4%
Health Care	3.4%
Semiconductors & Semiconductor Equipment	3.1%
Insurance	3.1%
Machinery	2.9%
Other	62.6%

100.0%

Top Holdings

Hologic, Inc.	0.6%
C.F. Industries Holdings, Inc	0.4%
Exterran Holdings, Inc.,	0.4%
Terra Industries, Inc	0.3%
Priceline.com, Inc	0.3%
FLIR Systems, Inc	0.3%
Chipotle Mexican Grill	0.3%
Inverness Medical Innovations, Inc.	0.3%
Bucyrus International, Inc., Class A	0.3%
Equinix, Inc.	0.3%
Other	96.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

NVIT Small Cap Index

Common Stocks (89.0%)

	Shares	Value

Aerospace & Defense (1.5%)
AAR Corp.*	8,500	$323,255
Aerovironment, Inc.*	1,100	26,620
Argon ST., Inc.*	3,900	72,384
Ceradyne, Inc.* (b)	6,200	290,966
Cubic Corp.	4,000	156,800
Curtiss-Wright Corp. (b)	10,700	537,140
Dyncorp International, Inc.*	6,200	166,656
Esterline Technologies Corp.*	7,100	367,425
Gencorp, Inc.*	14,300	166,738
HEICO Corp.	5,800	315,984
Hexcel Corp.*	21,900	531,732
Innovative Solutions and Support, Inc.*	4,000	38,760
Ionatron, Inc.*	9,800	28,028
Ladish Co., Inc.	3,100	133,889
Moog, Inc., Class A*	8,700	398,547
MTC Technologies, Inc.*	1,700	39,950
Orbital Sciences Corp.*	14,400	353,088
Stanley, Inc.*	1,500	48,030
Taser International, Inc.*	15,100	217,289
Teledyne Technologies, Inc.*	8,500	453,305
Triumph Group, Inc.	4,100	337,635

		5,004,221

Air Freight & Logistics (0.3%)
ABX Air, Inc.	11,423	47,748
Atlas Air Worldwide Holdings, Inc.*	3,500	189,770
Dynamex, Inc.*	2,000	54,120
Forward Air Corp.	7,700	240,009
HUB Group, Inc., Class A*	9,400	249,852
Pacer International, Inc.	8,800	128,480

		909,979

Airlines (0.4%)
AirTran Holdings, Inc.*	20,200	144,632
Alaska Air Group, Inc.*	9,900	247,599
Allegiant Travel Co.*	800	25,712
ExpressJet Holdings, Inc.	11,100	27,528
JetBlue Airways Corp.*	40,600	239,540
Midwest Air Group, Inc.*	5,100	75,480
Pinnacle Airlines Corp.	5,000	76,250
Republic Airways Holdings, Inc.*	8,700	170,433
SkyWest, Inc.	14,600	392,010

		1,399,184

Auto Components (1.0%)
Aftermarket Technology Corp.*	5,800	158,108
American Axle & Manufacturing Holdings, Inc.	10,900	202,958
Amerigon, Inc.*	5,800	122,612
ArvinMeritor, Inc.	17,400	204,102
Cooper Tire & Rubber Co.	15,000	248,700
Drew Industries, Inc.*	4,100	112,340
GenTek, Inc.	1,700	49,759
Hayes Lemmerz International, Inc.	24,200	110,594
Lear Corp.*	18,500	511,710
LKQ Corp.*	27,200	571,744
Modine Manufacturing Co.	6,800	112,268
Noble International Ltd.	3,700	60,347
Raser Technologies, Inc.*	6,700	99,495
RSC Holdings, Inc.	4,900	61,495
Sauer-Danfoss, Inc.	2,000	50,100
Spartan Motors, Inc.	8,550	65,322
Standard Motor Products, Inc.	2,500	20,400
Superior Industries International, Inc.	5,000	90,850
Tenneco Automotive, Inc.*	11,200	291,984
Visteon Corp.*	31,600	138,724

		3,283,612

Automobiles (0.1%)
Fleetwood Enterprises, Inc.*	13,600	81,328
Midas, Inc.*	3,700	54,242
Monaco Coach Corp.	6,300	55,944
Winnebago Industries, Inc.	7,600	159,752

		351,266

Banks (0.2%)
FNB Corp.	15,500	227,850
Hancock Holding Co.	6,800	259,760
Northfield Bancorp. Inc.	3,300	35,706
Oritani Financial Corp.	1,700	20,910
Park National Corp.	3,000	193,500

		737,726

Beverages (0.1%)
Boston Beer Co., Inc., Class A	2,500	94,125
Coca-Cola Bottling Co. Consolidated	1,500	88,320
Jones Soda Co.	7,000	52,080
MGP Ingredients, Inc.	3,400	32,028
National Beverage Corp.	1,440	11,578

		278,131

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (1.9%)
Acorda Theraputics, Inc.	5,400	$118,584
Affymax, Inc.	500	11,180
Alkermes, Inc.*	24,400	380,396
Amicus Therapeutics, Inc.	2,300	24,725
ARIAD, Inc.*	18,900	80,325
Arqule, Inc.*	11,100	64,380
Array BioPharma, Inc.*	11,600	97,672
Bio-Rad Laboratories, Inc., Class A*	4,500	466,290
Bio-Reference Laboratories, Inc.*	2,500	81,700
Biomimetic Therapeutics, Inc.	3,200	55,584
C.V. Therapeutics, Inc.*	14,500	131,225
Cambrex Corp.	5,800	48,604
Celera Genomics Group*	19,200	304,704
Cell Genesys, Inc.*	18,600	42,780
Cytokinetics, Inc.	6,100	28,853
Cytrx Corp.	21,400	60,776
Dendreon Corp.	18,300	113,826
Energy Solutions Inc.*	6,600	178,134
Enzon Pharmaceuticals, Inc.*	11,900	113,407
Exelixis, Inc.*	25,300	218,339
Genomic Health, Inc.*	2,700	61,128
GenVec, Inc.	21,300	31,311
Geron Corp.*	17,900	101,672
Halozyme Therapeutics, Inc.*	13,800	98,118
Immunomedics, Inc.	16,400	38,048
Incyte Genomics, Inc.*	21,000	211,050
InterMune, Inc.*	7,400	98,642
Kosan Biosciences, Inc.	7,300	26,280
Mannkind Corp.*	13,900	110,644
Martek Biosciences Corp.*	7,200	212,976
Maxygen, Inc.	6,200	49,786
Medarex, Inc.*	30,400	316,768
Medivation, Inc.*	5,500	79,200
Metabolix, Inc.*	3,900	92,820
Myriad Genetics, Inc.*	10,400	482,768
Nektar Therapeutics*	22,500	150,975
Neurocrine Biosciences, Inc.*	9,400	42,676
Neurogen Corp.	4,600	15,870
Novacea, Inc.	3,400	10,132
Omrix Biopharmaceuticals, Inc.*	3,400	118,116
Orexigen Therapeutics, Inc.	1,000	14,250
Orthofix International NV*	4,200	243,474
Osiris Therapeutics, Inc.	2,400	28,848
Pharmion Corp.*	6,300	396,018
Protalix Biotherapeutics, Inc.*	3,360	11,424
Regeneration Technologies, Inc.*	8,000	69,440
Seattle Genetics, Inc.*	10,600	120,840
Senomyx, Inc.*	7,700	57,673
Sonic Innovations, Inc.	7,900	60,988
Telik, Inc.*	15,400	53,438
Tercica, Inc.	6,400	43,392
Vivus, Inc.	11,900	61,642
XOMA Ltd.	34,500	116,955
Zymogenetics, Inc.*	10,300	120,201

		6,369,047

Building Products (0.4%)
Aaon, Inc.	2,450	48,559
American Woodmark Corp.	3,200	58,176
Ameron International Corp.	2,300	211,945
Apogee Enterprises, Inc.	7,600	130,036
Builders FirstSource, Inc.	4,100	29,602
Goodman Global, Inc.*	8,300	203,682
Griffon Corp.*	6,300	78,435
Insteel Industries, Inc.	4,600	53,958
NCI Building Systems, Inc.*	4,300	123,797
PGT, Inc.	700	3,332
Simpson Manufacturing Co., Inc.	9,000	239,310
Trex Co., Inc.	2,400	20,352
Universal Forest Products, Inc.	4,400	129,624

		1,330,808

Capital Markets (1.2%)
Ares Capital Corp.	15,490	226,619
Calamos Asset Management, Inc.	5,500	163,790
Capital Southwest Corp.	600	71,040
Cohen & Steers, Inc.	3,700	110,889
Cowen Group, Inc.*	4,100	38,991
Evercore Partners, Inc.	1,700	36,635
FCStone Group, Inc.*	2,350	108,170
GAMCO, Investors, Inc., Class A	1,100	76,175
GFI Group, Inc.*	3,900	373,308
Gladstone Capital Corp.	3,600	61,200
Greenhill & Co., Inc.	4,400	292,512
Hercules Technology Growth Capital, Inc.	8,100	100,602
KBW, Inc.*	6,400	163,776
Knight Capital Group, Inc., Class A*	23,800	342,720
Kohlberg Capital Corp.	2,700	32,400
Labranche & Co., Inc.*	10,600	53,424
Marketaxess Holdings, Inc.	7,700	98,791
MCG Capital Corp.	15,800	183,122
MVC Capital, Inc.	6,400	103,296
Penson Worldwide, Inc.*	3,700	53,095
Piper Jaffray Cos.*	4,500	208,440
Sanders Morris Harris Group, Inc.	3,000	30,750
Stifel Financial Corp.*	3,700	194,509
SWS Group, Inc.	5,400	68,418

10 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Thomas Weisel Partners Group, Inc.*	5,400	$74,142
TradeStation Group, Inc.*	7,800	110,838
Waddell & Reed Financial, Inc., Class A	20,300	732,627

		4,110,279

Chemicals (2.4%)
A. Schulman, Inc.	7,200	155,160
American Vanguard Corp.	3,600	62,460
Arch Chemicals, Inc.	6,200	227,850
Balchem Corp.	3,600	80,568
C.F. Industries Holdings, Inc. (b)	13,300	1,463,798
Calgon Carbon Corp.	8,800	139,832
Ferro Corp.	10,600	219,738
Flotek Industries, Inc.*	4,100	147,764
Fuller (H. B.) Co.	14,700	330,015
Georgia Gulf Corp.	9,400	62,228
Hercules, Inc.	28,200	545,670
Innophos Holdings, Inc.	4,100	61,008
Innospec, Inc.	5,900	101,244
Koppers Holdings, Inc.	4,500	194,580
Kronos Worldwide, Inc.	500	8,725
Landec Corp.*	6,100	81,740
LSB Industries, Inc.*	3,900	110,058
Minerals Technologies, Inc.	4,800	321,360
N.L. Industries, Inc.	1,400	16,002
Newmarket Corp.	3,100	172,639
O.M. Group, Inc.*	6,900	397,026
Olin Corp.	17,900	346,007
PolyOne Corp.*	20,300	133,574
Rockwood Holdings, Inc.*	8,500	282,370
Sensient Technologies Corp.	11,400	322,392
Shengdatech, Inc.	6,200	89,590
Spartech Corp.	7,900	111,390
Stepan Co.	1,300	42,289
Symyx Technologies, Inc.*	9,400	72,192
Terra Industries, Inc.*	22,400	1,069,824
Tronox, Inc.	1,200	10,680
Tronox, Inc., Class B	7,200	62,280
W.R. Grace & Co.*	16,300	426,734
Zep, Inc.*	5,450	75,591
Zoltek Cos., Inc.*	6,100	261,507

		8,205,885

Commercial Banks (4.8%)
1st Source Corp.	2,400	41,544
Abington Bancorp, Inc.	4,000	37,600
Alabama National Bancorp	4,200	326,802
Amcore Financial, Inc.	5,700	129,390
Americanwest Bancorp	4,000	70,520
Ameris Bancorp	2,700	45,495
Ampal American Israel Corp.	3,100	22,909
Bancfirst Corp.	1,500	64,275
Banco Latinoamericano de Exportaciones, SA	6,800	110,908
Bancorp, Inc. (The)*	3,700	49,802
Bank of the Ozarks, Inc.	3,100	81,220
BankFinancial Corp.	5,800	91,756
Banner Corp.	4,000	114,920
Boston Private Financial Holdings, Inc.	8,200	222,056
Capital City Bank Group, Inc.	2,500	70,550
Capital Corp. of the West	1,900	36,917
Capitol Bancorp Ltd.	3,600	72,432
Cascade Bancorp	6,000	83,520
Cathay General Bancorp, Inc.	12,600	333,774
Centennial Bank Holdings, Inc.*	11,100	64,158
Center Financial Corp.	2,800	34,496
Central Pacific Financial Corp.	7,600	140,296
Chemical Financial Corp.	6,600	157,014
Chittenden Corp.	10,500	374,010
Citizens Banking Corp.	18,400	266,984
City Holding Co.	4,200	142,128
Cobiz, Inc.	4,700	69,889
Columbia Banking System, Inc.	4,800	142,704
Community Bancorp*	3,400	59,058
Community Bank System, Inc.	7,400	147,038
Community Trust Bancorp, Inc.	3,800	104,614
CVB Financial Corp.	16,300	168,542
Enterprise Financial Services Corp.	1,800	42,858
First Bancorp	2,400	45,336
First BanCorp.	20,300	147,987
First Charter Corp.	7,800	232,908
First Commonwealth Financial Corp.	18,100	192,765
First Community Bancorp	5,800	239,192
First Community Bancshares, Inc.	1,900	60,591
First Financial Bancorp	8,300	94,620
First Financial Bankshares, Inc.	5,100	192,015
First Financial Corp.	2,700	76,518
First Indiana Corp.	3,500	112,000
First Merchants Corp.	3,600	78,624
First Midwest Bancorp, Inc.	11,300	345,780
First Regional Bancorp*	2,600	49,114
First South Bancorp, Inc.	1,300	28,847
First State Bancorp	5,200	72,280
FirstMerit Corp.	18,300	366,183
Flushing Financial Corp.	5,300	85,065
Frontier Financial Corp.	10,200	189,414

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Commercial Banks (continued)
Glacier Bancorp, Inc.	12,900	$241,746
Great Southern Bancorp, Inc.	1,700	37,332
Greene Bancshares, Inc.	3,400	65,280
Hanmi Financial Corp.	10,100	87,062
Harleysville National Corp.	6,300	91,791
Heartland Financial U.S.A., Inc.	2,200	40,854
Heritage Commerce Corp.	2,300	42,297
Home Bancshares, Inc.	2,000	41,940
Horizon Financial Corp.	3,200	55,808
Iberiabank Corp.	2,900	135,575
Imperial Capital Bancorp, Inc.	1,700	31,110
Independent Bank Corp.	4,000	108,880
Independent Bank Corp., Michigan	7,000	66,500
Integra Bank Corp.	5,300	74,783
International Bancshares Corp.	11,550	241,857
Investors Bancorp, Inc.	12,543	177,358
Irwin Financial Corp.	4,800	35,280
Lakeland Bancorp, Inc.	3,495	40,507
Lakeland Financial Corp.	2,100	43,890
M.B. Financial, Inc.	9,200	283,636
Macatawa Bank Corp.	5,190	44,582
Mainsource Financial Group, Inc.	3,600	56,016
Midwest Banc Holding, Inc.	6,400	79,488
Nara Bankcorp, Inc.	5,700	66,519
National Penn Bancshares, Inc.	12,772	193,368
NBT Bancorp, Inc.	8,300	189,406
Old National Bancorp	16,900	252,824
Old Second Bancorp, Inc.	3,379	90,524
Omega Financial Corp.	3,200	93,632
Oriental Financial Group	5,900	79,119
Pacific Capital Bancorp	11,899	239,527
Peoples Bancorp, Inc.	1,900	47,291
Preferred Bank	2,400	62,448
PrivateBancorp, Inc.	4,300	140,395
Prosperity Bancshares, Inc.	9,000	264,510
Provident Bankshares Corp.	8,300	177,537
Renasant Corp.	5,300	114,321
Republic Bancorp, Inc., Class A	1,300	21,489
Royal Bancshares of Pennsylvania, Inc., Class A	400	4,400
S&T Bancorp, Inc.	6,100	168,604
S.Y. Bancorp, Inc.	3,128	74,884
Sandy Spring Bancorp, Inc.	3,900	108,498
Santander Bancorp	100	866
SCBT Financial Corp.	1,700	53,839
Seacoast Banking Corp. of Florida	4,700	48,316
Security Bank Corp.	4,200	38,388
Sierra Bancorp	2,000	49,780
Signature Bank*	7,500	253,125
Simmons First National Corp., Class A	2,800	74,200
South Financial Group, Inc.	17,900	279,777
Southside Bancshares, Inc.	2,225	45,524
Southwest Bancorp	3,700	67,821
Sterling Bancorp	5,600	76,384
Sterling Bancshares, Inc.	19,200	214,272
Sterling Financial Corp.	12,800	214,912
Sterling Financial Corp.	7,200	118,224
Suffolk Bancorp	2,900	89,059
Sun Bancorp, Inc.	2,705	42,685
Superior Bancorp*	8,900	47,793
Susquehanna Bancshares, Inc.	19,387	357,496
SVB Financial Group*	7,800	393,120
Taylor Capital Group, Inc.	1,600	32,640
Texas Capital Bancshares, Inc.*	5,800	105,850
Tompkins Trustco, Inc.	1,300	50,440
Trico Bancshares	2,600	50,180
Trustmark Corp.	12,200	309,392
UCBH Holdings, Inc.	24,300	344,088
UMB Financial Corp.	6,900	264,684
Umpqua Holdings Corp.	15,400	236,236
Union Bankshares Corp.	2,400	50,736
United Bankinghares, Inc.	9,400	263,388
United Community Banks, Inc.	10,700	169,060
United Security Bancshares	2,800	42,784
Univest Corp. of Pennsylvania	2,300	48,553
Virginia Commerce Bancorp, Inc.*	4,900	57,477
W Holding Co., Inc.	19,900	24,079
Washington Trust Bancorp	2,300	58,029
WesBanco, Inc.	5,300	109,180
West Coast Bancorp	4,000	74,000
Westamerica Bancorp	6,800	302,940
Western Alliance Bancorp	4,200	78,834
Wilshire Bankcorp, Inc.	3,400	26,690
Wintrust Financial Corp.	5,800	192,154

		16,399,281

Commercial Services & Supplies (4.2%)
ABM Industries, Inc.	10,600	216,134
Acco Brands Corp.*	12,000	192,480
Administaff, Inc.	5,700	161,196
Advisory Board Co. (The)*	4,400	282,436
Aldabra 2 Acquisition Corp.	11,500	112,010
Alternative Asset Management Acquisition Corp.	10,400	95,160
Ambassadors International Inc.	2,900	42,282
American Ecology Corp.	4,100	96,268
American Reprographics Co.*	7,300	120,304

12 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies (continued)
Amper Corp.	300	$9,165
Barrett Business Services, Inc.	2,500	45,025
Beneficial Mutual Bancorp, Inc.	7,100	69,012
Bowne & Co., Inc.	7,200	126,720
Brady Corp., Class A	11,613	407,500
Casella Waste Systems, Inc., Class A	6,500	84,760
CBIZ, Inc.*	10,300	101,043
CDI Corp.	3,200	77,632
Cenveo, Inc.*	13,100	228,857
Clean Harbors, Inc.*	3,600	186,120
CMGI Inc., Cmg Information Services*	11,290	147,786
CompX International, Inc.	200	2,924
COMSYS IT Partners, Inc.*	4,600	72,588
Consolidated Graphics, Inc.*	2,300	109,986
Cornell Cos., Inc.	2,700	62,964
CoStar Group, Inc.*	4,700	222,075
CRA International, Inc.*	3,000	142,830
Deluxe Corp. (b)	12,000	394,680
Diamond Management & Technology Consultants, Inc.	5,700	41,439
Ennis, Inc.	5,200	93,600
Exponet, Inc.*	3,700	100,048
First Advantage Corp., Class A	2,000	32,940
FTI Consulting, Inc.*	11,400	702,696
Fuel Tech, Inc.*	3,600	81,540
G & K Services, Inc., Class A	5,500	206,360
Geo Group, Inc. (The)*	12,200	341,600
GeoEye, Inc.*	3,800	127,870
Healthcare Services Group, Inc.	10,650	225,567
Herman Miller, Inc.	15,400	498,806
Hudson Highland Group, Inc.*	6,700	56,347
Huron Consulting Group, Inc.*	4,200	338,646
ICT Group, Inc.*	1,600	19,120
IHS, Inc., Class A*	7,600	460,256
IKON Office Solutions, Inc.	22,500	292,950
Interface, Inc.	13,500	220,320
Kelly Services, Inc., Class A	6,300	117,558
Kenexa Corp.*	6,400	124,288
Kforce, Inc.*	8,000	78,000
Knoll, Inc.	10,900	179,087
Korn/ Ferry International*	12,000	225,840
Layne Christensen Co.*	4,100	201,761
LECG Corp.*	6,300	94,878
M & F Worldwide Corp.*	3,000	161,550
Manhattan Associates, Inc.*	6,600	173,976
McGrath Rentcorp	6,500	167,375
Mine Safety Appliances Co.	6,800	352,716
Mobile Mini, Inc.*	8,900	165,006
Multi-Color Corp.	2,500	68,675
Navigant Consulting, Inc.*	12,100	165,407
Odyssey Marine Exploration, Inc.	11,700	72,423
On Assignment, Inc.*	9,100	63,791
PeopleSupport, Inc.	4,900	67,032
PHH Corp.*	12,000	211,680
Pike Electric Corp.	3,600	60,336
Resources Connection, Inc.	12,500	227,000
Rollins, Inc.	9,350	179,520
SAIC, Inc.*	38,900	782,668
Schawk, Inc., Class A	3,000	46,560
School Specialty, Inc.*	5,500	190,025
Spherion Corp.*	11,800	85,904
Standard Parking Corp.*	900	43,641
Standard Register Co.	2,900	33,814
Steiner Leisure Ltd.*	4,200	185,472
Taleo Corp., Class A	3,500	104,230
Team, Inc.*	3,900	142,662
TeleTech Holdings, Inc.*	10,500	223,335
Tetra Technology, Inc.*	14,400	309,600
United Stationers, Inc.*	5,600	258,776
Viad Corp.	5,200	164,216
Volt Information Sciences, Inc.*	2,800	51,128
Waste Connections, Inc.*	16,600	512,940
Waste Industries U.S.A., Inc.	1,300	47,190
Waste Services, Inc.	3,900	33,423
Watson Wyatt Worldwide, Inc.	10,300	478,023

		14,501,548

Communications Equipment (2.1%)
3Com Corp.*	92,100	416,292
Acme Packet, Inc.*	5,600	70,504
ADTRAN, Inc.	14,300	305,734
Anaren, Inc.*	4,700	77,503
Arris Group, Inc.*	35,620	355,488
Avanex Corp.*	48,400	48,400
Avocent Corp.*	12,300	286,713
Bel Fuse, Inc., Class B	2,400	70,248
Bigband Networks, Inc.	3,400	17,476
Black Box Corp.	4,600	166,382
Comtech Group, Inc.*	4,900	78,939
Comtech Telecommunications Corp.*	5,200	280,852
Digi International, Inc.*	5,000	70,950
Ditech Networks, Inc.*	6,300	21,861
Dycom Industries, Inc.*	9,200	245,180
EMS Technologies*	3,800	114,912
Extreme Networks, Inc.*	29,200	103,368
Finisar Corp.*	56,500	81,925

2007 Annual Report 13

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
Foundry Networks, Inc.*	33,900	$593,928
Harmonic, Inc.*	21,100	221,128
Harris Stratex Networks, Inc., Class A	5,200	86,840
Interactive Intelligence, Inc.*	3,200	84,320
Ixia*	10,900	103,332
Loral Space & Communications, Inc.	2,300	78,775
MasTec, Inc.*	9,000	91,530
MRV Communications, Inc.*	33,100	76,792
Netgear, Inc.*	8,400	299,628
Network Equipment Technologies, Inc.*	5,000	42,100
Ntelos Holding Corp.	6,800	201,892
Oplink Communications, Inc.*	6,100	93,635
OpNext, Inc.*	3,300	29,205
Optium Corp.*	4,200	33,096
Orbcomm, Inc.	4,600	28,934
Packeteer, Inc.	10,300	63,448
Plantronics, Inc.	11,700	304,200
Polycom, Inc.*	21,200	588,936
Powerwave Technologies, Inc.*	31,000	124,930
Seachange International, Inc.	5,600	40,488
Shoretel, Inc.*	1,300	18,161
Sonus Networks, Inc.*	64,500	376,035
Sycamore Networks, Inc.*	48,100	184,704
Symmetricom, Inc.*	11,800	55,578
Tekelec*	15,000	187,500
U.T. Starcom, Inc.*	29,200	80,300
ViaSat, Inc.*	5,900	203,137

		7,105,279

Computers & Peripherals (0.9%)
3par Inc.	800	10,240
Adaptec, Inc.*	29,300	99,034
Avid Technology, Inc.*	10,100	286,234
Compellent Technologies, Inc.*	700	8,421
Cray, Inc.	9,400	56,306
Data Domain, Inc.*	1,700	44,778
Electronics for Imaging, Inc.*	13,800	310,224
Emulex Corp.*	20,700	337,824
Hurco Co., Inc.*	1,600	69,840
Hutchinson Technology, Inc.*	5,700	150,024
Hypercom Corp.*	14,100	70,218
Imation Corp.	8,600	180,600
Immersion Corp.*	6,900	89,355
Integral Systems, Inc.	1,561	36,309
Intermec, Inc.*	14,700	298,557
Limelight Networks, Inc.	2,900	19,981
LivePerson, Inc.*	11,600	61,944
Monotype Imaging Holdings, Inc.*	1,800	27,306
Netezza Corp.*	1,600	22,080
Neutral Tandem, Inc.*	1,000	19,020
Palm, Inc.	23,000	145,820
Quantum Corp.*	47,900	128,851
Rackable Systems, Inc.*	7,900	79,000
Rimage Corp.*	2,900	75,255
Silicon Graphics, Inc.	900	16,452
Smart Modular Technologies WWH, Inc.*	12,400	126,232
STEC, Inc.*	6,500	56,810
Stratasys, Inc.*	5,100	131,784
Super Micro Computer, Inc.	800	6,136
Synaptics, Inc.*	5,900	242,844

		3,207,479

Construction & Engineering (0.6%)
Aecom Technology Corp.*	10,400	297,128
Comfort Systems U.S.A., Inc.	8,800	112,464
EMCOR Group, Inc.*	15,400	363,902
Granite Construction, Inc.	8,200	296,676
Insituform Technologies, Inc., Class A	7,400	109,520
Integrated Electrical Services, Inc.	3,700	69,523
Perini Corp.*	6,500	269,230
Walter Industries, Inc.	12,600	452,718

		1,971,161

Construction Materials (0.2%)
Headwaters, Inc.*	9,700	113,878
Michael Baker Corp.*	2,000	82,200
Texas Industries, Inc.	6,660	466,866
U.S. Concrete, Inc.*	10,500	34,965

		697,909

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	14,700	149,352
Advanta Corp., Class B	9,150	73,841
Cash America International, Inc.	6,600	213,180
CompuCredit Corp.*	5,300	52,894
Credit Acceptance Corp*	1,000	20,670
Dollar Financial Corp.*	4,200	128,898
EZCORP, Inc., Class A*	9,100	102,739
First Cash Financial Services, Inc.*	6,500	95,420
Nelnet, Inc., Class A	3,300	41,943
Q.C. Holdings, Inc.	600	6,750
World Acceptance Corp.*	4,700	126,806

		1,012,493

14 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Consumer Goods (0.3%)
1-800-Flowers.Com, Inc.*	7,000	$61,110
American Dairy, Inc.	900	11,655
CEC Entertainment, Inc.*	5,700	147,972
Central Garden & Pet Co., Class A	15,900	85,224
Helen of Troy Ltd.*	7,500	128,550
Jamba, Inc.*	14,700	54,390
Jo-Ann Stores, Inc.*	5,200	68,016
Nexcen Brands, Inc.	12,600	60,984
Tempur-Pedic International, Inc.	18,000	467,460

		1,085,361

Containers & Packaging (0.6%)
AEP Industries Inc.*	1,700	54,417
AptarGroup, Inc.	16,700	683,197
Chesapeake Corp.	5,200	26,988
Graphic Packaging Corp.*	13,000	47,970
Greif, Inc., Class A	7,700	503,349
Myers Industries, Inc.	5,700	82,479
Rock-Tenn Co., Class A	8,600	218,526
Silgan Holdings, Inc.	6,200	322,028

		1,938,954

Data Processing (0.1%)
Heckmann Corp.	10,600	77,910
Hicks Aquisition Co., Inc.	11,400	104,766
Nrdc Aquisition Corp.	8,100	74,277
Triple Crown Acquisition Corp.	9,700	88,658

		345,611

Distributors (0.3%)
Audiovox Corp.	3,400	42,160
Beijing Med-Pharm Corp.	7,400	81,252
Building Materials Holding Corp.	7,500	41,475
Core-Mark Holding Co., Inc.*	2,700	77,544
MWI Veterinary Supply, Inc.*	2,400	96,000
Potlatch Corp.	9,500	422,180
Scansource, Inc.*	6,500	210,275
Source Interlink Cos., Inc.*	11,300	32,544

		1,003,430

Diversified Consumer Services (1.3%)
Bright Horizons Family Solutions, Inc.*	6,400	221,056
Capella Education Co.*	2,400	157,104
Coinstar, Inc.*	6,800	191,420
Corinthian Colleges, Inc.*	20,600	317,240
CPI Corp.	1,300	30,615
DeVry, Inc.	14,400	748,224
Home Solutions of America, Inc.	8,200	8,200
Jackson Hewitt Tax Service, Inc.	7,300	231,775
Matthews International Corp., Class A	7,200	337,464
Pre-Paid Legal Services, Inc.*	2,200	121,770
Premier Exhibitions, Inc.*	7,300	79,862
Regis Corp.	10,800	301,968
Sotheby’s	15,800	601,980
Stewart Enterprises, Inc., Class A	24,400	217,160
Strayer Education, Inc.	3,500	597,030
Trueblue, Inc.*	11,300	163,624
Universal Technical Institute, Inc.*	5,800	98,600

		4,425,092

Diversified Financial Services (0.8%)
Apollo Investment Corp.	27,500	468,875
Asset Acceptance Capital Corp.	3,900	40,599
Assured Guaranty Ltd.	18,500	490,990
ASTA Funding, Inc.	2,800	74,032
Blackrock Kelso Capital Corp.	1,400	21,392
Chimera Investment Corp.	7,000	125,160
Compass Diversified Trust	5,500	81,950
Duff & Phelps Corp., Class A*	1,700	33,456
Encore Capital Group, Inc.*	5,000	48,400
Epoch Holding Corp.	2,900	43,500
Fbr Capital Markets Corp.	6,100	58,438
Financial Federal Corp.	6,800	151,572
Interactive Brokers Group, Inc., Class A*	9,000	290,880
Ladenburg Thalmann Financial	18,300	38,796
Newstar Financial, Inc.	2,800	23,184
optionsXpress Holdings, Inc.	10,900	368,638
Portfolio Recovery Associates, Inc.	3,200	126,944
Primus Guaranty Ltd.	9,200	64,492
Prospect Energy Corp.	6,200	80,910
Pzena Investment Management, Inc., Class A	500	5,700
Resource America, Inc., Class A	4,000	58,680
U.S. Global Investors, Inc, Class A	3,400	56,644
W.P. Stewart & Co. Ltd.	5,800	29,638

		2,782,870

Diversified Minerals (0.0%)
General Moly, Inc.	12,500	145,875

Diversified Telecommunication Services (1.0%)
Alaska Communications Systems Group, Inc.	11,300	169,500
Aruba Networks, Inc.*	2,800	41,748
Atlantic Tele-Network, Inc.	2,300	77,694

2007 Annual Report 15

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
Cbeyond, Inc.*	5,000	$194,950
Cincinnati Bell, Inc.*	59,700	283,575
Cogent Communications Group, Inc.*	12,100	286,891
Fairpoint Communications, Inc.	8,300	108,066
General Communication, Inc., Class A*	13,300	116,375
Globalstar, Inc.	3,400	27,200
Golden Telecom, Inc.*	3,800	383,610
IDT Corp.	12,300	103,935
Iowa Telecommunications Services, Inc.	7,100	115,446
North Pittsburgh Systems, Inc.	4,400	99,836
PAETEC Holding Corp.*	16,500	160,875
Premiere Global Services, Inc.*	15,100	224,235
Shenandoah Telecommunications Co.	5,000	119,900
SureWest Communications	2,700	46,170
Time Warner Telecom, Inc.*	34,800	706,092
Vonage Holdings Corp.	20,100	46,230

		3,312,328

Electric Utilities (1.1%)
Allete, Inc.	6,500	257,270
Central Vermont Public Service	2,900	89,436
Cleco Corp.	14,600	405,880
El Paso Electric Co.*	11,100	283,827
Empire District Electric Co.	7,300	166,294
IDACORP, Inc.	10,000	352,200
ITC Holdings Corp.	10,300	581,126
MGE Energy, Inc.	4,600	163,162
Otter Tail Co.	6,600	228,360
Portland General Electric Co.	7,900	219,462
UIL Holdings Corp.	6,200	229,090
UniSource Energy Corp.	8,600	271,330
Westar Energy, Inc.	23,200	601,808

		3,849,245

Electrical Equipment (1.4%)
A.O. Smith Corp.	5,000	175,250
Acuity Brands, Inc.	10,000	450,000
American Superconductor Corp.*	9,900	270,666
Baldor Electric Co.	11,100	373,626
Belden, Inc.	10,900	485,050
Encore Wire Corp.	6,300	100,296
Energy Conversion Devices, Inc.*	9,000	302,850
EnerSys*	5,800	144,768
Evergreen Solar, Inc.*	19,700	340,219
Franklin Electric Co., Inc.	5,000	191,350
FuelCell Energy, Inc.*	14,800	146,816
Genlyte Group, Inc.*	6,900	656,880
GrafTech International Ltd.*	24,200	429,550
LSI Industries, Inc.	5,100	92,820
Medis Technologies, Inc.*	6,100	94,123
Powell Industries, Inc.*	1,600	70,512
Power-One, Inc.*	14,200	56,658
Preformed Line Products Co.	900	53,550
Regal-Beloit Corp.	7,500	337,125
Superior Essex, Inc.*	5,400	129,600
Vicor Corp.	3,700	57,683

		4,959,392

Electronic Equipment & Instruments (2.3%)
Acacia Research — Acacia Technologies	7,400	66,452
Agilysys, Inc.	5,000	75,600
Anixter International, Inc.*	7,100	442,117
AuthenTec, Inc.*	1,100	15,983
Benchmark Electronics, Inc.*	17,600	312,048
Checkpoint Systems, Inc.*	8,900	231,222
Cogent Communications Group, Inc.*	10,700	119,305
Cognex Corp.	11,300	227,695
CPI International, Inc.*	900	15,390
CTS Corp.	9,000	89,370
Daktronics, Inc.	7,700	173,789
DTS, Inc.*	4,800	122,736
Echelon Corp.*	7,500	154,800
Electro Scientific Industries, Inc.*	7,200	142,920
Excel Technology, Inc.*	3,000	81,300
Faro Technologies, Inc.*	4,300	116,874
FEI Co.*	9,000	223,470
FLIR Systems, Inc.*	32,000	1,001,600
Insight Enterprises, Inc.*	12,100	220,704
IPG Photonics Corp.*	1,700	33,983
Itron, Inc.*	6,970	668,911
Kemet Corp.*	19,200	127,296
L-1 Identity Solutions, Inc.*	13,500	242,325
Littlefuse, Inc.*	5,800	191,168
LoJack Corp.*	4,700	79,007
Measurement Specialties, Inc.	3,900	86,190
Mercury Computer Systems, Inc.*	5,600	90,216
Methode Electronics	9,400	154,536
MTS Systems Corp.	4,400	187,748
Multi-Fineline Electronix, Inc.	2,100	36,414
Newport Corp.*	9,300	118,947
On2 Technologies, Inc.	30,100	30,702
OSI Systems, Inc.*	4,100	108,527

16 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Electronic Equipment & Instruments (continued)
Oyo Geospace Corp.	1,100	$82,896
P.C. Connection, Inc.*	1,300	14,755
Park Electrochemical Corp.	5,000	141,200
Plexus Corp.*	11,200	294,112
RadiSys Corp.*	6,000	80,400
Rofin-Sinar Technologies, Inc.*	7,100	341,581
Rogers Corp.*	3,900	169,143
Sonic Solutions*	6,300	65,457
Stoneridge, Inc.*	2,000	16,080
Synnex Corp.*	3,100	60,760
Technitrol, Inc.	9,200	262,936
TTM Technologies, Inc.*	11,000	128,260
Universal Display Corp.*	7,100	146,757
X-Rite, Inc.*	7,300	84,826
Zygo Corp.	5,000	62,300

		7,940,808

Energy Equipment & Services (1.6%)
Allis-Chalmers Energy, Inc.*	5,300	78,175
Atwood Oceanics, Inc.*	6,400	641,536
Basic Energy Services, Inc.*	10,500	230,475
Bristow Group, Inc.*	4,500	254,925
Bronco Drilling Co., Inc.	7,200	106,920
Cal Dive International, Inc.*	8,962	118,657
CARBO Ceramics, Inc.	4,500	167,400
Complete Production Services*	10,500	188,685
Dawson Geophysical Co.*	1,600	114,336
Drill-Quip, Inc.*	6,300	350,658
ENGlobal Corp.	3,600	40,896
Exide Technologies	18,300	146,400
Hercules Offshore, Inc.*	20,110	478,216
Lufkin Industries	3,900	223,431
NATCO Group, Inc., Class A*	4,300	232,845
Newpark Resources, Inc.*	22,100	120,445
Oil States International Inc.*	11,900	406,028
Parker Drilling Co.*	24,900	187,995
PHI, Inc.*	3,800	117,876
Pioneer Drilling Co.*	10,500	124,740
RPC Energy Services, Inc.	6,500	76,115
Sulphco, Inc.	8,500	44,370
Superior Offshore International, Inc.	800	4,016
Superior Well Services, Inc.*	3,900	82,758
T-3 Energy Services, Inc.*	1,700	79,917
Trico Marine Services, Inc.*	2,400	88,848
Union Drilling, Inc.*	2,300	36,271
W-H Energy Services, Inc.*	7,400	415,954
Willbros Group, Inc.*	8,500	325,465

		5,484,353

Environmental (0.1%)
ION Geophysical Corp.*	18,800	296,664

Food & Staples Retailing (1.1%)
Andersons, Inc. (The)	3,400	152,320
Arden Group, Inc., Class A	200	30,938
Benihana, Inc., Class A	4,100	52,275
Cal-Maine Foods, Inc.	3,400	90,202
Carrols Restaurant Group, Inc.	1,000	9,580
Casey’s General Stores, Inc.	12,500	370,125
Central European Distribution Corp.*	8,500	493,680
Great Atlantic & Pacific Tea Co., Inc.*	5,140	161,036
Ingles Markets, Inc., Class A	3,200	81,248
Longs Drug Stores Corp.	7,500	352,500
Nasch Finch Co.	3,500	123,480
Pantry, Inc.*	5,900	154,167
Performance Food Group Co.*	8,700	233,769
PriceSmart, Inc.	2,800	84,168
Ruddick Corp.	10,000	346,700
Spartan Stores, Inc.	5,700	130,245
Treehouse Foods, Inc.*	6,900	158,631
United Natural Foods, Inc.*	10,700	339,404
Village Super Market, Inc., Class A	600	30,534
Weis Markets, Inc.	2,600	103,844
Winn-Dixie Stores, Inc.*	8,600	145,082

		3,643,928

Food Products (0.9%)
Alico, Inc.	600	21,900
Chiquita Brands International, Inc.*	9,400	172,866
Farmer Brothers Co.	900	20,691
Flowers Foods, Inc.	18,750	438,938
Fresh Del Monte Produce, Inc.*	6,900	231,702
Green Mountain Coffee, Inc.*	3,800	154,660
Hain Celestial Group, Inc.*	9,900	316,800
Imperial Sugar Co.	3,000	56,310
J & J Snack Foods Corp.	2,800	87,584
Lancaster Colony Corp.	5,500	218,350
Lance, Inc.	7,600	155,192
Maui Land & Pineapple Co., Inc.*	900	26,199
Peet’s Coffee & Tea, Inc.*	3,800	110,466
Pilgrim’s Pride Corp.	9,400	272,130
Ralcorp Holding, Inc.*	5,800	352,582
Reddy Ice Holdings, Inc.	4,600	116,426
Sanderson Farms, Inc.	3,600	121,608
Seaboard Corp.	74	108,780
Tootsie Roll Industries, Inc.	8,700	238,554

		3,221,738

2007 Annual Report 17

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Gas Distribution (0.1%)
Approach Resources	1,000	$12,860
Piedmont Natural Gas Co., Inc.	17,200	449,952

		462,812

Gas Utilities (0.7%)
CVR Energy, Inc.*	4,100	102,254
EnergySouth, Inc.	1,700	98,600
Laclede Group, Inc. (The)	4,700	160,928
New Jersey Resources Corp.	6,800	340,136
Nicor, Inc.	10,300	436,205
Northwest Natural Gas Co.	6,100	296,826
South Jersey Industries, Inc.	7,200	259,848
Southwest Gas Corp.	10,600	315,562
WGL Holdings, Inc.	11,200	366,912

		2,377,271

Health Care Equipment & Supplies (3.7%)
Abaxis, Inc.*	5,100	182,886
ABIOMED, Inc.*	6,000	93,240
Accuray, Inc.*	4,600	70,012
Align Technology, Inc.*	14,400	240,192
American Medical Systems Holdings, Inc.*	17,500	253,050
Analogic Corp.	2,900	196,388
Angiodynamics, Inc.	4,400	83,776
Arthrocare Corp.*	6,300	302,715
Aspect Medical Systems, Inc.	4,400	61,600
Cantel Medical Corp.	1,900	27,702
Cepheid, Inc.*	13,300	350,455
Conceptus, Inc.*	7,200	138,528
CONMED Corp.*	7,400	171,014
Cutera, Inc.*	2,300	36,110
Cyberonics, Inc.*	4,700	61,852
Cynosure, Inc.*	1,500	39,690
Datascope Corp.	2,800	101,920
ev3, Inc.	11,380	144,640
Greatbatch, Inc.*	4,700	93,953
Haemonetics Corp.*	6,400	403,328
Hansen Medical, Inc.*	2,600	77,844
Hologic, Inc.*	28,860	1,980,950
I-Flow Corp.	4,100	64,698
ICU Medical, Inc.*	3,400	122,434
Immucor, Inc.*	16,600	564,234
Insulet Corp.*	2,000	46,960
Integra LifeSciences Holdings*	3,900	163,527
Invacare Corp.	6,400	161,280
Inverness Medical Innovations, Inc.*	16,360	919,105
Jazz Pharmaceuticals, Inc.	2,100	30,870
Kensey Nash Corp.*	3,300	98,736
LifeCell Corp.*	7,700	331,947
Masimo Corp.*	3,000	118,350
Matria Healthcare, Inc.*	5,300	125,981
Medical Action Industries, Inc.	2,800	58,380
Mentor Corp.	7,600	297,160
Meridian Bioscience, Inc.	9,850	296,288
Merit Medical Systems, Inc.*	6,800	94,520
Micrus Endovascular Corp.	4,100	80,688
Nanosphere, Inc.*	900	12,591
Natus Medical, Inc.*	5,800	112,230
Northstar Neuroscience, Inc.	5,800	53,940
Nuvasive, Inc.*	8,500	335,920
NxStage Medical, Inc.*	5,600	84,952
Orasure Technologies, Inc.*	11,400	101,346
Palomar Medical Technologies, Inc.*	3,800	58,216
Quidel Corp.*	6,300	122,661
Sirona Dental Systems, Inc.*	3,600	120,528
SonoSite, Inc.*	4,400	148,148
Spectranetics Corp.*	8,300	127,239
Stereotaxis, Inc.*	6,500	79,430
Steris Corp.	15,800	455,672
SurModics, Inc.*	3,800	206,226
Symmetry Medical, Inc.*	7,900	137,697
Synutra International, Inc.	700	21,140
Thoratec Corp.*	13,000	236,470
Tomotherapy, Inc.*	3,000	58,680
Trans1, Inc.*	900	14,823
Ventana Medical Systems, Inc.*	6,400	558,272
Vital Signs, Inc.	2,300	117,576
Volcano Corp.	7,100	88,821
West Pharmaceutical Services, Inc.	8,000	324,720
Wright Medical Group, Inc.*	7,900	230,443
Zoll Medical Corp.*	4,300	114,896

		12,609,640

Health Care Providers & Services (2.3%)
Air Methods Corp.*	2,800	139,076
Alliance Imaging, Inc.*	6,500	62,530
Amedisys, Inc.*	5,800	281,416
American Dental Partners*	1,700	17,051
AMERIGROUP Corp.*	12,200	444,690
AMN Healthcare Services, Inc.*	8,500	145,945
Amsurg Corp.*	7,900	213,774
Animal Health International, Inc.	1,900	23,370
Apria Healthcare Group, Inc.*	9,600	207,072
Assisted Living Concepts, Inc.*	12,800	96,000
Capital Senior Living Corp.	4,200	41,706
Centene Corp.*	9,900	271,656
Chemed Corp.	5,400	301,752

18 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
CorVel Corp.*	2,000	$46,040
Cross Country Healthcare, Inc.*	7,900	112,496
CryoLife, Inc.*	4,500	35,775
Emergency Medical Services	1,900	55,632
Emeritus Co.	2,400	60,360
Ensign Group Inc	200	2,880
Genoptix, Inc.*	1,000	30,700
Gentiva Health Services, Inc.*	7,400	140,896
HealthExtras, Inc.*	8,000	208,640
Healthsouth Corp.*	19,000	399,000
Healthspring, Inc.*	10,700	203,835
Healthways, Inc.*	8,500	496,740
HMS Holdings Corp.*	5,400	179,334
Hythiam, Inc.*	8,800	25,784
InVentiv Health, Inc.*	7,600	235,296
Kindred Healthcare, Inc.*	6,300	157,374
Landauer, Inc.	2,300	119,255
LCA-Vision, Inc.	5,000	99,850
LHC Group, Inc.*	4,000	99,920
Magellan Health Services, Inc.*	9,500	442,985
Medcath Corp.*	3,000	73,680
Molina Healthcare, Inc.*	3,400	131,580
National Healthcare Corp.	1,300	67,210
Nighthawk Radiology Holdings, Inc.*	5,200	109,460
Odyssey Healthcare, Inc.*	7,700	85,162
Owens & Minor, Inc.	9,800	415,814
Providence Service Corp.*	2,900	81,606
PSS World Medical, Inc.*	16,700	326,819
Psychiatric Solutions, Inc.*	12,900	419,250
Radiation Therapy Services, Inc.	3,500	108,185
RehabCare Group, Inc.*	4,300	97,008
Res-Care, Inc.*	6,000	150,960
Skilled Healthcare Group, Inc.*	4,500	65,835
Sun Healthcare Group, Inc.*	10,500	180,285
Sunrise Senior Living, Inc.*	10,200	312,936
Virtual Radiologic Corp.*	500	10,140
Visicu, Inc.*	4,000	47,480

		8,082,240

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.*	13,500	262,170
Computer Programs & Systems, Inc.	2,400	54,576
Eclipsys Corp.*	11,100	280,941
GTx, Inc.*	4,200	60,270
Lincoln Educational Services	100	1,472
Omicell, Inc.*	8,500	228,905
Phase Forward*	10,300	224,025
TriZetto Group, Inc. (The)*	11,600	201,492
Vital Images, Inc.*	4,700	84,929

		1,398,780

Hotels, Restaurants & Leisure (2.3%)
AFC Enterprises*	6,400	72,448
Ambassadors Group, Inc.	4,200	76,902
Ameristar Casinos, Inc.	6,300	173,502
Bally Technologies, Inc.*	12,900	641,388
BJ’s Restaurants, Inc.*	4,300	69,918
Bluegreen Corp.	3,600	25,884
Bob Evans Farms, Inc.	8,300	223,519
Buffalo Wild Wings, Inc.*	3,100	71,982
California Pizza Kitchen, Inc.*	5,900	91,863
CBRL Group, Inc.	5,400	174,906
Chipotle Mexican Grill, Inc.*	7,900	972,095
Churchill Downs, Inc.	2,000	107,940
CKE Restaurants, Inc.	12,500	165,000
Denny’s Corp.*	23,800	89,250
Domino’s Pizza, Inc.	10,800	142,884
Dover Downs Gaming & Entertainment, Inc.	3,200	36,000
Gaylord Entertainment Co.*	9,900	400,653
Great Wolf Resorts, Inc.*	5,900	57,879
IHOP Corp.	3,700	135,346
Isle of Capri Casinos, Inc.*	4,900	67,473
Jack in the Box, Inc.*	14,340	369,542
Krispy Kreme Doughnuts, Inc.	13,100	41,396
Landry’s Restaurants, Inc.	3,400	66,980
Life Time Fitness, Inc.*	7,600	377,568
Lodgian, Inc.	3,400	38,284
Magna Entertainment Corp., Class A	8,100	7,857
Marcus Corp.	5,300	81,885
McCormick & Schmick’s Seafood Restaurants, Inc.*	4,400	52,492
Monarch Casino & Resort, Inc.*	2,200	52,976
Morgans Hotel Group Co.*	5,600	107,968
Morton’s Restaurant Group, Inc.	2,800	26,124
MTR Gaming Group, Inc.*	5,300	35,987
Multimedia Games, Inc.*	6,800	56,712
O’Charley’s, Inc.	6,400	95,872
P.F. Chang’s China Bistro, Inc.*	5,400	123,336
Papa John’s International, Inc.*	5,800	131,660
Pinnacle Entertainment, Inc.*	14,500	341,620
Red Robin Gourmet Burgers*	3,500	111,965
Riviera Holdings Corp.	2,000	61,600
Ruby Tuesday, Inc.	13,300	129,675
Ruth’s Chris Steak House, Inc.*	6,100	54,534

2007 Annual Report 19

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Shuffle Master, Inc.*	8,400	$100,716
Six Flags, Inc.	18,200	36,946
Sonic Corp.*	14,800	324,120
Speedway Motorsports, Inc.	2,800	87,024
Steak n Shake Co. (The)*	5,500	59,950
Texas Roadhouse, Inc., Class A	13,000	143,780
Town Sports International Holdings, Inc.	4,200	40,152
Triarc Cos., Inc.	13,700	120,012
Trump Entertainment Resorts, Inc.*	9,800	42,140
Vail Resorts, Inc.*	7,600	408,956
WMS Industries, Inc.*	9,850	360,904

		7,887,565

Household Durables (0.8%)
American Greetings Corp., Class A	12,600	255,780
Avatar Holdings*	1,700	71,094
Beazer Homes U.S.A., Inc.	9,700	72,071
Blyth Industries, Inc.	6,300	138,222
Brookfield Homes Corp.	2,500	39,500
Champion Enterprises, Inc.*	18,700	176,154
CSS Industries, Inc.	2,000	73,400
Ethan Allen Interiors, Inc.	5,700	162,450
Furniture Brands International, Inc.	11,900	119,714
Hooker Furniture Corp.	2,800	56,280
Hovnanian Enterprises, Inc., Class A*	10,000	71,700
iRobot Corp.*	4,300	77,744
Kimball International, Inc., Class B	7,300	100,010
La-Z-Boy, Inc.	11,000	87,230
Libbey, Inc.	3,700	58,608
Lifetime Brands, Inc.	3,400	44,132
M/I Homes, Inc.	3,200	33,600
Meritage Corp.*	6,500	94,705
National Presto Industries, Inc.	900	47,394
Palm Harbor Homes, Inc.	2,000	21,100
Russ Berrie & Co., Inc.*	3,200	52,352
Sealy Corp.	9,700	108,543
Skyline Corp.	1,800	52,830
Standard Pacific Corp.	18,300	61,305
Syntax-Brillian Corp.	17,400	53,592
Tarragon Realty Investors, Inc.*	1,200	1,800
Tupperware Brands Corp.	14,200	469,026
Universal Electronics, Inc.*	3,600	120,384
WCI Communities, Inc.	9,400	35,532

		2,756,252

Household Products (0.1%)
Spectrum Brands, Inc.*	9,900	52,767
WD-40 Co.	4,600	174,662

		227,429

Independent Power Producers & Energy Traders (0.1%)
Ormat Technologies, Inc.	3,600	198,036

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	3,400	130,526
Standex International Corp.	2,500	43,625
Tredegar Industries, Inc.	6,200	99,696

		273,847

Insurance (3.1%)
Alfa Corp.	7,100	153,857
American Equity Investment Life Holding Co.	14,600	121,034
American Physicians Capital, Inc.	2,500	103,650
Amerisafe, Inc.*	5,100	79,101
AmTrust Financial Services, Inc.	6,900	95,013
Argo Group International Holdings Ltd.*	7,109	299,502
Aspen Insurance Holdings Ltd.	21,300	614,292
Baldwin & Lyons, Inc., Class B	1,600	43,936
Castlepoin Holdings Ltd.	500	6,000
Citizens, Inc.	10,000	55,300
CNA Surety Corp.*	3,200	63,328
Commerce Group, Inc.	12,100	435,358
Crawford & Co., Class B*	5,100	21,165
Darwin Professional Underwriters, Inc.	1,600	38,672
Delphi Financial Group, Inc., Class A	10,600	373,968
Donegal Group, Inc., Class A	2,200	37,774
eHealth, Inc.*	3,500	112,385
EMC Insurance Group, Inc.	1,200	28,404
Employers Holdings, Inc.	10,900	182,139
Enstar Group Ltd.	1,500	183,630
FBL Financial Group, Inc., Class A	3,000	103,590
First Acceptance Corp.*	1,800	7,596
First Mercury Financial Corp.*	3,600	87,840
Flagstone Reinsurance Holdings Ltd.	2,100	29,190
FPIC Insurance Group, Inc.*	2,500	107,450
Greenlight Capital Ltd.*	3,300	68,607
Hallmark Financial Services, Inc.	300	4,758
Harleysville Group, Inc.	3,900	137,982
Hilb, Rogal & Hobbs Co.	8,900	361,073
Horace Mann Educators Corp.	10,600	200,764
Independence Holding Co.	400	5,060
Infinity Property & Casualty Corp.	3,500	126,455

20 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Insurance (continued)
IPC Holdings Ltd.	14,700	$424,389
Kansas City Life Insurance Co.	700	30,513
LandAmerica Financial Group, Inc.	3,400	113,730
Max Re Capital Ltd.	14,600	408,654
Meadowbrook Insurance Group, Inc.*	5,900	55,519
Midland Co. (The)	2,100	135,849
Montpelier Re Holdings Ltd.	24,900	423,549
National Financial Partners Corp.	8,600	392,246
National Interstate Corp.	1,700	56,270
National Western Life Insurance Co., Class A	500	103,685
Navigators Group, Inc.*	3,300	214,500
Nymagic, Inc.	1,600	37,008
Odyssey Re Holdings Corp.	6,900	253,299
Phoenix Cos., Inc. (The)	27,700	328,799
Platinum Underwriters Holdings Ltd.	13,800	490,728
PMA Capital Corp., Class A*	8,200	67,404
Presidential Life Corp.	6,000	105,060
ProAssurance Corp.*	8,100	444,852
Ram Holdings Ltd.	4,800	23,712
RLI Corp.	5,100	289,629
Safety Insurance Group, Inc.	4,300	157,466
Scottish Re Group Ltd.	9,600	6,960
Seabright Insurance Holdings*	6,000	90,480
Security Capital Assurance Ltd.	6,600	25,674
Selective Insurance Group, Inc.	13,300	305,767
State Auto Financial Corp.	2,800	73,640
Stewart Information Services Corp.	4,300	112,187
Tower Group, Inc.	5,200	173,680
United America Indemnity Ltd., Class A	6,700	133,464
United Fire & Casualty Corp.	5,400	157,086
Universal American Financial Corp.*	11,900	304,521
Validus Holdings Ltd.*	3,100	80,538
Zenith National Insurance Corp.	8,800	393,624

		10,703,355

Internet & Catalog Retail (0.8%)
Blue Nile, Inc.*	3,000	204,180
Constant Contact, Inc.*	1,200	25,800
FTD Group, Inc.	4,900	63,112
Gaiam, Inc.*	4,500	133,560
GSI Commerce, Inc.*	5,200	101,400
Knot, Inc. (The)*	6,800	108,392
Netflix, Inc.*	11,400	303,468
Overstock.com, Inc.*	4,000	62,120
PetMed Express, Inc.*	5,700	68,970
priceline.com, Inc.*	9,100	1,045,226
Shutterfly, Inc.*	3,100	79,422
Stamps.com, Inc.*	4,900	59,682
Systemax, Inc.	2,100	42,672
ValueVision International, Inc., Class A	8,000	50,320
VistaPrint Ltd.*	10,400	445,640

		2,793,964

Internet Software & Services (2.5%)
American Public Education, Inc.*	1,000	41,780
Ariba, Inc.*	19,400	216,310
Art Technology Group, Inc.*	32,900	142,128
Asiainfo Holdings, Inc.*	7,900	86,900
Athenahealth, Inc.	1,300	46,800
Bankrate, Inc.*	2,500	120,225
Blue Coat Systems, Inc.*	7,500	246,525
CNET Networks, Inc.*	36,700	335,438
comScore, Inc.*	1,500	48,945
CyberSource Corp.*	15,724	279,415
DealerTrack Holdings, Inc.*	8,600	287,842
Dice Holdings, Inc.*	2,700	21,573
Digital River, Inc.*	10,000	330,700
DivX, Inc.*	5,700	79,800
EarthLink, Inc.*	27,700	195,839
Equinix, Inc.*	8,700	879,309
Eresearch Technology, Inc.*	9,700	114,654
Global Crossing Ltd.*	8,900	196,245
Greenfield Online	6,100	89,121
Hsw International	1,300	8,099
Ibasis, Inc.	5,900	30,267
Imergent, Inc.	1,900	20,121
Infospace, Inc.	8,400	157,920
Internap Network Services*	11,900	99,127
Internet Capital Group, Inc.	8,200	96,268
Interwoven, Inc.*	10,700	152,154
iPass, Inc.*	9,300	37,758
J2 Global Communications, Inc.*	12,000	254,040
Keynote Systems, Inc.	4,900	68,845
Liquidity Services, Inc.*	2,100	27,090
Loopnet, Inc.*	7,000	98,350
Marchex, Inc., Class B	7,700	83,622
Mercadolibre, Inc.*	3,700	273,356
NIC, Inc.	7,900	66,676
Omniture, Inc.*	7,900	262,991
Online Resources & Commmunications Corp.*	7,500	89,400
Openwave Systems, Inc.	17,300	44,980
Orbitz Worldwide, Inc.*	6,900	58,650

2007 Annual Report 21

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Internet Software & Services (continued)
Perficient, Inc.*	7,200	$113,328
Pros Holdings, Inc.*	1,200	23,544
RealNetworks, Inc.*	24,800	151,032
S1 Corp.	13,800	100,740
Savvis, Inc.*	6,700	186,997
Smith Micro Software, Inc.*	7,500	63,525
Sohu.com, Inc.*	6,600	359,832
SonicWALL, Inc.*	15,800	169,376
Synchronoss Technologies, Inc.*	4,200	148,848
Techtarget	1,100	16,258
Terremark Worldwide, Inc.	13,800	89,700
TheStreet.com, Inc.	5,200	82,784
Travelzoo, Inc.	2,000	27,360
United Online, Inc.	16,200	191,484
ValueClick, Inc.*	24,100	527,790
Veraz Networks, Inc.*	100	482
Vignette Corp.*	7,300	106,653
Visual Sciences, Inc.*	5,100	94,248
Vocus, Inc.*	3,400	117,402
Websense, Inc.*	11,000	186,780

		8,447,426

IT Services (1.3%)
Bearingpoint, Inc.*	49,000	138,670
BladeLogic, Inc.*	900	26,613
CACI International, Inc., Class A*	7,500	335,775
Cass Information Systems, Inc.	1,260	42,097
Ciber, Inc.*	11,000	67,210
CSG Systems International, Inc.*	8,000	117,760
Enernoc, Inc.*	700	34,370
Euronet Worldwide, Inc.*	11,250	337,500
Exlservice Holdings, Inc.*	4,900	113,092
Forrester Research, Inc.*	3,000	84,060
Gartner, Inc. *	16,800	295,008
Gevity HR, Inc.	6,500	49,985
Global Cash Access, Inc.	8,900	53,934
Heartland Payment Systems, Inc.	3,300	88,440
iGATE Corp.*	3,800	32,186
infoUSA, Inc.	6,200	55,366
Isilon Systems, Inc.	200	1,016
Lionbridge Technologies, Inc.*	12,200	43,310
ManTech International Corp., Class A	4,800	210,336
MAXIMUS, Inc.	4,000	154,440
MPS Group, Inc.*	23,200	253,808
Ness Technologies, Inc.*	6,800	62,764
Perot Systems Corp., Class A*	19,700	265,950
RightNow Technologies, Inc.*	4,500	71,325
Safeguard Scientifics, Inc.	23,100	41,580
Sapient Corp.*	20,000	176,200
SI International, Inc.*	3,500	96,145
SRA International, Inc., Class A	10,000	294,500
Sykes Enterprises, Inc.*	8,100	145,800
Syntel, Inc.	3,100	119,412
TNS, Inc.	6,600	117,150
Tyler Technologies, Inc.*	8,300	106,987
Virtusa Corp.*	400	6,932
Wright Express Corp.*	9,700	344,253

		4,383,974

Leisure Equipment & Products (0.5%)
Arctic Cat, Inc.	3,800	45,372
Callaway Golf Co.	16,100	280,623
Gander Mountain Co.*	2,700	13,311
JAKKS Pacific, Inc.*	7,300	172,353
Leapfrog Enterprises, Inc.*	8,700	58,551
Marine Products Corp.	1,000	7,010
Marvel Entertainment, Inc.*	12,400	331,204
Nautilus, Inc.	9,000	43,650
Polaris Industries, Inc.	8,200	391,714
RC2 Corp.*	5,000	140,350
Smith & Wesson Holding Corp.*	7,500	45,750
Steinway Musical Instruments, Inc.	2,500	68,925
Sturm Ruger & Co., Inc.*	5,800	48,024

		1,646,837

Life Sciences Tools & Services (0.9%)
Affymetrix, Inc.*	15,700	363,298
Albany Molecular Research*	6,400	92,032
Bruker Bioscience Corp.*	14,600	194,180
Dionex Corp.*	4,700	389,442
Enzo Biochem, Inc.*	6,600	84,084
Illumina, Inc.*	12,900	764,454
Kendle International, Inc.*	2,700	132,084
Luminex Corp.*	9,300	151,032
PAREXEL International Corp.*	6,800	328,440
Pharmanet Development Group, Inc.*	4,100	160,761
Valhi, Inc.	1,400	22,316
Varian, Inc.*	7,400	483,220
Verenium Corp.	7,700	38,423

		3,203,766

Machinery (2.8%)
3D Systems Corp.	4,000	61,760
Accuride Corp.*	4,400	34,584
Actuant Corp.	13,200	448,932
Albany International Corp., Class A	7,200	267,120

22 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Altra Holdings, Inc.	3,700	$61,531
American Railcar Industries, Inc.	2,700	51,975
American Science & Engineering, Inc.	2,000	113,500
Ampco-Pittsburgh Corp.	1,800	68,634
Astec Industries, Inc.*	4,600	171,074
ASV, Inc.*	4,100	56,785
Badger Meter, Inc.	3,100	139,345
Barnes Group, Inc.	11,200	373,968
Briggs & Stratton Corp.	12,000	271,920
Bucyrus International, Inc., Class A	9,000	894,510
Cascade Corp.	2,700	125,442
Chart Industries, Inc.*	3,600	111,240
Circor International, Inc.	4,000	185,440
Clarcor, Inc.	12,400	470,828
Columbus McKinnon Corp.*	4,800	156,576
Commercial Vehicle Group, Inc.	4,400	63,800
Dynamic Materials Corp.	3,100	182,590
EnPro Industries, Inc.*	4,700	144,055
ESCO Technologies, Inc.*	6,300	251,622
Federal Signal Corp.	11,800	132,396
Flow International Corp.*	10,200	95,064
Force Protection, Inc.*	15,500	72,540
FreightCar America, Inc.	3,000	105,000
Gehl Co.*	2,700	43,308
Gorman-Rupp	2,975	92,820
Greenbrier Cos., Inc.	4,000	89,040
Hardinge, Inc.	3,300	55,374
Kadant, Inc.*	3,100	91,977
Kaydon Corp.	6,400	349,056
Lindsay Manufacturing Co.	2,600	183,794
Middleby Corp.*	3,300	252,846
Miller Industries, Inc.	1,900	26,011
Mueller Industries, Inc.	8,300	240,617
Mueller Water Products, Inc., Class A	28,000	266,560
NACCO Industries, Inc., Class A	1,200	119,628
Nordson Corp.	8,200	475,272
RBC Bearings, Inc.*	5,400	234,684
Robbins & Myers, Inc.	3,400	257,142
Sun Hydraulics Corp.	3,100	78,213
Tecumseh Products Co.*	4,200	98,322
Tennant Co.	4,100	181,589
Titan International, Inc.	5,300	165,678
Trimas Corp.*	2,300	24,357
TurboChef Technologies, Inc.*	5,400	89,100
Twin Disc, Inc.	1,300	92,001
Valmont Industries, Inc.	4,500	401,040
Wabash National Corp.	6,200	47,678
Wabtec Corp.	11,300	389,172
Watts Industries, Inc.	7,700	229,460

		9,686,970

Manufacturing (0.4%)
Applied Micro Circuits Corp.*	17,900	156,446
AZZ, Inc.*	3,000	85,050
Bioform Medical, Inc.	1,100	7,513
Blount International, Inc.*	9,500	116,945
Coleman Cable, Inc.	3,100	29,295
Darling International, Inc.*	17,900	206,924
Gerber Scientific, Inc.*	4,700	50,760
II-VI, Inc*	5,800	177,190
L.B. Foster Co.*	2,300	118,979
Park-Ohio Holdings Corp.	2,400	60,240
Polypore International, Inc.	2,900	50,750
Woodward Governor Co.	7,200	489,240

		1,549,332

Marine (0.5%)
American Commercial Lines, Inc.*	12,600	204,624
Arlington Tankers Ltd.	2,400	53,112
Double Hull Tankers, Inc.	6,300	77,112
Eagle Bulk Shipping, Inc.	10,500	278,775
Genco Shipping & Trading Ltd. ADR — MH	4,900	268,324
General Maritime Corp. ADR — MH	6,200	151,590
Great Lakes Dredge & Dock Co.	1,400	12,208
Nordic American Tanker Shipping Ltd.	6,700	219,894
Ship Finance International	7,700	213,367
TBS International Ltd.*	1,200	39,672
Ultrapetrol Bahamas Ltd.*	3,900	66,339

		1,585,017

Media (1.5%)
Arbitron, Inc.	6,300	261,891
Belo Corp., Class A	20,900	364,496
Carmike Cinemas, Inc.	4,400	31,944
Charter Communications, Inc.*	100,500	117,585
Cinemark Holdings, Inc.	5,700	96,900
Citadel Broadcasting Co.	47,270	97,376
CKX, Inc.*	8,300	99,600
Courier Corp.	2,000	66,020
Cox Radio, Inc.*	8,300	100,845
Crown Media Holdings, Inc.	3,300	21,450
Cumulus Media, Inc.*	8,600	69,144
D.G. Fastchannel, Inc.*	3,700	94,868

2007 Annual Report 23

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
Dolan Media Co.	2,200	$64,174
Emmis Communications Corp.*	9,300	35,805
Entercom Communications Corp.	8,100	110,889
Entravision Communications Corp.*	17,200	134,676
Fisher Cos., Inc.*	1,100	41,756
GateHouse Media, Inc.	6,500	57,070
Gemstar-TV Guide International, Inc.*	60,700	288,932
Gray Television, Inc.	8,600	68,972
Harris Interactive, Inc.	11,000	46,860
Interactive Data Corp.	8,100	267,381
Journal Communications, Inc.	11,600	103,704
Knology, Inc.*	5,300	67,734
Lakes Entertainment, Inc.*	5,400	37,422
Lee Enterprises, Inc.	11,300	165,545
Lin TV Corp., Class A*	5,500	66,935
Live Nation, Inc.*	17,900	259,908
LodgeNet Entertainment Corp.*	6,200	108,128
Martha Stewart Living Omnimedia, Inc.*	6,600	61,182
Media General, Inc., Class A	4,500	95,625
Mediacom Communications Corp.*	15,200	69,768
Morningstar, Inc.*	3,000	233,250
National Cinemedia, Inc.	10,200	257,142
Nexstar Broadcasting Group, Inc., Class A	2,800	25,592
Playboy Enterprises, Inc.	5,700	51,984
Primedia, Inc.	10,483	89,106
Radio One, Inc., Class D*	19,400	45,978
RCN Corp.	6,400	99,776
Salem Communications Corp., Class A	1,600	10,544
Scholastic Corp.*	7,800	272,142
Sinclair Broadcast Group, Inc.	13,500	110,835
Spanish Broadcasting System, Inc.*	9,300	17,205
Sun-Times Media Group, Inc.	20,400	44,880
TiVo, Inc.*	24,700	205,998
Valassis Communications, Inc., Class A*	11,700	136,773
Westwood One, Inc.	18,100	36,019
World Wrestling Federation Entertainment, Inc.	5,700	84,132

		5,295,941

Metals & Mining (1.6%)
A.M. Castle & Co.	2,900	78,851
AMCOL International Corp.	5,700	205,371
Apex Silver Mines Ltd.*	14,300	217,932
Brush Engineered Materials, Inc.*	4,900	182,280
Century Aluminum Co.*	7,110	383,513
Claymont Steel Holdings, Inc.	1,500	35,025
Coeur d’Alene Mines Corp.*	110,000	543,400
Compass Minerals International, Inc.	7,800	319,800
Esmark, Inc.	2,300	32,499
Gibraltar Industries, Inc.	6,300	97,146
Haynes International, Inc.*	2,600	180,700
Hecla Mining Co.*	27,300	255,255
Horsehead Holding Corp.	1,500	25,455
Kaiser Aluminum Corp.	3,800	302,024
Metal Management, Inc.	6,200	282,286
Northwest Pipe Co.*	2,600	101,764
Oilsands Quest, Inc.	30,700	125,256
Olympic Steel, Inc.	1,700	53,907
Quanex Corp.	8,600	446,340
Royal Gold, Inc.	5,600	170,912
RTI International Metals, Inc.*	5,300	365,329
Schnitzer Steel Industries, Inc.	5,300	366,389
Stillwater Metals & Mining Co.*	8,700	84,042
U.S. Gold Corp.	13,000	38,480
Universal Stainless & Alloy Products, Inc.*	1,900	67,583
Uranium Resources, Inc.*	12,700	158,496
Worthington Industries, Inc.	16,800	300,384

		5,420,419

Multi-Utilities (0.5%)
Aquila, Inc.*	85,100	317,423
Avista Corp.	12,900	277,866
Black Hills Corp.	9,100	401,310
C.H. Energy Group, Inc.	3,900	173,706
Northwestern Corp.	8,000	236,000
PNM Resources, Inc.	18,600	398,970

		1,805,275

Multiline Retail (0.1%)
99 Cents Only Stores*	11,800	93,928
Bon-Ton Stores, Inc.	3,000	28,470
Conn’s, Inc.*	3,500	59,885
Fred’s, Inc.	10,900	104,967
Retail Ventures, Inc.	4,600	23,414
Tuesday Morning Corp.	9,500	48,165

		358,829

Oil, Gas & Consumable Fuels (3.8%)
Alon U.S.A. Energy, Inc.	3,200	86,976
Alpha Natural Resources, Inc.*	15,800	513,184
Apco Argentina, Inc.	683	18,796

24 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Arena Resources, Inc.*	6,900	$287,799
Atlas America, Inc.	5,500	325,490
ATP Oil & Gas Corp.*	5,800	293,132
Aventine Renewable Energy Holdings, Inc.	7,500	95,700
Berry Petroleum Co., Class A	9,600	426,720
Bill Barrett Corp.*	7,600	318,212
Bois d’Arc Energy, Inc.*	3,500	69,475
BPZ Energy, Inc.*	13,000	145,340
Brigham Exploration Co.*	13,000	97,760
Callon Petroleum Corp.*	5,200	85,540
Carrizo Oil & Gas, Inc.*	5,500	301,125
Clayton Williams Energy, Inc.*	1,700	52,972
Clean Energy Fuel Corp.	3,200	48,448
Comstock Resources, Inc.*	10,800	367,200
Concho Resources, Inc.*	4,700	96,867
Contango Oil & Gas Co.	3,200	162,848
Crosstex Energy, Inc.	9,000	335,160
Delek U.S. Holdings, Inc.	2,100	42,483
Delta Petroleum Corp.*	16,300	307,255
Edge Petroleum Corp.*	8,200	48,626
Encore Acquisition Co.*	12,900	430,473
Energy Infrastructure Acquisition Corp.	5,200	52,728
Energy Partners Ltd.*	7,282	86,000
Evergreen Energy, Inc.*	17,800	39,694
EXCO Resources, Inc.*	15,100	233,748
Exterran Holdings, Inc.*	14,477	1,184,219
F.X. Energy, Inc.	10,600	60,208
Geoglobal Resources, Inc.	5,300	26,235
Geokinetics, Inc.	2,200	42,790
Geomet, Inc.	1,800	9,360
GMX Resources, Inc.*	2,900	93,612
Goodrich Petroleum Corp.	4,000	90,480
Grey Wolf, Inc.*	45,100	240,383
Gulf Island Fabrication, Inc.	3,100	98,301
Gulfport Energy Corp.*	5,600	102,256
Harvest Natural Resources, Inc.*	9,500	118,750
Hornbeck Offshore Services, Inc.*	5,100	229,245
International Coal Group, Inc*	28,200	151,152
Mariner Energy, Inc.*	20,100	459,888
Markwest Hydrocarbon, Inc.	1,800	112,770
Matrix Service Corp.*	6,700	146,194
McMoRan Exploration Co.*	9,100	119,119
Meridian Resource Corp. (The)*	18,000	32,580
NGP Capital Resources Co.	5,200	81,276
Nova Biosource Fuels, Inc.	3,600	10,440
Pacific Ethanol, Inc.	7,300	59,933
Parallel Petroleum Corp.*	9,900	174,537
Penn Virginia Corp.	9,400	410,122
Petrohawk Energy Corp.*	40,900	707,979
Petroleum Development Corp.*	3,800	224,694
Petroquest Energy, Inc.*	10,200	145,860
Rentech, Inc.	41,400	74,934
Rex Energy Corp.*	1,200	14,316
Rossetta Resources, Inc.*	12,500	247,875
Stone Energy Corp.*	6,300	295,533
Swift Energy Co.*	6,700	295,537
Toreador Resources Corp.	5,000	34,950
TXCO Resources, Inc.*	9,000	108,540
U.S. BioEnergy Corp.*	4,200	49,182
USEC, Inc.*	26,000	234,000
Vaalco Energy, Inc.*	11,900	55,335
Venoco, Inc.*	2,700	53,811
VeraSun Energy Corp.*	8,700	132,936
Warren Resources, Inc.*	14,900	210,537
Whiting Petroleum Corp.*	10,200	588,132
World Fuel Services Corp.	6,400	185,792

		13,083,544

Other Financial (0.1%)
Information Services Group, Inc.*	8,100	55,485
Kayne Anderson Energy Development	1,700	38,947
Marathon Acquisition Corp.	7,200	56,016
NTR Acquisition Co.	6,300	59,850
Patriot Capitol Funding, Inc.	6,400	64,576
Pennantpark Investment Corp.	5,900	59,118
Pinnacle Financial Partners, Inc.*	3,100	78,802

		412,794

Paper & Forest Products (0.3%)
AbitibiBowater, Inc.	13,152	271,063
Buckeye Technologies, Inc.*	8,100	101,250
Deltic Timber Corp.	2,200	113,278
Glatfelter Co.	11,100	169,941
Mercer International, Inc.*	8,000	62,640
Neenah Paper, Inc.	3,700	107,855
Schweitzer-Mauduit International, Inc.	3,900	101,049
Wausau-Mosinee Paper Corp.	9,000	80,910

		1,007,986

Personal Products (0.3%)
American Oriental Bioengineering, Inc.*	12,600	139,608
Chattem, Inc.*	3,800	287,052
Elizabeth Arden, Inc.*	6,000	122,100

2007 Annual Report 25

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Personal Products (continued)
Hhgregg, Inc.*	1,400	$19,264
Inter Parfums, Inc.	1,700	30,549
Mannatech, Inc.	5,500	34,760
Nu Skin Enterprises, Inc., Class A	12,500	205,375
Prestige Brands Holdings, Inc.*	8,600	64,328
Revlon Co., Inc., Class A*	45,000	53,100
USANA Health Sciences, Inc.*	1,700	63,036

		1,019,172

Pharmaceuticals (3.5%)
Acadia Pharmaceuticals, Inc.*	8,100	89,667
Adams Respiratory Therapeutics, Inc.*	8,600	513,764
Akorn, Inc.	14,400	105,696
Alexion Pharmaceuticals, Inc.*	8,800	660,264
Alexza Pharmaceuticals, Inc.	3,600	29,124
Allos Therapeutics, Inc.	11,600	72,964
Alnylam Pharmaceuticals, Inc.*	8,600	250,088
Alpharma, Inc., Class A*	10,000	201,500
Altus Pharmaceuticals, Inc.	3,100	16,058
AMAG Pharmaceuticals Inc.*	4,140	248,938
Arena Pharmaceuticals, Inc.*	18,500	144,855
Auxilium Pharmaceuticals, Inc.*	7,600	227,924
Bentley Pharmaceuticals, Inc.	3,800	57,342
Biodel, Inc.	700	16,261
Biomarin Pharmaceutical, Inc.*	22,400	792,960
Bionovo, Inc.*	6,300	10,773
Bradley Pharmaceutical*	2,600	51,220
Cadence Pharmaceuticals, Inc.	4,100	60,926
Caraco Pharmaceutical Laboratories Ltd.*	1,800	30,870
Cubist Pharmaceuticals, Inc.*	13,600	278,936
Cypress Bioscience, Inc.*	8,000	88,240
Discovery Laboratories, Inc.*	21,500	46,225
Durect Corp.*	16,100	103,523
Encysive Pharmaceuticals, Inc.*	26,200	22,270
Human Genome Sciences, Inc.*	32,600	340,344
Idenix Pharmaceuticals, Inc.*	3,000	8,100
Indevus Pharmaceuticals, Inc.*	16,300	113,285
Isis Pharmaceuticals, Inc.*	20,000	315,000
Javelin Pharmaceuticals, Inc.	7,500	28,050
Keryx Biopharmaceuticals, Inc.*	10,800	90,720
KV Pharmaceutical Co., Class A*	8,600	245,444
Ligand Pharmaceutical, Class B	18,300	88,389
Map Pharmaceuticals	800	14,008
Medicines Co. (The)*	12,600	241,416
Medicis Pharmaceutical Corp., Class A	12,700	329,819
MGI Pharma, Inc.*	19,200	778,176
Minrad International, Inc.	13,800	44,850
Momenta Pharmaceuticals, Inc.*	6,200	44,268
Nabi Biopharmaceuticals	12,200	44,042
Nastech Pharmaceutical Co., Inc.*	6,600	25,080
Noven Pharmaceuticals, Inc.*	6,700	92,996
Obagi Medical Products, Inc.*	2,000	36,580
Onyx Pharmaceuticals, Inc.*	12,870	715,830
OSI Pharmaceuticals, Inc.*	13,900	674,289
Pain Therapeutics, Inc.*	8,900	94,340
Par Pharmaceutical Cos., Inc.*	7,500	180,000
Penwest Pharmaceuticals Co.	7,200	42,120
Perrigo Co.	18,400	644,184
PharMerica Corp.*	7,432	103,156
Poniard Pharmaceuticals, Inc.	7,700	33,957
Pozen, Inc.*	7,000	84,000
Progenics Pharmaceuticals, Inc.*	6,300	113,841
Regeneron Pharmaceuticals, Inc.*	15,400	371,910
Rigel Pharmaceuticals, Inc.*	6,800	172,652
Salix Pharmaceuticals, Inc.*	12,200	96,136
Santarus, Inc.	16,500	45,375
Savient Pharmaceuticals, Inc.*	12,100	277,937
Sciele Pharma, Inc.*	7,900	161,555
Sirtris Pharmaceuticals, Inc.	1,600	21,904
Somaxon Parmaceuticals, Inc.	3,700	19,277
Sucampo Pharmaceuticals, Inc., Class A*	400	7,336
SuperGen, Inc.	13,500	49,275
Synta Pharmaceuticals Corp.	1,500	10,050
Trubion Pharmaceuticals, Inc.	1,000	10,000
United Therapeutics Corp.*	4,800	468,720
Valeant Pharmaceuticals International*	23,100	276,507
Vanda Pharmaceuticals, Inc.	6,700	46,096
Viropharma, Inc.*	17,100	135,774
XenoPort, Inc.*	4,900	273,812

		12,130,988

Real Estate Investment Trusts (REITs) (4.7%)
Acadia Realty Trust	7,900	202,319
Agree Realty Corp.	2,000	60,200
Alesco Financial, Inc.	11,600	38,048
Alexander’s, Inc.*	400	141,300
American Campus Communities, Inc.	6,700	179,895
American Financial Realty Trust	29,100	233,382
Anthracite Capital, Inc.	15,300	110,772
Anworth Mortgage Asset Corp.	11,700	96,642
Arbor Realty Trust, Inc.	3,500	56,385
Ashford Hospitality Trust, Inc.	25,950	186,580

26 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Real Estate Investment Trusts (continued)
Associated Estates Realty Corp.	5,200	$49,088
Biomed Realty Trust, Inc.	14,900	345,233
BRT Realty Trust	2,500	38,250
Capital Lease Funding, Inc.	10,900	91,778
Capital Trust International, Class A	3,700	113,405
CBRE Realty Finance, Inc.	5,200	27,768
Cedar Shopping Centers, Inc.	10,900	111,507
Corporate Office Properties Trust	9,500	299,250
Cousins Properties, Inc.	10,300	227,630
Crystal River Capital, Inc.	5,100	73,644
DCT Industrial Trust, Inc.	40,800	379,848
Deerfield Capital Corp.	14,000	112,000
DiamondRock Hospitality Co.	22,900	343,042
Digital Reality Trust, Inc.	13,600	521,832
EastGroup Properties, Inc.	5,800	242,730
Education Realty Trust, Inc.	8,000	89,920
Entertainment Properties Trust	6,800	319,600
Equity Lifestyle Properties, Inc.	4,900	223,783
Equity One, Inc.	8,900	204,967
Extra Space Storage, Inc.	15,700	224,353
Felcor Lodging Trust, Inc.	15,200	236,968
First Industrial Realty Trust	10,400	359,840
First Potomac Realty Trust	6,000	103,740
Franklin Street Properties Corp.	13,100	193,880
Friedman, Billings, Ramsey Group, Inc.	31,400	98,596
Getty Realty Corp.	3,500	93,380
Glimcher Realty Trust	9,800	140,042
GMH Communities Trust	8,200	45,264
Gramercy Capital Corp.	5,500	133,705
Healthcare Realty Trust, Inc.	12,300	312,297
Hersha Hospitality Trust	8,100	76,950
HFF, Inc., Class A*	3,000	23,220
Highwood Properties, Inc.	13,800	405,444
Home Properties of New York, Inc.	7,600	340,860
Impac Mortgage Holdings	18,800	10,528
Inland Real Estate Corp.	14,200	201,072
Investors Real Estate Trust	12,000	107,640
JER Investors Trust, Inc.	7,300	78,621
Kite Realty Group Trust	5,200	79,404
Lasalle Hotel Properties	9,700	309,430
Lexington Realty Trust	16,600	241,364
LTC Properties, Inc.	5,000	125,250
Luminent Mortgage Capital, Inc.	23,500	18,330
Maguire Properties, Inc.	8,400	247,548
Medical Properties Trust, Inc.	10,200	103,938
MFA Mortgage Investments, Inc.	29,500	272,875
Mid-America Apartment Communities, Inc.	6,400	273,600
National Health Investors, Inc.	5,300	147,870
National Retail Properties, Inc.	16,400	383,432
Nationwide Health Properties, Inc.	21,500	675,100
Newcastle Investment Corp.	10,900	141,264
NorthStar Realty Finance Corp.	13,100	116,852
Omega Healthcare Investors, Inc.	15,000	240,750
Parkway Properties, Inc.	3,900	144,222
Pennsylvania Real Estate Investment Trust	7,800	231,504
Post Properties, Inc.	10,000	351,200
PS Business Parks, Inc.	3,500	183,925
Quadra Realty Trust, Inc.	2,400	19,296
RAIT Financial Trust	16,400	141,368
Ramco-Gershenson Properties Trust	4,600	98,302
Realty Income Corp.	24,400	659,288
Redwood Trust, Inc.	5,700	195,168
Resource Capital Corp.	4,200	39,102
Saul Centers, Inc.	2,900	154,947
Senior Housing Properties Trust	20,400	462,672
Sovran Self Storage, Inc.	5,000	200,500
Strategic Hotel Capital, Inc.	18,100	302,813
Sun Communities, Inc.	4,600	96,922
Sunstone Hotel Investors, Inc.	15,300	279,837
Tanger Factory Outlet Centers, Inc.	7,100	267,741
U-Store-It Trust	11,500	105,340
Universal Health Realty Income Trust	3,300	116,952
Urstadt Biddle Properties, Class A	4,000	62,000
Washington Real Estate Investment Trust	10,900	342,369
Winthrop Realty Trust	9,200	48,668

		16,188,341

Real Estate Management & Development (0.4%)
Alexandria Real Estate Equities, Inc. (b)	7,700	782,859
Consolidated Tomoka Land Co.	1,200	75,216
Dupont Fabros Technology, Inc.	7,600	148,960
Grubb & Ellis Co.	5,100	32,691
Hilltop Holdings, Inc.	9,900	108,108
Meruelo Maddux Properties, Inc.*	8,900	35,600
Mission West Properties, Inc.	3,100	29,481
Move, Inc.*	21,100	51,695
Stratus Properties	800	27,152
Tejon Ranch Co.	2,300	93,955
Thomas Properties Group, Inc.	6,900	74,382

		1,460,099

2007 Annual Report 27

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Road & Rail (0.4%)
AMERCO*	2,400	$157,632
Arkansas Best Corp.	4,700	103,118
Celadon Group, Inc.	6,700	61,372
Dollar Thrifty Automotive Group, Inc.*	5,600	132,608
Genesee & Wyoming, Inc., Class A*	6,800	164,356
Heartland Express, Inc.	14,200	201,356
Knight Transportation, Inc.	14,000	207,340
Marten Transport Ltd.*	2,841	39,632
Old Dominion Freight Line, Inc.*	7,300	168,703
Patriot Transportation Holding, Inc.	200	18,446
Saia, Inc.*	3,500	46,550
Universal Truckload Services, Inc.	900	17,244
Werner Enterprises, Inc.	10,100	172,003

		1,490,360

Semiconductors & Semiconductor Equipment (3.1%)
Actel Corp.*	5,300	72,398
Advanced Analogic Technologies, Inc.*	9,400	106,032
Advanced Energy Industries, Inc.*	8,800	115,104
Amis Holdings, Inc.*	16,400	164,328
Amkor Technology, Inc.*	23,700	202,161
Anadigics, Inc.*	14,300	165,451
Asyst Technologies, Inc.*	9,900	32,274
Atheros Communications*	13,400	409,236
ATMI, Inc.*	8,600	277,350
Axcelis Technologies, Inc.*	25,000	115,000
Brooks Automation, Inc.*	17,200	227,212
Cabot Microelectronics Corp.*	6,100	219,051
Cavium Networks, Inc.*	1,100	25,322
Cirrus Logic, Inc.*	21,700	114,576
Cohu, Inc.	5,700	87,210
Conexant Systems, Inc.*	120,100	99,683
Credence Systems Corp.*	20,400	49,368
Cymer, Inc.*	7,200	280,296
Diodes, Inc.*	7,550	227,028
DSP Group, Inc.*	7,200	87,840
Eagle Test Systems, Inc.*	1,900	24,282
Entegris, Inc.*	27,300	235,599
Exar Corp.*	11,000	87,670
FormFactor, Inc.*	10,900	360,790
Genesis Microchip, Inc.*	7,600	65,132
Hittite Microwave Corp.*	3,600	171,936
Intevac, Inc.*	5,300	77,062
IXYS Corp.	4,800	38,496
Kulicke & Soffa Industries, Inc.*	14,700	100,842
Lattice Semiconductor Corp.*	30,600	99,450
LTX Corp.	12,500	39,750
Mattson Technology, Inc.*	13,000	111,280
Micrel, Inc.	13,800	116,610
Microsemi Corp.*	18,500	409,590
Microtune, Inc.*	10,800	70,524
MIPS Technologies, Inc.*	10,800	53,568
MKS Instruments, Inc.*	12,300	235,422
Monolithic Power System, Inc.*	6,200	133,114
Netlogic Microsystems, Inc.*	4,100	132,020
OmniVision Technologies, Inc.*	12,300	192,495
On Semiconductor Corp.*	58,600	520,368
PDF Solutions, Inc.*	5,800	52,258
Pericom Semiconductor Corp.*	6,400	119,680
Photronics, Inc.*	8,900	110,983
PLX Technology, Inc.*	7,200	66,960
PMC-Sierra, Inc.*	51,700	338,118
RF Micro Devices, Inc.*	65,204	372,315
Rubicon Technology, Inc.	1,000	23,750
Rudolph Technologies, Inc.*	7,200	81,504
Semitool, Inc.*	4,500	39,060
Semtech Corp.*	13,900	215,728
Sigma Designs, Inc.*	6,900	380,880
Silicon Image, Inc.*	18,700	84,524
Silicon Storage Technology, Inc.*	19,100	57,109
SiRF Technology Holdings, Inc.*	14,000	351,820
Skyworks Solutions, Inc.*	38,800	329,800
Spansion, Inc., Class A*	22,000	86,460
Standard Microsystems Corp.*	5,900	230,513
Supertex, Inc.*	3,200	100,128
Techwell, Inc.*	2,600	28,626
Tessera Technologies, Inc.*	11,600	482,560
Trident Microsystems, Inc.*	14,100	92,496
TriQuint Semiconductor, Inc.*	34,000	225,420
Ultra Clean Holdings, Inc.*	4,800	58,560
Ultratech Stepper, Inc.*	5,800	65,772
Veeco Instruments, Inc.*	8,300	138,610
Volterra Semiconductor Corp.	5,300	58,459
Zoran Corp.*	12,000	270,120

		10,815,133

Service Companies (0.1%)
Heidrick & Struggles International, Inc.	4,600	170,706
Protection One, Inc.	500	5,945
Starent Networks Corp.*	3,100	56,575

		233,226

28 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Software (3.6%)
ACI Worldwide, Inc.*	9,500	$180,880
Actuate Corp.*	14,900	115,773
Advent Software, Inc.*	4,400	238,040
Ansoft Corp.*	4,600	118,910
Ansys, Inc.*	18,700	775,302
Aspen Technology, Inc.*	20,200	327,644
Blackbaud, Inc.	10,700	300,028
Blackboard, Inc.*	7,100	285,775
Borland Software Corp.*	19,100	57,491
Bottomline Technologies, Inc.	5,500	77,000
Chordiant Software, Inc.*	8,400	71,820
Commvault Systems, Inc.*	9,000	190,620
Comverge, Inc.	1,100	34,639
Concur Technologies, Inc.*	10,400	376,584
Deltek, Inc.	1,200	18,276
Double-Take Software, Inc.*	2,200	47,784
Epicor Software Corp.*	14,600	171,988
EPIQ Systems, Inc.*	6,900	120,129
eSPEED, Inc.*	6,000	67,800
Falconstor Software, Inc.*	8,800	99,088
I2 Technologies, Inc.	4,600	57,960
Informatica Corp.*	20,600	371,212
Innerworkings, Inc.*	6,200	107,012
InterVoice-Brite, Inc.*	10,500	83,895
INVESTools, Inc.*	13,100	232,394
Jack Henry & Associates, Inc.	19,000	462,460
JDA Software Group, Inc.*	6,700	137,082
Lawson Software, Inc.*	30,700	314,368
Macrovision Corp.*	11,800	216,294
Magma Design Automation, Inc.*	10,000	122,100
Mentor Graphics Corp.*	21,800	235,004
MICROS Systems, Inc.*	9,800	687,568
MicroStrategy, Inc.*	2,200	209,220
Midway Games, Inc.*	9,300	25,668
MSC Software Corp.*	10,800	140,292
Net 1 UEPS Technologies, Inc.*	10,100	296,536
Nuance Communications, Inc.*	34,900	651,932
Opentv Corp.	14,500	19,140
Parametric Technology Corp.*	27,800	496,230
Pegasystems, Inc.	2,000	23,860
Progress Software Corp.*	10,000	336,800
QAD, Inc.	1,800	16,812
Quality Systems, Inc.	4,500	137,205
Quest Software, Inc.*	17,100	315,324
Radiant Systems, Inc.*	7,100	122,333
Renaissance Learning, Inc.	1,200	16,800
Secure Computing Corp.*	11,500	110,400
Solera Holdings, Inc.*	6,500	161,070
Sourcefire, Inc.	400	3,336
Sourceforge, Inc.	11,400	27,930
SPSS, Inc.*	4,500	161,595
Successfactors Inc	1,400	16,548
Sybase, Inc.*	22,100	576,589
Take-Two Interactive Software, Inc.*	16,500	304,425
THQ, Inc.*	15,400	434,126
Tibco Software, Inc.*	46,200	372,834
Ticc Capital Corp.	6,500	59,995
Ultimate Software Group, Inc. (The)*	6,000	188,820
Unica Corp.	1,200	11,100
Vasco Data Security International, Inc.*	6,500	181,480
Wind River Systems, Inc.*	18,200	162,526

		12,283,846

Specialty Retail (2.1%)
A.C. Moore Arts & Crafts, Inc.	5,900	81,125
Aaron Rents, Inc.	10,700	205,868
Aeropostale, Inc.*	16,350	433,275
Asbury Automotive Group, Inc.	6,400	96,320
Bebe Stores, Inc.	7,100	91,306
Big 5 Sporting Goods Corp.	6,200	89,404
Blockbuster, Inc.*	42,900	167,310
Books-A-Million, Inc.	4,500	53,640
Borders Group, Inc.	12,800	136,320
Buckle, Inc. (The)	2,900	95,700
Build-A-Bear-Workshop, Inc.*	4,300	59,985
Cabela’s, Inc., Class A*	9,600	144,672
Cache, Inc.*	3,900	36,426
Casual Male Retail Group, Inc.	9,500	49,210
Cato Corp.	7,100	111,186
Charlotte Russe Holding, Inc.*	6,500	104,975
Charming Shoppes*	29,900	161,759
Children’s Place Retail Store, Inc. (The)*	5,000	129,650
Christopher & Banking Corp.	7,800	89,310
Citi Trends, Inc.*	4,000	61,760
Collective Brands, Inc.*	15,200	264,328
CSK Auto Corp.*	8,300	41,583
Dress Barn, Inc.*	12,400	155,124
DSW, Inc. Class A	3,200	60,032
Eddie Bauer Holdings, Inc.*	5,600	35,560
FGX International Holdings Ltd.	1,700	20,145
Finish Line, Inc., Class A (The)	13,800	33,396
G-III Apparel Group*	3,800	56,126
Genesco, Inc.*	5,100	192,780
Group 1 Automotive, Inc.	5,900	140,125
Gymboree Corp.*	6,400	194,944
Haverty Furniture Cos., Inc.	5,100	45,849

2007 Annual Report 29

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Hibbett Sports, Inc.*	8,300	$165,834
Hot Topic, Inc.*	10,600	61,692
J Crew Group, Inc.*	9,400	453,174
Jos. A. Bank Clothiers, Inc.*	3,900	110,955
Lithia Motors, Inc., Class A	3,200	43,936
Lululemon Athletica, Inc.*	3,200	151,584
MarineMax, Inc.*	4,100	63,550
Men’s Wearhouse, Inc.	13,100	353,438
Monro Muffler, Inc.	4,750	92,578
New York & Co., Inc.*	5,600	35,728
Pacific Sunwear of California*	15,800	222,938
Pep Boys — Manny, Moe & Jack (The)	9,700	111,356
Pier 1 Imports, Inc.*	21,800	114,014
Rent-A-Center, Inc.*	17,100	248,292
Sally Beauty Holdings, Inc.*	20,800	188,240
Select Comfort Corp.*	12,500	87,625
Shoe Carnival, Inc.*	2,800	39,508
Sonic Automotive, Inc.	7,600	147,136
Stage Stores, Inc.	9,400	139,120
Stein Mart, Inc.	8,900	42,186
Syms Corp.	800	12,080
Talbots, Inc.	4,600	54,372
Tween Brands, Inc.*	5,400	142,992
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,400	41,160
West Marine, Inc.*	3,900	35,022
Wet Seal, Inc. (The), Class A	21,500	50,095
Zale Corp.*	9,700	155,782
Zumiez, Inc.*	4,300	104,748

		7,108,328

Technology (0.0%)
Arrowhead Research Corp.	10,300	38,934

Telephones (0.1%)
Consolidated Communications Holdings, Inc.	4,600	91,540
Rural Cellular Corp., Class A*	3,100	136,679

		228,219

Textiles, Apparel & Luxury Goods (1.2%)
Brown Shoe Co., Inc.	9,800	148,666
Carter’s, Inc.*	13,100	253,485
Cherokee, Inc.	2,200	70,994
Cole (Kenneth) Productions, Inc., Class A	2,600	45,474
Columbia Sportswear Co.	3,600	158,724
Deckers Outdoor Corp.*	3,000	465,180
Fossil, Inc.*	10,600	444,988
Heelys, Inc.	2,200	15,312
Iconix Brand Group, Inc.*	12,500	245,750
K-Swiss, Inc., Class A	6,400	115,840
Kellwood Co.	5,500	91,520
Maidenform Brands, Inc.*	5,800	78,474
Movado Group, Inc.	3,500	88,515
Oxford Industries, Inc.	3,800	97,926
Perry Ellis International, Inc.*	3,500	53,830
Quiksilver, Inc.*	28,100	241,098
Skechers U.S.A., Inc., Class A*	4,300	83,893
Steven Madden Ltd.*	5,500	110,000
Timberland Co., Class A*	10,500	189,840
True Religion Apparel, Inc.*	2,800	59,780
Under Armour, Inc.*	5,600	244,552
UniFirst Corp.	3,500	133,000
Volcom, Inc.*	3,600	79,308
Warnaco Group, Inc. (The)*	11,200	389,760
Weyco Group, Inc.	1,200	33,000
Wolverine World Wide, Inc.	13,200	323,664
Xerium Technologies, Inc.	5,400	28,080

		4,290,653

Thrifts & Mortgage Finance (1.1%)
Anchor BanCorp Wisconsin, Inc.	5,300	124,656
Bank Mutual Corp.	14,700	155,379
BankAtlantic Bancorp, Inc., Class A	11,400	46,740
BankUnited Financial Corp., Class A	6,000	41,400
Berkshire Hills Bancorp, Inc.	2,200	57,200
Brookline Bancorp, Inc.	16,600	168,656
Centerline Holding Co.	12,500	95,250
City Bank	3,500	78,470
Clayton Holdings, Inc.*	1,500	7,755
Clifton Savings Bancorp, Inc.	1,200	11,760
Corus Bankshares, Inc.	9,700	103,499
Dime Community Bancshares	7,100	90,667
Downey Financial Corp.	4,600	143,106
Federal Agricultural Mortgage Corp., Class C	2,900	76,328
First Busey Corp.	5,400	107,244
First Financial Holdings, Inc.	3,000	82,260
First Niagara Financial Group, Inc.	25,500	307,020
First Place Financial Corp.	4,400	61,556
FirstFed Financial Corp.*	2,900	103,878
Flagstar Bancorp	11,100	77,367
Franklin Bank Corp.*	8,100	34,911
Fremont General Corp.*	19,100	66,850
Kearny Financial Corp.	3,800	45,258
KNBT Bancorp, Inc.	7,600	117,192

30 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
NASB Financial, Inc.	300	$7,914
NewAlliance Bancshares, Inc.	27,500	316,800
Northwest Bancorp, Inc.	3,800	100,966
Ocwen Financial Corp.*	6,600	36,564
PFF Bancorp, Inc.	5,300	63,812
Provident Financial Services, Inc.	15,100	217,742
Provident New York Bancorp	8,900	114,988
Rockville Financial, Inc.	1,600	19,520
Roma Financial Corp.	1,400	21,966
Tierone Corp.	4,600	101,890
Triad Guaranty, Inc.*	1,600	15,680
TrustCo Bank Corp.	19,500	193,440
United Community Financial Corp.	4,200	23,184
ViewPoint Financial Group	3,700	61,161
Wauwatosa Holdings, Inc.	1,200	15,384
Westfield Financial, Inc.	2,100	20,370
WSFS Financial Corp.	1,800	90,360

		3,626,143

Tobacco (0.2%)
Alliance One International, Inc.*	23,600	96,052
Universal Corp.	6,100	312,442
Vector Group Ltd.	8,190	164,291

		572,785

Trading Companies & Distributors (0.6%)
Applied Industrial Technologies, Inc.	9,700	281,494
Beacon Roofing Supply, Inc.*	11,300	95,146
BlueLinx Holdings, Inc.	1,600	6,288
Electro Rent Corp.	3,000	44,550
Global Sources Ltd.*	4,620	130,376
H&E Equipment Services, Inc.*	4,500	84,960
Houston Wire & Cable Co.	3,000	42,420
Interline Brands, Inc.*	5,900	129,269
Kaman Corp., Class A	6,200	228,222
Lawson Products, Inc.	800	30,336
NuCo2, Inc.	3,800	94,620
Rush Enterprises, Inc., Class A*	8,550	155,439
TAL International Group, Inc.	3,200	72,864
Transdigm Group, Inc.*	1,900	85,822
UAP Holding Corp.	12,600	486,360
Watsco, Inc.	5,000	183,800

		2,151,967

Transportation (0.2%)
Golar LNG Ltd.	8,800	194,656
GulfMark Offshore Services, Inc.*	5,800	271,382
Horizon Lines, Inc., Class A	7,400	137,936
Knightsbridge Tankers Ltd.	4,700	113,505

		717,479

Transportation Infrastructure (0.0%)
Textainer Group Holdings Ltd.	900	13,077

Water Utilities (0.2%)
American States Water Co.	4,200	158,256
Cadiz, Inc.	3,600	75,600
California Water Service Group	4,800	177,696
Consolidated Water Co. Ltd.	4,000	100,760
Pico Holdings, Inc.*	3,800	127,756
SJW Corp.	3,200	110,944
Southwest Water Co.	7,000	87,640

		838,652

Wireless Telecommunication Services (0.4%)
Airvana, Inc.*	100	543
Brightpoint, Inc.*	12,400	190,464
Centennial Communications*	7,100	65,959
Fibertower Corp.	26,100	59,508
Hughes Communications, Inc.	1,300	70,993
ICO Global Communications (Holdings) Ltd.	26,200	83,316
Infinera Corp.	3,100	46,004
Interdigital, Inc.*	11,200	261,296
iPCS, Inc.	4,500	161,955
Nextwave Wireless, Inc.	5,000	26,900
Novatel Wireless, Inc.*	7,900	127,980
Switch & Data, Inc.*	3,900	62,478
Syniverse Holdings, Inc.*	6,769	105,461
U.S.A. Mobility, Inc.	5,700	81,510
Virgin Mobile U.S.A., Inc.*	5,300	47,116

		1,391,483

Total Common Stocks		305,569,123

2007 Annual Report 31

Statement of Investments (Continued)
December 31, 2007

NVIT Small Cap Index (Continued)

Repurchase Agreements (10.9%)

	Principal Amount	Value

CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $2,137,013, collateralized by Government National Mortgage Association with a market value of $2,179,242	$2,136,512	$2,136,512
Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $18,833,363, collateralized by U.S. Government Agencies with a market value of $19,205,528	18,828,949	18,828,949
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $16,479,193, collateralized by U.S. Government Agency Mortgages with a market value of $16,804,837	16,475,330	16,475,330

Total Repurchase Agreements		37,440,791

Total Investments (Cost $368,483,432) (a) — 99.9%		343,009,914
Other assets in excess of liabilities — 0.1%		259,491

NET ASSETS — 100.0%		$343,269,405

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	All or a part of the security was on loan as of December 31, 2007.

ADR	American Depositary Receipt

MH	Marshall Islands

At December 31, 2007, the Fund’s open futures contracts were as follows:

			Notional Value	Unrealized
Number of			Covered by	Appreciation
Contracts	Long Contracts	Expiration	Contracts	(Depreciation)

97	Russell 2000 Futures	03/31/08	$37,451,700	$557,842

See accompanying notes to financial statements.

32 Annual Report 2007

Statement of Assets and Liabilities
December 31, 2007

NVIT Small Cap
Index

Assets:
Investments, at value (cost $331,042,641)	$305,569,123
Repurchase agreements, at cost and value	37,440,791

Total Investments	343,009,914

Interest and dividends receivable	553,803
Receivable for capital shares issued	64,030
Receivable for investments sold	1,326,409
Prepaid expenses and other assets	5,839

Total Assets	344,959,995

Liabilities:
Payable to custodian	326,391
Payable for variation margin on futures contracts	33,244
Payable for investments purchased	1,130,402
Payable for capital shares redeemed	117,880
Accrued expenses and other payables:
Investment advisory fees	57,744
Fund administration and transfer agent fees	2,555
Custodian fees	2,651
Other	19,723

Total Liabilities	1,690,590

Net Assets	$343,269,405

Represented by:
Capital	$367,786,193
Accumulated net investment income	167,836
Accumulated net realized gains from investment and futures transactions	231,052
Net unrealized depreciation on investments and futures	(24,915,676)

Net Assets	$343,269,405

Net Assets:
Class ID Shares	$343,269,405

Shares outstanding (unlimited number of shares authorized):
Class ID Shares	36,917,190

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class ID Shares	$9.30

See accompanying notes to financial statements.

2007 Annual Report 33

Statement of Operations
For the period ended December 31, 2007 (a)

NVIT Small Cap
Index

INVESTMENT INCOME:
Interest income	$1,317,547
Dividend income	3,013,821

Total Income	4,331,368

Expenses:
Investment advisory fees	474,071
Fund administration and transfer agent fees	121,272
Custodian fees	11,794
Trustee fees	9,701
Other	36,509

Total expenses before earnings credit	653,347
Earnings credit (Note 6)	(5,101)

Net Expenses	648,246

Net Investment Income	3,683,122

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	3,751,635
Net realized losses on futures transactions	(3,332,481)

Net realized gains on investment and futures transactions	419,154
Net change in unrealized depreciation on investments and futures	(24,915,676)

Net realized/unrealized losses on investments and futures	(24,496,522)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,813,400)

(a)	For the period from April 13, 2007 (commencement of operations) through December 31, 2007

See accompanying notes to financial statements.

34 Annual Report 2007

Statement of Changes in Net Assets

NVIT Small
Cap Index
Period Ended
December 31, 2007 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,683,122
Net realized gains on investment and futures transactions	419,154
Net change in unrealized depreciation on investments and futures	(24,915,676)

Change in net assets resulting from operations	(20,813,400)

Distributions to shareholders from:
Net investment income:
Class ID	(3,703,388)

Change in net assets from shareholder distributions	(3,703,388)

Change in net assets from capital transactions	367,786,193

Change in net assets	343,269,405

Net Assets:
Beginning of period	$—

End of period	$343,269,405

Accumulated net investment income at end of period	$167,836

CAPITAL TRANSACTIONS:
Class ID Shares
Proceeds from shares issued	$52,716,461
Issued from in-kind transactions	320,652,408
Dividends reinvested	3,703,343
Cost of shares redeemed	(9,286,019)

Change in net assets from capital transactions	$367,786,193

SHARE TRANSACTIONS:
Class ID Shares
Issued	5,416,086
Issued from in-kind transactions	32,065,241
Reinvested	376,438
Redeemed	(940,575)

Total change in shares	36,917,190

(a)	For the period from April 13, 2007 (commencement of operations) through December 31, 2007

See accompanying notes to financial statements.

2007 Annual Report 35

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

NVIT Small Cap Index

Investment Activities
Net Realized
and
	Net Asset		Unrealized	Total
	Value,	Net	Gains (Losses)	from
	Beginning	Investment	on	Investment
	of Period	Income	Investments	Activities

Class ID Shares
Period ended December 31, 2007 (d)	$10.00	0.11	(0.70)	(0.59)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Investment	Total	Value, End	Total		Period	to Average
	Income	Distributions	of Period	Return (a)		(000s)	Net Assets (b)

Class ID Shares
Period ended December 31, 2007 (d)	(0.11)	(0.11)	$9.30	(5.97%	)	$343,269	0.27%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Ratios / Supplemental Data
Ratio of Net
	Ratio of	Ratio of	Investment
	Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income to	Reimbursements)	Reimbursements)
	Average Net	to Average	to Average	Portfolio
	Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover

Class ID Shares
Period ended December 31, 2007 (d)	1.55%	0.28%	1.56%	21.78%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	For the period from April 13, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

36 Annual Report 2007

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the NVIT Small Cap Index Fund (the “Fund”) (formerly “GVIT Small Cap Index Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Tune (i.e., a “subsequent event”). Typically,

2007 Annual Report 37

Notes to Financial Statements (Continued)
December 31, 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

38 Annual Report 2007

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2007, the Fund did not have securities on loan.

(g)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions

2007 Annual Report 39

Notes to Financial Statements (Continued)
December 31, 2007

exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser. BlackRock Investment Management, LLC (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays the Fund’s adviser an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the period ended December 31, 2007:

Fee Schedule	Total Fees

$0 up to $1.5 billion	0.20%

$1.5 billion up to $3 billion	0.19%

$3 billion or more	0.18%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $165,925 for the period ended December 31, 2007.

NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and

40 Annual Report 2007

(iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted. During the period ended December 31, 2007, the Fund did not have any cumulative potential reimbursements.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides the Fund with various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

For the year ended December 31, 2007, NFS did not receive Administrative Services Fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2007, the Fund did not pay any portion of such costs.

4. Investment Transactions

For the period ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $121,507,269 and sales of $63,973,163.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement.

2007 Annual Report 41

Notes to Financial Statements (Continued)
December 31, 2007

Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the period ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote..

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may

42 Annual Report 2007

be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

8.	Other

During the year ended December 31, 2007, the NVIT Bond Index Fund accepted securities eligible for investment by the Fund as consideration for Fund shares issued (“Purchase In-Kind”) to the Nationwide NVIT Investor Destinations Aggressive Fund, Nationwide NVIT Investor Destinations Moderately Aggressive Fund, Nationwide NVIT Investor Destinations Moderate Fund, Nationwide NVIT Investor Destinations Moderately Conservative Fund and Nationwide NVIT Investor Destinations Conservative Fund, pursuant to no-action relief received from the Securities and Exchange Commission. Gartmore Variable Insurance Trust (no-action letter pub. avail. December 29, 2006).

9. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2007 was as follows:

	Distributions paid from

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$3,703,388	$–	$3,703,388	$–	$3,703,388

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$3,102,939	$–	$3,102,939	$–	$(1,138,569)	$(26,481,158)	$(24,516,788)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$369,491,072	$26,117,554	$(52,598,712)	$(26,481,158)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post-October capital losses in the amount of $1,138,569.

2007 Annual Report 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Small Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007 and the results of its operations, the changes in its net assets and the financial highlights for the period April 13, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

44 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the taxable year ended December 31, 2007, the Fund paid 34% of income dividends that qualify for the dividends received deduction available to corporations.

2007 Annual Report 45

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	102	None

46 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 47

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

48 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 49

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

NVIT Enhanced Income Fund
AnnualReport

December 31, 2007

Contents
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Trust makes the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ENH (2/08)

Message to Shareholders
For December 31, 2007, as of January 30, 2008

Dear Shareholder:

The past year brought no shortage of challenging conditions for investors and money managers alike. Among these conditions were extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the relative value of the U.S. dollar and renewed fears of economic recession.

Market Review

After hitting record highs in mid-July, broad stock market prices became particularly turbulent, and investor uncertainty seemed to persist throughout the rest of the year. Despite a dip in the fourth quarter that may have reflected investors’ ongoing concerns about the economy, many of the broad stock market indexes finished the volatile year with moderate gains. Also, in a development that was a surprise to some experts but long overdue to others, growth stocks outperformed value stocks after seven years of value style leadership.

The market volatility of 2007 serves as a stark reminder that sometimes the best defense against market risk may be to diversify across many different asset classes. Nationwide Funds offer fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigate the challenges they face in their own unique ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Variable Insurance Trust (NVIT) portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the annual reporting period, and they discuss the investment strategies they employed in response.

Changes at Nationwide Funds Group

During 2007, Nationwide Funds Group took further steps toward the goal of becoming a subadvised fund complex. We feel that our subadvised “manager of managers” approach allows us to build investment solutions based entirely on investor need, select the most appropriate portfolio managers for each investment mandate.

New Options in 2008

With the major portion of that fund management transition behind us, we enter 2008 with a great deal of momentum, and we have some exciting additions coming to our NVIT lineup. In May, we plan to introduce a new fund-of-funds asset allocation solution— the NVIT Cardinal FundsSM*. This series offers eight funds that range in investment strategy from conservative to aggressive. In addition, later in the year we plan to introduce several new subadvised and multi-manager funds within the NVIT series. We pledge to continue refining our lineup to ensure that Nationwide Funds Group offers investment solutions designed to help investors achieve their financial goals.

Once again, we thank you for entrusting your assets to Nationwide Funds Group, and we wish you all the best for 2008.

Sincerely,

Stephen T. Grugeon
President
Nationwide Variable Insurance Trust

*	A registration statement relating to the NVIT Cardinal Funds has been filed with the Securities and Exchange Commission (“SEC”) but is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

2007 Annual Report 3

NVIT Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period April 19, 2007 (the Fund’s inception date) through Dec. 31, 2007, the NVIT Enhanced Income Fund (Class ID at NAV) returned 3.69% versus 4.05% for its benchmark, a blend of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index, for the same period.

Can you describe the market environment during the reporting period?

The Federal Reserve Board lowered the target federal funds rate by 100 basis points during the reporting period. The cycle of interest-rate cuts began early in the third quarter as credit market conditions deteriorated, fueled by concerns about subprime mortgage-backed securities and related structured credits. The Federal Open Market Committee (FOMC) policy action brought the federal funds rate to 4.25% before year’s end, down from the 5.25% rate that had been maintained until Sept. 18, 2007. The Federal Reserve’s actions were taken to address the potential for slowing economic growth.

Inflation measures trended higher during the reporting period as rising prices for commodities— in particular energy prices— occurred at both the wholesale and retail levels. The Fed changed course during the reporting period and abandoned its inflationary risk bias for one of greater uncertainty about the outlook for economic growth.

Yields on short-to-intermediate-maturity U.S. Treasuries fell sharply in response to the Fed’s monetary easing, declining by more than 150 basis points, while longer rates fell somewhat less on concerns about rising commodity prices and the potential for inflation to re-emerge with an accommodative Fed. The yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) steepened significantly as the spread between the 3-month Treasury bill and 10-year Treasury note moved from positive 22 basis points at the start of the reporting period (Jan. 1, 2007) to positive 79 basis points at year-end.

What areas of investment provided the most positive relative returns for the Fund?

The Fund maintained a high-quality focus. As of Dec. 31, 2007, the Fund comprised 80.6% AAA-rated securities, with the balance in AA-rated and A-rated issues. The Fund’s focus on higher-quality assets added to performance during the volatile reporting period as higher-quality credits outperformed lower-rated issues. The Fund had limited exposure to the subprime mortgage market, which was positive for relative performance.

What areas detracted from Fund performance?

Risk premiums in the spread sectors rose substantially, and volatility increased during the reporting period. Therefore, excess returns relative to Treasuries were negative in most fixed-income spread sectors. In comparison to Treasuries, the commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and credit sectors posted weaker yield-curve-adjusted performance; the Fund’s exposures to these sectors detracted from relative performance.

What is your outlook for the near term?

As the U.S. housing market continues to decline, concerns increase about the ripple effect on credit markets and banks in the rest of the world. Manufacturing activity has declined as growth has begun to slow. Furthermore, the employment markets have begun to show signs of weakness. Credit and liquidity conditions may not fully normalize anytime soon. While the Fed acted to increase liquidity available to the markets, the painful de-leveraging process continues. We anticipate further interest-rate reductions by the Fed as we progress through 2008.

Given the uncertainty in the economic outlook and unprecedented liquidity disruptions in the markets, we have positioned the Fund to maintain overall duration-neutrality versus the blended benchmark and a conservative posture with regard to credit quality and liquidity. Risk premiums have widened for virtually all spread-sector securities due to concerns about subprime mortgage contagion. While wider risk premiums are generally warranted, the market has been somewhat indiscriminate in pricing securities lower regardless of risk, creating many return enhancement opportunities. We intend to exploit market dislocations prudently while maintaining the Fund’s quality and liquidity.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Shane Johnston

4 Annual Report 2007

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

The Nationwide Variable Insurance Trust (NVIT) Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions.

Market index performance is provided by a third-party source deemed to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. Individuals cannot invest directly in an index.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please contact your variable insurance contract provider or call 1-800-848-0920. Please read the Fund’s prospectus carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Nationwide Funds Group (NFG) is the mutual fund arm of Nationwide Financial Services (NYSE: NFS). Based in Conshohocken, Pa., a suburb of Philadelphia, NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds, and manage approximately $44.2 billion in assets as of December 31, 2007, of which approximately $12.4 billion are in “funds of funds” designed to provide asset allocation across several types of investments and asset classes. The Nationwide Variable Insurance Trust Funds are advised by Nationwide Fund Advisors (NFA).

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

The Fund’s benchmark consists of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index.

ML 6-Month T-Bill Index: Comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

ML 1-Year T-Bill Index: Comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

Commentary provided by Nationwide Funds Group (NFG). Views expressed within are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Morley Capital Management, Inc.

2007 Annual Report 5

NVIT Enhanced Income Fund
Fund Performance

Average Annual Total Return1

(For Periods Ended December 31, 2007)

		Gross	Net
		Expense	Expense
	Inception[2]	Ratio*	Ratio*

Class ID	3.69%	0.46%	0.45%

*	Expenses are estimated based on the Fund’s projected average net assets for 2007. There are no actual fees or expenses for the Fund in 2006 because the Fund commenced operations after December 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on April 19, 2007.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class ID shares of the NVIT Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill Index (b), the Merrill Lynch 1-Year Treasury Bill Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill Index

(b)	The Merrill Lynch 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

NVIT Enhanced Income Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(December 31, 2007)

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value($)	Account Value($)	During Period($)	During Period(%)
NVIT Enhanced Income			07/01/07	12/31/07	07/01/07 - 12/31/07 [a]	07/01/07 - 12/31/07 [a]

Class ID	Actual		1,000.00	1,028.80	2.10	0.41
	Hypothetical	[b]	1,000.00	1,023.13	2.09	0.41

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

NVIT Enhanced Income
Portfolio Summary
December 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Asset-Backed Securities	47.6%
Corporate Bonds	23.2%
Commercial Mortgage Backed Securities	13.1%
Collateralized Mortgage Obligations	5.8%
Repurchase Agreements	4.9%
U.S. Government Agency & Obligations	1.4%
U.S. Treasury Notes	1.4%
U.S. Government Sponsored & Agency Obligations	1.3%
U.S. Government Sponsored Mortgage-Backed Obligations	0.7%
Other assets in excess of liabilities	0.6%

100.0%

Top Industries

Auto Loans	21.8%
Diversified Financial Services	14.6%
Credit Card Loans	12.2%
Electric Utilities	5.6%
Equipment Loans	5.6%
Home Equity Loans	2.7%
Electric Power	2.5%
Banks	2.3%
Mortgage-Backed	1.9%
Manufacturing	1.3%
Other	29.5%

100.0%

Top Holdings*

WFS Financial Owner Trust, Series 2005-2, Class A4, 4.39%, 11/19/12	2.4%
Goldman Sachs Group, Inc., 4.13%, 01/15/08	2.2%
MBNA Credit Card Master Note Trust, Series 2005-A1 Class A1, 4.20%, 09/15/10	1.8%
Volkswagen Auto Loan Enhanced Trust, Series 2005-1,Class A4, 4.86%, 04/20/12	1.7%
Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4, 3.65%, 07/15/11	1.4%
U.S. Treasury Notes, 4.88%, 08/31/08	1.4%
U.S. Treasury Notes, 4.63%, 09/30/08	1.4%
Capital One Auto Finance Trust, Series 2006-C, Class A3A, 5.07%, 07/15/11	1.4%
Government National Mortgage Association, Series 2003-49, Class A, 2.21%, 10/16/17	1.4%
Bank One Issuance Trust, Series 2003-A7, Class A7, 3.55%, 3/15/11	1.4%
Other	83.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Annual Report 2007

Statement of Investments
December 31, 2007

NVIT Enhanced Income

Asset-Backed Securities (47.6%)

	Principal
	Amount	Value

Auto Loans (21.8%)
AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 05/06/10	$1,041,173	$1,040,126
Banc of America Securities Auto Trust, Series 2006-G1, Class A3, 5.18%, 06/18/10	2,500,000	2,508,915
Capital Auto Receivables Asset Trust Series 2004-2, Class A4, 3.75%, 07/15/09	2,500,000	2,489,384
Series 2006-2, Class A3A, 4.98%, 05/15/11	2,500,000	2,508,916
Capital One Auto Finance Trust Series 2005-D, Class A3, 4.81%, 03/15/10	966,792	967,185
Series 2006-C, Class A3A, 5.07%, 07/15/11	2,759,000	2,766,381
Chase Manhattan Auto Owner Trust, Series 2005-B, Class A4, 4.88%, 06/15/12	1,500,000	1,502,033
Daimler Chrysler Auto Trust Series 2005-B, Class A3, 4.04%, 09/08/09	1,009,861	1,008,894
Series 2006-D, Class A3, 4.98%, 02/08/11	2,200,000	2,207,533
Series 2007-A, Class A2A, 5.01%, 03/08/11	1,000,000	1,002,753
Ford Credit Auto Owner Trust Series 2005-B, Class A4, 4.38%, 01/15/10	1,879,664	1,876,814
Series 2007-B, Class A2A, 5.26%, 06/15/10	1,500,000	1,507,242
Honda Auto Receivables Owner Trust Series 2007-2, Class A2, 5.41%, 11/23/09	2,000,000	2,007,187
Series 2005-3, Class A4, 4.03%, 12/20/10	2,150,000	2,136,205
Household Automotive Trust, Series 2005-3, Class A3, 4.80%, 10/18/10	2,261,016	2,261,454
Nissan Auto Receivables Owner Trust, 1,730.10%, 09/15/09	1,685,850	1,684,231
Volkswagen Auto Loan Enhanced Trust, Series 2005-1, Class A4, 4.86%, 04/20/12	3,335,000	3,342,665
Wachovia Auto Owner Trust, Series 2006-A, Class A3, 5.35%, 02/22/11	2,036,557	2,044,319
WFS Financial Owner Trust Series 2004-3, Class A4, 3.86%, 02/17/12	2,231,249	2,222,738
Series 2005-2, Class A4, 4.39%, 11/19/12	4,738,001	4,730,491
World Omni Auto Receivables Trust, Series 2007-B, Class A2A, 5.46%, 02/16/10	1,500,000	1,505,479

		43,320,945

Credit Card Loans (12.2%)
American Express Credit Account Master Trust, 4.35%, 12/15/11	1,120,000	1,122,501
Bank One Issuance Trust Series 2003-A7, Class A7, 3.35%, 03/15/11	2,759,000	2,734,591
Class 2004-A1, Class A1, 3.45%, 10/17/11	2,500,000	2,468,433
Capital One Master Trust, Series 1998-1, Class A, 6.31%, 06/15/11	2,500,000	2,511,018
Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4, 3.65%, 07/15/11	2,830,001	2,813,290
Citibank Credit Card Issuance Trust, Series 2006-A2, Class A2, 4.85%, 02/10/11	2,440,000	2,454,443
Citibank Credit Card Master Trust I, Series 1999-2, Class A, 5.88%, 03/10/11	2,500,000	2,546,035
MBNA Credit Card Master Note Trust Seies 2003-A1, Class A1, 3.30%, 07/15/10	1,500,000	1,498,003
Series 2005-A1 Class A1, 4.20%, 09/15/10	3,633,001	3,627,478
Series 2003-A6, Class A6, 2.75%, 10/15/10	2,500,000	2,482,008

		24,257,800

2007 Annual Report 9

Statement of Investments (Continued)
December 31, 2007

NVIT Enhanced Income (Continued)

Asset-Backed Securities (continued)

	Principal
	Amount	Value

Electric Utilities (5.6%)
Centerpoint Energy Transition Bond Co., Series 2001-1, Class A3, 5.16%, 09/15/11	$2,480,186	$2,497,823
Peco Energy Transition Trust, Series 1999-A, Class A7, 6.13%, 03/01/09	2,476,597	2,491,279
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A1, 4.85%, 06/25/11	833,740	835,198
PP&L Transition Bond Co. LLC, Series 1999-1, Class A8, 7.15%, 06/25/09	1,679,346	1,703,319
Public Service New Hampshire Funding LLC, Series 2001-1 Class A2, 5.73%, 11/01/10	1,253,864	1,258,541
Texas Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A1, 3.52%, 11/15/11	2,319,411	2,297,138

		11,083,298

Equipment Loans (5.6%)
Caterpillar Financial Asset Trust Series 2007-A, Class A2A, 5.40%, 04/26/10	1,500,000	1,509,143
5.57%, 05/25/10	2,311,708	2,326,340
CIT Equipment Collateral, Series 2006-VT1, Class A3, 5.13%, 02/20/09	1,992,730	1,999,197
GE Equipment Midticket Llc, 4.58%, 05/14/10	2,500,000	2,475,000
John Deere Owner Trust, Series 2005-A, Class A3, 3.98%, 06/15/09	460,815	460,611
MBNA Practice Solutions Owner Trust, Series 2005-2, Class A3, 4.34%, 06/15/11 (a)	2,286,777	2,278,182

		11,048,473

Home Equity Loans (2.4%)
Agency Wrapped, FHLMC, Series T-50, Class A7, 5.05%, 10/27/31 (b)	1,103,000	1,100,764
Chase Funding Mortgage Loan
Series 2003-6, Class 1A3, 3.34%, 05/25/26	568,912	563,531
Series 2003-3, Class 1A4, 3.30%, 11/25/29	638,509	630,141
Citigroup Residential Mortgage Securities, Series 2006-A1, Class A3-A4, 5.96%, 07/25/36	1,136,194	1,130,493
Countrywide Asset-Backed Certificates, Series 2005-7, Class AF2, 4.37%, 11/25/35	1,218,047	1,208,107
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class AV2A, 5.00%, 11/25/35 (b)	12,463	12,461
Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI3, 2.68%, 01/25/19	158,340	156,881

		4,802,378
Total Asset-Backed Securities		94,512,894

Corporate Bonds (23.2%)
Banks (2.3%)
Bank One Corp., 6.00%, 02/17/09	2,500,000	2,522,305
M&I Marshall & Ilsley, 4.50%, 08/25/08	2,000,000	1,990,650

		4,512,955

Computers & Peripherals (1.2%)
Hewlett Packard Co., 3.63%, 03/15/08	2,500,000	2,494,185

Consumer Finance (1.3%)
HSBC Finance Corp., 6.40%, 06/17/08	2,500,000	2,511,660

Diversified Financial Services (14.6%)
AIG SunAmerica Global Finance, 5.85%, 08/01/08 (a)	2,225,000	2,231,003
Associates Corp. of North America, 6.25%, 11/01/08	2,500,000	2,523,185

10 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Diversified Financial Services (continued)
Bear Stearns Co., Inc., 2.88%, 07/02/08	$2,500,000	$2,459,558
General Electric Capital Corp., 3.60%, 10/15/08	2,500,000	2,478,845
Genworth Financial, Inc., 5.23%, 05/16/09	2,500,000	2,518,420
Goldman Sachs Group, Inc., 4.13%, 01/15/08	4,413,999	4,412,414
Lehman Brothers Holdings, Inc., 3.50%, 08/07/08	2,500,000	2,465,990
Morgan Stanley, 3.88%, 01/15/09	2,500,000	2,474,285
U.S. Bancorp, 5.30%, 04/28/09	2,500,000	2,525,053
Wachovia Corp., 3.50%, 08/15/08	2,500,000	2,470,990
Wells Fargo & Co., 3.50%, 04/04/08	2,500,000	2,489,625

		29,049,368

Electric Power (2.5%)
FPL Recovery Funding, 5.05%, 02/01/13	2,575,000	2,585,094
Oncor Electric Delivery Transition Bond Comp., 4.03%, 02/15/12	2,429,002	2,414,121

		4,999,215

Manufacturing (1.3%)(a)
Pepsi Bottling Holdings, Inc., 5.63%, 02/17/09	2,500,000	2,529,875

Total Corporate Bonds		46,097,258

Commercial Mortgage Backed Securities (13.1%)
Asset Securitization Corp., Series 1996-D3, Class A1C, 7.40%, 10/13/26	332,408	340,167
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A2, 4.64%, 11/10/42	1,378,199	1,376,182
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP2, Class A1, 6.08%, 02/15/35	344,678	348,747
Series 2004-T14, Class A2, 4.17%, 01/12/41 (b)	2,409,095	2,390,631
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1, 3.79%, 10/15/41	2,090,824	2,069,359
Commercial Mortgage Pass-Through Certification, Series 1999-1, Class A2, 6.46%, 05/15/32	2,207,507	2,213,943
CS First Boston Mortgage Securities Corp., Series 2003-C4, Class A2, 3.91%, 08/15/36	2,602,525	2,580,566
First Union National Bank Commercial Mortgage, 5.67%, 12/12/33	1,655,301	1,666,969
GE Capital Commercial Mortgage Corp., Series 2003-C1, Class A1, 3.09%, 01/10/38	1,238,580	1,235,821
Greenwich Capital Commercial Funding Corp., Series 04-GG1, Class A3, 4.34%, 06/10/36	2,447,837	2,433,449
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNCI, Class A1, 2.80%, 06/12/41	1,415,910	1,397,923
LB-UBS Commercial Mortgage Trust
Series 2000-C5, Class A1, 6.41%, 12/15/19	21,342	21,341
Series 2001-C7, Class A2, 5.53%, 12/15/25	810,954	811,759
Series 2002-C1, Class A2, 5.97%, 03/15/26	1,078,778	1,081,231
Series 2002-C2, Class A2, 4.90%, 06/15/26 (b)	1,132,074	1,130,418
Series 2003-C5, Class A2, 3.48%, 07/15/27	2,759,000	2,733,552
Morgan Stanley Dean Witter Capital I
Series 2001-TOP1, Class A3, 6.46%, 02/15/33	60,086	59,964
Series 2003-T11, Class A1, 3.26%, 06/13/41	279,108	277,324
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	1,782,380	1,786,517

2007 Annual Report 11

Statement of Investments (Continued)
December 31, 2007

NVIT Enhanced Income (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal
	Amount	Value

Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A1, 4.43%, 03/15/42	$97,541	$97,309

Total Commercial Mortgage Backed Securities		26,053,172

U.S. Government Sponsored & Agency Obligations (1.3%)
Federal Home Loan Bank Corp., 5.13%, 07/30/08	2,500,000	2,510,675

U.S. Treasury Note (1.4%)
U.S. Treasury Notes, 4.63%, 09/30/08	2,759,000	2,783,141

U.S. Government Agency & Obligations (1.4%)
U.S. Treasury Notes, 4.88%, 08/31/08	2,759,000	2,783,141

Collateralized Mortgage Obligations (5.8%)
Federal Home Loan Mortgage Corp. Series 2611, Class KC, 3.50%, 01/15/17	594,955	582,872
Series 2664, Class GA, 4.50%, 01/15/18	640,452	641,708
Series 2613, Class PA, 3.25%, 05/15/18	681,428	648,326
Series 2630, Class JA, 3.00%, 06/15/18	607,427	591,730
Series 2928, Class NA, 5.00%, 11/15/19	871,255	870,661
Series 2682, Class XK, 3.00%, 01/15/21	196,904	196,534
Series 2726, Class AC, 3.75%, 09/15/22	49,171	49,092
Federal National Mortgage Association
Series 2004-34, Class PL, 3.50%, 05/25/14	871,585	863,262
Series 2003-57, Class NB, 3.00%, 06/25/18	541,324	514,057
Series 2003-75, Class NB, 3.25%, 08/25/18	$434,792	$422,902
Series: 2003-14, Class AN, 3.50%, 03/25/33	392,501	370,701
Government National Mortgage Association
Series 2003-49, Class A, 2.21%, 10/16/17	2,809,901	2,739,328
Series 2004-103, Class A, 3.88%, 12/16/19	2,489,129	2,460,608
Residential Funding Mortgage Securities I,
Series 2003-S11, Class A1, 2.50%, 06/25/18	533,742	518,824

Total Collateralized Mortgage Obligations		11,470,605

U.S. Government Sponsored Mortgage-Backed Obligations (0.7%)
Federal Home Loan Mortgage Corp.
Pool #E00678, 6.50%, 06/01/14	74,664	77,376
Pool #E00991, 6.00%, 07/01/16	97,269	99,583
Federal National Mortgage Association
Pool #190255, 6.50%, 02/01/09	17,742	17,843
Pool #254256, 5.50%, 04/01/09	23,875	24,117
Pool # 253845, 6.00%, 06/01/16	120,618	123,626
Pool #254089, 6.00%, 12/01/16	187,404	192,077
Pool #545415, 6.00%, 01/01/17	163,675	167,756
Pool #254195, 5.50%, 02/01/17	391,410	397,455
Pool #625178, 5.50%, 02/01/17	353,476	358,935

Total U.S. Government Sponsored Mortgage-Backed Obligations		1,458,768

Repurchase Agreements (4.9%)
CS First Boston, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $558,874, collateralized by Government National Mortgage Association with a market value of $569,917	558,743	558,743

12 Annual Report 2007

Repurchase Agreements (continued)

	Principal
	Amount	Value

Lehman Brothers, Inc., 4.22%, dated 12/31/07, due 01/02/08, repurchase price $4,925,319, collateralized by U.S. Government Agencies with a market value of $5,022,648	$4,924,164	$4,924,164
Nomura Securities, 4.22%, dated 12/31/07, due 01/02/08, repurchase price $4,309,654, collateralized by U.S. Government Agency Mortgages with a market value of $4,394,817	4,308,644	4,308,644

Total Repurchase Agreements		9,791,551

Total Investments (Cost $196,909,719) (c) — 99.4%		197,461,205
Other assets in excess of liabilities — 0.6%		1,283,173

NET ASSETS — 100.0%		$198,744,378

(a)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2007. The maturity date represents the actual maturity date.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2007 Annual Report 13

Statement of Assets and Liabilities
December 31, 2007

NVIT Enhanced
Income

Assets:
Investments, at value (cost $187,118,168)	$187,669,654
Repurchase agreements, at cost and value	9,791,551

Total Investments	197,461,205

Interest receivable	1,352,127

Total Assets	198,813,332

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	58,982
Fund administration and transfer agent fees	6,932
Other	3,040

Total Liabilities	68,954

Net Assets	$198,744,378

Represented by:
Capital	$197,998,268
Accumulated net investment loss	—
Accumulated net realized gains from investment transactions	194,624
Net unrealized appreciation on investments	551,486

Net Assets	$198,744,378

Net Assets:
Class ID Shares	$198,744,378

Shares outstanding (unlimited number of shares authorized):
Class ID Shares	19,803,981

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class ID Shares	$10.04

See accompanying notes to financial statements.

14 Annual Report 2007

Statement of Operations
For the period ended December 31, 2007 (a)

NVIT Enhanced
Income

INVESTMENT INCOME:
Interest income	$7,112,089

Total Income	7,112,089

Expenses:
Investment advisory fees	481,746
Fund administration and transfer agent fees	74,732
Custodian fees	5,751
Trustee fees	5,762
Other	25,333

Total expenses before earnings credit	593,324
Earnings credit (Note 6)	(3,112)

Net Expenses	590,212

Net Investment Income	6,521,877

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	35,533
Net change in unrealized appreciation on investments	551,486

Net realized/unrealized gains on investments	587,019

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,108,896

(a)	For the period from April 19, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

2007 Annual Report 15

Statement of Changes in Net Assets

NVIT
Enhanced Income
Period Ended
December 31, 2007 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$6,521,877
Net realized gains on investment transactions	35,533
Net change in unrealized appreciation on investments	551,486

Change in net assets resulting from operations	7,108,896

Distributions to shareholders from:
Net investment income:
Class ID	(6,362,786)

Change in net assets from shareholder distributions	(6,362,786)

Change in net assets from capital transactions	197,998,268

Change in net assets	198,744,378
Net Assets:
Beginning of period	-
End of period	$198,744,378

Accumulated net investment loss at end of period	$—

CAPITAL TRANSACTIONS:
Class ID Shares
Proceeds from shares issued	$1,000
Issued from in-kind transactions	197,732,681
Dividends reinvested	6,362,758
Cost of shares redeemed	(6,098,171)

Change in net assets from capital transactions	$197,998,268

SHARE TRANSACTIONS:
Class ID Shares
Issued	100
Issued from in-kind transactions	19,773,268
Reinvested	634,643
Redeemed	(604,030)

Total change in shares	19,803,981

(a)	For the period from April 19, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

16 Annual Report 2007

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the periods indicated)

NVIT Enhanced Income

Investment Activities

Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class ID Shares
Period ended December 31, 2007 (d)	$10.00	0.34	0.03	0.37

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses to
	Investment	Total	Value, End	Total	Period	Average Net
	Income	Distributions	of Period	Return (a)	(000s)	Assets (b)

Class ID Shares
Period ended December 31, 2007 (d)	(0.33)	(0.33)	$10.04	3.69%	$198,744	0.43%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Ratios / Supplemental Data
Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)	Turnover

Class ID Shares
Period ended December 31, 2007 (d)	4.79%	0.43%	4.79%	55.71%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

See accompanying notes to financial statements.

2007 Annual Report 17

Notes to Financial Statements
December 31, 2007

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Variable Insurance Trust.” The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, was redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the NVIT Enhanced Income Fund (the “Fund”) (formerly “GVIT Enhanced Income Fund”). The Trust currently operates forty (40) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a

18 Annual Report 2007

multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time(i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

2007 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2007

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments and the difference between the premium and the amount paid on effecting a closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned

20 Annual Report 2007

currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of December 31, 2007, the Fund did not have securities on loan.

(h)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) (formerly, Gartmore Mutual Fund Capital Trust (“GMF”)) manages the investment of the assets and supervises the daily business affairs of the Fund. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”).Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser. Morley Capital Management, Inc., (“Morley” or the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. Effective September 1, 2007, Morley became an unaffiliated subadviser to the Fund.

2007 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2007

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. Additional information regarding investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the period ended December 31, 2007:

Fee Schedule	Total Fees

$0 up to $500 million	0.35%

$500 million up to $1 billion	0.34%

$1 billion up to $3 billion	0.325%

$3 billion up to $5 billion	0.30%

$5 billion up to $10 billion	0.285%

$10 billion and more	0.275%

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $116,468, of which $66,309 was paid to an affiliated subadviser, for the period ended December 31, 2007.

NFA and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.45% until at least May 1, 2008.

NFA may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement in a given quarter is approved by the Board of Trustees on an advance quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

For the period ended December 31, 2007, the cumulative potential reimbursements for all classes of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA, would be:

Period ended
December 31, 2007

$—

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and serves as Transfer and Dividend Disbursing Agent for the Fund (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net

22 Annual Report 2007

assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Nationwide NVIT Investor Destinations Aggressive Fund, the Nationwide NVIT Investor Destinations Moderately Aggressive Fund, the Nationwide NVIT Investor Destinations Moderate Fund, the Nationwide NVIT Investor Destinations Moderately Conservative Fund, and the Nationwide NVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Fund. Effective August 1, 2007, BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2007, the Fund did not pay any portion of such costs.

4. Investment Transactions

For the period ended December 31, 2007, (excluding short-term securities) the Fund had purchases of $122,997,055 and sales of $91,003,631.

For the period ended December 31, 2007, the Fund had purchases of $5,320,824 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings outstanding under this line of credit for the period ended December 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credit) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2007 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2007

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the its Trustees and certain Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2007, and is to be applied to all open tax years as of the effective date. Accordingly, the Fund was required to implement FIN 48 in its net asset value per share (NAV) calculation on June 29, 2007. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements. The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

8. Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2007 was as follows:

	Distributions Paid From

					Total
	Ordinary	Net Long Term	Total Taxable	Tax Exempt	Distributions
Year	Income	Capital Gains	Distributions	Distributions	Paid

2007	$6,362,786	$–	$6,362,786	$–	$6,362,786

24 Annual Report 2007

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$194,624	$–	$194,624	$–	$–	$551,486	$746,110

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Securities	Appreciation	Depreciation	(Depreciation)

$196,909,719	$682,217	$(130,731)	$551,486

2007 Annual Report 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Enhanced Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2007 and the results of its operations, the changes in its net assets and the financial highlights for the period April 20, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2008

26 Annual Report 2007

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	102	None

2007 Annual Report 27

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts, Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

28 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

S. Timothy Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer[4]	Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]	N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

2007 Annual Report 29

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.	N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008	Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon did not serve the Trust in these capacities during the period covered by this shareholder report. Mr. Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. During the period covered by this report, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2007

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).
The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.
If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.
During the period covered by the report, with respect to the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments (except as noted hereinbelow) to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2. During the period covered by the report, the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions: (i) was amended, effective as of May 1, 2007, to reflect the “rebranding” change in the registrant’s name and in the names of certain affiliated service providers from a “Gartmore” brand name to a “Nationwide” brand name; and (ii) was revised, effective as of October 1, 2007, to reflect the changes in the “Covered Persons” under the code of ethics.
Item 3. Audit Committee Financial Expert.
(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).
(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Charles Allen, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.
Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007.

	2006		2007

Audit Fees	$391,052		$494,626	(1)
Audit-Related Fees	$16,000	(2)	$16,800	(3)
Tax Fees	$105,621	(4)	$162,786	(5)
All Other Fees	$0		$0

Total	$512,673		$674,212

(1)	Includes fees related to FIN 48.

(2)	Services include security counts performed under Rule 17F-2 of the 1940Act.

(3)	Relates to security counts in accordance with Rule 17F-2.

(4)	Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

(5)	Includes tax services provided for in-kind transfers from Nationwide Mutual Funds.
The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007

Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

(1)	Relates to expatriate tax compliance and advisory services to Gartmore Global Investments, Inc. for employees on international assignment including local tax return preparation in overseas locations.

(2)	Relates to expatriate tax compliance and advisory services to NWD Investments, Inc. for employees on international assignment including local tax return preparation in overseas locations.
     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.
4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007:

	2006	2007

Audit-Related Fees	None	None
Tax Fees(1)	$13,825	$15,000
All Other Fees	None	None

Total	None	None

(1)	Relates to expatriate tax compliance and advisory services to NWD Investments for employees on international assignment including local tax return preparation in overseas locations.
The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
4(f) The percentage of hours expended to audit the registrant’s financial statements for the fiscal year ended December 31, 2007, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was ___% [if over 50%]. Not Applicable
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal years ended December 31, 2006, and December 31, 2007 were $0, and $0, respectively.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
Item 6. Schedule of Investments.
File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Company.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.
The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.
Item 11. Controls and Procedures.
(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.
Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ JOSEPH FINELLI

Name: Joseph Finelli
Title: Treasurer
Date: March 10, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ STEPHEN T. GRUGEON

Name: Stephen T. Grugeon
Title: President & Principal Executive Officer
Date: March 10, 2008

By (Signature and Title)	/s/ JOSEPH FINELLI

Name: Joseph Finelli
Title: Treasurer
Date: March 10, 2008